UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Gregory F. Niland

American Funds Insurance Series

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Insurance Series® Annual report for the year ended December 31, 2022

Investing in global
companies for
the long term

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

46	Global Growth Fund

51	Global Small Capitalization Fund

58	Growth Fund

65	International Fund

70	New World Fund®

84	Washington Mutual Investors Fund

89	Capital World Growth and Income Fund®

97	Growth-Income Fund

103	International Growth and Income Fund

109	Capital Income Builder®

127	Asset Allocation Fund

160	American Funds® Global Balanced Fund

176	The Bond Fund of America®

206	Capital World Bond Fund®

226	American High-Income Trust®

245	American Funds Mortgage Fund®

252	Ultra-Short Bond Fund

254	U.S. Government Securities Fund®

263	Managed Risk Growth Fund

265	Managed Risk International Fund

267	Managed Risk Washington Mutual Investors Fund

269	Managed Risk Growth-Income Fund

271	Managed Risk Asset Allocation Fund

273	Financial statements

Fellow investors:

It is our pleasure to present the annual report for American Funds Insurance Series® for the year ended December 31, 2022.

Regarding the investment environment, global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index1. Communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. equities had their worst year since 2008 as the S&P 500 Index2 fell 18.11%. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. On the upside, energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

European stocks declined as record-high inflation, rising interest rates and the Ukraine invasion combined to hammer the eurozone economy. Gross domestic product growth in the 19-member eurozone decelerated throughout the year, falling to 0.3% in the third quarter from 0.6% in the first quarter. Political turmoil also weighed on markets amid contentious leadership changes in Italy and the United Kingdom. Despite a strong fourth-quarter rally in European stocks, the MSCI Europe Index3 finished the full year down by 15.06%.

Emerging markets stocks tumbled, undercut by China’s economic slowdown, interest rate hikes and the growing strength of the U.S. dollar. Rising inflation in developing countries that spurred monetary tightening, as well as rolling lockdowns in China to suppress COVID-19, also weighed on equity prices. Overall, the MSCI Emerging Markets Index4 slid 20.09%.

Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index5 lost 12.46% in one of the worst bond market

Past results are not predictive of results in future periods.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes. Source: MSCI.

[1]	Source: MSCI. MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.
[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]	Source: MSCI. MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.
[4]	Source: MSCI. MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results reflect dividends net of withholding taxes.
[5]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.

American Funds Insurance Series	1

declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield rose 237 basis points to 3.88%. In this environment, investment-grade (BBB/ Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index6 was down 15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index7 fell by 11.18%, while the Bloomberg Municipal Bond Index8 declined 8.53%.

In foreign exchange markets a strong U.S. dollar grew stronger for much of the year, particularly as the Fed raised rates at a faster pace than some other central banks, though there was some reversal of its strength in the last two months of the year. The dollar posted gains of 6.6% and 14.6% against the euro and the yen, respectively.

Looking ahead

Big questions remain about how the U.S. economy will do in 2023. It is possible that the delayed impact of higher rates will keep growth slow, or even cause a mild recession. However, we have confidence in the long-term trajectory of the economy, and the stock market has likely digested much of the potential bad news already, given the decline this year. Investors have reason for hope, as we’ve already taken a measure of pain, in both stocks and bonds. Inflation may persist above the levels we’ve been used to the past decade, but is likely to gently decline over the coming year from the 6.5% mark, published in January 2023. That would be good news on its own, and would also lighten the upward pressure we’ve seen on interest rates this past year. The global negative impact of COVID-19 has already persisted longer than anyone predicted back in early 2020, but should also decline with time, particularly as China has decided to end lockdowns. That will eventually help economic growth.

Thus, as 2023 progresses we may see, out of many fears, a reason for optimism. The ongoing war in Ukraine remains a wild card, and we hope it does not spill over into a larger conflict. That may be the biggest risk to a mildly positive outlook for stocks. There can still be bumps in the road, but with our world-class research, we will continue to focus on finding those companies with the best fundamentals and the best risk-versus-return tradeoffs. We believe that we will find plenty of attractive securities for the long term in this environment. In the event of periods of volatility, we remain committed to our process, and will look for opportunities at that time as well.

Our time-tested process is based on extensive research, a long-term framework and close attention to valuation, and has resulted in superior outcomes for investors over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 13, 2023

Past results are not predictive of results in future periods.

[6]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[7]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. The waivers will be in effect through at least May 1, 2023. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2023, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series® — International Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series® — Washington Mutual Investors Fund and American Funds Insurance Series® — U.S. Government Securities Fund. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth-Income Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series® — Asset Allocation Fund. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund declined 24.54% for the 12 months ended December 31, 2022, compared with a decrease of 18.36% in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the fund, stock selection in the consumer discretionary sector was the top contributor to relative returns. A larger-than-index position in health care firm Cigna was among the top individual contributors to the fund, with returns that outpaced the broader market. On the downside, stock selections within the information technology sector weighed on results. Netherlands-based payments firm Adyen was among the top individual detractors, with returns that lagged the broader market in a weak sector overall.

On a geographic basis, stocks of companies domiciled in Hong Kong and France were among the top contributors to results, while stocks of companies based in the United States and the Netherlands were among the top detractors.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products and services, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Gross expense ratio	Net expense ratio

Class 1	–24.54%	7.33%	10.43%	9.57%	0.52%	0.41%
Class 1A	–24.73	7.07	10.16	9.30	0.77	0.66
Class 2	–24.74	7.06	10.15	9.30	0.77	0.66
Class 4	–24.92	6.80	9.92	9.04	1.02	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund declined 29.37% for the 12 months ended December 31, 2022. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, declined 18.67%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Regarding the fund, stock selection within the health care sector was a positive contributor to relative returns. A larger-than-index investment in medical technology firm Haemonetics was among the fund’s top individual contributors over the period. On the downside, stock selection within the information technology sector weighed on returns. Within individual securities, India-based cloud platform provider Tanla Platforms was a top detractor, as its stock lagged the broader market.

Geographically, investments in companies domiciled in Hong Kong and Korea were overall additive to returns, while investments in those domiciled in China and the United States were detractors, overall.

In a turbulent year for markets across the board, the fund’s results for the past 12 months have been disappointing. However, with analysts’ full-time return to the road after COVID-19-related pauses, fund managers remain confident in the primary research capabilities underpinning investment decisions, and optimistic for the outlook ahead. While cognizant of the possibility of recession in the short term, managers remain committed to investing in companies with long-term potential.

6	American Funds Insurance Series

Global Small Capitalization Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Gross expense ratio	Net expense ratio

Class 1	–29.37%	3.05%	7.10%	8.39%	0.70%	0.66%
Class 1A	–29.54	2.80	6.84	8.13	0.95	0.91
Class 2	–29.55	2.79	6.84	8.13	0.95	0.91
Class 4	–29.69	2.54	6.58	7.86	1.20	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund declined 29.75% for the 12 months ended December 31, 2022, compared with a decrease of 18.11% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500 Index entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, stock selection within the materials sector was the top contributor to relative returns. A position in energy industry firm Halliburton buoyed results as its stock outpaced the broader industry. On the downside, investments within the communication services sector weighed on results. A position in Tesla was the top individual detractor to returns.

The overall uncertain economic environment and challenges of inflation are very real concerns. The fund’s managers believe it is well-positioned for the road ahead and continue to focus on capital appreciation and selecting companies best suited for this challenging economic environment. Portfolio managers remain confident their time-tested investment approach, based on thorough research and robust debate with an eye on valuation, can continue to deliver superior outcomes for investors over the long-term.

8	American Funds Insurance Series

Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–29.75%	11.42%	13.93%	12.65%	0.34%
Class 1A	–29.93	11.14	13.65	12.37	0.59
Class 2	–29.94	11.14	13.64	12.37	0.59
Class 3	–29.89	11.22	13.72	12.45	0.52
Class 4	–30.11	10.86	13.38	12.09	0.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund declined 20.57% for the 12 months ended December 31, 2022. Its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), fell 16.00%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the portfolio, stock selection within the energy sector boosted relative returns. Within individual securities, a higher-than-index position in Petroleo Brasileiro was a top contributor as the stock significantly outpaced the market overall. On the downside, stock selection within the information technology sector dragged on returns. A larger-than-index position in South Korean chipmaker SK Hynix was among the top individual detractors.

Looking ahead, the market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement. There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. In this uncertain environment, the fund’s managers endeavor to maintain a portfolio with a healthy balance of well-managed companies across sectors.

10	American Funds Insurance Series

International Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	–20.57%	–0.78%	4.18%	7.07%	0.53%
Class 1A	–20.80	–1.03	3.92	6.80	0.78
Class 2	–20.79	–1.03	3.92	6.80	0.78
Class 3	–20.76	–0.97	3.98	6.87	0.71
Class 4	–21.02	–1.29	3.67	6.54	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was down 21.86% for the 12 months ended December 31, 2022. Its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 18.36%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), fell by 20.09%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Emerging markets stocks tumbled, undercut by China’s economic slowdown, the Federal Reserve’s aggressive interest rate hikes and the growing strength of the U.S. dollar. Rising inflation in developing countries that spurred monetary tightening, as well as rolling lockdowns in China to suppress COVID-19, also weighed on equity prices. However, a few countries, including Brazil, were able to separate from the group by benefiting from some stronger fundamentals.

Within the portfolio, a higher-than-benchmark position in the materials sector was beneficial to the fund’s relative returns. Brazilian mining company Vale was a top individual contributor, as its stock saw returns that outpaced the broader market. Indian energy company Reliance Industries was also a relative contributor. On the downside, stock selection within the health care sector dragged on relative returns. Among individual securities, a larger-than-benchmark position in Singapore-based Sea Ltd. was a top detractor to results.

The investment environment has become much more challenging over the last year, with a wide range of uncertainties affecting equity prices – including global shifts in monetary policy, elevated geopolitical tensions and the potential for widespread recession. The portfolio managers believe the fund’s flexibility in seeking investments in both the developed world and emerging markets will provide significant opportunities in these periods of volatility. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

12	American Funds Insurance Series

New World Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	–21.86%	2.58%	4.53%	7.45%	0.64%	0.57%
Class 1A	–22.09	2.32	4.27	7.18	0.89	0.82
Class 2	–22.10	2.32	4.27	7.18	0.89	0.82
Class 4	–22.25	2.07	4.02	6.92	1.14	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	13

Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Washington Mutual Investors Fund declined 8.28% for the 12 months ended December 31, 2022. Its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell by 18.11%.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500 Index entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, stock selections in the consumer discretionary and information technology sectors were additive to relative returns. Among individual securities, a higher-than-benchmark position in Unitedhealth Group was a top contributor, as the stock outpaced the broader market. On the downside, security selections within the financials and real estate sectors were top detractors. A lower-than-index position in Exxon Mobil weighed on relative returns as the stock outpaced the market overall.

Looking ahead, the fund’s portfolio managers are keeping a close watch on monetary policy, inflation, and other global issues, along with the resulting implications for the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since July 5,2001)	Gross expense ratio	Net expense ratio

Class 1	–8.28%	7.37%	11.57%	6.97%	0.40%	0.25%
Class 1A	–8.45	7.11	11.30	6.71	0.65	0.50
Class 2	–8.45	7.11	11.30	6.70	0.65	0.50
Class 4	–8.69	6.84	11.08	6.47	0.90	0.75

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	15

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Growth and Income Fund declined 17.13% for the 12 months ended December 31, 2022, compared with a decline of 18.36% in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Within the portfolio, a higher-than-index position and stock selection within the materials sector was a top contributor to relative returns. Results were also buoyed by holdings in Vale, a Brazil-based mining company, which saw returns over the period that outpaced the broader market. On the downside, stock selection within the communication services and financials sectors were among the top detractors to returns. A position in Sberbank Russia weighed on returns as the stock saw sharp declines due to Russia’s invasion of Ukraine and related consequences.

On a geographical basis, stocks domiciled in the United States and Brazil contributed the most to relative returns, while holdings in Japan and Russia dragged.

Looking ahead, the market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement. There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. Against this uncertainty, the fund’s managers remain committed to finding companies that can grow regardless of macro environment and investing in those that have shown a strong tendency to pay a dividend through difficult economic conditions.

16	American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	–17.13%	4.36%	8.04%	6.40%	0.53%	0.42%
Class 1A	–17.29	4.10	7.79	6.15	0.78	0.67
Class 2	–17.33	4.10	7.77	6.14	0.78	0.67
Class 4	–17.57	3.83	7.53	5.89	1.03	0.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund fell 16.28% for the 12 months ended December 31, 2022, compared with a decline of 18.11% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Regarding the fund, investments within the information technology and industrials sectors were top contributors to the fund’s relative returns. An out-of-benchmark position in energy company Canadian Natural Resources was a top individual contributor, as the stock outpaced the market overall. On the downside, security selections within the communications and financials sectors dragged on portfolio returns. Netflix was the fund’s top individual detractor owing to a larger-than-benchmark position and returns that lagged the market overall.

Looking ahead, uncertainty in the macroeconomic outlook and in the trajectory of inflation and interest rates will likely continue. Stock valuations have started to come down to reflect investor concerns, although corporate earnings outlooks may not have bottomed. The fund’s portfolio managers will take advantage of volatility to build positions in companies and stocks in which they see long term value. The current environment should provide opportunities for finding investments with attractive risk-adjusted return potential.

18	American Funds Insurance Series

Growth-Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–16.28%	8.09%	11.82%	11.01%	0.28%
Class 1A	–16.48	7.83	11.55	10.74	0.53
Class 2	–16.50	7.83	11.54	10.74	0.53
Class 3	–16.43	7.91	11.62	10.82	0.46
Class 4	–16.70	7.56	11.28	10.47	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund fell 15.00% for the 12 months ended December 31, 2022, compared with a decline of 16.00% in its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

Regarding the fund, stock selections within the consumer discretionary and consumer staples sectors were additive to relative results. Within individual securities, British American Tobacco was a top contributor owing to returns that outpaced the broader market. On the downside, security selections within the financials and energy sectors detracted from returns. Positions in Russian firms Sberbank and Gazprom were among the top individual detractors as their stocks saw declines due to the Russian invasion of Ukraine and related consequences.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. In this environment, valuations remain depressed, particularly outside the United States. The fund’s managers continue to focus on businesses they believe will provide good value over the long-term, as guided by the fundamental, global research that underpins investment decisions.

20	American Funds Insurance Series

International Growth and Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	–15.00%	0.88%	3.86%	6.91%	0.55%
Class 1A	–15.31	0.61	3.60	6.64	0.80
Class 2	–15.25	0.62	3.60	6.64	0.80
Class 4	–15.52	0.35	3.37	6.40	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, declined 6.90% for the 12 months ended December 31, 2022. During the same period, the index blend of 70%/30% MSCI ACWI (All Country World Index)/Bloomberg U.S. Aggregate Index1 fell 16.59%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), fell 18.36%. The Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, fell 13.01%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply.

The overall portfolio has protected the absolute downside for investors. In the equity portfolio, stock selection in consumer staples was a top contributor to relative returns. Investment in aerospace, within the industrials sector, was also additive, as was a position in the energy sector. On the downside, stock selection within financials detracted from returns. Overall, dividend-paying companies have done better than the broader market.

The fund’s fixed income portfolio outpaced its benchmark and was additive to relative returns overall. Duration positioning within the portfolio was a primary driver of returns, while curve positioning and security selection detracted.

The fund’s portfolio managers are cautious given the impact of a potential U.S. recession on earnings and dividends, but also aware that markets tend to bottom three to six months ahead of a recession and are therefore ready to revisit early cyclical investment ideas. With the strength of the U.S. dollar reversing, we believe the fund’s exposure to global markets is well-positioned. The fund also remains well-positioned to use its geographic flexibility to pursue dividend-paying investment opportunities around the world. Fund managers remain loyal to the fund’s objective and optimistic about the companies with growing dividends that were selected for this portfolio through fundamental, bottom-up security selection.

22	American Funds Insurance Series

Capital Income Builder® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	–6.90%	4.35%	4.33%	0.41%	0.27%
Class 1A	–7.06	4.10	4.08	0.66	0.52
Class 2	–7.13	4.09	4.14	0.66	0.52
Class 4	–7.37	3.83	3.81	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, fell 13.19% for the 12 months ended December 31, 2022. During the same period, the index blend of 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index1 declined 15.79%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%, while the Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, fell by 13.01%.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500 entered its first bear market since 2020. Energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, and ended the year inverted as shorter dated bonds sold off sharply.

In the equity portfolio, investment selection within the consumer discretionary sector was the top contributor to relative returns on a sector basis. Results were buoyed by an off-benchmark holding in food services company Aramark and a higher-than-index position in Philip Morris, which saw returns that significantly outpaced the market overall. On the downside, stock selections within the energy and financials sectors weighed on relative returns. Within energy, Exxon Mobil – which the fund did not hold – weighed on relative results as its stock outpaced the broader market. A higher-than-benchmark holding in Charter Communications was among the top individual detractors, as returns lagged the broader market.

The fund’s fixed income investments were additive to relative returns overall. Duration positioning within Treasuries and mortgage-backed securities (MBS) contributed positively to results. Sector and security selections detracted. An out-of-benchmark position within U.S. Treasury Inflation-Protected Securities (TIPS) also weighed on returns.

In the wake of market selloffs and rotations like the one seen in 2022, opportunities often abound for the long-term investor. Fund managers note that many sound companies with outstanding long-term prospects are trading at attractive valuations because the market is focused on the short term. Managers are focused on differentiating between companies whose fundamental outlook has changed versus those facing more transient issues, and where valuations are attractive. In addition, their portfolios are balanced across a broad array of cyclical and market exposures.

24	American Funds Insurance Series

Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	–13.19%	5.59%	8.37%	8.22%	0.30%
Class 1A	–13.43	5.32	8.11	7.95	0.55
Class 2	–13.41	5.33	8.10	7.95	0.55
Class 3	–13.37	5.40	8.18	8.03	0.48
Class 4	–13.66	5.06	7.87	7.69	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	25

American Funds® Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Global Balanced Fund declined 14.33% for the 12 months ended December 31, 2022. Over the same period, the fund’s index blend of 60%/40% MSCI ACWI (All Country World Index)/Bloomberg Global Aggregate Index1 fell 17.33%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was down 18.36%, while the Bloomberg Global Aggregate Index,3 a measure of global investment-grade bonds (rated BBB/Baa and above), declined 16.25%.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI ACWI. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses. Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index4 lost 12.46% in one of the worst bond market declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies.

The fund declined overall but outpaced its primary benchmark index. Within the equity portfolio, stock selection in the communication services sector was a top contributor to relative results. A lower-than-benchmark position in Amazon was additive to portfolio relative returns as the stock lagged the market overall. On the downside, stock selection within the materials sector weighed on returns. A higher-than-benchmark holding in Home Depot was a top detractor among individual stocks. The fund’s fixed income investments detracted from relative results. A small exposure to Russian bonds weighed on relative returns, while overall sector selection was positive, owing mostly to holdings in euro-denominated assets.

Investors face an ongoing combination of risks in the year ahead, with likely weak economic growth, high inflation and geopolitical risk continuing. Among stock sectors, fund managers believe sectors such as U.S. utilities and health care may provide attractive investment opportunities as renewable energy incentives and demographic changes are expected to aid growth. They are also closely watching the U.S. dollar, whose strength has weighed on non-U.S. holdings in the portfolio and is expected to remain strong into 2023. The fund’s fixed income portfolio remains cautiously positioned in the current inflationary environment, but managers are confident in the long-term opportunities in bond markets that are now delivering meaningful income for the first time in years. As always, they continue to focus on core principals of global research, individual security selection and bottom-up fundamental analysis to underpin investment decisions.

26	American Funds Insurance Series

American Funds® Global Balanced Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20225

	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	–14.33%	3.65%	5.52%	5.23%	0.51%	0.50%
Class 1A	–14.56	3.41	5.28	4.99	0.76	0.75
Class 2	–14.56	3.40	5.25	4.97	0.76	0.75
Class 4	–14.73	3.13	5.12	4.81	1.01	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Source: Bloomberg Index Services Ltd. The Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	27

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The Bond Fund of America declined 12.26% for the 12 months ended December 31, 2022. The fund’s benchmark, Bloomberg U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, was down 13.01%.

U.S. fixed income markets fell across the board. The U.S. Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index3 returned –11.18%, while the Bloomberg Municipal Bond Index4 returned –8.53%.

Over the period, the largest contributions to relative results came from duration positioning and agency mortgage-backed securities (MBS). The fund’s lower-than-benchmark duration helped reduce interest rate sensitivity as rates moved higher and bond prices fell over the period. A lower position in MBS also helped, relative to the benchmark, as spreads widened materially. On the downside, yield curve positioning and a modest position in emerging markets and high-yield bonds detracted from results.

The market and economic environments in 2023 look very different than last year. Inflation appears to have peaked and is on the decline, the Fed has guided to a peak federal funds rate of around 5% to be reached in the first half of 2023, and the market is gearing for an economic slowdown or recession. In response, yields have moved higher and spreads on risky assets have moved wider, making valuations more attractive for fixed income investors.

The fund’s managers have a conservative outlook on the economy and believe that while valuations are more attractive, they do not fully compensate investors for the risk of a deeper economic downturn in the coming year. Managers have added duration, corporate bonds and structured products like agency mortgage-backed securities to effectively eliminate lower-than-benchmark positions but have not moved significantly higher than the benchmark. Interest rate positioning is concentrated in intermediate securities around five-year maturities, which managers believe will benefit the portfolio if inflation and the economy continue to slow and the Fed ends the rate-hike cycle in the first half of 2023.

As the year progresses and managers gain more confidence on either the direction of the economy or valuations, they expect to take more meaningful positions relative to the benchmark. As always, research-driven security selection is expected to be an important driver of future investment results.

28	American Funds Insurance Series

The Bond Fund of America® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20225

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	–12.26%	1.02%	1.62%	4.04%	0.38%	0.21%
Class 1A	–12.49	0.78	1.37	3.79	0.63	0.46
Class 2	–12.58	0.76	1.36	3.78	0.63	0.46
Class 4	–12.75	0.51	1.12	3.53	0.88	0.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[4]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund declined 17.43% for the 12 months ended December 31, 2022. The fund’s benchmark, the Bloomberg Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above), was down 16.25%.

Bonds plummeted in the face of soaring inflation, which rose in part due to energy price shocks resulting from Russia’s invasion of Ukraine. The Bloomberg U.S. Treasury Index2 lost 12.46% in one of the worst bond market declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring consumer price increases back to a target of roughly 2%, down from 7% to 10% in many economies.

Over the period, the largest contributions to the fund’s relative results were due to currency and sector selection, with a modest boost from curve positioning. Unhedged holdings in the euro and Japanese yen were additive. On the downside, duration positioning as well as currency hedging in forward contracts detracted. Weak absolute returns in part reflect the strength of the U.S. dollar, spurred by the Fed’s aggressive rate hikes and their effect on global bond markets.

Looking ahead, the fund’s managers believe the Fed’s hiking cycle is close to a peak and see the 50-60 basis points of further hikes priced into forward curves as realistic. The managers’ outlook for bonds is therefore good, with the U.S. dollar likely in a peaking phase as inflation momentum turns around. They expect inflation to fall this year as growth is likely to be relatively sluggish in both the U.S. and Europe.

30	American Funds Insurance Series

Capital World Bond Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	–17.43%	–1.53%	–0.25%	2.40%	0.47%
Class 1A	–17.69	–1.76	–0.48	2.16	0.72
Class 2[4]	–17.70	–1.77	–0.50	2.14	0.72
Class 4	–17.84	–2.01	–0.70	1.92	0.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.
[3]	Periods greater than one year are annualized.
[4]	Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	31

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American High-Income Trust fell 9.01% for the 12 months ended December 31, 2022. In comparison, the fund’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, was down 11.18%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, and ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. Investment-grade (BBB/Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg Municipal Bond Index3 returned –8.53%.

At a high level, security selection was most additive to the fund’s relative returns over the period. In particular, investments within the energy and non-cyclical consumer staples sectors contributed to relative results. On the downside, security selection and a lower-than-benchmark position within the cyclical consumer goods sector detracted from relative results.

With high-yield bond yields close to their long-term average, markets now reflect the higher inflation that emerged over the last year. The adverse consequences of tighter global monetary policy may lead to somewhat higher default rates in the next several years, which could in turn lead to a further rise in yields. The substantial yield increases across fixed income markets provides a more attractive forward return outlook, and although yields may continue to adjust to higher levels, much of the required adjustment may have already occurred. The fund’s managers continue to seek attractive opportunities within the high yield market that appropriately compensate for the underlying investment risks.

32	American Funds Insurance Series

American High-Income Trust® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	10 years	Lifetime (since February 8,1984)	Gross expense ratio	Net expense ratio

Class 1	–9.01%	3.40%	4.12%	8.16%	0.44%	0.30%
Class 1A	–9.29	3.14	3.87	7.89	0.69	0.55
Class 2	–9.26	3.14	3.86	7.89	0.69	0.55
Class 3	–9.25	3.21	3.93	7.97	0.62	0.48
Class 4	–9.53	2.88	3.64	7.63	0.94	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund fell 9.76% for the 12 months ended December 31, 2022. Its benchmark index, Bloomberg U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, was down 11.81%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%. Investment-grade (BBB/Baa and above) corporate bonds saw the worst returns. The Bloomberg U.S. Corporate Investment Grade Index2 returned –15.76%, and spreads widened by 38 basis points. Elsewhere, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index3 returned –11.18%, while the Bloomberg Municipal Bond Index4 returned –8.53%.

The fund declined but outpaced its benchmark index. At a high level, duration and curve positioning were most additive to relative returns over the period. In particular, the fund benefitted from lower-than-benchmark duration positioning within securitized mortgage-backed security pass-throughs. On the downside, sector selection weighed on results overall, particularly in an out-of-benchmark position within Treasuries.

The fund’s focus remains on meeting its core objectives of providing current income and preserving invested capital. Managers are mindful of the fund’s correlation to equity and its use as a building block in investor portfolios. They are cautious about weakening economic activity as the Fed continues to raise interest rates. The fund is positioned with the view that inflation may remain elevated and that a contraction in growth is likely sometime in the next year.

34	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20225

	1 year	5 years	Lifetime 10 years	Gross (since May 2, 2011)	Net expense ratio	expense ratio

Class 1	–9.76%	0.38%	1.19%	1.65%	0.40%	0.30%
Class 1A	–10.03	0.14	0.95	1.40	0.65	0.55
Class 2	–9.94	0.14	0.94	1.40	0.65	0.55
Class 4	–10.16	–0.11	0.75	1.20	0.90	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[4]	Source: Bloomberg Index Services Ltd. Bloomberg Municipal Bond Index is a market-value-weighted index designed to represent the long-term investment-grade tax-exempt bond market.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund rose 1.42% for the 12 months ended December 31, 2022, compared with a 0.69% rise in the Bloomberg Short-Term Government/Corporate Index,1 which consists of investment-grade (rated BBB/ Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

With a focus on capital preservation and liquidity, the fund continues to invest in a conservative manner, typically investing in both shorter duration and higher quality securities relative to the index. In the current rising interest rate environment, this approach positioned the fund to capture interest rate hikes relatively quickly. With the U.S. Federal Reserve raising its benchmark rate seven times and by a total of 425 basis points in 2022, the fund’s shorter duration compared with the index resulted in a more positive 12-month return.

Short-term interest rates are currently near a 15-year high and, with the current inflation outlook, the Federal Reserve may choose to increase them again. However, uncertainty on when the Fed may pause hikes or reverse course continues to drive the market.

36	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	1.42%	0.97%	0.49%	3.17%	0.30%
Class 1A	1.32	0.97	0.39	2.95	0.55
Class 2	1.17	0.72	0.24	2.91	0.55
Class 3	1.19	0.80	0.31	2.98	0.48
Class 4	0.83	0.47	0.06	2.67	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

Commercial paper	76.5%
Federal agency bills & notes	21.5
Other assets less liabilities	2.0
Total	100.0%

American Funds Insurance Series	37

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government Securities Fund declined 10.75% for the 12 months ended December 31, 2022. Its benchmark, the Bloomberg U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, was down 12.12%.

U.S. fixed income markets fell across the board. The Federal Reserve raised the federal funds rate by 425 basis points from near zero to counter the highest inflation since the 1980s. U.S. Treasury yields rose across the curve, which ended the year inverted as shorter dated bonds sold off sharply. The 10-year Treasury yield soared 237 basis points to 3.88%.

Over the period, the fund outpaced its benchmark. Top contributors to relative returns were duration and curve positioning. Duration positioning particularly within agency mortgage-backed securities (MBS) was additive. On the downside, sector and security selection weighed modestly on returns relative to the benchmark. The fund utilized interest rate derivatives to more efficiently execute the portfolio’s interest rate positioning based on how managers expected yields to move. These had mixed impacts on results, but ultimately helped to express managers’ convictions more efficiently.

The Fed has provided enormous support to the markets, particularly over the last two years. It is difficult to imagine unwinding that support without disruptions to financial markets and the economy. The fund’s present high weighting to Treasury Inflation-Protected Securities (TIPS) is intended to provide additional return if the market underestimates future inflation. It remains to be seen just how far the Fed will go to tame inflation, but the fund’s managers intend to use all the tools at their disposal to navigate these volatile markets as they seek to protect and grow shareholder assets over time.

38	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20222

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	–10.75%	0.85%	1.17%	5.17%	0.34%	0.24%
Class 1A	–10.93	0.61	0.93	4.92	0.59	0.49
Class 2	–10.95	0.61	0.92	4.91	0.59	0.49
Class 3	–10.90	0.67	0.99	4.99	0.52	0.42
Class 4	–11.19	0.37	0.70	4.66	0.84	0.74

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2023 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2022	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 24.62% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index – Moderate Aggressive1 was down 13.52%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, fell 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investment within the materials sector was the top contributor to relative returns. Security selections within the consumer discretionary and communication services sectors detracted. The return of the underlying The Bond Fund of America was additive to relative results against its primary benchmark, the Bloomberg U.S. Aggregate Index.3 The managed risk strategy was additive to returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–24.62%	6.61%	8.10%	0.74%	0.69%
Class P2	–24.88	6.31	7.80	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 15.27% for the 12 months ended December 31, 2022, compared to S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which was down 12.42%. MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), fell 16.00%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– International Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investment within the energy sector was the top contributor to relative returns. On the downside, stock selections within the financials and information technology sectors detracted from relative results. The managed risk strategy was additive to results overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–15.27%	–2.31%	0.86%	0.93%	0.86%
Class P2	–15.54	–2.60	0.51	1.18	1.11

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 8.92% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index – Moderate1 fell 13.13%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Washington Mutual Investors Fund and American Funds Insurance Series®– U.S. Government Securities Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Washington Mutual Investors Fund’s security selection within the consumer discretionary sector was the top contributor to relative returns. Investments in the information technology sector were also additive. The top detractors to relative returns on a sector basis were security selections within financials and real estate. The managed risk strategy detracted overall. Within the strategy, the equity future overlay was additive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–8.92%	2.39%	5.47%	0.67%	0.62%
Class P2	–9.16	2.08	5.12	0.93	0.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 16.74% for the 12 months ended December 31, 2022, compared to the S&P 500 Managed Risk Index – Moderate,1 which declined 13.13%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was down 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth-Income Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investment within the information technology sector was the top contributor to relative returns. A higher-than-benchmark investment within the industrials sector was also additive to results. On the downside, security selections within the financials and communication services sectors weighed on relative results. The managed risk strategy detracted overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20223

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–16.74%	4.32%	6.69%	0.67%	0.62%
Class P2	–16.93	4.06	6.39	0.92	0.87

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund was down 13.75% for the 12 months ended December 31, 2022. S&P 500 Managed Risk Index — Moderate Conservative1 fell 12.94%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined 18.11%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investment selections within the consumer discretionary and health care sectors were top contributors to relative results on a sector basis. Stock selections within financials and energy detracted from relative returns on a sector basis, although the energy sector was up on an absolute basis. The managed risk strategy detracted from returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20224

	1 year	5 years	10 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	–13.75%	3.09%	5.95%	5.92%	0.70%	0.65%
Class P2	–13.97	2.83	5.69	5.66	0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2023 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Investment portfolio December 31, 2022

Common stocks 94.49%	Shares	Value (000)
Information technology 22.59%
Microsoft Corp.	1,807,800	$433,547
ASML Holding NV	458,318	248,089
ASML Holding NV (New York registered) (ADR)	227,600	124,361
Taiwan Semiconductor Manufacturing Company, Ltd.	15,615,000	227,583
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	140,000	10,429
Applied Materials, Inc.	875,000	85,208
Broadcom, Inc.	125,300	70,059
Fiserv, Inc.[1]	497,600	50,292
Adyen NV1	34,330	47,506
Samsung Electronics Co., Ltd.	785,100	34,621
Apple, Inc.	242,400	31,495
Hexagon AB, Class B	2,920,500	30,700
MongoDB, Inc., Class A1	139,000	27,361
Keyence Corp.	69,400	27,170
NVIDIA Corp.	167,500	24,478
Mastercard, Inc., Class A	53,300	18,534
EPAM Systems, Inc.[1]	50,700	16,616
Visa, Inc., Class A	70,197	14,584
Capgemini SE	85,000	14,256
Network International Holdings PLC[1]	3,731,800	13,366
DocuSign, Inc.[1]	180,000	9,976
Shopify, Inc., Class A, subordinate voting shares[1]	195,000	6,768
		1,566,999

Health care 21.87%
Novo Nordisk A/S, Class B	1,706,930	231,118
UnitedHealth Group, Inc.	335,800	178,034
DexCom, Inc.[1]	1,012,000	114,599
ResMed, Inc.	509,000	105,938
AstraZeneca PLC	748,300	101,556
Pfizer, Inc.	1,884,219	96,547
Cigna Corp.	259,119	85,857
Merck & Co., Inc.	620,000	68,789
Regeneron Pharmaceuticals, Inc.[1]	95,036	68,568
Eli Lilly and Company	158,300	57,912
EssilorLuxottica	266,943	48,609
Gilead Sciences, Inc.	457,317	39,261
Mettler-Toledo International, Inc.[1]	25,400	36,714
NovoCure, Ltd.[1]	340,000	24,939
Alnylam Pharmaceuticals, Inc.[1]	104,200	24,763
CVS Health Corp.	243,600	22,701
Danaher Corp.	82,100	21,791
Bayer AG	363,860	18,787
Seagen, Inc.[1]	127,200	16,346
Novartis AG	165,600	15,000
Zoetis, Inc., Class A	98,300	14,406
Eurofins Scientific SE, non-registered shares	182,400	13,135
Sanofi	135,000	13,063
Vertex Pharmaceuticals, Inc.[1]	43,700	12,620
Olympus Corp.	665,800	11,769
Centene Corp.[1]	143,500	11,768
Genus PLC	270,000	9,731
Thermo Fisher Scientific, Inc.	17,472	9,622
Siemens Healthineers AG	178,000	8,905
Bachem Holding AG	101,500	8,853
Virbac SA	36,000	8,825
Catalent, Inc.[1]	166,200	7,481
Rede D’Or Sao Luiz SA	1,073,663	6,015

46	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Organon & Co.	62,000	$1,732
Viatris, Inc.	110,678	1,232
EUROAPI[1]	5,869	87
		1,517,073

Consumer discretionary 13.94%
Chipotle Mexican Grill, Inc.[1]	141,600	196,468
LVMH Moët Hennessy-Louis Vuitton SE	236,818	172,035
Floor & Decor Holdings, Inc., Class A1	914,698	63,690
MGM China Holdings, Ltd.[1]	54,589,200	60,155
Renault SA1	1,688,781	56,267
Prosus NV, Class N	760,993	52,246
Amazon.com, Inc.[1]	524,248	44,037
NIKE, Inc., Class B	352,600	41,258
Cie. Financière Richemont SA, Class A	291,500	37,722
Wynn Macau, Ltd.[1]	21,430,000	23,884
Coupang, Inc., Class A1	1,445,604	21,265
YUM! Brands, Inc.	166,000	21,261
Booking Holdings, Inc.[1]	9,900	19,951
Domino’s Pizza Enterprises, Ltd.	430,000	19,367
MercadoLibre, Inc.[1]	22,250	18,829
Home Depot, Inc.	59,500	18,794
Melco Resorts & Entertainment, Ltd. (ADR)[1]	1,559,600	17,935
IDP Education, Ltd.	871,300	16,102
Evolution AB	140,000	13,673
Dollar Tree Stores, Inc.[1]	95,000	13,437
Moncler SpA	217,370	11,571
Entain PLC	665,250	10,666
Target Corp.	60,500	9,017
Tesla, Inc.[1]	60,000	7,391
		967,021

Financials 8.92%
AIA Group, Ltd.	10,109,600	111,378
Tradeweb Markets, Inc., Class A	1,634,960	106,158
AXA SA	1,692,893	47,182
Kotak Mahindra Bank, Ltd.	1,696,000	37,316
Aon PLC, Class A	101,000	30,314
Prudential PLC	2,203,282	29,816
HDFC Bank, Ltd.	1,464,450	28,828
Citigroup, Inc.	569,715	25,768
Ping An Insurance (Group) Company of China, Ltd., Class H	3,855,500	25,447
Société Générale	1,011,450	25,378
Blackstone, Inc., nonvoting shares	312,000	23,147
China Merchants Bank Co., Ltd., Class H	3,867,000	21,436
Zurich Insurance Group AG	42,200	20,166
Banco Santander, SA	5,334,500	15,976
Wells Fargo & Company	377,200	15,575
London Stock Exchange Group PLC	165,000	14,237
AU Small Finance Bank, Ltd.	1,416,725	11,157
Bank of America Corp.	320,200	10,605
HDFC Life Insurance Company, Ltd.	1,406,500	9,600
Tokio Marine Holdings, Inc.	368,300	7,884
Jackson Financial, Inc., Class A	44,327	1,542
Moscow Exchange MICEX-RTS PJSC[1,2]	12,640,000	—	[3]
		618,910

Consumer staples 8.57%
British American Tobacco PLC	3,329,455	132,095
Philip Morris International, Inc.	1,086,204	109,935
Altria Group, Inc.	1,523,500	69,639
Kweichow Moutai Co., Ltd., Class A	278,166	68,834

American Funds Insurance Series	47

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Keurig Dr Pepper, Inc.	1,624,000	$57,912
Nestlé SA	460,353	53,164
Monster Beverage Corp.[1]	336,502	34,165
Costco Wholesale Corp.	39,170	17,881
Carrefour SA, non-registered shares	1,055,594	17,662
Pernod Ricard SA	73,000	14,349
Simply Good Foods Co.[1]	263,800	10,032
Bunge, Ltd.	85,000	8,481
		594,149

Industrials 7.54%
Carrier Global Corp.	1,366,400	56,364
Caterpillar, Inc.	231,600	55,482
Boeing Company[1]	239,000	45,527
MTU Aero Engines AG	167,000	36,146
Alliance Global Group, Inc.	156,400,700	33,466
Airbus SE, non-registered shares	245,400	29,179
DSV A/S	171,230	27,158
NIBE Industrier AB, Class B	2,328,700	21,776
Techtronic Industries Co., Ltd.	1,883,000	20,967
CSX Corp.	635,000	19,672
Safran SA	156,300	19,532
GT Capital Holdings, Inc.	2,454,611	19,234
Rentokil Initial PLC	2,380,000	14,628
Kone OYJ, Class B	273,500	14,166
Canadian Pacific Railway, Ltd. (CAD denominated)	183,000	13,644
ASSA ABLOY AB, Class B	611,000	13,146
L3Harris Technologies, Inc.	62,600	13,034
Recruit Holdings Co., Ltd.	374,200	11,901
Daikin Industries, Ltd.	74,600	11,476
Rheinmetall AG	52,200	10,397
BayCurrent Consulting, Inc.	321,000	10,037
SMC Corp.	22,500	9,523
Suzhou Maxwell Technologies Co., Ltd., Class A	156,970	9,302
Nidec Corp.	143,000	7,447
		523,204

Energy 4.84%
TotalEnergies SE	1,210,900	75,578
Canadian Natural Resources, Ltd. (CAD denominated)	1,281,064	71,140
Cenovus Energy, Inc. (CAD denominated)	3,151,200	61,139
Reliance Industries, Ltd.	1,601,273	49,121
Tourmaline Oil Corp.	430,700	21,732
Equinor ASA	592,000	21,234
Aker BP ASA	599,979	18,702
Halliburton Company	235,128	9,252
Gaztransport & Technigaz SA	75,000	8,013
Gazprom PJSC[2]	8,346,000	—	[3]
LUKOIL Oil Co. PJSC[2]	246,300	—	[3]
		335,911

Materials 3.25%
Sherwin-Williams Company	385,500	91,491
Linde PLC	169,940	55,431
Vale SA, ordinary nominative shares	1,577,389	26,554
First Quantum Minerals, Ltd.	706,200	14,755
Shin-Etsu Chemical Co., Ltd.	113,500	13,828
Corteva, Inc.	201,300	11,832
Koninklijke DSM NV	93,100	11,414
		225,305

48	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services 2.68%
Alphabet, Inc., Class A1	1,236,600	$109,105
Meta Platforms, Inc., Class A1	190,923	22,976
Publicis Groupe SA	273,000	17,336
Sea, Ltd., Class A (ADR)[1]	273,336	14,222
Tencent Holdings, Ltd.	297,100	12,627
Bharti Airtel, Ltd.	945,000	9,186
		185,452

Real estate 0.18%
Goodman Logistics (HK), Ltd. REIT	1,027,500	12,072

Utilities 0.11%
Brookfield Infrastructure Partners, LP	247,500	7,666

Total common stocks (cost: $4,798,092,000)		6,553,762

Preferred securities 1.66%
Health care 1.36%
Sartorius AG, nonvoting non-registered preferred shares	239,000	94,514

Information technology 0.30%
Samsung Electronics Co., Ltd., nonvoting preferred shares	512,300	20,614

Total preferred securities (cost: $27,546,000)		115,128

Short-term securities 4.03%
Money market investments 2.37%
Capital Group Central Cash Fund 4.31%[4,5]	1,645,519	164,535

	Weighted average yield at acquisition	Principal amount (000)
Commercial paper 1.66%
KfW 1/27/2023[6]	3.890%	USD	65,000	64,782
Toronto-Dominion Bank 1/27/2023[6]	4.130		50,000	49,833
				114,615

Total short-term securities (cost: $279,166,000)				279,150
Total investment securities 100.18% (cost: $5,104,804,000)				6,948,040
Other assets less liabilities (0.18)%				(12,386)

Net assets 100.00%				$6,935,654

American Funds Insurance Series	49

Global Growth Fund (continued)

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 2.37%
Money market investments 2.37%
Capital Group Central Cash Fund 4.31%[4]	$376,714	$1,480,091	$1,692,180	$(71)	$(19)	$164,535	$9,353
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.31%[4]	1,808		1,8087			—	—	[8]
Total 2.37%				$(71)	$(19)	$164,535	$9,353

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Rate represents the seven-day yield at 12/31/2022.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $114,615,000, which represented 1.65% of the net assets of the fund.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

50	American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio December 31, 2022

Common stocks 96.00%	Shares	Value (000)
Industrials 20.67%
International Container Terminal Services, Inc.	11,690,490	$42,075
Visional, Inc.[1]	504,850	33,522
Stericycle, Inc.[1]	571,050	28,490
Japan Airport Terminal Co., Ltd.[1]	559,900	27,843
IMCD NV	177,337	25,330
Fasadgruppen Group AB	2,370,503	23,995
Trelleborg AB, Class B	982,292	22,727
Boyd Group Services, Inc.	146,809	22,678
Cleanaway Waste Management, Ltd.	12,501,414	22,274
Interpump Group SpA	454,700	20,598
Saia, Inc.[1]	80,994	16,983
CG Power and Industrial Solutions, Ltd.[1]	4,880,108	15,908
Instalco AB	4,098,065	15,622
Montrose Environmental Group, Inc.[1]	348,186	15,456
Alfen NV1	162,431	14,668
Dürr AG	426,625	14,396
ALS, Ltd.	1,639,100	13,632
Cargotec OYJ, Class B, non-registered shares	300,450	13,341
Wizz Air Holdings PLC[1]	522,941	11,979
Daiseki Co., Ltd.	313,600	10,798
AirTAC International Group	355,062	10,747
Woodward, Inc.	105,000	10,144
Rumo SA	2,802,100	9,877
Japan Elevator Service Holdings Co., Ltd.	787,656	9,866
The AZEK Co., Inc., Class A1	482,390	9,802
Comfort Systems USA, Inc.	84,100	9,678
Centre Testing International Group Co., Ltd.	2,684,839	8,615
Melrose Industries PLC	5,266,169	8,561
DL E&C Co., Ltd.	287,442	7,732
Guangzhou Baiyun International Airport Co., Ltd., Class A1	3,524,879	7,613
Engcon AB, Class B1,2	1,070,647	6,833
Carel Industries SpA	252,900	6,357
Burckhardt Compression Holding AG	9,963	5,929
Kajaria Ceramics, Ltd.	422,763	5,916
Hensoldt AG	248,197	5,873
Diploma PLC	161,300	5,420
SIS, Ltd.[1]	1,128,949	5,353
GVS SpA[1,2]	1,192,262	5,159
Reliance Worldwide Corp., Ltd.	2,548,379	5,127
Addtech AB, Class B	353,050	5,054
KEI Industries, Ltd.	267,444	4,724
First Advantage Corp.[1]	361,017	4,693
Vicor Corp.[1]	85,683	4,605
Harsha Engineers International, Ltd.[1]	970,777	4,488
ICF International, Inc.	43,592	4,318
Sulzer AG	54,789	4,278
Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR), ordinary participation certificates[1]	460,200	3,847
LIXIL Corp.	196,500	2,995
Trex Co., Inc.[1]	59,516	2,519
Aalberts NV, non-registered shares	64,502	2,508
Dätwyler Holding, Inc., non-registered shares	12,348	2,466
Antares Vision SpA[1]	281,100	2,418
Chart Industries, Inc.[1]	16,174	1,864
Matson, Inc.	8,674	542
		608,236

Information technology 18.70%
Wolfspeed, Inc.[1]	790,681	54,589
eMemory Technology, Inc.	910,430	39,481
Net One Systems Co., Ltd.	1,201,156	31,223
Nordic Semiconductor ASA[1]	1,677,583	28,098

American Funds Insurance Series	51

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Confluent, Inc., Class A1	1,096,085	$24,377
PAR Technology Corp.[1,2]	837,615	21,837
SUMCO Corp.	1,466,300	19,620
ALTEN SA, non-registered shares	142,299	17,869
Kingdee International Software Group Co., Ltd.[1]	7,337,224	15,619
Extreme Networks, Inc.[1]	828,378	15,168
BE Semiconductor Industries NV	235,536	14,308
Smartsheet, Inc., Class A1	346,627	13,643
Euronet Worldwide, Inc.[1]	144,187	13,608
Ceridian HCM Holding, Inc.[1]	211,500	13,568
Silicon Laboratories, Inc.[1]	95,000	12,889
Tanla Platforms, Ltd.	1,477,291	12,708
MACOM Technology Solutions Holdings, Inc.[1]	190,000	11,966
Keywords Studios PLC	344,606	11,355
Alphawave IP Group PLC[1,2]	8,897,291	10,900
SHIFT, Inc.[1]	59,200	10,521
SINBON Electronics Co., Ltd.	1,142,550	10,218
OVH Groupe SAS[1,2]	591,394	10,169
Qorvo, Inc.[1]	110,518	10,017
Pegasystems, Inc.	288,141	9,866
GitLab, Inc., Class A1,2	213,816	9,716
SimCorp AS	139,192	9,512
CCC Intelligent Solutions Holdings, Inc.[1]	1,033,074	8,988
Aspen Technology, Inc.[1]	36,561	7,510
Credo Technology Group Holding, Ltd.[1]	555,400	7,392
INFICON Holding AG	7,397	6,462
Cognex Corp.	116,600	5,493
Bentley Systems, Inc., Class B	142,373	5,262
Unity Software, Inc.[1,2]	183,231	5,239
Kingboard Laminates Holdings, Ltd.	4,498,000	4,945
AvidXchange Holdings, Inc.[1]	489,768	4,868
Topicus.com, Inc., subordinate voting shares[1]	87,540	4,596
MongoDB, Inc., Class A1	23,300	4,586
Truecaller AB, Class B1,2	1,289,744	4,044
Linklogis, Inc., Class B1,2	6,753,115	3,482
Softcat PLC	222,430	3,192
Globant SA1	17,730	2,981
Rapid7, Inc.[1]	71,250	2,421
Kingboard Holdings, Ltd.	710,000	2,261
TELUS International (Cda), Inc., subordinate voting shares[1,2]	102,669	2,032
GlobalWafers Co., Ltd.	145,000	2,014
LEM Holding SA	990	1,922
Cvent Holding Corp.[1]	344,800	1,862
HashiCorp, Inc., Class A1	54,600	1,493
Bechtle AG, non-registered shares	40,616	1,437
Marqeta, Inc., Class A1	212,881	1,301
Semtech Corp.[1]	32,200	924
Yotpo, Ltd.[1,3,4]	678,736	842
		550,394

Consumer discretionary 17.91%
Melco Resorts & Entertainment, Ltd. (ADR)[1]	3,600,384	41,404
Skechers USA, Inc., Class A1	700,000	29,365
Five Below, Inc.[1]	165,181	29,216
Thor Industries, Inc.	370,472	27,967
Mattel, Inc.[1]	1,400,000	24,976
Wyndham Hotels & Resorts, Inc.	332,330	23,698
Entain PLC	1,424,930	22,847
YETI Holdings, Inc.[1]	547,131	22,602
NEXTAGE Co., Ltd.	1,036,500	19,999
Domino’s Pizza Enterprises, Ltd.[2]	443,338	19,968
Light & Wonder, Inc.[1]	299,658	17,560

52	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Asbury Automotive Group, Inc.[1]	97,426	$17,464
Inchcape PLC	1,719,150	16,969
Evolution AB	172,264	16,824
DraftKings, Inc., Class A1,2	1,400,364	15,950
Lands’ End, Inc.[1,5]	2,100,000	15,939
Helen of Troy, Ltd.[1]	141,542	15,698
TopBuild Corp.[1]	82,261	12,873
WH Smith PLC	701,756	12,524
Kindred Group PLC (SDR)	1,164,011	12,150
Shoei Co., Ltd.	281,700	11,006
Tongcheng Travel Holdings, Ltd.[1]	4,538,400	10,922
Golden Entertainment, Inc.[1]	256,800	9,604
Chervon Holdings, Ltd.[2]	1,635,700	9,023
Musti Group OYJ	495,800	8,297
MRF, Ltd.	7,160	7,650
Tube Investments of India, Ltd.	204,200	6,852
Melco International Development, Ltd.[1]	6,130,000	6,655
Compagnie Plastic Omnium SA	337,633	4,898
Zhongsheng Group Holdings, Ltd.	938,500	4,784
Everi Holdings, Inc.[1]	330,000	4,736
Leslie’s, Inc.[1]	353,358	4,315
On Holding AG, Class A1	238,410	4,091
Elior Group SA1,2	1,153,174	4,066
Persimmon PLC	255,136	3,766
Haichang Ocean Park Holdings, Ltd.[1]	17,691,000	3,617
IDP Education, Ltd.	150,966	2,790
Arco Platform, Ltd., Class A1,2	158,600	2,141
DESCENTE, Ltd.	81,425	2,003
		527,209

Health care 17.06%
Insulet Corp.[1]	322,368	94,901
Haemonetics Corp.[1]	960,147	75,516
Globus Medical, Inc., Class A1	464,688	34,512
Oak Street Health, Inc.[1]	1,542,490	33,179
Integra LifeSciences Holdings Corp.[1]	527,958	29,603
Max Healthcare Institute, Ltd.[1]	4,669,887	24,816
CONMED Corp.	200,920	17,810
CanSino Biologics, Inc., Class H	1,864,200	15,948
Vaxcyte, Inc.[1]	274,959	13,184
Ocumension Therapeutics[1]	9,650,966	12,105
Hapvida Participações e Investimentos SA1	12,352,106	11,885
Bachem Holding AG	135,555	11,823
Angelalign Technology, Inc.	640,800	10,100
ICON PLC[1]	46,061	8,947
Shandong Pharmaceutical Glass Co., Ltd., Class A	2,180,508	8,890
CompuGroup Medical SE & Co. KGaA	228,815	8,808
Ambu AS, Class B, non-registered shares[1]	683,462	8,672
Penumbra, Inc.[1]	36,200	8,053
Netcare, Ltd.	8,818,088	7,527
iRhythm Technologies, Inc.[1]	79,700	7,466
Denali Therapeutics, Inc.[1]	257,903	7,172
Encompass Health Corp.	117,866	7,050
New Horizon Health, Ltd.[1]	3,007,844	6,730
Medmix AG	324,953	6,200
Health Catalyst, Inc.[1]	568,785	6,046
Hypera SA, ordinary nominative shares	582,885	4,990
Amplifon SpA	141,536	4,228
The Ensign Group, Inc.	39,450	3,732
Masimo Corp.[1]	23,687	3,505
Amvis Holdings, Inc.	122,400	3,113
Nordhealth AS, Class A1,2	1,279,999	2,916

American Funds Insurance Series	53

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Gland Pharma, Ltd.[1]	90,000	$1,715
Beam Therapeutics, Inc.[1]	22,757	890
DiaSorin Italia SpA	292	41
		502,073

Financials 8.75%
Star Health & Allied Insurance Co., Ltd.[1]	6,037,336	41,333
Cholamandalam Investment and Finance Co., Ltd.	3,684,053	32,078
Eurobank Ergasias Services and Holdings SA1	17,966,239	20,281
Independent Bank Group, Inc.	280,449	16,849
Stifel Financial Corp.	271,050	15,821
Glacier Bancorp, Inc.	286,088	14,139
Fukuoka Financial Group, Inc.	572,200	13,049
IIFL Finance, Ltd.	2,116,842	12,316
IIFL Wealth Management, Ltd.	513,500	11,028
Janus Henderson Group PLC	440,000	10,349
Bridgepoint Group PLC	3,459,845	8,017
Remgro, Ltd.	965,035	7,551
Five-Star Business Finance, Ltd.[1]	993,023	7,268
Patria Investments, Ltd., Class A	508,200	7,079
Aptus Value Housing Finance India, Ltd.	1,816,424	6,657
SiriusPoint, Ltd.[1]	1,100,000	6,490
Aavas Financiers, Ltd.[1]	272,734	6,072
Eastern Bankshares, Inc.	278,164	4,798
AU Small Finance Bank, Ltd.	483,716	3,809
SouthState Corp.	46,350	3,539
Allfunds Group PLC	470,000	3,284
East West Bancorp, Inc.	49,700	3,275
Capitec Bank Holdings, Ltd.	15,161	1,658
PT Bank Raya Indonesia Tbk[1]	23,860,996	619
		257,359

Materials 3.56%
JSR Corp.	1,140,088	22,469
LANXESS AG	441,240	17,807
OZ Minerals, Ltd.	648,901	12,142
Navin Fluorine International, Ltd.	175,000	8,586
PI Industries, Ltd.	188,382	7,772
Zeon Corp.	768,700	7,730
Vidrala, SA, non-registered shares	64,918	5,581
MMG, Ltd.[1]	14,608,000	3,728
Materion Corp.	41,809	3,659
Toyo Gosei Co., Ltd.[2]	63,400	3,485
Recticel SA/NV	175,000	2,921
Mayr-Melnhof Karton AG, non-registered shares	17,479	2,824
Livent Corp.[1]	130,000	2,583
Perimeter Solutions SA1,2	221,167	2,021
Huhtamäki OYJ	42,500	1,455
Covestro AG, non-registered shares	2,600	102
		104,865

Real estate 2.53%
Altus Group, Ltd.	551,189	21,999
Embassy Office Parks REIT	4,939,400	20,043
Macrotech Developers, Ltd.[1]	582,697	7,685
JHSF Participações SA	5,823,950	5,537
Mindspace Business Parks REIT	1,250,000	5,054
ESR-Logos REIT	15,133,928	4,166

54	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Fibra Uno Administración, SA de CV REIT	3,400,000	$4,006
Corp. Inmobiliaria Vesta, SAB de CV	1,606,000	3,833
Ayala Land, Inc.	3,718,100	2,069
		74,392

Energy 1.89%
Venture Global LNG, Inc., Series C1,3,4	2,760	25,418
Subsea 7 SA	1,050,980	12,088
DT Midstream, Inc.	166,383	9,194
Weatherford International[1]	82,600	4,206
Worley, Ltd.	350,000	3,577
Aegis Logistics, Ltd.	199,283	838
Helmerich & Payne, Inc.	7,700	382
		55,703

Communication services 1.77%
JCDecaux SE1	976,059	18,563
Lions Gate Entertainment Corp., Class B1	3,059,785	16,614
Rightmove PLC	816,439	5,055
Bandwidth, Inc., Class A1	206,800	4,746
VTEX, Class A1	993,126	3,724
Trustpilot Group PLC[1]	2,966,832	3,473
		52,175

Utilities 1.62%
ACEN Corp.	143,954,250	19,747
ENN Energy Holdings, Ltd.	1,205,597	16,819
Brookfield Infrastructure Corp., Class A, subordinate voting shares	157,667	6,133
Neoenergia SA	1,442,015	4,220
SembCorp Industries, Ltd.	282,600	712
		47,631

Consumer staples 1.54%
Grocery Outlet Holding Corp.[1]	621,782	18,150
Shop Apotheke Europe NV, non-registered shares[1]	169,500	8,003
Monde Nissin Corp.	39,914,950	7,960
Scandinavian Tobacco Group A/S	305,111	5,352
AAK AB	223,527	3,819
Hilton Food Group PLC	250,077	1,688
Zur Rose Group AG1,2	9,250	257
		45,229

Total common stocks (cost: $2,451,546,000)		2,825,266

Preferred securities 0.87%
Information technology 0.62%
SmartHR, Inc., Series D, preferred shares[1,3,4]	3,006	10,752
Yotpo, Ltd., Series F, preferred shares[1,3,4]	2,158,609	2,677
Yotpo, Ltd., Series B, preferred shares[1,3,4]	287,894	357
Yotpo, Ltd., Series C, preferred shares[1,3,4]	274,070	340
Yotpo, Ltd., Series A-1, preferred shares[1,3,4]	183,819	228
Yotpo, Ltd., Series A, preferred shares[1,3,4]	89,605	111
Yotpo, Ltd., Series C-1, preferred shares[1,3,4]	75,980	94
Yotpo, Ltd., Series D, preferred shares[1,3,4]	42,368	52
Yotpo, Ltd., Series B-1, preferred shares[1,3,4]	33,838	42
Outreach Corp., Series G, preferred shares[1,3,4]	154,354	3,603
		18,256

American Funds Insurance Series	55

Global Small Capitalization Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Industrials 0.24%
Azul SA (ADR), preferred nominative shares[1,2]	1,128,836	$6,897
Azul SA, preferred nominative shares[1]	109,500	229
		7,126

Health care 0.01%
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3,4]	2,931,405	196

Total preferred securities (cost: $45,236,000)		25,578

Rights & warrants 0.34%
Information technology 0.34%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 2/3/2023[1,6]	526,700	10,007

Total rights & warrants (cost: $18,773,000)		10,007

Short-term securities 5.05%
Money market investments 3.25%
Capital Group Central Cash Fund 4.31%[5,7]	958,183	95,809

Money market investments purchased with collateral from securities on loan 1.80%
Capital Group Central Cash Fund 4.31%[5,7,8]	232,377	23,235
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,8]	18,552,259	18,553
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,8]	10,793,666	10,794
State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.09%[7,8]	271,134	271
		52,853

Total short-term securities (cost: $148,644,000)		148,662
Total investment securities 102.26% (cost: $2,664,199,000)		3,009,513
Other assets less liabilities (2.26)%		(66,610)

Net assets 100.00%		$2,942,903

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Common stocks 0.54%
Consumer discretionary 0.54%
Lands’ End, Inc.[1]	$41,223	$—	$—	$—	$(25,284)	$15,939	$—
Short-term securities 4.04%
Money market investments 3.25%
Capital Group Central Cash Fund 4.31%[7]	203,087	779,439	886,686	(30)	(1)	95,809	3,871
Money market investments purchased with collateral from securities on loan 0.79%
Capital Group Central Cash Fund 4.31%[7,8]	32,260		9,0259			23,235	—	[10]
Total short-term securities						119,044
Total 4.58%				$(30)	$(25,285)	$134,983	$3,871

56	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Restricted securities4

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Venture Global LNG, Inc., Series C1,3	5/1/2015	$8,280	$25,418	.86%
SmartHR, Inc., Series D, preferred shares[1,3]	5/28/2021	14,344	10,752	.37
Yotpo, Ltd., Series F, preferred shares[1,3]	2/25/2021	4,748	2,677	.09
Yotpo, Ltd.[1,3]	3/16/2021	1,418	842	.03
Yotpo, Ltd., Series B, preferred shares[1,3]	3/16/2021	602	357	.01
Yotpo, Ltd., Series C, preferred shares[1,3]	3/16/2021	573	340	.01
Yotpo, Ltd., Series A-1, preferred shares[1,3]	3/16/2021	384	228	.01
Yotpo, Ltd., Series A, preferred shares[1,3]	3/16/2021	187	111	.01
Yotpo, Ltd., Series C-1, preferred shares[1,3]	3/16/2021	159	94	.00
Yotpo, Ltd., Series D, preferred shares[1,3]	3/16/2021	89	52	.00
Yotpo, Ltd., Series B-1, preferred shares[1,3]	3/16/2021	71	42	.00
Outreach Corp., Series G, preferred shares[1,3]	5/27/2021	4,517	3,603	.12
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3]	2/7/2020	6,000	196	.01
Total		$41,372	$44,712	1.52%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $59,781,000, which represented 2.03% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $44,712,000, which represented 1.52% of the net assets of the fund.
[5]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,007,000, which represented .34% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

Refer to the notes to financial statements.

American Funds Insurance Series	57

Growth Fund

Investment portfolio December 31, 2022

Common stocks 96.12%	Shares	Value (000)
Information technology 20.03%
Microsoft Corp.	6,282,998	$1,506,789
Broadcom, Inc.	1,265,075	707,341
ASML Holding NV	736,108	398,458
ASML Holding NV (New York registered) (ADR)	189,937	103,781
Visa, Inc., Class A	1,198,388	248,977
Apple, Inc.	1,694,416	220,156
Mastercard, Inc., Class A	566,983	197,157
Fiserv, Inc.[1]	1,615,000	163,228
Synopsys, Inc.[1]	467,600	149,300
Motorola Solutions, Inc.	510,100	131,458
Shopify, Inc., Class A, subordinate voting shares[1]	3,665,992	127,247
Applied Materials, Inc.	1,199,328	116,791
Wolfspeed, Inc.[1]	1,655,641	114,305
RingCentral, Inc., Class A1	3,132,381	110,886
ServiceNow, Inc.[1]	269,875	104,784
Salesforce, Inc.[1]	787,000	104,348
Micron Technology, Inc.	2,048,078	102,363
NVIDIA Corp.	665,500	97,256
Taiwan Semiconductor Manufacturing Company, Ltd.	5,456,000	79,519
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	209,700	15,621
Cloudflare, Inc., Class A1	1,858,800	84,036
Amadeus IT Group SA, Class A, non-registered shares[1]	1,612,361	83,150
Genpact, Ltd.	1,524,231	70,602
Keyence Corp.	165,500	64,794
Fidelity National Information Services, Inc.	884,718	60,028
Toast, Inc., Class A1	3,143,518	56,678
CDW Corp.	311,859	55,692
MongoDB, Inc., Class A1	279,700	55,056
SAP SE	477,361	49,263
Constellation Software, Inc.	31,255	48,798
GoDaddy, Inc., Class A1	645,081	48,265
Samsung Electronics Co., Ltd.	1,085,000	47,846
Unity Software, Inc.[1,2]	1,660,000	47,459
Ceridian HCM Holding, Inc.[1]	712,011	45,676
Trimble, Inc.[1]	840,920	42,517
Concentrix Corp.	305,551	40,687
Block, Inc., Class A1	635,970	39,964
DocuSign, Inc.[1]	718,524	39,821
Bill.com Holdings, Inc.[1]	358,729	39,087
MicroStrategy, Inc., Class A1	236,458	33,475
NetApp, Inc.	527,540	31,684
Silicon Laboratories, Inc.[1]	231,815	31,450
MKS Instruments, Inc.	360,705	30,563
Intel Corp.	1,136,000	30,025
Smartsheet, Inc., Class A1	729,700	28,721
Adobe, Inc.[1]	69,034	23,232
VeriSign, Inc.[1]	110,053	22,609
Ciena Corp.[1]	416,000	21,208
Nuvei Corp., subordinate voting shares[1]	806,616	20,499
Intuit, Inc.	52,500	20,434
TE Connectivity, Ltd.	156,600	17,978
Alteryx, Inc., Class A1	286,092	14,496
Enphase Energy, Inc.[1]	45,303	12,004
TELUS International (Cda), Inc., subordinate voting shares[1]	533,800	10,564
Globant SA1	57,138	9,608
Kulicke and Soffa Industries, Inc.	151,860	6,721
Stripe, Inc., Class B1,3,4	168,598	4,704
		6,189,159

58	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 17.31%
Regeneron Pharmaceuticals, Inc.[1]	1,123,014	$810,243
UnitedHealth Group, Inc.	1,508,620	799,840
Intuitive Surgical, Inc.[1]	2,058,000	546,090
Alnylam Pharmaceuticals, Inc.[1]	2,075,046	493,135
Centene Corp.[1]	3,895,936	319,506
Thermo Fisher Scientific, Inc.	532,200	293,077
Vertex Pharmaceuticals, Inc.[1]	879,601	254,011
Seagen, Inc.[1]	1,746,784	224,479
Moderna, Inc.[1]	1,200,000	215,544
NovoCure, Ltd.[1]	2,388,098	175,167
Eli Lilly and Company	463,663	169,627
Pfizer, Inc.	1,675,000	85,827
CVS Health Corp.	909,400	84,747
Horizon Therapeutics PLC[1]	689,825	78,502
AstraZeneca PLC	550,784	74,750
Edwards Lifesciences Corp.[1]	906,411	67,627
Danaher Corp.	216,235	57,393
Molina Healthcare, Inc.[1]	145,723	48,121
Abbott Laboratories	426,712	46,849
Verily Life Sciences, LLC[1,3,4]	300,178	45,222
Zimmer Biomet Holdings, Inc.	353,900	45,122
Ascendis Pharma A/S (ADR)[1]	364,721	44,543
Zoetis, Inc., Class A	297,320	43,572
Mettler-Toledo International, Inc.[1]	26,000	37,582
Humana, Inc.	65,982	33,795
Align Technology, Inc.[1]	160,000	33,744
Karuna Therapeutics, Inc.[1]	170,239	33,452
Guardant Health, Inc.[1]	1,166,810	31,737
Novo Nordisk A/S, Class B	225,077	30,475
Catalent, Inc.[1]	409,100	18,414
Oak Street Health, Inc.[1]	806,352	17,345
Exact Sciences Corp.[1]	341,000	16,883
DexCom, Inc.[1]	148,800	16,850
Pacific Biosciences of California, Inc.[1]	1,613,190	13,196
CRISPR Therapeutics AG1	262,678	10,678
Galapagos NV1	231,294	10,259
R1 RCM, Inc.[1]	912,865	9,996
Ultragenyx Pharmaceutical, Inc.[1]	161,278	7,472
Fate Therapeutics, Inc.[1]	233,700	2,358
Biohaven, Ltd.[1]	65,550	910
Sana Biotechnology, Inc.[1,2]	179,600	710
		5,348,850

Consumer discretionary 16.94%
Tesla, Inc.[1]	10,830,000	1,334,039
D.R. Horton, Inc.	5,494,844	489,810
Amazon.com, Inc.[1]	4,125,222	346,519
Home Depot, Inc.	1,031,000	325,652
Dollar Tree Stores, Inc.[1]	1,965,915	278,059
Las Vegas Sands Corp.[1]	5,500,000	264,385
LVMH Moët Hennessy-Louis Vuitton SE	313,000	227,377
Chipotle Mexican Grill, Inc.[1]	120,100	166,637
Dollar General Corp.	657,120	161,816
Target Corp.	1,030,200	153,541
Hermès International	94,901	146,446
Burlington Stores, Inc.[1]	664,250	134,683
Royal Caribbean Cruises, Ltd.[1]	2,282,305	112,814
Aramark	2,454,864	101,484
DoorDash, Inc., Class A1	2,000,000	97,640
Etsy, Inc.[1]	770,678	92,312
Airbnb, Inc., Class A1	1,044,500	89,305
NVR, Inc.[1]	18,380	84,779

American Funds Insurance Series	59

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
NIKE, Inc., Class B	543,416	$63,585
Norwegian Cruise Line Holdings, Ltd.[1,2]	5,159,551	63,153
Darden Restaurants, Inc.	387,870	53,654
O’Reilly Automotive, Inc.[1]	63,500	53,596
Booking Holdings, Inc.[1]	25,450	51,289
Salvatore Ferragamo SpA	2,174,477	38,488
Toll Brothers, Inc.	744,683	37,175
YUM! Brands, Inc.	275,700	35,312
Floor & Decor Holdings, Inc., Class A1	420,000	29,245
Polaris, Inc.	280,000	28,280
adidas AG	200,959	27,433
Caesars Entertainment, Inc.[1]	653,214	27,174
Adient PLC[1]	722,000	25,046
VF Corp.	872,859	24,100
General Motors Company	660,000	22,202
LGI Homes, Inc.[1]	181,100	16,770
YETI Holdings, Inc.[1]	405,000	16,730
Hilton Worldwide Holdings, Inc.	100,828	12,741
		5,233,271

Communication services 12.87%
Meta Platforms, Inc., Class A1	9,903,206	1,191,752
Netflix, Inc.[1]	3,896,520	1,149,006
Alphabet, Inc., Class C1	5,949,690	527,916
Alphabet, Inc., Class A1	2,232,320	196,958
Charter Communications, Inc., Class A1	469,410	159,177
Verizon Communications, Inc.	3,720,000	146,568
Take-Two Interactive Software, Inc.[1]	1,177,716	122,635
Snap, Inc., Class A, nonvoting shares[1]	11,280,711	100,962
Frontier Communications Parent, Inc.[1]	3,168,010	80,721
T-Mobile US, Inc.[1]	543,849	76,139
Comcast Corp., Class A	1,822,263	63,724
Pinterest, Inc., Class A1	1,752,664	42,555
Electronic Arts, Inc.	304,581	37,214
Iridium Communications, Inc.[1]	604,439	31,068
Tencent Holdings, Ltd.	605,000	25,714
ZoomInfo Technologies, Inc.[1]	785,400	23,648
		3,975,757

Industrials 10.90%
Uber Technologies, Inc.[1]	14,666,767	362,709
TransDigm Group, Inc.	562,400	354,115
Carrier Global Corp.	7,599,761	313,490
Jacobs Solutions, Inc.	2,554,200	306,683
Delta Air Lines, Inc.[1]	7,215,000	237,085
United Rentals, Inc.[1]	462,000	164,204
Caterpillar, Inc.	676,300	162,014
Waste Connections, Inc.	1,101,159	145,970
MTU Aero Engines AG	541,769	117,261
General Electric Co.	1,368,072	114,631
Airbus SE, non-registered shares	955,893	113,658
Ryanair Holdings PLC (ADR)[1]	1,500,325	112,164
Ryanair Holdings PLC[1]	96,554	1,264
Robert Half International, Inc.	1,323,800	97,736
Old Dominion Freight Line, Inc.	329,800	93,591
Boeing Company[1]	395,000	75,243
United Airlines Holdings, Inc.[1]	1,695,914	63,936
Middleby Corp.[1]	449,500	60,188
Axon Enterprise, Inc.[1]	347,957	57,736
Equifax, Inc.	290,691	56,499
Northrop Grumman Corp.	98,700	53,852
Dun & Bradstreet Holdings, Inc.	3,869,573	47,441

60	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Canadian Pacific Railway, Ltd.	496,000	$36,997
AMETEK, Inc.	253,600	35,433
Rockwell Automation	129,246	33,290
HEICO Corp.	195,000	29,960
Advanced Drainage Systems, Inc.	350,426	28,724
ITT, Inc.	343,000	27,817
Armstrong World Industries, Inc.	374,203	25,666
Safran SA	185,870	23,227
Saia, Inc.[1]	75,433	15,817
		3,368,401

Energy 5.92%
Halliburton Company	12,143,661	477,853
Canadian Natural Resources, Ltd. (CAD denominated)	6,655,000	369,564
Schlumberger, Ltd.	2,340,000	125,096
Cenovus Energy, Inc. (CAD denominated)	6,081,800	117,998
Permian Resources Corp., Class A	11,260,000	105,844
Tourmaline Oil Corp.	1,838,700	92,777
TotalEnergies SE	1,469,000	91,688
EQT Corp.	2,268,000	76,726
Pioneer Natural Resources Company	328,000	74,912
EOG Resources, Inc.	466,699	60,447
ConocoPhillips	472,041	55,701
MEG Energy Corp.[1]	3,810,000	53,042
Hess Corp.	354,000	50,204
Coterra Energy, Inc.	1,275,197	31,332
Range Resources Corp.	907,000	22,693
Suncor Energy, Inc.	540,794	17,154
Equitrans Midstream Corp.	936,942	6,278
		1,829,309

Financials 5.82%
Bank of America Corp.	14,780,700	489,537
Capital One Financial Corp.	1,399,000	130,051
First Republic Bank	943,211	114,968
KKR & Co., Inc.	2,409,043	111,828
Apollo Asset Management, Inc.	1,557,942	99,381
T. Rowe Price Group, Inc.	642,000	70,017
MSCI, Inc.	146,390	68,096
Marsh & McLennan Companies, Inc.	403,461	66,765
Western Alliance Bancorporation	1,071,775	63,835
Wells Fargo & Company	1,511,200	62,397
Blackstone, Inc., nonvoting shares	738,000	54,752
Signature Bank	446,233	51,415
S&P Global, Inc.	141,000	47,227
Aon PLC, Class A	155,700	46,732
JPMorgan Chase & Co.	313,702	42,067
Morgan Stanley	426,474	36,259
Progressive Corp.	265,951	34,496
Blue Owl Capital, Inc., Class A	2,891,712	30,652
Arch Capital Group, Ltd.[1]	458,700	28,797
Goldman Sachs Group, Inc.	74,300	25,513
Tradeweb Markets, Inc., Class A	390,000	25,323
Ares Management Corp., Class A	310,500	21,251
SVB Financial Group[1]	87,300	20,091
Ryan Specialty Holdings, Inc., Class A1	455,200	18,895
Brookfield Corp., Class A	585,103	18,407
Trupanion, Inc.[1,2]	287,655	13,672
Brookfield Asset Management, Ltd., Class A	146,275	4,194
		1,796,618

American Funds Insurance Series	61

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 3.15%
Silgan Holdings, Inc.	2,858,000	$148,159
Wheaton Precious Metals Corp.	3,674,000	143,580
Linde PLC	373,860	121,946
Grupo México, SAB de CV, Series B	25,356,800	89,018
Barrick Gold Corp.	4,058,000	69,716
CF Industries Holdings, Inc.	743,000	63,304
ATI, Inc.[1]	2,070,860	61,836
Royal Gold, Inc.	517,000	58,276
Franco-Nevada Corp.	390,000	53,163
Nutrien, Ltd. (CAD denominated)	665,949	48,618
Steel Dynamics, Inc.	394,900	38,582
Albemarle Corp.	144,809	31,403
Mosaic Co.	678,459	29,764
Summit Materials, Inc., Class A	570,855	16,206
		973,571

Consumer staples 2.28%
Costco Wholesale Corp.	253,000	115,494
British American Tobacco PLC	2,768,763	109,850
Performance Food Group Co.[1]	1,743,000	101,774
Constellation Brands, Inc., Class A	334,017	77,408
Archer Daniels Midland Company	784,800	72,869
Altria Group, Inc.	1,440,000	65,822
Monster Beverage Corp.[1]	577,600	58,644
Estée Lauder Companies, Inc., Class A	211,111	52,379
Molson Coors Beverage Company, Class B, restricted voting shares	608,423	31,346
Philip Morris International, Inc.	201,113	20,355
		705,941

Utilities 0.79%
PG&E Corp.[1]	9,227,065	150,032
AES Corp.	1,085,884	31,230
CenterPoint Energy, Inc.	953,746	28,603
Constellation Energy Corp.	242,227	20,882
Edison International	199,191	12,673
		243,420

Real estate 0.11%
Equinix, Inc. REIT	51,784	33,920

Total common stocks (cost: $20,777,099,000)		29,698,217

Preferred securities 0.19%
Information technology 0.16%
PsiQuantum Corp., Series D, preferred shares[1,3,4]	906,761	24,501
Samsung Electronics Co., Ltd., nonvoting preferred shares	531,000	21,366
Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4]	406,310	2,385
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4]	52,656	1,469
		49,721

Industrials 0.03%
ABL Space Systems Co., Series B2, preferred shares[1,3,4]	153,713	5,775
Einride AB, Series C, preferred shares[1,3,4]	77,647	2,640
		8,415

Total preferred securities (cost: $68,091,000)		58,136

62	American Funds Insurance Series

Growth Fund (continued)

Convertible stocks 0.03%	Shares		Value (000)
Financials 0.03%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023		125,800	$7,202

Total convertible stocks (cost: $7,758,000)			7,202

Convertible bonds & notes 0.02%	Principal amount (000)
Consumer staples 0.01%
JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/2025[3,4,5]	USD	46,459	4,646

Industrials 0.01%
Einride AB, convertible notes, 7.00% 2/1/2023[3,4]		2,500	2,500

Total convertible bonds & notes (cost: $46,042,000)			7,146

Bonds, notes & other debt instruments 0.05%
Corporate bonds, notes & loans 0.05%
Consumer discretionary 0.05%
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]		19,060	15,245

Total bonds, notes & other debt instruments (cost: $14,159,000)			15,245

Short-term securities 3.86%	Shares
Money market investments 3.70%
Capital Group Central Cash Fund 4.31%[7,8]		11,426,693	1,142,555

Money market investments purchased with collateral from securities on loan 0.16%
Capital Group Central Cash Fund 4.31%[7,8,9]		244,125	24,410
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,9]		13,667,057	13,667
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,9]		12,203,079	12,203
			50,280

Total short-term securities (cost: $1,192,617,000)			1,192,835
Total investment securities 100.27% (cost: $22,105,766,000)			30,978,781
Other assets less liabilities (0.27)%			(82,433)

Net assets 100.00%			$30,896,348

Investments in affiliates8

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 3.78%
Money market investments 3.70%
Capital Group Central Cash Fund 4.31%[7]	$1,610,187	$4,675,615		$5,142,944	$(325)	$22	$1,142,555	$22,361
Money market investments purchased with collateral from securities on loan 0.08%
Capital Group Central Cash Fund 4.31%[7,9]	20,304	4,106	[10]				24,410	—	[11]
Total 3.78%					$(325)	$22	$1,166,965	$22,361

American Funds Insurance Series	63

Growth Fund (continued)

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Verily Life Sciences, LLC[1,3]	12/21/2018	$37,000	$45,222	.14%
PsiQuantum Corp., Series D, preferred shares[1,3]	5/28/2021	23,781	24,501	.08
Stripe, Inc., Class B1,3	5/6/2021	6,766	4,704	.02
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3]	3/15/2021	2,113	1,469	.00
ABL Space Systems Co., Series B2, preferred shares[1,3]	10/22/2021	10,452	5,775	.02
Einride AB, Series C, preferred shares[1,3]	11/23/2022	2,640	2,640	.01
Einride AB, convertible notes, 7.00% 2/1/2023[3]	1/7/2022	2,500	2,500	.01
JUUL Labs, Inc., convertible notes, 7.00% PIK 2/3/2025[3,5]	2/3/2020-11/3/2022	43,542	4,646	.01
Tipalti Solutions, Ltd., Series F, preferred shares[1,3]	12/1/2021	6,956	2,385	.01
Total		$135,750	$93,842	.30%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $54,504,000, which represented .18% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $93,842,000, which represented .30% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,245,000, which represented .05% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

PIK = Payment In Kind

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

64	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2022

Common stocks 94.99%	Shares	Value (000)
Industrials 16.64%
Recruit Holdings Co., Ltd.	7,310,189	$232,492
Airbus SE, non-registered shares	1,657,958	197,135
Safran SA	718,500	89,786
Melrose Industries PLC	36,613,980	59,524
Siemens AG	418,132	58,034
MTU Aero Engines AG	229,720	49,721
Ashtead Group PLC	645,000	36,847
DSV A/S	230,223	36,515
NIBE Industrier AB, Class B	3,878,804	36,271
Thales SA	271,438	34,700
Techtronic Industries Co., Ltd.	2,724,000	30,332
Legrand SA	358,100	28,833
International Container Terminal Services, Inc.	7,953,240	28,625
Shenzhen Inovance Technology Co., Ltd., Class A	2,350,967	23,513
ZTO Express (Cayman), Inc., Class A (ADR)	685,354	18,415
Diploma PLC	540,545	18,165
Rumo SA	5,039,366	17,763
Grab Holdings, Ltd., Class A1	5,356,295	17,247
Brenntag SE	259,299	16,578
CCR SA, ordinary nominative shares	5,580,000	11,435
SMC Corp.	26,900	11,385
Airports of Thailand PCL, foreign registered shares[1]	5,078,900	11,000
Kingspan Group PLC	153,796	8,281
Larsen & Toubro, Ltd.	327,351	8,232
Bureau Veritas SA	292,900	7,709
AB Volvo, Class B	396,824	7,185
LIXIL Corp.	441,700	6,731
Fluidra, SA, non-registered shares	432,985	6,715
BAE Systems PLC	617,024	6,377
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	846,334	2,578
		1,118,124

Information technology 13.74%
SK hynix, Inc.	3,255,725	195,968
Shopify, Inc., Class A, subordinate voting shares[1]	4,215,370	146,315
ASML Holding NV	210,218	113,792
Taiwan Semiconductor Manufacturing Company, Ltd.	6,501,000	94,750
Nice, Ltd. (ADR)[1]	432,150	83,102
Fujitsu, Ltd.	437,900	57,990
Lasertec Corp.	320,511	53,238
Samsung Electronics Co., Ltd.	631,500	27,848
NXP Semiconductors NV	173,200	27,371
Disco Corp.	65,800	18,915
Atlassian Corp., Class A1	107,001	13,769
OBIC Co., Ltd.	83,700	12,374
Constellation Software, Inc.	7,730	12,069
TELUS International (Cda), Inc., subordinate voting shares[1]	526,752	10,424
Suse SA1,2	576,586	10,410
Kingdee International Software Group Co., Ltd.[1]	4,786,000	10,188
Dassault Systemes SE	277,000	9,991
ASM International NV	25,152	6,368
Infosys, Ltd.	329,392	5,967
Tata Consultancy Services, Ltd.	113,863	4,483
Canva, Inc.[1,3,4]	4,819	4,282
PagSeguro Digital, Ltd., Class A1	426,548	3,728
		923,342

Health care 12.52%
Daiichi Sankyo Company, Ltd.	9,749,808	312,457
Novo Nordisk A/S, Class B	1,255,260	169,962
Olympus Corp.	5,808,100	102,662
Bayer AG	841,261	43,436

American Funds Insurance Series	65

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Siemens Healthineers AG	833,668	$41,705
Grifols, SA, Class A, non-registered shares[1]	2,789,283	32,345
Grifols, SA, Class B (ADR)[1]	793,690	6,747
WuXi Biologics (Cayman), Inc.[1]	2,504,066	19,224
HOYA Corp.	198,300	19,187
M3, Inc.	644,835	17,566
EssilorLuxottica	80,200	14,604
Insulet Corp.[1]	46,653	13,734
Takeda Pharmaceutical Company, Ltd.	361,300	11,285
Hapvida Participações e Investimentos SA1	8,863,653	8,528
Ambu AS, Class B, non-registered shares[1]	662,880	8,411
Eurofins Scientific SE, non-registered shares	98,473	7,091
WuXi AppTec Co., Ltd., Class A	288,960	3,345
WuXi AppTec Co., Ltd., Class H	312,000	3,297
bioMérieux SA	58,300	6,131
		841,717

Materials 10.64%
First Quantum Minerals, Ltd.	10,951,800	228,823
Fortescue Metals Group, Ltd.	12,796,750	178,403
Vale SA (ADR), ordinary nominative shares	6,886,607	116,865
Vale SA, ordinary nominative shares	770,681	12,974
Shin-Etsu Chemical Co., Ltd.	563,500	68,654
JSR Corp.	1,681,700	33,144
Ivanhoe Mines, Ltd., Class A1	3,403,051	26,893
Wacker Chemie AG	147,773	18,887
Linde PLC	35,287	11,510
Koninklijke DSM NV	93,550	11,469
BASF SE	136,760	6,789
Yunnan Energy New Material Co., Ltd., Class A	19,136	362
		714,773

Energy 10.48%
Reliance Industries, Ltd.	9,393,560	288,158
Canadian Natural Resources, Ltd. (CAD denominated)	1,562,283	86,756
Neste OYJ	1,756,952	81,150
Woodside Energy Group, Ltd.	3,071,566	74,317
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	6,724,576	71,617
TotalEnergies SE	1,147,298	71,609
Shell PLC (GBP denominated)	573,839	16,307
Cenovus Energy, Inc. (CAD denominated)	725,880	14,084
		703,998

Consumer discretionary 9.06%
MercadoLibre, Inc.[1]	128,451	108,700
Evolution AB	960,556	93,812
Sony Group Corp.	920,500	70,194
Galaxy Entertainment Group, Ltd.	9,204,000	60,944
LVMH Moët Hennessy-Louis Vuitton SE	72,682	52,799
Flutter Entertainment PLC[1]	313,163	42,911
Ferrari NV (EUR denominated)	177,292	37,933
Kering SA	70,951	36,312
Maruti Suzuki India, Ltd.	303,300	30,675
Entain PLC	1,832,094	29,375
Coupang, Inc., Class A1	1,304,214	19,185
Mercedes-Benz Group AG	136,786	8,976
InterContinental Hotels Group PLC	155,468	8,949
Aptiv PLC[1]	84,000	7,823
		608,588

66	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials 9.05%
Kotak Mahindra Bank, Ltd.	7,207,964	$158,591
AIA Group, Ltd.	12,210,576	134,524
Aegon NV	12,263,736	62,212
HDFC Bank, Ltd.	2,216,455	43,632
HDFC Bank, Ltd. (ADR)	207,750	14,212
Nu Holdings, Ltd., Class A1	8,115,368	33,030
Bajaj Finance, Ltd.	396,342	31,369
ING Groep NV	2,331,678	28,447
Axis Bank, Ltd.	1,917,190	21,549
FinecoBank SpA	1,211,135	20,184
Futu Holdings, Ltd. (ADR)[1]	375,890	15,280
China Merchants Bank Co., Ltd., Class A	2,726,800	14,621
B3 SA-Brasil, Bolsa, Balcao	4,413,000	11,041
Allfunds Group PLC	1,266,915	8,853
Bajaj Finserv, Ltd.	325,950	6,074
XP, Inc., Class A1	292,000	4,479
		608,098

Communication services 6.20%
Sea, Ltd., Class A (ADR)[1]	3,557,478	185,096
Bharti Airtel, Ltd.	12,732,125	123,766
Bharti Airtel, Ltd., interim shares	836,308	4,373
Universal Music Group NV	1,717,633	41,462
Informa PLC	3,630,108	27,216
Ubisoft Entertainment SA1	518,403	14,715
Singapore Telecommunications, Ltd.	5,800,500	11,136
Vivendi SE	907,392	8,683
Yandex NV, Class A1,3	313,000	—	[5]
		416,447

Consumer staples 4.31%
Kweichow Moutai Co., Ltd., Class A	224,223	55,485
Danone SA	878,392	46,277
Seven & i Holdings Co., Ltd.	984,200	42,102
Treasury Wine Estates, Ltd.	4,139,490	38,250
British American Tobacco PLC	911,000	36,144
Kobe Bussan Co., Ltd.	754,900	21,791
CP ALL PCL, foreign registered shares	9,053,300	17,849
Nestlé SA	78,463	9,061
Dabur India, Ltd.	933,875	6,324
Shiseido Company, Ltd.	122,000	6,012
Essity Aktiebolag, Class B	211,237	5,544
Pernod Ricard SA	22,974	4,516
Diageo PLC	13,194	583
		289,938

Utilities 1.77%
ENN Energy Holdings, Ltd.	8,532,700	119,038

Real estate 0.58%
ESR Group, Ltd.	14,852,600	31,175
Ayala Land, Inc.	14,181,500	7,891
		39,066

Total common stocks (cost: $5,702,657,000)		6,383,129

Preferred securities 0.79%
Health care 0.29%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	2,274,930	19,221

American Funds Insurance Series	67

International Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Energy 0.20%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	2,980,131	$13,829

Financials 0.16%
Itaú Unibanco Holding SA, preferred nominative shares	2,246,000	10,635

Consumer discretionary 0.13%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	88,248	8,953

Information technology 0.01%
Canva, Inc., Series A, noncumulative preferred shares[1,3,4]	422	375
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4]	18	16
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4]	1	1
		392

Total preferred securities (cost: $78,028,000)		53,030

Rights & warrants 0.13%
Health care 0.13%
WuXi AppTec Co., Ltd., Class A, warrants, expire 11/21/2023[1,6]	729,706	8,446

Total rights & warrants (cost: $8,772,000)		8,446

Short-term securities 4.57%
Money market investments 4.55%
Capital Group Central Cash Fund 4.31%[7,8]	3,060,530	306,023

Money market investments purchased with collateral from securities on loan 0.02%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,9]	603,851	604
Capital Group Central Cash Fund 4.31%[7,8,9]	4,223	422
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[7,9]	420,189	420
		1,446

Total short-term securities (cost: $307,420,000)		307,469
Total investment securities 100.48% (cost: $6,096,877,000)		6,752,074
Other assets less liabilities (0.48)%		(32,493)

Net assets 100.00%		$6,719,581

68	American Funds Insurance Series

International Fund (continued)

Investments in affiliates8

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 4.56%
Money market investments 4.55%
Capital Group Central Cash Fund 4.31%[7]	$977,398	$1,494,158	$2,165,364		$(112)	$(57)	$306,023	$9,392
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%[7,9]	34,059		33,637	[10]			422	—	[11]
Total 4.56%					$(112)	$(57)	$306,445	$9,392

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Canva, Inc.[1,3]	8/26/2021-11/4/2021	$8,215	$4,282	.06%
Canva, Inc., Series A, noncumulative preferred shares[1,3]	11/4/2021	719	375	.01
Canva, Inc., Series A-3, noncumulative preferred shares[1,3]	11/4/2021	31	16	.00
Canva, Inc., Series A-4, noncumulative preferred shares[1,3]	11/4/2021	2	1	.00
Total		$8,967	$4,674	.07%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $1,530,000, which represented .02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $4,674,000, which represented .07% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $8,446,000, which represented .13% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

Refer to the notes to financial statements.

American Funds Insurance Series	69

New World Fund

Investment portfolio December 31, 2022

Common stocks 90.37%	Shares	Value (000)
Information technology 14.17%
Microsoft Corp.	343,380	$82,348
Taiwan Semiconductor Manufacturing Company, Ltd.	3,763,000	54,844
Broadcom, Inc.	50,719	28,359
ASML Holding NV	52,210	28,261
Micron Technology, Inc.	505,143	25,247
Wolfspeed, Inc.[1]	312,105	21,548
Mastercard, Inc., Class A	47,073	16,369
Apple, Inc.	114,398	14,864
Tata Consultancy Services, Ltd.	274,095	10,793
Visa, Inc., Class A	50,545	10,501
Keyence Corp.	23,700	9,279
Infosys, Ltd. (ADR)	342,942	6,176
Infosys, Ltd.	131,247	2,378
SAP SE	70,089	7,233
Silergy Corp.	459,376	6,514
Synopsys, Inc.[1]	20,004	6,387
TELUS International (Cda), Inc., subordinate voting shares[1]	321,870	6,370
Samsung Electronics Co., Ltd.	143,145	6,312
NVIDIA Corp.	42,638	6,231
EPAM Systems, Inc.[1]	18,611	6,100
PagSeguro Digital, Ltd., Class A1	674,012	5,891
Edenred SA	100,382	5,462
Accenture PLC, Class A	20,142	5,375
Network International Holdings PLC[1]	1,472,831	5,275
Nokia Corp.	1,113,649	5,174
Tokyo Electron, Ltd.	15,700	4,664
Nice, Ltd. (ADR)[1]	23,806	4,578
Kingdee International Software Group Co., Ltd.[1]	2,128,000	4,530
Lasertec Corp.	27,100	4,501
Amadeus IT Group SA, Class A, non-registered shares[1]	70,704	3,646
Applied Materials, Inc.	36,011	3,507
MediaTek, Inc.	142,000	2,884
ASM International NV	10,858	2,749
SK hynix, Inc.	41,006	2,468
Trimble, Inc.[1]	41,404	2,093
Logitech International SA	31,053	1,927
Euronet Worldwide, Inc.[1]	19,369	1,828
KLA Corp.	4,743	1,788
Coforge, Ltd.	33,028	1,544
Cognizant Technology Solutions Corp., Class A	25,905	1,482
Globant SA1	8,094	1,361
Hamamatsu Photonics KK	25,400	1,222
Hundsun Technologies, Inc., Class A	198,090	1,153
Atlassian Corp., Class A1	8,731	1,124
VeriSign, Inc.[1]	4,446	913
MKS Instruments, Inc.	8,486	719
StoneCo, Ltd., Class A1	67,249	635
Autodesk, Inc.[1]	3,359	628
Disco Corp.	2,100	604
Advanced Micro Devices, Inc.[1]	8,455	548
Canva, Inc.[1,2,3]	385	342
Intel Corp.	3,575	95
		436,824

Financials 13.94%
Kotak Mahindra Bank, Ltd.	2,819,943	62,045
AIA Group, Ltd.	4,251,600	46,840
Ping An Insurance (Group) Company of China, Ltd., Class H	4,499,844	29,700
HDFC Bank, Ltd.	1,423,436	28,021
B3 SA-Brasil, Bolsa, Balcao	10,338,358	25,867
Capitec Bank Holdings, Ltd.	206,384	22,575
Bajaj Finance, Ltd.	215,621	17,066

70	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
ICICI Bank, Ltd.	967,310	$10,368
ICICI Bank, Ltd. (ADR)	290,583	6,361
AU Small Finance Bank, Ltd.	1,923,084	15,145
Bank Central Asia Tbk PT	20,947,600	11,484
UniCredit SpA	750,471	10,672
Industrial and Commercial Bank of China, Ltd., Class H	20,423,000	10,519
Nu Holdings, Ltd., Class A1	2,383,890	9,702
Bank Mandiri (Persero) Tbk PT	15,218,600	9,671
XP, Inc., Class A1	602,058	9,236
China Merchants Bank Co., Ltd., Class H	1,461,000	8,099
Discovery, Ltd.[1]	1,031,032	7,486
Banco Bilbao Vizcaya Argentaria, SA	1,202,030	7,259
Bank Rakyat Indonesia (Persero) Tbk PT	19,736,600	6,257
Eurobank Ergasias Services and Holdings SA1	5,321,431	6,007
Bank of Baroda	2,476,327	5,528
Moody’s Corp.	17,666	4,922
United Overseas Bank, Ltd.	191,900	4,401
Canara Bank	1,094,165	4,386
Erste Group Bank AG	135,838	4,332
East Money Information Co., Ltd., Class A	1,416,356	3,955
Alpha Services and Holdings SA1	3,535,444	3,772
Hong Kong Exchanges and Clearing, Ltd.	76,500	3,306
Bajaj Finserv, Ltd.	176,756	3,294
Standard Bank Group, Ltd.	330,214	3,261
Aon PLC, Class A	10,455	3,138
DBS Group Holdings, Ltd.	122,873	3,111
Grupo Financiero Banorte, SAB de CV, Series O	393,905	2,828
China Pacific Insurance (Group) Co., Ltd., Class H	1,158,294	2,558
Postal Savings Bank of China Co., Ltd., Class H	3,919,000	2,421
Bank of Ningbo Co., Ltd., Class A	498,700	2,329
S&P Global, Inc.	6,883	2,305
National Bank of Greece SA1	482,747	1,931
Piramal Enterprises, Ltd.	169,260	1,690
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B	1,294,654	1,515
Lufax Holding, Ltd. (ADR)	751,404	1,458
China Construction Bank Corp., Class H	2,110,000	1,322
TISCO Financial Group PCL, foreign registered shares	343,800	983
Fairfax Financial Holdings, Ltd., subordinate voting shares	1,008	597
HDFC Life Insurance Company, Ltd.	23,813	162
Moscow Exchange MICEX-RTS PJSC[1,2]	438,203	—	[4]
Sberbank of Russia PJSC[1,2]	2,662,164	—	[4]
		429,885

Health care 13.14%
Novo Nordisk A/S, Class B	469,272	63,539
Thermo Fisher Scientific, Inc.	72,737	40,056
Eli Lilly and Company	98,730	36,119
AstraZeneca PLC	199,832	27,120
Max Healthcare Institute, Ltd.[1]	4,642,420	24,670
PerkinElmer, Inc.	129,804	18,201
Abbott Laboratories	165,381	18,157
BeiGene, Ltd. (ADR)[1]	65,681	14,446
BeiGene, Ltd.[1]	44,100	753
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,545,088	14,110
EssilorLuxottica	72,078	13,125
Danaher Corp.	48,758	12,941
Rede D’Or Sao Luiz SA	1,633,717	9,153
Hypera SA, ordinary nominative shares	1,024,373	8,770
Pfizer, Inc.	167,880	8,602
Laurus Labs, Ltd.	1,901,101	8,597
WuXi Biologics (Cayman), Inc.[1]	1,102,600	8,465

American Funds Insurance Series	71

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
CSL, Ltd.	41,156	$8,025
Olympus Corp.	386,100	6,825
Carl Zeiss Meditec AG, non-registered shares	52,892	6,676
CanSino Biologics, Inc., Class H	673,696	5,763
WuXi AppTec Co., Ltd., Class H	268,500	2,837
WuXi AppTec Co., Ltd., Class A	203,359	2,354
Siemens Healthineers AG	100,533	5,029
Hapvida Participações e Investimentos SA1	4,948,421	4,761
Zoetis, Inc., Class A	31,997	4,689
Innovent Biologics, Inc.[1]	1,062,373	4,561
Straumann Holding AG	28,092	3,181
Legend Biotech Corp. (ADR)[1]	63,359	3,163
Hutchmed China, Ltd.[1,5]	786,002	2,418
Shionogi & Co., Ltd.	46,400	2,308
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	238,996	2,180
Mettler-Toledo International, Inc.[1]	1,435	2,074
OdontoPrev SA, ordinary nominative shares	1,000,547	1,711
Align Technology, Inc.[1]	7,299	1,539
Asahi Intecc Co., Ltd.	91,600	1,510
Genus PLC	40,970	1,477
Angelalign Technology, Inc.	85,000	1,340
Medtronic PLC	16,413	1,276
Merck KGaA	5,502	1,066
Bayer AG	16,010	827
Zai Lab, Ltd. (ADR)[1]	16,060	493
Shandong Pharmaceutical Glass Co., Ltd., Class A	66,700	272
		405,179

Industrials 10.83%
Airbus SE, non-registered shares	370,290	44,028
General Electric Co.	229,310	19,214
Larsen & Toubro, Ltd.	722,885	18,180
Safran SA	141,435	17,674
IMCD NV	113,074	16,151
DSV A/S	97,381	15,445
Shenzhen Inovance Technology Co., Ltd., Class A	1,435,674	14,359
Copa Holdings, SA, Class A1	172,274	14,328
Carrier Global Corp.	342,044	14,109
International Container Terminal Services, Inc.	3,660,200	13,173
Grab Holdings, Ltd., Class A1	3,941,298	12,691
Rumo SA	3,544,401	12,493
Caterpillar, Inc.	38,431	9,207
ZTO Express (Cayman), Inc., Class A (ADR)	294,858	7,923
Daikin Industries, Ltd.	45,200	6,953
Mitsui & Co., Ltd.	239,100	6,952
InPost SA1	768,099	6,492
TransDigm Group, Inc.	9,831	6,190
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,015,524	6,140
Suzhou Maxwell Technologies Co., Ltd., Class A	89,800	5,321
Thales SA	39,462	5,045
Interpump Group SpA	109,354	4,954
Boeing Company[1]	25,403	4,839
Raytheon Technologies Corp.	39,064	3,942
Contemporary Amperex Technology Co., Ltd., Class A	67,547	3,825
Wizz Air Holdings PLC[1]	153,309	3,512
Siemens AG	24,155	3,353
Centre Testing International Group Co., Ltd.	953,496	3,059
SMC Corp.	7,000	2,963
BAE Systems PLC	273,358	2,825
Spirax-Sarco Engineering PLC	21,156	2,718
Epiroc AB, Class B	153,337	2,472
Bharat Electronics, Ltd.	1,997,357	2,412

72	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Legrand SA	28,999	$2,335
Bureau Veritas SA	85,112	2,240
ABB, Ltd.	71,165	2,168
AirTAC International Group	70,000	2,119
Techtronic Industries Co., Ltd.	180,500	2,010
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	138,094	1,978
Hitachi, Ltd.	32,800	1,651
Atlas Copco AB, Class B	128,644	1,374
Nidec Corp.	25,100	1,307
Haitian International Holdings, Ltd.	485,000	1,297
Experian PLC	27,683	942
CCR SA, ordinary nominative shares	343,384	704
Vicor Corp.[1]	8,616	463
Hefei Meyer Optoelectronic Technology, Inc., Class A	126,100	434
		333,964

Consumer discretionary 10.70%
LVMH Moët Hennessy-Louis Vuitton SE	58,437	42,451
MercadoLibre, Inc.[1]	33,916	28,701
Midea Group Co., Ltd., Class A	3,015,168	22,397
Hermès International	13,597	20,982
Evolution AB	195,296	19,073
Li Ning Co., Ltd.	2,222,001	19,068
Galaxy Entertainment Group, Ltd.	2,661,000	17,620
General Motors Company	464,326	15,620
H World Group, Ltd. (ADR)	205,118	8,701
H World Group, Ltd.	611,320	2,631
YUM! Brands, Inc.	70,324	9,007
Trip.com Group, Ltd. (ADR)[1]	243,784	8,386
Zhongsheng Group Holdings, Ltd.	1,519,000	7,743
Kering SA	13,551	6,935
NIKE, Inc., Class B	56,533	6,615
Jumbo SA	367,791	6,278
Astra International Tbk PT	16,312,800	5,943
IDP Education, Ltd.	294,204	5,437
Industria de Diseño Textil, SA	198,585	5,288
Marriott International, Inc., Class A	35,444	5,277
JD.com, Inc., Class A	181,431	5,100
Titan Co., Ltd.	153,168	4,794
Tesla, Inc.[1]	36,323	4,474
adidas AG	32,573	4,447
Prosus NV, Class N	63,003	4,325
Alibaba Group Holding, Ltd.[1]	377,472	4,168
Americanas SA, ordinary nominative shares	1,839,202	3,362
Lear Corp.	22,412	2,779
Airbnb, Inc., Class A1	32,220	2,755
Melco Resorts & Entertainment, Ltd. (ADR)[1]	237,753	2,734
Maruti Suzuki India, Ltd.	24,671	2,495
Aptiv PLC[1]	23,648	2,202
Booking Holdings, Inc.[1]	1,083	2,183
InterContinental Hotels Group PLC	37,749	2,173
JD Health International, Inc.[1]	233,200	2,133
Naspers, Ltd., Class N	10,720	1,767
Stellantis NV	121,859	1,726
Inchcape PLC	158,322	1,563
Shangri-La Asia, Ltd.[1]	1,882,000	1,542
Magazine Luiza SA1	2,856,097	1,482
Levi Strauss & Co., Class A	89,390	1,387
Sands China, Ltd.[1]	367,200	1,216
Renault SA1	31,040	1,034
FSN E-Commerce Ventures, Ltd.	499,594	932
Flutter Entertainment PLC[1]	6,201	850

American Funds Insurance Series	73

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Cie. Financière Richemont SA, Class A	6,488	$840
Gree Electric Appliances, Inc. of Zhuhai, Class A	132,946	617
Jiumaojiu International Holdings, Ltd.	196,000	517
Cyrela Brazil Realty SA, ordinary nominative shares	115,141	285
Ozon Holdings PLC (ADR)[1,2]	209,599	—	[4]
		330,035

Materials 7.96%
Vale SA (ADR), ordinary nominative shares	1,657,863	28,134
Vale SA, ordinary nominative shares	1,563,228	26,316
First Quantum Minerals, Ltd.	1,427,502	29,826
Freeport-McMoRan, Inc.	632,561	24,037
Asian Paints, Ltd.	524,675	19,588
Albemarle Corp.	72,979	15,826
Linde PLC	43,780	14,280
Sika AG	54,150	13,066
Pidilite Industries, Ltd.	359,013	11,037
Barrick Gold Corp.	348,685	5,990
Shin-Etsu Chemical Co., Ltd.	46,300	5,641
LANXESS AG	133,996	5,408
Sociedad Química y Minera de Chile SA, Class B (ADR)	59,883	4,781
Wacker Chemie AG	33,237	4,248
Gerdau SA (ADR)	743,704	4,120
Givaudan SA	1,316	4,012
Loma Negra Compania Industrial Argentina SA (ADR)	505,941	3,466
Fresnillo PLC	299,094	3,247
Jindal Steel & Power, Ltd.	427,648	2,989
Shandong Sinocera Functional Material Co., Ltd., Class A	551,700	2,189
Wheaton Precious Metals Corp.	52,459	2,050
OCI NV	50,734	1,810
Amcor PLC (CDI)	142,086	1,703
Arkema SA	18,241	1,645
CCL Industries, Inc., Class B, nonvoting shares	34,789	1,486
Umicore SA	37,150	1,371
Koninklijke DSM NV	11,145	1,366
Grupo México, SAB de CV, Series B	372,626	1,308
Corteva, Inc.	19,893	1,169
Glencore PLC	166,729	1,115
Yunnan Energy New Material Co., Ltd., Class A	53,564	1,012
BASF SE	13,092	650
Navin Fluorine International, Ltd.	7,411	364
Polymetal International PLC[1]	76,572	228
Alrosa PJSC[1,2]	1,123,215	—	[4]
		245,478

Consumer staples 6.23%
Kweichow Moutai Co., Ltd., Class A	119,607	29,597
ITC, Ltd.	4,065,758	16,297
Bunge, Ltd.	149,915	14,957
Anheuser-Busch InBev SA/NV	179,767	10,807
Nestlé SA	92,198	10,648
Constellation Brands, Inc., Class A	41,910	9,713
Philip Morris International, Inc.	89,011	9,009
Varun Beverages, Ltd.	520,713	8,291
Ajinomoto Co., Inc.	270,999	8,263
Monster Beverage Corp.[1]	79,331	8,054
Carlsberg A/S, Class B	47,845	6,334
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	3,616,697	6,138
Pernod Ricard SA	31,035	6,100
Raia Drogasil SA, ordinary nominative shares	1,191,066	5,351
Avenue Supermarts, Ltd.[1]	96,957	4,752
Japan Tobacco, Inc.	232,900	4,709

74	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Arca Continental, SAB de CV	559,188	$4,541
Dabur India, Ltd.	536,320	3,632
Uni-Charm Corp.	86,000	3,298
Mondelez International, Inc.	48,376	3,224
British American Tobacco PLC	57,762	2,292
L’Oréal SA, non-registered shares	6,141	2,203
Foshan Haitian Flavouring and Food Co., Ltd., Class A	189,896	2,174
Proya Cosmetics Co., Ltd., Class A	83,620	2,015
Danone SA	34,906	1,839
United Spirits, Ltd.[1]	150,135	1,593
Essity Aktiebolag, Class B	59,261	1,555
Monde Nissin Corp.	7,788,000	1,553
Wuliangye Yibin Co., Ltd., Class A	51,771	1,340
Reckitt Benckiser Group PLC	18,928	1,317
Diageo PLC	9,646	426
X5 Retail Group NV (GDR)[1,2]	88,147	—	[4]
		192,022

Communication services 5.12%
Sea, Ltd., Class A (ADR)[1]	440,837	22,937
Alphabet, Inc., Class C1	170,931	15,167
Alphabet, Inc., Class A1	70,628	6,231
Bharti Airtel, Ltd.	1,936,137	18,821
Bharti Airtel, Ltd., interim shares	80,154	419
Tencent Holdings, Ltd.	398,700	16,946
MTN Group, Ltd.	1,937,113	14,510
América Móvil, SAB de CV, Series L (ADR)	579,878	10,554
Netflix, Inc.[1]	32,399	9,554
Meta Platforms, Inc., Class A1	66,844	8,044
Telefónica, SA, non-registered shares	2,013,890	7,294
NetEase, Inc.	215,200	3,137
NetEase, Inc. (ADR)	26,801	1,946
Vodafone Group PLC	4,478,968	4,540
Indus Towers, Ltd.	1,704,995	3,916
Activision Blizzard, Inc.	51,137	3,914
Singapore Telecommunications, Ltd.	1,920,800	3,688
JCDecaux SE1	88,804	1,689
Telefônica Brasil SA, ordinary nominative shares	222,879	1,619
TIM SA	649,389	1,525
Informa PLC	166,372	1,247
Sitios Latinoamerica, SAB de CV, Class B1[1]	531,908	255
Yandex NV, Class A1,2	378,730	—	[4]
		157,953

Energy 4.96%
Reliance Industries, Ltd.	1,922,257	58,967
TotalEnergies SE	429,775	26,824
Baker Hughes Co., Class A	400,704	11,833
New Fortress Energy, Inc., Class A	199,711	8,472
BP PLC	1,438,591	8,366
Exxon Mobil Corp.	66,625	7,349
Hess Corp.	42,526	6,031
Cheniere Energy, Inc.	33,338	4,999
Aker BP ASA	160,241	4,995
Chevron Corp.	24,508	4,399
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	240,586	2,562
Shell PLC (GBP denominated)	88,634	2,519
INPEX Corp.	229,000	2,444
TechnipFMC PLC[1]	171,689	2,093

American Funds Insurance Series	75

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Galp Energia, SGPS, SA, Class B	76,673	$1,037
Gazprom PJSC[2]	945,858	—	[4]
Rosneft Oil Co. PJSC[2]	588,661	—	[4]
		152,890

Utilities 1.73%
ENN Energy Holdings, Ltd.	1,596,100	22,267
AES Corp.	494,900	14,233
Engie SA	433,528	6,210
Enel SpA	717,325	3,858
Power Grid Corporation of India, Ltd.	1,407,075	3,622
China Resources Gas Group, Ltd.	848,600	3,161
China Gas Holdings, Ltd.	67,400	97
		53,448

Real estate 1.59%
Macrotech Developers, Ltd.[1]	1,294,321	17,070
American Tower Corp. REIT	36,333	7,698
ESR Group, Ltd.	2,725,200	5,720
CK Asset Holdings, Ltd.	920,500	5,667
BR Malls Participações SA, ordinary nominative shares	3,350,637	5,267
China Resources Mixc Lifestyle Services, Ltd.	550,000	2,794
CTP NV	192,994	2,273
Embassy Office Parks REIT	367,228	1,490
China Overseas Land & Investment, Ltd.	222,115	586
Country Garden Services Holdings Co., Ltd.	180,000	446
Ayala Land, Inc.	198,600	110
		49,121

Total common stocks (cost: $2,233,829,000)		2,786,799

Preferred securities 1.05%
Consumer discretionary 0.38%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	43,971	4,461
Getir BV, Series D, preferred shares[1,2,3]	7,768	3,736
Porsche Automobil Holding SE, nonvoting preferred shares	60,985	3,346
		11,543

Materials 0.28%
Gerdau SA, preferred nominative shares	1,533,179	8,529

Real estate 0.17%
QuintoAndar, Ltd., Series E, preferred shares[1,2,3]	32,657	4,267
QuintoAndar, Ltd., Series E-1, preferred shares[1,2,3]	8,400	1,098
		5,365

Financials 0.13%
Itaú Unibanco Holding SA, preferred nominative shares	339,548	1,608
Itaú Unibanco Holding SA (ADR), preferred nominative shares	151,962	716
Banco Bradesco SA, preferred nominative shares	619,768	1,778
		4,102

Energy 0.06%
Petróleo Brasileiro SA (Petrobras) (ADR), preferred nominative shares	129,613	1,204
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	156,248	725
		1,929

Health care 0.02%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	71,554	605

76	American Funds Insurance Series

New World Fund (continued)

Preferred securities (continued)	Shares		Value (000)
Industrials 0.01%
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]		169,406	$235

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[1,2,3]		34	30
Canva, Inc., Series A-3, noncumulative preferred shares[1,2,3]		1	1
			31

Total preferred securities (cost: $30,813,000)			32,339

Rights & warrants 0.00%
Materials 0.00%
Shandong Sinocera Functional Material Co., Ltd., Class A, warrants, expire 10/30/2023[1,6]		43,474	172

Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[1]		37,386	31

Total rights & warrants (cost: $183,000)			203

Bonds, notes & other debt instruments 3.26%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.66%
Abu Dhabi (Emirate of) 2.50% 9/30/2029[6]	USD	1,000	899
Abu Dhabi (Emirate of) 1.70% 3/2/2031[6]		885	732
Angola (Republic of) 8.25% 5/9/2028		500	457
Angola (Republic of) 8.00% 11/26/2029[6]		1,100	968
Angola (Republic of) 8.75% 4/14/2032[6]		280	243
Argentine Republic 1.00% 7/9/2029		32	9
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[7]		5,341	1,454
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[7]		2,217	568
Argentine Republic 3.875% 1/9/2038 (4.25% on 7/9/2023)[7]		1,318	420
Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[7]		5,279	1,502
Armenia (Republic of) 7.15% 3/26/2025		290	294
Bahrain (Kingdom of) 6.75% 9/20/2029[6]		200	200
Brazil (Federative Republic of) 10.00% 1/1/2027	BRL	19,869	3,461
Brazil (Federative Republic of) 6.00% 5/15/2027[8]		16,377	3,109
Chile (Republic of) 3.10% 5/7/2041	USD	375	271
Chile (Republic of) 4.34% 3/7/2042		645	547
China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY	36,200	5,205
China (People’s Republic of), Series INBK, 3.72% 4/12/2051		34,650	5,410
Colombia (Republic of) 4.50% 1/28/2026	USD	280	264
Colombia (Republic of) 3.25% 4/22/2032		700	511
Colombia (Republic of) 8.00% 4/20/2033		200	201
Colombia (Republic of) 7.375% 9/18/2037		1,090	1,025
Colombia (Republic of) 5.625% 2/26/2044		520	384
Colombia (Republic of) 5.20% 5/15/2049		755	517
Colombia (Republic of) 4.125% 5/15/2051		350	211
Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR	150	127
Dominican Republic 6.875% 1/29/2026	USD	370	374
Dominican Republic 8.625% 4/20/2027[6]		575	600
Dominican Republic 5.50% 2/22/2029[6]		275	254
Dominican Republic 11.375% 7/6/2029	DOP	12,800	221
Dominican Republic 6.00% 2/22/2033[6]	USD	150	136
Dominican Republic 7.45% 4/30/2044[6]		1,125	1,053
Dominican Republic 7.45% 4/30/2044		1,000	936
Dominican Republic 5.875% 1/30/2060[6]		280	206
Egypt (Arab Republic of) 5.875% 2/16/2031[6]		365	255

American Funds Insurance Series	77

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Egypt (Arab Republic of) 6.375% 4/11/2031	EUR	550	$411
Egypt (Arab Republic of) 7.625% 5/29/2032[6]	USD	900	669
Egypt (Arab Republic of) 7.625% 5/29/2032		275	204
Egypt (Arab Republic of) 8.50% 1/31/2047		800	536
Egypt (Arab Republic of) 8.875% 5/29/2050		850	578
Egypt (Arab Republic of) 8.75% 9/30/2051		755	510
Egypt (Arab Republic of) 8.15% 11/20/2059[6]		500	329
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		880	553
Export-Import Bank of India 3.25% 1/15/2030		1,180	1,025
Gabonese Republic 6.95% 6/16/2025		540	513
Gabonese Republic 7.00% 11/24/2031		300	247
Ghana (Republic of) 6.375% 2/11/2027		485	188
Ghana (Republic of) 7.875% 3/26/2027		200	79
Ghana (Republic of) 7.75% 4/7/2029[6]		1,125	423
Ghana (Republic of) 7.625% 5/16/2029		460	174
Ghana (Republic of) 8.125% 3/26/2032		2,130	782
Honduras (Republic of) 6.25% 1/19/2027		1,365	1,208
Honduras (Republic of) 5.625% 6/24/2030		678	547
Honduras (Republic of) 5.625% 6/24/2030[6]		281	227
Indonesia (Republic of) 6.625% 2/17/2037		500	568
Indonesia (Republic of) 5.25% 1/17/2042		840	828
Iraq (Republic of) 6.752% 3/9/2023		960	950
Jordan (Hashemite Kingdom of) 5.75% 1/31/2027[6]		800	773
Kazakhstan (Republic of) 6.50% 7/21/2045[6]		800	836
Kenya (Republic of) 6.875% 6/24/2024		200	185
Kenya (Republic of) 8.25% 2/28/2048[6]		1,800	1,402
Mongolia (State of) 8.75% 3/9/2024		370	359
Mongolia (State of) 4.45% 7/7/2031		300	234
Mozambique (Republic of) 5.00% 9/15/2031 (9.00% on 9/15/2023)[7]		880	678
Oman (Sultanate of) 4.875% 2/1/2025[6]		565	556
Oman (Sultanate of) 5.375% 3/8/2027		750	736
Oman (Sultanate of) 6.25% 1/25/2031[6]		600	606
Pakistan (Islamic Republic of) 8.25% 9/30/2025[6]		410	199
Pakistan (Islamic Republic of) 6.00% 4/8/2026[6]		380	153
Pakistan (Islamic Republic of) 6.875% 12/5/2027[6]		1,050	416
Pakistan (Islamic Republic of) 7.875% 3/31/2036		200	72
Pakistan (Islamic Republic of) 8.875% 4/8/2051		850	300
Panama (Republic of) 3.75% 4/17/2026[6]		678	639
Panama (Republic of) 4.50% 5/15/2047		1,155	892
Panama (Republic of) 4.50% 4/16/2050		200	152
Panama (Republic of) 4.30% 4/29/2053		400	290
Panama (Republic of) 4.50% 1/19/2063		200	142
Paraguay (Republic of) 4.70% 3/27/2027[6]		400	395
Paraguay (Republic of) 4.95% 4/28/2031		320	310
Peru (Republic of) 3.00% 1/15/2034		425	336
Peru (Republic of) 6.55% 3/14/2037		1,070	1,131
Peru (Republic of) 3.55% 3/10/2051		370	265
Peru (Republic of) 2.78% 12/1/2060		365	214
PETRONAS Capital, Ltd. 4.55% 4/21/2050[6]		400	359
Philippines (Republic of) 1.648% 6/10/2031		580	465
Philippines (Republic of) 6.375% 10/23/2034		820	911
Philippines (Republic of) 3.95% 1/20/2040		700	595
Philippines (Republic of) 3.70% 3/1/2041		505	414
Philippines (Republic of) 2.95% 5/5/2045		790	572
PT Indonesia Asahan Aluminium Tbk 6.757% 11/15/2048		200	188
Qatar (State of) 4.50% 4/23/2028[6]		2,000	2,016
Qatar (State of) 4.50% 4/23/2028		600	605
Romania 2.00% 1/28/2032	EUR	1,375	987
Romania 2.00% 4/14/2033		300	207
Romania 5.125% 6/15/2048[6]	USD	500	399
Russian Federation 4.25% 6/23/2027[9]		1,000	430

78	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Russian Federation 4.375% 3/21/2029[6,9]	USD	800	$328
Russian Federation 5.10% 3/28/2035[9]		1,600	656
Russian Federation 5.25% 6/23/2047[9]		1,200	492
Senegal (Republic of) 4.75% 3/13/2028	EUR	950	880
South Africa (Republic of) 5.875% 6/22/2030	USD	1,200	1,120
South Africa (Republic of) 5.875% 4/20/2032		400	362
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025[9]		450	147
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025[9]		1,904	614
Sri Lanka (Democratic Socialist Republic of) 6.825% 7/18/2026[9]		1,270	407
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030[9]		471	150
Tunisia (Republic of) 6.75% 10/31/2023	EUR	465	420
Tunisia (Republic of) 6.75% 10/31/2023		310	280
Tunisia (Republic of) 5.625% 2/17/2024		500	422
Tunisia (Republic of) 5.75% 1/30/2025	USD	625	435
Turkey (Republic of) 11.875% 1/15/2030		800	954
Turkey (Republic of) 5.875% 6/26/2031		1,170	963
Turkey (Republic of) 4.875% 4/16/2043		400	261
Turkey (Republic of) 5.75% 5/11/2047		2,005	1,373
Ukraine 8.994% 2/1/2026[9]		600	134
Ukraine 7.75% 9/1/2029[9]		2,328	503
Ukraine 9.75% 11/1/2030[9]		900	187
Ukraine 7.375% 9/25/2034[9]		2,180	416
United Mexican States 4.50% 4/22/2029		300	287
United Mexican States 4.75% 4/27/2032		870	817
United Mexican States 4.75% 3/8/2044		1,090	884
United Mexican States 3.75% 4/19/2071		200	125
United Mexican States, Series M, 7.50% 6/3/2027	MXN	20,360	986
United Mexican States, Series M, 7.75% 5/29/2031		43,000	2,044
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[9]	USD	1,383	121
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[9]		299	26
Venezuela (Bolivarian Republic of) 7.65% 4/21/2025[9]		129	11
Venezuela (Bolivarian Republic of) 11.75% 10/21/2026[9]		64	6
Venezuela (Bolivarian Republic of) 9.25% 9/15/2027[9]		170	16
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[9]		319	29
Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[9]		64	5
Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[9]		1,149	92
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[9]		950	67
Venezuela (Bolivarian Republic of) 11.95% 8/5/2031[9]		106	10
Venezuela (Bolivarian Republic of) 12.75% 8/23/2022[9]		85	7
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[9]		107	10
			82,039

Corporate bonds, notes & loans 0.51%
Energy 0.17%
Oleoducto Central SA 4.00% 7/14/2027[6]		255	225
Oleoducto Central SA 4.00% 7/14/2027		200	177
Petrobras Global Finance Co. 6.85% 6/5/2115		314	266
Petróleos Mexicanos 6.875% 8/4/2026		800	757
Petróleos Mexicanos 6.49% 1/23/2027		1,670	1,525
Petróleos Mexicanos 8.75% 6/2/2029		1,105	1,038
Petróleos Mexicanos 6.70% 2/16/2032		622	490
Petrorio Luxembourg SARL 6.125% 6/9/2026		200	191
PTT Exploration and Production PCL 2.993% 1/15/2030		200	174
Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[6]		630	420
			5,263

American Funds Insurance Series	79

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials 0.09%
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[7]	USD	800	$670
CMB International Leasing Management, Ltd. 2.75% 8/12/2030		895	687
HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[6,7]		600	516
Power Financial Corp., Ltd. 6.15% 12/6/2028		432	439
Power Financial Corp., Ltd. 4.50% 6/18/2029		273	253
Power Financial Corp., Ltd. 3.35% 5/16/2031		310	258
			2,823

Consumer discretionary 0.07%
Alibaba Group Holding, Ltd. 4.20% 12/6/2047		600	461
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		410	256
Arcos Dorados BV 6.125% 5/27/2029		450	437
Meituan Dianping 3.05% 10/28/2030[6]		800	618
MercadoLibre, Inc. 3.125% 1/14/2031		400	310
Sands China, Ltd. 4.875% 6/18/2030		220	193
			2,275

Materials 0.05%
Braskem Idesa SAPI 7.45% 11/15/2029		775	613
Braskem Idesa SAPI 7.45% 11/15/2029[6]		300	237
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[6]		230	204
Sasol Financing USA, LLC 5.875% 3/27/2024		500	491
			1,545

Utilities 0.04%
AES Panama Generation Holdings SRL 4.375% 5/31/2030[6]		280	244
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[6]		412	328
Enfragen Energia Sur SA 5.375% 12/30/2030		969	679
			1,251

Communication services 0.04%
Axiata SPV5 Labuan, Ltd. 3.064% 8/19/2050		357	238
PLDT, Inc. 2.50% 1/23/2031		210	165
Tencent Holdings, Ltd. 3.975% 4/11/2029		400	369
Tencent Holdings, Ltd. 3.24% 6/3/2050[6]		580	368
			1,140

Consumer staples 0.02%
Marfrig Global Foods SA 3.95% 1/29/2031		320	246
NBM US Holdings, Inc. 6.625% 8/6/2029[3]		420	407
			653

Industrials 0.02%
Mexico City Airport Trust 4.25% 10/31/2026		475	454

Health care 0.01%
Rede D’Or Finance SARL 4.50% 1/22/2030		480	414

Total corporate bonds, notes & loans			15,818

U.S. Treasury bonds & notes 0.09%

U.S. Treasury 0.09%
U.S. Treasury (3-month U.S. Treasury Bill Yield - 0.015%) 4.383% 1/31/2024[10,11]		2,730	2,729

Total bonds, notes & other debt instruments (cost: $123,585,000)			100,586

80	American Funds Insurance Series

New World Fund (continued)

		Value
Short-term securities 5.44%	Shares	(000)
Money market investments 5.43%
Capital Group Central Cash Fund 4.31%[12,13]	1,673,444	$167,328

Money market investments purchased with collateral from securities on loan 0.01%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[12,14]	149,334	150
Capital Group Central Cash Fund 4.31%[12,13,14]	862	86
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[12,14]	58,955	59
		295

Total short-term securities (cost: $167,602,000)		167,623
Total investment securities 100.12% (cost: $2,556,012,000)		3,087,550
Other assets less liabilities (0.12)%		(3,766)

Net assets 100.00%		$3,083,784

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
2 Year Euro-Schatz Futures	Long	40	March 2023	USD	4,514	$(18)
5 Year U.S. Treasury Note Futures	Short	14	March 2023		(1,511)	3
10 Year Euro-Bund Futures	Short	18	March 2023		(2,561)	126
10 Year Ultra U.S. Treasury Note Futures	Short	43	March 2023		(5,086)	30
30 Year Ultra U.S. Treasury Bond Futures	Long	53	March 2023		7,118	(48)
						$93

Forward currency contracts

						Unrealized
						(depreciation)
Contract amount						appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
USD	77	EUR	73	Goldman Sachs	1/11/2023	$(1)
USD	1,484	EUR	1,409	Goldman Sachs	1/12/2023	(25)
EUR	8	USD	9	Barclays Bank PLC	1/13/2023	— [4]
USD	1,683	EUR	1,593	JPMorgan Chase	1/13/2023	(24)
						$(50)

American Funds Insurance Series	81

New World Fund (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

						Upfront	Unrealized
				Notional	Value at	premium	appreciation
Reference	Financing	Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
index	rate paid	frequency	date	(000)	(000)	(000)	(000)
CDX.EM.38	1.00%	Quarterly	12/20/2027	USD 2,230	$ 131	$ 129	$ 2

Investments in affiliates13

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 5.43%
Money market investments 5.43%
Capital Group Central Cash Fund 4.31%[12]	$216,764	$756,276	$805,673		$(44)	$5	$167,328	$4,331
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.31%[12,14]	4,255		4,169	[15]			86	—	[16]
Total 5.43%					$(44)	$5	$167,414	$4,331

Restricted securities3

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
QuintoAndar, Ltd., Series E, preferred shares[1,2]	5/26/2021	$5,258	$4,267	.14%
QuintoAndar, Ltd., Series E-1, preferred shares[1,2]	12/20/2021	1,716	1,098	.04
Getir BV, Series D, preferred shares[1,2]	5/27/2021	3,500	3,736	.12
NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	404	407	.01
Canva, Inc.[1,2]	8/26/2021-11/4/2021	656	342	.01
Canva, Inc., Series A, noncumulative preferred shares[1,2]	11/4/2021	58	30	.00
Canva, Inc., Series A-3, noncumulative preferred shares[1,2]	11/4/2021	2	1	.00
Total		$11,594	$9,881	.32%

82	American Funds Insurance Series

New World Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $9,881,000, which represented .32% of the net assets of the fund.
[4]	Amount less than one thousand.
[5]	All or a portion of this security was on loan. The total value of all such securities was $311,000, which represented .01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $19,603,000, which represented .64% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Scheduled interest and/or principal payment was not received.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $297,000, which represented .01% of the net assets of the fund.
[11]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[12]	Rate represents the seven-day yield at 12/31/2022.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Represents net activity. Refer to Note 5 for more information on securities lending.
[16]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

CDI = CREST Depository Interest

CNY = Chinese yuan

DOP = Dominican pesos

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

MXN = Mexican pesos

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	83

Washington Mutual Investors Fund

Investment portfolio December 31, 2022

Common stocks 95.35%	Shares	Value (000)
Health care 21.99%
UnitedHealth Group, Inc.	706,573	$374,611
Pfizer, Inc.	5,089,889	260,806
CVS Health Corp.	2,030,283	189,202
Eli Lilly and Company	436,276	159,607
Johnson & Johnson	897,185	158,488
AbbVie, Inc.	926,694	149,763
AstraZeneca PLC (ADR)	1,747,998	118,514
Humana, Inc.	211,641	108,400
Gilead Sciences, Inc.	1,234,157	105,952
Abbott Laboratories	676,709	74,296
Cigna Corp.	197,196	65,339
Elevance Health, Inc.	118,687	60,883
Danaher Corp.	228,637	60,685
Bristol-Myers Squibb Company	577,839	41,576
Novo Nordisk A/S, Class B (ADR)	214,095	28,976
Zimmer Biomet Holdings, Inc.	179,120	22,838
Thermo Fisher Scientific, Inc.	38,181	21,026
Regeneron Pharmaceuticals, Inc.[1]	25,933	18,710
Zoetis, Inc., Class A	100,063	14,664
Roche Holding AG (ADR)	322,207	12,614
Molina Healthcare, Inc.[1]	37,656	12,435
Edwards Lifesciences Corp.[1]	85,300	6,364
Baxter International, Inc.	114,187	5,820
ResMed, Inc.	24,754	5,152
		2,076,721

Information technology 17.56%
Broadcom, Inc.	919,032	513,857
Microsoft Corp.	1,830,263	438,934
Apple, Inc.	765,754	99,494
ASML Holding NV (New York registered) (ADR)	157,302	85,950
Intel Corp.	2,778,330	73,431
Visa, Inc., Class A	290,482	60,351
Fidelity National Information Services, Inc.	587,989	39,895
Motorola Solutions, Inc.	149,004	38,400
Mastercard, Inc., Class A	110,216	38,325
SAP SE (ADR)	370,066	38,187
KLA Corp.	90,564	34,145
Applied Materials, Inc.	344,981	33,594
Paychex, Inc.	238,707	27,585
TE Connectivity, Ltd.	233,588	26,816
Automatic Data Processing, Inc.	91,188	21,781
Texas Instruments, Inc.	119,302	19,711
NetApp, Inc.	285,109	17,124
Synopsys, Inc.[1]	47,178	15,064
Oracle Corp.	116,989	9,563
QUALCOMM, Inc.	85,889	9,443
EPAM Systems, Inc.[1]	21,637	7,091
Analog Devices, Inc.	28,186	4,623
Micron Technology, Inc.	74,256	3,711
Ciena Corp.[1]	17,550	895
		1,657,970

Financials 13.67%
Marsh & McLennan Companies, Inc.	1,329,999	220,088
JPMorgan Chase & Co.	1,231,233	165,108
BlackRock, Inc.	152,050	107,747
Chubb, Ltd.	450,474	99,375
CME Group, Inc., Class A	530,969	89,288
Wells Fargo & Company	1,821,863	75,225
Bank of America Corp.	1,370,945	45,406
Citizens Financial Group, Inc.	1,109,159	43,668

84	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Discover Financial Services	414,920	$40,592
Intercontinental Exchange, Inc.	394,483	40,470
Morgan Stanley	458,540	38,985
S&P Global, Inc.	111,373	37,303
Capital One Financial Corp.	348,076	32,357
Blackstone, Inc., nonvoting shares	403,946	29,969
Apollo Asset Management, Inc.	443,289	28,277
Nasdaq, Inc.	458,289	28,116
KKR & Co., Inc.	601,229	27,909
Goldman Sachs Group, Inc.	78,842	27,073
Aon PLC, Class A	75,142	22,553
PNC Financial Services Group, Inc.	130,342	20,586
Toronto-Dominion Bank[2]	236,859	15,339
KeyCorp	770,460	13,422
Canadian Imperial Bank of Commerce	314,940	12,739
Arthur J. Gallagher & Co.	56,249	10,605
Moody’s Corp.	26,105	7,273
Fifth Third Bancorp	192,883	6,329
Charles Schwab Corp.	38,738	3,225
Progressive Corp.	14,654	1,901
		1,290,928

Industrials 11.24%
Northrop Grumman Corp.	340,603	185,836
Lockheed Martin Corp.	220,356	107,201
Raytheon Technologies Corp.	991,865	100,099
Caterpillar, Inc.	415,519	99,542
Norfolk Southern Corp.	312,913	77,108
CSX Corp.	2,421,254	75,011
L3Harris Technologies, Inc.	323,116	67,276
Honeywell International, Inc.	292,363	62,653
Boeing Company[1]	256,666	48,892
Waste Connections, Inc.	206,205	27,335
Equifax, Inc.	124,702	24,237
ABB, Ltd. (ADR)	753,846	22,962
United Parcel Service, Inc., Class B	123,077	21,396
Robert Half International, Inc.	278,467	20,559
Union Pacific Corp.	99,249	20,552
Rockwell Automation	59,498	15,325
Carrier Global Corp.	317,975	13,117
Huntington Ingalls Industries, Inc.	47,307	10,913
PACCAR, Inc.	108,835	10,771
Republic Services, Inc.	78,273	10,096
Johnson Controls International PLC	152,323	9,749
BAE Systems PLC (ADR)[2]	212,361	8,950
HEICO Corp.	56,216	8,637
Air Lease Corp., Class A	157,245	6,041
RELX PLC (ADR)	186,041	5,157
Waste Management, Inc.	11,150	1,749
		1,061,164

Consumer discretionary 8.11%
Home Depot, Inc.	574,803	181,557
YUM! Brands, Inc.	682,736	87,445
Target Corp.	566,187	84,385
General Motors Company	1,894,289	63,724
Darden Restaurants, Inc.	417,284	57,723
Lennar Corp., Class A	515,314	46,636
Wynn Resorts, Ltd.[1]	470,851	38,831
NIKE, Inc., Class B	321,417	37,609
TJX Companies, Inc.	469,822	37,398
Dollar General Corp.	115,057	28,333

American Funds Insurance Series	85

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
D.R. Horton, Inc.	283,590	$25,279
Starbucks Corp.	247,055	24,508
Chipotle Mexican Grill, Inc.[1]	9,251	12,836
VF Corp.	440,631	12,166
Aptiv PLC[1]	104,868	9,766
McDonald’s Corp.	21,948	5,784
Royal Caribbean Cruises, Ltd.[1]	110,264	5,450
Polaris, Inc.	52,835	5,336
Amazon.com, Inc.[1]	17,265	1,450
		766,216

Consumer staples 6.76%
Archer Daniels Midland Company	1,568,943	145,676
Philip Morris International, Inc.	1,242,650	125,769
Keurig Dr Pepper, Inc.	1,386,913	49,457
Kraft Heinz Company	1,133,294	46,136
Procter & Gamble Company	266,724	40,425
Reckitt Benckiser Group PLC (ADR)[2]	2,494,590	35,149
Nestlé SA (ADR)	289,515	33,393
General Mills, Inc.	345,460	28,967
Hormel Foods Corp.	592,388	26,983
Mondelez International, Inc.	372,276	24,812
Costco Wholesale Corp.	50,498	23,052
Church & Dwight Co., Inc.	148,770	11,992
Walgreens Boots Alliance, Inc.	316,943	11,841
Unilever PLC (ADR)	182,723	9,200
British American Tobacco PLC (ADR)	222,076	8,879
Kimberly-Clark Corp.	55,351	7,514
Danone (ADR)	694,054	7,298
Conagra Brands, Inc.	57,435	2,223
		638,766

Energy 5.90%
Pioneer Natural Resources Company	558,497	127,555
Chevron Corp.	509,098	91,378
ConocoPhillips	757,878	89,430
Baker Hughes Co., Class A	2,518,351	74,367
Exxon Mobil Corp.	576,453	63,583
EOG Resources, Inc.	297,609	38,546
Canadian Natural Resources, Ltd.	665,647	36,963
TC Energy Corp.	678,590	27,049
Enbridge, Inc.	208,235	8,142
		557,013

Communication services 3.97%
Comcast Corp., Class A	6,323,705	221,140
Alphabet, Inc., Class C1	732,176	64,966
Alphabet, Inc., Class A1	442,820	39,070
Meta Platforms, Inc., Class A1	262,927	31,641
Activision Blizzard, Inc.	138,758	10,622
Electronic Arts, Inc.	36,898	4,508
Deutsche Telekom AG (ADR)	142,813	2,853
		374,800

Utilities 2.63%
Constellation Energy Corp.	810,638	69,885
Sempra Energy	407,271	62,940
Entergy Corp.	349,992	39,374
CMS Energy Corp.	446,368	28,268
Public Service Enterprise Group, Inc.	235,300	14,417
NextEra Energy, Inc.	142,120	11,881

86	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Xcel Energy, Inc.	110,238	$7,729
Dominion Energy, Inc.	123,750	7,588
Evergy, Inc.	95,960	6,039
		248,121

Materials 2.24%
Linde PLC	198,540	64,760
Rio Tinto PLC (ADR)	501,584	35,713
Corteva, Inc.	497,904	29,267
Air Products and Chemicals, Inc.	64,476	19,875
LyondellBasell Industries NV	219,873	18,256
Nucor Corp.	125,314	16,518
Huntsman Corp.	442,172	12,151
Albemarle Corp.	55,023	11,932
H.B. Fuller Co.	49,263	3,528
		212,000

Real estate 1.28%
Extra Space Storage, Inc. REIT	363,771	53,540
American Tower Corp. REIT	109,250	23,146
Equinix, Inc. REIT	27,909	18,281
Digital Realty Trust, Inc. REIT	174,296	17,477
Regency Centers Corp. REIT	115,400	7,212
Welltower, Inc. REIT	15,517	1,017
		120,673

Total common stocks (cost: $7,295,957,000)		9,004,372

Convertible stocks 0.35%
Health care 0.20%
Becton, Dickinson and Company, Series B, convertible preferred shares, 6.00% 6/1/2023	197,800	9,906
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[2]	6,821	9,253
		19,159

Utilities 0.08%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	90,700	4,552
American Electric Power Company, Inc., convertible preferred units, 6.125% 8/15/2023	56,400	2,909
		7,461

Financials 0.07%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023	113,300	6,487

Total convertible stocks (cost: $33,103,000)		33,107

Short-term securities 4.19%
Money market investments 4.07%
Capital Group Central Cash Fund 4.31%[3,4]	3,847,079	384,669

American Funds Insurance Series	87

Washington Mutual Investors Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 4.31%[3,4,5]	63,391	$6,338
State Street Institutional U.S. Government Money Market Fund, Institutional Class 4.09%[3,5]	2,494,000	2,494
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[3,5]	1,460,582	1,461
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[3,5]	1,324,956	1,325
		11,618

Total short-term securities (cost: $396,237,000)		396,287
Total investment securities 99.89% (cost: $7,725,297,000)		9,433,766
Other assets less liabilities 0.11%		9,934

Net assets 100.00%		$9,443,700

Investments in affiliates4

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 4.14%
Money market investments 4.07%
Capital Group Central Cash Fund 4.31%[3]	$321,870	$1,392,905	$1,330,045	$(71)	$10	$384,669	$6,762
Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 4.31%[3,5]	9,273		2,9356			6,338	—	[7]
Total 4.14%				$(71)	$10	$391,007	$6,762

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $12,432,000, which represented .13% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2022.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

88	American Funds Insurance Series

Capital World Growth and Income Fund

Investment portfolio December 31, 2022

Common stocks 95.23%	Shares	Value (000)
Information technology 15.74%
Broadcom, Inc.	91,368	$51,087
Microsoft Corp.	200,685	48,128
Taiwan Semiconductor Manufacturing Company, Ltd.	2,403,800	35,035
ASML Holding NV	48,522	26,265
Apple, Inc.	111,767	14,522
EPAM Systems, Inc.[1]	37,912	12,425
Tokyo Electron, Ltd.	35,800	10,635
Capgemini SE	47,477	7,963
Micron Technology, Inc.	141,746	7,085
Accenture PLC, Class A	24,538	6,548
Mastercard, Inc., Class A	15,969	5,553
Logitech International SA	65,146	4,043
NVIDIA Corp.	25,359	3,706
Delta Electronics, Inc.	337,000	3,139
Keyence Corp.	7,600	2,975
Hexagon AB, Class B	260,158	2,735
Ceridian HCM Holding, Inc.[1]	38,252	2,454
Shopify, Inc., Class A, subordinate voting shares[1]	69,098	2,398
OBIC Co., Ltd.	16,200	2,395
Applied Materials, Inc.	23,343	2,273
Synopsys, Inc.[1]	6,800	2,171
MediaTek, Inc.	93,000	1,889
Worldline SA, non-registered shares[1]	44,297	1,729
TE Connectivity, Ltd.	13,147	1,509
Lasertec Corp.	8,872	1,474
Fujitsu, Ltd.	11,000	1,457
SK hynix, Inc.	22,772	1,371
ServiceNow, Inc.[1]	3,191	1,239
Oracle Corp.	15,041	1,229
Disco Corp.	3,900	1,121
GlobalWafers Co., Ltd.	71,000	986
Snowflake, Inc., Class A1	5,882	844
Zscaler, Inc.[1]	7,066	791
Infosys, Ltd.	41,700	755
Nomura Research Institute, Ltd.	28,600	680
SS&C Technologies Holdings, Inc.	10,174	530
PagSeguro Digital, Ltd., Class A1	22,705	198
Wolfspeed, Inc.[1]	1,813	125
Fidelity National Information Services, Inc.	1,708	116
		271,578

Health care 15.17%
UnitedHealth Group, Inc.	74,724	39,617
Abbott Laboratories	241,728	26,539
Eli Lilly and Company	58,184	21,286
Gilead Sciences, Inc.	178,860	15,355
AstraZeneca PLC	104,122	14,131
Pfizer, Inc.	261,843	13,417
Novo Nordisk A/S, Class B	84,097	11,387
Thermo Fisher Scientific, Inc.	20,658	11,376
Daiichi Sankyo Company, Ltd.	344,500	11,040
Centene Corp.[1]	118,976	9,757
Novartis AG	96,113	8,706
Siemens Healthineers AG	144,724	7,240
Stryker Corp.	28,725	7,023
AbbVie, Inc.	34,990	5,655
Amgen, Inc.	18,534	4,868
Takeda Pharmaceutical Company, Ltd.	146,400	4,573
CVS Health Corp.	47,511	4,428
Olympus Corp.	213,300	3,770
Medtronic PLC	42,451	3,299
Vertex Pharmaceuticals, Inc.[1]	10,220	2,951

American Funds Insurance Series	89

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
ResMed, Inc.	13,349	$2,778
Shionogi & Co., Ltd.	52,400	2,607
Insulet Corp.[1]	8,552	2,518
PerkinElmer, Inc.	17,633	2,472
Carl Zeiss Meditec AG, non-registered shares	19,475	2,458
Bayer AG	46,783	2,416
EssilorLuxottica	12,616	2,297
DexCom, Inc.[1]	19,845	2,247
Cigna Corp.	6,618	2,193
Intuitive Surgical, Inc.[1]	7,213	1,914
Zoetis, Inc., Class A	11,180	1,638
CSL, Ltd.	8,133	1,586
Alcon, Inc.	21,412	1,471
Rede D’Or Sao Luiz SA	255,608	1,432
BioNTech SE (ADR)	8,468	1,272
Guardant Health, Inc.[1]	32,188	876
Eurofins Scientific SE, non-registered shares	12,151	875
Penumbra, Inc.[1]	3,640	810
Catalent, Inc.[1]	13,075	588
Molina Healthcare, Inc.[1]	1,089	360
Agilon Health, Inc.[1]	19,961	322
HOYA Corp.	1,300	126
EUROAPI[1]	2,830	42
		261,716

Financials 12.95%
Zurich Insurance Group AG	40,892	19,541
AIA Group, Ltd.	1,331,999	14,675
Kotak Mahindra Bank, Ltd.	641,387	14,112
Toronto-Dominion Bank (CAD denominated)	196,293	12,710
JPMorgan Chase & Co.	73,488	9,855
HDFC Bank, Ltd.	379,442	7,470
HDFC Bank, Ltd. (ADR)	14,868	1,017
B3 SA-Brasil, Bolsa, Balcao	3,320,838	8,309
DNB Bank ASA	401,356	7,946
Ping An Insurance (Group) Company of China, Ltd., Class H	1,071,500	7,072
Ping An Insurance (Group) Company of China, Ltd., Class A	23,000	156
Nasdaq, Inc.	110,650	6,788
PNC Financial Services Group, Inc.	39,710	6,272
Wells Fargo & Company	142,901	5,900
Morgan Stanley	64,543	5,487
Chubb, Ltd.	23,142	5,105
ING Groep NV	395,598	4,827
American International Group, Inc.	75,453	4,772
Aon PLC, Class A	15,659	4,700
HDFC Life Insurance Company, Ltd.	681,398	4,651
CME Group, Inc., Class A	27,577	4,637
Discover Financial Services	44,649	4,368
DBS Group Holdings, Ltd.	167,200	4,233
Blackstone, Inc., nonvoting shares	54,273	4,027
Intercontinental Exchange, Inc.	35,038	3,595
KBC Groep NV	54,921	3,526
S&P Global, Inc.	8,773	2,938
Citigroup, Inc.	60,832	2,751
FinecoBank SpA	153,752	2,562
Israel Discount Bank Ltd., Class A	471,720	2,479
Fairfax Financial Holdings, Ltd., subordinate voting shares	4,135	2,449
AXA SA	80,016	2,230
BNP Paribas SA	35,889	2,042
ICICI Bank, Ltd.	188,346	2,019
Apollo Asset Management, Inc.	31,437	2,005
Banco Santander, SA	631,521	1,891

90	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
National Bank of Canada	26,966	$1,817
Arthur J. Gallagher & Co.	9,509	1,793
Fifth Third Bancorp	48,163	1,580
Goldman Sachs Group, Inc.	4,548	1,562
Power Corporation of Canada, subordinate voting shares[2]	63,342	1,490
Blue Owl Capital, Inc., Class A	136,448	1,446
Macquarie Group, Ltd.	12,033	1,366
XP, Inc., Class A1	86,047	1,320
Postal Savings Bank of China Co., Ltd., Class H	2,121,000	1,310
United Overseas Bank, Ltd.	54,800	1,257
Marsh & McLennan Companies, Inc.	7,341	1,215
Bajaj Finance, Ltd.	15,022	1,189
China Merchants Bank Co., Ltd., Class H	130,403	723
China Merchants Bank Co., Ltd., Class A	86,187	462
Axis Bank, Ltd.	100,962	1,135
Hong Kong Exchanges and Clearing, Ltd.	25,200	1,089
Tryg A/S	45,292	1,074
East Money Information Co., Ltd., Class A	379,800	1,061
Aegon NV	196,376	996
Lufax Holding, Ltd. (ADR)	180,760	351
Sberbank of Russia PJSC[1,3]	3,196,952	—	[4]
		223,353

Industrials 12.59%
Airbus SE, non-registered shares	165,602	19,690
General Electric Co.	226,107	18,945
BAE Systems PLC	1,376,080	14,222
Raytheon Technologies Corp.	121,846	12,297
Carrier Global Corp.	262,272	10,819
Recruit Holdings Co., Ltd.	317,150	10,087
Safran SA	80,040	10,002
Lockheed Martin Corp.	20,070	9,764
Deere & Company	21,851	9,369
Siemens AG	59,301	8,230
Caterpillar, Inc.	31,794	7,617
Boeing Company[1]	39,550	7,534
CSX Corp.	174,517	5,406
L3Harris Technologies, Inc.	25,925	5,398
Mitsui & Co., Ltd.	152,400	4,431
LIXIL Corp.	288,000	4,389
Melrose Industries PLC	2,436,274	3,961
RELX PLC	119,741	3,318
RELX PLC (ADR)	15,132	419
TransDigm Group, Inc.	5,844	3,680
Bureau Veritas SA	137,541	3,620
Johnson Controls International PLC	55,085	3,525
Daikin Industries, Ltd.	19,600	3,015
Brenntag SE	39,862	2,549
Compagnie de Saint-Gobain SA, non-registered shares	51,704	2,538
Canadian Pacific Railway, Ltd.	31,797	2,372
Legrand SA	28,600	2,303
Bunzl PLC	68,998	2,303
ASSA ABLOY AB, Class B	104,956	2,258
Northrop Grumman Corp.	3,877	2,115
Schneider Electric SE	13,179	1,853
Thales SA	14,244	1,821
Waste Connections, Inc.	13,211	1,751
BayCurrent Consulting, Inc.	54,200	1,695
Rockwell Automation	6,529	1,682
VINCI SA	15,814	1,579
Rentokil Initial PLC	256,104	1,574
Nidec Corp.	22,100	1,151

American Funds Insurance Series	91

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
SMC Corp.	2,700	$1,143
AB Volvo, Class B	62,128	1,125
MTU Aero Engines AG	5,108	1,106
Atlas Copco AB, Class B	89,617	957
Adecco Group AG	28,154	926
ManpowerGroup, Inc.	11,115	925
Larsen & Toubro, Ltd.	35,295	888
International Consolidated Airlines Group SA (CDI)[1,2]	287,033	427
Honeywell International, Inc.	1,401	300
Deutsche Post AG	3,901	147
		217,226

Consumer discretionary 9.00%
LVMH Moët Hennessy-Louis Vuitton SE	40,590	29,488
Home Depot, Inc.	63,297	19,993
General Motors Company	304,882	10,256
Amazon.com, Inc.[1]	98,471	8,272
Booking Holdings, Inc.[1]	3,555	7,164
Flutter Entertainment PLC[1]	45,621	6,251
Restaurant Brands International, Inc.	44,121	2,853
Restaurant Brands International, Inc. (CAD denominated)	43,454	2,811
Cie. Financière Richemont SA, Class A	40,890	5,291
Sony Group Corp.	66,800	5,094
Dollar Tree Stores, Inc.[1]	33,180	4,693
Marriott International, Inc., Class A	29,974	4,463
Lennar Corp., Class A	39,345	3,561
Target Corp.	22,747	3,390
Industria de Diseño Textil, SA	117,969	3,141
Sands China, Ltd.[1]	935,200	3,098
Shimano, Inc.	19,200	3,059
Chipotle Mexican Grill, Inc.[1]	2,122	2,944
Evolution AB	25,292	2,470
Rivian Automotive, Inc., Class A1	126,108	2,324
NIKE, Inc., Class B	19,311	2,260
Pan Pacific International Holdings Corp.	119,900	2,226
YUM! Brands, Inc.	16,678	2,136
Astra International Tbk PT	5,716,600	2,083
InterContinental Hotels Group PLC	34,581	1,991
Darden Restaurants, Inc.	14,208	1,965
Stellantis NV	128,257	1,818
JD.com, Inc., Class A	52,947	1,488
Tesla, Inc.[1]	12,036	1,483
Midea Group Co., Ltd., Class A	194,700	1,446
Li Ning Co., Ltd.	163,000	1,399
Kindred Group PLC (SDR)	127,475	1,331
Wynn Macau, Ltd.[1]	826,400	921
Royal Caribbean Cruises, Ltd.[1]	17,446	862
Aristocrat Leisure, Ltd.	39,792	822
Entain PLC	17,337	278
Hermès International	105	162
		155,287

Consumer staples 7.57%
Philip Morris International, Inc.	309,980	31,373
Nestlé SA	110,820	12,798
Keurig Dr Pepper, Inc.	316,125	11,273
British American Tobacco PLC	243,321	9,654
Kroger Co.	171,853	7,661
Kweichow Moutai Co., Ltd., Class A	28,600	7,077
Ocado Group PLC[1]	898,794	6,764
Imperial Brands PLC	257,311	6,429
Seven & i Holdings Co., Ltd.	137,500	5,882

92	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Bunge, Ltd.	52,225	$5,210
Ajinomoto Co., Inc.	131,100	3,997
Danone SA	68,733	3,621
Arca Continental, SAB de CV	432,054	3,509
Treasury Wine Estates, Ltd.	365,056	3,373
Varun Beverages, Ltd.	177,457	2,825
Altria Group, Inc.	56,773	2,595
ITC, Ltd.	565,239	2,266
Constellation Brands, Inc., Class A	9,208	2,134
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	307,600	1,368
Essity Aktiebolag, Class B	31,422	825
		130,634

Materials 7.02%
Vale SA, ordinary nominative shares	1,606,974	27,052
Vale SA (ADR), ordinary nominative shares	880,043	14,934
Fortescue Metals Group, Ltd.	1,251,957	17,454
Rio Tinto PLC	167,527	11,755
Freeport-McMoRan, Inc.	262,321	9,968
Linde PLC	21,113	6,887
Shin-Etsu Chemical Co., Ltd.	39,100	4,764
BHP Group, Ltd. (CDI)	116,082	3,579
Air Products and Chemicals, Inc.	8,996	2,773
Albemarle Corp.	11,198	2,428
CRH PLC	60,032	2,377
Air Liquide SA, bonus shares[1]	8,561	1,218
Air Liquide SA, non-registered shares	7,503	1,067
Barrick Gold Corp. (CAD denominated)	121,716	2,086
Dow, Inc.	40,669	2,049
Akzo Nobel NV	29,669	1,980
Glencore PLC	279,444	1,869
Amcor PLC (CDI)	147,168	1,764
Evonik Industries AG	82,596	1,586
First Quantum Minerals, Ltd.	70,833	1,480
HeidelbergCement AG	25,414	1,449
Lynas Rare Earths, Ltd.[1]	121,178	643
		121,162

Energy 6.30%
Canadian Natural Resources, Ltd. (CAD denominated)[2]	429,516	23,852
Baker Hughes Co., Class A	428,998	12,668
TotalEnergies SE	178,299	11,129
EOG Resources, Inc.	74,135	9,602
Tourmaline Oil Corp.	123,757	6,244
BP PLC	932,803	5,424
Reliance Industries, Ltd.	147,765	4,533
Cameco Corp. (CAD denominated)	147,245	3,337
Cameco Corp.	46,300	1,050
Shell PLC (GBP denominated)	149,201	4,240
Cenovus Energy, Inc. (CAD denominated)	206,756	4,011
Woodside Energy Group, Ltd.	119,566	2,893
Woodside Energy Group, Ltd. (CDI)	37,610	908
ConocoPhillips	29,431	3,473
Aker BP ASA	101,330	3,159
TC Energy Corp. (CAD denominated)	76,353	3,044
Suncor Energy, Inc.	84,173	2,670
Var Energi ASA	735,288	2,537
Exxon Mobil Corp.	18,586	2,050
Halliburton Company	44,744	1,761
Gazprom PJSC[3]	2,248,304	—	[4]
		108,585

American Funds Insurance Series	93

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services 4.97%
Alphabet, Inc., Class C1	185,056	$16,420
Alphabet, Inc., Class A1	90,146	7,954
Netflix, Inc.[1]	30,480	8,988
Comcast Corp., Class A	225,329	7,880
SoftBank Corp.	536,785	6,069
NetEase, Inc.	348,000	5,073
Publicis Groupe SA	78,301	4,972
Meta Platforms, Inc., Class A1	38,469	4,629
Sea, Ltd., Class A (ADR)[1]	85,765	4,462
Universal Music Group NV	148,872	3,594
Bharti Airtel, Ltd.	357,140	3,472
Bharti Airtel, Ltd., interim shares	13,994	73
Deutsche Telekom AG1	161,959	3,230
Singapore Telecommunications, Ltd.	1,510,800	2,901
Omnicom Group, Inc.	21,678	1,768
Nippon Telegraph and Telephone Corp.	53,400	1,524
Tencent Holdings, Ltd.	34,300	1,458
Take-Two Interactive Software, Inc.[1]	12,130	1,263
Yandex NV, Class A1,3	151,598	—	[4]
		85,730

Utilities 2.91%
DTE Energy Company	51,844	6,093
Iberdrola, SA, non-registered shares	502,226	5,875
PG&E Corp.[1]	322,958	5,251
NextEra Energy, Inc.	55,877	4,671
E.ON SE	439,329	4,385
China Resources Gas Group, Ltd.	1,106,532	4,121
Engie SA	236,678	3,390
Engie SA, bonus shares	41,586	596
Edison International	52,162	3,318
Enel SpA	583,497	3,138
Exelon Corp.	59,727	2,582
Power Grid Corporation of India, Ltd.	862,367	2,220
AES Corp.	47,865	1,377
Endesa, SA	67,522	1,274
Constellation Energy Corp.	12,539	1,081
Public Service Enterprise Group, Inc.	14,569	893
		50,265

Real estate 1.01%
Crown Castle, Inc. REIT	39,469	5,353
Longfor Group Holdings, Ltd.	866,238	2,655
American Tower Corp. REIT	12,107	2,565
China Resources Mixc Lifestyle Services, Ltd.	358,800	1,823
W. P. Carey, Inc. REIT	22,705	1,774
Americold Realty Trust, Inc. REIT	62,231	1,762
Sun Hung Kai Properties, Ltd.	70,500	965
Iron Mountain, Inc. REIT	11,618	579
		17,476

Total common stocks (cost: $1,368,680,000)		1,643,012

Preferred securities 0.16%
Consumer discretionary 0.12%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]	19,788	2,007

94	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Preferred securities (continued)		Shares		Value (000)
Health care 0.03%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]			59,790	$505

Financials 0.01%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]			58,870	138
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]			61,516	125
				263

Total preferred securities (cost: $3,231,000)				2,775

Convertible bonds & notes 0.05%		Principal amount (000)
Communication services 0.05%
Sea, Ltd., convertible notes, 2.375% 12/1/2025		USD	952	940

Total convertible bonds & notes (cost: $2,437,000)				940

Bonds, notes & other debt instruments 0.35%
Corporate bonds, notes & loans 0.29%
Health care 0.15%
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024			1,600	1,572
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026			1,100	964
				2,536

Consumer discretionary 0.07%
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[5]			647	695
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]			390	312
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]			151	152
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]			125	129
				1,288

Energy 0.04%
TransCanada PipeLines, Ltd. 5.10% 3/15/2049			800	729

Financials 0.03%
Lloyds Banking Group PLC 3.369% 12/14/2046[6]			709	462

Total corporate bonds, notes & loans				5,015

Bonds & notes of governments & government agencies outside the U.S. 0.06%
United Mexican States, Series M, 8.00% 12/7/2023		MXN	20,000	1,001

Total bonds, notes & other debt instruments (cost: $6,581,000)				6,016

Short-term securities 4.42%	Weighted average yield at acquisition
Commercial paper 4.04%
DBS Bank, Ltd. 1/5/2023[5]	3.640%	USD	37,100	37,073
DNB Bank ASA 3/2/2023[5]	4.273		33,000	32,755
				69,828

American Funds Insurance Series	95

Capital World Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.34%
Invesco Short-Term Investments Trust – Government & Agency Portfolio,Institutional Class 4.22%[7,8]	2,893,689	$2,894
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[7,8]	2,827,563	2,827
Capital Group Central Cash Fund 4.31%[7,8,9]	1,112	111
		5,832

Money market investments 0.04%
Capital Group Central Cash Fund 4.31%[7,9]	6,929	693

Total short-term securities (cost: $76,365,000)		76,353
Total investment securities 100.21% (cost: $1,457,294,000)		1,729,096
Other assets less liabilities (0.21)%		(3,698)

Net assets 100.00%		$1,725,398

Investments in affiliates9

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)		Net realized gain (000)		Net unrealized depreciation (000)		Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 0.05%
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 4.31%[7,8]	$293	$		$182	[10]	$		$		$111	$—	[11]
Money market investments 0.04%
Capital Group Central Cash Fund 4.31%[7]	12,989		493,820	506,123			8		(1)	693	1,469
Total 0.05%							$8		$(1)	$804	$1,469

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $6,155,000, which represented .36% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $71,116,000, which represented 4.12% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Rate represents the seven-day yield at 12/31/2022.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

96	American Funds Insurance Series

Growth-Income Fund

Investment portfolio December 31, 2022

Common stocks 91.48%	Shares	Value (000)
Information technology 20.19%
Microsoft Corp.	7,759,381	$1,860,855
Broadcom, Inc.	2,430,747	1,359,104
Mastercard, Inc., Class A	1,487,948	517,404
Apple, Inc.	2,169,231	281,848
Visa, Inc., Class A	1,346,541	279,757
ASML Holding NV	215,068	116,417
ASML Holding NV (New York registered) (ADR)	137,293	75,017
Taiwan Semiconductor Manufacturing Company, Ltd.	12,123,000	176,689
Automatic Data Processing, Inc.	718,796	171,692
Fidelity National Information Services, Inc.	2,472,310	167,746
Accenture PLC, Class A	625,335	166,864
Applied Materials, Inc.	1,686,100	164,192
Concentrix Corp.	904,367	120,426
Micron Technology, Inc.	2,363,454	118,125
ServiceNow, Inc.[1]	294,412	114,311
GoDaddy, Inc., Class A1	1,402,444	104,931
Global Payments, Inc.	973,628	96,701
FleetCor Technologies, Inc.[1]	420,507	77,239
Analog Devices, Inc.	398,402	65,350
QUALCOMM, Inc.	564,911	62,106
Fiserv, Inc.[1]	536,700	54,244
Texas Instruments, Inc.	309,811	51,187
Adobe, Inc.[1]	143,116	48,163
TELUS International (Cda), Inc., subordinate voting shares[1]	2,302,991	45,576
KLA Corp.	116,000	43,736
MKS Instruments, Inc.	481,000	40,755
Cognizant Technology Solutions Corp., Class A	682,850	39,052
NVIDIA Corp.	239,765	35,039
Snowflake, Inc., Class A1	225,042	32,303
Datadog, Inc., Class A1	365,800	26,886
Intel Corp.	1,000,000	26,430
Ceridian HCM Holding, Inc.[1]	350,352	22,475
Trimble, Inc.[1]	443,800	22,439
Lam Research Corp.	50,039	21,031
Dye & Durham, Ltd.[2]	1,322,100	16,023
Paychex, Inc.	127,131	14,691
VeriSign, Inc.[1]	61,000	12,532
Atlassian Corp., Class A1	52,744	6,787
Euronet Worldwide, Inc.[1]	27,800	2,624
		6,658,747

Industrials 14.17%
Raytheon Technologies Corp.	7,634,279	770,451
General Electric Co.	6,238,229	522,701
Northrop Grumman Corp.	633,267	345,517
TFI International, Inc.	2,669,105	267,551
Carrier Global Corp.	5,549,584	228,920
TransDigm Group, Inc.	340,571	214,441
Woodward, Inc.	2,204,500	212,977
General Dynamics Corp.	848,975	210,639
Airbus SE, non-registered shares	1,617,590	192,335
Waste Connections, Inc.	1,425,463	188,959
L3Harris Technologies, Inc.	840,290	174,957
Old Dominion Freight Line, Inc.	525,000	148,985
BWX Technologies, Inc.	2,159,505	125,424
Norfolk Southern Corp.	482,759	118,962
United Rentals, Inc.[1]	296,000	105,204
ITT, Inc.	1,244,379	100,919
Waste Management, Inc.	625,300	98,097
Equifax, Inc.	490,008	95,238
Air Lease Corp., Class A	2,097,300	80,578
Honeywell International, Inc.	364,682	78,151

American Funds Insurance Series	97

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Fortive Corp.	1,085,000	$69,711
United Airlines Holdings, Inc.[1]	1,810,598	68,260
Safran SA	539,713	67,444
Lockheed Martin Corp.	110,000	53,514
GFL Environmental, Inc., subordinate voting shares	1,600,000	46,768
CSX Corp.	1,171,873	36,305
Otis Worldwide Corp.	268,100	20,995
Fastenal Co.	379,747	17,970
Boeing Company[1]	62,500	11,906
		4,673,879

Health care 13.30%
UnitedHealth Group, Inc.	2,035,435	1,079,147
Abbott Laboratories	6,014,324	660,313
AbbVie, Inc.	3,742,689	604,856
Novo Nordisk A/S, Class B	2,431,449	329,218
Humana, Inc.	487,426	249,655
AstraZeneca PLC	1,209,323	164,124
AstraZeneca PLC (ADR)	721,200	48,897
Elevance Health, Inc.	366,614	188,062
Thermo Fisher Scientific, Inc.	265,602	146,264
Bristol-Myers Squibb Company	1,994,278	143,488
Eli Lilly and Company	360,974	132,059
Pfizer, Inc.	2,180,169	111,712
PerkinElmer, Inc.	769,600	107,913
Seagen, Inc.[1]	654,515	84,112
Horizon Therapeutics PLC[1]	421,815	48,002
Zoetis, Inc., Class A	305,121	44,715
Tandem Diabetes Care, Inc.[1]	910,186	40,913
Stryker Corp.	148,897	36,404
Medtronic PLC	413,597	32,145
Roche Holding AG, nonvoting non-registered shares	85,502	26,870
Penumbra, Inc.[1]	117,381	26,113
Edwards Lifesciences Corp.[1]	317,059	23,656
Zimmer Biomet Holdings, Inc.	171,174	21,825
Takeda Pharmaceutical Company, Ltd.	464,600	14,511
NovoCure, Ltd.[1]	193,600	14,200
Vir Biotechnology, Inc.[1]	258,400	6,540
		4,385,714

Financials 8.78%
JPMorgan Chase & Co.	3,394,830	455,247
Chubb, Ltd.	1,451,726	320,251
Marsh & McLennan Companies, Inc.	1,709,201	282,839
Arthur J. Gallagher & Co.	1,189,650	224,297
Nasdaq, Inc.	2,761,260	169,403
BlackRock, Inc.	202,957	143,821
Morgan Stanley	1,592,297	135,377
Aon PLC, Class A	442,013	132,666
B3 SA-Brasil, Bolsa, Balcao	39,829,500	99,654
Berkshire Hathaway, Inc., Class B1	285,000	88,037
State Street Corp.	1,077,260	83,563
Webster Financial Corp.	1,701,139	80,532
American International Group, Inc.	1,272,230	80,456
Signature Bank	669,947	77,191
S&P Global, Inc.	228,138	76,413
Moody’s Corp.	216,306	60,267
Power Corporation of Canada, subordinate voting shares[2]	2,293,100	53,940
Wells Fargo & Company	1,298,041	53,596
Blue Owl Capital, Inc., Class A	4,749,165	50,341
MSCI, Inc.	98,300	45,726
TPG, Inc., Class A	1,347,552	37,502

98	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
LPL Financial Holdings, Inc.	169,900	$36,727
Western Alliance Bancorporation	486,936	29,002
Citizens Financial Group, Inc.	728,750	28,691
Bank of America Corp.	791,332	26,209
PNC Financial Services Group, Inc.	152,679	24,114
CME Group, Inc., Class A	5,500	925
		2,896,787

Consumer discretionary 7.82%
Amazon.com, Inc.[1]	5,804,151	487,549
General Motors Company	8,736,000	293,879
Dollar Tree Stores, Inc.[1]	1,279,006	180,903
Home Depot, Inc.	551,165	174,091
Hilton Worldwide Holdings, Inc.	1,177,320	148,766
Royal Caribbean Cruises, Ltd.[1]	2,958,586	146,243
Wyndham Hotels & Resorts, Inc.	1,842,940	131,420
D.R. Horton, Inc.	1,325,599	118,164
Chipotle Mexican Grill, Inc.[1]	70,670	98,054
Burlington Stores, Inc.[1]	399,428	80,988
InterContinental Hotels Group PLC	1,396,700	80,392
Starbucks Corp.	767,500	76,136
NIKE, Inc., Class B	629,740	73,686
Dollar General Corp.	291,102	71,684
Lear Corp.	569,068	70,576
Kering SA	101,695	52,046
Aptiv PLC[1]	447,289	41,656
Darden Restaurants, Inc.	296,000	40,946
CarMax, Inc.[1]	650,000	39,578
Churchill Downs, Inc.	185,426	39,205
Airbnb, Inc., Class A1	350,000	29,925
Norwegian Cruise Line Holdings, Ltd.[1]	2,177,187	26,649
YUM! Brands, Inc.	196,630	25,184
NVR, Inc.[1]	5,298	24,437
Rivian Automotive, Inc., Class A1	1,071,576	19,749
McDonald’s Corp.	25,000	6,588
		2,578,494

Communication services 7.52%
Alphabet, Inc., Class C1	5,068,984	449,771
Alphabet, Inc., Class A1	4,841,135	427,133
Netflix, Inc.[1]	1,812,523	534,477
Comcast Corp., Class A	11,970,266	418,600
Meta Platforms, Inc., Class A1	3,113,843	374,720
Charter Communications, Inc., Class A1	378,097	128,213
Electronic Arts, Inc.	843,700	103,083
T-Mobile US, Inc.[1]	181,772	25,448
Take-Two Interactive Software, Inc.[1]	178,984	18,638
		2,480,083

Consumer staples 5.80%
Philip Morris International, Inc.	6,790,089	687,225
British American Tobacco PLC	9,433,859	374,286
Keurig Dr Pepper, Inc.	6,469,367	230,698
General Mills, Inc.	1,378,800	115,612
Mondelez International, Inc.	1,506,161	100,386
Molson Coors Beverage Company, Class B, restricted voting shares	1,620,313	83,478
Anheuser-Busch InBev SA/NV	1,339,531	80,530
Archer Daniels Midland Company	670,100	62,219
Constellation Brands, Inc., Class A	237,807	55,112
Bunge, Ltd.	538,852	53,761

American Funds Insurance Series	99

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Procter & Gamble Company	180,677	$27,383
Kraft Heinz Company	567,200	23,091
Monster Beverage Corp.[1]	178,560	18,129
		1,911,910

Energy 4.78%
Chevron Corp.	2,053,300	368,547
ConocoPhillips	2,749,013	324,383
Canadian Natural Resources, Ltd. (CAD denominated)	4,947,114	274,722
Baker Hughes Co., Class A	7,353,936	217,162
EOG Resources, Inc.	620,310	80,343
TC Energy Corp. (CAD denominated)[2]	1,849,358	73,728
Exxon Mobil Corp.	660,220	72,822
Equitrans Midstream Corp.	10,215,807	68,446
Suncor Energy, Inc.	1,451,133	46,031
Cheniere Energy, Inc.	238,735	35,801
Diamondback Energy, Inc.	117,500	16,072
		1,578,057

Utilities 4.04%
PG&E Corp.[1]	25,776,996	419,134
Edison International	2,689,330	171,095
Entergy Corp.	1,304,500	146,756
Constellation Energy Corp.	1,414,838	121,973
Sempra Energy	690,000	106,633
CenterPoint Energy, Inc.	2,840,104	85,175
AES Corp.	2,803,707	80,635
Enel SpA	12,931,498	69,549
NextEra Energy, Inc.	585,000	48,906
DTE Energy Company	401,000	47,129
CMS Energy Corp.	551,001	34,895
		1,331,880

Materials 3.24%
Linde PLC	1,122,332	366,082
Vale SA (ADR), ordinary nominative shares	5,459,475	92,647
Vale SA, ordinary nominative shares	3,404,848	57,318
LyondellBasell Industries NV	1,735,980	144,138
Albemarle Corp.	540,457	117,204
Freeport-McMoRan, Inc.	2,382,960	90,553
Corteva, Inc.	1,405,942	82,641
ATI, Inc.[1]	1,769,447	52,836
Barrick Gold Corp.	2,373,000	40,768
Sherwin-Williams Company	101,038	23,979
		1,068,166

Real estate 1.84%
VICI Properties, Inc. REIT	9,124,903	295,647
Equinix, Inc. REIT	298,158	195,302
Crown Castle, Inc. REIT	864,782	117,299
		608,248

Total common stocks (cost: $19,921,309,000)		30,171,965

Convertible stocks 0.83%
Health care 0.51%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[2]	123,957	168,154

100	American Funds Insurance Series

Growth-Income Fund (continued)

Convertible stocks (continued)	Shares		Value (000)
Consumer discretionary 0.14%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023		420,075	$45,082

Utilities 0.09%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		617,200	30,977

Financials 0.09%
KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 9/15/2023		527,700	30,211

Total convertible stocks (cost: $288,316,000)			274,424

Bonds, notes & other debt instruments 0.02%	Principal amount (000)
Corporate bonds, notes & loans 0.02%
Industrials 0.02%
Boeing Company 4.875% 5/1/2025	USD	4,706	4,674

Consumer discretionary 0.00%
General Motors Financial Co. 4.30% 7/13/2025		160	155
General Motors Financial Co. 5.25% 3/1/2026		827	815
			970
Energy 0.00%
Weatherford International, Ltd. 11.00% 12/1/2024[3]		265	272
Total corporate bonds, notes & loans			5,916

Total bonds, notes & other debt instruments (cost: $5,868,000)			5,916

Short-term securities 8.45%		Shares
Money market investments 7.77%
Capital Group Central Cash Fund 4.31%[4,5]		25,654,468	2,565,190

Money market investments purchased with collateral from securities on loan 0.68%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[4,6]		92,462,113	92,462
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[4,6]		91,131,298	91,131
Capital Group Central Cash Fund 4.31%[4,5,6]		402,344	40,231
			223,824

Total short-term securities (cost: $2,788,688,000)			2,789,014
Total investment securities 100.78% (cost: $23,004,181,000)			33,241,319
Other assets less liabilities (0.78)%			(258,352)

Net assets 100.00%			$32,982,967

American Funds Insurance Series	101

Growth-Income Fund (continued)

Investments in affiliates5

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Short-term securities 7.89%
Money market investments 7.77%
Capital Group Central Cash Fund 4.31%[4]	$1,220,761	$5,840,874		$4,496,259	$(316)	$130	$2,565,190	$40,278

Money market investments purchased with collateral from securities on loan 0.12%
Capital Group Central Cash Fund 4.31%[4,6]	39,148	1,083	[7]				40,231	—	[8]
Total 7.89%					$(316)	$130	$2,605,421	$40,278

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $240,456,000, which represented .73% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $272,000, which represented less than .01% of the net assets of the fund.
[4]	Rate represents the seven-day yield at 12/31/2022.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

102	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2022

Common stocks 96.75%	Shares	Value (000)
Financials 16.53%
AIA Group, Ltd.	408,000	$4,495
Ping An Insurance (Group) Company of China, Ltd., Class H	643,000	4,244
AXA SA	114,432	3,189
Zurich Insurance Group AG	5,399	2,580
HDFC Bank, Ltd.	118,266	2,328
Tokio Marine Holdings, Inc.	105,200	2,252
UniCredit SpA	132,526	1,885
Toronto-Dominion Bank (CAD denominated)	28,953	1,875
Société Générale	70,627	1,772
DNB Bank ASA	78,454	1,553
Euronext NV	20,312	1,506
Banco Bilbao Vizcaya Argentaria, SA	216,058	1,305
Aon PLC, Class A	4,301	1,291
Hana Financial Group, Inc.	37,354	1,250
London Stock Exchange Group PLC	12,717	1,097
Hang Seng Bank, Ltd.	66,200	1,096
B3 SA-Brasil, Bolsa, Balcao	407,901	1,021
UBS Group AG	54,178	1,010
Industrial and Commercial Bank of China, Ltd., Class H	1,959,040	1,009
Banco Santander, SA	307,795	922
Resona Holdings, Inc.	167,200	918
XP, Inc., Class A1	53,223	816
Prudential PLC	55,866	756
Erste Group Bank AG	22,556	719
DBS Group Holdings, Ltd.	26,695	676
Bank Leumi Le-Israel BM	77,681	648
Discovery, Ltd.[1]	88,847	645
Tryg A/S	25,561	606
ABN AMRO Bank NV	42,512	587
HDFC Life Insurance Company, Ltd.	82,955	566
China Merchants Bank Co., Ltd., Class H	98,500	546
Kotak Mahindra Bank, Ltd.	23,335	513
Israel Discount Bank Ltd., Class A	87,914	462
Banca Generali SpA	13,051	449
ICICI Bank, Ltd. (ADR)	18,198	398
Islandsbanki hf.	466,167	394
Skandinaviska Enskilda Banken AB, Class A	32,490	374
Brookfield Corp., Class A (CAD denominated)	10,905	343
Grupo Financiero Banorte, SAB de CV, Series O	41,185	296
ICICI Securities, Ltd.	45,682	275
Postal Savings Bank of China Co., Ltd., Class H	437,000	270
ING Groep NV	21,878	267
EQT AB	11,659	248
United Overseas Bank, Ltd.	5,400	124
AU Small Finance Bank, Ltd.	12,289	97
Brookfield Asset Management, Ltd., Class A (CAD denominated)[1]	2,726	78
Moscow Exchange MICEX-RTS PJSC[1,2]	346,177	—	[3]
Sberbank of Russia PJSC[1,2]	476,388	—	[3]
		49,751

Industrials 11.96%
Airbus SE, non-registered shares	51,245	6,093
BAE Systems PLC	413,069	4,269
Alliance Global Group, Inc.	7,895,900	1,689
ABB, Ltd.	50,534	1,539
Rheinmetall AG	7,314	1,457
SMC Corp.	3,100	1,312
Daikin Industries, Ltd.	8,400	1,292
RELX PLC	46,516	1,289
Brenntag SE	19,924	1,274
Bunzl PLC	34,974	1,167
CCR SA, ordinary nominative shares	565,458	1,159

American Funds Insurance Series	103

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Ryanair Holdings PLC (ADR)[1]	13,626	$1,019
Safran SA	7,664	958
InPost SA1	109,547	926
Cathay Pacific Airways, Ltd.[1,4]	787,000	856
LIXIL Corp.	50,900	776
Mitsui & Co., Ltd.	25,200	733
Waste Connections, Inc. (CAD denominated)	5,192	688
Experian PLC	17,789	606
TFI International, Inc. (CAD denominated)	5,936	594
Techtronic Industries Co., Ltd.	50,500	562
Caterpillar, Inc.	2,260	541
BELIMO Holding AG	1,112	531
Epiroc AB, Class A	19,779	362
Epiroc AB, Class B	10,197	164
Canadian Pacific Railway, Ltd. (CAD denominated)	6,837	510
Interpump Group SpA	9,158	415
Deutsche Post AG	9,640	363
Siemens AG	2,589	359
Nidec Corp.	6,900	359
DSV A/S	2,161	343
Japan Airlines Co., Ltd.[1]	16,500	338
Adecco Group AG	10,191	335
Kone OYJ, Class B	5,245	272
ASSA ABLOY AB, Class B	11,710	252
Wizz Air Holdings PLC[1]	9,714	222
SITC International Holdings Co., Ltd.	79,659	176
Hitachi, Ltd.	2,400	121
Polycab India, Ltd.	2,077	64
Husqvarna AB, Class B	1,503	11
		35,996

Consumer discretionary 11.78%
Evolution AB	44,081	4,305
LVMH Moët Hennessy-Louis Vuitton SE	5,830	4,235
MGM China Holdings, Ltd.[1]	2,330,000	2,568
Renault SA1	75,272	2,508
Sands China, Ltd.[1]	568,372	1,883
Restaurant Brands International, Inc. (CAD denominated)	26,120	1,689
InterContinental Hotels Group PLC	25,528	1,469
Wynn Macau, Ltd.[1]	1,317,200	1,468
Prosus NV, Class N	19,085	1,310
Midea Group Co., Ltd., Class A	170,800	1,269
Galaxy Entertainment Group, Ltd.	184,000	1,218
Sodexo SA	11,689	1,118
adidas AG	8,004	1,093
Li Ning Co., Ltd.	122,500	1,051
B&M European Value Retail SA	203,086	1,012
Nitori Holdings Co., Ltd.	6,200	804
Industria de Diseño Textil, SA	29,903	796
Paltac Corp.	21,900	767
Valeo SA, non-registered shares	40,170	716
Stellantis NV	43,832	621
OPAP SA	41,296	585
Entain PLC	33,218	533
Coupang, Inc., Class A1	32,030	471
D’Ieteren Group	2,035	392
Americanas SA, ordinary nominative shares	149,913	274
Games Workshop Group PLC	2,532	262
IDP Education, Ltd.	13,164	243
JD.com, Inc., Class A	7,174	202
Pan Pacific International Holdings Corp.	9,000	167
Kering SA	287	147

104	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Balkrishna Industries, Ltd.	4,894	$126
Dixon Technologies (India), Ltd.	1,902	90
MercadoLibre, Inc.[1]	88	75
		35,467

Consumer staples 11.46%
British American Tobacco PLC	196,339	7,790
Philip Morris International, Inc.	65,119	6,591
Nestlé SA	26,069	3,011
Anheuser-Busch InBev SA/NV	40,759	2,450
Carlsberg A/S, Class B	18,056	2,390
Kweichow Moutai Co., Ltd., Class A	9,490	2,348
Pernod Ricard SA	6,241	1,227
Japan Tobacco, Inc.	58,100	1,175
Asahi Group Holdings, Ltd.	33,300	1,037
Foshan Haitian Flavouring and Food Co., Ltd., Class A	77,954	892
Arca Continental, SAB de CV	108,287	879
Carrefour SA, non-registered shares	47,224	790
KT&G Corp.	9,986	722
Varun Beverages, Ltd.	43,375	691
Ocado Group PLC[1]	80,608	607
Imperial Brands PLC	20,722	518
L’Oréal SA, non-registered shares	1,190	427
Reckitt Benckiser Group PLC	5,140	357
Haleon PLC[1]	60,392	241
Danone SA	4,351	229
Avenue Supermarts, Ltd.[1]	2,324	114
		34,486

Information technology 10.82%
Taiwan Semiconductor Manufacturing Company, Ltd.	517,000	7,535
ASML Holding NV	10,887	5,893
Edenred SA	50,178	2,730
Tokyo Electron, Ltd.	8,300	2,466
Samsung Electronics Co., Ltd.	41,896	1,848
MediaTek, Inc.	87,000	1,767
Broadcom, Inc.	2,678	1,497
SAP SE	13,056	1,347
Keyence Corp.	2,700	1,057
Kingdee International Software Group Co., Ltd.[1]	444,000	945
Logitech International SA	14,465	898
Nokia Corp.	184,789	859
TDK Corp.	25,500	828
Capgemini SE	4,791	804
ASM International NV	2,074	525
Vanguard International Semiconductor Corp.	186,000	468
Halma PLC	12,131	290
Amadeus IT Group SA, Class A, non-registered shares[1]	4,613	238
Nice, Ltd. (ADR)[1]	888	171
Fujitsu, Ltd.	1,000	132
eMemory Technology, Inc.	3,000	130
Nomura Research Institute, Ltd.	5,300	126
		32,554

Health care 10.34%
AstraZeneca PLC	77,983	10,584
Novo Nordisk A/S, Class B	49,782	6,740
Sanofi	28,623	2,770
EssilorLuxottica	10,095	1,838
Siemens Healthineers AG	34,852	1,744
Bayer AG	32,378	1,672
GSK PLC	49,438	860

American Funds Insurance Series	105

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Genus PLC	21,154	$762
Grifols, SA, Class B (ADR)[1]	88,384	751
EUROAPI[1]	39,510	586
Shionogi & Co., Ltd.	9,600	478
Lonza Group AG	927	456
Roche Holding AG, nonvoting non-registered shares	1,328	417
Novartis AG	4,476	405
BeiGene, Ltd. (ADR)[1]	1,387	305
Hypera SA, ordinary nominative shares	30,419	260
Innovent Biologics, Inc.[1]	48,500	208
CanSino Biologics, Inc., Class H4	22,800	195
HOYA Corp.	1,000	97
		31,128

Energy 7.77%
TotalEnergies SE	89,101	5,561
BP PLC	643,014	3,739
TechnipFMC PLC[1]	186,903	2,279
Equinor ASA	57,576	2,065
TC Energy Corp. (CAD denominated)	42,686	1,702
Schlumberger, Ltd.	30,187	1,614
Canadian Natural Resources, Ltd. (CAD denominated)[4]	25,703	1,427
Aker BP ASA	43,949	1,370
Cameco Corp. (CAD denominated)	52,625	1,193
Reliance Industries, Ltd.	18,972	582
Gaztransport & Technigaz SA	4,690	501
Tourmaline Oil Corp.	9,772	493
Woodside Energy Group, Ltd.	18,414	446
INPEX Corp.	31,500	336
Var Energi ASA	20,924	72
Sovcomflot PAO[1,2]	356,717	—	[3]
Gazprom PJSC[2]	671,150	—	[3]
LUKOIL Oil Co. PJSC[2]	9,706	—	[3]
		23,380

Materials 5.76%
Vale SA, ordinary nominative shares	198,640	3,344
Vale SA (ADR), ordinary nominative shares	80,910	1,373
Linde PLC	7,570	2,469
Glencore PLC	306,363	2,049
Barrick Gold Corp.	94,562	1,625
Barrick Gold Corp. (CAD denominated)	13,543	232
UPM-Kymmene OYJ	23,659	887
Rio Tinto PLC	10,464	734
Asahi Kasei Corp.	99,900	710
Air Liquide SA, non-registered shares	4,908	698
Fresnillo PLC	58,201	632
Koninklijke DSM NV	5,120	628
Sociedad Química y Minera de Chile SA, Class B (ADR)	7,688	614
Fortescue Metals Group, Ltd.	42,173	588
Sika AG	1,500	362
Shin-Etsu Chemical Co., Ltd.	1,900	231
Givaudan SA	52	158
Alrosa PJSC[1,2]	53,607	—	[3]
		17,334

Communication services 5.66%
Koninklijke KPN NV	752,688	2,329
Nippon Telegraph and Telephone Corp.	81,600	2,329
Tencent Holdings, Ltd.	50,600	2,151
Telefónica, SA, non-registered shares	402,982	1,459
Publicis Groupe SA	22,225	1,411

106	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Sea, Ltd., Class A (ADR)[1]	21,542	$1,121
BT Group PLC	635,302	863
SoftBank Corp.	76,200	862
Vodafone Group PLC	839,939	851
América Móvil, SAB de CV, Series L (ADR)	41,487	755
Singapore Telecommunications, Ltd.	319,600	614
Deutsche Telekom AG1	29,435	587
Indus Towers, Ltd.	246,737	567
Viaplay Group AB, Class B1	20,606	393
MTN Group, Ltd.	44,802	336
Universal Music Group NV	9,460	228
NetEase, Inc.	10,800	157
Sitios Latinoamerica, SAB de CV, Class B1[1]	40,380	19
Yandex NV, Class A1,2	5,000	—	[3]
		17,032

Utilities 3.07%
Engie SA	190,787	2,733
Enel SpA	397,417	2,137
ENN Energy Holdings, Ltd.	118,100	1,648
Brookfield Infrastructure Partners, LP	36,875	1,142
National Grid PLC	43,151	518
Iberdrola, SA, non-registered shares	37,788	442
China Resources Gas Group, Ltd.	106,200	396
Veolia Environnement	9,023	232
		9,248

Real estate 1.60%
CK Asset Holdings, Ltd.	327,000	2,014
Longfor Group Holdings, Ltd.	351,500	1,077
Link REIT	108,007	793
Unibail-Rodamco-Westfield REIT, non-registered shares[1]	10,561	551
Embassy Office Parks REIT	94,895	385
		4,820

Total common stocks (cost: $287,727,000)		291,196

Preferred securities 0.63%
Materials 0.40%
Gerdau SA, preferred nominative shares	216,930	1,207

Consumer discretionary 0.14%
Volkswagen AG, nonvoting preferred shares	3,468	432

Information technology 0.09%
Samsung Electronics Co., Ltd., nonvoting preferred shares	6,483	261

Total preferred securities (cost: $2,271,000)		1,900

Short-term securities 2.11%
Money market investments 1.82%
Capital Group Central Cash Fund 4.31%[5,6]	54,926	5,492

American Funds Insurance Series	107

International Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.29%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[5,7]	851,683	$852
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[5,7]	14,166	14
		866

Total short-term securities (cost: $6,355,000)		6,358
Total investment securities 99.49% (cost: $296,353,000)		299,454
Other assets less liabilities 0.51%		1,543

Net assets 100.00%		$300,997

Forward currency contracts

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
USD	612	GBP	502	UBS AG	1/12/2023	$5

Investments in affiliates6

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 1.82%
Money market investments 1.82%
Capital Group Central Cash Fund 4.31%[5]	$21,699	$75,477	$91,678	$(4)	$(2)	$5,492	$302

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	All or a portion of this security was on loan. The total value of all such securities was $1,435,000, which represented .48% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Rate represents the seven-day yield at 12/31/2022.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

108	American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2022

Common stocks 74.46%	Shares	Value (000)
Financials 13.77%
Zurich Insurance Group AG	39,942	$19,087
Toronto-Dominion Bank (CAD denominated)	162,719	10,536
JPMorgan Chase & Co.	68,717	9,215
PNC Financial Services Group, Inc.	49,137	7,761
Münchener Rückversicherungs-Gesellschaft AG	23,791	7,736
CME Group, Inc., Class A	45,573	7,664
DBS Group Holdings, Ltd.	300,006	7,595
Morgan Stanley	88,772	7,547
DNB Bank ASA	301,733	5,974
Power Corporation of Canada, subordinate voting shares	201,698	4,745
BlackRock, Inc.	6,520	4,620
B3 SA-Brasil, Bolsa, Balcao	1,360,408	3,404
Tryg A/S	138,292	3,280
Ping An Insurance (Group) Company of China, Ltd., Class H	447,500	2,954
Ping An Insurance (Group) Company of China, Ltd., Class A	34,457	233
Webster Financial Corp.	61,978	2,934
AIA Group, Ltd.	253,600	2,794
American International Group, Inc.	43,993	2,782
Principal Financial Group, Inc.	31,762	2,665
Blackstone, Inc., nonvoting shares	33,399	2,478
KBC Groep NV	33,615	2,158
United Overseas Bank, Ltd.	89,200	2,046
State Street Corp.	26,015	2,018
Kaspi.kz JSC[1]	21,756	1,555
Kaspi.kz JSC (GDR)	5,969	426
East West Bancorp, Inc.	29,501	1,944
ING Groep NV	157,320	1,919
Wells Fargo & Company	45,898	1,895
China Pacific Insurance (Group) Co., Ltd., Class H	794,150	1,754
National Bank of Canada	24,069	1,622
Travelers Companies, Inc.	8,641	1,620
Swedbank AB, Class A	88,691	1,507
Citizens Financial Group, Inc.	36,461	1,436
KeyCorp	75,308	1,312
China Merchants Bank Co., Ltd., Class A	131,100	703
China Merchants Bank Co., Ltd., Class H	94,500	524
IIFL Wealth Management, Ltd.	55,104	1,183
Franklin Resources, Inc.	42,738	1,127
OneMain Holdings, Inc.	33,517	1,116
EFG International AG	113,913	1,086
BNP Paribas SA	17,927	1,020
Great-West Lifeco, Inc.	43,284	1,001
Truist Financial Corp.	23,131	995
Corebridge Financial, Inc.	44,617	895
Hang Seng Bank, Ltd.	52,200	864
Euronext NV	11,304	838
Hong Kong Exchanges and Clearing, Ltd.	18,300	791
Bank Central Asia Tbk PT	1,423,700	781
TPG, Inc., Class A	26,918	749
Citigroup, Inc.	16,200	733
Patria Investments, Ltd., Class A	47,813	666
Banco Santander, SA	201,758	604
Vontobel Holding AG	7,885	524
Macquarie Group, Ltd.	4,045	459
Hana Financial Group, Inc.	10,680	357
Cullen/Frost Bankers, Inc.	1,968	263
UniCredit SpA	12,643	180
SouthState Corp.	2,204	168
Moscow Exchange MICEX-RTS PJSC[2,3]	875,002	—	[4]
Sberbank of Russia PJSC[2,3]	204,176	—	[4]
		156,843

American Funds Insurance Series	109

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples 10.07%
Philip Morris International, Inc.	259,908	$26,305
British American Tobacco PLC	471,482	18,706
General Mills, Inc.	102,770	8,617
Altria Group, Inc.	188,250	8,605
PepsiCo, Inc.	47,154	8,519
Nestlé SA	70,531	8,145
Kimberly-Clark Corp.	39,311	5,337
Imperial Brands PLC	207,379	5,181
ITC, Ltd.	1,060,348	4,250
Unilever PLC (GBP denominated)	57,668	2,909
Carlsberg A/S, Class B	19,656	2,602
Keurig Dr Pepper, Inc.	72,760	2,595
Danone SA	48,454	2,553
Anheuser-Busch InBev SA/NV	37,592	2,260
Kraft Heinz Company	32,392	1,319
Seven & i Holdings Co., Ltd.	29,600	1,266
Procter & Gamble Company	7,687	1,165
Mondelez International, Inc.	14,725	981
Vector Group, Ltd.	69,487	824
Essity Aktiebolag, Class B	23,218	610
Viscofan, SA, non-registered shares	9,124	589
Reckitt Benckiser Group PLC	7,982	555
Scandinavian Tobacco Group A/S	21,667	380
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	136,106	231
Coca-Cola HBC AG (CDI)	7,021	168
		114,672

Health care 9.47%
AbbVie, Inc.	173,251	27,999
Amgen, Inc.	53,879	14,151
Gilead Sciences, Inc.	153,232	13,155
AstraZeneca PLC	60,447	8,204
Abbott Laboratories	66,565	7,308
Medtronic PLC	82,068	6,378
Novartis AG	65,737	5,955
Bristol-Myers Squibb Company	74,164	5,336
Pfizer, Inc.	89,394	4,581
UnitedHealth Group, Inc.	6,954	3,687
Roche Holding AG, nonvoting non-registered shares	10,419	3,274
Takeda Pharmaceutical Company, Ltd.	87,100	2,720
Royalty Pharma PLC, Class A	42,309	1,672
Merck & Co., Inc.	7,825	868
EBOS Group, Ltd.	30,676	850
CVS Health Corp.	7,431	692
Bayer AG	12,641	653
GSK PLC	17,925	312
Koninklijke Philips NV (EUR denominated)	4,898	74
Organon & Co.	662	18
		107,887

Industrials 7.34%
Raytheon Technologies Corp.	239,595	24,180
Lockheed Martin Corp.	11,445	5,568
BAE Systems PLC	526,461	5,441
Honeywell International, Inc.	24,790	5,312
Siemens AG	36,680	5,091
RELX PLC	131,761	3,650
RELX PLC (ADR)	8,177	227
Kone OYJ, Class B	71,780	3,718
L3Harris Technologies, Inc.	16,708	3,479
Deutsche Post AG	64,678	2,435
VINCI SA	24,215	2,418

110	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Singapore Technologies Engineering, Ltd.	898,600	$2,249
Trinity Industries, Inc.	72,684	2,149
BOC Aviation, Ltd.	194,500	1,617
Illinois Tool Works, Inc.	7,243	1,596
ITOCHU Corp.	44,400	1,388
SGS SA	589	1,364
Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	45,292	1,144
Trelleborg AB, Class B	47,577	1,101
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	74,506	1,067
AB Volvo, Class B	58,146	1,053
Norfolk Southern Corp.	3,965	977
LIXIL Corp.	54,600	832
Ventia Services Group Pty, Ltd.	490,862	796
United Parcel Service, Inc., Class B	4,455	774
Union Pacific Corp.	3,606	747
Marubeni Corp.	56,900	650
General Dynamics Corp.	2,526	627
Waste Management, Inc.	3,955	620
Carrier Global Corp.	13,015	537
Airbus SE, non-registered shares	3,671	436
Sulzer AG	4,695	367
		83,610

Information technology 6.92%
Broadcom, Inc.	65,566	36,661
Microsoft Corp.	63,062	15,124
Taiwan Semiconductor Manufacturing Company, Ltd.	583,800	8,509
Paychex, Inc.	17,290	1,998
Texas Instruments, Inc.	11,533	1,905
KLA Corp.	4,878	1,839
Vanguard International Semiconductor Corp.	618,700	1,558
Automatic Data Processing, Inc.	6,477	1,547
QUALCOMM, Inc.	11,372	1,250
Western Union Company	83,565	1,151
Tokyo Electron, Ltd.	3,500	1,040
SAP SE	10,071	1,039
Analog Devices, Inc.	5,930	973
NetApp, Inc.	14,882	894
GlobalWafers Co., Ltd.	46,938	652
Fidelity National Information Services, Inc.	9,497	644
Intel Corp.	18,944	501
MediaTek, Inc.	24,000	487
Tripod Technology Corp.	152,000	465
SINBON Electronics Co., Ltd.	42,446	380
BE Semiconductor Industries NV	3,388	206
		78,823

Utilities 6.24%
Dominion Energy, Inc.	102,936	6,312
Iberdrola, SA, non-registered shares	496,459	5,807
DTE Energy Company	49,064	5,766
National Grid PLC	476,775	5,727
Engie SA	335,814	4,810
Engie SA, bonus shares	36,900	529
Power Grid Corporation of India, Ltd.	2,007,912	5,169
E.ON SE	486,449	4,855
The Southern Co.	62,100	4,434
Edison International	60,608	3,856
Duke Energy Corp.	32,752	3,373
AES Corp.	108,568	3,122
Entergy Corp.	26,522	2,984
Exelon Corp.	49,566	2,143

American Funds Insurance Series	111

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Public Service Enterprise Group, Inc.	28,665	$1,756
SSE PLC	77,332	1,595
CenterPoint Energy, Inc.	51,179	1,535
Sempra Energy	9,762	1,509
ENN Energy Holdings, Ltd.	93,600	1,306
Enel SpA	240,213	1,292
NextEra Energy, Inc.	13,466	1,126
Evergy, Inc.	15,369	967
Power Assets Holdings, Ltd.	106,500	583
CMS Energy Corp.	3,992	253
American Electric Power Company, Inc.	1,512	144
SembCorp Industries, Ltd.	44,800	113
		71,066

Energy 6.00%
Canadian Natural Resources, Ltd. (CAD denominated)[5]	195,057	10,832
Chevron Corp.	47,686	8,559
TC Energy Corp. (CAD denominated)	181,889	7,252
TC Energy Corp.	16,085	641
Exxon Mobil Corp.	69,719	7,690
TotalEnergies SE	90,216	5,631
BP PLC	806,006	4,687
EOG Resources, Inc.	34,736	4,499
Shell PLC (GBP denominated)	115,306	3,277
Shell PLC (ADR)	8,467	482
Woodside Energy Group, Ltd.	86,228	2,086
Woodside Energy Group, Ltd. (CDI)	23,081	557
ConocoPhillips	20,510	2,420
Pioneer Natural Resources Company	10,296	2,352
Schlumberger, Ltd.	36,843	1,970
Enbridge, Inc. (CAD denominated)	40,329	1,576
Baker Hughes Co., Class A	52,596	1,553
Equitrans Midstream Corp.	213,059	1,427
DT Midstream, Inc.	13,716	758
Galp Energia, SGPS, SA, Class B	11,022	149
Gazprom PJSC[2]	880,428	—	[4]
		68,398

Real estate 5.99%
VICI Properties, Inc. REIT	586,804	19,012
Crown Castle, Inc. REIT	113,151	15,348
Equinix, Inc. REIT	10,699	7,008
Gaming and Leisure Properties, Inc. REIT	93,929	4,893
Federal Realty Investment Trust REIT	28,164	2,846
Link REIT	372,507	2,735
American Tower Corp. REIT	9,879	2,093
CK Asset Holdings, Ltd.	318,000	1,958
Boston Properties, Inc. REIT	22,486	1,520
Charter Hall Group REIT	146,326	1,192
Longfor Group Holdings, Ltd.	353,000	1,082
POWERGRID Infrastructure Investment Trust	681,036	1,047
Embassy Office Parks REIT	245,585	996
Mindspace Business Parks REIT	214,689	868
Extra Space Storage, Inc. REIT	5,810	855
Americold Realty Trust, Inc. REIT	30,182	854
Sun Hung Kai Properties, Ltd.	61,255	838
CTP NV	68,103	802
Digital Realty Trust, Inc. REIT	6,950	697

112	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Kimco Realty Corp. REIT	31,388	$665
Prologis, Inc. REIT	4,763	537
CubeSmart REIT	8,847	356
		68,202

Materials 2.91%
Vale SA (ADR), ordinary nominative shares	349,433	5,930
Vale SA, ordinary nominative shares	225,247	3,792
Rio Tinto PLC	79,626	5,587
Air Products and Chemicals, Inc.	9,631	2,969
Linde PLC	8,936	2,915
BHP Group, Ltd. (CDI)	82,385	2,540
International Flavors & Fragrances, Inc.	21,588	2,263
LyondellBasell Industries NV	18,557	1,541
Evonik Industries AG	54,480	1,046
Sociedad Química y Minera de Chile SA, Class B (ADR)	12,475	996
BASF SE	16,131	801
UPM-Kymmene OYJ	19,684	738
Asahi Kasei Corp.	96,900	688
Fortescue Metals Group, Ltd.	28,457	397
Nexa Resources SA5	51,286	309
WestRock Co.	7,448	262
Shin-Etsu Chemical Co., Ltd.	1,900	231
Smurfit Kappa Group PLC	4,754	176
		33,181

Consumer discretionary 2.90%
Starbucks Corp.	41,213	4,088
Home Depot, Inc.	12,852	4,059
Industria de Diseño Textil, SA	149,994	3,994
Midea Group Co., Ltd., Class A	513,775	3,816
McDonald’s Corp.	11,404	3,005
Kering SA	5,640	2,887
Restaurant Brands International, Inc.	38,245	2,473
LVMH Moët Hennessy-Louis Vuitton SE	2,860	2,078
YUM! Brands, Inc.	10,281	1,317
Galaxy Entertainment Group, Ltd.	196,000	1,298
Cie. Financière Richemont SA, Class A	7,967	1,031
Darden Restaurants, Inc.	7,101	982
Mercedes-Benz Group AG	8,466	556
OPAP SA	27,844	395
Pearson PLC	26,653	302
Inchcape PLC	26,460	261
Kindred Group PLC (SDR)	24,452	255
VF Corp.	4,833	134
Thule Group AB	4,224	88
		33,019

Communication services 2.85%
Comcast Corp., Class A	222,680	7,787
Verizon Communications, Inc.	113,150	4,458
SoftBank Corp.	380,300	4,300
Singapore Telecommunications, Ltd.	1,528,600	2,935
Koninklijke KPN NV	918,661	2,842
BCE, Inc.	54,651	2,401
Nippon Telegraph and Telephone Corp.	75,100	2,143
HKT Trust and HKT, Ltd., units	1,127,240	1,378
Warner Music Group Corp., Class A	33,470	1,172
Omnicom Group, Inc.	10,871	887
WPP PLC	81,366	808

American Funds Insurance Series	113

Capital Income Builder (continued)

Common stocks (continued)	Shares		Value (000)
Communication services (continued)
Indus Towers, Ltd.		211,665	$486
América Móvil, SAB de CV, Series L (ADR)		24,725	450
ProSiebenSat.1 Media SE		40,927	366
			32,413

Total common stocks (cost: $704,847,000)			848,114

Preferred securities 0.05%
Information technology 0.05%
Samsung Electronics Co., Ltd., nonvoting preferred shares		13,546	545

Total preferred securities (cost: $456,000)			545

Rights & warrants 0.00%
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[3]		7,130	6

Total rights & warrants (cost: $0)			6

Convertible stocks 0.44%
Utilities 0.28%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		35,900	1,802
AES Corp., convertible preferred units, 6.875% 2/15/2024		8,659	883
American Electric Power Company, Inc., convertible preferred units, 6.125% 8/15/2023		9,704	501
			3,186

Health care 0.10%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[5]		841	1,141

Consumer discretionary 0.06%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023		6,448	692

Total convertible stocks (cost: $4,623,000)			5,019

Investment funds 2.46%
Capital Group Central Corporate Bond Fund[6]		3,442,868	28,059

Total investment funds (cost: $33,742,000)			28,059

Bonds, notes & other debt instruments 18.22%		Principal amount (000)
U.S. Treasury bonds & notes 9.44%
U.S. Treasury 7.06%
U.S. Treasury 0.125% 1/31/2023	USD	2,200	2,193
U.S. Treasury 0.375% 10/31/2023		875	844
U.S. Treasury 0.125% 12/15/2023		8,410	8,057
U.S. Treasury 2.50% 4/30/2024		2,224	2,161
U.S. Treasury 3.25% 8/31/2024		554	542
U.S. Treasury 0.625% 10/15/2024		11,050	10,322
U.S. Treasury 0.75% 11/15/2024		3,525	3,291
U.S. Treasury 4.50% 11/30/2024		3,677	3,678
U.S. Treasury 4.00% 12/15/2025		4,257	4,230
U.S. Treasury 0.75% 3/31/2026		1	1
U.S. Treasury 0.75% 4/30/2026		1,093	977
U.S. Treasury 0.75% 5/31/2026		3,850	3,435

114	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.875% 6/30/2026	USD	6,300		$5,845
U.S. Treasury 1.125% 10/31/2026		995		890
U.S. Treasury 2.00% 11/15/2026[7]		2,800		2,589
U.S. Treasury 0.50% 4/30/2027		2,900		2,498
U.S. Treasury 6.125% 11/15/2027		950		1,037
U.S. Treasury 3.875% 11/30/2027		15,438		15,354
U.S. Treasury 1.25% 3/31/2028		1,350		1,174
U.S. Treasury 3.875% 11/30/2029		1,360		1,351
U.S. Treasury 6.25% 5/15/2030		890		1,016
U.S. Treasury 4.125% 11/15/2032		1,610		1,642
U.S. Treasury 1.125% 5/15/2040[7]		2,400		1,506
U.S. Treasury 2.00% 11/15/2041		300		215
U.S. Treasury 4.00% 11/15/2042		806		790
U.S. Treasury 2.375% 5/15/2051		197		142
U.S. Treasury 3.00% 8/15/2052[7]		5,411		4,486
U.S. Treasury 4.00% 11/15/2052		115		116
				80,382

U.S. Treasury inflation-protected securities 2.38%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[8]		2,610		2,605
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[8]		3,400		3,367
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[8]		1,818		1,797
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[8]		1,220		1,195
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[8]		1,581		1,539
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[8]		1,887		1,828
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[8]		2,752		2,652
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[8]		539		518
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[8]		1,269		1,210
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[8]		377		362
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[8]		230		218
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[8]		2,388		2,245
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[8]		2,253		2,250
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[8]		242		227
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030[8]		2,143		1,925
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[8]		1,831		1,625
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[8]		139		123
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[8]		201		169
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[7,8]		2,031		1,311
				27,166

Total U.S. Treasury bonds & notes				107,548

Mortgage-backed obligations 6.13%
Federal agency mortgage-backed obligations 5.40%
Fannie Mae Pool #695412 5.00% 6/1/2033[9]		—	[4]	—	[4]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[9]		2		2
Fannie Mae Pool #931768 5.00% 8/1/2039[9]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[9]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[9]		2		2
Fannie Mae Pool #AE0311 3.50% 8/1/2040[9]		9		8
Fannie Mae Pool #AE1248 5.00% 6/1/2041[9]		8		8
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[9]		7		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[9]		7		7
Fannie Mae Pool #AE1277 5.00% 11/1/2041[9]		5		5
Fannie Mae Pool #AE1283 5.00% 12/1/2041[9]		2		2
Fannie Mae Pool #AE1290 5.00% 2/1/2042[9]		4		4
Fannie Mae Pool #AT0300 3.50% 3/1/2043[9]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[9]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[9]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[9]		150		138
Fannie Mae Pool #BH3122 4.00% 6/1/2047[9]		1		1

American Funds Insurance Series	115

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[9]	USD	39	$37
Fannie Mae Pool #BK5232 4.00% 5/1/2048[9]		20	19
Fannie Mae Pool #BK6840 4.00% 6/1/2048[9]		27	25
Fannie Mae Pool #BK9743 4.00% 8/1/2048[9]		8	8
Fannie Mae Pool #BK9761 4.50% 8/1/2048[9]		5	5
Fannie Mae Pool #FM3280 3.50% 5/1/2049[9]		38	35
Fannie Mae Pool #CA5540 3.00% 4/1/2050[9]		3,219	2,861
Fannie Mae Pool #CA6309 3.00% 7/1/2050[9]		376	337
Fannie Mae Pool #CB2787 3.50% 12/1/2051[9]		23	21
Fannie Mae Pool #BV0790 3.50% 1/1/2052[9]		97	88
Fannie Mae Pool #FS0647 3.00% 2/1/2052[9]		1,017	907
Fannie Mae Pool #CB3236 3.00% 3/1/2052[9]		424	373
Fannie Mae Pool #FS3275 3.00% 4/1/2052[9]		787	691
Fannie Mae Pool #MA4600 3.50% 5/1/2052[9]		1,452	1,321
Fannie Mae Pool #BT8370 3.50% 6/1/2052[9]		291	265
Fannie Mae Pool #MA4732 4.00% 9/1/2052[9]		353	332
Fannie Mae Pool #MA4782 3.50% 10/1/2052[9]		880	800
Fannie Mae Pool #MA4877 6.50% 12/1/2052[9]		103	106
Fannie Mae Pool #MA4902 3.50% 1/1/2053[9]		53	48
Fannie Mae Pool #MA4866 4.00% 1/1/2053[9]		828	777
Fannie Mae Pool #MA4868 5.00% 1/1/2053[9]		30	30
Fannie Mae Pool #MA4895 6.50% 1/1/2053[9]		118	121
Fannie Mae Pool #BF0142 5.50% 8/1/2056[9]		391	404
Fannie Mae Pool #BF0342 5.50% 1/1/2059[9]		266	272
Fannie Mae Pool #BM6737 4.50% 11/1/2059[9]		704	691
Fannie Mae Pool #BF0497 3.00% 7/1/2060[9]		458	401
Freddie Mac Pool #Q15874 4.00% 2/1/2043[9]		1	1
Freddie Mac Pool #G67711 4.00% 3/1/2048[9]		234	225
Freddie Mac Pool #Q55971 4.00% 5/1/2048[9]		20	19
Freddie Mac Pool #Q56175 4.00% 5/1/2048[9]		19	18
Freddie Mac Pool #Q55970 4.00% 5/1/2048[9]		10	9
Freddie Mac Pool #Q56599 4.00% 6/1/2048[9]		28	27
Freddie Mac Pool #Q57242 4.50% 7/1/2048[9]		13	13
Freddie Mac Pool #Q58411 4.50% 9/1/2048[9]		51	51
Freddie Mac Pool #Q58436 4.50% 9/1/2048[9]		28	27
Freddie Mac Pool #Q58378 4.50% 9/1/2048[9]		20	20
Freddie Mac Pool #ZT1704 4.50% 1/1/2049[9]		1,234	1,218
Freddie Mac Pool #QD2877 3.00% 12/1/2051[9]		130	114
Freddie Mac Pool #SD1374 3.00% 3/1/2052[9]		430	378
Freddie Mac Pool #SD1937 3.00% 3/1/2052[9]		243	214
Freddie Mac Pool #QE4383 4.00% 6/1/2052[9]		340	319
Freddie Mac Pool #RA7556 4.50% 6/1/2052[9]		936	903
Freddie Mac Pool #SD8242 3.00% 9/1/2052[9]		605	531
Freddie Mac Pool #SD1584 4.50% 9/1/2052[9]		206	202
Freddie Mac Pool #QF1730 4.00% 10/1/2052[9]		838	787
Freddie Mac Pool #SD8256 4.00% 10/1/2052[9]		100	94
Freddie Mac Pool #SD8264 3.50% 11/1/2052[9]		200	182
Freddie Mac Pool #SD8275 4.50% 12/1/2052[9]		1,959	1,887
Freddie Mac Pool #SD8281 6.50% 12/1/2052[9]		406	416
Freddie Mac Pool #SD8285 3.50% 1/1/2053[9]		14	13
Freddie Mac Pool #SD8286 4.00% 1/1/2053[9]		200	188
Freddie Mac Pool #SD8288 5.00% 1/1/2053[9]		35	35
Freddie Mac Pool #SD8282 6.50% 1/1/2053[9]		457	468
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[9,10]		115	108
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[9]		235	219
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[9,10]		233	218
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[9,10]		97	88

116	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[9]	USD80		$73
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[9]	20		19
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[9]	1,001		905
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[9]	408		386
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[9]	629		594
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058[9]	18		17
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[9]	10		9
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[9]	922		881
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029[9]	1,293		1,191
Government National Mortgage Assn. 4.00% 1/1/2053[9,11]	3,400		3,218
Government National Mortgage Assn. 4.50% 1/1/2053[9,11]	60		58
Government National Mortgage Assn. 5.00% 2/1/2053[9,11]	8,731		8,652
Government National Mortgage Assn. 5.50% 2/1/2053[9,11]	1,017		1,022
Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[9]	454		441
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[9]	2,927		2,773
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[9]	1,054		1,024
Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[9]	54		52
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[9]	300		291
Government National Mortgage Assn. Pool #694836 5.682% 9/20/2059[9]	—	[4]	—	[4]
Government National Mortgage Assn. Pool #765152 4.14% 7/20/2061[9]	—	[4]	—	[4]
Government National Mortgage Assn. Pool #766525 4.70% 11/20/2062[9]	—	[4]	—	[4]
Government National Mortgage Assn. Pool #AA7554 6.64% 7/20/2064[9]	1		1
Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064[9]	—	[4]	—	[4]
Uniform Mortgage-Backed Security 2.50% 1/1/2038[9,11]	1,708		1,563
Uniform Mortgage-Backed Security 2.00% 1/1/2053[9,11]	60		49
Uniform Mortgage-Backed Security 2.50% 1/1/2053[9,11]	140		119
Uniform Mortgage-Backed Security 4.00% 1/1/2053[9,11]	340		319
Uniform Mortgage-Backed Security 4.50% 1/1/2053[9,11]	340		327
Uniform Mortgage-Backed Security 5.00% 1/1/2053[9,11]	1,250		1,232
Uniform Mortgage-Backed Security 5.50% 1/1/2053[9,11]	13,500		13,538
Uniform Mortgage-Backed Security 6.50% 1/1/2053[9,11]	1,836		1,880
Uniform Mortgage-Backed Security 4.00% 2/1/2053[9,11]	172		161
Uniform Mortgage-Backed Security 5.50% 2/1/2053[9,11]	80		80
Uniform Mortgage-Backed Security 6.00% 2/1/2053[9,11]	470		477
			61,513

Collateralized mortgage-backed obligations (privately originated) 0.42%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,9,10]	141		112
BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061[1,9,10]	84		75
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[1,9]	90		78
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[1,9,10]	71		69
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,9,10]	136		129
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,9,10]	104		99
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,9,10]	185		175
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[1,9,10]	10		10
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 4.678% 10/25/2041[1,9,10]	4		4
Finance of America Structured Securities Trust, Series 2019-JR3, Class A, 2.00% 9/25/2069[1,9]	59		61
Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[1,9]	67		66

American Funds Insurance Series	117

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[1,9,10]	USD	117	$95
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (1-month USD-LIBOR + 4.70%) 9.089% 4/25/2028[9,10]		252	261
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 5.928% 4/25/2042[1,9,10]		109	109
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 6.128% 5/25/2042[1,9,10]		19	19
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[1,9,10]		34	34
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.628% 9/25/2042[1,9,10]		64	65
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (1-month USD-LIBOR + 1.70%) 6.089% 1/25/2050[1,9,10]		188	187
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 6.239% 2/25/2050[1,9,10]		408	407
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (1-month USD-LIBOR + 5.10%) 9.489% 6/27/2050[1,9,10]		108	112
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 10.389% 8/25/2050[1,9,10]		540	575
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[1,9]		196	184
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,9,12]		200	185
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[1,9,10]		78	71
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,9,12]		132	119
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[1,9,10]		202	195
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 5.139% 5/25/2055[1,9,10]		281	277
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[1,9]		100	91
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,9,10]		66	62
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,9,10]		20	19
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[1,9,10]		20	19
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[1,9,10]		40	39
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[1,9,10]		49	47
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[1,9,10]		24	23
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,9]		472	420
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[1,2]		100	89
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,9]		196	170
			4,752

Commercial mortgage-backed securities 0.31%
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[1,9,10]		110	108
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 6.234% 4/15/2037[1,9,10]		329	322
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[1,9,10]		332	330
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[1,9,10]		548	529
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[1,9,10]		266	253
BX Trust, Series 2021-ARIA Class C, (1-month USD-LIBOR + 1.646%) 5.964% 10/15/2036[1,9,10]		100	93
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.827% 4/15/2037[1,9,10]		155	152
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[1,9,10]		173	167

118	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 5.718% 6/15/2038[1,9,10]	USD	99	$94
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 5.818% 11/15/2038[1,9,10]		100	95
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 6.787% 8/15/2039[1,9,10]		99	99
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[1,9,10]		98	95
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD-LIBOR + 1.034%) 5.352% 12/15/2036[1,9,10]		24	23
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 5.238% 7/15/2025[1,9,10]		229	223
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 5.468% 5/17/2038[1,9,10]		300	292
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[1,9,10]		100	78
La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 6.059% 3/15/2039[1,9,10]		50	49
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[1,9,10]		62	59
Multifamily Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 7.639% 10/15/2049[1,9,10]		141	133
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[1,9,10]		361	348
			3,542

Total mortgage-backed obligations			69,807

Corporate bonds, notes & loans 1.72%
Health care 0.28%
AbbVie, Inc. 3.20% 11/21/2029		25	23
AbbVie, Inc. 4.25% 11/21/2049		39	33
Amgen, Inc. 4.05% 8/18/2029		145	136
Amgen, Inc. 4.20% 3/1/2033		133	123
Amgen, Inc. 4.20% 2/22/2052		19	15
Amgen, Inc. 4.875% 3/1/2053		45	40
AstraZeneca PLC 3.375% 11/16/2025		200	193
AstraZeneca PLC 3.00% 5/28/2051		11	8
Centene Corp. 4.625% 12/15/2029		530	486
Centene Corp. 3.375% 2/15/2030		179	152
Centene Corp. 2.625% 8/1/2031		40	31
Gilead Sciences, Inc. 1.65% 10/1/2030		8	6
HCA, Inc. 2.375% 7/15/2031		18	14
Humana, Inc. 3.70% 3/23/2029		12	11
Merck & Co., Inc. 1.70% 6/10/2027		118	105
Merck & Co., Inc. 3.40% 3/7/2029		110	103
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		8	6
Regeneron Pharmaceuticals, Inc. 2.80% 9/15/2050		2	1
Shire PLC 3.20% 9/23/2026		270	254
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		700	687
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		650	570
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		300	184
Zoetis, Inc. 5.60% 11/16/2032		25	26
			3,207

Energy 0.27%
Apache Corp. 4.25% 1/15/2030		385	341
Baker Hughes Holdings, LLC 2.061% 12/15/2026		8	7
BP Capital Markets America, Inc. 3.633% 4/6/2030		360	331
Cenovus Energy, Inc. 5.40% 6/15/2047		73	66
EQT Corp. 5.00% 1/15/2029		35	33
EQT Corp. 3.625% 5/15/2031[1]		20	17

American Funds Insurance Series	119

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Equinor ASA 2.375% 5/22/2030	USD	365	$311
Exxon Mobil Corp. 2.995% 8/16/2039		200	154
Exxon Mobil Corp. 3.452% 4/15/2051		25	19
Kinder Morgan, Inc. 5.45% 8/1/2052		11	10
MPLX, LP 4.95% 9/1/2032		20	19
MPLX, LP 4.95% 3/14/2052		20	16
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		80	75
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		80	71
ONEOK, Inc. 3.10% 3/15/2030		42	35
ONEOK, Inc. 7.15% 1/15/2051		97	99
Pemex Project Funding Master Trust, Series 13, 6.625% 6/15/2035		150	109
Petróleos Mexicanos 6.50% 1/23/2029		20	17
Petróleos Mexicanos 8.75% 6/2/2029		177	166
Sabine Pass Liquefaction, LLC 4.50% 5/15/2030		142	132
Shell International Finance BV 2.00% 11/7/2024		420	400
TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[12]		540	515
TransCanada PipeLines, Ltd. 5.10% 3/15/2049		150	137
Williams Companies, Inc. 5.30% 8/15/2052		40	36
			3,116

Communication services 0.24%
América Móvil, SAB de CV, 8.46% 12/18/2036	MXN	1,300	58
AT&T, Inc. 3.50% 6/1/2041	USD	75	56
CCO Holdings, LLC 4.25% 2/1/2031[1]		360	290
CCO Holdings, LLC 4.75% 2/1/2032[1]		25	20
CCO Holdings, LLC 4.25% 1/15/2034[1]		175	130
Charter Communications Operating, LLC 3.70% 4/1/2051		25	15
Meta Platforms, Inc. 3.85% 8/15/2032		160	141
Meta Platforms, Inc. 4.45% 8/15/2052		95	76
Netflix, Inc. 4.875% 4/15/2028		150	145
SBA Tower Trust 1.631% 11/15/2026[1]		253	215
Sprint Corp. 6.875% 11/15/2028		325	338
Sprint Corp. 8.75% 3/15/2032		90	107
T-Mobile US, Inc. 3.875% 4/15/2030		625	568
T-Mobile US, Inc. 2.55% 2/15/2031		253	207
Verizon Communications, Inc. 1.75% 1/20/2031		142	111
Walt Disney Company 4.625% 3/23/2040		120	113
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[1]		56	46
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[1]		47	36
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[1]		88	64
			2,736

Utilities 0.23%
AEP Transmission Co., LLC 3.80% 6/15/2049		45	35
Duke Energy Florida, LLC 5.95% 11/15/2052		25	27
Edison International 4.125% 3/15/2028		132	123
Edison International 6.95% 11/15/2029		25	26
FirstEnergy Corp. 2.65% 3/1/2030		493	403
FirstEnergy Corp. 2.25% 9/1/2030		107	85
ITC Holdings Corp. 3.35% 11/15/2027		25	23
Pacific Gas and Electric Co. 3.25% 2/16/2024		1,025	1,001
Pacific Gas and Electric Co. 2.95% 3/1/2026		97	89
Pacific Gas and Electric Co. 3.75% 7/1/2028		105	93
Pacific Gas and Electric Co. 4.65% 8/1/2028		284	262
Pacific Gas and Electric Co. 2.50% 2/1/2031		375	292
Southern California Edison Co., Series C, 3.60% 2/1/2045		206	149
Union Electric Co. 3.90% 4/1/2052		25	20
WEC Energy Group, Inc. 5.15% 10/1/2027		25	25
			2,653

120	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials 0.20%
AerCap Ireland Capital DAC 3.30% 1/30/2032	USD	150	$118
American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[12]		82	78
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[12]		40	39
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[12]		231	177
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[12]		84	80
Charles Schwab Corp. 2.45% 3/3/2027		25	23
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[12]		35	28
CME Group, Inc. 2.65% 3/15/2032		50	42
Corebridge Financial, Inc. 3.85% 4/5/2029[1]		180	164
Corebridge Financial, Inc. 3.90% 4/5/2032[1]		32	28
Corebridge Financial, Inc. 4.35% 4/5/2042[1]		7	6
Corebridge Financial, Inc. 4.40% 4/5/2052[1]		49	39
Credit Suisse Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[1,12]		250	257
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,12]		200	184
Discover Financial Services 6.70% 11/29/2032		25	25
Goldman Sachs Group, Inc. 2.65% 10/21/2032 (USD-SOFR + 1.264% on 10/21/2031)[12]		75	59
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[12]		40	33
Intercontinental Exchange, Inc. 4.60% 3/15/2033		18	17
Intercontinental Exchange, Inc. 4.95% 6/15/2052		16	15
JPMorgan Chase & Co. 5.546% 12/15/2025 (USD-SOFR + 1.07% on 12/15/2024)[12]		100	100
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[12]		40	39
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[12]		227	174
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[12]		17	14
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[12]		25	24
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[12]		20	19
Navient Corp. 5.00% 3/15/2027		150	132
New York Life Global Funding 3.00% 1/10/2028[1]		150	138
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[12]		38	24
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[12]		45	44
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[12]		105	89
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[12]		35	33
			2,242

Consumer discretionary 0.19%
Bayerische Motoren Werke AG 3.45% 4/1/2027[1]		25	23
Bayerische Motoren Werke AG 4.15% 4/9/2030[1]		290	276
Bayerische Motoren Werke AG 3.70% 4/1/2032[1]		25	22
Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[1]		495	476
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[1]		175	162
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[1]		150	126
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[1]		150	117
Ford Motor Co. 2.30% 2/10/2025		200	183
Ford Motor Credit Company, LLC 5.125% 6/16/2025		200	193
Grand Canyon University 4.125% 10/1/2024		200	188
McDonald’s Corp. 4.60% 9/9/2032		15	15
McDonald’s Corp. 5.15% 9/9/2052		10	10
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]		160	172
Toyota Motor Credit Corp. 5.40% 11/10/2025		228	232
			2,195

Industrials 0.10%
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		200	192
Boeing Company 4.508% 5/1/2023		270	270
Boeing Company 2.75% 2/1/2026		91	84
Boeing Company 3.625% 2/1/2031		280	246
Boeing Company 5.805% 5/1/2050		95	89

American Funds Insurance Series	121

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031	USD	78	$65
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		102	69
CSX Corp. 4.75% 11/15/2048		50	45
CSX Corp. 4.50% 11/15/2052		35	31
Lockheed Martin Corp. 5.10% 11/15/2027		19	19
Masco Corp. 3.125% 2/15/2051		10	6
Union Pacific Corp. 2.80% 2/14/2032		17	15
Union Pacific Corp. 3.50% 2/14/2053		20	15
			1,146

Consumer staples 0.09%
7-Eleven, Inc. 0.80% 2/10/2024[1]		50	48
7-Eleven, Inc. 1.30% 2/10/2028[1]		30	25
7-Eleven, Inc. 1.80% 2/10/2031[1]		207	159
Altria Group, Inc. 3.875% 9/16/2046		22	15
Altria Group, Inc. 3.70% 2/4/2051		28	18
Anheuser-Busch InBev NV 4.50% 6/1/2050		20	18
British American Tobacco PLC 4.70% 4/2/2027		105	101
British American Tobacco PLC 4.448% 3/16/2028		150	139
British American Tobacco PLC 4.54% 8/15/2047		82	58
British American Tobacco PLC 4.758% 9/6/2049		121	88
Kraft Heinz Company 3.00% 6/1/2026		93	87
Kraft Heinz Company 4.875% 10/1/2049		170	148
Kraft Heinz Company 5.50% 6/1/2050		75	72
Philip Morris International, Inc. 5.125% 11/17/2027		43	43
Philip Morris International, Inc. 5.625% 11/17/2029		23	23
Philip Morris International, Inc. 5.75% 11/17/2032		16	16
			1,058

Information technology 0.07%
Apple, Inc. 3.35% 8/8/2032		20	18
Apple, Inc. 3.95% 8/8/2052		20	17
Broadcom, Inc. 4.00% 4/15/2029[1]		3	3
Broadcom, Inc. 4.15% 4/15/2032[1]		11	10
Broadcom, Inc. 3.137% 11/15/2035[1]		2	1
Broadcom, Inc. 3.75% 2/15/2051[1]		91	63
Lenovo Group, Ltd. 5.875% 4/24/2025		400	390
Oracle Corp. 2.875% 3/25/2031		64	53
Oracle Corp. 3.60% 4/1/2050		150	102
ServiceNow, Inc. 1.40% 9/1/2030		130	100
			757

Materials 0.03%
Celanese US Holdings, LLC 6.379% 7/15/2032		10	9
Dow Chemical Co. 3.60% 11/15/2050		75	54
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[1]		100	84
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[1]		10	7
LYB International Finance III, LLC 3.625% 4/1/2051		102	69
Nutrien, Ltd. 5.90% 11/7/2024		84	85
South32 Treasury, Ltd. 4.35% 4/14/2032[1]		10	9
			317

Real estate 0.02%
American Tower Corp. 4.05% 3/15/2032		11	10
Equinix, Inc. 1.55% 3/15/2028		25	21
Equinix, Inc. 3.20% 11/18/2029		144	125
Equinix, Inc. 2.50% 5/15/2031		47	38
			194

Total corporate bonds, notes & loans			19,621

122	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations 0.84%
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[1,9]	USD	96	$93
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[9]		100	98
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[1,9]		86	83
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[1,9]		87	83
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[1,9]		100	95
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 4.958% 12/18/2025[9,10]		132	132
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,9]		197	179
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,9]		100	90
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2/20/2035[1,9]		69	64
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 4.577% 9/15/2025[9,10]		103	103
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,9]		354	317
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,9]		89	73
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[1,9]		91	79
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[1,9]		91	72
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,9]		319	276
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[1,9]		493	483
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/2024[9]		36	36
Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/2024[9]		44	44
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[1,9]		131	123
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.407% 2/15/2025[9,10]		70	70
Freedom Financial, Series 2022-1FP, Class A, 0.94% 3/19/2029[1,9]		7	7
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,9]		506	447
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,9]		85	72
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[1,9]		133	125
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 4.536% 10/21/2024[9,10]		76	76
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.408% 9/16/2025[9,10]		78	78
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[1,9]		184	188
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,9]		247	228
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[1,9]		100	92
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,9]		268	234
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,9]		100	86
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,9]		100	83
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 4.387% 5/15/2025[9,10]		100	100
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,9]		46	40
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,9]		143	122
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,9]		211	187
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,9]		423	376
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[1,9,10]		218	212
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,9]		935	792
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[9]		199	194
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 4.487% 8/15/2024[9,10]		236	236
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[1,9]		100	92
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[1,9]		100	87
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,9]		100	98
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[9]		158	158
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[9]		577	578
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[1,9]		73	62

American Funds Insurance Series	123

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[1,9]	USD	211	$188
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[1,9,10]		335	297
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (1-month USD-SOFR + 0.57%) 4.377% 8/15/2025[9,10]		27	27
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[9,12]		160	157
Verizon Master Trust, Series 2022-7, Class A1A, 5.23% 11/22/2027 (5.98% on 11/20/2024)[9,12]		451	454
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[9]		102	100
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[1,9]		492	487
Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/2026[1,9]		80	79
Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/2027[1,9]		100	100
			9,532

Bonds & notes of governments & government agencies outside the U.S. 0.07%
Peru (Republic of) 2.783% 1/23/2031		190	158
Portuguese Republic 5.125% 10/15/2024		18	18
Qatar (State of) 4.50% 4/23/2028		200	201
Saudi Arabia (Kingdom of) 3.625% 3/4/2028		200	191
United Mexican States 3.25% 4/16/2030		200	175
			743
Municipals 0.02%
California 0.00%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		15	12

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		225	216

Total municipals			228

Total bonds, notes & other debt instruments (cost: $218,921,000)			207,479

Short-term securities 7.36%		Shares
Money market investments 6.84%
Capital Group Central Cash Fund 4.31%[6,13]		779,601	77,952

Money market investments purchased with collateral from securities on loan 0.52%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[13,14]		2,241,328	2,241
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[13,14]		1,944,356	1,945
Capital Group Central Cash Fund 4.31%[6,13,14]		17,119	1,712
			5,898

Total short-term securities (cost: $83,839,000)			83,850
Total investment securities 102.99% (cost: $1,046,428,000)			1,173,072
Other assets less liabilities (2.99)%			(34,006)

Net assets 100.00%			$1,139,066

124	American Funds Insurance Series

Capital Income Builder (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	203	March 2023	USD	41,631	$49
5 Year U.S. Treasury Note Futures	Long	357	March 2023		38,531	(52)
10 Year Ultra U.S. Treasury Note Futures	Long	7	March 2023		828	(12)
10 Year U.S. Treasury Note Futures	Short	14	March 2023		(1,572)	11
20 Year U.S. Treasury Bond Futures	Long	9	March 2023		1,128	(13)
30 Year Ultra U.S. Treasury Bond Futures	Long	61	March 2023		8,193	(62)
						$(79)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay					Upfront	Unrealized (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	premium paid (000)	appreciation at 12/31/2022 (000)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,215	$(90)	$—	$(90)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	5,635	(98)	—	(98)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	5,600	(99)	—	(99)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	898	(17)	—	(17)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	4,100	(76)	—	(76)
3-month USD-LIBOR	Quarterly	0.5935%	Semi-annual	5/18/2030	7,200	1,512	—	1,512
3-month USD-LIBOR	Quarterly	0.807%	Semi-annual	5/18/2050	805	388	—	388
						$1,520	$—	$1,520

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[15]	Value at 12/31/2022 (000)	[16]	Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
5.00%	Quarterly	CDX.NA.HY.38	6/20/2027	USD6,138		$127		$174	$(47)

American Funds Insurance Series	125

Capital Income Builder (continued)

Investments in affiliates6

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Investment funds 2.46%
Capital Group Central Corporate Bond Fund	$30,304	$6,708	$3,076		$(677)	$(5,200)	$28,059	$ 900
Short-term securities 6.99%
Money market investments 6.84%
Capital Group Central Cash Fund 4.31%[13]	42,892	254,586	219,519		(14)	7	77,952	1,714
Money market investments purchased with collateral from securities on loan 0.15%
Capital Group Central Cash Fund 4.31%[13,14]	1,954		242	[17]			1,712	—	[18]
Total short-term securities							79,664
Total 9.45%					$(691)	$(5,193)	$107,723	$ 2,614

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $20,234,000, which represented 1.78% of the net assets of the fund.
[2]	Value determined using significant unobservable inputs.
[3]	Security did not produce income during the last 12 months.
[4]	Amount less than one thousand.
[5]	All or a portion of this security was on loan. The total value of all such securities was $6,251,000, which represented .55% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,982,000, which represented .17% of the net assets of the fund.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[11]	Purchased on a TBA basis.
[12]	Step bond; coupon rate may change at a later date.
[13]	Rate represents the seven-day yield at 12/31/2022.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[16]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[17]	Represents net activity. Refer to Note 5 for more information on securities lending.
[18]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

CAD = Canadian dollars

CDI = CREST Depository Interest

CME = CME Group

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

G.O. = General Obligation

GBP = British pounds

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

126	American Funds Insurance Series

Asset Allocation Fund

Investment portfolio December 31, 2022

Common stocks 67.78%	Shares	Value (000)
Health care 13.40%
UnitedHealth Group, Inc.	929,300	$492,696
Johnson & Johnson	2,030,000	358,600
Pfizer, Inc.	5,493,542	281,489
Humana, Inc.	500,000	256,095
Gilead Sciences, Inc.	2,665,000	228,790
Cigna Corp.	650,000	215,371
AbbVie, Inc.	1,221,978	197,484
Abbott Laboratories	1,600,000	175,664
Eli Lilly and Company	400,469	146,508
Vertex Pharmaceuticals, Inc.[1]	505,500	145,978
CVS Health Corp.	1,453,100	135,414
Regeneron Pharmaceuticals, Inc.[1]	187,220	135,077
Centene Corp.[1]	1,235,513	101,324
Bristol-Myers Squibb Company	1,374,818	98,918
AstraZeneca PLC	461,000	62,565
AstraZeneca PLC (ADR)	249,881	16,942
Thermo Fisher Scientific, Inc.	116,000	63,880
Alnylam Pharmaceuticals, Inc.[1]	261,834	62,225
Novo Nordisk A/S, Class B	246,400	33,363
AbCellera Biologics, Inc.[1,2]	2,871,293	29,086
Seagen, Inc.[1]	170,500	21,911
Rotech Healthcare, Inc.[1,3,4]	184,138	19,703
Elevance Health, Inc.	37,542	19,258
Zoetis, Inc., Class A	95,618	14,013
Karuna Therapeutics, Inc.[1]	57,100	11,220
		3,323,574

Consumer discretionary 9.59%
Aramark	11,375,152	470,249
Home Depot, Inc.	1,206,200	380,990
General Motors Company	6,575,000	221,183
Booking Holdings, Inc.[1]	87,604	176,546
Lennar Corp., Class A	1,357,800	122,881
Dollar General Corp.	493,075	121,420
LVMH Moët Hennessy-Louis Vuitton SE	165,700	120,372
Amazon.com, Inc.[1]	1,340,400	112,594
Target Corp.	750,000	111,780
Etsy, Inc.[1]	840,578	100,684
Entain PLC	6,000,000	96,202
Burlington Stores, Inc.[1]	431,484	87,488
D.R. Horton, Inc.	870,000	77,552
Royal Caribbean Cruises, Ltd.[1]	1,014,324	50,138
YUM! Brands, Inc.	277,000	35,478
Dollar Tree Stores, Inc.[1]	185,000	26,166
YETI Holdings, Inc.[1]	495,471	20,468
Darden Restaurants, Inc.	142,000	19,643
Chipotle Mexican Grill, Inc.[1]	9,709	13,471
Li Auto, Inc., Class A (ADR)[1,2]	350,694	7,154
Xpeng, Inc., Class A (ADR)[1,2]	703,800	6,996
		2,379,455

Financials 9.21%
Aon PLC, Class A	807,600	242,393
Chubb, Ltd.	800,000	176,480
Apollo Asset Management, Inc.	2,630,627	167,808
Synchrony Financial	4,100,000	134,726
JPMorgan Chase & Co.	973,100	130,493
First Republic Bank	1,000,000	121,890
Bank of America Corp.	3,000,000	99,360
Arthur J. Gallagher & Co.	476,724	89,881
Capital One Financial Corp.	850,000	79,016
Blue Owl Capital, Inc., Class A2	7,085,161	75,103

American Funds Insurance Series	127

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Goldman Sachs Group, Inc.	213,000	$73,140
Ares Management Corp., Class A	1,015,403	69,494
KKR & Co., Inc.	1,497,000	69,491
Nasdaq, Inc.	1,098,300	67,381
Charles Schwab Corp.	801,126	66,702
CME Group, Inc., Class A	380,200	63,934
Discover Financial Services	600,000	58,698
Toronto-Dominion Bank (CAD denominated)[2]	885,700	57,348
SLM Corp.	3,345,000	55,527
Intercontinental Exchange, Inc.	538,487	55,243
Blackstone, Inc., nonvoting shares	737,500	54,715
S&P Global, Inc.	118,700	39,757
Brookfield Corp., Class A	1,260,000	39,640
The Bank of N.T. Butterfield & Son, Ltd.	1,120,585	33,405
Morgan Stanley	339,372	28,853
Antin Infrastructure Partners SA	1,243,300	27,033
EQT AB	1,250,263	26,646
Wells Fargo & Company	570,000	23,535
Progressive Corp.	105,000	13,620
Bridgepoint Group PLC	5,809,554	13,461
OneMain Holdings, Inc.	300,000	9,993
Brookfield Asset Management, Ltd., Class A	315,000	9,031
Islandsbanki hf.	9,555,235	8,073
Jonah Energy Parent, LLC[3]	32,117	1,899
Sberbank of Russia PJSC[1,3]	8,880,000	—	[5]
		2,283,769

Information technology 8.88%
Microsoft Corp.	3,355,454	804,705
Broadcom, Inc.	1,249,134	698,428
ASML Holding NV (New York registered) (ADR)	316,764	173,080
MKS Instruments, Inc.	1,600,000	135,568
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,275,000	94,975
Mastercard, Inc., Class A	195,977	68,147
NVIDIA Corp.	332,696	48,620
MediaTek, Inc.	1,463,000	29,717
Oracle Corp.	321,820	26,306
Paychex, Inc.	205,595	23,759
GoDaddy, Inc., Class A1	281,000	21,024
Apple, Inc.	150,000	19,490
KLA Corp.	49,000	18,474
MicroStrategy, Inc., Class A1	96,100	13,605
Applied Materials, Inc.	135,000	13,146
Snowflake, Inc., Class A1	85,810	12,317
		2,201,361

Consumer staples 6.59%
Philip Morris International, Inc.	9,438,592	955,280
Nestlé SA	1,954,200	225,682
Archer Daniels Midland Company	1,880,000	174,558
British American Tobacco PLC (ADR)	2,634,146	105,313
British American Tobacco PLC	1,080,000	42,849
Altria Group, Inc.	1,570,000	71,764
Avenue Supermarts, Ltd.[1]	970,539	47,566
Costco Wholesale Corp.	26,000	11,869
		1,634,881

Industrials 6.22%
Northrop Grumman Corp.	933,553	509,356
Lockheed Martin Corp.	474,900	231,034
L3Harris Technologies, Inc.	1,094,000	227,782
Boeing Company[1]	1,039,506	198,015

128	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Caterpillar, Inc.	618,000	$148,048
CSX Corp.	2,628,369	81,427
Raytheon Technologies Corp.	395,000	39,863
General Electric Co.	288,000	24,132
Huntington Ingalls Industries, Inc.	100,000	23,068
AMETEK, Inc.	140,000	19,561
Chart Industries, Inc.[1]	130,200	15,003
Copart, Inc.[1]	232,000	14,126
Storskogen Group AB, Class B	16,853,587	12,088
		1,543,503

Communication services 4.72%
Alphabet, Inc., Class C1	2,992,500	265,525
Alphabet, Inc., Class A1	1,269,460	112,004
Charter Communications, Inc., Class A1	821,000	278,401
Meta Platforms, Inc., Class A1	1,777,348	213,886
Netflix, Inc.[1]	384,527	113,390
Comcast Corp., Class A	2,874,400	100,518
ZoomInfo Technologies, Inc.[1]	1,747,900	52,629
Activision Blizzard, Inc.	400,000	30,620
Electronic Arts, Inc.	35,000	4,276
		1,171,249

Energy 4.12%
Canadian Natural Resources, Ltd. (CAD denominated)[2]	7,515,800	417,366
Pioneer Natural Resources Company	752,000	171,749
ConocoPhillips	1,252,000	147,736
Cenovus Energy, Inc. (CAD denominated)	7,500,000	145,513
Hess Corp.	400,000	56,728
Chevron Corp.	270,000	48,462
TC Energy Corp.	631,700	25,180
Equitrans Midstream Corp.	718,490	4,814
Diamond Offshore Drilling, Inc.[1]	266,381	2,770
Altera Infrastructure, LP1,3	6,273	497
Constellation Oil Services Holding SA, Class B-1[1,3]	480,336	53
McDermott International, Ltd.[1]	30,762	10
Bighorn Permian Resources, LLC[3]	4,392	—	[5]
		1,020,878

Materials 3.45%
Corteva, Inc.	4,365,508	256,605
Mosaic Co.	1,940,000	85,108
Linde PLC	256,541	83,678
Royal Gold, Inc.	700,000	78,904
Wheaton Precious Metals Corp.	1,785,000	69,758
Nucor Corp.	500,000	65,905
Franco-Nevada Corp.	347,089	47,313
First Quantum Minerals, Ltd.	2,100,000	43,877
ATI, Inc.[1]	1,350,000	40,311
Vale SA, ordinary nominative shares	1,750,000	29,460
Nutrien, Ltd. (CAD denominated)	400,272	29,222
Lundin Mining Corp.[2]	4,320,000	26,513
		856,654

Real estate 0.96%
VICI Properties, Inc. REIT	2,769,449	89,730
Gaming and Leisure Properties, Inc. REIT	1,593,566	83,009
Equinix, Inc. REIT	63,445	41,559
Crown Castle, Inc. REIT	166,000	22,516
		236,814

American Funds Insurance Series	129

Asset Allocation Fund (continued)

Common stocks (continued)	Shares		Value (000)
Utilities 0.64%
CenterPoint Energy, Inc.		1,717,846	$51,518
Exelon Corp.		779,231	33,686
AES Corp.		983,067	28,273
Sempra Energy		132,039	20,405
FirstEnergy Corp.		307,000	12,876
Constellation Energy Corp.		138,666	11,955
			158,713

Total common stocks (cost: $11,870,390,000)			16,810,851

Preferred securities 0.00%
Industrials 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,6]		450	189

Total preferred securities (cost: $466,000)			189

Rights & warrants 0.00%
Energy 0.00%
Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071[1,3]		4	—	[5]

Total rights & warrants (cost: $0)			—	[5]

Convertible stocks 0.26%
Health care 0.26%
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 7/9/2024[3,4]		50,000	63,388

Total convertible stocks (cost: $50,000,000)			63,388

Investment funds 5.51%
Capital Group Central Corporate Bond Fund[7]		167,745,028	1,367,122

Total investment funds (cost: $1,676,023,000)			1,367,122

Bonds, notes & other debt instruments 21.72%	Principal amount (000)
Mortgage-backed obligations 7.58%
Federal agency mortgage-backed obligations 7.02%
Fannie Mae Pool #AD7072 4.00% 6/1/2025[8]	USD	2	2
Fannie Mae Pool #AE2321 4.00% 8/1/2025[8]		1	1
Fannie Mae Pool #AE3069 4.00% 9/1/2025[8]		1	1
Fannie Mae Pool #AH0829 4.00% 1/1/2026[8]		1	1
Fannie Mae Pool #AH6431 4.00% 2/1/2026[8]		168	165
Fannie Mae Pool #AH5618 4.00% 2/1/2026[8]		2	1
Fannie Mae Pool #890329 4.00% 4/1/2026[8]		27	26
Fannie Mae Pool #MA1109 4.00% 5/1/2027[8]		2	2
Fannie Mae Pool #MA3653 3.00% 3/1/2029[8]		13	12
Fannie Mae Pool #AL8347 4.00% 3/1/2029[8]		185	181
Fannie Mae Pool #254767 5.50% 6/1/2033[8]		208	214
Fannie Mae Pool #555956 5.50% 12/1/2033[8]		131	135
Fannie Mae Pool #BN1085 4.00% 1/1/2034[8]		411	403
Fannie Mae Pool #BN3172 4.00% 1/1/2034[8]		162	158
Fannie Mae Pool #929185 5.50% 1/1/2036[8]		383	396
Fannie Mae Pool #893641 6.00% 9/1/2036[8]		776	811
Fannie Mae Pool #893688 6.00% 10/1/2036[8]		164	171
Fannie Mae Pool #AS8554 3.00% 12/1/2036[8]		5,967	5,542
Fannie Mae Pool #907239 6.00% 12/1/2036[8]		54	56
Fannie Mae Pool #928031 6.00% 1/1/2037[8]		63	65
Fannie Mae Pool #888292 6.00% 3/1/2037[8]		547	571
Fannie Mae Pool #AD0249 5.50% 4/1/2037[8]		111	114

130	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #190379 5.50% 5/1/2037[8]	USD	55		$57
Fannie Mae Pool #924952 6.00% 8/1/2037[8]		865		903
Fannie Mae Pool #888637 6.00% 9/1/2037[8]		10		10
Fannie Mae Pool #995674 6.00% 5/1/2038[8]		310		324
Fannie Mae Pool #AD0119 6.00% 7/1/2038[8]		938		984
Fannie Mae Pool #995224 6.00% 9/1/2038[8]		8		8
Fannie Mae Pool #AE0021 6.00% 10/1/2038[8]		286		298
Fannie Mae Pool #AL7164 6.00% 10/1/2038[8]		196		201
Fannie Mae Pool #889983 6.00% 10/1/2038[8]		18		19
Fannie Mae Pool #AD0095 6.00% 11/1/2038[8]		689		717
Fannie Mae Pool #AB0538 6.00% 11/1/2038[8]		110		114
Fannie Mae Pool #995391 6.00% 11/1/2038[8]		14		15
Fannie Mae Pool #AD0833 6.00% 1/1/2039[8]		—	[5]	—	[5]
Fannie Mae Pool #AL0309 6.00% 1/1/2040[8]		62		65
Fannie Mae Pool #AL0013 6.00% 4/1/2040[8]		182		190
Fannie Mae Pool #AL7228 6.00% 4/1/2041[8]		242		248
Fannie Mae Pool #AB4536 6.00% 6/1/2041[8]		413		428
Fannie Mae Pool #MA4387 2.00% 7/1/2041[8]		7,655		6,462
Fannie Mae Pool #MA4501 2.00% 12/1/2041[8]		8,791		7,421
Fannie Mae Pool #FS0305 1.50% 1/1/2042[8]		22,809		18,688
Fannie Mae Pool #MA4520 2.00% 1/1/2042[8]		14,931		12,603
Fannie Mae Pool #AP2131 3.50% 8/1/2042[8]		3,155		2,956
Fannie Mae Pool #AU8813 4.00% 11/1/2043[8]		2,218		2,169
Fannie Mae Pool #AU9348 4.00% 11/1/2043[8]		1,262		1,234
Fannie Mae Pool #AU9350 4.00% 11/1/2043[8]		1,052		1,015
Fannie Mae Pool #AL8773 3.50% 2/1/2045[8]		5,278		4,945
Fannie Mae Pool #FM9416 3.50% 7/1/2045[8]		8,847		8,192
Fannie Mae Pool #AL8354 3.50% 10/1/2045[8]		1,320		1,231
Fannie Mae Pool #AL8522 3.50% 5/1/2046[8]		2,806		2,610
Fannie Mae Pool #BC7611 4.00% 5/1/2046[8]		113		109
Fannie Mae Pool #AS8310 3.00% 11/1/2046[8]		373		335
Fannie Mae Pool #BD9307 4.00% 11/1/2046[8]		1,322		1,263
Fannie Mae Pool #BD9699 3.50% 12/1/2046[8]		1,482		1,375
Fannie Mae Pool #BE1290 3.50% 2/1/2047[8]		2,160		2,005
Fannie Mae Pool #BM1179 3.00% 4/1/2047[8]		470		421
Fannie Mae Pool #256975 7.00% 10/1/2047[8]		2		2
Fannie Mae Pool #CA0770 3.50% 11/1/2047[8]		1,522		1,415
Fannie Mae Pool #257036 7.00% 11/1/2047[8]		6		7
Fannie Mae Pool #MA3211 4.00% 12/1/2047[8]		2,648		2,535
Fannie Mae Pool #MA3277 4.00% 2/1/2048[8]		11		10
Fannie Mae Pool #BK5255 4.00% 5/1/2048[8]		11		11
Fannie Mae Pool #FM3278 3.50% 11/1/2048[8]		16,898		15,676
Fannie Mae Pool #FM3280 3.50% 5/1/2049[8]		2,314		2,144
Fannie Mae Pool #CA4756 3.00% 12/1/2049[8]		1,745		1,556
Fannie Mae Pool #CA5659 2.50% 5/1/2050[8]		2,353		1,999
Fannie Mae Pool #CA5968 2.50% 6/1/2050[8]		5,666		4,869
Fannie Mae Pool #CA6593 2.50% 8/1/2050[8]		12,778		11,002
Fannie Mae Pool #CA7599 2.50% 11/1/2050[8]		1,607		1,386
Fannie Mae Pool #FM4897 3.00% 11/1/2050[8]		14,598		13,142
Fannie Mae Pool #CA8828 2.50% 2/1/2051[8]		4,022		3,458
Fannie Mae Pool #CA9291 2.50% 2/1/2051[8]		52		44
Fannie Mae Pool #CA9390 2.50% 3/1/2051[8]		666		565
Fannie Mae Pool #CB0290 2.00% 4/1/2051[8]		4,822		3,945
Fannie Mae Pool #FM7741 2.50% 5/1/2051[8]		816		693
Fannie Mae Pool #FM8453 3.00% 8/1/2051[8]		4,876		4,347
Fannie Mae Pool #FM8436 2.50% 9/1/2051[8]		45		39
Fannie Mae Pool #CB1810 3.00% 10/1/2051[8]		165		145
Fannie Mae Pool #BU0616 2.50% 11/1/2051[8]		49		42
Fannie Mae Pool #CB2078 3.00% 11/1/2051[8]		9,882		8,696
Fannie Mae Pool #CB2286 2.50% 12/1/2051[8]		17,352		14,835
Fannie Mae Pool #CB2402 2.50% 12/1/2051[8]		10,959		9,290

American Funds Insurance Series	131

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB2375 2.50% 12/1/2051[8]	USD	7,995	$6,825
Fannie Mae Pool #BU8372 2.50% 12/1/2051[8]		955	812
Fannie Mae Pool #CB2323 2.50% 12/1/2051[8]		947	805
Fannie Mae Pool #CB2312 2.50% 12/1/2051[8]		366	311
Fannie Mae Pool #CB2319 2.50% 12/1/2051[8]		196	168
Fannie Mae Pool #BT9510 2.50% 12/1/2051[8]		94	81
Fannie Mae Pool #BT9483 2.50% 12/1/2051[8]		95	81
Fannie Mae Pool #CB2372 2.50% 12/1/2051[8]		93	80
Fannie Mae Pool #FS0235 2.50% 1/1/2052[8]		12,638	10,713
Fannie Mae Pool #FS0182 3.00% 1/1/2052[8]		13,050	11,488
Fannie Mae Pool #FS0303 3.00% 1/1/2052[8]		978	859
Fannie Mae Pool #CB3666 2.50% 2/1/2052[8]		24,794	21,026
Fannie Mae Pool #FS0546 2.50% 2/1/2052[8]		11,820	10,020
Fannie Mae Pool #BV4367 2.50% 2/1/2052[8]		818	695
Fannie Mae Pool #FS0613 2.50% 2/1/2052[8]		736	625
Fannie Mae Pool #BV9531 2.50% 2/1/2052[8]		721	612
Fannie Mae Pool #BU8226 2.50% 2/1/2052[8]		612	520
Fannie Mae Pool #BV4259 2.50% 2/1/2052[8]		596	507
Fannie Mae Pool #BV3216 2.50% 2/1/2052[8]		487	413
Fannie Mae Pool #BU7298 2.50% 2/1/2052[8]		361	306
Fannie Mae Pool #BV0307 2.50% 2/1/2052[8]		75	63
Fannie Mae Pool #BV3495 2.50% 2/1/2052[8]		64	55
Fannie Mae Pool #FS0647 3.00% 2/1/2052[8]		67,926	60,633
Fannie Mae Pool #CB2896 3.00% 2/1/2052[8]		7,625	6,703
Fannie Mae Pool #CB5013 2.50% 3/1/2052[8]		3,992	3,392
Fannie Mae Pool #BV6631 2.50% 3/1/2052[8]		921	782
Fannie Mae Pool #BV8086 2.50% 3/1/2052[8]		596	508
Fannie Mae Pool #BT8111 2.50% 3/1/2052[8]		593	503
Fannie Mae Pool #BV4173 2.50% 3/1/2052[8]		525	446
Fannie Mae Pool #BU8885 2.50% 3/1/2052[8]		507	431
Fannie Mae Pool #FS0831 3.00% 3/1/2052[8]		16,034	14,095
Fannie Mae Pool #CB3170 3.00% 3/1/2052[8]		7,000	6,156
Fannie Mae Pool #CB3410 3.00% 3/1/2052[8]		158	139
Fannie Mae Pool #MA4578 2.50% 4/1/2052[8]		31,872	27,036
Fannie Mae Pool #BV5332 2.50% 4/1/2052[8]		966	820
Fannie Mae Pool #BV4656 2.50% 4/1/2052[8]		873	741
Fannie Mae Pool #BV2996 2.50% 4/1/2052[8]		814	691
Fannie Mae Pool #CB3351 2.50% 4/1/2052[8]		739	628
Fannie Mae Pool #BV4182 2.50% 4/1/2052[8]		730	620
Fannie Mae Pool #FS1922 2.50% 4/1/2052[8]		716	608
Fannie Mae Pool #BV8569 2.50% 4/1/2052[8]		683	580
Fannie Mae Pool #BV7698 2.50% 4/1/2052[8]		620	526
Fannie Mae Pool #BV7717 2.50% 4/1/2052[8]		593	504
Fannie Mae Pool #BU8933 3.00% 4/1/2052[8]		1,825	1,604
Fannie Mae Pool #CB3364 3.00% 4/1/2052[8]		457	402
Fannie Mae Pool #BU8825 2.50% 5/1/2052[8]		1,018	864
Fannie Mae Pool #BW2204 2.50% 5/1/2052[8]		885	752
Fannie Mae Pool #BV9818 2.50% 5/1/2052[8]		790	672
Fannie Mae Pool #BW0160 2.50% 5/1/2052[8]		665	565
Fannie Mae Pool #MA4598 2.50% 5/1/2052[8]		162	137
Fannie Mae Pool #BV9644 2.50% 5/1/2052[8]		89	76
Fannie Mae Pool #FS1877 3.00% 5/1/2052[8]		5,704	5,012
Fannie Mae Pool #BV7238 3.00% 5/1/2052[8]		1,886	1,658
Fannie Mae Pool #CB3495 3.00% 5/1/2052[8]		1,867	1,640
Fannie Mae Pool #BT7819 3.00% 5/1/2052[8]		138	121
Fannie Mae Pool #BW1436 4.50% 5/1/2052[8]		3,137	3,023
Fannie Mae Pool #MA4624 3.00% 6/1/2052[8]		1,431	1,257
Fannie Mae Pool #BW2935 3.00% 6/1/2052[8]		747	657
Fannie Mae Pool #BW1449 3.00% 6/1/2052[8]		400	352
Fannie Mae Pool #BV9701 3.00% 6/1/2052[8]		114	100
Fannie Mae Pool #BW5663 4.50% 6/1/2052[8]		2,906	2,800

132	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB4534 4.50% 6/1/2052[8]	USD	2,080	$2,004
Fannie Mae Pool #FS2239 2.50% 7/1/2052[8]		10,586	8,987
Fannie Mae Pool #MA4652 2.50% 7/1/2052[8]		7,000	5,940
Fannie Mae Pool #BV7868 2.50% 7/1/2052[8]		996	845
Fannie Mae Pool #BV2584 2.50% 7/1/2052[8]		602	510
Fannie Mae Pool #BW5528 2.50% 7/1/2052[8]		525	445
Fannie Mae Pool #BW6043 2.50% 7/1/2052[8]		62	53
Fannie Mae Pool #BW5579 3.50% 7/1/2052[8]		2,000	1,819
Fannie Mae Pool #CB4159 4.00% 7/1/2052[8]		1,519	1,427
Fannie Mae Pool #FS2555 4.50% 7/1/2052[8]		125	120
Fannie Mae Pool #MA4743 2.50% 8/1/2052[8]		6,986	5,925
Fannie Mae Pool #BW7293 3.50% 8/1/2052[8]		3,000	2,729
Fannie Mae Pool #CB4363 3.50% 8/1/2052[8]		960	874
Fannie Mae Pool #BV7903 3.50% 8/1/2052[8]		200	182
Fannie Mae Pool #BV8024 4.00% 8/1/2052[8]		1,924	1,807
Fannie Mae Pool #BW7302 4.00% 8/1/2052[8]		289	272
Fannie Mae Pool #BW4199 4.50% 8/1/2052[8]		2,996	2,887
Fannie Mae Pool #BW3035 4.50% 8/1/2052[8]		2,532	2,440
Fannie Mae Pool #BW5789 4.50% 8/1/2052[8]		999	963
Fannie Mae Pool #BW6395 4.50% 8/1/2052[8]		999	962
Fannie Mae Pool #BW7349 3.00% 9/1/2052[8]		1,886	1,658
Fannie Mae Pool #BW7780 3.00% 9/1/2052[8]		219	192
Fannie Mae Pool #MA4732 4.00% 9/1/2052[8]		56,336	52,898
Fannie Mae Pool #BW7326 4.00% 9/1/2052[8]		1,648	1,547
Fannie Mae Pool #BW9348 4.00% 9/1/2052[8]		1,429	1,342
Fannie Mae Pool #BW8103 4.00% 9/1/2052[8]		1,353	1,271
Fannie Mae Pool #MA4733 4.50% 9/1/2052[8]		12,197	11,752
Fannie Mae Pool #BV0957 4.50% 9/1/2052[8]		3,075	2,962
Fannie Mae Pool #BW1192 4.50% 9/1/2052[8]		2,185	2,105
Fannie Mae Pool #BW1201 5.00% 9/1/2052[8]		2,361	2,331
Fannie Mae Pool #MA4824 2.50% 10/1/2052[8]		94	80
Fannie Mae Pool #MA4782 3.50% 10/1/2052[8]		3,000	2,729
Fannie Mae Pool #BW8980 4.00% 10/1/2052[8]		5,340	5,014
Fannie Mae Pool #BW1210 4.00% 10/1/2052[8]		4,034	3,788
Fannie Mae Pool #BW7356 4.00% 10/1/2052[8]		3,356	3,151
Fannie Mae Pool #BX0509 4.00% 10/1/2052[8]		1,444	1,356
Fannie Mae Pool #MA4784 4.50% 10/1/2052[8]		14,120	13,605
Fannie Mae Pool #CB4959 4.50% 10/1/2052[8]		9,275	8,936
Fannie Mae Pool #BV0961 4.50% 10/1/2052[8]		3,995	3,849
Fannie Mae Pool #BW8981 4.50% 10/1/2052[8]		2,309	2,224
Fannie Mae Pool #BX0097 4.50% 10/1/2052[8]		998	962
Fannie Mae Pool #MA4785 5.00% 10/1/2052[8]		3,500	3,455
Fannie Mae Pool #MA4887 2.50% 11/1/2052[8]		1,448	1,228
Fannie Mae Pool #MA4854 2.50% 11/1/2052[8]		902	765
Fannie Mae Pool #BW1309 2.50% 11/1/2052[8]		813	690
Fannie Mae Pool #MA4885 3.00% 11/1/2052[8]		801	704
Fannie Mae Pool #FS3279 3.50% 11/1/2052[8]		9,999	9,099
Fannie Mae Pool #MA4803 3.50% 11/1/2052[8]		1,000	910
Fannie Mae Pool #MA4804 4.00% 11/1/2052[8]		6,621	6,217
Fannie Mae Pool #BW1310 4.00% 11/1/2052[8]		1,509	1,417
Fannie Mae Pool #BX3075 4.50% 11/1/2052[8]		2,973	2,865
Fannie Mae Pool #MA4911 3.00% 12/1/2052[8]		650	571
Fannie Mae Pool #MA4838 3.50% 12/1/2052[8]		4,500	4,093
Fannie Mae Pool #MA4839 4.00% 12/1/2052[8]		4,000	3,756
Fannie Mae Pool #MA4841 5.00% 12/1/2052[8]		6,256	6,175
Fannie Mae Pool #MA4877 6.50% 12/1/2052[8]		1,000	1,026
Fannie Mae Pool #MA4868 5.00% 1/1/2053[8]		7,999	7,896
Fannie Mae Pool #BX4609 5.00% 1/1/2053[8]		1,277	1,261
Fannie Mae Pool #MA4869 5.50% 1/1/2053[8]		100	100
Fannie Mae Pool #MA4895 6.50% 1/1/2053[8]		7,427	7,618
Fannie Mae Pool #BM6736 4.50% 11/1/2059[8]		11,696	11,413

American Funds Insurance Series	133

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BF0497 3.00% 7/1/2060[8]	USD	4,130	$3,619
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[8]		24	26
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[8]		84	86
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.298% 7/25/2023[8,9]		1,660	1,644
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 12/25/2023[8,9]		1,909	1,877
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[8,9]		1,338	1,314
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 7/25/2024[8,9]		3,273	3,169
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.471% 12/25/2026[8,9]		7,323	6,758
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2/25/2027[8,9]		2,602	2,446
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036[8]		39	32
Freddie Mac Pool #C91912 3.00% 2/1/2037[8]		11,022	10,254
Freddie Mac Pool #G03978 5.00% 3/1/2038[8]		420	429
Freddie Mac Pool #G04553 6.50% 9/1/2038[8]		48	51
Freddie Mac Pool #G08347 4.50% 6/1/2039[8]		67	67
Freddie Mac Pool #C03518 5.00% 9/1/2040[8]		572	580
Freddie Mac Pool #Q05807 4.00% 1/1/2042[8]		1,648	1,586
Freddie Mac Pool #Q23185 4.00% 11/1/2043[8]		1,303	1,275
Freddie Mac Pool #Q23190 4.00% 11/1/2043[8]		758	732
Freddie Mac Pool #760014 2.74% 8/1/2045[8,9]		179	173
Freddie Mac Pool #Q37988 4.00% 12/1/2045[8]		5,730	5,510
Freddie Mac Pool #G60344 4.00% 12/1/2045[8]		4,930	4,740
Freddie Mac Pool #Z40130 3.00% 1/1/2046[8]		4,452	4,029
Freddie Mac Pool #Q41090 4.50% 6/1/2046[8]		204	200
Freddie Mac Pool #Q41909 4.50% 7/1/2046[8]		242	238
Freddie Mac Pool #760015 2.561% 1/1/2047[8,9]		444	420
Freddie Mac Pool #Q46021 3.50% 2/1/2047[8]		1,150	1,068
Freddie Mac Pool #SI2002 4.00% 3/1/2048[8]		2,336	2,234
Freddie Mac Pool #SD8106 2.00% 11/1/2050[8]		33,078	27,081
Freddie Mac Pool #SD7528 2.00% 11/1/2050[8]		17,984	14,872
Freddie Mac Pool #QC2344 2.50% 4/1/2051[8]		966	821
Freddie Mac Pool #RA5288 2.00% 5/1/2051[8]		30,665	25,100
Freddie Mac Pool #SD8151 2.50% 6/1/2051[8]		330	281
Freddie Mac Pool #RA5782 2.50% 9/1/2051[8]		10,333	8,855
Freddie Mac Pool #SD7545 2.50% 9/1/2051[8]		7,074	6,091
Freddie Mac Pool #RA5759 2.50% 9/1/2051[8]		2,039	1,728
Freddie Mac Pool #QC7910 2.50% 9/1/2051[8]		931	795
Freddie Mac Pool #QC6921 2.50% 9/1/2051[8]		911	774
Freddie Mac Pool #RA5971 3.00% 9/1/2051[8]		6,901	6,123
Freddie Mac Pool #QC6456 3.00% 9/1/2051[8]		701	616
Freddie Mac Pool #RA6107 2.50% 10/1/2051[8]		5,385	4,568
Freddie Mac Pool #QC8778 2.50% 10/1/2051[8]		462	392
Freddie Mac Pool #QC9156 2.50% 10/1/2051[8]		327	278
Freddie Mac Pool #QC7814 2.50% 10/1/2051[8]		27	23
Freddie Mac Pool #RA6231 2.50% 11/1/2051[8]		1,993	1,690
Freddie Mac Pool #QC9944 2.50% 11/1/2051[8]		1,474	1,251
Freddie Mac Pool #QD1746 2.50% 11/1/2051[8]		933	792
Freddie Mac Pool #QC9788 2.50% 11/1/2051[8]		930	790
Freddie Mac Pool #QD1523 2.50% 11/1/2051[8]		218	185
Freddie Mac Pool #RA6483 2.50% 12/1/2051[8]		6,952	5,934
Freddie Mac Pool #RA7081 2.50% 12/1/2051[8]		2,698	2,288
Freddie Mac Pool #QD3362 2.50% 12/1/2051[8]		854	725
Freddie Mac Pool #RA6433 2.50% 12/1/2051[8]		43	37
Freddie Mac Pool #RA6485 3.00% 12/1/2051[8]		1,935	1,701
Freddie Mac Pool #RA6428 3.00% 12/1/2051[8]		420	369
Freddie Mac Pool #SD0853 2.50% 1/1/2052[8]		5,650	4,790
Freddie Mac Pool #SD7552 2.50% 1/1/2052[8]		2,429	2,077
Freddie Mac Pool #SD0854 2.50% 1/1/2052[8]		1,987	1,688
Freddie Mac Pool #RA6615 2.50% 1/1/2052[8]		600	510
Freddie Mac Pool #QD5254 2.50% 1/1/2052[8]		597	507
Freddie Mac Pool #SD8194 2.50% 2/1/2052[8]		642	545
Freddie Mac Pool #QD9066 2.50% 2/1/2052[8]		501	426

134	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QD6379 2.50% 2/1/2052[8]	USD	97	$83
Freddie Mac Pool #QD6971 2.50% 2/1/2052[8]		63	54
Freddie Mac Pool #QD7312 2.50% 2/1/2052[8]		32	27
Freddie Mac Pool #RA6806 3.00% 2/1/2052[8]		2,000	1,758
Freddie Mac Pool #QD6948 3.00% 2/1/2052[8]		1,906	1,676
Freddie Mac Pool #RA6608 3.00% 2/1/2052[8]		954	838
Freddie Mac Pool #QD7089 3.50% 2/1/2052[8]		1,195	1,089
Freddie Mac Pool #QD8976 2.50% 3/1/2052[8]		952	809
Freddie Mac Pool #QE0957 2.50% 3/1/2052[8]		875	743
Freddie Mac Pool #RA6959 2.50% 3/1/2052[8]		766	651
Freddie Mac Pool #QE0615 2.50% 3/1/2052[8]		606	515
Freddie Mac Pool #SD8200 2.50% 3/1/2052[8]		437	371
Freddie Mac Pool #QD8152 2.50% 3/1/2052[8]		367	312
Freddie Mac Pool #QD8673 3.00% 3/1/2052[8]		1,542	1,356
Freddie Mac Pool #RA6992 3.00% 3/1/2052[8]		1,097	964
Freddie Mac Pool #SD8205 2.50% 4/1/2052[8]		6,581	5,582
Freddie Mac Pool #QD9911 2.50% 4/1/2052[8]		2,676	2,269
Freddie Mac Pool #QE0800 2.50% 4/1/2052[8]		2,628	2,231
Freddie Mac Pool #QE0170 2.50% 4/1/2052[8]		1,711	1,451
Freddie Mac Pool #QE3079 2.50% 4/1/2052[8]		932	792
Freddie Mac Pool #QD9907 2.50% 4/1/2052[8]		850	722
Freddie Mac Pool #QE0407 2.50% 4/1/2052[8]		769	653
Freddie Mac Pool #QE5290 2.50% 4/1/2052[8]		740	628
Freddie Mac Pool #QE0025 2.50% 4/1/2052[8]		549	466
Freddie Mac Pool #QE0799 2.50% 4/1/2052[8]		123	105
Freddie Mac Pool #SD7554 2.50% 4/1/2052[8]		94	80
Freddie Mac Pool #QE2101 2.50% 4/1/2052[8]		45	38
Freddie Mac Pool #SD8206 3.00% 4/1/2052[8]		800	703
Freddie Mac Pool #RA7063 3.50% 4/1/2052[8]		22,000	20,028
Freddie Mac Pool #QE2352 2.50% 5/1/2052[8]		40	34
Freddie Mac Pool #QE1793 3.00% 5/1/2052[8]		1,910	1,679
Freddie Mac Pool #QE3080 3.00% 5/1/2052[8]		400	351
Freddie Mac Pool #RA7386 3.50% 5/1/2052[8]		7,332	6,669
Freddie Mac Pool #SD8220 3.00% 6/1/2052[8]		4,451	3,913
Freddie Mac Pool #QE4383 4.00% 6/1/2052[8]		2,336	2,193
Freddie Mac Pool #QE6097 2.50% 7/1/2052[8]		83	71
Freddie Mac Pool #QE5714 3.50% 7/1/2052[8]		4,000	3,639
Freddie Mac Pool #QE6274 3.50% 7/1/2052[8]		4,000	3,638
Freddie Mac Pool #SD8226 3.50% 7/1/2052[8]		2,667	2,426
Freddie Mac Pool #QE5983 3.50% 7/1/2052[8]		2,000	1,819
Freddie Mac Pool #QE7680 4.50% 7/1/2052[8]		2,533	2,441
Freddie Mac Pool #RA7747 2.50% 8/1/2052[8]		2,681	2,273
Freddie Mac Pool #QE8026 2.50% 8/1/2052[8]		1,675	1,421
Freddie Mac Pool #SD8234 2.50% 8/1/2052[8]		32	27
Freddie Mac Pool #RA7749 3.50% 8/1/2052[8]		13,390	12,181
Freddie Mac Pool #QE9057 4.00% 8/1/2052[8]		1,231	1,156
Freddie Mac Pool #QE7157 4.00% 8/1/2052[8]		224	210
Freddie Mac Pool #SD1576 5.00% 8/1/2052[8]		3,206	3,165
Freddie Mac Pool #SD8262 2.50% 9/1/2052[8]		9,650	8,185
Freddie Mac Pool #QF0923 2.50% 9/1/2052[8]		597	506
Freddie Mac Pool #SD8242 3.00% 9/1/2052[8]		17,971	15,797
Freddie Mac Pool #SD8243 3.50% 9/1/2052[8]		4,039	3,675
Freddie Mac Pool #SD8244 4.00% 9/1/2052[8]		4,000	3,756
Freddie Mac Pool #QE9625 4.00% 9/1/2052[8]		1,586	1,489
Freddie Mac Pool #QF0152 4.50% 9/1/2052[8]		1,531	1,475
Freddie Mac Pool #SD8246 5.00% 9/1/2052[8]		79,771	78,743
Freddie Mac Pool #RA7938 5.00% 9/1/2052[8]		1,321	1,304
Freddie Mac Pool #QF1751 2.50% 10/1/2052[8]		946	803
Freddie Mac Pool #SD8271 2.50% 10/1/2052[8]		579	491
Freddie Mac Pool #QF1464 4.00% 10/1/2052[8]		1,521	1,429
Freddie Mac Pool #QF1489 4.00% 10/1/2052[8]		1,281	1,203

American Funds Insurance Series	135

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8256 4.00% 10/1/2052[8]	USD	1,000	$939
Freddie Mac Pool #QF1925 4.00% 10/1/2052[8]		1,000	939
Freddie Mac Pool #SD8257 4.50% 10/1/2052[8]		53,823	51,858
Freddie Mac Pool #QF3304 5.00% 10/1/2052[8]		3,694	3,646
Freddie Mac Pool #SD8291 2.50% 11/1/2052[8]		855	725
Freddie Mac Pool #SD8283 2.50% 11/1/2052[8]		634	538
Freddie Mac Pool #SD8273 3.50% 11/1/2052[8]		4,000	3,639
Freddie Mac Pool #SD8264 3.50% 11/1/2052[8]		4,000	3,639
Freddie Mac Pool #QF3364 4.00% 11/1/2052[8]		2,477	2,326
Freddie Mac Pool #SD8265 4.00% 11/1/2052[8]		251	235
Freddie Mac Pool #SD8266 4.50% 11/1/2052[8]		4	3
Freddie Mac Pool #SD8275 4.50% 12/1/2052[8]		1,295	1,248
Freddie Mac Pool #SD8276 5.00% 12/1/2052[8]		6,999	6,909
Freddie Mac Pool #SD8281 6.50% 12/1/2052[8]		14,617	14,994
Freddie Mac Pool #SD8284 3.00% 1/1/2053[8]		11,360	9,985
Freddie Mac Pool #SD8285 3.50% 1/1/2053[8]		5,499	5,003
Freddie Mac Pool #SD8286 4.00% 1/1/2053[8]		336	315
Freddie Mac Pool #SD8288 5.00% 1/1/2053[8]		3,778	3,729
Freddie Mac Pool #SD8282 6.50% 1/1/2053[8]		706	724
Freddie Mac, Series T041, Class 3A, 4.402% 7/25/2032[8,9]		187	179
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 8/25/2025[8,9]		9,778	9,538
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2/25/2026[8]		7,370	7,077
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 4/25/2028[8]		3,237	3,158
Freddie Mac, Series K143, Class A2, Multi Family, 2.35% 6/25/2032[8]		19,961	16,758
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[8,9]		2,646	2,476
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056[8,9]		1,149	1,082
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[8]		5,121	4,758
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[8,9]		5,074	4,744
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[8,9]		911	831
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[8]		755	684
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[8]		1,823	1,730
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[8]		1,942	1,757
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[8]		9,501	8,965
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[8]		5,448	5,052
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[8]		2,154	2,056
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029[8]		4,272	4,072
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029[8]		2,455	2,255
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[8]		2,682	2,465
Government National Mortgage Assn. 2.00% 1/1/2053[8,10]		68,784	57,662
Government National Mortgage Assn. 2.50% 1/1/2053[8,10]		5,866	5,085
Government National Mortgage Assn. 3.00% 1/1/2053[8,10]		83,663	74,514
Government National Mortgage Assn. 3.50% 1/1/2053[8,10]		16,502	15,165
Government National Mortgage Assn. 4.00% 1/1/2053[8,10]		3,200	3,029
Government National Mortgage Assn. 4.50% 1/1/2053[8,10]		33,456	32,460
Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048[8]		437	417
Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[8]		342	332
Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050[8]		204	200

136	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051[8]	USD	1,762	$1,734
Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051[8]		490	482
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[8]		1,260	1,193
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[8]		10,566	10,009
Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[8]		1,000	947
Uniform Mortgage-Backed Security 1.50% 1/1/2038[8,10]		25,420	22,012
Uniform Mortgage-Backed Security 2.50% 1/1/2038[8,10]		638	584
Uniform Mortgage-Backed Security 2.00% 1/1/2053[8,10]		108,193	88,062
Uniform Mortgage-Backed Security 4.00% 1/1/2053[8,10]		7,100	6,660
Uniform Mortgage-Backed Security 4.50% 1/1/2053[8,10]		9,560	9,203
Uniform Mortgage-Backed Security 5.00% 1/1/2053[8,10]		4,884	4,813
Uniform Mortgage-Backed Security 5.50% 1/1/2053[8,10]		60,890	61,059
Uniform Mortgage-Backed Security 6.00% 1/1/2053[8,10]		12,770	12,962
Uniform Mortgage-Backed Security 4.00% 2/1/2053[8,10]		15,948	14,963
Uniform Mortgage-Backed Security 5.00% 2/1/2053[8,10]		35,408	34,891
Uniform Mortgage-Backed Security 5.50% 2/1/2053[8,10]		16,800	16,838
Uniform Mortgage-Backed Security 6.00% 2/1/2053[8,10]		36,230	36,745
			1,739,465

Commercial mortgage-backed securities 0.44%
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[8]		2,909	2,435
Bank Commercial Mortgage Trust, Series 2022-BNK40, Class A4, 3.394% 3/15/2064[8,9]		2,550	2,246
Barclays Commercial Mortgage Securities, LLC, Series 2017-DELC, Class A, 5.293% 8/15/2036[6,8,9]		2,000	1,966
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051[8]		1,000	927
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053[8]		2,960	2,466
BX Trust, Series 2021-SDMF, Class A, (1-month USD-LIBOR + 0.589%) 4.907% 9/15/2034[6,8,9]		5,954	5,711
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[6,8,9]		4,505	4,346
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[6,8,9]		7,968	7,593
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 5.615% 10/15/2036[6,8,9]		5,968	5,613
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[6,8,9]		7,481	7,216
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 5.188% 6/15/2038[6,8,9]		1,351	1,290
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 5.418% 6/15/2038[6,8,9]		1,220	1,156
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 5.168% 11/15/2038[6,8,9]		5,254	5,063
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 4/10/2048[8]		470	459
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/2050[8]		4,735	4,540
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 11/15/2048[8]		780	758
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[6,8,9]		1,537	1,495
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 5.698% 7/15/2038[6,8,9]		1,403	1,351
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 6.018% 7/15/2038[6,8,9]		1,465	1,410
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[6,8]		3,795	2,918
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[8]		2,489	2,059
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[6,8]		1,964	1,682
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[6,8]		868	708
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[6,8,9]		523	407

American Funds Insurance Series	137

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 3/5/2042[6,8]	USD	1,431	$1,171
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[6,8,9]		1,236	1,184
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD-LIBOR + 1.40%) 5.718% 10/15/2038[6,8,9]		1,904	1,803
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[6,8]		13,772	11,780
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 5.119% 4/15/2026[6,8,9]		3,950	3,837
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 12/15/2047[8]		556	541
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 4/15/2048[8]		467	454
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[6,8]		2,194	1,756
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[6,8,9]		4,808	4,631
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 5.336% 1/15/2039[6,8,9]		10,709	10,352
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 7.125% 11/15/2027[6,8,9]		6,379	6,373
			109,697

Collateralized mortgage-backed obligations (privately originated) 0.12%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[6,8,9]		1,101	870
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 5.989% 7/25/2029[6,8,9]		496	496
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 10/25/2068[6,8,9]		1,181	1,140
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 4.678% 10/25/2041[6,8,9]		192	190
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[6,8]		4,096	3,664
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[6,8,9]		2,081	1,788
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034[8]		148	141
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[6,8]		2,051	2,196
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[6,8]		6,250	6,425
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (1-month USD-LIBOR + 3.30%) 7.689% 10/25/2027[8,9]		235	237
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[6,8,9]		996	998
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[6,8]		4,304	3,724
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 6.25% 11/25/2059[6,8,9]		1,042	1,042
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034[8]		314	300
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[6,8,9]		4,040	3,909
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[6,8,9]		2,784	2,248
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 10/25/2063[6,8,9]		355	328
			29,696

Total mortgage-backed obligations			1,878,858

U.S. Treasury bonds & notes 6.52%
U.S. Treasury 4.53%
U.S. Treasury 0.125% 2/28/2023		44,825	44,537
U.S. Treasury 2.50% 5/15/2024		700	679
U.S. Treasury 2.50% 5/31/2024		100,000	97,016
U.S. Treasury 3.25% 8/31/2024		22,613	22,143
U.S. Treasury 1.50% 9/30/2024		907	862
U.S. Treasury 4.50% 11/30/2024		760	760

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.00% 12/15/2024	USD	10,725	$10,038
U.S. Treasury 3.00% 7/15/2025		3,165	3,066
U.S. Treasury 4.00% 12/15/2025		32,029	31,829
U.S. Treasury 0.375% 1/31/2026		45,000	40,052
U.S. Treasury 0.50% 2/28/2026		42,515	37,903
U.S. Treasury 1.625% 5/15/2026		1,500	1,381
U.S. Treasury 1.50% 8/15/2026		500	456
U.S. Treasury 0.75% 8/31/2026		52	46
U.S. Treasury 0.875% 9/30/2026		565	502
U.S. Treasury 1.125% 10/31/2026		471	421
U.S. Treasury 1.125% 2/28/2027		762	678
U.S. Treasury 2.375% 5/15/2027		880	820
U.S. Treasury 2.625% 5/31/2027		96,250	90,738
U.S. Treasury 0.50% 6/30/2027		36,300	31,057
U.S. Treasury 4.125% 9/30/2027		90,000	90,345
U.S. Treasury 3.875% 11/30/2027		39,923	39,707
U.S. Treasury 0.625% 12/31/2027		7,109	6,025
U.S. Treasury 2.875% 5/15/2028		5,217	4,926
U.S. Treasury 1.25% 9/30/2028		3,142	2,699
U.S. Treasury 1.50% 11/30/2028		50,000	43,417
U.S. Treasury 1.375% 12/31/2028		10,900	9,398
U.S. Treasury 2.875% 4/30/2029		50,000	46,843
U.S. Treasury 3.875% 11/30/2029		1,662	1,651
U.S. Treasury 1.50% 2/15/2030		36,651	31,236
U.S. Treasury 0.625% 5/15/2030		20,225	16,012
U.S. Treasury 2.875% 5/15/2032		50,000	46,102
U.S. Treasury 4.125% 11/15/2032		96,356	98,276
U.S. Treasury 1.125% 5/15/2040		62,775	39,393
U.S. Treasury 1.375% 11/15/2040		52,695	34,328
U.S. Treasury 1.75% 8/15/2041		47,854	32,834
U.S. Treasury 2.00% 11/15/2041		1,181	846
U.S. Treasury 4.00% 11/15/2042		21,751	21,312
U.S. Treasury 2.50% 2/15/2046		3,755	2,822
U.S. Treasury 3.00% 5/15/2047		9,355	7,690
U.S. Treasury 3.00% 2/15/2048		336	277
U.S. Treasury 2.00% 2/15/2050		13,825	9,184
U.S. Treasury 1.375% 8/15/2050		12,500	6,993
U.S. Treasury 2.375% 5/15/2051		4,757	3,430
U.S. Treasury 2.00% 8/15/2051		1,356	893
U.S. Treasury 2.25% 2/15/2052[11]		72,025	50,351
U.S. Treasury 3.00% 8/15/2052[11]		73,627	61,049
			1,123,023

U.S. Treasury inflation-protected securities 1.99%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[12]		22,067	21,475
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[12]		76,769	74,363
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[12]		98,718	95,142
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[12]		25,161	24,151
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[12]		4,649	4,467
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[12]		3,905	3,711
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[12]		43,574	40,962
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[12]		15,266	14,319
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[12]		50,295	50,231
U.S. Treasury Inflation-Protected Security 0.75% 7/15/2028[12]		20,774	19,790
U.S. Treasury Inflation-Protected Security 0.875% 1/15/2029[12]		23,419	22,309

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[12]	USD	27,071	$24,019
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[12]		60,545	52,974
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[12]		55,158	46,174
			494,087

Total U.S. Treasury bonds & notes			1,617,110

Corporate bonds, notes & loans 5.63%
Financials 1.27%
ACE INA Holdings, Inc. 3.35% 5/3/2026		880	843
ACE INA Holdings, Inc. 4.35% 11/3/2045		400	348
Advisor Group Holdings, LLC 6.25% 3/1/2028[6]		4,470	4,115
AerCap Ireland Capital DAC 2.45% 10/29/2026		5,457	4,779
AerCap Ireland Capital DAC 3.00% 10/29/2028		4,501	3,779
AerCap Ireland Capital DAC 3.30% 1/30/2032		2,838	2,226
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,970	1,400
AG Merger Sub II, Inc. 10.75% 8/1/2027[6]		2,420	2,453
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[6]		1,072	1,083
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[6,13]		7,750	7,899
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[6]		2,100	1,884
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[6]		2,295	1,890
Ally Financial, Inc. 8.00% 11/1/2031		3,000	3,127
American International Group, Inc. 2.50% 6/30/2025		10,533	9,926
AmWINS Group, Inc. 4.875% 6/30/2029[6]		1,348	1,145
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[6]		1,250	1,034
Banco Santander, SA 5.147% 8/18/2025		2,400	2,376
Bangkok Bank PCL 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[13]		2,428	2,034
Bank of America Corp. 3.55% 3/5/2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[13]		6,000	5,978
Bank of America Corp. 1.197% 10/24/2026 (USD-SOFR + 1.01% on 10/24/2025)[13]		2,500	2,225
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[13]		1,565	1,373
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[13]		2,345	2,127
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[13]		1,000	766
Bank of Nova Scotia 1.625% 5/1/2023		5,000	4,948
Berkshire Hathaway, Inc. 2.75% 3/15/2023		1,615	1,608
Berkshire Hathaway, Inc. 3.125% 3/15/2026		500	480
Blackstone Private Credit Fund 7.05% 9/29/2025[6]		2,510	2,493
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[6,13]		2,400	1,961
Castlelake Aviation Finance DAC 5.00% 4/15/2027[6]		3,370	2,937
Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)[13]		8,000	8,043
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[13]		3,254	2,743
CME Group, Inc. 3.75% 6/15/2028		3,425	3,297
Coinbase Global, Inc. 3.375% 10/1/2028[6]		2,625	1,391
Coinbase Global, Inc. 3.625% 10/1/2031[6]		2,875	1,388
Compass Diversified Holdings 5.25% 4/15/2029[6]		820	703
Compass Diversified Holdings 5.00% 1/15/2032[6]		715	569
Corebridge Financial, Inc. 3.50% 4/4/2025[6]		642	616
Corebridge Financial, Inc. 3.65% 4/5/2027[6]		914	853
Corebridge Financial, Inc. 3.85% 4/5/2029[6]		621	567
Corebridge Financial, Inc. 3.90% 4/5/2032[6]		351	307
Corebridge Financial, Inc. 4.35% 4/5/2042[6]		203	167
Corebridge Financial, Inc. 4.40% 4/5/2052[6]		489	390
Crédit Agricole SA 4.375% 3/17/2025[6]		850	822
Credit Suisse Group AG 3.80% 6/9/2023		1,875	1,826
Credit Suisse Group AG 4.207% 6/12/2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[6,13]		4,500	4,388
Credit Suisse Group AG 3.625% 9/9/2024		1,500	1,400
Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[6,13]		1,568	1,387
Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[6,13]		1,250	1,069

140	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Credit Suisse Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[6,13]	USD	800	$642
Danske Bank AS 3.773% 3/28/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)[6,13]		6,000	5,817
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[13]		2,212	1,954
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[13]		2,788	2,367
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[13]		5,000	4,257
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[3,9,14]		709	616
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[3,14]		945	758
DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[6,13]		7,750	7,758
FS Energy and Power Fund 7.50% 8/15/2023[6]		1,995	2,001
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[13]		2,198	1,925
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[13]		4,000	3,567
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[13]		390	357
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[13]		2,323	1,858
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[13]		2,000	1,448
Groupe BPCE SA 2.75% 1/11/2023[6]		600	600
Groupe BPCE SA 5.70% 10/22/2023[6]		2,250	2,234
Groupe BPCE SA 5.15% 7/21/2024[6]		3,710	3,634
Groupe BPCE SA 1.00% 1/20/2026[6]		3,000	2,633
Hightower Holding, LLC 6.75% 4/15/2029[6]		870	731
HSBC Holdings PLC 4.25% 3/14/2024		3,000	2,948
HSBC Holdings PLC 2.633% 11/7/2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[13]		625	587
HSBC Holdings PLC 2.099% 6/4/2026 (USD-SOFR + 1.929% on 6/4/2025)[13]		3,000	2,733
HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[13]		1,500	1,316
Intercontinental Exchange, Inc. 2.65% 9/15/2040		7,425	5,166
Intesa Sanpaolo SpA 3.375% 1/12/2023[6]		750	750
Intesa Sanpaolo SpA 5.017% 6/26/2024[6]		1,730	1,664
Intesa Sanpaolo SpA 3.25% 9/23/2024[6]		750	712
Intesa Sanpaolo SpA 3.875% 7/14/2027[6]		300	268
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[6,13]		4,600	4,680
JPMorgan Chase & Co. 3.559% 4/23/2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[13]		4,725	4,694
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[13]		6,000	5,831
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[13]		4,000	3,826
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[13]		3,740	3,652
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[13]		299	278
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[13]		3,982	3,803
Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[13]		1,222	1,077
Lloyds Banking Group PLC 4.05% 8/16/2023		2,000	1,987
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[13]		800	693
LPL Holdings, Inc. 4.625% 11/15/2027[6]		2,700	2,527
LPL Holdings, Inc. 4.375% 5/15/2031[6]		1,805	1,537
Marsh & McLennan Companies, Inc. 3.875% 3/15/2024		820	809
Marsh & McLennan Companies, Inc. 4.375% 3/15/2029		1,705	1,651
Marsh & McLennan Companies, Inc. 4.90% 3/15/2049		719	665
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		920	594
MGIC Investment Corp. 5.25% 8/15/2028		1,175	1,085
Morgan Stanley 3.737% 4/24/2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[13]		300	298
Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[13]		2,450	2,410

American Funds Insurance Series	141

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Morgan Stanley 3.125% 7/27/2026	USD	325	$304
MSCI, Inc. 3.625% 11/1/2031[6]		2,225	1,843
National Australia Bank, Ltd. 1.887% 1/12/2027[6]		5,000	4,450
Navient Corp. 5.50% 1/25/2023		1,594	1,594
Navient Corp. 6.125% 3/25/2024		8,030	7,879
Navient Corp. 5.875% 10/25/2024		1,005	974
Navient Corp. 6.75% 6/15/2026		300	285
Navient Corp. 5.50% 3/15/2029		5,980	4,888
New York Life Global Funding 2.35% 7/14/2026[6]		590	544
Northwestern Mutual Global Funding 1.75% 1/11/2027[6]		2,500	2,211
OneMain Finance Corp. 3.875% 9/15/2028		756	602
Owl Rock Capital Corp. 4.00% 3/30/2025		102	96
Owl Rock Capital Corp. 3.75% 7/22/2025		2,874	2,658
Owl Rock Capital Corp. 3.40% 7/15/2026		1,290	1,128
Owl Rock Capital Corp. II 4.625% 11/26/2024[6]		2,305	2,194
Owl Rock Capital Corp. III 3.125% 4/13/2027		2,520	2,078
Owl Rock Core Income Corp. 4.70% 2/8/2027		2,500	2,258
Oxford Finance, LLC 6.375% 2/1/2027[6]		1,125	1,049
PNC Financial Services Group, Inc. 3.90% 4/29/2024		2,000	1,977
Power Financial Corp., Ltd. 5.25% 8/10/2028		383	373
Power Financial Corp., Ltd. 6.15% 12/6/2028		350	356
Power Financial Corp., Ltd. 4.50% 6/18/2029		554	513
Power Financial Corp., Ltd. 3.95% 4/23/2030		1,213	1,067
Prudential Financial, Inc. 4.35% 2/25/2050		2,205	1,879
Prudential Financial, Inc. 3.70% 3/13/2051		755	580
Quicken Loans, LLC 3.625% 3/1/2029[6]		1,505	1,195
Rabobank Nederland 4.375% 8/4/2025		4,500	4,397
Rocket Mortgage, LLC 2.875% 10/15/2026[6]		2,110	1,812
Royal Bank of Canada 1.15% 6/10/2025		4,711	4,316
Ryan Specialty Group, LLC 4.375% 2/1/2030[6]		270	234
Springleaf Finance Corp. 6.125% 3/15/2024		2,550	2,472
Starwood Property Trust, Inc. 5.50% 11/1/2023[6]		1,160	1,152
Starwood Property Trust, Inc. 4.375% 1/15/2027[6]		1,540	1,350
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[6,13]		2,800	2,591
Toronto-Dominion Bank 2.65% 6/12/2024		625	605
Toronto-Dominion Bank 0.75% 9/11/2025		5,375	4,803
Toronto-Dominion Bank 1.25% 9/10/2026		2,425	2,124
Toronto-Dominion Bank 1.95% 1/12/2027		2,500	2,231
Toronto-Dominion Bank 2.45% 1/12/2032		1,500	1,219
Travelers Companies, Inc. 4.00% 5/30/2047		860	699
U.S. Bancorp 2.375% 7/22/2026		4,000	3,696
UBS Group AG 4.125% 9/24/2025[6]		2,750	2,677
UniCredit SpA 4.625% 4/12/2027[6]		625	586
Wells Fargo & Company 2.164% 2/11/2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[13]		8,000	7,464
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[13]		4,337	4,024
Westpac Banking Corp. 2.75% 1/11/2023		1,750	1,749
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[13]		3,000	2,753
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[13]		3,325	2,478
Westpac Banking Corp. 2.963% 11/16/2040		1,500	996
			315,964

Energy 0.62%
Altera Infrastructure, LP 8.50% 7/15/2023[3,6,15]		3,550	663
Antero Midstream Partners, LP 5.375% 6/15/2029[6]		2,170	1,987
Antero Resources Corp. 7.625% 2/1/2029[6]		955	962
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[6]		2,000	1,943

142	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[6]	USD	1,270	$1,134
Bonanza Creek Energy, Inc. 5.00% 10/15/2026[6]		480	439
BP Capital Markets America, Inc. 2.772% 11/10/2050		681	438
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		961	895
Canadian Natural Resources, Ltd. 4.95% 6/1/2047		1,559	1,360
Cheniere Energy, Inc. 4.625% 10/15/2028		4,645	4,207
Chesapeake Energy Corp. 4.875% 4/15/2022[15]		7,225	163
Chesapeake Energy Corp. 5.50% 2/1/2026[6]		685	662
Chesapeake Energy Corp. 5.875% 2/1/2029[6]		2,240	2,126
CNX Midstream Partners, LP 4.75% 4/15/2030[6]		1,055	867
CNX Resources Corp. 7.25% 3/14/2027[6]		1,725	1,715
CNX Resources Corp. 6.00% 1/15/2029[6]		2,675	2,465
CNX Resources Corp. 7.375% 1/15/2031[6]		553	531
Comstock Resources, Inc. 5.875% 1/15/2030[6]		450	387
Constellation Oil Services Holding SA 13.50% 6/30/2025[3,6]		1,120	1,120
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[16]		434	257
Crestwood Midstream Partners, LP 8.00% 4/1/2029[6]		4,265	4,250
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[6,9,16]		204	194
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[16]		185	176
DT Midstream, Inc. 4.375% 6/15/2031[6]		1,680	1,412
Enbridge Energy Partners, LP, Series B, 7.50% 4/15/2038		300	331
Enbridge, Inc. 4.00% 10/1/2023		278	276
Enbridge, Inc. 2.50% 1/15/2025		300	284
Enbridge, Inc. 3.70% 7/15/2027		62	58
Energy Transfer Operating, LP 5.00% 5/15/2050		1,869	1,502
Energy Transfer Partners, LP 4.50% 4/15/2024		1,210	1,193
Energy Transfer Partners, LP 4.75% 1/15/2026		2,494	2,432
Enterprise Products Operating, LLC 4.90% 5/15/2046		500	437
EQM Midstream Partners, LP 4.125% 12/1/2026		686	612
EQM Midstream Partners, LP 6.50% 7/1/2027[6]		1,690	1,618
EQM Midstream Partners, LP 5.50% 7/15/2028		3,088	2,767
EQM Midstream Partners, LP 7.50% 6/1/2030[6]		642	619
EQM Midstream Partners, LP 4.75% 1/15/2031[6]		1,635	1,340
EQT Corp. 5.00% 1/15/2029		340	320
EQT Corp. 7.25% 2/1/2030[13]		1,110	1,153
EQT Corp. 3.625% 5/15/2031[6]		400	340
Equinor ASA 3.00% 4/6/2027		4,000	3,739
Equinor ASA 3.625% 9/10/2028		3,685	3,494
Exxon Mobil Corp. 2.019% 8/16/2024		643	615
Exxon Mobil Corp. 2.44% 8/16/2029		1,963	1,719
Exxon Mobil Corp. 3.452% 4/15/2051		1,000	758
Genesis Energy, LP 6.50% 10/1/2025		4,280	4,097
Genesis Energy, LP 6.25% 5/15/2026		1,805	1,654
Genesis Energy, LP 8.00% 1/15/2027		4,612	4,362
Genesis Energy, LP 7.75% 2/1/2028		470	433
Halliburton Company 3.80% 11/15/2025		6	6
Harvest Midstream I, LP 7.50% 9/1/2028[6]		850	813
Hess Midstream Operations, LP 4.25% 2/15/2030[6]		960	822
Hess Midstream Operations, LP 5.50% 10/15/2030[6]		400	366
Hess Midstream Partners, LP 5.125% 6/15/2028[6]		2,155	1,997
Hilcorp Energy I, LP 6.00% 4/15/2030[6]		350	312
Hilcorp Energy I, LP 6.00% 2/1/2031[6]		460	398
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 4/15/2027[6]		545	536
Kinder Morgan, Inc. 5.45% 8/1/2052		1,238	1,118
Marathon Oil Corp. 4.40% 7/15/2027		1,005	961
MPLX, LP 4.125% 3/1/2027		500	473
MPLX, LP 2.65% 8/15/2030		4,273	3,472
MPLX, LP 4.50% 4/15/2038		750	635
MPLX, LP 4.70% 4/15/2048		1,101	874
New Fortress Energy, Inc. 6.75% 9/15/2025[6]		1,065	1,010
New Fortress Energy, Inc. 6.50% 9/30/2026[6]		2,435	2,266

American Funds Insurance Series	143

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
NGL Energy Operating, LLC 7.50% 2/1/2026[6]	USD	14,165	$12,637
NGL Energy Partners, LP 6.125% 3/1/2025		3,422	2,794
Oasis Petroleum, Inc. 6.375% 6/1/2026[6]		1,945	1,897
ONEOK, Inc. 5.85% 1/15/2026		347	352
Parkland Corp. 4.625% 5/1/2030[6]		1,035	858
Petróleos Mexicanos 6.875% 10/16/2025		3,755	3,682
Petróleos Mexicanos 5.35% 2/12/2028		1,870	1,578
Petróleos Mexicanos 6.75% 9/21/2047		1,996	1,278
Pioneer Natural Resources Company 2.15% 1/15/2031		1,669	1,323
Plains All American Pipeline, LP 3.80% 9/15/2030		113	98
Range Resources Corp. 8.25% 1/15/2029		1,040	1,073
Range Resources Corp. 4.75% 2/15/2030[6]		1,670	1,474
Rockies Express Pipeline, LLC 4.95% 7/15/2029[6]		2,689	2,421
Southwestern Energy Co. 7.75% 10/1/2027		2,450	2,501
Southwestern Energy Co. 8.375% 9/15/2028		395	408
Southwestern Energy Co. 5.375% 2/1/2029		1,355	1,258
Southwestern Energy Co. 5.375% 3/15/2030		1,945	1,778
Southwestern Energy Co. 4.75% 2/1/2032		960	822
Statoil ASA 3.25% 11/10/2024		2,850	2,780
Statoil ASA 4.25% 11/23/2041		2,000	1,769
Sunoco, LP 4.50% 5/15/2029		1,050	920
Sunoco, LP 4.50% 4/30/2030		1,255	1,091
Targa Resources Partners, LP 5.50% 3/1/2030		2,260	2,130
Total SE 2.986% 6/29/2041		88	66
TransCanada PipeLines, Ltd. 4.25% 5/15/2028		1,090	1,034
TransCanada PipeLines, Ltd. 4.10% 4/15/2030		598	549
TransCanada PipeLines, Ltd. 4.75% 5/15/2038		2,000	1,790
TransCanada PipeLines, Ltd. 4.875% 5/15/2048		700	615
Valero Energy Corp. 4.00% 4/1/2029		4,000	3,773
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[6]		840	717
Weatherford International, Ltd. 11.00% 12/1/2024[6]		497	509
Weatherford International, Ltd. 6.50% 9/15/2028[6]		2,380	2,337
Weatherford International, Ltd. 8.625% 4/30/2030[6]		7,690	7,398
Western Gas Partners, LP 4.50% 3/1/2028		3,018	2,785
Western Midstream Operating, LP 4.30% 2/1/2030[13]		1,125	985
Williams Companies, Inc. 3.50% 11/15/2030		1,094	959
			153,004

Health care 0.60%
AbbVie, Inc. 3.80% 3/15/2025		206	201
AbbVie, Inc. 2.95% 11/21/2026		1,445	1,346
AdaptHealth, LLC 5.125% 3/1/2030[6]		830	708
AmerisourceBergen Corp. 0.737% 3/15/2023		1,291	1,280
Amgen, Inc. 4.40% 2/22/2062		1,697	1,352
Anthem, Inc. 2.375% 1/15/2025		818	777
AstraZeneca Finance, LLC 1.20% 5/28/2026		3,786	3,375
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,871	1,609
AstraZeneca Finance, LLC 2.25% 5/28/2031		742	619
AstraZeneca PLC 3.375% 11/16/2025		1,140	1,101
Bausch Health Companies, Inc. 5.00% 1/30/2028[6]		1,735	836
Bausch Health Companies, Inc. 4.875% 6/1/2028[6]		7,450	4,753
Bausch Health Companies, Inc. 5.00% 2/15/2029[6]		1,000	481
Baxter International, Inc. 1.322% 11/29/2024		7,109	6,623
Baxter International, Inc. 1.915% 2/1/2027		4,739	4,208
Baxter International, Inc. 2.272% 12/1/2028		3,180	2,718
Bayer US Finance II, LLC 3.875% 12/15/2023[6]		1,685	1,661
Becton, Dickinson and Company 3.363% 6/6/2024		198	194
Boston Scientific Corp. 3.45% 3/1/2024		313	307
Centene Corp. 4.25% 12/15/2027		565	531
Centene Corp. 2.45% 7/15/2028		1,325	1,121

144	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Centene Corp. 4.625% 12/15/2029	USD	1,265	$1,159
Cigna Corp. 3.75% 7/15/2023		245	243
Community Health Systems, Inc. 5.625% 3/15/2027[6]		1,960	1,684
Community Health Systems, Inc. 5.25% 5/15/2030[6]		3,675	2,778
Eli Lilly and Company 3.375% 3/15/2029		1,353	1,269
GlaxoSmithKline PLC 3.625% 5/15/2025		2,825	2,761
HCA, Inc. 3.375% 3/15/2029[6]		804	708
HCA, Inc. 3.50% 9/1/2030		4,050	3,503
HCA, Inc. 3.625% 3/15/2032[6]		1,000	849
HCA, Inc. 4.375% 3/15/2042[6]		1,500	1,201
HCA, Inc. 4.625% 3/15/2052[6]		1,450	1,135
Jazz Securities DAC 4.375% 1/15/2029[6]		1,975	1,764
Merck & Co., Inc. 1.90% 12/10/2028		600	516
Merck & Co., Inc. 2.75% 12/10/2051		1,103	742
Molina Healthcare, Inc. 4.375% 6/15/2028[6]		440	402
Molina Healthcare, Inc. 3.875% 11/15/2030[6]		2,899	2,461
Molina Healthcare, Inc. 3.875% 5/15/2032[6]		3,855	3,207
Novant Health, Inc. 3.168% 11/1/2051		3,750	2,608
Novartis Capital Corp. 1.75% 2/14/2025		1,250	1,179
Novartis Capital Corp. 2.00% 2/14/2027		2,386	2,174
Owens & Minor, Inc. 4.375% 12/15/2024		5,615	5,436
Owens & Minor, Inc. 4.50% 3/31/2029[6]		4,175	3,334
Par Pharmaceutical, Inc. 7.50% 4/1/2027[6]		7,303	5,566
Pfizer, Inc. 2.95% 3/15/2024		219	214
Shire PLC 2.875% 9/23/2023		1,365	1,342
Summa Health 3.511% 11/15/2051		1,655	1,123
Tenet Healthcare Corp. 4.875% 1/1/2026[6]		11,225	10,638
Tenet Healthcare Corp. 4.25% 6/1/2029[6]		2,060	1,788
Tenet Healthcare Corp. 4.375% 1/15/2030[6]		1,925	1,670
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		7,016	6,891
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		935	931
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		17,790	15,594
Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029		7,495	6,684
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		3,550	2,178
UnitedHealth Group, Inc. 1.15% 5/15/2026		2,610	2,334
UnitedHealth Group, Inc. 5.30% 2/15/2030		2,500	2,582
UnitedHealth Group, Inc. 2.00% 5/15/2030		974	806
UnitedHealth Group, Inc. 4.20% 5/15/2032		767	730
UnitedHealth Group, Inc. 3.05% 5/15/2041		3,875	2,928
UnitedHealth Group, Inc. 3.25% 5/15/2051		2,504	1,804
UnitedHealth Group, Inc. 4.75% 5/15/2052		1,250	1,161
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[6]		6,275	5,344
			149,222

Consumer discretionary 0.59%
Allied Universal Holdco, LLC 4.625% 6/1/2028[6]		1,660	1,374
Amazon.com, Inc. 2.70% 6/3/2060		2,765	1,679
American Honda Finance Corp. 3.50% 2/15/2028		750	702
Asbury Automotive Group, Inc. 4.625% 11/15/2029[6]		2,115	1,785
Atlas LuxCo 4 SARL 4.625% 6/1/2028[6]		1,065	865
Bayerische Motoren Werke AG 2.25% 9/15/2023[6]		300	294
Caesars Entertainment, Inc. 6.25% 7/1/2025[6]		2,815	2,741
Carnival Corp. 4.00% 8/1/2028[6]		3,875	3,167
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[6]		2,000	1,920
Daimler Trucks Finance North America, LLC 2.00% 12/14/2026[6]		2,400	2,118
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[6]		450	421
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[6]		1,350	1,137
Fertitta Entertainment, Inc. 4.625% 1/15/2029[6]		3,580	3,034
Fertitta Entertainment, Inc. 6.75% 1/15/2030[6]		1,790	1,447
First Student Bidco, Inc. 4.00% 7/31/2029[6]		1,300	1,077

American Funds Insurance Series	145

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Ford Motor Credit Company, LLC 5.125% 6/16/2025	USD	3,855	$3,714
Ford Motor Credit Company, LLC 4.542% 8/1/2026		2,455	2,266
Ford Motor Credit Company, LLC 2.70% 8/10/2026		2,110	1,835
General Motors Financial Co. 2.35% 2/26/2027		783	685
Hanesbrands, Inc. 4.875% 5/15/2026[6]		2,700	2,417
Hilton Grand Vacations Borrower 5.00% 6/1/2029[6]		3,580	3,083
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[6]		1,885	1,581
Home Depot, Inc. 1.50% 9/15/2028		3,000	2,556
Home Depot, Inc. 3.90% 12/6/2028		825	796
Home Depot, Inc. 2.95% 6/15/2029		4,000	3,627
Home Depot, Inc. 1.875% 9/15/2031		3,000	2,405
Home Depot, Inc. 4.25% 4/1/2046		2,000	1,742
Home Depot, Inc. 4.50% 12/6/2048		428	391
Hyundai Capital America 1.00% 9/17/2024[6]		3,025	2,797
Hyundai Capital America 1.50% 6/15/2026[6]		850	737
Hyundai Capital America 1.65% 9/17/2026[6]		3,075	2,707
Hyundai Capital America 2.375% 10/15/2027[6]		2,579	2,210
Hyundai Capital America 2.10% 9/15/2028[6]		3,075	2,529
International Game Technology PLC 6.50% 2/15/2025[6]		1,880	1,895
International Game Technology PLC 5.25% 1/15/2029[6]		6,490	6,059
KB Home 7.25% 7/15/2030		1,295	1,260
Kontoor Brands, Inc. 4.125% 11/15/2029[6]		910	745
Lindblad Expeditions, LLC 6.75% 2/15/2027[6]		775	704
Lithia Motors, Inc. 3.875% 6/1/2029[6]		2,900	2,388
Lithia Motors, Inc. 4.375% 1/15/2031[6]		1,025	836
Marriott International, Inc. 2.75% 10/15/2033		2,500	1,914
McDonald’s Corp. 4.60% 9/9/2032		1,275	1,251
Melco International Development, Ltd. 5.75% 7/21/2028[6]		1,710	1,433
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[6]		1,500	1,510
Mercedes-Benz Finance North America, LLC 5.25% 11/29/2027[6]		2,875	2,895
NCL Corp., Ltd. 5.875% 2/15/2027[6]		2,450	2,125
NCL Corp., Ltd. 7.75% 2/15/2029[6]		1,375	1,037
Neiman Marcus Group, LLC 7.125% 4/1/2026[6]		1,345	1,263
Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 8.061% 7/15/2025[6,9]		780	213
Party City Holdings, Inc. 8.75% 2/15/2026[6]		3,440	998
Penske Automotive Group, Inc. 3.75% 6/15/2029		1,375	1,118
Premier Entertainment Sub, LLC 5.625% 9/1/2029[6]		1,690	1,248
Premier Entertainment Sub, LLC 5.875% 9/1/2031[6]		1,690	1,198
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[6]		715	491
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[6]		2,423	2,604
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[6]		3,120	2,526
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[6]		3,520	2,855
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[6]		1,408	1,417
Sally Holdings, LLC 5.625% 12/1/2025		2,705	2,610
Sands China, Ltd. 5.625% 8/8/2025		1,302	1,247
Sands China, Ltd. 2.80% 3/8/2027[13]		2,075	1,780
Scientific Games Corp. 7.00% 5/15/2028[6]		750	717
Scientific Games Corp. 7.25% 11/15/2029[6]		2,240	2,154
Sonic Automotive, Inc. 4.625% 11/15/2029[6]		3,035	2,434
Sonic Automotive, Inc. 4.875% 11/15/2031[6]		1,325	1,043
Stellantis Finance US, Inc. 1.711% 1/29/2027[6]		2,200	1,891
Stellantis Finance US, Inc. 5.625% 1/12/2028[6]		2,500	2,480
Stellantis Finance US, Inc. 2.691% 9/15/2031[6]		2,150	1,646
Stellantis Finance US, Inc. 6.375% 9/12/2032[6]		2,000	1,980
Tempur Sealy International, Inc. 4.00% 4/15/2029[6]		850	715
The Gap, Inc. 3.625% 10/1/2029[6]		486	343
The Gap, Inc. 3.875% 10/1/2031[6]		323	226
Toyota Motor Credit Corp. 0.80% 1/9/2026		429	383
Toyota Motor Credit Corp. 1.90% 1/13/2027		2,500	2,234
Travel + Leisure Co. 4.50% 12/1/2029[6]		2,100	1,714
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[6]		3,770	3,734

146	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[6]	USD	3,845	$3,786
Volkswagen Group of America Finance, LLC 3.20% 9/26/2026[6]		3,201	2,972
Wheel Pros, Inc. 6.50% 5/15/2029[6]		1,750	621
Wyndham Destinations, Inc. 4.625% 3/1/2030[6]		1,300	1,080
Wyndham Worldwide Corp. 4.375% 8/15/2028[6]		2,255	2,027
Wynn Las Vegas, LLC 4.25% 5/30/2023[6]		2,193	2,165
			145,804

Communication services 0.53%
Alphabet, Inc. 1.998% 8/15/2026		3,000	2,762
Alphabet, Inc. 1.90% 8/15/2040		1,375	918
Alphabet, Inc. 2.25% 8/15/2060		1,265	719
AT&T, Inc. 3.50% 9/15/2053		5,140	3,492
CCO Holdings, LLC 4.75% 3/1/2030[6]		2,500	2,162
CCO Holdings, LLC 4.50% 8/15/2030[6]		3,500	2,899
CCO Holdings, LLC 4.25% 2/1/2031[6]		3,875	3,117
CCO Holdings, LLC 4.75% 2/1/2032[6]		2,150	1,747
CCO Holdings, LLC 4.50% 5/1/2032		2,710	2,162
Charter Communications Operating, LLC 4.908% 7/23/2025		500	491
Charter Communications Operating, LLC 3.70% 4/1/2051		2,000	1,223
Charter Communications Operating, LLC 3.90% 6/1/2052		3,000	1,895
Comcast Corp. 2.35% 1/15/2027		4,000	3,640
Comcast Corp. 3.20% 7/15/2036		375	305
Comcast Corp. 2.80% 1/15/2051		791	503
Comcast Corp. 2.887% 11/1/2051		2,571	1,663
CSC Holdings, LLC 3.375% 2/15/2031[6]		1,875	1,226
DIRECTV Financing, LLC 5.875% 8/15/2027[6]		3,655	3,277
DISH Network Corp. 11.75% 11/15/2027[6]		3,700	3,815
Embarq Corp. 7.995% 6/1/2036		6,465	3,020
Fox Corp. 4.03% 1/25/2024		1,120	1,107
Frontier Communications Corp. 5.875% 10/15/2027[6]		2,225	2,071
Frontier Communications Corp. 5.00% 5/1/2028[6]		5,550	4,851
Frontier Communications Corp. 6.75% 5/1/2029[6]		4,400	3,646
Frontier Communications Holdings, LLC 5.875% 11/1/2029		1,850	1,434
Frontier Communications Holdings, LLC 6.00% 1/15/2030[6]		1,900	1,495
Frontier Communications Holdings, LLC 8.75% 5/15/2030[6]		1,100	1,121
Gray Escrow II, Inc. 5.375% 11/15/2031[6]		900	650
iHeartCommunications, Inc. 5.25% 8/15/2027[6]		3,093	2,625
Intelsat Jackson Holding Co. 6.50% 3/15/2030[6]		2,891	2,592
Ligado Networks, LLC 15.50% PIK 11/1/2023[6,16]		4,712	1,537
Live Nation Entertainment, Inc. 3.75% 1/15/2028[6]		1,350	1,154
Midas OpCo Holdings, LLC 5.625% 8/15/2029[6]		3,205	2,649
Netflix, Inc. 4.875% 4/15/2028		1,250	1,210
Netflix, Inc. 5.875% 11/15/2028		2,175	2,210
Netflix, Inc. 6.375% 5/15/2029		50	52
Netflix, Inc. 5.375% 11/15/2029[6]		25	24
News Corp. 3.875% 5/15/2029[6]		875	760
News Corp. 5.125% 2/15/2032[6]		550	501
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[6]		3,175	2,751
SBA Tower Trust 1.631% 11/15/2026[6]		8,707	7,408
Scripps Escrow II, Inc. 3.875% 1/15/2029[6]		2,325	1,869
Sinclair Television Group, Inc. 4.125% 12/1/2030[6]		1,175	882
Sirius XM Radio, Inc. 4.00% 7/15/2028[6]		3,575	3,118
Sirius XM Radio, Inc. 4.125% 7/1/2030[6]		950	786
Sirius XM Radio, Inc. 3.875% 9/1/2031[6]		1,975	1,545
Sprint Corp. 6.875% 11/15/2028		2,525	2,627
Take-Two Interactive Software, Inc. 3.30% 3/28/2024		3,175	3,102
Take-Two Interactive Software, Inc. 4.00% 4/14/2032		2,438	2,165
T-Mobile US, Inc. 1.50% 2/15/2026		500	448
T-Mobile US, Inc. 2.05% 2/15/2028		325	280

American Funds Insurance Series	147

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Univision Communications, Inc. 6.625% 6/1/2027[6]	USD	5,800	$5,608
Univision Communications, Inc. 4.50% 5/1/2029[6]		3,475	2,913
Univision Communications, Inc. 7.375% 6/30/2030[6]		225	215
Verizon Communications, Inc. 2.875% 11/20/2050		2,453	1,548
Virgin Media O2 4.25% 1/31/2031[6]		4,525	3,673
Virgin Media Secured Finance PLC 4.50% 8/15/2030[6]		2,115	1,771
VMED O2 UK Financing I PLC 4.75% 7/15/2031[6]		225	183
Vodafone Group PLC 5.25% 5/30/2048		500	443
Vodafone Group PLC 4.25% 9/17/2050		4,350	3,337
WarnerMedia Holdings, Inc. 3.638% 3/15/2025[6]		3,807	3,623
WarnerMedia Holdings, Inc. 3.755% 3/15/2027[6]		1,018	918
WarnerMedia Holdings, Inc. 4.054% 3/15/2029[6]		1,435	1,244
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[6]		2,903	2,399
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[6]		2,500	1,922
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[6]		1,500	1,096
Ziggo Bond Co. BV 5.125% 2/28/2030[6]		1,775	1,436
Ziggo Bond Finance BV 4.875% 1/15/2030[6]		725	608
			132,643

Industrials 0.53%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[6]		1,005	968
Allison Transmission Holdings, Inc. 3.75% 1/30/2031[6]		3,445	2,838
Avis Budget Car Rental, LLC 5.75% 7/15/2027[6]		1,025	929
Avis Budget Group, Inc. 5.375% 3/1/2029[6]		2,450	2,099
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[6]		1,587	1,520
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[6]		1,126	1,022
Avolon Holdings Funding, Ltd. 4.375% 5/1/2026[6]		1,975	1,802
Boeing Company 4.875% 5/1/2025		1,555	1,545
Boeing Company 3.10% 5/1/2026		251	236
Boeing Company 3.25% 2/1/2028		4,000	3,639
Boeing Company 5.15% 5/1/2030		1,100	1,076
Boeing Company 3.60% 5/1/2034		6,250	5,016
Boeing Company 5.805% 5/1/2050		4,000	3,729
Bombardier, Inc. 7.125% 6/15/2026[6]		4,100	3,985
Bombardier, Inc. 7.875% 4/15/2027[6]		8,070	7,844
Bombardier, Inc. 6.00% 2/15/2028[6]		1,010	935
BWX Technologies, Inc. 4.125% 4/15/2029[6]		1,025	899
Canadian Pacific Railway, Ltd. 1.75% 12/2/2026		1,385	1,236
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		1,738	1,444
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		829	561
Chart Industries, Inc. 7.50% 1/1/2030[6]		1,347	1,356
Clarivate Science Holdings Corp. 3.875% 7/1/2028[6]		590	512
Clarivate Science Holdings Corp. 4.875% 7/1/2029[6]		520	443
CoreLogic, Inc. 4.50% 5/1/2028[6]		6,075	4,669
Covanta Holding Corp. 4.875% 12/1/2029[6]		1,035	849
CSX Corp. 4.25% 3/15/2029		1,062	1,024
CSX Corp. 2.50% 5/15/2051		1,125	688
Honeywell International, Inc. 2.30% 8/15/2024		2,640	2,536
Honeywell International, Inc. 1.35% 6/1/2025		5,947	5,503
Honeywell International, Inc. 2.70% 8/15/2029		1,470	1,310
Icahn Enterprises Finance Corp. 4.75% 9/15/2024		2,090	2,009
Icahn Enterprises, LP 5.25% 5/15/2027		1,185	1,088
Icahn Enterprises, LP 4.375% 2/1/2029		1,525	1,292
L3Harris Technologies, Inc. 1.80% 1/15/2031		2,625	2,021
Lockheed Martin Corp. 5.10% 11/15/2027		951	974
Lockheed Martin Corp. 5.25% 1/15/2033		1,742	1,802
Lockheed Martin Corp. 5.70% 11/15/2054		1,849	1,949
LSC Communications, Inc. 8.75% 10/15/2023[3,6,15]		4,063	12
Masco Corp. 1.50% 2/15/2028		774	642
Masco Corp. 2.00% 2/15/2031		497	384

148	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Masco Corp. 3.125% 2/15/2051	USD	230	$144
MasTec, Inc. 4.50% 8/15/2028[6]		1,425	1,279
Mileage Plus Holdings, LLC 6.50% 6/20/2027[6]		1,980	1,973
Norfolk Southern Corp. 3.05% 5/15/2050		2,746	1,852
Northrop Grumman Corp. 2.93% 1/15/2025		1,820	1,747
Northrop Grumman Corp. 3.25% 1/15/2028		3,495	3,229
Otis Worldwide Corp. 2.293% 4/5/2027		2,135	1,914
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[6]		195	169
Rolls-Royce PLC 5.75% 10/15/2027[6]		1,940	1,851
Siemens AG 1.20% 3/11/2026[6]		3,887	3,468
Siemens AG 1.70% 3/11/2028[6]		3,700	3,167
SkyMiles IP, Ltd. 4.75% 10/20/2028[6]		2,950	2,777
Spirit AeroSystems, Inc. 9.375% 11/30/2029[6]		507	534
The Brink’s Co. 4.625% 10/15/2027[6]		2,385	2,186
TransDigm, Inc. 6.25% 3/15/2026[6]		3,476	3,436
TransDigm, Inc. 5.50% 11/15/2027		2,200	2,070
Triumph Group, Inc. 8.875% 6/1/2024[6]		2,295	2,339
Triumph Group, Inc. 6.25% 9/15/2024[6]		4,775	4,534
Triumph Group, Inc. 7.75% 8/15/2025		3,950	3,366
Union Pacific Corp. 2.40% 2/5/2030		2,414	2,071
Union Pacific Corp. 2.95% 3/10/2052		1,000	681
Union Pacific Corp. 3.839% 3/20/2060		546	425
Union Pacific Corp. 3.799% 4/6/2071		545	405
United Airlines, Inc. 4.375% 4/15/2026[6]		975	905
United Airlines, Inc. 4.625% 4/15/2029[6]		2,225	1,941
United Rentals, Inc. 3.875% 2/15/2031		2,050	1,723
United Technologies Corp. 3.65% 8/16/2023		52	52
United Technologies Corp. 3.95% 8/16/2025		3,155	3,085
United Technologies Corp. 4.125% 11/16/2028		1,075	1,031
Vertical U.S. Newco, Inc. 5.25% 7/15/2027[6]		2,000	1,779
			130,519

Materials 0.40%
Alcoa Nederland Holding BV 4.125% 3/31/2029[6]		1,175	1,044
Allegheny Technologies, Inc. 4.875% 10/1/2029		710	628
Allegheny Technologies, Inc. 5.125% 10/1/2031		1,110	983
Anglo American Capital PLC 2.25% 3/17/2028[6]		484	408
Anglo American Capital PLC 2.625% 9/10/2030[6]		2,500	2,037
Anglo American Capital PLC 3.95% 9/10/2050[6]		1,281	942
Arconic Rolled Products Corp. 6.125% 2/15/2028[6]		750	705
Avient Corp. 7.125% 8/1/2030[6]		855	837
Ball Corp. 6.875% 3/15/2028		1,415	1,455
Ball Corp. 3.125% 9/15/2031		3,520	2,832
CAN-PACK SA 3.875% 11/15/2029[6]		935	738
Celanese US Holdings, LLC 6.165% 7/15/2027		3,500	3,458
Chevron Phillips Chemical Co., LLC 3.30% 5/1/2023[6]		595	591
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		9,000	8,613
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[6]		1,825	1,622
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[6]		1,351	1,195
CVR Partners, LP 6.125% 6/15/2028[6]		745	669
Dow Chemical Co. 3.60% 11/15/2050		1,328	955
First Quantum Minerals, Ltd. 6.50% 3/1/2024[6]		2,204	2,159
First Quantum Minerals, Ltd. 7.50% 4/1/2025[6]		11,350	11,071
First Quantum Minerals, Ltd. 6.875% 3/1/2026[6]		3,625	3,438
First Quantum Minerals, Ltd. 6.875% 10/15/2027[6]		4,240	3,987
FXI Holdings, Inc. 7.875% 11/1/2024[6]		2,321	1,933
FXI Holdings, Inc. 12.25% 11/15/2026[6]		4,492	3,726
Glencore Funding, LLC 4.125% 3/12/2024[6]		945	930
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[6]		5,400	4,541
Kaiser Aluminum Corp. 4.625% 3/1/2028[6]		2,495	2,181

American Funds Insurance Series	149

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
LSB Industries, Inc. 6.25% 10/15/2028[6]	USD	860	$788
LYB International Finance III, LLC 2.25% 10/1/2030		1,198	953
LYB International Finance III, LLC 3.625% 4/1/2051		2,537	1,708
LYB International Finance III, LLC 3.80% 10/1/2060		1,186	774
Methanex Corp. 5.125% 10/15/2027		6,300	5,854
Mineral Resources, Ltd. 8.50% 5/1/2030[6]		1,525	1,548
Mosaic Co. 4.05% 11/15/2027		1,050	991
Nova Chemicals Corp. 4.25% 5/15/2029[6]		1,875	1,536
Novelis Corp. 3.875% 8/15/2031[6]		1,115	912
Praxair, Inc. 1.10% 8/10/2030		2,938	2,258
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[6]		3,485	2,997
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[6]		1,230	992
Sherwin-Williams Company 3.125% 6/1/2024		275	267
Sherwin-Williams Company 3.80% 8/15/2049		5,208	3,891
South32 Treasury, Ltd. 4.35% 4/14/2032[6]		1,527	1,311
SPCM SA 3.375% 3/15/2030[6]		600	484
Venator Finance SARL 9.50% 7/1/2025[6]		1,825	1,323
Venator Finance SARL 5.75% 7/15/2025[6]		5,845	2,005
Warrior Met Coal, Inc. 7.875% 12/1/2028[6]		3,400	3,356
Westlake Chemical Corp. 4.375% 11/15/2047		500	378
			98,004

Utilities 0.31%
Ameren Corp. 2.50% 9/15/2024		969	927
Calpine Corp. 3.75% 3/1/2031[6]		1,975	1,593
Commonwealth Edison Co. 4.35% 11/15/2045		1,085	931
Commonwealth Edison Co. 3.85% 3/15/2052		2,600	2,083
Dominion Resources, Inc., junior subordinated, 3.071% 8/15/2024[13]		920	887
Duke Energy Carolinas, LLC 3.95% 11/15/2028		1,250	1,202
Duke Energy Corp. 4.50% 8/15/2032		2,000	1,879
Duke Energy Corp. 3.50% 6/15/2051		2,000	1,398
Duke Energy Florida, LLC 3.20% 1/15/2027		1,445	1,366
Duke Energy Indiana, Inc. 3.25% 10/1/2049		1,225	856
Duke Energy Progress, LLC 3.70% 10/15/2046		457	348
Duke Energy Progress, LLC 2.50% 8/15/2050		202	122
Duke Energy Progress, LLC 2.90% 8/15/2051		91	60
Edison International 3.55% 11/15/2024		2,200	2,125
EDP Finance BV 3.625% 7/15/2024[6]		4,100	3,959
Electricité de France SA 4.75% 10/13/2035[6]		1,250	1,057
Electricité de France SA 4.875% 9/21/2038[6]		2,750	2,246
Electricité de France SA 5.60% 1/27/2040		525	481
Emera US Finance, LP 3.55% 6/15/2026		320	300
Enersis Américas SA 4.00% 10/25/2026		245	233
Entergy Corp. 2.80% 6/15/2030		3,325	2,816
Eversource Energy 3.80% 12/1/2023		2,730	2,700
FirstEnergy Corp. 3.40% 3/1/2050		2,250	1,489
FirstEnergy Transmission, LLC 2.866% 9/15/2028[6]		675	590
NRG Energy, Inc. 3.625% 2/15/2031[6]		1,875	1,429
Pacific Gas and Electric Co. 2.10% 8/1/2027		125	107
Pacific Gas and Electric Co. 2.50% 2/1/2031		2,941	2,289
Pacific Gas and Electric Co. 3.30% 8/1/2040		100	68
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,250	781
PacifiCorp, First Mortgage Bonds, 4.125% 1/15/2049		4,000	3,293
PG&E Corp. 5.00% 7/1/2028		3,750	3,429
PG&E Corp. 5.25% 7/1/2030		3,400	3,099
Public Service Electric and Gas Co. 3.60% 12/1/2047		548	419
Public Service Electric and Gas Co. 3.15% 1/1/2050		2,451	1,727
Southern California Edison Co. 2.85% 8/1/2029		4,450	3,877
Southern California Edison Co. 6.00% 1/15/2034		2,500	2,620
Southern California Edison Co. 5.75% 4/1/2035		675	675

150	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co. 5.35% 7/15/2035	USD	3,000	$2,915
Southern California Edison Co. 4.00% 4/1/2047		264	208
Talen Energy Corp. 7.25% 5/15/2027[6]		8,334	8,664
Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 7.821% 7/8/2026[9,14]		2,815	2,861
Talen Energy Supply, LLC 7.625% 6/1/2028[6]		1,180	1,232
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[6]		1,030	903
Virginia Electric and Power Co. 2.40% 3/30/2032		2,575	2,088
Xcel Energy, Inc. 2.60% 12/1/2029		1,950	1,669
			76,001

Real estate 0.28%
Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026		315	305
Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028		1,220	1,148
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029		1,940	1,654
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031		1,320	1,155
Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033		4,095	3,056
Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049		410	349
American Tower Corp. 1.45% 9/15/2026		2,369	2,070
American Tower Corp. 3.55% 7/15/2027		1,425	1,322
American Tower Corp. 3.60% 1/15/2028		1,000	921
American Tower Corp. 1.50% 1/31/2028		2,500	2,073
American Tower Corp. 2.30% 9/15/2031		1,500	1,170
American Tower Corp. 2.95% 1/15/2051		2,000	1,247
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[6]		2,260	1,712
Essex Portfolio, LP 3.875% 5/1/2024		1,000	980
Essex Portfolio, LP 3.50% 4/1/2025		6,825	6,587
Extra Space Storage, Inc. 2.35% 3/15/2032		1,385	1,051
GLP Capital, LP 3.35% 9/1/2024		1,263	1,212
Hospitality Properties Trust 4.35% 10/1/2024		560	510
Host Hotels & Resorts, LP 4.50% 2/1/2026		355	341
Howard Hughes Corp. 5.375% 8/1/2028[6]		1,450	1,309
Howard Hughes Corp. 4.125% 2/1/2029[6]		1,860	1,560
Howard Hughes Corp. 4.375% 2/1/2031[6]		2,690	2,180
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		2,401	1,780
Iron Mountain, Inc. 5.25% 7/15/2030[6]		3,785	3,298
Iron Mountain, Inc. 4.50% 2/15/2031[6]		2,650	2,184
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		2,645	2,100
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		1,940	1,482
Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031		2,260	1,704
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[6]		3,757	3,163
Park Intermediate Holdings, LLC 4.875% 5/15/2029[6]		2,280	1,933
Public Storage 1.85% 5/1/2028		2,490	2,140
Public Storage 1.95% 11/9/2028		2,027	1,733
Public Storage 2.30% 5/1/2031		719	585
RHP Hotel Properties, LP 4.50% 2/15/2029[6]		1,300	1,123
RLJ Lodging Trust, LP 4.00% 9/15/2029[6]		1,240	1,007
Scentre Group 3.50% 2/12/2025[6]		3,075	2,945
Scentre Group 3.25% 10/28/2025[6]		1,000	939
Scentre Group 3.75% 3/23/2027[6]		2,430	2,241
Sun Communities Operating, LP 2.30% 11/1/2028		1,845	1,540
Sun Communities Operating, LP 2.70% 7/15/2031		876	694
UDR, Inc. 2.95% 9/1/2026		760	699
VICI Properties, LP 3.875% 2/15/2029[6]		1,367	1,200
VICI Properties, LP 4.625% 12/1/2029[6]		532	485
VICI Properties, LP 4.125% 8/15/2030[6]		971	851
			69,738

American Funds Insurance Series	151

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology 0.27%
Adobe, Inc. 1.90% 2/1/2025	USD	366	$346
Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 6.871% 6/13/2024[9,14]		225	200
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[9,14]		4,150	3,121
Analog Devices, Inc. 1.70% 10/1/2028		1,286	1,092
Analog Devices, Inc. 2.10% 10/1/2031		1,212	982
Analog Devices, Inc. 2.80% 10/1/2041		2,961	2,179
Analog Devices, Inc. 2.95% 10/1/2051		1,955	1,327
Apple, Inc. 3.00% 2/9/2024		625	613
Apple, Inc. 3.35% 2/9/2027		40	38
Apple, Inc. 1.20% 2/8/2028		5,000	4,245
Apple, Inc. 3.95% 8/8/2052		3,500	2,994
Block, Inc. 3.50% 6/1/2031		2,325	1,858
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[6]		1,000	882
Broadcom, Inc. 1.95% 2/15/2028[6]		1,407	1,191
Broadcom, Inc. 2.60% 2/15/2033[6]		2,524	1,901
Broadcom, Inc. 3.469% 4/15/2034[6]		1,771	1,418
CommScope Finance, LLC 6.00% 3/1/2026[6]		1,600	1,480
Diebold Nixdorf, Inc. 9.375% 7/15/2025[6]		10,434	7,462
Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[3,6,16]		6,909	4,162
Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[3,9,14]		4,731	3,186
Fidelity National Information Services, Inc. 3.10% 3/1/2041		302	209
Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 4.00% 6/13/2024[9,14]	EUR	1,343	1,243
Fiserv, Inc. 3.50% 7/1/2029	USD	471	425
Fiserv, Inc. 2.65% 6/1/2030		3,605	3,039
Gartner, Inc. 4.50% 7/1/2028[6]		650	607
Intuit, Inc. 0.95% 7/15/2025		1,530	1,394
Intuit, Inc. 1.35% 7/15/2027		1,395	1,209
Intuit, Inc. 1.65% 7/15/2030		1,845	1,484
Mastercard, Inc. 2.00% 11/18/2031		3,874	3,120
Microsoft Corp. 2.921% 3/17/2052		4,814	3,431
NCR Corp. 5.125% 4/15/2029[6]		1,650	1,383
PayPal Holdings, Inc. 2.65% 10/1/2026		662	612
PayPal Holdings, Inc. 2.30% 6/1/2030		616	507
Sabre GLBL, Inc. 7.375% 9/1/2025[6]		946	911
Sabre GLBL, Inc. 11.25% 12/15/2027[6]		1,157	1,192
Sabre Holdings Corp. 9.25% 4/15/2025[6]		3,122	3,115
Synaptics, Inc. 4.00% 6/15/2029[6]		875	738
Unisys Corp. 6.875% 11/1/2027[6]		725	558
VeriSign, Inc. 2.70% 6/15/2031		625	511
Veritas US, Inc. 7.50% 9/1/2025[6]		835	577
Viavi Solutions, Inc. 3.75% 10/1/2029[6]		725	611
			67,553

Consumer staples 0.23%
7-Eleven, Inc. 0.80% 2/10/2024[6]		1,700	1,618
7-Eleven, Inc. 0.95% 2/10/2026[6]		825	723
7-Eleven, Inc. 1.30% 2/10/2028[6]		2,500	2,076
Albertsons Companies, Inc. 3.50% 3/15/2029[6]		1,230	1,035
Altria Group, Inc. 3.40% 2/4/2041		1,500	1,000
Altria Group, Inc. 3.70% 2/4/2051		1,395	879
Anheuser-Busch InBev NV 4.00% 4/13/2028		845	806
Anheuser-Busch InBev NV 4.35% 6/1/2040		2,500	2,208
Anheuser-Busch InBev NV 4.60% 4/15/2048		1,500	1,311
British American Tobacco PLC 3.222% 8/15/2024		2,826	2,723
British American Tobacco PLC 3.215% 9/6/2026		3,323	3,070
British American Tobacco PLC 4.54% 8/15/2047		940	668
Central Garden & Pet Co. 4.125% 4/30/2031[6]		1,395	1,157
Coca-Cola Company 1.00% 3/15/2028		940	787
Conagra Brands, Inc. 1.375% 11/1/2027		4,615	3,852
Constellation Brands, Inc. 3.60% 2/15/2028		625	580

152	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Constellation Brands, Inc. 2.25% 8/1/2031	USD	1,487	$1,185
Coty, Inc. 4.75% 1/15/2029[6]		1,680	1,523
Imperial Tobacco Finance PLC 6.125% 7/27/2027[6]		845	842
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[6]		2,990	2,590
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[6]		2,210	1,955
PepsiCo, Inc. 2.625% 10/21/2041		5,000	3,721
PepsiCo, Inc. 3.625% 3/19/2050		777	639
PepsiCo, Inc. 2.75% 10/21/2051		1,723	1,200
Philip Morris International, Inc. 2.875% 5/1/2024		788	765
Philip Morris International, Inc. 3.25% 11/10/2024		2,000	1,936
Philip Morris International, Inc. 0.875% 5/1/2026		2,990	2,630
Philip Morris International, Inc. 5.125% 11/17/2027		3,073	3,101
Philip Morris International, Inc. 3.375% 8/15/2029		788	711
Philip Morris International, Inc. 5.625% 11/17/2029		1,482	1,507
Philip Morris International, Inc. 1.75% 11/1/2030		2,956	2,322
Philip Morris International, Inc. 5.75% 11/17/2032		938	959
Post Holdings, Inc. 4.625% 4/15/2030[6]		2,886	2,496
Prestige Brands International, Inc. 3.75% 4/1/2031[6]		1,115	921
Reynolds American, Inc. 5.85% 8/15/2045		2,030	1,737
Simmons Foods, Inc. 4.625% 3/1/2029[6]		560	457
			57,690

Total corporate bonds, notes & loans			1,396,142

Asset-backed obligations 1.68%
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[6,8]		1,050	1,005
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 5.029% 1/15/2030[6,8,9]		2,205	2,182
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 5.029% 10/16/2030[6,8,9]		1,639	1,612
American Express Credit Account Master Trust, Series 2018-9, Class A, (1-month USD-LIBOR + 0.38%) 4.698% 4/15/2026[8,9]		9,000	8,995
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 5.245% 1/22/2028[6,8,9]		2,566	2,538
Avis Budget Rental Car Funding (AESOP), LLC, Series 2017-2A, Class A, 2.97% 3/20/2024[6,8]		960	957
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-1A, Class A, 3.70% 9/20/2024[6,8]		1,114	1,103
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[6,8]		3,100	3,049
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[6,8]		539	489
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[6,8]		138	124
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[6,8]		11,617	10,133
BA Credit Card Trust, Series 2022-A2, Class A2, 5.00% 4/17/2028[8]		6,633	6,706
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[6,8,9]		3,660	3,614
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[6,8]		531	494
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[6,8]		4,807	4,092
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[6,8]		665	582
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 5.328% 7/27/2030[6,8,9]		5,164	5,089
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[6,8]		5,191	4,639
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[6,8]		1,746	1,444
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[6,8]		6,093	5,277
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, (1-month USD-LIBOR + 0.62%) 4.981% 4/22/2026[8,9]		4,960	4,963

American Funds Insurance Series	153

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[6,8]	USD	1,446	$1,245
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[6,8]		5,382	4,669
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[6,8]		1,170	1,017
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046[6,8]		1,607	1,373
Discover Card Execution Note Trust, Series 2018-A6, Class A6, (1-month USD-LIBOR + 0.39%) 4.708% 3/15/2026[8,9]		11,400	11,397
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 3/16/2026[8]		256	256
DriveTime Auto Owner Trust, Series 2022-3, Class A, 6.05% 10/15/2026[6,8]		6,318	6,335
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 5.059% 4/15/2028[6,8,9]		5,181	5,131
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[6,8]		351	297
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/2028[6,8]		6,513	6,341
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[6,8]		3,263	3,192
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029[6,8]		5,092	5,109
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[8]		1,100	1,101
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[6,8]		5,999	5,320
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/2026[6,8]		3,272	3,292
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[6,8]		4,825	4,760
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[6,8]		6,000	5,885
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[6,8]		9,605	9,181
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[6,8]		8,861	8,318
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[6,8]		685	604
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045[6,8]		275	245
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[6,8]		2,443	2,294
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[6,8]		10,273	9,116
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[6,8]		12,830	11,408
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[6,8]		4,021	3,468
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[6,8]		5,992	5,201
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[6,8]		474	402
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/2023[3,6,8]		5,930	5,689
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[6,8]		8,452	7,816
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[6,8]		634	581
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[6,8]		405	365
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026[6,8]		8,390	8,026
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[6,8]		5,565	4,853
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[6,8]		685	588
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[6,8]		429	355
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028[6,8]		4,900	4,305
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028[6,8]		8,750	8,096
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 5.079% 4/15/2029[6,8,9]		1,090	1,087
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 5.278% 7/21/2030[6,8,9]		5,497	5,411
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 5.229% 4/15/2029[6,8,9]		2,311	2,288
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54% 3/20/2026[6,8]		4,700	4,486
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 9/15/2026[6,8]		1,900	1,840
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[6,8]		2,531	2,473
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[6,8]		5,085	4,327
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[6,8]		5,969	5,062
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[6,8]		6,343	5,341
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[6,8]		10,468	9,303
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[6,8]		5,889	5,217
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[6,8]		10,010	8,901
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[6,8]		23,051	19,520
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 5.328% 7/25/2030[6,8,9]		1,752	1,733
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 5.757% 11/25/2028[6,8,9]		1,415	1,405

154	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 5.143% 4/20/2029[6,8,9]	USD	437	$433
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD-LIBOR + 0.80%) 4.879% 10/15/2029[6,8,9]		8,431	8,324
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD-LIBOR + 1.40%) 5.479% 10/15/2029[6,8,9]		5,378	5,207
Palmer Square Loan Funding, CLO, Series 2022-5, Class A1, (3-month USD CME Term SOFR + 1.56%) 4.084% 1/15/2031[6,8,9]		5,871	5,838
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036[8]		2,725	2,534
PPM CLO, Ltd., Series 2022-6, Class A, (3-month USD CME Term SOFR + 2.45%) 2.45% 1/20/2031[6,8,9]		9,947	9,947
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 5.019% 10/15/2030[6,8,9]		4,634	4,571
Santander Drive Auto Receivables Trust, Series 2022-5, Class A2, 3.98% 1/15/2025[8]		4,359	4,337
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 12/15/2025[8]		646	643
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[8]		1,987	1,991
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3, 4.11% 8/17/2026[8]		4,101	4,027
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD-LIBOR + 0.73%) 5.048% 1/15/2053[6,8,9]		6,531	6,256
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[6,8]		3,451	2,775
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[6,8]		4,820	4,182
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[6,8]		4,782	4,039
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[6,8]		2,480	2,209
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[6,8]		2,048	1,770
Stratus Static CLO, Ltd., Series 2022-3, Class A, (3-month USD CME Term SOFR + 2.15%) 6.678% 10/20/2031[6,8,9]		7,500	7,500
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[6,8]		3,286	2,989
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[6,8]		1,820	1,599
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[6,8]		801	699
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[6,8]		924	778
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[6,8]		2,661	2,267
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[6,8]		3,250	3,134
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[6,8]		889	814
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[6,8,9]		7,257	6,439
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[6,8]		10,345	8,870
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[6,8]		1,823	1,523
Westlake Automobile Receivables Trust, Series 2022-3, Class A2, 5.24% 7/15/2025[6,8]		6,521	6,506
			417,313

Bonds & notes of governments & government agencies outside the U.S. 0.17%
CPPIB Capital, Inc. 2.75% 11/2/2027[6]		6,600	6,096
European Investment Bank 0.75% 10/26/2026		6,194	5,433
OMERS Finance Trust 3.50% 4/19/2032[6]		4,315	3,905
OMERS Finance Trust 4.00% 4/19/2052[6]		4,315	3,459
Panama (Republic of) 3.298% 1/19/2033		4,365	3,545
Panama (Republic of) 4.50% 1/19/2063		1,035	733
Peru (Republic of) 1.862% 12/1/2032		2,525	1,848
Peru (Republic of) 2.78% 12/1/2060		3,775	2,214
Qatar (State of) 3.375% 3/14/2024[6]		2,315	2,271
Qatar (State of) 4.00% 3/14/2029[6]		745	733
Qatar (State of) 4.817% 3/14/2049[6]		750	731
Swedish Export Credit Corp. 3.625% 9/3/2024		5,089	4,993
United Mexican States 2.659% 5/24/2031		2,703	2,187
United Mexican States 4.875% 5/19/2033		1,790	1,647
United Mexican States 3.771% 5/24/2061		1,528	971
			40,766

American Funds Insurance Series	155

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals 0.14%
California 0.02%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 6/1/2026	USD	1,200	$1,079
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 6/1/2027		1,660	1,454
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		495	398
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 6/1/2042		1,170	869
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 6/1/2046		2,470	2,288
			6,088

Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 11/15/2044		5	5
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 11/15/2044		10	10
			15

Florida 0.04%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027		5,335	4,649
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030		5,365	4,399
			9,048

Guam 0.00%
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 10/1/2036		240	196
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 10/1/2043		315	246
			442

Illinois 0.01%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 6/1/2033		4,125	3,952

Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 9/1/2040		10	10

Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 7/1/2038		30	30

New York 0.03%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 3/15/2026 (escrowed to maturity)		2,865	2,556
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 3/15/2028		4,745	4,036
			6,592

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		5,110	4,314

South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 7/1/2041		10	10

156	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 5/1/2034	USD	5	$5

Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 7/1/2043		5	5

Wisconsin 0.02%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		5,865	5,213

Total municipals			35,724

Total bonds, notes & other debt instruments (cost: $5,829,150,000)			5,385,913

Short-term securities 6.82%		Shares
Money market investments 6.61%
Capital Group Central Cash Fund 4.31%[7,17]		16,398,802	1,639,716

Money market investments purchased with collateral from securities on loan 0.21%
Goldman Sachs Financial Square Government Fund, Institutional Shares 4.15%[17,18]		20,644,758	20,645
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 4.22%[17,18]		17,940,546	17,940
Capital Group Central Cash Fund 4.31%[7,17,18]		126,229	12,622
			51,207

Total short-term securities (cost: $1,690,721,000)			1,690,923
Total investment securities 102.09% (cost: $21,116,750,000)			25,318,386
Other assets less liabilities (2.09)%			(517,812)

Net assets 100.00%			$24,800,574

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	543	March 2023	USD111,357	$139
5 Year U.S. Treasury Note Futures	Long	2,120	March 2023	228,811	(257)
10 Year U.S. Treasury Note Futures	Long	1,324	March 2023	148,681	(1,571)
10 Year Ultra U.S. Treasury Note Futures	Short	3,101	March 2023	(366,790)	2,180
20 Year U.S. Treasury Bond Futures	Long	960	March 2023	120,330	(1,534)
30 Year Ultra U.S. Treasury Bond Futures	Long	53	March 2023	7,119	(123)
					$(1,166)

American Funds Insurance Series	157

Asset Allocation Fund (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium received (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD238,057	$(1,903)	$(280)	$(1,623)

Investments in affiliates7

	Value of affiliates at 1/1/2022 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Common stocks 0.00%
Health care 0.00%
NuCana PLC (ADR)[19]	$7,086	$—		$2,674	$(14,288)	$9,876	$—	$—
Investment funds 5.51%
Capital Group Central Corporate Bond Fund	1,617,261	83,203		40,000	(10,186)	(283,156)	1,367,122	43,890
Short-term securities 6.66%
Money market investments 6.61%
Capital Group Central Cash Fund 4.31%[17]	1,417,334	4,300,144		4,077,429	(250)	(83)	1,639,716	36,585
Money market investments purchased with collateral from securities on loan 0.05%
Capital Group Central Cash Fund 4.31%[17,18]	8,492	4,130	[20]				12,622	—	[21]
Total short-term securities							1,652,338
Total 12.17%					$(24,724)	$(273,363)	$3,019,460	$80,475

Restricted securities4

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 7/9/2024 [3]	7/9/2021	$50,000	$63,388	.26%
Rotech Healthcare, Inc.[1,3]	8/22/2014	6,949	19,703	.08
Total		$56,949	$83,091	.34%

158	American Funds Insurance Series

Asset Allocation Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $67,688,000, which represented .27% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $83,091,000, which represented .33% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,155,580,000, which represented 4.66% of the net assets of the fund.
[7]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $8,779,000, which represented .04% of the net assets of the fund.
[12]	Index-linked bond whose principal amount moves with a government price index.
[13]	Step bond; coupon rate may change at a later date.
[14]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $8,799,000, which represented .04% of the net assets of the fund.
[15]	Scheduled interest and/or principal payment was not received.
[16]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[17]	Rate represents the seven-day yield at 12/31/2022.
[18]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[19]	Affiliated issuer during the reporting period but no longer held at 12/31/2022.
[20]	Represents net activity. Refer to Note 5 for more information on securities lending.
[21]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Assn. = Association

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

Dept. = Department

Dev. = Development

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	159

American Funds Global Balanced Fund

(formerly Global Balanced Fund)

Investment portfolio December 31, 2022

Common stocks 58.58%	Shares	Value (000)
Financials 10.64%
Zurich Insurance Group AG	10,777	$5,150
B3 SA-Brasil, Bolsa, Balcao	2,047,634	5,123
HDFC Bank, Ltd. (ADR)	25,988	1,778
HDFC Bank, Ltd.	79,465	1,564
DNB Bank ASA	156,181	3,092
AIA Group, Ltd.	195,894	2,158
Toronto-Dominion Bank (CAD denominated)	32,954	2,134
PNC Financial Services Group, Inc.	11,839	1,870
Kotak Mahindra Bank, Ltd.	78,279	1,722
DBS Group Holdings, Ltd.	55,100	1,395
Citigroup, Inc.	30,627	1,385
BlackRock, Inc.	1,886	1,337
ING Groep NV	98,239	1,199
United Overseas Bank, Ltd.	47,600	1,092
BNP Paribas SA	12,920	735
Nasdaq, Inc.	11,966	734
JPMorgan Chase & Co.	5,371	720
KBC Groep NV	11,130	715
Münchener Rückversicherungs-Gesellschaft AG	1,931	628
Aegon NV	122,629	622
Bank Central Asia Tbk PT	1,108,100	608
Tryg A/S	24,243	575
Banco Santander, SA	176,586	529
Ping An Insurance (Group) Company of China, Ltd., Class H	66,500	439
Ping An Insurance (Group) Company of China, Ltd., Class A	11,400	77
FinecoBank SpA	26,543	442
Great-West Lifeco, Inc.	17,334	401
CME Group, Inc., Class A	2,292	385
Fairfax Financial Holdings, Ltd., subordinate voting shares	506	300
Allfunds Group PLC	18,078	126
Lufax Holding, Ltd. (ADR)	47,602	92
		39,127

Industrials 8.37%
Raytheon Technologies Corp.	71,227	7,188
General Electric Co.	39,535	3,313
BAE Systems PLC	264,063	2,729
Thales SA	20,022	2,560
General Dynamics Corp.	8,468	2,101
Carrier Global Corp.	49,012	2,022
L3Harris Technologies, Inc.	9,073	1,889
Siemens AG	13,373	1,856
Honeywell International, Inc.	6,585	1,411
RELX PLC	46,732	1,295
CSX Corp.	38,467	1,192
LIXIL Corp.	54,500	831
Deutsche Post AG	17,657	665
Safran SA	4,525	565
Trelleborg AB, Class B	11,334	262
Brenntag SE	3,756	240
Melrose Industries PLC	141,781	230
Airbus SE, non-registered shares	1,805	215
NIBE Industrier AB, Class B	21,550	201
		30,765

Health care 7.78%
Abbott Laboratories	57,298	6,291
Gilead Sciences, Inc.	30,992	2,661
Novartis AG	28,897	2,617
Siemens Healthineers AG	51,525	2,578
UnitedHealth Group, Inc.	4,540	2,407

160	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Thermo Fisher Scientific, Inc.	3,354	$1,847
AstraZeneca PLC	12,615	1,712
Merck KGaA	8,165	1,581
AbbVie, Inc.	8,136	1,315
Stryker Corp.	3,999	978
Amgen, Inc.	3,365	884
Medtronic PLC	11,261	875
Eurofins Scientific SE, non-registered shares	11,316	815
BioMarin Pharmaceutical, Inc.[1]	6,615	685
Humana, Inc.	1,166	597
Bayer AG	10,117	522
Takeda Pharmaceutical Company, Ltd.	8,400	262
		28,627

Information technology 6.47%
Broadcom, Inc.	16,303	9,115
Microsoft Corp.	31,123	7,464
Micron Technology, Inc.	44,625	2,230
Taiwan Semiconductor Manufacturing Company, Ltd.	97,000	1,414
GlobalWafers Co., Ltd.	86,000	1,195
ServiceNow, Inc.[1]	2,184	848
Accenture PLC, Class A	3,024	807
Apple, Inc.	3,194	415
Applied Materials, Inc.	2,383	232
Texas Instruments, Inc.	380	63
		23,783

Consumer staples 5.34%
Nestlé SA	35,802	4,135
Philip Morris International, Inc.	36,010	3,645
ITC, Ltd.	833,272	3,340
Imperial Brands PLC	95,936	2,397
Seven & i Holdings Co., Ltd.	39,200	1,677
Pernod Ricard SA	5,580	1,097
British American Tobacco PLC	27,475	1,090
Heineken NV	7,506	705
Altria Group, Inc.	14,317	654
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	104,700	465
Treasury Wine Estates, Ltd.	27,708	256
Kweichow Moutai Co., Ltd., Class A	721	178
		19,639

Utilities 4.80%
DTE Energy Company	29,637	3,483
Power Grid Corporation of India, Ltd.	1,007,658	2,594
NextEra Energy, Inc.	28,214	2,359
Duke Energy Corp.	16,849	1,735
E.ON SE	157,688	1,574
Entergy Corp.	10,025	1,128
Iberdrola, SA, non-registered shares	77,458	906
ENN Energy Holdings, Ltd.	64,000	893
Dominion Energy, Inc.	14,276	875
National Grid PLC	65,238	784
Enel SpA	122,240	657
SembCorp Industries, Ltd.	187,100	471
Public Service Enterprise Group, Inc.	3,391	208
		17,667

American Funds Insurance Series	161

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)	Shares	Value (000)
Materials 4.33%
Freeport-McMoRan, Inc.	87,143	$3,311
Linde PLC	6,504	2,122
BHP Group, Ltd. (CDI)	62,248	1,919
Evonik Industries AG	96,394	1,851
Fortescue Metals Group, Ltd.	126,401	1,762
Rio Tinto PLC	20,187	1,417
Shin-Etsu Chemical Co., Ltd.	11,000	1,340
Vale SA (ADR), ordinary nominative shares	64,102	1,088
UPM-Kymmene OYJ	15,079	565
International Flavors & Fragrances, Inc.	2,739	287
Air Liquide SA, non-registered shares	1,874	267
		15,929

Energy 4.02%
Canadian Natural Resources, Ltd. (CAD denominated)	125,963	6,995
Neste OYJ	40,724	1,881
Shell PLC (GBP denominated)	54,477	1,548
Chevron Corp.	8,045	1,444
BP PLC	184,567	1,073
DT Midstream, Inc.	10,284	568
Baker Hughes Co., Class A	17,643	521
TC Energy Corp. (CAD denominated)	12,080	482
Woodside Energy Group, Ltd. (CDI)	10,942	264
		14,776

Communication services 3.14%
Alphabet, Inc., Class A1	19,243	1,698
Alphabet, Inc., Class C1	7,907	701
Netflix, Inc.[1]	8,029	2,368
Singapore Telecommunications, Ltd.	782,600	1,502
Comcast Corp., Class A	30,643	1,072
BCE, Inc.	22,635	995
Omnicom Group, Inc.	10,624	867
Universal Music Group NV	31,035	749
SoftBank Corp.	54,400	615
Meta Platforms, Inc., Class A1	4,089	492
Electronic Arts, Inc.	4,021	491
		11,550

Consumer discretionary 2.27%
LVMH Moët Hennessy-Louis Vuitton SE	2,423	1,760
Cie. Financière Richemont SA, Class A	8,551	1,107
Ferrari NV	3,990	855
Ferrari NV (EUR denominated)	1,039	222
General Motors Company	27,725	933
Tesla, Inc.[1]	7,350	905
InterContinental Hotels Group PLC	12,297	708
Starbucks Corp.	4,596	456
Royal Caribbean Cruises, Ltd.[1]	8,302	410
Astra International Tbk PT	1,050,300	383
Aptiv PLC[1]	2,518	234
D.R. Horton, Inc.	2,232	199
Airbnb, Inc., Class A1	1,851	158
JD.com, Inc., Class A	1,200	34
		8,364

162	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Common stocks (continued)		Shares	Value (000)
Real estate 1.42%
Embassy Office Parks REIT		342,621	$1,390
Equinix, Inc. REIT		2,059	1,349
CTP NV		104,148	1,226
Digital Realty Trust, Inc. REIT		4,683	470
Crown Castle, Inc. REIT		3,025	410
Americold Realty Trust, Inc. REIT		12,798	362
			5,207

Total common stocks (cost: $194,190,000)			215,434

Preferred securities 0.40%
Financials 0.25%
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]		223,000	522
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]		192,000	389
			911

Consumer discretionary 0.15%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares[1]		5,497	558

Total preferred securities (cost: $1,986,000)			1,469

Convertible stocks 0.34%
Utilities 0.23%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		16,500	828

Health care 0.11%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023		300	407

Total convertible stocks (cost: $1,214,000)			1,235

Investment funds 1.50%
Capital Group Central Corporate Bond Fund[2]		678,772	5,532

Total investment funds (cost: $5,481,000)			5,532

Bonds, notes & other debt instruments 34.19%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 13.26%
Abu Dhabi (Emirate of) 0.75% 9/2/2023[3]	USD	275	267
Agricultural Development Bank of China 3.75% 1/25/2029	CNY	550	83
Asian Development Bank 1.125% 6/10/2025	GBP	100	112
Australia (Commonwealth of), Series 152, 2.75% 11/21/2028	AUD	310	200
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031		1,055	591
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		150	79
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		2,250	1,388
Austria (Republic of) 0% 2/20/2031	EUR	660	553
Brazil (Federative Republic of) 10.00% 1/1/2023	BRL	600	108
Brazil (Federative Republic of) 0% 1/1/2024		1,700	284
Brazil (Federative Republic of) 10.00% 1/1/2025		900	163
Canada 0.75% 10/1/2024	CAD	1,125	785
Canada 2.25% 6/1/2025		1,400	998
Canada 0.25% 3/1/2026		570	378
Canada 3.50% 3/1/2028		1,009	749
Chile (Republic of) 4.70% 9/1/2030	CLP	245,000	279

American Funds Insurance Series	163

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
China (People’s Republic of), Series 1910, 3.86% 7/22/2049	CNY	2,110	$336
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		1,600	235
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		10,290	1,626
China Development Bank Corp., Series 2008, 2.89% 6/22/2025		3,240	470
China Development Bank Corp., Series 2004, 3.43% 1/14/2027		1,060	156
China Development Bank Corp., Series 2009, 3.39% 7/10/2027		8,580	1,258
China Development Bank Corp., Series 1805, 4.88% 2/9/2028		2,040	322
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	2,331,300	365
Colombia (Republic of), Series B, 7.00% 3/26/2031		5,308,700	776
European Investment Bank 0.375% 9/15/2027	EUR	110	105
European Investment Bank 0.25% 1/20/2032		860	717
European Union 0% 7/6/2026		100	97
European Union 0.25% 10/22/2026		50	48
French Republic O.A.T. 0.75% 2/25/2028		640	618
French Republic O.A.T. 0% 11/25/2030		1,320	1,128
French Republic O.A.T. 0% 5/25/2032		650	527
French Republic O.A.T. 2.00% 11/25/2032		610	596
French Republic O.A.T. 3.25% 5/25/2045		160	171
Germany (Federal Republic of) 0% 4/16/2027		950	915
Germany (Federal Republic of) 0% 8/15/2031		2,600	2,258
Germany (Federal Republic of) 0% 2/15/2032		540	463
Germany (Federal Republic of) 1.70% 8/15/2032		1,129	1,127
Germany (Federal Republic of) 1.00% 5/15/2038		640	548
Germany (Federal Republic of) 0% 8/15/2050		200	112
Germany (Federal Republic of) 0% 8/15/2052		260	139
Greece (Hellenic Republic of) 3.45% 4/2/2024		110	118
Greece (Hellenic Republic of) 3.375% 2/15/2025		300	321
Greece (Hellenic Republic of) 1.75% 6/18/2032		790	668
India (Republic of) 5.15% 11/9/2025	INR	8,000	92
Indonesia (Republic of), Series 78, 8.25% 5/15/2029	IDR	1,833,000	127
Indonesia (Republic of), Series 87, 6.50% 2/15/2031		1,253,000	78
Israel (State of) 2.875% 1/29/2024	EUR	200	213
Israel (State of) 1.50% 1/18/2027		100	100
Italy (Republic of) 1.35% 4/1/2030		660	581
Italy (Republic of) 2.50% 12/1/2032		650	583
Japan, Series 17, 0.10% 9/10/2023[4]	JPY	10,900	84
Japan, Series 18, 0.10% 3/10/2024[4]		21,660	169
Japan, Series 19, 0.10% 9/10/2024[4]		31,620	247
Japan, Series 150, 0.005% 12/20/2026		84,950	644
Japan, Series 22, 0.10% 3/10/2027[4]		26,454	211
Japan, Series 346, 0.10% 3/20/2027		134,150	1,018
Japan, Series 363, 0.10% 6/20/2031		56,000	412
Japan, Series 365, 0.10% 12/20/2031		317,600	2,340
Japan, Series 152, 1.20% 3/20/2035		264,400	2,109
Japan, Series 179, 0.50% 12/20/2041		71,600	476
Japan, Series 42, 1.70% 3/20/2044		50,150	408
Japan, Series 37, 0.60% 6/20/2050		26,950	162
Japan, Series 74, 1.00% 3/20/2052		178,400	1,178
Japan, Series 76, 1.40% 9/20/2052		80,350	586
KfW 1.125% 7/4/2025	GBP	95	106
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR	1,380	315
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029		620	140
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040		270	57
Morocco (Kingdom of) 3.50% 6/19/2024	EUR	100	107
Morocco (Kingdom of) 1.50% 11/27/2031		100	79
Netherlands (Kingdom of the) 5.50% 1/15/2028		100	121
Nova Scotia (Province of) 3.15% 12/1/2051	CAD	170	101
Peru (Republic of) 2.392% 1/23/2026	USD	90	83
Philippines (Republic of) 0.001% 4/12/2024	JPY	100,000	753

164	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Philippines (Republic of) 0.25% 4/28/2025	EUR	100	$99
Philippines (Republic of) 1.648% 6/10/2031	USD	200	160
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	410	74
Portuguese Republic 0.475% 10/18/2030	EUR	230	199
Romania 2.125% 3/7/2028		130	117
Romania 3.624% 5/26/2030		392	344
Romania 2.00% 1/28/2032		100	72
Romania 2.00% 4/14/2033		200	138
Romania 3.375% 2/8/2038		80	58
Romania 4.625% 4/3/2049		39	30
Romania 3.375% 1/28/2050		73	45
Russian Federation 7.00% 8/16/2023[5,6]	RUB	16,600	77
Russian Federation 2.875% 12/4/2025[5]	EUR	200	90
Russian Federation 4.25% 6/23/2027[5]	USD	200	86
Russian Federation 4.375% 3/21/2029[5]		200	82
Russian Federation 6.90% 5/23/2029[5]	RUB	28,250	123
Russian Federation 7.65% 4/10/2030[5]		38,320	166
Russian Federation 5.90% 3/12/2031[5]		5,620	24
Russian Federation 6.90% 7/23/2031[5]		18,200	79
Russian Federation 8.50% 9/17/2031[5]		5,530	24
Russian Federation 7.70% 3/23/2033[5]		23,030	100
Russian Federation 7.25% 5/10/2034[5]		8,140	35
Serbia (Republic of) 3.125% 5/15/2027	EUR	385	356
Serbia (Republic of) 2.05% 9/23/2036		185	112
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	3,000	157
Spain (Kingdom of) 0% 1/31/2027	EUR	335	317
Spain (Kingdom of) 0.80% 7/30/2027		490	474
Spain (Kingdom of) 0.50% 10/31/2031		395	329
Spain (Kingdom of) 0.70% 4/30/2032		830	693
Tunisia (Republic of) 6.75% 10/31/2023		260	235
Tunisia (Republic of) 6.75% 10/31/2023		150	135
Ukraine 6.876% 5/21/2031[3,5]	USD	250	48
Ukraine 6.876% 5/21/2031[5]		200	38
United Kingdom 2.75% 9/7/2024	GBP	50	60
United Kingdom 1.25% 7/22/2027		410	447
United Kingdom 0.375% 10/22/2030		490	463
United Kingdom 0.25% 7/31/2031		160	145
United Kingdom 1.00% 1/31/2032		1,490	1,427
United Kingdom 4.25% 6/7/2032		1,165	1,474
United Kingdom 3.25% 1/22/2044		174	187
United Kingdom 1.25% 7/31/2051		413	270
United Mexican States, Series M, 5.75% 3/5/2026	MXN	18,200	846
United Mexican States, Series M, 7.50% 6/3/2027		1,950	94
United Mexican States, Series M, 7.75% 5/29/2031		5,000	238
United Mexican States, Series M, 8.00% 11/7/2047		5,120	235
United Mexican States, Series M, 8.00% 7/31/2053		18,880	864
			48,783

U.S. Treasury bonds & notes 12.04%
U.S. Treasury 11.52%
U.S. Treasury 2.50% 3/31/2023	USD	1,182	1,177
U.S. Treasury 2.75% 4/30/2023		1,485	1,477
U.S. Treasury 1.50% 2/29/2024		5,058	4,876
U.S. Treasury 2.50% 4/30/2024		995	967
U.S. Treasury 3.25% 8/31/2024		706	691
U.S. Treasury 1.50% 10/31/2024		1,300	1,232
U.S. Treasury 1.00% 12/15/2024		620	580
U.S. Treasury 1.75% 3/15/2025		98	93
U.S. Treasury 3.00% 7/15/2025		1,016	984

American Funds Insurance Series	165

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.125% 8/15/2025	USD	18	$17
U.S. Treasury 0.25% 8/31/2025		833	749
U.S. Treasury 4.50% 11/15/2025		178	179
U.S. Treasury 0.375% 11/30/2025		50	45
U.S. Treasury 0.50% 2/28/2026		500	446
U.S. Treasury 0.75% 3/31/2026		2,075	1,861
U.S. Treasury 0.875% 6/30/2026		74	66
U.S. Treasury 2.25% 2/15/2027		298	277
U.S. Treasury 1.875% 2/28/2027		6,696	6,133
U.S. Treasury 2.50% 3/31/2027		1,025	962
U.S. Treasury 2.75% 4/30/2027		6,460	6,125
U.S. Treasury 2.75% 7/31/2027		46	43
U.S. Treasury 3.125% 8/31/2027		2,160	2,078
U.S. Treasury 4.125% 9/30/2027		268	269
U.S. Treasury 4.125% 10/31/2027		357	358
U.S. Treasury 2.875% 5/15/2028		1,275	1,204
U.S. Treasury 2.875% 8/15/2028		557	525
U.S. Treasury 0.625% 5/15/2030		823	652
U.S. Treasury 0.625% 8/15/2030		650	512
U.S. Treasury 1.625% 5/15/2031		375	316
U.S. Treasury 1.25% 8/15/2031		395	321
U.S. Treasury 1.375% 11/15/2031		834	680
U.S. Treasury 1.875% 2/15/2032		779	661
U.S. Treasury 2.875% 5/15/2032		640	590
U.S. Treasury 2.75% 8/15/2032		1,279	1,164
U.S. Treasury 4.125% 11/15/2032		195	199
U.S. Treasury 1.875% 2/15/2041[7]		920	652
U.S. Treasury 2.25% 5/15/2041[7]		525	395
U.S. Treasury 2.875% 11/15/2046		400	322
U.S. Treasury 1.25% 5/15/2050		140	76
U.S. Treasury 2.375% 5/15/2051		490	353
U.S. Treasury 2.00% 8/15/2051		560	369
U.S. Treasury 1.875% 11/15/2051[7]		686	437
U.S. Treasury 2.25% 2/15/2052[7]		765	535
U.S. Treasury 2.875% 5/15/2052		273	220
U.S. Treasury 3.00% 8/15/2052		510	423
U.S. Treasury 4.00% 11/15/2052		70	70
			42,361

U.S. Treasury inflation-protected securities 0.52%
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[4]		829	803
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[4]		575	555
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[4]		367	346
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[4]		249	208
			1,912

Total U.S. Treasury bonds & notes			44,273

Corporate bonds, notes & loans 5.64%
Financials 1.80%
ACE INA Holdings, Inc. 3.35% 5/3/2026		10	10
ACE INA Holdings, Inc. 4.35% 11/3/2045		20	17
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[8]	EUR	200	167
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[3,8]	USD	200	204
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[8]	EUR	100	106
Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[8]		100	101
Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[8]	USD	200	188
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[8]		500	451
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[8]		160	140

166	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[8]	USD	236	$214
Bank of America Corp. 2.496% 2/13/2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[8]		20	16
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[8]		475	472
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[8]		103	96
Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)[8]		175	166
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[8]		310	269
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[8]		110	99
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[8]		29	27
Commonwealth Bank of Australia 2.688% 3/11/2031[3]		225	174
Corebridge Financial, Inc. 3.90% 4/5/2032[3]		59	52
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[8]		160	136
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[8]	EUR	100	95
Goldman Sachs Group, Inc. 1.00% 3/18/2033[9]		210	162
Goldman Sachs Group, Inc. 4.017% 10/31/2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[8]	USD	78	64
Groupe BPCE SA 5.70% 10/22/2023[3]		200	199
Groupe BPCE SA 1.00% 4/1/2025	EUR	100	101
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[8]	USD	200	191
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[8]		186	164
JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[8]		160	150
Morgan Stanley 3.125% 7/27/2026		110	103
Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[8]		200	175
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[8]		126	111
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[8]		72	60
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[8]	EUR	510	485
New York Life Insurance Company 3.75% 5/15/2050[3]	USD	23	18
Nordea Bank AB 3.60% 6/6/2025[3]		200	193
Royal Bank of Canada 1.20% 4/27/2026		175	156
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[3,8]		450	442
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[8]		210	195
Wells Fargo & Company 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[8]		400	354
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[8]		100	85
			6,608

Utilities 0.89%
Alabama Power Co. 3.00% 3/15/2052		250	166
CMS Energy Corp. 3.00% 5/15/2026		150	140
Consumers Energy Co. 3.60% 8/15/2032		250	228
Duke Energy Carolinas, LLC 3.05% 3/15/2023		280	279
Duke Energy Progress, LLC 3.70% 9/1/2028		75	71
E.ON SE 1.625% 3/29/2031	EUR	240	216
Edison International 4.125% 3/15/2028	USD	160	149
Enel Finance International SA 1.875% 7/12/2028[3]		200	159
Enersis Américas SA 4.00% 10/25/2026		35	33
Entergy Louisiana, LLC 4.75% 9/15/2052		100	90
Exelon Corp. 3.40% 4/15/2026		150	143
FirstEnergy Corp. 3.50% 4/1/2028[3]		35	32
Florida Power & Light Company 2.875% 12/4/2051		120	81
Interstate Power and Light Co. 2.30% 6/1/2030		50	41
NextEra Energy Capital Holdings, Inc. 2.75% 11/1/2029		232	201
Niagara Mohawk Power Corp. 3.508% 10/1/2024[3]		85	82
Pacific Gas and Electric Co. 2.95% 3/1/2026		25	23
Pacific Gas and Electric Co. 2.10% 8/1/2027		100	86

American Funds Insurance Series	167

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 3.00% 6/15/2028	USD	140	$121
Pacific Gas and Electric Co. 4.65% 8/1/2028		114	105
Pacific Gas and Electric Co. 4.55% 7/1/2030		31	28
Pacific Gas and Electric Co. 2.50% 2/1/2031		600	467
Pacific Gas and Electric Co. 3.25% 6/1/2031		50	41
Pacific Gas and Electric Co. 3.50% 8/1/2050		137	86
Xcel Energy, Inc. 3.35% 12/1/2026		216	203
			3,271

Consumer discretionary 0.62%
Amazon.com, Inc. 2.80% 8/22/2024		45	44
Bayerische Motoren Werke AG 3.90% 4/9/2025[3]		70	69
Bayerische Motoren Werke AG 4.15% 4/9/2030[3]		70	67
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[3]		150	140
General Motors Financial Co. 2.40% 4/10/2028		150	126
Hyundai Capital America 1.50% 6/15/2026[3]		250	217
Hyundai Capital America 2.375% 10/15/2027[3]		109	93
Hyundai Capital Services, Inc. 3.75% 3/5/2023[3]		250	249
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[3]		222	239
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[3]		185	148
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[3]		70	70
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[3]		59	61
Stellantis Finance US, Inc. 5.625% 1/12/2028[3]		400	397
Stellantis Finance US, Inc. 2.691% 9/15/2031[3]		200	153
Toyota Motor Credit Corp. 3.375% 4/1/2030		33	30
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[8]	EUR	200	175
			2,278

Health care 0.45%
Aetna, Inc. 2.80% 6/15/2023	USD	10	10
Amgen, Inc. 1.90% 2/21/2025		40	37
Amgen, Inc. 2.20% 2/21/2027		30	27
Amgen, Inc. 4.20% 3/1/2033		280	260
AstraZeneca Finance, LLC 2.25% 5/28/2031		69	57
AstraZeneca PLC 3.50% 8/17/2023		150	149
Becton, Dickinson and Company 3.734% 12/15/2024		10	10
Becton, Dickinson and Company 3.70% 6/6/2027		43	41
Becton, Dickinson and Company 2.823% 5/20/2030		28	24
Becton, Dickinson and Company 4.298% 8/22/2032		320	300
Cigna Corp. 4.125% 11/15/2025		80	78
EMD Finance, LLC 3.25% 3/19/2025[3]		250	240
Stryker Corp. 0.75% 3/1/2029	EUR	210	188
Takeda Pharmaceutical Company, Ltd. 2.25% 11/21/2026		100	102
UnitedHealth Group, Inc. 4.00% 5/15/2029	USD	135	129
			1,652

Communication services 0.42%
AT&T, Inc. 2.75% 6/1/2031		375	312
AT&T, Inc. 2.55% 12/1/2033		64	49
Comcast Corp. 0% 9/14/2026	EUR	100	94
Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD	45	56
Netflix, Inc. 3.875% 11/15/2029[9]	EUR	200	201
Orange SA 9.00% 3/1/2031[8]	USD	65	80
T-Mobile US, Inc. 2.05% 2/15/2028		200	172
Verizon Communications, Inc. 0.375% 3/22/2029	EUR	140	121

168	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Verizon Communications, Inc. 2.55% 3/21/2031	USD	325	$268
Verizon Communications, Inc. 0.75% 3/22/2032	EUR	100	80
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[3]	USD	168	129
			1,562

Information technology 0.38%
Apple, Inc. 3.35% 8/8/2032		580	528
Broadcom, Inc. 4.00% 4/15/2029[3]		21	19
Broadcom, Inc. 4.15% 11/15/2030		70	63
Broadcom, Inc. 3.419% 4/15/2033[3]		53	43
Broadcom, Inc. 3.137% 11/15/2035[3]		15	11
Lenovo Group, Ltd. 5.875% 4/24/2025		269	262
Mastercard, Inc. 2.00% 11/18/2031		102	82
Microsoft Corp. 2.40% 8/8/2026		187	175
Oracle Corp. 2.65% 7/15/2026		216	199
			1,382

Industrials 0.32%
Boeing Company 4.508% 5/1/2023		400	399
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		164	111
Carrier Global Corp. 2.242% 2/15/2025		6	6
Carrier Global Corp. 2.493% 2/15/2027		7	6
CSX Corp. 3.80% 4/15/2050		6	5
CSX Corp. 2.50% 5/15/2051		75	46
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[3]		95	92
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[3]		200	181
Singapore Airlines, Ltd. 3.375% 1/19/2029		200	181
United Technologies Corp. 4.125% 11/16/2028		170	163
			1,190

Consumer staples 0.26%
Altria Group, Inc. 2.20% 6/15/2027	EUR	270	260
Anheuser-Busch InBev NV 4.00% 4/13/2028	USD	100	95
Anheuser-Busch InBev NV 4.75% 1/23/2029		220	218
British American Tobacco PLC 3.215% 9/6/2026		62	57
British American Tobacco PLC 4.70% 4/2/2027		67	64
British American Tobacco PLC 3.557% 8/15/2027		105	96
British American Tobacco PLC 3.462% 9/6/2029		75	65
Philip Morris International, Inc. 5.75% 11/17/2032		110	113
			968

Energy 0.24%
Canadian Natural Resources, Ltd. 2.95% 7/15/2030		161	136
Halliburton Company 3.80% 11/15/2025		2	2
Kinder Morgan, Inc. 4.30% 6/1/2025		165	162
Petróleos Mexicanos 6.75% 9/21/2047		107	69
Qatar Petroleum 3.125% 7/12/2041[3]		270	208
Statoil ASA 3.70% 3/1/2024		50	49
TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[8]		288	275
			901

Real estate 0.14%
American Tower Corp. 0.875% 5/21/2029	EUR	250	214
Equinix, Inc. 2.15% 7/15/2030	USD	176	140
Essex Portfolio, LP 3.50% 4/1/2025		120	116
Essex Portfolio, LP 3.375% 4/15/2026		40	38
			508

American Funds Insurance Series	169

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Corporate bonds, notes & loans (continued)
Materials 0.12%
Celanese US Holdings, LLC 5.337% 1/19/2029	EUR	300		$305
Celanese US Holdings, LLC 6.379% 7/15/2032	USD	50		48
Vale Overseas, Ltd. 3.75% 7/8/2030		94		82
				435

Total corporate bonds, notes & loans				20,755

Mortgage-backed obligations 2.58%
Federal agency mortgage-backed obligations 1.56%
Fannie Mae Pool #FM7100 3.50% 6/1/2050[10]		350		324
Fannie Mae Pool #CB2402 2.50% 12/1/2051[10]		315		267
Fannie Mae Pool #BV9612 2.50% 4/1/2052[10]		271		230
Fannie Mae Pool #FS2555 4.50% 7/1/2052[10]		148		143
Fannie Mae Pool #MA4732 4.00% 9/1/2052[10]		471		442
Fannie Mae Pool #BW3812 4.50% 9/1/2052[10]		120		116
Fannie Mae Pool #MA4784 4.50% 10/1/2052[10]		135		130
Fannie Mae Pool #BW7796 5.00% 10/1/2052[10]		840		829
Fannie Mae Pool #BW1299 4.00% 11/1/2052[10]		57		53
Fannie Mae Pool #BW1385 4.00% 12/1/2052[10]		290		272
Freddie Mac Pool #ZJ9038 5.00% 6/1/2023[10]		—	[11]	—	[11]
Freddie Mac Pool #QE8253 4.50% 8/1/2052[10]		200		193
Freddie Mac Pool #SD8256 4.00% 10/1/2052[10]		100		94
Freddie Mac Pool #SD8257 4.50% 10/1/2052[10]		513		494
Freddie Mac Pool #QF2182 4.50% 10/1/2052[10]		84		81
Freddie Mac Pool #QF3955 4.00% 12/1/2052[10]		238		224
Freddie Mac Pool #SD8275 4.50% 12/1/2052[10]		75		72
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[10]		580		546
Government National Mortgage Assn. 3.50% 1/1/2053[10,12]		1,350		1,241
				5,751

Other mortgage-backed securities 1.02%
Nordea Kredit 0.50% 10/1/2040[10]	DKK	1,615		181
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037[10]		502		62
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2040[10]		7,234		809
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[10]		1,281		158
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[10]		20,442		2,228
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050[10]		1,365		136
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[10]		590		63
Nykredit Realkredit AS, Series 01E, 1.00% 10/1/2053[10]		862		90
Realkredit Danmark AS 1.00% 10/1/2053[10]		194		20
				3,747

Total mortgage-backed obligations				9,498

Asset-backed obligations 0.63%
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 4.958% 12/18/2025[10,13]	USD	203		203
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 4.577% 9/15/2025[10,13]		128		128
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/2024[10]		56		56
Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/2024[10]		66		66
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.407% 2/15/2025[10,13]		111		111
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 4.536% 10/21/2024[10,13]		110		110
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 4.408% 9/16/2025[10,13]		121		121
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 4.387% 5/15/2025[10,13]		120		120

170	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[10]	USD	302	$295
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 4.487% 8/15/2024[10,13]		283	283
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[10]		193	193
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (1-month USD-SOFR + 0.57%) 4.377% 8/15/2025[10,13]		40	40
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[8,10]		250	245
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[10]		155	153
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[3,10]		181	180
			2,304

Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		100	72

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		80	57

Total municipals			129

Total bonds, notes & other debt instruments (cost: $141,023,000)			125,742

Short-term securities 4.34%	Weighted average yield at acquisition
Commercial paper 3.27%
British Columbia (Province of) 1/23/2023	3.996%	2,560	2,553
KfW 1/27/2023[3]	3.890	4,500	4,485
Toronto-Dominion Bank 1/27/2023[3]	4.132	5,000	4,983
			12,021

		Shares
Money market investments 1.07%
Capital Group Central Cash Fund 4.31%[2,14]		39,285	3,928

Total short-term securities (cost: $15,953,000)			15,949
Total investment securities 99.35% (cost: $359,847,000)			365,361
Other assets less liabilities 0.65%			2,399

Net assets 100.00%			$367,760

American Funds Insurance Series	171

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	5	March 2023	USD1,025	$1
5 Year Euro-Bobl Futures	Long	49	March 2023	6,071	(205)
5 Year U.S. Treasury Note Futures	Long	95	March 2023	10,253	(8)
10 Year Euro-Bund Futures	Long	14	March 2023	1,992	(128)
10 Year Italy Government Bond Futures	Short	1	March 2023	(116)	9
10 Year Japanese Government Bond Futures	Short	1	March 2023	(1,108)	23
10 Year Australian Treasury Bond Futures	Long	4	March 2023	315	(19)
10 Year Ultra U.S. Treasury Note Futures	Long	6	March 2023	710	(6)
10 Year U.S. Treasury Note Futures	Short	6	March 2023	(674)	4
10 Year UK Gilt Futures	Short	2	March 2023	(241)	15
20 Year U.S. Treasury Bond Futures	Long	4	March 2023	501	(11)
30 Year Euro-Buxl Futures	Long	2	March 2023	290	(54)
30 Year Ultra U.S. Treasury Bond Futures	Short	6	March 2023	(806)	6
					$(373)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
KRW	1,761,900	USD	1,337	Citibank	1/9/2023	$63
USD	687	KRW	894,770	Bank of America	1/9/2023	(23)
EUR	2,560	DKK	19,040	Standard Chartered Bank	1/10/2023	(1)
USD	203	NZD	320	HSBC Bank	1/10/2023	(1)
SEK	1,270	USD	122	UBS AG	1/10/2023	(1)
USD	511	MYR	2,250	JPMorgan Chase	1/10/2023	(3)
USD	640	AUD	950	HSBC Bank	1/10/2023	(7)
USD	445	MXN	8,853	Goldman Sachs	1/10/2023	(8)
EUR	4,105	USD	4,324	Goldman Sachs	1/12/2023	74
CAD	1,450	USD	1,063	HSBC Bank	1/12/2023	8
USD	74	CAD	100	HSBC Bank	1/12/2023	— [11]
NZD	470	USD	299	Morgan Stanley	1/12/2023	(1)
USD	1,585	EUR	1,500	BNP Paribas	1/12/2023	(21)
JPY	169,239	USD	1,256	Bank of America	1/13/2023	35
JPY	89,090	USD	656	Bank of America	1/13/2023	24
USD	278	COP	1,337,640	Citibank	1/13/2023	3
USD	563	CAD	760	Standard Chartered Bank	1/13/2023	2
USD	98	GBP	80	Morgan Stanley	1/13/2023	1
GBP	240	USD	292	Bank of New York Mellon	1/13/2023	(2)
USD	303	MXN	6,020	UBS AG	1/13/2023	(5)
JPY	466,020	USD	3,428	Standard Chartered Bank	1/20/2023	133
JPY	81,321	AUD	890	HSBC Bank	1/20/2023	15
JPY	51,480	USD	380	Standard Chartered Bank	1/20/2023	14
USD	112	CLP	100,000	Bank of America	1/23/2023	(6)
USD	564	BRL	3,025	Citibank	1/23/2023	(7)
JPY	118,440	USD	821	Standard Chartered Bank	1/27/2023	85
JPY	172,080	USD	1,271	BNP Paribas	1/27/2023	46
JPY	45,290	USD	313	UBS AG	1/27/2023	33
JPY	78,800	USD	585	Goldman Sachs	1/27/2023	18
PLN	4,260	USD	922	Citibank	2/2/2023	47

172	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	(depreciation) at 12/31/2022 (000)
USD	245	PLN	1,150	UBS AG	2/2/2023	$(17)
USD	420	PLN	1,940	Citibank	2/2/2023	(21)
PLN	1,940	USD	468	BNP Paribas	2/2/2023	(26)
KRW	405,540	USD	307	Standard Chartered Bank	2/28/2023	16
CNH	8,530	USD	1,218	Standard Chartered Bank	3/6/2023	22
JPY	76,110	USD	565	BNP Paribas	3/6/2023	20
EUR	720	USD	757	Bank of America	3/6/2023	17
KRW	347,180	USD	267	HSBC Bank	3/6/2023	10
						$536

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD	375	$(6)	$—	$(6)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		3,197	(51)	—	(51)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		1,178	(20)	—	(20)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		2,945	(48)	—	(48)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		486	(8)	—	(8)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		486	(8)	—	(8)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		533	(9)	—	(9)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023		1,001	(17)	—	(17)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023		1,000	(18)	—	(18)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023		1,019	(19)	—	(19)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		1,023	(19)	—	(19)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		904	(17)	—	(17)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		1,031	(20)	—	(20)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		1,029	(19)	—	(19)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		1,029	(19)	—	(19)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		1,144	(21)	—	(21)
3.7697%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/6/2023		5,500	(47)	—	(47)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	(24)	—	(24)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		1,463	(24)	—	(24)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		123	(2)	—	(2)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP	3,050	(77)	—	(77)
2.42%	Annual	SONIA	Annual	5/5/2024		6,100	(160)	—	(160)
2.9588%	Annual	SONIA	Annual	6/9/2024		4,180	(84)	—	(84)
SONIA	Annual	5.6325%	Annual	9/25/2024		7,720	(88)	—	(88)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	2,000	(7)	—	(7)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026		2,600	(10)	—	(10)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		3,200	(12)	—	(12)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026		8,600	(31)	—	(31)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		8,900	(32)	—	(32)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026		11,300	(42)	—	(42)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		2,500	(6)	—	(6)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		3,701	(8)	—	(8)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026		6,100	(13)	—	(13)

American Funds Insurance Series	173

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
7.64%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	6,000	$(13)	$—	$(13)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		7,639	(18)	—	(18)
9.07%	28-day	28-day MXN-TIIE	28-day	4/28/2027		20,400	8	—	8
							$(1,009)	$—	$(1,009)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)		[15]	Value at 12/31/2022 (000)	[16]	Upfront premium paid (000)	Unrealized appreciation at 12/31/2022 (000)
1.00%	Quarterly	CDX.NA.IG.39	12/20/2027	USD	2,580		$20		$13	$7

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Investment funds 1.50%
Capital Group Central Corporate Bond Fund	$—	$5,481	$—	$—	$51	$5,532	$50
Short-term securities 1.07%
Money market investments 1.07%
Capital Group Central Cash Fund 4.31%[14]	1,127	144,034	141,236	3	—	3,928	343
Total 2.57%				$3	$51	$9,460	$393

Restricted securities9

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Netflix, Inc. 3.875% 11/15/2029	7/11/20222-7/12/2022	$191	$201	.06%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	251	162	.04
Total		$442	$363	.10%

174	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

(formerly Global Balanced Fund)

[1]	Security did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,344,000, which represented 3.90% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Value determined using significant unobservable inputs.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $758,000, which represented .21% of the net assets of the fund.
[8]	Step bond; coupon rate may change at a later date.
[9]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $363,000, which represented .10% of the net assets of the fund.
[10]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[11]	Amount less than one thousand.
[12]	Purchased on a TBA basis.
[13]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[14]	Rate represents the seven-day yield at 12/31/2022.
[15]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[16]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations

ADR = American Depositary Receipts

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NZD = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

TIIE = Equilibrium Interbank Interest Rate

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	175

The Bond Fund of America

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 95.37%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 34.59%
Financials 9.65%
ACE INA Holdings, Inc. 3.35% 5/3/2026	USD	2,025	$1,941
ACE INA Holdings, Inc. 4.35% 11/3/2045		2,220	1,933
AerCap Ireland Capital DAC 1.65% 10/29/2024		5,996	5,535
AerCap Ireland Capital DAC 6.50% 7/15/2025		1,798	1,824
AerCap Ireland Capital DAC 1.75% 1/30/2026		2,841	2,503
AerCap Ireland Capital DAC 2.45% 10/29/2026		10,289	9,010
AerCap Ireland Capital DAC 3.00% 10/29/2028		10,345	8,686
AerCap Ireland Capital DAC 3.30% 1/30/2032		11,338	8,891
AerCap Ireland Capital DAC 3.40% 10/29/2033		5,120	3,896
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,254	891
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.15% 10/29/2023		3,130	3,013
Ally Financial, Inc. 5.125% 9/30/2024		1,500	1,486
Ally Financial, Inc. 8.00% 11/1/2031		8,075	8,418
American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[1]		4,501	4,265
Arthur J. Gallagher & Co. 3.50% 5/20/2051		1,073	754
Banco Santander, SA 5.147% 8/18/2025		4,000	3,960
Banco Santander, SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[1]		1,400	1,198
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		1,970	1,818
Bank of America Corp. 1.658% 3/11/2027 (USD-SOFR + 0.91% on 3/11/2026)[1]		981	869
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		7,989	7,009
Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)[1]		2,635	2,524
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[1]		11,107	10,866
Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[1]		1,502	1,553
Bank of America Corp. 3.419% 12/20/2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[1]		10,129	9,189
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)[1]		2,773	2,338
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[1]		21,177	16,224
Bank of America Corp. 2.687% 4/22/2032 (USD-SOFR + 1.32% on 4/22/2031)[1]		8,343	6,698
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		36,155	27,930
Bank of America Corp. 2.572% 10/20/2032 (USD-SOFR + 1.21% on 10/20/2031)[1]		2,613	2,053
Bank of America Corp. 2.972% 2/4/2033 (USD-SOFR + 1.33% on 2/4/2032)[1]		4,089	3,305
Bank of America Corp. 4.571% 4/27/2033 (USD-SOFR + 1.83% on 4/27/2032)[1]		10,180	9,340
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[1]		7,947	7,568
Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[1,2]		4,850	4,814
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		4,525	4,496
BNP Paribas SA 1.323% 1/13/2027 (USD-SOFR + 1.004% on 1/13/2026)[1,2]		7,581	6,634
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[1,2]		13,134	11,569
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]		3,594	2,936
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]		4,177	3,276
Canadian Imperial Bank of Commerce (CIBC) 3.60% 4/7/2032		1,303	1,152
Capital One Financial Corp. 1.343% 12/6/2024 (USD-SOFR + 0.69% on 12/6/2023)[1]		4,525	4,334
Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)[1]		2,430	2,382
Capital One Financial Corp. 4.927% 5/10/2028 (USD-SOFR + 2.057% on 5/10/2027)[1]		4,650	4,509
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031		1,126	880
CIT Group, Inc. 3.929% 6/19/2024 (USD-SOFR + 3.827% on 6/19/2023)[1]		5,410	5,364
Citigroup, Inc. 4.60% 3/9/2026		1,800	1,770
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[1]		8,740	7,591
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[1]		5,520	4,984
Citigroup, Inc. 4.658% 5/24/2028 (USD-SOFR + 1.887% on 5/24/2027)[1]		3,386	3,282
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[1]		1,030	834
Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[1]		5,350	4,590
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[1]		1,718	1,614
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[1]		2,781	2,878
Corebridge Financial, Inc. 3.50% 4/4/2025[2]		1,439	1,381
Corebridge Financial, Inc. 3.65% 4/5/2027[2]		4,493	4,195
Corebridge Financial, Inc. 3.85% 4/5/2029[2]		5,794	5,289
Corebridge Financial, Inc. 3.90% 4/5/2032[2]		5,959	5,221
Corebridge Financial, Inc. 4.35% 4/5/2042[2]		361	298

176	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Corebridge Financial, Inc. 4.40% 4/5/2052[2]	USD	1,352	$1,078
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]		4,450	4,060
Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[1,2]		2,450	2,145
Credit Suisse Group AG 3.80% 6/9/2023		15,327	14,927
Credit Suisse Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[1,2]		850	752
Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[1,2]		7,609	6,505
Credit Suisse Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[1,2]		11,200	8,973
Credit Suisse Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[1,2]		1,265	1,154
Credit Suisse Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]		5,476	4,262
Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]		7,369	5,106
Credit Suisse Group AG 6.537% 8/12/2033 (USD-SOFR + 3.92% on 8/12/2032)[1,2]		576	507
Credit Suisse Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[1,2]		6,658	6,835
Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026)[1,2]		2,990	2,565
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,2]		2,975	2,740
Deutsche Bank AG 3.95% 2/27/2023		6,350	6,328
Deutsche Bank AG 0.898% 5/28/2024		2,500	2,339
Deutsche Bank AG 3.70% 5/30/2024		5,150	5,007
Deutsche Bank AG 2.222% 9/18/2024 (USD-SOFR + 2.159% on 9/18/2023)[1]		10,475	10,120
Deutsche Bank AG 3.961% 11/26/2025 (USD-SOFR + 2.581% on 11/26/2024)[1]		3,673	3,512
Deutsche Bank AG 4.10% 1/13/2026		7,305	7,029
Deutsche Bank AG 4.10% 1/13/2026		857	824
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		41,608	36,749
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		4,315	3,664
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[1]		7,258	6,179
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[1]		2,900	2,331
Discover Financial Services 6.70% 11/29/2032		1,475	1,504
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[1,2]		1,200	1,045
GE Capital Funding, LLC 4.55% 5/15/2032		973	927
Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026)[1]		3,030	2,660
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		13,275	11,468
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[1]		13,961	12,226
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[1]		1,758	1,568
Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)[1]		7,403	6,907
Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[1]		1,534	1,473
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[1]		9,600	8,786
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[1]		10,422	8,490
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[1]		3,160	2,161
Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD-LIBOR + 3.834% on 11/10/2026)[1]		1,750	1,665
Groupe BPCE SA 2.75% 1/11/2023[2]		6,875	6,871
Groupe BPCE SA 5.70% 10/22/2023[2]		28,166	27,963
Groupe BPCE SA 5.15% 7/21/2024[2]		5,481	5,369
Groupe BPCE SA 1.625% 1/14/2025[2]		2,980	2,776
Groupe BPCE SA 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]		6,350	5,649
Groupe BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[1,2]		6,195	5,908
HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[1]		5,270	4,571
HSBC Holdings PLC 4.583% 6/19/2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[1]		6,410	5,913
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[1]		5,917	4,786
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[1]		5,250	4,074
HSBC Holdings PLC 5.402% 8/11/2033 (USD-SOFR + 2.87% on 8/11/2032)[1]		3,595	3,339
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		669	585
Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027		6,335	5,422
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/2023[3]		2,750	2,741
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/2025[3]		397	374
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		6,669	6,328

American Funds Insurance Series	177

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Huarong Finance II Co., Ltd. 5.00% 11/19/2025	USD	480	$444
Huarong Finance II Co., Ltd. 4.625% 6/3/2026		200	177
Huarong Finance II Co., Ltd. 4.875% 11/22/2026		2,106	1,886
Intercontinental Exchange, Inc. 4.35% 6/15/2029		8,710	8,433
Intercontinental Exchange, Inc. 4.60% 3/15/2033		4,601	4,408
Intercontinental Exchange, Inc. 4.95% 6/15/2052		5,327	4,963
Intesa Sanpaolo SpA 3.375% 1/12/2023[2]		10,035	10,030
Intesa Sanpaolo SpA 5.017% 6/26/2024[2]		68,143	65,545
Intesa Sanpaolo SpA 3.25% 9/23/2024[2]		770	731
Intesa Sanpaolo SpA 5.71% 1/15/2026[2]		15,400	14,816
Intesa Sanpaolo SpA 3.875% 7/14/2027[2]		6,250	5,581
Intesa Sanpaolo SpA 3.875% 1/12/2028[2]		1,986	1,753
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[2]		2,060	1,714
JPMorgan Chase & Co. 0.969% 6/23/2025 (USD-SOFR + 0.58% on 6/23/2024)[1]		5,870	5,475
JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[1]		11,105	10,289
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[1]		3,620	3,518
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[1]		1,832	1,612
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[1]		5,965	5,172
JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[1]		4,350	3,941
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[1]		12,080	11,555
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[1]		8,465	8,265
JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[1]		9,600	8,729
JPMorgan Chase & Co. 2.069% 6/1/2029 (USD-SOFR + 1.015% on 6/1/2028)[1]		2,453	2,053
JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[1]		11,980	11,186
JPMorgan Chase & Co. 2.522% 4/22/2031 (USD-SOFR + 2.04% on 4/22/2030)[1]		1,766	1,449
JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[1]		4,802	3,858
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[1]		5,313	4,213
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[1]		553	452
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[1]		1,907	1,771
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		5,475	5,229
Kasikornbank PCL HK 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[1]		2,415	2,128
Keb Hana Bank 3.25% 3/30/2027[2]		1,315	1,227
Lloyds Banking Group PLC 2.438% 2/5/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[1]		2,675	2,493
Marsh & McLennan Companies, Inc. 2.375% 12/15/2031		367	297
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		505	326
MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[1,2]		1,405	1,521
MetLife, Inc. 3.60% 11/13/2025		3,490	3,395
MetLife, Inc. 5.00% 7/15/2052		165	158
Mitsubishi UFJ Financial Group, Inc. 0.962% 10/11/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[1]		2,960	2,724
Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[1]		6,200	5,383
Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[1]		2,225	1,930
Mitsubishi UFJ Financial Group, Inc. 2.341% 1/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)[1]		2,970	2,618
Mitsubishi UFJ Financial Group, Inc. 4.08% 4/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)[1]		2,945	2,781
Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[1]		1,197	1,146
Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[1]		4,615	4,026
Mizuho Financial Group, Inc. 5.669% 9/13/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.40% on 9/13/2032)[1]		2,390	2,379
Morgan Stanley 0.791% 1/22/2025 (USD-SOFR + 0.509% on 1/22/2024)[1]		3,065	2,901
Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)[1]		2,300	2,200

178	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[1]	USD	10,488	$9,114
Morgan Stanley 4.21% 4/20/2028 (USD-SOFR + 1.61% on 4/20/2027)[1]		3,671	3,497
Morgan Stanley 6.296% 10/18/2028 (USD-SOFR + 2.44% on 10/18/2027)[1]		2,007	2,075
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[1]		26,412	20,326
Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)[1]		2,813	2,209
Morgan Stanley 2.943% 1/21/2033 (USD-SOFR + 1.29% on 1/21/2032)[1]		6,616	5,369
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[1]		3,375	3,181
Morgan Stanley 6.342% 10/18/2033 (USD-SOFR + 2.565% on 10/18/2032)[1]		3,810	4,004
Morgan Stanley 5.297% 4/20/2037 (USD-SOFR + 2.62% on 4/20/2032)[1]		2,286	2,096
MSCI, Inc. 3.25% 8/15/2033[2]		2,750	2,128
Navient Corp. 6.75% 6/25/2025		425	409
OneMain Holdings, Inc. 7.125% 3/15/2026		250	238
Rede D’Or Finance SARL 4.50% 1/22/2030[2]		1,572	1,355
Santander Holdings USA, Inc. 3.50% 6/7/2024		8,325	8,092
Santander Holdings USA, Inc. 2.49% 1/6/2028[1]		3,625	3,115
State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)[1]		1,640	1,520
Sumitomo Mitsui Banking Corp. 2.174% 1/14/2027		1,100	977
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]		1,530	971
Synchrony Financial 4.375% 3/19/2024		3,640	3,576
Toronto-Dominion Bank 1.95% 1/12/2027		1,060	946
Travelers Companies, Inc. 2.55% 4/27/2050		768	478
U.S. Bancorp 4.548% 7/22/2028 (USD-SOFR + 1.66% on 7/27/2027)[1]		2,440	2,387
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[1,2]		4,000	3,446
UniCredit SpA 4.625% 4/12/2027[2]		1,395	1,307
UniCredit SpA 5.861% 6/19/2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[1,2]		16,130	14,182
Vigorous Champion International, Ltd. 4.25% 5/28/2029		462	415
Wells Fargo & Company 2.406% 10/30/2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]		20,480	19,382
Wells Fargo & Company 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[1]		3,524	3,428
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		9,236	8,569
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[1]		7,450	7,289
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[1]		7,665	6,478
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[1]		3,675	3,500
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		20,666	17,607
Willis North America, Inc. 4.65% 6/15/2027		1,290	1,248
			986,796

Utilities 4.42%
AEP Texas, Inc. 3.45% 5/15/2051		1,475	1,048
Alabama Power Co. 3.00% 3/15/2052		3,697	2,458
Alfa Desarrollo SpA 4.55% 9/27/2051[2]		1,001	763
Ameren Corp. 4.50% 3/15/2049		2,875	2,634
Baltimore Gas & Electric 4.55% 6/1/2052		525	467
Berkshire Hathaway Energy Company 4.50% 2/1/2045		5,895	5,161
Comisión Federal de Electricidad 4.688% 5/15/2029[2]		3,655	3,249
Comisión Federal de Electricidad 3.875% 7/26/2033[2]		1,340	1,019
Connecticut Light and Power Co. 2.05% 7/1/2031		1,775	1,430
Consumers Energy Co. 4.05% 5/15/2048		1,413	1,173
Consumers Energy Co. 3.75% 2/15/2050		5,625	4,416
Consumers Energy Co. 3.10% 8/15/2050		4,123	2,883
Consumers Energy Co. 3.50% 8/1/2051		235	178
Duke Energy Corp. 3.75% 4/15/2024		3,826	3,760
Duke Energy Corp. 4.50% 8/15/2032		7,811	7,340
Duke Energy Corp. 3.50% 6/15/2051		1,139	796
Duke Energy Florida, LLC 3.40% 10/1/2046		5,669	4,098
Duke Energy Florida, LLC 3.00% 12/15/2051		711	480
Duke Energy Florida, LLC 5.95% 11/15/2052		575	616

American Funds Insurance Series	179

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Duke Energy Progress, LLC 3.70% 9/1/2028	USD	3,750	$3,530
Duke Energy Progress, LLC 2.00% 8/15/2031		1,775	1,407
Duke Energy Progress, LLC 2.50% 8/15/2050		644	389
Edison International 3.55% 11/15/2024		6,850	6,618
Edison International 4.95% 4/15/2025		175	172
Edison International 5.75% 6/15/2027		3,181	3,196
Edison International 4.125% 3/15/2028		3,644	3,387
Edison International 6.95% 11/15/2029		2,525	2,643
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]	EUR	2,800	2,346
Emera US Finance, LP 0.833% 6/15/2024	USD	600	560
Emera US Finance, LP 2.639% 6/15/2031		4,400	3,456
Enel Società per Azioni 8.75% 9/24/2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,2]		1,000	1,003
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[2]		1,310	1,143
Entergy Louisiana, LLC 4.20% 9/1/2048		6,325	5,207
Entergy Louisiana, LLC 4.75% 9/15/2052		1,525	1,377
Eversource Energy 3.80% 12/1/2023		5,000	4,945
FirstEnergy Corp. 1.60% 1/15/2026		20,066	17,774
FirstEnergy Corp. 3.50% 4/1/2028[2]		2,400	2,191
FirstEnergy Corp. 4.10% 5/15/2028[2]		425	401
FirstEnergy Corp. 2.65% 3/1/2030		12,524	10,234
FirstEnergy Corp. 2.25% 9/1/2030		13,707	10,904
FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)[1]		12,178	11,355
FirstEnergy Transmission, LLC 2.866% 9/15/2028[2]		4,000	3,498
Florida Power & Light Company 2.45% 2/3/2032		4,890	4,087
Florida Power & Light Company 2.875% 12/4/2051		9,334	6,305
Georgia Power Co. 3.70% 1/30/2050		275	206
Interchile SA 4.50% 6/30/2056[2]		465	385
Israel Electric Corp., Ltd. 4.25% 8/14/2028[2]		10,190	9,649
Israel Electric Corp., Ltd. 3.75% 2/22/2032[2]		340	299
ITC Holdings Corp. 3.35% 11/15/2027		1,118	1,031
Jersey Central Power & Light Co. 2.75% 3/1/2032[2]		525	425
Mississippi Power Co. 4.25% 3/15/2042		5,020	4,093
Monongahela Power Co. 3.55% 5/15/2027[2]		1,700	1,600
NextEra Energy Capital Holdings, Inc. 1.875% 1/15/2027		2,772	2,457
Northern States Power Co. 4.50% 6/1/2052		3,328	3,035
Oncor Electric Delivery Company, LLC 4.15% 6/1/2032[2]		1,035	980
Oncor Electric Delivery Company, LLC 4.55% 9/15/2032[2]		975	958
Pacific Gas and Electric Co. 3.25% 6/15/2023		5,615	5,554
Pacific Gas and Electric Co. 3.40% 8/15/2024		2,000	1,920
Pacific Gas and Electric Co. 3.15% 1/1/2026		27,543	25,623
Pacific Gas and Electric Co. 2.95% 3/1/2026		10,850	9,956
Pacific Gas and Electric Co. 3.30% 3/15/2027		5,850	5,212
Pacific Gas and Electric Co. 3.30% 12/1/2027		12,289	10,865
Pacific Gas and Electric Co. 3.75% 7/1/2028		13,075	11,621
Pacific Gas and Electric Co. 4.65% 8/1/2028		7,900	7,278
Pacific Gas and Electric Co. 4.55% 7/1/2030		35,299	32,078
Pacific Gas and Electric Co. 2.50% 2/1/2031		19,695	15,326
Pacific Gas and Electric Co. 3.25% 6/1/2031		1,300	1,060
Pacific Gas and Electric Co. 3.30% 8/1/2040		8,898	6,055
Pacific Gas and Electric Co. 3.75% 8/15/2042		9,466	6,383
Pacific Gas and Electric Co. 4.75% 2/15/2044		336	258
Pacific Gas and Electric Co. 3.50% 8/1/2050		6,836	4,272
Public Service Electric and Gas Co. 3.20% 5/15/2029		6,000	5,456
Public Service Electric and Gas Co. 1.90% 8/15/2031		775	618
Public Service Electric and Gas Co. 3.10% 3/15/2032		7,500	6,577
Puget Energy, Inc. 3.65% 5/15/2025		300	286
Southern California Edison Co. 4.20% 3/1/2029		11,000	10,485
Southern California Edison Co. 2.85% 8/1/2029		8,200	7,144
Southern California Edison Co. 2.50% 6/1/2031		5,149	4,256

180	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co. 5.95% 11/1/2032	USD	1,100	$1,166
Southern California Edison Co. 5.75% 4/1/2035		4,549	4,546
Southern California Edison Co. 5.35% 7/15/2035		6,450	6,267
Southern California Edison Co. 5.625% 2/1/2036		7,051	6,888
Southern California Edison Co. 5.55% 1/15/2037		3,844	3,774
Southern California Edison Co. 5.95% 2/1/2038		5,121	5,188
Southern California Edison Co. 4.00% 4/1/2047		9,402	7,391
Southern California Edison Co. 4.125% 3/1/2048		5,765	4,628
Southern California Edison Co. 4.875% 3/1/2049		555	491
Southern California Edison Co. 3.65% 2/1/2050		8,086	5,943
Southern California Edison Co., Series C, 3.60% 2/1/2045		2,717	1,960
Southwestern Electric Power Co. 1.65% 3/15/2026		3,550	3,179
Southwestern Electric Power Co. 3.25% 11/1/2051		2,270	1,502
Union Electric Co. 2.15% 3/15/2032		3,175	2,518
Virginia Electric and Power Co. 2.30% 11/15/2031		2,425	1,958
Virginia Electric and Power Co. 2.40% 3/30/2032		5,345	4,333
WEC Energy Group, Inc. 2.20% 12/15/2028		1,575	1,336
Wisconsin Electric Power Co. 2.85% 12/1/2051		375	241
Wisconsin Power and Light Co. 1.95% 9/16/2031		525	413
Wisconsin Power and Light Co. 3.65% 4/1/2050		1,075	793
Xcel Energy, Inc. 3.30% 6/1/2025		5,650	5,428
Xcel Energy, Inc. 1.75% 3/15/2027		5,660	4,966
Xcel Energy, Inc. 2.60% 12/1/2029		2,925	2,504
Xcel Energy, Inc. 2.35% 11/15/2031		9,059	7,263
Xcel Energy, Inc. 4.60% 6/1/2032		11,675	11,185
			451,359

Consumer discretionary 4.21%
Allied Universal Holdco, LLC 4.625% 6/1/2028[2]		335	277
Amazon.com, Inc. 3.30% 4/13/2027		1,760	1,673
Amazon.com, Inc. 1.65% 5/12/2028		3,860	3,321
Amazon.com, Inc. 3.45% 4/13/2029		1,305	1,222
Amazon.com, Inc. 3.60% 4/13/2032		6,830	6,271
Amazon.com, Inc. 2.875% 5/12/2041		650	488
Amazon.com, Inc. 3.10% 5/12/2051		9,380	6,727
Amazon.com, Inc. 3.95% 4/13/2052		1,635	1,362
Amazon.com, Inc. 3.25% 5/12/2061		4,100	2,828
Amazon.com, Inc. 4.10% 4/13/2062		470	391
Atlas LuxCo 4 SARL 4.625% 6/1/2028[2]		255	207
Bath & Body Works, Inc. 6.875% 11/1/2035		740	659
Bayerische Motoren Werke AG 1.25% 8/12/2026[2]		100	88
Bayerische Motoren Werke AG 3.45% 4/1/2027[2]		1,075	1,016
Bayerische Motoren Werke AG 1.95% 8/12/2031[2]		620	486
Bayerische Motoren Werke AG 3.70% 4/1/2032[2]		1,350	1,210
Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[2]		3,015	2,898
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[2]		4,950	4,597
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[2]		1,750	1,680
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[2]		4,140	3,875
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]		3,975	3,348
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]		9,625	7,486
DaimlerChrysler North America Holding Corp. 3.35% 2/22/2023[2]		2,000	1,993
DaimlerChrysler North America Holding Corp. 1.75% 3/10/2023[2]		8,000	7,953
Ford Motor Co. 2.90% 2/10/2029		1,065	852
Ford Motor Credit Company, LLC 5.125% 6/16/2025		3,870	3,729
Ford Motor Credit Company, LLC 4.271% 1/9/2027		18,542	16,803
Ford Motor Credit Company, LLC 4.125% 8/17/2027		39,080	35,066
Ford Motor Credit Company, LLC 3.815% 11/2/2027		3,790	3,337
Ford Motor Credit Company, LLC 7.35% 11/4/2027		6,289	6,460
Ford Motor Credit Company, LLC 5.113% 5/3/2029		4,205	3,817
General Motors Company 4.35% 4/9/2025		11,358	11,059

American Funds Insurance Series	181

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
General Motors Company 6.125% 10/1/2025	USD	23,743	$24,188
General Motors Company 5.40% 10/15/2029		781	747
General Motors Company 5.40% 4/1/2048		7,200	5,915
General Motors Financial Co. 3.25% 1/5/2023		964	964
General Motors Financial Co. 1.05% 3/8/2024		4,200	3,990
General Motors Financial Co. 1.50% 6/10/2026		6,712	5,837
General Motors Financial Co. 2.35% 2/26/2027		9,771	8,547
General Motors Financial Co. 2.40% 4/10/2028		13,909	11,722
General Motors Financial Co. 2.40% 10/15/2028		464	386
General Motors Financial Co. 3.60% 6/21/2030		465	392
General Motors Financial Co. 2.35% 1/8/2031		6,075	4,594
General Motors Financial Co. 2.70% 6/10/2031		5,495	4,223
Grand Canyon University 4.125% 10/1/2024		4,190	3,941
Home Depot, Inc. 2.95% 6/15/2029		6,081	5,515
Home Depot, Inc. 4.50% 12/6/2048		1,915	1,747
Hyundai Capital America 2.375% 2/10/2023[2]		9,977	9,955
Hyundai Capital America 1.25% 9/18/2023[2]		3,150	3,054
Hyundai Capital America 0.875% 6/14/2024[2]		380	355
Hyundai Capital America 3.40% 6/20/2024[2]		8,180	7,899
Hyundai Capital America 1.00% 9/17/2024[2]		2,750	2,543
Hyundai Capital America 2.65% 2/10/2025[2]		12,372	11,645
Hyundai Capital America 1.80% 10/15/2025[2]		13,274	11,952
Hyundai Capital America 1.30% 1/8/2026[2]		6,000	5,254
Hyundai Capital America 1.50% 6/15/2026[2]		7,475	6,485
Hyundai Capital America 1.65% 9/17/2026[2]		7,275	6,403
Hyundai Capital America 3.00% 2/10/2027[2]		9,000	8,090
Hyundai Capital America 2.375% 10/15/2027[2]		7,543	6,465
Hyundai Capital America 1.80% 1/10/2028[2]		5,965	4,901
Hyundai Capital America 2.00% 6/15/2028[2]		5,775	4,714
Hyundai Capital America 2.10% 9/15/2028[2]		3,010	2,476
Hyundai Capital Services, Inc. 1.25% 2/8/2026[2]		3,695	3,213
KIA Corp. 2.375% 2/14/2025[2]		1,580	1,467
Marriott International, Inc. 5.75% 5/1/2025		330	333
Marriott International, Inc. 3.125% 6/15/2026		410	384
Marriott International, Inc. 5.00% 10/15/2027		4,470	4,418
Marriott International, Inc. 2.75% 10/15/2033		2,226	1,705
McDonald’s Corp. 2.125% 3/1/2030		2,482	2,082
McDonald’s Corp. 4.60% 9/9/2032		1,765	1,731
McDonald’s Corp. 4.45% 3/1/2047		3,535	3,082
McDonald’s Corp. 3.625% 9/1/2049		2,938	2,224
McDonald’s Corp. 5.15% 9/9/2052		730	704
Meituan Dianping 3.05% 10/28/2030[2]		3,200	2,471
Nissan Motor Co., Ltd. 3.043% 9/15/2023[2]		240	235
Nissan Motor Co., Ltd. 3.522% 9/17/2025[2]		800	744
Nissan Motor Co., Ltd. 2.00% 3/9/2026[2]		12,000	10,333
Nissan Motor Co., Ltd. 2.75% 3/9/2028[2]		11,200	9,089
Nissan Motor Co., Ltd. 4.81% 9/17/2030[2]		16,083	13,685
Sands China, Ltd. 2.80% 3/8/2027[1]		2,368	2,031
Starbucks Corp. 3.75% 12/1/2047		3,785	2,891
Stellantis Finance US, Inc. 1.711% 1/29/2027[2]		6,921	5,948
Stellantis Finance US, Inc. 5.625% 1/12/2028[2]		825	818
Stellantis Finance US, Inc. 2.691% 9/15/2031[2]		6,554	5,016
Stellantis Finance US, Inc. 6.375% 9/12/2032[2]		12,065	11,946
Toyota Motor Credit Corp. 3.375% 4/1/2030		4,954	4,505
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[2]		15,000	14,858
Volkswagen Group of America Finance, LLC 2.85% 9/26/2024[2]		546	523
Volkswagen Group of America Finance, LLC 3.35% 5/13/2025[2]		2,636	2,520

182	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Volkswagen Group of America Finance, LLC 1.625% 11/24/2027[2]	USD	2,550	$2,139
Wyndham Destinations, Inc. 6.625% 7/31/2026[2]		675	662
Wynn Resorts Finance, LLC 5.125% 10/1/2029[2]		410	352
			430,187

Health care 3.84%
AbbVie, Inc. 3.20% 11/21/2029		8,482	7,666
AbbVie, Inc. 4.25% 11/21/2049		8	7
Amgen, Inc. 3.00% 2/22/2029		325	288
Amgen, Inc. 4.05% 8/18/2029		8,400	7,869
Amgen, Inc. 2.45% 2/21/2030		5,131	4,329
Amgen, Inc. 4.20% 3/1/2033		9,522	8,839
Amgen, Inc. 4.875% 3/1/2053		4,975	4,440
Amgen, Inc. 4.40% 2/22/2062		196	156
Anthem, Inc. 2.375% 1/15/2025		1,534	1,457
Anthem, Inc. 4.10% 5/15/2032		8,711	8,128
Anthem, Inc. 4.55% 5/15/2052		1,721	1,504
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,429	1,229
AstraZeneca Finance, LLC 2.25% 5/28/2031		2,087	1,741
AstraZeneca PLC 4.00% 1/17/2029		5,920	5,694
Bausch Health Companies, Inc. 4.875% 6/1/2028[2]		830	529
Baxter International, Inc. 2.539% 2/1/2032		3,906	3,113
Bayer US Finance II, LLC 4.25% 12/15/2025[2]		17,570	17,043
Becton, Dickinson and Company 4.298% 8/22/2032		545	512
Centene Corp. 4.25% 12/15/2027		14,860	13,969
Centene Corp. 2.45% 7/15/2028		12,410	10,499
Centene Corp. 4.625% 12/15/2029		14,945	13,691
Centene Corp. 3.375% 2/15/2030		15,718	13,323
Centene Corp. 2.50% 3/1/2031		8,550	6,707
Centene Corp. 2.625% 8/1/2031		2,510	1,977
Danaher Corp. 2.80% 12/10/2051		1,090	725
Eli Lilly and Company 3.375% 3/15/2029		1,255	1,177
GE Healthcare Holding, LLC 5.65% 11/15/2027[2]		4,895	4,961
GE Healthcare Holding, LLC 5.857% 3/15/2030[2]		1,145	1,175
GE Healthcare Holding, LLC 5.905% 11/22/2032[2]		8,640	8,980
GE Healthcare Holding, LLC 6.377% 11/22/2052[2]		375	401
Gilead Sciences, Inc. 1.65% 10/1/2030		1,570	1,249
HCA, Inc. 3.125% 3/15/2027[2]		755	688
HCA, Inc. 2.375% 7/15/2031		2,318	1,810
HCA, Inc. 3.625% 3/15/2032[2]		5,000	4,244
HCA, Inc. 4.625% 3/15/2052[2]		390	305
Johnson & Johnson 0.95% 9/1/2027		12,753	11,001
Johnson & Johnson 2.10% 9/1/2040		825	571
Johnson & Johnson 2.25% 9/1/2050		1,933	1,205
Laboratory Corporation of America Holdings 1.55% 6/1/2026		1,058	938
Laboratory Corporation of America Holdings 4.70% 2/1/2045		4,160	3,584
Merck & Co., Inc. 1.70% 6/10/2027		3,093	2,747
Merck & Co., Inc. 2.75% 12/10/2051		808	544
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		1,918	1,486
Roche Holdings, Inc. 1.93% 12/13/2028[2]		7,845	6,720
Roche Holdings, Inc. 2.076% 12/13/2031[2]		12,562	10,254
Roche Holdings, Inc. 2.607% 12/13/2051[2]		645	421
Shire PLC 3.20% 9/23/2026		13,588	12,762
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		45,000	44,821
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		68,853	60,352
Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028		26,824	26,215
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		46,666	28,634
UnitedHealth Group, Inc. 3.75% 7/15/2025		5,410	5,294
UnitedHealth Group, Inc. 3.70% 5/15/2027		1,184	1,147
UnitedHealth Group, Inc. 4.00% 5/15/2029		2,231	2,136

American Funds Insurance Series	183

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
UnitedHealth Group, Inc. 2.00% 5/15/2030	USD	855	$707
UnitedHealth Group, Inc. 4.20% 5/15/2032		3,169	3,018
UnitedHealth Group, Inc. 3.05% 5/15/2041		1,300	982
UnitedHealth Group, Inc. 4.25% 6/15/2048		960	834
UnitedHealth Group, Inc. 3.25% 5/15/2051		927	668
UnitedHealth Group, Inc. 4.75% 5/15/2052		1,400	1,300
UnitedHealth Group, Inc. 4.95% 5/15/2062		294	277
UnitedHealth Group, Inc. 6.05% 2/15/2063		230	251
Zoetis, Inc. 5.60% 11/16/2032		2,850	2,964
			392,258

Communication services 3.31%
AT&T, Inc. 1.70% 3/25/2026		19,000	17,145
AT&T, Inc. 1.65% 2/1/2028		4,700	3,977
AT&T, Inc. 4.30% 2/15/2030		15,940	15,047
AT&T, Inc. 2.55% 12/1/2033		15,003	11,574
AT&T, Inc. 3.50% 9/15/2053		19,935	13,545
CCO Holdings, LLC 4.75% 2/1/2032[2]		1,265	1,028
CCO Holdings, LLC 4.25% 1/15/2034[2]		3,875	2,867
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/2027[2]		4,800	4,484
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.25% 1/15/2029		1,351	1,090
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031		8,212	6,412
CCO Holdings, LLC and CCO Holdings Capital Corp. 4.40% 4/1/2033		2,642	2,268
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.75% 4/1/2048		5,000	4,114
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.25% 4/1/2053		1,240	962
CenturyLink, Inc. 4.00% 2/15/2027[2]		10,381	8,821
Comcast Corp. 3.15% 2/15/2028		7,200	6,660
Comcast Corp. 4.00% 3/1/2048		5,000	4,033
Meta Platforms, Inc. 4.45% 8/15/2052		3,775	3,019
Netflix, Inc. 4.875% 4/15/2028		23,259	22,511
Netflix, Inc. 5.875% 11/15/2028		29,196	29,664
Netflix, Inc. 6.375% 5/15/2029		5,078	5,235
Netflix, Inc. 5.375% 11/15/2029[2]		15,350	14,917
Netflix, Inc. 4.875% 6/15/2030[2]		18,215	17,018
News Corp. 5.125% 2/15/2032[2]		1,300	1,185
SBA Tower Trust 1.631% 11/15/2026[2]		6,741	5,735
Sirius XM Radio, Inc. 4.00% 7/15/2028[2]		675	589
Sprint Corp. 7.625% 2/15/2025		6,665	6,895
Tencent Holdings, Ltd. 2.39% 6/3/2030[2]		10,000	8,153
T-Mobile US, Inc. 3.50% 4/15/2025		3,275	3,152
T-Mobile US, Inc. 2.25% 2/15/2026		2,388	2,177
T-Mobile US, Inc. 2.625% 4/15/2026		9,691	8,899
T-Mobile US, Inc. 3.75% 4/15/2027		5,000	4,717
T-Mobile US, Inc. 2.625% 2/15/2029		3,117	2,643
T-Mobile US, Inc. 2.40% 3/15/2029		1,224	1,035
T-Mobile US, Inc. 3.875% 4/15/2030		4,500	4,087
T-Mobile US, Inc. 2.875% 2/15/2031		17,956	14,862
T-Mobile US, Inc. 3.00% 2/15/2041		2,100	1,490
T-Mobile US, Inc. 3.40% 10/15/2052		12,280	8,307
Verizon Communications, Inc. 4.329% 9/21/2028		1,539	1,483
Verizon Communications, Inc. 1.75% 1/20/2031		15,450	12,023
Verizon Communications, Inc. 2.55% 3/21/2031		7,535	6,215
Verizon Communications, Inc. 2.355% 3/15/2032		2,815	2,239
Verizon Communications, Inc. 3.40% 3/22/2041		2,050	1,549
Verizon Communications, Inc. 2.875% 11/20/2050		3,000	1,894
Verizon Communications, Inc. 3.55% 3/22/2051		1,975	1,416
Verizon Communications, Inc. 3.875% 3/1/2052		3,155	2,408
Vodafone Group PLC 4.25% 9/17/2050		3,050	2,340
WarnerMedia Holdings, Inc. 3.428% 3/15/2024[2]		6,552	6,364
WarnerMedia Holdings, Inc. 3.638% 3/15/2025[2]		3,056	2,909

184	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WarnerMedia Holdings, Inc. 3.755% 3/15/2027[2]	USD	9,501	$8,569
WarnerMedia Holdings, Inc. 4.054% 3/15/2029[2]		1,316	1,141
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[2]		4,932	4,075
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[2]		3,147	2,419
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[2]		10,630	7,769
WarnerMedia Holdings, Inc. 5.391% 3/15/2062[2]		2,802	2,057
ZipRecruiter, Inc. 5.00% 1/15/2030[2]		1,500	1,239
			338,426

Industrials 3.13%
ADT Security Corp. 4.125% 8/1/2029[2]		510	434
Air Lease Corp. 0.80% 8/18/2024		3,175	2,926
Air Lease Corp. 2.875% 1/15/2026		10,172	9,423
Air Lease Corp. 2.20% 1/15/2027		4,341	3,789
Air Lease Corp. 2.10% 9/1/2028		2,450	2,000
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[2]		12,514	11,987
Avolon Holdings Funding, Ltd. 2.125% 2/21/2026[2]		8,333	7,181
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[2]		3,302	2,997
Avolon Holdings Funding, Ltd. 3.25% 2/15/2027[2]		8,000	6,857
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[2]		2,142	1,715
BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[1]		1,680	1,590
Boeing Company 4.508% 5/1/2023		11,358	11,338
Boeing Company 1.95% 2/1/2024		5,646	5,441
Boeing Company 2.80% 3/1/2024		500	485
Boeing Company 4.875% 5/1/2025		32,512	32,292
Boeing Company 2.75% 2/1/2026		18,384	17,057
Boeing Company 2.196% 2/4/2026		18,411	16,748
Boeing Company 3.10% 5/1/2026		649	611
Boeing Company 2.70% 2/1/2027		6,473	5,852
Boeing Company 5.04% 5/1/2027		14,350	14,215
Boeing Company 3.25% 2/1/2028		11,379	10,353
Boeing Company 3.25% 3/1/2028		1,925	1,724
Boeing Company 5.15% 5/1/2030		42,874	41,935
Boeing Company 3.625% 2/1/2031		1,602	1,408
Boeing Company 3.90% 5/1/2049		1,411	997
Boeing Company 5.805% 5/1/2050		4,122	3,843
Canadian Pacific Railway, Ltd. 1.75% 12/2/2026		1,982	1,769
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		3,131	2,602
Canadian Pacific Railway, Ltd. 3.00% 12/2/2041		1,677	1,271
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		3,111	2,106
Carrier Global Corp. 3.377% 4/5/2040		15,000	11,443
CSX Corp. 4.10% 11/15/2032		8,010	7,534
CSX Corp. 4.50% 11/15/2052		6,670	5,828
Dun & Bradstreet Corp. 5.00% 12/15/2029[2]		2,798	2,398
Eaton Corp. 4.15% 3/15/2033		1,518	1,416
Eaton Corp. 4.70% 8/23/2052		535	487
General Dynamics Corp. 3.625% 4/1/2030		675	629
Mexico City Airport Trust 5.50% 10/31/2046		1,959	1,512
Mexico City Airport Trust 5.50% 7/31/2047		5,909	4,564
Mexico City Airport Trust 5.50% 7/31/2047[2]		1,132	874
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[2]		2,690	2,441
Norfolk Southern Corp. 4.55% 6/1/2053		1,188	1,039
Northrop Grumman Corp. 3.25% 1/15/2028		10,845	10,021
Raytheon Technologies Corp. 1.90% 9/1/2031		3,087	2,431
Raytheon Technologies Corp. 2.375% 3/15/2032		1,321	1,073
Raytheon Technologies Corp. 2.82% 9/1/2051		665	434
Raytheon Technologies Corp. 3.03% 3/15/2052		1,190	812
Republic Services, Inc. 2.375% 3/15/2033		1,635	1,309
Spirit AeroSystems, Inc. 9.375% 11/30/2029[2]		503	530

American Funds Insurance Series	185

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Summit Digitel Infrastructure Private, Ltd. 2.875% 8/12/2031[2]	USD	2,550	$1,962
Triton Container International, Ltd. 1.15% 6/7/2024[2]		1,609	1,489
Triton Container International, Ltd. 3.15% 6/15/2031[2]		2,482	1,934
Union Pacific Corp. 2.15% 2/5/2027		2,213	2,002
Union Pacific Corp. 2.40% 2/5/2030		4,454	3,820
Union Pacific Corp. 2.375% 5/20/2031		3,938	3,326
Union Pacific Corp. 2.80% 2/14/2032		6,734	5,832
Union Pacific Corp. 3.375% 2/14/2042		530	424
Union Pacific Corp. 3.25% 2/5/2050		7,000	5,078
Union Pacific Corp. 2.95% 3/10/2052		1,405	957
United Rentals, Inc. 5.50% 5/15/2027		2,500	2,472
United Technologies Corp. 3.125% 5/4/2027		4,551	4,245
United Technologies Corp. 4.125% 11/16/2028		4,974	4,771
Waste Management, Inc. 4.15% 4/15/2032		2,155	2,057
			320,090

Energy 2.54%
Antero Resources Corp. 5.375% 3/1/2030[2]		280	260
Apache Corp. 4.625% 11/15/2025		645	624
Apache Corp. 4.25% 1/15/2030		2,465	2,186
Apache Corp. 5.35% 7/1/2049		800	648
Baker Hughes Holdings, LLC 2.061% 12/15/2026		1,136	1,020
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		754	702
Canadian Natural Resources, Ltd. 3.85% 6/1/2027		1,151	1,086
Cenovus Energy, Inc. 5.375% 7/15/2025		2,763	2,756
Cenovus Energy, Inc. 4.25% 4/15/2027		13,613	13,032
Cenovus Energy, Inc. 2.65% 1/15/2032		2,969	2,378
Cenovus Energy, Inc. 5.25% 6/15/2037		770	704
Cenovus Energy, Inc. 5.40% 6/15/2047		14,816	13,323
Cheniere Energy Partners, LP 3.25% 1/31/2032		937	746
Chevron Corp. 2.954% 5/16/2026		3,365	3,196
Chevron Corp. 3.078% 5/11/2050		692	500
Devon Energy Corp. 4.50% 1/15/2030		5,197	4,850
DT Midstream, Inc. 4.125% 6/15/2029[2]		555	478
Ecopetrol SA 5.875% 5/28/2045		452	316
Enbridge, Inc. 4.00% 10/1/2023		1,500	1,488
Energy Transfer Partners, LP 6.25% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.028% on 2/15/2023)[1]		7,850	6,682
Energy Transfer Partners, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2049)[1]		500	373
EQT Corp. 5.70% 4/1/2028		1,223	1,218
EQT Corp. 7.25% 2/1/2030[1]		7,500	7,791
Equinor ASA 3.625% 9/10/2028		4,928	4,673
Equinor ASA 3.125% 4/6/2030		20,000	18,004
Equinor ASA 3.25% 11/18/2049		5,687	4,159
Exxon Mobil Corp. 3.043% 3/1/2026		4,625	4,417
Exxon Mobil Corp. 2.61% 10/15/2030		1,040	911
Occidental Petroleum Corp. 8.875% 7/15/2030		630	712
Odebrecht Drilling Norbe 7.35% PIK 12/1/2026[2,4]		40	22
Odebrecht Drilling Norbe 0% perpetual bonds[2]		1,150	3
Oleoducto Central SA 4.00% 7/14/2027[2]		1,715	1,516
Oleoducto Central SA 4.00% 7/14/2027		350	309
Petróleos Mexicanos 3.50% 1/30/2023		1,500	1,496
Petróleos Mexicanos 6.875% 10/16/2025		5,000	4,903
Petróleos Mexicanos 6.875% 8/4/2026		24,876	23,550
Petróleos Mexicanos 6.49% 1/23/2027		20,653	18,867
Petróleos Mexicanos 6.50% 3/13/2027		31,829	29,102
Petróleos Mexicanos 6.50% 1/23/2029		3,139	2,694
Petróleos Mexicanos 8.75% 6/2/2029		5,805	5,451
Petróleos Mexicanos 6.70% 2/16/2032		14,854	11,693

186	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Qatar Petroleum 2.25% 7/12/2031[2]	USD	22,020	$18,281
Qatar Petroleum 3.125% 7/12/2041[2]		7,310	5,644
Qatar Petroleum 3.30% 7/12/2051[2]		2,185	1,619
SA Global Sukuk, Ltd. 1.602% 6/17/2026[2]		7,645	6,842
Sabine Pass Liquefaction, LLC 5.75% 5/15/2024		5,148	5,152
Shell International Finance BV 3.875% 11/13/2028		9,410	9,081
Shell International Finance BV 2.75% 4/6/2030		1,186	1,043
Southwestern Energy Co. 5.95% 1/23/2025[1]		495	487
Total Capital Canada, Ltd. 2.75% 7/15/2023		2,140	2,113
Total Capital International 3.455% 2/19/2029		885	822
TransCanada PipeLines, Ltd. 4.10% 4/15/2030		1,578	1,449
Western Midstream Operating, LP 3.35% 2/1/2025[1]		2,782	2,637
Western Midstream Operating, LP 4.30% 2/1/2030[1]		2,202	1,927
Western Midstream Operating, LP 5.50% 2/1/2050[1]		3,079	2,542
Williams Partners, LP 4.50% 11/15/2023		500	497
Williams Partners, LP 4.30% 3/4/2024		595	588
			259,563

Consumer staples 1.83%
7-Eleven, Inc. 1.80% 2/10/2031[2]		4,676	3,582
7-Eleven, Inc. 2.80% 2/10/2051[2]		5,000	3,082
Altria Group, Inc. 4.40% 2/14/2026		4,585	4,494
Altria Group, Inc. 4.50% 5/2/2043		1,585	1,196
Altria Group, Inc. 5.95% 2/14/2049		8,434	7,539
Anheuser-Busch InBev NV 4.75% 1/23/2029		7,500	7,419
Anheuser-Busch InBev NV 5.55% 1/23/2049		5,000	4,971
Anheuser-Busch InBev NV 4.50% 6/1/2050		1,355	1,192
British American Tobacco International Finance PLC 3.95% 6/15/2025[2]		16,879	16,226
British American Tobacco International Finance PLC 1.668% 3/25/2026		4,070	3,611
British American Tobacco PLC 3.557% 8/15/2027		9,561	8,750
British American Tobacco PLC 4.448% 3/16/2028		3,065	2,844
British American Tobacco PLC 2.259% 3/25/2028		4,348	3,616
British American Tobacco PLC 4.742% 3/16/2032		2,675	2,381
British American Tobacco PLC 4.39% 8/15/2037		1,500	1,171
British American Tobacco PLC 4.54% 8/15/2047		13,490	9,582
British American Tobacco PLC 4.758% 9/6/2049		21,450	15,620
British American Tobacco PLC 5.65% 3/16/2052		430	356
Conagra Brands, Inc. 5.30% 11/1/2038		436	412
Conagra Brands, Inc. 5.40% 11/1/2048		57	53
Constellation Brands, Inc. 3.50% 5/9/2027		7,500	7,035
Constellation Brands, Inc. 4.35% 5/9/2027		890	868
Constellation Brands, Inc. 2.875% 5/1/2030		620	529
Constellation Brands, Inc. 2.25% 8/1/2031		1,487	1,185
Constellation Brands, Inc. 4.75% 5/9/2032		2,284	2,205
Imperial Tobacco Finance PLC 6.125% 7/27/2027[2]		1,810	1,804
JBS USA Lux SA 2.50% 1/15/2027[2]		3,880	3,399
JBS USA Lux SA 3.00% 2/2/2029[2]		2,709	2,248
JBS USA Lux SA 5.50% 1/15/2030[2]		435	415
JBS USA Lux SA 3.625% 1/15/2032[2]		1,430	1,160
JBS USA Lux SA 3.00% 5/15/2032[2]		3,430	2,635
JBS USA Lux SA 5.75% 4/1/2033[2]		7,368	7,046
Kraft Heinz Company 5.50% 6/1/2050		2,725	2,619
PepsiCo, Inc. 1.95% 10/21/2031		6,979	5,658
Philip Morris International, Inc. 5.00% 11/17/2025		6,555	6,592
Philip Morris International, Inc. 5.125% 11/17/2027		4,898	4,942
Philip Morris International, Inc. 5.625% 11/17/2029		4,309	4,382
Philip Morris International, Inc. 5.75% 11/17/2032		6,327	6,470
Philip Morris International, Inc. 4.125% 3/4/2043		4,117	3,270
Philip Morris International, Inc. 4.875% 11/15/2043		5,433	4,774
PT Indofood CBP Sukses Makmur Tbk 3.398% 6/9/2031		3,110	2,590

American Funds Insurance Series	187

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
PT Indofood CBP Sukses Makmur Tbk 4.745% 6/9/2051	USD	685	$507
Reynolds American, Inc. 4.45% 6/12/2025		14,570	14,267
Reynolds American, Inc. 5.85% 8/15/2045		1,688	1,445
Wal-Mart Stores, Inc. 4.15% 9/9/2032		570	557
Wal-Mart Stores, Inc. 4.50% 9/9/2052		480	460
			187,159

Information technology 0.82%
Analog Devices, Inc. 2.80% 10/1/2041		521	383
Apple, Inc. 2.70% 8/5/2051		7,080	4,701
Apple, Inc. 3.95% 8/8/2052		1,805	1,544
Block, Inc. 2.75% 6/1/2026		1,975	1,767
Block, Inc. 3.50% 6/1/2031		825	659
Broadcom Corp. 3.875% 1/15/2027		7,027	6,657
Broadcom, Inc. 4.00% 4/15/2029[2]		1,470	1,338
Broadcom, Inc. 4.15% 4/15/2032[2]		2,270	1,999
Broadcom, Inc. 3.469% 4/15/2034[2]		33,872	27,121
Broadcom, Inc. 3.137% 11/15/2035[2]		2,149	1,587
Broadcom, Inc. 3.187% 11/15/2036[2]		4,803	3,465
Broadcom, Inc. 4.926% 5/15/2037[2]		4,049	3,547
Global Payments, Inc. 2.90% 11/15/2031		1,005	795
Oracle Corp. 1.65% 3/25/2026		4,867	4,363
Oracle Corp. 2.30% 3/25/2028		6,875	5,967
Oracle Corp. 2.875% 3/25/2031		3,345	2,782
Oracle Corp. 3.95% 3/25/2051		4,869	3,490
PayPal Holdings, Inc. 5.05% 6/1/2052		3,775	3,439
salesforce.com, inc. 1.95% 7/15/2031		3,775	3,019
salesforce.com, inc. 2.70% 7/15/2041		875	628
salesforce.com, inc. 2.90% 7/15/2051		5,140	3,393
salesforce.com, inc. 3.05% 7/15/2061		265	170
VeriSign, Inc. 2.70% 6/15/2031		1,494	1,220
			84,034

Real estate 0.70%
American Tower Corp. 1.45% 9/15/2026		657	574
American Tower Corp. 3.65% 3/15/2027		2,291	2,143
Corporacion Inmobiliaria Vesta, SAB de CV, 3.625% 5/13/2031[2]		395	318
Corporate Office Properties, LP 2.00% 1/15/2029		1,139	876
Corporate Office Properties, LP 2.75% 4/15/2031		1,547	1,161
Corporate Office Properties, LP 2.90% 12/1/2033		564	402
Equinix, Inc. 2.90% 11/18/2026		3,287	3,009
Equinix, Inc. 3.20% 11/18/2029		3,846	3,356
Equinix, Inc. 2.50% 5/15/2031		7,760	6,254
Equinix, Inc. 3.90% 4/15/2032		1,155	1,029
Equinix, Inc. 3.40% 2/15/2052		1,201	823
Extra Space Storage, Inc. 2.35% 3/15/2032		698	530
FibraSOMA 4.375% 7/22/2031[2]		1,475	1,105
Hospitality Properties Trust 4.50% 3/15/2025		855	739
Hospitality Properties Trust 3.95% 1/15/2028		1,710	1,217
Howard Hughes Corp. 4.375% 2/1/2031[2]		675	547
Invitation Homes Operating Partnership, LP 2.30% 11/15/2028		767	636
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		2,048	1,518
Invitation Homes Operating Partnership, LP 2.70% 1/15/2034		660	483
Iron Mountain, Inc. 4.875% 9/15/2027[2]		1,605	1,479
Iron Mountain, Inc. 5.25% 3/15/2028[2]		3,500	3,226
Iron Mountain, Inc. 5.25% 7/15/2030[2]		675	588
Omega Healthcare Investors, Inc. 4.375% 8/1/2023		186	185
Piedmont Operating Partnership, LP 4.45% 3/15/2024		1,000	983
Public Storage 1.95% 11/9/2028		993	849
Public Storage 2.30% 5/1/2031		3,195	2,601

188	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Scentre Group 3.50% 2/12/2025[2]	USD	4,565	$4,372
Sun Communities Operating, LP 2.30% 11/1/2028		1,026	856
Sun Communities Operating, LP 2.70% 7/15/2031		3,877	3,070
VICI Properties, LP 4.375% 5/15/2025		670	652
VICI Properties, LP 4.75% 2/15/2028		6,844	6,505
VICI Properties, LP 4.95% 2/15/2030		5,515	5,257
VICI Properties, LP 4.125% 8/15/2030[2]		425	373
VICI Properties, LP 5.125% 5/15/2032		11,766	10,917
VICI Properties, LP 5.625% 5/15/2052		2,695	2,388
			71,021

Materials 0.13%
Air Products and Chemicals, Inc. 2.70% 5/15/2040		2,911	2,178
Celanese US Holdings, LLC 6.05% 3/15/2025		195	194
Celanese US Holdings, LLC 6.165% 7/15/2027		2,875	2,840
Celanese US Holdings, LLC 6.33% 7/15/2029		775	755
Celanese US Holdings, LLC 6.379% 7/15/2032		2,055	1,960
Glencore Funding, LLC 2.625% 9/23/2031[2]		790	631
Glencore Funding, LLC 3.375% 9/23/2051[2]		370	242
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[2]		3,536	2,813
Methanex Corp. 5.125% 10/15/2027		510	474
Nova Chemicals Corp. 4.25% 5/15/2029[2]		425	348
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		1,384	1,188
			13,623

Municipals 0.01%
Aeropuerto International de Tocume SA 4.00% 8/11/2041[2]		730	603
Aeropuerto International de Tocume SA 5.125% 8/11/2061[2]		565	464
			1,067

Total corporate bonds, notes & loans			3,535,583

U.S. Treasury bonds & notes 27.43%
U.S. Treasury 14.76%
U.S. Treasury 0.125% 5/31/2023		39,035	38,325
U.S. Treasury 2.25% 12/31/2023		24,768	24,174
U.S. Treasury 1.50% 2/29/2024		9,807	9,455
U.S. Treasury 2.50% 4/30/2024		22,390	21,755
U.S. Treasury 0.375% 9/15/2024		15,740	14,672
U.S. Treasury 4.50% 11/30/2024		38,095	38,103
U.S. Treasury 3.00% 7/15/2025		97,643	94,593
U.S. Treasury 4.00% 12/15/2025		67,475	67,053
U.S. Treasury 0.375% 12/31/2025		44,080	39,409
U.S. Treasury 0.375% 1/31/2026		40,000	35,602
U.S. Treasury 0.75% 5/31/2026		20,625	18,401
U.S. Treasury 0.75% 8/31/2026		26,766	23,705
U.S. Treasury 1.375% 8/31/2026		45,000	40,809
U.S. Treasury 0.50% 4/30/2027		45,625	39,295
U.S. Treasury 2.75% 4/30/2027		11,500	10,903
U.S. Treasury 2.25% 11/15/2027[5]		105,830	97,546
U.S. Treasury 6.125% 11/15/2027		24,000	26,188
U.S. Treasury 3.875% 11/30/2027		46,272	46,021
U.S. Treasury 1.25% 5/31/2028		21,480	18,605
U.S. Treasury 3.875% 11/30/2029		149	148
U.S. Treasury 3.875% 12/31/2029		5,750	5,710
U.S. Treasury 1.625% 5/15/2031		1,630	1,372
U.S. Treasury 4.125% 11/15/2032		15,000	15,299
U.S. Treasury 4.25% 5/15/2039		106,700	110,123
U.S. Treasury 1.125% 5/15/2040		124,213	77,947
U.S. Treasury 1.375% 11/15/2040		40,000	26,058
U.S. Treasury 1.875% 2/15/2041		46,900	33,221

American Funds Insurance Series	189

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.00% 11/15/2041	USD	247		$177
U.S. Treasury 2.375% 2/15/2042		3,271		2,500
U.S. Treasury 4.00% 11/15/2042		766		751
U.S. Treasury 3.00% 2/15/2049		123,340		102,162
U.S. Treasury 1.25% 5/15/2050		21,285		11,514
U.S. Treasury 2.00% 8/15/2051		1,587		1,044
U.S. Treasury 1.875% 11/15/2051		4,670		2,974
U.S. Treasury 3.00% 8/15/2052[5]		493,436		409,137
U.S. Treasury 4.00% 11/15/2052		3,800		3,820
				1,508,571

U.S. Treasury inflation-protected securities 12.67%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[6]		206,245		205,862
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[6]		85,927		85,102
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[6]		6,574		6,498
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[6]		255,440		250,190
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[6]		29,208		28,425
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[6]		250,395		242,546
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[6]		57,910		55,812
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[6]		26,921		25,840
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[6]		28,626		27,283
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[6]		71,002		68,225
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[6]		3,300		3,168
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[6]		13,368		12,538
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[6]		66,635		62,091
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[6]		85,852		80,941
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[6]		21,184		21,157
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[5,6]		90,600		85,240
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[6]		20,209		17,930
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[6]		13,385		11,811
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[6]		6,118		3,947
				1,294,606

Total U.S. Treasury bonds & notes				2,803,177

Mortgage-backed obligations 25.81%
Federal agency mortgage-backed obligations 23.23%
Fannie Mae Pool #254764 5.50% 6/1/2023[7]		—	[8]	—	[8]
Fannie Mae Pool #AB1068 4.50% 5/1/2025[7]		37		37
Fannie Mae Pool #256133 4.50% 1/1/2026[7]		32		31
Fannie Mae Pool #AR3058 3.00% 1/1/2028[7]		75		72
Fannie Mae Pool #AS8018 3.00% 9/1/2031[7]		44		42
Fannie Mae Pool #BM4741 3.00% 4/1/2032[7]		28		27
Fannie Mae Pool #913966 6.00% 2/1/2037[7]		34		36
Fannie Mae Pool #945680 6.00% 9/1/2037[7]		426		444
Fannie Mae Pool #924866 2.765% 10/1/2037[3,7]		419		410
Fannie Mae Pool #988588 5.50% 8/1/2038[7]		185		192
Fannie Mae Pool #889982 5.50% 11/1/2038[7]		919		953
Fannie Mae Pool #AB1297 5.00% 8/1/2040[7]		191		194
Fannie Mae Pool #AH8144 5.00% 4/1/2041[7]		805		810
Fannie Mae Pool #AH9479 5.00% 4/1/2041[7]		754		764
Fannie Mae Pool #AI1862 5.00% 5/1/2041[7]		952		963
Fannie Mae Pool #AI3510 5.00% 6/1/2041[7]		524		530
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[7]		444		452
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[7]		321		325
Fannie Mae Pool #MA4501 2.00% 12/1/2041[7]		9,994		8,437
Fannie Mae Pool #MA4540 2.00% 2/1/2042[7]		2,628		2,218
Fannie Mae Pool #AZ3904 4.00% 5/1/2045[7]		42		40
Fannie Mae Pool #FM9416 3.50% 7/1/2045[7]		2,819		2,610
Fannie Mae Pool #AL8522 3.50% 5/1/2046[7]		896		833
Fannie Mae Pool #BD1968 4.00% 7/1/2046[7]		792		757

190	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BD5477 4.00% 7/1/2046[7]	USD	137	$132
Fannie Mae Pool #BE0592 4.00% 11/1/2046[7]		313	295
Fannie Mae Pool #MA3058 4.00% 7/1/2047[7]		42	40
Fannie Mae Pool #CA0770 3.50% 11/1/2047[7]		4,696	4,364
Fannie Mae Pool #CA0706 4.00% 11/1/2047[7]		91	87
Fannie Mae Pool #BM4413 4.50% 12/1/2047[7]		2,854	2,812
Fannie Mae Pool #CA1189 3.50% 2/1/2048[7]		1,384	1,285
Fannie Mae Pool #BJ5749 4.00% 5/1/2048[7]		16	16
Fannie Mae Pool #BF0293 3.00% 7/1/2048[7]		6,893	6,129
Fannie Mae Pool #BF0318 3.50% 8/1/2048[7]		5,642	5,198
Fannie Mae Pool #FM4891 3.50% 10/1/2048[7]		20,838	19,368
Fannie Mae Pool #BM4676 4.00% 10/1/2048[7]		13	12
Fannie Mae Pool #FM3280 3.50% 5/1/2049[7]		738	684
Fannie Mae Pool #CA3807 3.00% 7/1/2049[7]		1,416	1,267
Fannie Mae Pool #CA3806 3.00% 7/1/2049[7]		913	818
Fannie Mae Pool #FM1262 4.00% 7/1/2049[7]		22,731	21,695
Fannie Mae Pool #FM0007 3.50% 9/1/2049[7]		15,691	14,461
Fannie Mae Pool #FM1589 3.50% 9/1/2049[7]		4,398	4,048
Fannie Mae Pool #FM1954 3.50% 11/1/2049[7]		6,796	6,252
Fannie Mae Pool #CA5968 2.50% 6/1/2050[7]		6,170	5,302
Fannie Mae Pool #FM5507 3.00% 7/1/2050[7]		18,556	16,591
Fannie Mae Pool #CA6309 3.00% 7/1/2050[7]		6,665	5,981
Fannie Mae Pool #BP6715 2.00% 9/1/2050[7]		1	1
Fannie Mae Pool #CA7028 2.50% 9/1/2050[7]		1,108	957
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[7]		1,935	1,646
Fannie Mae Pool #CA7257 2.50% 10/1/2050[7]		314	270
Fannie Mae Pool #CA7599 2.50% 11/1/2050[7]		7,463	6,437
Fannie Mae Pool #FM4897 3.00% 11/1/2050[7]		18,989	17,095
Fannie Mae Pool #MA4208 2.00% 12/1/2050[7]		12,762	10,450
Fannie Mae Pool #CA8828 2.50% 2/1/2051[7]		6,306	5,420
Fannie Mae Pool #CB0290 2.00% 4/1/2051[7]		21,666	17,724
Fannie Mae Pool #MA4305 2.00% 4/1/2051[7]		33	27
Fannie Mae Pool #BR1035 2.00% 5/1/2051[7]		20	16
Fannie Mae Pool #FM7510 3.00% 6/1/2051[7]		242	213
Fannie Mae Pool #FM7900 2.50% 7/1/2051[7]		533	457
Fannie Mae Pool #FM8442 2.50% 8/1/2051[7]		9,106	7,723
Fannie Mae Pool #CB1527 2.50% 9/1/2051[7]		1,264	1,074
Fannie Mae Pool #FS0965 2.00% 11/1/2051[7]		156	128
Fannie Mae Pool #CB2402 2.50% 12/1/2051[7]		4,932	4,181
Fannie Mae Pool #FM9846 2.50% 12/1/2051[7]		569	483
Fannie Mae Pool #CB2787 3.50% 12/1/2051[7]		27	25
Fannie Mae Pool #FS2776 2.50% 1/1/2052[7]		3,264	2,769
Fannie Mae Pool #CB2765 2.00% 2/1/2052[7]		6,870	5,649
Fannie Mae Pool #FS0647 3.00% 2/1/2052[7]		41,218	36,792
Fannie Mae Pool #CB3744 2.50% 3/1/2052[7]		1,000	848
Fannie Mae Pool #CB3170 3.00% 3/1/2052[7]		392	345
Fannie Mae Pool #BV7773 2.50% 4/1/2052[7]		9,356	7,942
Fannie Mae Pool #BV5370 2.50% 4/1/2052[7]		8,486	7,196
Fannie Mae Pool #BV2994 2.50% 4/1/2052[7]		3,401	2,887
Fannie Mae Pool #MA4578 2.50% 4/1/2052[7]		780	662
Fannie Mae Pool #BV7521 2.50% 5/1/2052[7]		1,000	848
Fannie Mae Pool #CB3495 3.00% 5/1/2052[7]		1,174	1,031
Fannie Mae Pool #MA4599 3.00% 5/1/2052[7]		500	439
Fannie Mae Pool #BV9975 2.50% 6/1/2052[7]		3,301	2,802
Fannie Mae Pool #BV2452 3.00% 6/1/2052[7]		739	649
Fannie Mae Pool #CB4159 4.00% 7/1/2052[7]		1,689	1,586
Fannie Mae Pool #BW1001 4.50% 7/1/2052[7]		675	651
Fannie Mae Pool #BV2562 4.50% 7/1/2052[7]		522	503
Fannie Mae Pool #MA4699 3.50% 8/1/2052[7]		900	819
Fannie Mae Pool #MA4700 4.00% 8/1/2052[7]		2,823	2,651
Fannie Mae Pool #BV8024 4.00% 8/1/2052[7]		2,138	2,008

American Funds Insurance Series	191

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BW9409 4.50% 8/1/2052[7]	USD	1,998		$1,925
Fannie Mae Pool #BW5751 4.50% 8/1/2052[7]		1,983		1,910
Fannie Mae Pool #BW2284 4.50% 8/1/2052[7]		1,944		1,873
Fannie Mae Pool #BW6191 4.50% 8/1/2052[7]		999		965
Fannie Mae Pool #BW7611 4.50% 8/1/2052[7]		974		938
Fannie Mae Pool #BW8077 4.50% 8/1/2052[7]		90		86
Fannie Mae Pool #MA4732 4.00% 9/1/2052[7]		9,060		8,508
Fannie Mae Pool #BW7326 4.00% 9/1/2052[7]		1,831		1,720
Fannie Mae Pool #BW9348 4.00% 9/1/2052[7]		1,588		1,491
Fannie Mae Pool #BW8103 4.00% 9/1/2052[7]		1,504		1,412
Fannie Mae Pool #BV0952 4.50% 9/1/2052[7]		4,153		4,001
Fannie Mae Pool #BW3812 4.50% 9/1/2052[7]		3,994		3,848
Fannie Mae Pool #BW9386 4.50% 9/1/2052[7]		2,996		2,888
Fannie Mae Pool #BV0957 4.50% 9/1/2052[7]		2,996		2,887
Fannie Mae Pool #BW8692 4.50% 9/1/2052[7]		999		963
Fannie Mae Pool #BW9180 4.50% 9/1/2052[7]		420		405
Fannie Mae Pool #BW8497 4.50% 9/1/2052[7]		65		63
Fannie Mae Pool #BW7702 4.50% 9/1/2052[7]		42		40
Fannie Mae Pool #MA4761 5.00% 9/1/2052[7]		36,426		35,956
Fannie Mae Pool #BW1295 3.50% 10/1/2052[7]		574		522
Fannie Mae Pool #BW8980 4.00% 10/1/2052[7]		5,933		5,571
Fannie Mae Pool #BW1210 4.00% 10/1/2052[7]		4,482		4,208
Fannie Mae Pool #BW7356 4.00% 10/1/2052[7]		3,728		3,500
Fannie Mae Pool #BX0509 4.00% 10/1/2052[7]		1,604		1,506
Fannie Mae Pool #CB4794 4.50% 10/1/2052[7]		15,949		15,370
Fannie Mae Pool #MA4784 4.50% 10/1/2052[7]		10,684		10,294
Fannie Mae Pool #BW8745 4.50% 10/1/2052[7]		4,974		4,792
Fannie Mae Pool #BX0097 4.50% 10/1/2052[7]		2,995		2,885
Fannie Mae Pool #BW7795 4.50% 10/1/2052[7]		496		478
Fannie Mae Pool #BW8592 4.50% 10/1/2052[7]		149		143
Fannie Mae Pool #MA4820 6.50% 10/1/2052[7]		294		303
Fannie Mae Pool #MA4854 2.50% 11/1/2052[7]		902		765
Fannie Mae Pool #MA4803 3.50% 11/1/2052[7]		7,069		6,431
Fannie Mae Pool #MA4804 4.00% 11/1/2052[7]		9,106		8,550
Fannie Mae Pool #BW1310 4.00% 11/1/2052[7]		1,677		1,574
Fannie Mae Pool #BX1042 4.50% 11/1/2052[7]		548		528
Fannie Mae Pool #BX1516 4.50% 11/1/2052[7]		542		523
Fannie Mae Pool #BX1035 4.50% 11/1/2052[7]		308		297
Fannie Mae Pool #BX3075 4.50% 11/1/2052[7]		291		280
Fannie Mae Pool #BX2558 4.50% 11/1/2052[7]		62		60
Fannie Mae Pool #MA4805 4.50% 11/1/2052[7]		36		35
Fannie Mae Pool #BW1380 4.50% 12/1/2052[7]		13,486		12,993
Fannie Mae Pool #MA4840 4.50% 12/1/2052[7]		4,721		4,549
Fannie Mae Pool #MA4841 5.00% 12/1/2052[7]		4,013		3,961
Fannie Mae Pool #MA4877 6.50% 12/1/2052[7]		58,203		59,707
Fannie Mae Pool #BX4022 6.50% 12/1/2052[7]		200		205
Fannie Mae Pool #MA4868 5.00% 1/1/2053[7]		8,583		8,472
Fannie Mae Pool #MA4895 6.50% 1/1/2053[7]		4,225		4,335
Fannie Mae Pool #BF0145 3.50% 3/1/2057[7]		11,899		10,887
Fannie Mae Pool #BF0264 3.50% 5/1/2058[7]		9,059		8,322
Fannie Mae Pool #BF0332 3.00% 1/1/2059[7]		19,463		17,158
Fannie Mae Pool #BF0497 3.00% 7/1/2060[7]		22,447		19,666
Fannie Mae Pool #BF0585 4.50% 12/1/2061[7]		1,326		1,293
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[3,7]		—	[8]	—	[8]
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[7]		7		7
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[7]		17		19
Fannie Mae, Series 2002-W1, Class 2A, 4.915% 2/25/2042[3,7]		21		21
Freddie Mac Pool #ZS8507 3.00% 11/1/2028[7]		113		108
Freddie Mac Pool #ZK7590 3.00% 1/1/2029[7]		2,445		2,346
Freddie Mac Pool #A15120 5.50% 10/1/2033[7]		51		52
Freddie Mac Pool #QN1073 3.00% 12/1/2034[7]		46		44

192	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #G05196 5.50% 10/1/2038[7]	USD	50	$52
Freddie Mac Pool #G05267 5.50% 12/1/2038[7]		37	39
Freddie Mac Pool #G06020 5.50% 12/1/2039[7]		72	75
Freddie Mac Pool #G05860 5.50% 2/1/2040[7]		265	275
Freddie Mac Pool #A93948 4.50% 9/1/2040[7]		157	156
Freddie Mac Pool #G06868 4.50% 4/1/2041[7]		177	176
Freddie Mac Pool #G06841 5.50% 6/1/2041[7]		422	439
Freddie Mac Pool #RB5138 2.00% 12/1/2041[7]		2,632	2,222
Freddie Mac Pool #RB5145 2.00% 2/1/2042[7]		2,569	2,169
Freddie Mac Pool #RB5148 2.00% 3/1/2042[7]		5,501	4,643
Freddie Mac Pool #Z40130 3.00% 1/1/2046[7]		20,778	18,802
Freddie Mac Pool #ZT2100 3.00% 4/1/2047[7]		109	98
Freddie Mac Pool #G08789 4.00% 11/1/2047[7]		628	603
Freddie Mac Pool #G61733 3.00% 12/1/2047[7]		5,178	4,642
Freddie Mac Pool #G67709 3.50% 3/1/2048[7]		13,489	12,616
Freddie Mac Pool #G61628 3.50% 9/1/2048[7]		330	307
Freddie Mac Pool #Q58494 4.00% 9/1/2048[7]		1,273	1,217
Freddie Mac Pool #ZN4842 3.50% 4/1/2049[7]		751	693
Freddie Mac Pool #RA1369 3.50% 9/1/2049[7]		1,997	1,840
Freddie Mac Pool #SD7508 3.50% 10/1/2049[7]		10,988	10,187
Freddie Mac Pool #QA4673 3.00% 11/1/2049[7]		29,606	26,538
Freddie Mac Pool #SD8090 2.00% 9/1/2050[7]		1,362	1,115
Freddie Mac Pool #SD8106 2.00% 11/1/2050[7]		2,836	2,321
Freddie Mac Pool #SD8128 2.00% 2/1/2051[7]		115	94
Freddie Mac Pool #SD8134 2.00% 3/1/2051[7]		191	156
Freddie Mac Pool #RA5288 2.00% 5/1/2051[7]		2,916	2,387
Freddie Mac Pool #SD1852 2.50% 6/1/2051[7]		13,776	11,687
Freddie Mac Pool #QC2817 2.50% 6/1/2051[7]		2,789	2,389
Freddie Mac Pool #QC7173 2.50% 9/1/2051[7]		3,203	2,723
Freddie Mac Pool #QD1746 2.50% 11/1/2051[7]		3,044	2,585
Freddie Mac Pool #SD1385 2.50% 11/1/2051[7]		1,671	1,434
Freddie Mac Pool #RA6485 3.00% 12/1/2051[7]		35,637	31,327
Freddie Mac Pool #SD7552 2.50% 1/1/2052[7]		11,001	9,407
Freddie Mac Pool #QD5725 2.50% 1/1/2052[7]		2,995	2,544
Freddie Mac Pool #QD4799 2.50% 1/1/2052[7]		1,000	848
Freddie Mac Pool #RA6608 3.00% 2/1/2052[7]		888	780
Freddie Mac Pool #QD7089 3.50% 2/1/2052[7]		867	790
Freddie Mac Pool #QE0327 2.50% 4/1/2052[7]		1,000	849
Freddie Mac Pool #QE2020 2.50% 5/1/2052[7]		7,000	5,941
Freddie Mac Pool #SD8219 2.50% 6/1/2052[7]		73,484	62,311
Freddie Mac Pool #SD8220 3.00% 6/1/2052[7]		3,363	2,957
Freddie Mac Pool #QE4855 3.50% 6/1/2052[7]		68	62
Freddie Mac Pool #QE4084 6.50% 6/1/2052[7]		333	345
Freddie Mac Pool #SD8234 2.50% 8/1/2052[7]		5,524	4,684
Freddie Mac Pool #SD8237 4.00% 8/1/2052[7]		2,186	2,053
Freddie Mac Pool #QE9057 4.00% 8/1/2052[7]		1,368	1,285
Freddie Mac Pool #QE8065 4.50% 8/1/2052[7]		4,104	3,954
Freddie Mac Pool #QE7539 4.50% 8/1/2052[7]		2,160	2,083
Freddie Mac Pool #QE8253 4.50% 8/1/2052[7]		1,712	1,649
Freddie Mac Pool #QE6903 4.50% 8/1/2052[7]		248	239
Freddie Mac Pool #QE7702 4.50% 8/1/2052[7]		35	34
Freddie Mac Pool #SD8242 3.00% 9/1/2052[7]		73	64
Freddie Mac Pool #QE9625 4.00% 9/1/2052[7]		1,763	1,655
Freddie Mac Pool #SD8244 4.00% 9/1/2052[7]		1,457	1,368
Freddie Mac Pool #QE9919 4.50% 9/1/2052[7]		23,534	22,676
Freddie Mac Pool #QF0313 4.50% 9/1/2052[7]		9,988	9,636
Freddie Mac Pool #QF0660 4.50% 9/1/2052[7]		2,996	2,889
Freddie Mac Pool #QE9813 4.50% 9/1/2052[7]		406	392
Freddie Mac Pool #QF0820 4.50% 9/1/2052[7]		366	353
Freddie Mac Pool #RA7930 4.50% 9/1/2052[7]		306	295
Freddie Mac Pool #QF1205 4.50% 9/1/2052[7]		298	287

American Funds Insurance Series	193

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QF0311 5.00% 9/1/2052[7]	USD	17,998	$17,766
Freddie Mac Pool #QF2029 3.00% 10/1/2052[7]		696	612
Freddie Mac Pool #QF1464 4.00% 10/1/2052[7]		1,691	1,588
Freddie Mac Pool #QF2379 4.50% 10/1/2052[7]		4,994	4,816
Freddie Mac Pool #QF1254 4.50% 10/1/2052[7]		3,226	3,108
Freddie Mac Pool #QF1849 4.50% 10/1/2052[7]		2,140	2,062
Freddie Mac Pool #QF2136 4.50% 10/1/2052[7]		1,908	1,838
Freddie Mac Pool #QF0819 4.50% 10/1/2052[7]		863	833
Freddie Mac Pool #QF2380 4.50% 10/1/2052[7]		632	611
Freddie Mac Pool #QF2845 4.50% 10/1/2052[7]		537	518
Freddie Mac Pool #QF2182 4.50% 10/1/2052[7]		303	292
Freddie Mac Pool #QF0866 4.50% 10/1/2052[7]		126	121
Freddie Mac Pool #SD8263 3.00% 11/1/2052[7]		14,713	12,932
Freddie Mac Pool #SD8264 3.50% 11/1/2052[7]		4,331	3,940
Freddie Mac Pool #QF3144 3.50% 11/1/2052[7]		673	614
Freddie Mac Pool #SD1896 4.00% 11/1/2052[7]		20,313	19,355
Freddie Mac Pool #SD1894 4.00% 11/1/2052[7]		7,177	6,853
Freddie Mac Pool #QF3364 4.00% 11/1/2052[7]		2,753	2,585
Freddie Mac Pool #QF2936 4.50% 11/1/2052[7]		2,907	2,801
Freddie Mac Pool #QF2846 4.50% 11/1/2052[7]		998	961
Freddie Mac Pool #QF3276 5.50% 11/1/2052[7]		703	707
Freddie Mac Pool #QF2862 6.50% 11/1/2052[7]		100	103
Freddie Mac Pool #SD8280 6.50% 11/1/2052[7]		53	54
Freddie Mac Pool #QF3956 4.50% 12/1/2052[7]		18,992	18,299
Freddie Mac Pool #SD8275 4.50% 12/1/2052[7]		2,480	2,390
Freddie Mac Pool #SD8276 5.00% 12/1/2052[7]		32,354	31,937
Freddie Mac Pool #QF4754 5.00% 12/1/2052[7]		3,000	2,961
Freddie Mac Pool #QF4185 6.50% 12/1/2052[7]		668	685
Freddie Mac Pool #SD8284 3.00% 1/1/2053[7]		4,597	4,040
Freddie Mac Pool #SD8288 5.00% 1/1/2053[7]		1,671	1,649
Freddie Mac Pool #SD8282 6.50% 1/1/2053[7]		59,134	60,661
Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035[7]		58	58
Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037[7]		125	126
Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036[7]		121	100
Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036[7]		118	99
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[7]		8,360	7,937
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[7]		1,930	1,821
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[7]		10,720	10,343
Government National Mortgage Assn. 2.00% 1/1/2053[7,9]		14,785	12,394
Government National Mortgage Assn. 3.00% 1/1/2053[7,9]		9,533	8,491
Government National Mortgage Assn. 3.50% 1/1/2053[7,9]		33,185	30,495
Government National Mortgage Assn. 4.00% 1/1/2053[7,9]		33,300	31,515
Government National Mortgage Assn. 5.00% 1/1/2053[7,9]		75,701	75,023
Government National Mortgage Assn. 5.50% 1/1/2053[7,9]		4,775	4,803
Government National Mortgage Assn. 5.50% 2/1/2053[7,9]		51,027	51,288
Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049[7]		12,379	11,844
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[7]		35	35
Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049[7]		5,200	5,081
Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050[7]		11,395	10,581
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[7]		10,072	9,541
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[7]		18,573	17,594
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[7]		62,302	60,506
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[7]		485	471
Uniform Mortgage-Backed Security 2.50% 1/1/2038[7,9]		7,545	6,905
Uniform Mortgage-Backed Security 2.00% 1/1/2053[7,9]		210,537	171,362
Uniform Mortgage-Backed Security 2.50% 1/1/2053[7,9]		62,762	53,158
Uniform Mortgage-Backed Security 3.00% 1/1/2053[7,9]		11,245	9,871
Uniform Mortgage-Backed Security 4.00% 1/1/2053[7,9]		2,735	2,565

194	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 4.50% 1/1/2053[7,9]	USD	5,931	$5,709
Uniform Mortgage-Backed Security 5.00% 1/1/2053[7,9]		42,025	41,417
Uniform Mortgage-Backed Security 5.50% 1/1/2053[7,9]		212,640	213,231
Uniform Mortgage-Backed Security 6.00% 1/1/2053[7,9]		10,275	10,430
Uniform Mortgage-Backed Security 3.50% 2/1/2053[7,9]		10,960	9,965
Uniform Mortgage-Backed Security 4.00% 2/1/2053[7,9]		76,136	71,431
Uniform Mortgage-Backed Security 5.00% 2/1/2053[7,9]		13,100	12,908
Uniform Mortgage-Backed Security 6.00% 2/1/2053[7,9]		112,000	113,591
Uniform Mortgage-Backed Security 6.50% 2/1/2053[7,9]		215,026	219,946
			2,374,821

Commercial mortgage-backed securities 1.51%
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052[7]		770	722
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052[7]		100	92
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061[7]		205	191
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061[7]		127	117
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061[3,7]		2,444	2,335
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[7]		1,018	900
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[7]		295	247
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052[7]		2,541	2,427
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[3,7]		781	757
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[2,3,7]		8,575	8,420
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 6.234% 4/15/2037[2,3,7]		3,822	3,739
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[2,3,7]		8,476	8,431
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 5.018% 9/15/2036[2,3,7]		14,727	14,207
BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 5.268% 9/15/2036[2,3,7]		570	539
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[2,3,7]		5,292	5,043
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 5.615% 10/15/2036[2,3,7]		995	936
BX Trust, Series 2021-ARIA Class C, (1-month USD-LIBOR + 1.646%) 5.964% 10/15/2036[2,3,7]		996	931
BX Trust, Series 2021-RISE, Class A, (1-month USD-LIBOR + 0.74%) 5.065% 11/15/2036[2,3,7]		12,622	12,131
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.827% 4/15/2037[2,3,7]		5,441	5,335
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.988% 6/15/2038[2,3,7]		3,741	3,608
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 5.188% 6/15/2038[2,3,7]		433	413
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 5.418% 6/15/2038[2,3,7]		293	278
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 5.718% 6/15/2038[2,3,7]		740	699
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 5.168% 11/15/2038[2,3,7]		9,979	9,616
BX Trust, Series 2021-ACNT, Class B, (1-month USD-LIBOR + 1.25%) 5.568% 11/15/2038[2,3,7]		339	325
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 5.818% 11/15/2038[2,3,7]		100	95
BX Trust, Series 2021-ACNT, Class D, (1-month USD-LIBOR + 1.85%) 6.168% 11/15/2038[2,3,7]		151	143
BX Trust, Series 2022-GPA, Class A, (1-month USD CME Term SOFR + 2.165%) 6.501% 10/15/2039[2,3,7]		3,198	3,185

American Funds Insurance Series	195

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049[7]	USD	610	$574
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 4/10/2047[7]		350	339
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 6/15/2057[7]		1,137	1,080
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049[7]		200	182
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 5.398% 7/15/2038[2,3,7]		2,811	2,735
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 5.698% 7/15/2038[2,3,7]		641	618
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 6.018% 7/15/2038[2,3,7]		875	841
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 6.568% 7/15/2038[2,3,7]		670	643
Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 12/10/2036[2,7]		304	284
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[2,7]		1,897	1,458
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD-LIBOR + 1.034%) 5.352% 12/15/2036[2,3,7]		3,894	3,786
GS Mortgage Securities Trust, Series 2022-SHIP, Class A, (1-month USD CME Term SOFR + 0.731%) 5.067% 8/15/2024[2,3,7]		1,317	1,300
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050[7]		400	369
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052[7]		100	93
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[7]		1,536	1,271
ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, (1-month USD CME Term SOFR + 2.245%) 6.581% 10/15/2039[2,3,7]		3,391	3,398
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2/15/2047[7]		3,280	3,206
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050[7]		640	599
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050[7]		240	221
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[2,7]		7,867	6,739
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049[3,7]		2,040	1,906
La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 6.059% 3/15/2039[2,3,7]		848	831
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[2,3,7]		1,576	1,510
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 5.119% 4/15/2026[2,3,7]		154	150
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 8/15/2047[7]		5,446	5,277
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048[7]		410	389
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049[7]		245	230
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[7]		730	670
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[2,7]		4,065	3,253
SREIT Trust, Series 2021-FLWR, Class A, (1-month USD-LIBOR + 0.577%) 4.894% 7/15/2036[2,3,7]		9,351	8,989
SREIT Trust, Series 2021-FLWR, Class B, (1-month USD-LIBOR + 0.926%) 5.244% 7/15/2036[2,3,7]		1,000	954
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 5.049% 11/15/2038[2,3,7]		8,739	8,418
SREIT Trust, Series 2021-MFP, Class B, (1-month USD-LIBOR + 1.079%) 5.398% 11/15/2038[2,3,7]		263	251
SREIT Trust, Series 2021-MFP, Class C, (1-month USD-LIBOR + 1.329%) 5.647% 11/15/2038[2,3,7]		141	134

196	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4, 3.789% 9/15/2048[7]	USD	2,373	$2,267
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049[7]		2,550	2,406
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052[7]		1,019	892
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060[7]		205	192
			154,317

Collateralized mortgage-backed obligations (privately originated) 1.07%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,3,7]		2,864	2,263
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055[2,7]		131	119
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,2,7]		6,000	5,521
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 5.989% 7/25/2029[2,3,7]		414	414
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059[2,3,7]		923	830
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[2,3,7]		586	556
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[2,7]		4,867	4,221
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[2,3,7]		425	413
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[2,3,7]		3,032	2,858
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[2,3,7]		1,700	1,616
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[2,3,7]		6,893	6,513
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[2,3,7]		204	186
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[2,3,7]		1,660	1,406
Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 6.678% 5/25/2042[2,3,7]		326	330
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[2,7]		1,575	1,409
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[2,3,7]		1,611	1,384
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[2,7]		2,051	2,196
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[2,7]		2,604	2,677
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 7/25/2051[2,3,7]		2,073	1,674
Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 8/25/2051[2,3,7]		1,937	1,562
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051[2,3,7]		2,038	1,646
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[2,3,7]		3,206	2,589
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051[2,3,7]		2,222	1,794
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, (1-month USD-LIBOR + 4.70%) 9.089% 4/25/2028[3,7]		1,497	1,548
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 5.928% 4/25/2042[2,3,7]		1,537	1,531
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 6.128% 5/25/2042[2,3,7]		73	73
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 6.878% 6/25/2042[2,3,7]		278	281
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.078% 9/25/2042[2,3,7]		611	612
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.628% 9/25/2042[2,3,7]		1,519	1,552
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (1-month USD-LIBOR + 1.85%) 6.239% 2/25/2050[2,3,7]		3,005	3,000
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (1-month USD-LIBOR + 6.00%) 10.389% 8/25/2050[2,3,7]		949	1,011
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[2,3,7]		3,494	2,935
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[2,7]		5,380	4,654
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 7/25/2051[2,3,7]		882	712
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,2,7]		3,534	3,273

American Funds Insurance Series	197

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[2,3,7]	USD	858		$780
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,2,7]		2,644		2,380
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[2,3,7]		16,160		15,635
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060[2,3,7]		3,088		2,720
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056[2,3,7]		3,558		2,965
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[2,7]		1,132		1,028
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[2,3,7]		3,346		3,155
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[2,7]		10,737		9,539
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[2,10]		1,680		1,486
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[2,7]		5,033		4,381
				109,428

Total mortgage-backed obligations				2,638,566

Asset-backed obligations 4.52%
Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.03% 8/17/2026[2,7]		701		665
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[2,7]		672		643
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[2,7]		765		744
AGL CLO, Ltd., Series 2022-18A, Class A1, (3-month USD CME Term SOFR + 1.32%) 5.308% 4/21/2031[2,3,7]		—	[8]	—	[8]
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 6/15/2026[2,7]		1,178		1,169
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 6/15/2026[2,7]		2,500		2,429
American Credit Acceptance Receivables Trust, Series 2022-3, Class B, 4.55% 10/13/2026[2,7]		360		353
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 3/15/2027[2,7]		1,055		1,038
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 3/15/2027[2,7]		806		760
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[2,7]		1,136		1,097
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[2,7]		2,781		2,631
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[2,7]		396		376
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/2027[7]		997		935
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027[7]		1,109		1,009
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027[7]		2,613		2,319
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[2,7]		2,755		2,710
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class A, 3.35% 9/22/2025[2,7]		2,210		2,137
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[2,7]		7,689		7,124
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,7]		2,427		2,203
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,7]		623		560
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class C, 4.25% 2/20/2027[2,7]		1,279		1,144
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[2,7]		3,445		3,005
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027[2,7]		531		449
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027[2,7]		193		161
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[2,3,7]		575		568

198	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[2,7]	USD	180	$170
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034[2,7]		269	227
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046[2,7]		3,951	3,250
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[2,7]		497	375
CarMax Auto Owner Trust, Series 2019-2, Class C, 3.16% 2/18/2025[7]		400	396
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/2026[7]		210	190
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/2027[7]		206	184
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028[7]		538	514
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[2,7]		15,953	13,578
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037[2,7]		6,185	5,238
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037[2,7]		671	544
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[2,7]		802	702
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,7]		18,679	16,693
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,7]		1,950	1,613
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[2,7]		3,395	2,969
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[2,7]		368	291
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,7]		6,053	5,242
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061[2,7]		1,917	1,602
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[2,7]		15,132	14,821
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/2062[2,7]		6,637	6,257
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[2,7]		2,298	1,978
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[2,7]		4,800	4,174
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046[2,7]		436	363
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 3/17/2025[2,7]		249	248
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 6/16/2025[2,7]		405	404
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[2,7]		1,883	1,849
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 9/15/2026[2,7]		514	507
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/2026[2,7]		590	559
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88% 8/15/2028[2,7]		2,111	2,033
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 8/15/2028[2,7]		2,797	2,658
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65% 7/15/2025[7]		86	86
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 10/15/2026[7]		3,890	3,844
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 6/15/2027[7]		5,369	5,249
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/2029[7]		4,053	3,800
DriveTime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2/18/2025[2,7]		2,320	2,309
DriveTime Auto Owner Trust, Series 2019-3, Class D, 2.96% 4/15/2025[2,7]		1,473	1,454
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/2026[2,7]		817	791
DriveTime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 10/15/2026[2,7]		825	792
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[2,7]		449	414
DriveTime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 1/15/2027[2,7]		1,179	1,156
DriveTime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2/16/2027[2,7]		1,231	1,170
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027[2,7]		832	764
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[2,7]		428	362
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029[2,7]		897	851
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[2,7]		1,380	1,350
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 3/17/2025[2,7]		3,251	3,218
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 7/15/2025[7]		401	397
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 8/15/2025[2,7]		3,405	3,352
Exeter Automobile Receivables Trust, Series 2021-2, Class B, 0.57% 9/15/2025[7]		721	716
Exeter Automobile Receivables Trust, Series 2022-2A, Class A3, 2.80% 11/17/2025[7]		1,162	1,150
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[7]		587	588
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[2,7]		893	875
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/2026[7]		1,807	1,737
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 7/15/2026[7]		1,012	975
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65% 10/15/2026[7]		3,047	2,976
Exeter Automobile Receivables Trust, Series 2022-4A, Class B, 4.57% 1/15/2027[7]		568	558
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027[7]		2,612	2,388

American Funds Insurance Series	199

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[7]	USD	1,201	$1,127
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[2,7]		17,959	15,928
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 12/17/2038[2,7]		1,380	1,195
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[2,7]		1,733	1,628
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[2,7]		17,675	17,438
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[2,7]		30,070	28,744
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,7]		2,069	1,827
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[2,7]		1,421	1,210
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[2,7]		158	134
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[2,7]		2,868	2,550
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[2,7]		9,797	8,450
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[2,7]		2,739	2,378
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[2,7]		214	181
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 7/22/2024[7]		301	300
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 12/20/2024[7]		425	424
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[2,7]		2,703	2,756
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/2023[2,7,10]		8,590	8,241
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,7]		12,703	11,748
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,7]		1,171	1,074
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[2,7]		810	731
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,7]		17,770	15,498
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,7]		1,264	1,085
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,7]		859	710
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 8/17/2026[2,7]		866	842
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 11/16/2026[2,7]		304	285
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027[2,7]		1,207	1,188
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027[2,7]		438	426
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030[2,7]		623	596
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 5.278% 7/21/2030[2,3,7]		892	878
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 5.229% 4/15/2029[2,3,7]		574	568
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 9/15/2026[2,7]		1,242	1,203
Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.24% 9/15/2026[2,7]		230	223
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[7,10,11]		1,006	1,006
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[7,10,11]		150	150
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,7]		4,052	3,449
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069[2,7]		2,516	2,110
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[2,7]		895	759
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[2,7]		4,396	3,702
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[2,7]		314	279
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,7]		5,377	4,762
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,7]		12,315	10,951
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[2,3,7]		4,035	3,918
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,7]		50,765	42,988
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 5.328% 7/25/2030[2,3,7]		273	270
Oportun Funding, LLC, Series 2021-A, Class A, 1.21% 3/8/2028[2,7]		240	224
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 5.143% 4/20/2029[2,3,7]		256	253
PFS Financing Corp., Series 2021-B, Class A, 0.775% 8/17/2026[2,7]		7,884	7,276
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[2,7]		1,721	1,681
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 10/15/2024[2,7]		804	802
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 8/15/2025[2,7]		1,355	1,341
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD-LIBOR + 1.25%) 5.639% 7/25/2051[2,3,7]		577	558

200	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 7/15/2025[7]	USD	1,584	$1,574
Santander Drive Auto Receivables Trust, Series 2021-2, Class B, 0.59% 9/15/2025[7]		523	521
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 1/15/2026[7]		1,480	1,467
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/2026[7]		2,812	2,736
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/2026[7]		2,211	2,120
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[7]		917	892
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/2027[7]		1,802	1,686
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 9/15/2027[7]		1,677	1,613
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027[7]		2,236	2,073
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[7]		856	828
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046[2,7]		2,641	2,190
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046[2,7]		487	397
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[2,7]		2,392	1,923
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[2,7]		3,233	2,805
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[2,7]		451	381
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,7]		1,243	1,108
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[2,7]		1,441	1,245
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[2,7]		2,300	2,092
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[2,7]		2,971	2,610
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045[2,7]		1,252	1,135
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[2,7]		2,223	1,939
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[2,7]		6,190	5,211
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2/20/2046[2,7]		346	288
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[2,7]		5,200	4,431
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045[2,7]		4,358	3,747
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046[2,7]		130	107
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[2,7]		6,000	5,785
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[2,7]		10,418	8,932
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[2,7]		3,563	2,978
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046[2,7]		346	285
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 11/17/2025[2,7]		1,557	1,518
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2/17/2026[2,7]		3,023	2,866
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 7/15/2026[2,7]		1,690	1,632
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 7/15/2026[2,7]		2,181	2,050
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026[2,7]		1,446	1,318
			461,708

Municipals 1.62%
California 0.03%
G.O. Bonds, Series 2009, 7.50% 4/1/2034		2,100	2,541
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		650	523
			3,064

Illinois 1.47%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029		65	61
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039		30,835	26,399
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040		8,945	7,689
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025		2,500	2,155
G.O. Bonds, Series 2013-B, 4.31% 4/1/2023		2,125	2,122
G.O. Bonds, Pension Funding, Series 2003, 4.95% 6/1/2023		6,228	6,231
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		107,000	102,807
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 3/1/2023		3,210	3,215
			150,679

American Funds Insurance Series	201

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
New York 0.05%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 2.202% 3/15/2034	USD	6,390	$4,881

Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		4,075	2,899

Wisconsin 0.04%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		4,580	4,071

Total municipals			165,594

Bonds & notes of governments & government agencies outside the U.S. 1.29%
Chile (Republic of) 3.50% 1/31/2034		600	513
Chile (Republic of) 3.10% 5/7/2041		2,340	1,689
Chile (Republic of) 4.34% 3/7/2042		1,320	1,120
Chile (Republic of) 4.00% 1/31/2052		580	450
Colombia (Republic of) 4.125% 5/15/2051		3,120	1,878
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	24,813,800	3,883
Dominican Republic 5.95% 1/25/2027[2]	USD	8,100	7,954
Indonesia (Republic of) 4.65% 9/20/2032		2,690	2,638
Indonesia (Republic of) 3.35% 3/12/2071		1,660	1,109
Indonesia (Republic of), Series 91, 6.375% 4/15/2032	IDR	31,265,000	1,936
Israel (State of) 1.00% 3/31/2030	ILS	11,800	2,799
Israel (State of) 3.375% 1/15/2050	USD	4,750	3,670
Israel (State of) 3.875% 7/3/2050		4,775	4,036
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029	MYR	5,290	1,193
Panama (Republic of) 3.362% 6/30/2031	USD	15,625	12,695
Panama (Republic of) 3.87% 7/23/2060		7,500	4,863
Panama (Republic of) 4.50% 1/19/2063		395	280
Paraguay (Republic of) 5.00% 4/15/2026		1,250	1,248
Peru (Republic of) 6.35% 8/12/2028	PEN	5,840	1,463
Peru (Republic of) 5.94% 2/12/2029		6,005	1,450
Peru (Republic of) 2.783% 1/23/2031	USD	2,155	1,788
Peru (Republic of) 6.15% 8/12/2032	PEN	12,950	2,998
Peru (Republic of) 3.60% 1/15/2072	USD	7,640	4,999
Philippines (Republic of) 3.229% 3/29/2027		475	457
Philippines (Republic of) 3.20% 7/6/2046		4,900	3,598
Philippines (Republic of) 4.20% 3/29/2047		272	234
Poland (Republic of) 5.75% 11/16/2032		555	593
Portuguese Republic 5.125% 10/15/2024		24,775	24,868
PT Indonesia Asahan Aluminium Tbk 5.71% 11/15/2023[2]		1,020	1,023
PT Indonesia Asahan Aluminium Tbk 4.75% 5/15/2025[2]		1,270	1,251
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030[2]		340	324
PT Indonesia Asahan Aluminium Tbk 5.80% 5/15/2050[2]		1,150	966
Qatar (State of) 4.50% 4/23/2028[2]		5,100	5,141
Qatar (State of) 5.103% 4/23/2048[2]		3,400	3,425
Romania 3.75% 2/7/2034	EUR	5,625	4,515
Saudi Arabia (Kingdom of) 3.628% 4/20/2027[2]	USD	5,000	4,846
Saudi Arabia (Kingdom of) 3.625% 3/4/2028[2]		11,435	10,939
United Mexican States 4.875% 5/19/2033		2,175	2,001
United Mexican States 3.50% 2/12/2034		1,030	827
United Mexican States 4.40% 2/12/2052		440	325
			131,985

202	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 4/24/2026	USD	11,910	$11,160

Total bonds, notes & other debt instruments (cost: $10,540,248,000)			9,747,773

Short-term securities 13.95%		Shares
Money market investments 13.95%
Capital Group Central Cash Fund 4.31%[12,13]		14,258,627	1,425,720

Total short-term securities (cost: $1,425,522,000)			1,425,720
Total investment securities 109.32% (cost: $11,965,770,000)			11,173,493
Other assets less liabilities (9.32)%			(952,411)

Net assets 100.00%			$10,221,082

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
3 Month SOFR Futures	Short	658	June 2023	USD(156,415)	$2,698
2 Year U.S. Treasury Note Futures	Short	2,055	March 2023	(421,436)	1,029
5 Year Euro-Bobl Futures	Long	1	March 2023	124	(4)
5 Year U.S. Treasury Note Futures	Long	16,226	March 2023	1,751,267	(2,467)
10 Year U.S. Treasury Note Futures	Long	2,294	March 2023	257,609	(1,391)
10 Year Ultra U.S. Treasury Note Futures	Short	1,388	March 2023	(164,174)	2,514
20 Year U.S. Treasury Bond Futures	Long	999	March 2023	125,218	(2,035)
30 Year Ultra U.S. Treasury Bond Futures	Long	1,708	March 2023	229,406	(7,297)
					$(6,953)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
USD	1,965	IDR	30,407,000	Citibank	1/9/2023	$11
USD	3,158	ILS	10,725	HSBC Bank	1/11/2023	106
USD	1,173	MYR	5,150	HSBC Bank	1/11/2023	(4)
USD	1,248	EUR	1,180	Morgan Stanley	1/11/2023	(16)
USD	4,761	COP	22,893,650	Citibank	1/13/2023	52
USD	5,947	EUR	5,628	JPMorgan Chase	1/13/2023	(84)
USD	613	EUR	582	JPMorgan Chase	1/20/2023	(11)
USD	5,952	PEN	22,885	Citibank	1/23/2023	(59)
JPY	3,460,300	USD	24,759	Morgan Stanley	2/17/2023	1,783
JPY	3,432,900	USD	25,173	Morgan Stanley	2/17/2023	1,158
JPY	3,448,400	USD	25,841	Morgan Stanley	3/17/2023	711
						$3,647

American Funds Insurance Series	203

The Bond Fund of America (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD87,775	$3,103	$—	$3,103
0.45801%	Annual	SOFR	Annual	10/26/2023	85,775	(3,041)	—	(3,041)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	27,000	(479)	—	(479)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	72,532	(1,257)	—	(1,257)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	78,378	(1,355)	—	(1,355)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	4,154	(76)	—	(76)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	19,800	(369)	—	(369)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	19,200	(5)	—	(5)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024	23,900	(20)	—	(20)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024	24,000	(4)	—	(4)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024	28,800	(23)	—	(23)
3-month USD-LIBOR	Quarterly	1.972%	Semi-annual	4/26/2051	23,200	6,475	—	6,475
3-month USD-LIBOR	Quarterly	1.9855%	Semi-annual	4/26/2051	8,580	2,374	—	2,374
3-month USD-LIBOR	Quarterly	1.9778%	Semi-annual	4/28/2051	13,500	3,753	—	3,753
						$9,076	$—	$9,076

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2022 (000)	Upfront premium (received) paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD74,676	$(597)	$(310)	$(287)
CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	153,455	(945)	5,777	(6,722)
					$(1,542)	$5,467	$(7,009)

Investments in affiliates13

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 13.95%
Money market investments 13.95%
Capital Group Central Cash Fund 4.31%[12]	$1,311,257	$4,011,285	$3,896,680	$(218)	$ 76	$1,425,720	$34,880

204	American Funds Insurance Series

The Bond Fund of America (continued)

Restricted securities11

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[7,10]	12/6/2022	$1,006	$1,006	.01%
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[7,10]	12/6/2022	150	150	.00
Total		$1,156	$1,156	.01%

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,530,868,000, which represented 14.98% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $58,239,000, which represented .57% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Amount less than one thousand.
[9]	Purchased on a TBA basis.
[10]	Value determined using significant unobservable inputs.
[11]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $1,156,000, which represented .01% of the net assets of the fund.
[12]	Rate represents the seven-day yield at 12/31/2022.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

Assn. = Association

Auth. = Authority

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

COP = Colombian pesos

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

ILS = Israeli shekels

JPY = Japanese yen

LIBOR = London Interbank Offered Rate

MYR = Malaysian ringgits

PEN = Peruvian nuevos soles

PIK = Payment In Kind

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	205

Capital World Bond Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 90.28%	Principal amount (000)		Value (000)
Euros 19.79%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Annual Swap + 1.10% on 9/9/2028)[1]	EUR	2,800	$2,333
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]		4,200	4,471
Altria Group, Inc. 1.00% 2/15/2023		1,020	1,089
Altria Group, Inc. 2.20% 6/15/2027		2,900	2,795
Altria Group, Inc. 3.125% 6/15/2031		800	711
American Honda Finance Corp. 1.95% 10/18/2024		560	584
American Tower Corp. 0.45% 1/15/2027		2,525	2,321
American Tower Corp. 0.875% 5/21/2029		1,470	1,257
AT&T, Inc. 1.60% 5/19/2028		2,350	2,237
Austria (Republic of) 0% 2/20/2031		6,900	5,785
Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[1]		500	504
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]		5,000	5,177
CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]		2,400	2,345
Celanese US Holdings, LLC 4.777% 7/19/2026		235	240
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[1]		700	665
Deutsche Telekom International Finance BV 7.50% 1/24/2033		200	273
Dow Chemical Co. 0.50% 3/15/2027		1,110	1,035
E.ON SE 1.625% 3/29/2031		810	731
Egypt (Arab Republic of) 5.625% 4/16/2030		300	224
Equinor ASA 1.375% 5/22/2032		2,550	2,267
European Investment Bank 0.25% 1/20/2032		4,900	4,085
European Investment Bank 1.50% 6/15/2032		1,000	932
European Union 0% 7/6/2026		1,600	1,545
European Union 0.25% 10/22/2026		610	591
European Union 0% 7/4/2031		705	584
European Union 0% 7/4/2035		220	159
European Union 0.20% 6/4/2036		1,500	1,080
Finland (Republic of) 1.50% 9/15/2032		3,380	3,154
French Republic O.A.T. 0.75% 2/25/2028		4,500	4,347
French Republic O.A.T. 0% 11/25/2030		19,550	16,712
French Republic O.A.T. 0% 5/25/2032		2,120	1,718
French Republic O.A.T. 2.00% 11/25/2032		4,260	4,162
French Republic O.A.T. 0.50% 5/25/2040		2,080	1,414
French Republic O.A.T. 0.75% 5/25/2052		5,930	3,416
Germany (Federal Republic of) 0% 4/11/2025		2,100	2,124
Germany (Federal Republic of) 0% 10/9/2026		6,060	5,908
Germany (Federal Republic of) 0% 4/16/2027		32,700	31,482
Germany (Federal Republic of) 1.30% 10/15/2027		3,580	3,626
Germany (Federal Republic of) 0% 2/15/2030		13,340	12,029
Germany (Federal Republic of) 0% 8/15/2030		15,050	13,413
Germany (Federal Republic of) 0% 8/15/2031		12,600	10,944
Germany (Federal Republic of) 1.70% 8/15/2032		10,906	10,887
Germany (Federal Republic of) 1.00% 5/15/2038		6,040	5,175
Germany (Federal Republic of) 0% 8/15/2050		1,200	673
Germany (Federal Republic of) 0% 8/15/2052		2,650	1,421
Goldman Sachs Group, Inc. 3.375% 3/27/2025[2]		5,000	5,327
Goldman Sachs Group, Inc. 1.00% 3/18/2033[2]		2,705	2,091
Greece (Hellenic Republic of) 3.375% 2/15/2025		5,825	6,236
Greece (Hellenic Republic of) 1.75% 6/18/2032		5,970	5,047
Groupe BPCE SA 4.625% 7/18/2023		1,200	1,296
Groupe BPCE SA 1.00% 4/1/2025		2,900	2,925
Intesa Sanpaolo SpA 6.625% 9/13/2023		510	557
Israel (State of) 2.875% 1/29/2024		1,180	1,258
Italy (Republic of) 1.85% 7/1/2025		17,700	18,218
Italy (Republic of) 1.35% 4/1/2030		7	6
Italy (Republic of) 2.50% 12/1/2032		9,610	8,613
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]		3,208	2,944

206	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
KfW 0.125% 6/30/2025	EUR	590	$590
Lloyds Banking Group PLC 1.75% 9/7/2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]		2,400	2,472
Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]		580	592
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[1]		1,535	1,460
Morocco (Kingdom of) 3.50% 6/19/2024		1,400	1,492
Morocco (Kingdom of) 1.50% 11/27/2031		3,300	2,617
Philippines (Republic of) 0.25% 4/28/2025		875	870
Portuguese Republic 0.475% 10/18/2030		1,610	1,395
Quebec (Province of) 0.25% 5/5/2031		920	764
Quebec (Province of) 0.50% 1/25/2032		1,155	957
Romania 2.125% 3/7/2028		1,440	1,291
Romania 1.75% 7/13/2030		2,560	1,913
Romania 2.00% 1/28/2032		1,605	1,153
Romania 3.75% 2/7/2034		530	425
Russian Federation 2.875% 12/4/2025[3]		3,000	1,349
Russian Federation 2.875% 12/4/2025[3]		1,500	674
Serbia (Republic of) 3.125% 5/15/2027		847	783
Serbia (Republic of) 1.50% 6/26/2029		3,353	2,584
Spain (Kingdom of) 0% 1/31/2027		2,325	2,198
Spain (Kingdom of) 0.80% 7/30/2027		8,970	8,674
Spain (Kingdom of) 1.45% 4/30/2029		1,890	1,824
Spain (Kingdom of) 1.25% 10/31/2030		1,295	1,191
Spain (Kingdom of) 0.50% 10/31/2031		4,645	3,873
Spain (Kingdom of) 0.70% 4/30/2032		4,785	3,993
Spain (Kingdom of) 1.90% 10/31/2052		1,010	695
State Grid Overseas Investment, Ltd. 1.375% 5/2/2025		441	442
State Grid Overseas Investment, Ltd. 2.125% 5/2/2030		200	177
Stryker Corp. 0.25% 12/3/2024		480	483
Stryker Corp. 0.75% 3/1/2029		980	877
Stryker Corp. 1.00% 12/3/2031		450	376
TOTAL SA 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]		2,000	2,025
Toyota Motor Credit Corp. 0.125% 11/5/2027		1,850	1,684
Tunisia (Republic of) 6.75% 10/31/2023		5,109	4,612
Tunisia (Republic of) 6.75% 10/31/2023		1,295	1,169
Ukraine 6.75% 6/20/2028		3,119	619
Ukraine 6.75% 6/20/2028		1,225	243
Ukraine 4.375% 1/27/2032		2,705	476
Volkswagen International Finance NV 4.375% junior subordinated perpetual bonds (9-year EUR Mid-Swap + 3.36% on 3/28/2031)[1]		1,300	1,140
			293,295

Japanese yen 7.50%
Japan, Series 18, 0.10% 3/10/2024[4]	JPY	1,064,481	8,293
Japan, Series 19, 0.10% 9/10/2024[4]		463,865	3,628
Japan, Series 346, 0.10% 3/20/2027		777,900	5,905
Japan, Series 356, 0.10% 9/20/2029		1,720,800	12,847
Japan, Series 116, 2.20% 3/20/2030		576,100	4,933
Japan, Series 26, 0.005% 3/10/2031[4]		527,493	4,178
Japan, Series 362, 0.10% 3/20/2031		737,200	5,435
Japan, Series 365, 0.10% 12/20/2031		520,150	3,832
Japan, Series 145, 1.70% 6/20/2033		742,700	6,290
Japan, Series 152, 1.20% 3/20/2035		987,100	7,875
Japan, Series 21, 2.30% 12/20/2035		720,000	6,451
Japan, Series 162, 0.60% 9/20/2037		1,617,000	11,642
Japan, Series 179, 0.50% 12/20/2041		196,950	1,309
Japan, Series 37, 0.60% 6/20/2050		694,500	4,183
Japan, Series 70, 0.70% 3/20/2051		276,100	1,694
Japan, Series 73, 0.70% 12/20/2051		1,568,700	9,576

American Funds Insurance Series	207

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Japanese yen (continued)
Japan, Series 74, 1.00% 3/20/2052	JPY	626,900	$4,140
Japan, Series 76, 1.40% 9/20/2052		296,450	2,162
Philippines (Republic of) 0.001% 4/12/2024		900,000	6,778
			111,151

British pounds 4.17%
American Honda Finance Corp. 0.75% 11/25/2026	GBP	1,420	1,470
Asian Development Bank 1.125% 6/10/2025		1,240	1,393
KfW 1.125% 7/4/2025		1,165	1,305
Lloyds Banking Group PLC 7.625% 4/22/2025		655	835
Quebec (Province of) 2.25% 9/15/2026		1,870	2,083
United Kingdom 0.125% 1/30/2026		425	463
United Kingdom 1.25% 7/22/2027		3,060	3,335
United Kingdom 4.25% 12/7/2027		5,910	7,336
United Kingdom 4.75% 12/7/2030		8,230	10,732
United Kingdom 0.25% 7/31/2031		11,850	10,738
United Kingdom 1.00% 1/31/2032		10,970	10,504
United Kingdom 4.25% 6/7/2032		3,010	3,809
United Kingdom 0.625% 7/31/2035		210	171
United Kingdom 0.875% 1/31/2046		4,916	3,151
United Kingdom 1.25% 7/31/2051		6,635	4,338
United Kingdom 1.125% 10/22/2073		225	119
			61,782

Chinese yuan renminbi 2.84%
China (People’s Republic of), Series INBK, 2.75% 2/17/2032	CNY	25,660	3,646
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		103,240	16,440
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		26,230	3,854
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		51,550	8,146
China (People’s Republic of), Series INBK, 3.53% 10/18/2051		45,510	6,877
China Development Bank Corp., Series 1814, 4.15% 10/26/2025		20,900	3,133
			42,096

Canadian dollars 2.31%
Canada 0.75% 10/1/2024	CAD	14,570	10,169
Canada 0.25% 3/1/2026		5,800	3,847
Canada 3.50% 3/1/2028		24,018	17,831
Canada 2.75% 12/1/2048		3,500	2,337
			34,184

Mexican pesos 2.13%
Petróleos Mexicanos 7.19% 9/12/2024	MXN	42,534	2,024
United Mexican States 4.50% 12/4/2025[4]		16,544	845
United Mexican States, Series M, 5.75% 3/5/2026		44,700	2,078
United Mexican States, Series M, 7.50% 6/3/2027		251,720	12,188
United Mexican States, Series M20, 8.50% 5/31/2029		140,400	7,013
United Mexican States, Series M30, 8.50% 11/18/2038		21,100	1,025
United Mexican States, Series M, 8.00% 11/7/2047		7,830	359
United Mexican States, Series M, 8.00% 7/31/2053		133,170	6,095
			31,627

Australian dollars 1.63%
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	AUD	5,789	3,061
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		12,355	7,622
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034		20,520	13,529
			24,212

208	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Danish kroner 1.62%
Nordea Kredit 0.50% 10/1/2040[5]	DKK	17,477	$1,955
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2040[5]		90,967	10,167
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[5]		106,007	11,555
Realkredit Danmark AS 1.00% 10/1/2053[5]		2,712	285
			23,962

South Korean won 0.52%
South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW	5,183,670	3,908
South Korea (Republic of), Series 2712, 2.375% 12/10/2027		5,158,930	3,821
			7,729

Colombian pesos 0.48%
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	31,310,800	4,575
Colombia (Republic of), Series B, 7.25% 10/26/2050		21,884,200	2,569
			7,144

Chilean pesos 0.41%
Chile (Republic of) 4.00% 3/1/2023	CLP	2,300,000	2,681
Chile (Republic of) 1.50% 3/1/2026[4]		808,331	933
Chile (Republic of) 5.00% 10/1/2028		955,000	1,089
Chile (Republic of) 4.70% 9/1/2030		1,205,000	1,371
			6,074

Indonesian rupiah 0.37%
Indonesia (Republic of), Series 84, 7.25% 2/15/2026	IDR	22,733,000	1,495
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		3,136,000	200
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		23,729,000	1,643
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		2,930,000	190
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		27,353,000	1,926
			5,454

Russian rubles 0.23%
Russian Federation 7.00% 8/16/2023[3,6]	RUB	430,300	1,984
Russian Federation 7.65% 4/10/2030[3]		316,110	1,371
			3,355

Brazilian reais 0.21%
Brazil (Federative Republic of) 6.00% 8/15/2024[4]	BRL	13,461	2,531
Brazil (Federative Republic of) 10.00% 1/1/2025		3,300	598
			3,129

South African rand 0.20%
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	30,120	1,581
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		30,850	1,420
			3,001

Dominican pesos 0.15%
Dominican Republic 8.90% 2/15/2023	DOP	128,000	2,271

Malaysian ringgits 0.15%
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	MYR	10,588	2,222

Ukrainian hryvnia 0.11%
Ukraine 15.97% 4/19/2023[6]	UAH	78,370	1,592

Indian rupees 0.08%
India (Republic of) 5.15% 11/9/2025	INR	96,010	1,102

American Funds Insurance Series	209

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Romanian leu 0.07%
Romania 4.75% 2/24/2025	RON	5,000	$1,038

Polish zloty 0.06%
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	4,900	879

Norwegian kroner 0.04%
Norway (Kingdom of) 2.125% 5/18/2032	NOK	6,615	619

U.S. dollars 45.21%
1375209 BC, Ltd. 9.00% 1/30/2028[7]	USD	60	59
7-Eleven, Inc. 0.95% 2/10/2026[7]		520	456
7-Eleven, Inc. 1.30% 2/10/2028[7]		2,180	1,810
7-Eleven, Inc. 1.80% 2/10/2031[7]		2,015	1,544
ACE INA Holdings, Inc. 3.35% 5/3/2026		195	187
ACE INA Holdings, Inc. 4.35% 11/3/2045		425	370
Advisor Group Holdings, LLC 6.25% 3/1/2028[7]		295	272
AerCap Ireland Capital DAC 2.45% 10/29/2026		2,102	1,841
Aeropuerto International de Tocume SA 5.125% 8/11/2061[7]		660	542
Aetna, Inc. 2.80% 6/15/2023		340	336
AG Merger Sub II, Inc. 10.75% 8/1/2027[7]		256	260
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[7]		103	104
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[1,7]		1,225	1,249
Alabama Power Co. 3.00% 3/15/2052		980	651
Albertsons Companies, Inc. 4.625% 1/15/2027[7]		125	116
Albertsons Companies, Inc. 3.50% 3/15/2029[7]		340	286
Alcoa Nederland Holding BV 4.125% 3/31/2029[7]		75	67
Allegheny Technologies, Inc. 4.875% 10/1/2029		25	22
Allegheny Technologies, Inc. 5.125% 10/1/2031		45	40
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[7]		280	252
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[7]		90	74
Allied Universal Holdco, LLC 9.75% 7/15/2027[7]		175	153
Allied Universal Holdco, LLC 6.00% 6/1/2029[7]		300	218
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[8,9]		570	429
Altera Infrastructure, LP 8.50% 7/15/2023[3,6,7]		555	104
Amazon.com, Inc. 1.50% 6/3/2030		2,040	1,644
American Electric Power Company, Inc. 1.00% 11/1/2025		250	224
American Express Co. 3.375% 5/3/2024		4,202	4,119
Amgen, Inc. 2.20% 2/21/2027		445	400
AmWINS Group, Inc. 4.875% 6/30/2029[7]		220	187
Anglo American Capital PLC 3.95% 9/10/2050[7]		521	383
Angola (Republic of) 9.50% 11/12/2025		3,580	3,693
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[7]		200	152
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[7]		130	95
Apple, Inc. 3.35% 8/8/2032		1,600	1,457
Ardagh Group SA 6.50% Cash 6/30/2027[7,10]		210	146
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[7]		180	149
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[1]		1,921	523
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[1]		3,025	775
Asbury Automotive Group, Inc. 5.00% 2/15/2032[7]		55	45
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/2029[8,9]		120	106
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[7]		160	157
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[7]		55	49
AssuredPartners, Inc. 7.00% 8/15/2025[7]		120	116
AssuredPartners, Inc. 5.625% 1/15/2029[7]		365	301
AstraZeneca PLC 3.50% 8/17/2023		2,700	2,678
AT&T, Inc. 3.50% 9/15/2053		2,070	1,406
Atkore, Inc. 4.25% 6/1/2031[7]		25	21
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 2.75%) 7.134% 9/22/2028[8,9]		149	147

210	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 10.134% 9/21/2029[8,9]	USD	213	$207
Avantor Funding, Inc. 4.625% 7/15/2028[7]		160	146
Avantor Funding, Inc. 3.875% 11/1/2029[7]		90	76
B&G Foods, Inc. 5.25% 4/1/2025		65	57
B&G Foods, Inc. 5.25% 9/15/2027		220	169
Ball Corp. 6.875% 3/15/2028		108	111
Bank of America Corp. 2.456% 10/22/2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]		847	801
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		6,260	5,778
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		3,745	3,286
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		4,780	3,693
Bank of Nova Scotia 2.45% 2/2/2032		2,100	1,695
Barclays Bank PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		2,350	2,335
Barclays Bank PLC 5.501% 8/9/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 8/5/2027)[1]		1,290	1,252
Bath & Body Works, Inc. 6.625% 10/1/2030[7]		120	113
Bath & Body Works, Inc. 6.875% 11/1/2035		75	67
Bausch Health Americas, Inc. 9.25% 4/1/2026[7]		80	56
Bausch Health Companies, Inc. 5.75% 8/15/2027[7]		140	96
Bausch Health Companies, Inc. 14.00% 10/15/2030[7]		160	96
Bausch Health Companies, Inc. 5.25% 2/15/2031[7]		160	78
Bayer AG 3.375% 10/8/2024[7]		840	812
Bayer US Finance II, LLC 4.25% 12/15/2025[7]		203	197
Bayerische Motoren Werke AG 3.90% 4/9/2025[7]		900	881
Bayerische Motoren Werke AG 4.15% 4/9/2030[7]		900	857
Beasley Mezzanine Holdings, LLC 8.625% 2/1/2026[7]		30	18
Becton, Dickinson and Company 4.298% 8/22/2032		320	300
Berkshire Hathaway Energy Company 2.85% 5/15/2051		300	198
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[7]		400	350
Blue Racer Midstream, LLC 7.625% 12/15/2025[7]		65	65
BMC Software, Inc. 9.125% 3/1/2026[7]		160	151
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 3/31/2026[8,9]		25	23
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,7]		700	572
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,7]		1,275	1,000
Boeing Company 5.15% 5/1/2030		2,855	2,792
Boeing Company 3.625% 2/1/2031		1,127	990
Bombardier, Inc. 7.125% 6/15/2026[7]		60	58
Bombardier, Inc. 6.00% 2/15/2028[7]		65	60
Bombardier, Inc. 7.45% 5/1/2034[7]		125	126
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[7]		43	38
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[7]		132	116
Boyd Gaming Corp. 4.75% 12/1/2027		120	112
Boyd Gaming Corp. 4.75% 6/15/2031[7]		45	39
Boyne USA, Inc. 4.75% 5/15/2029[7]		107	95
Braskem Netherlands Finance BV 4.50% 1/31/2030[7]		745	635
British American Tobacco PLC 2.789% 9/6/2024		1,150	1,101
British American Tobacco PLC 3.215% 9/6/2026		955	882
British American Tobacco PLC 3.557% 8/15/2027		1,545	1,414
British American Tobacco PLC 3.462% 9/6/2029		1,150	991
Broadcom, Inc. 4.00% 4/15/2029[7]		250	228
Broadcom, Inc. 3.419% 4/15/2033[7]		698	562
Broadcom, Inc. 3.469% 4/15/2034[7]		48	38
Broadcom, Inc. 3.137% 11/15/2035[7]		185	137
Broadcom, Inc. 3.75% 2/15/2051[7]		926	643
BroadStreet Partners, Inc. 5.875% 4/15/2029[7]		160	136
BWX Technologies, Inc. 4.125% 4/15/2029[7]		195	171
Caesars Entertainment, Inc. 6.25% 7/1/2025[7]		35	34
Caesars Entertainment, Inc. 4.625% 10/15/2029[7]		15	12
Caesars Resort Collection, LLC 5.75% 7/1/2025[7]		165	162
California Resources Corp. 7.125% 2/1/2026[7]		100	96

American Funds Insurance Series	211

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Callon Petroleum Co. 7.50% 6/15/2030[7]	USD	30	$27
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		798	663
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		1,378	933
CAN-PACK SA 3.875% 11/15/2029[7]		90	71
Carnival Corp. 6.00% 5/1/2029[7]		100	67
CCO Holdings, LLC 4.75% 3/1/2030[7]		135	117
CCO Holdings, LLC 4.50% 8/15/2030[7]		255	211
CCO Holdings, LLC 4.25% 2/1/2031[7]		155	125
CCO Holdings, LLC 4.50% 6/1/2033[7]		162	125
CCO Holdings, LLC 4.25% 1/15/2034[7]		70	52
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/2027[7]		125	117
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.75% 2/15/2028		2,650	2,394
CDI Escrow Issuer, Inc. 5.75% 4/1/2030[7]		70	63
CDK Global, Inc. 7.25% 6/15/2029[7]		55	54
Cedar Fair, LP 5.50% 5/1/2025[7]		120	119
Centene Corp. 2.45% 7/15/2028		40	34
Centene Corp. 4.625% 12/15/2029		325	298
Centene Corp. 2.50% 3/1/2031		155	122
Central Garden & Pet Co. 4.125% 10/15/2030		74	61
Central Garden & Pet Co. 4.125% 4/30/2031[7]		110	91
Charles River Laboratories International, Inc. 4.25% 5/1/2028[7]		35	32
Charles River Laboratories International, Inc. 4.00% 3/15/2031[7]		70	61
Cheniere Energy Partners, LP 4.50% 10/1/2029		160	144
Cheniere Energy Partners, LP 4.00% 3/1/2031		75	64
Cheniere Energy Partners, LP 3.25% 1/31/2032		56	45
Chesapeake Energy Corp. 4.875% 4/15/2022[3]		915	21
Chesapeake Energy Corp. 5.875% 2/1/2029[7]		130	123
Chesapeake Energy Corp. 6.75% 4/15/2029[7]		30	29
Ciena Corp. 4.00% 1/31/2030[7]		80	71
Cigna Corp. 2.375% 3/15/2031		375	308
Clarivate Science Holdings Corp. 3.875% 7/1/2028[7]		45	39
Clarivate Science Holdings Corp. 4.875% 7/1/2029[7]		55	47
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[7]		130	115
CMS Energy Corp. 3.875% 3/1/2024		100	98
CMS Energy Corp. 3.00% 5/15/2026		1,200	1,118
CNX Resources Corp. 7.25% 3/14/2027[7]		240	239
Coinbase Global, Inc. 3.375% 10/1/2028[7]		55	29
Coinbase Global, Inc. 3.625% 10/1/2031[7]		85	41
Colombia (Republic of) 3.875% 4/25/2027		350	311
Commonwealth Bank of Australia 2.688% 3/11/2031[7]		4,650	3,593
Compass Diversified Holdings 5.25% 4/15/2029[7]		307	263
Compass Diversified Holdings 5.00% 1/15/2032[7]		65	52
Comstock Resources, Inc. 6.75% 3/1/2029[7]		110	99
Comstock Resources, Inc. 5.875% 1/15/2030[7]		65	56
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[10]		1,097	649
Constellium SE 3.75% 4/15/2029[7]		125	102
Consumers Energy Co. 3.375% 8/15/2023		345	342
Consumers Energy Co. 3.60% 8/15/2032		1,600	1,462
Corebridge Financial, Inc. 3.90% 4/5/2032[7]		748	655
CoreLogic, Inc. 4.50% 5/1/2028[7]		364	280
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/2029[8,9]		65	47
Corporate Office Properties, LP 2.75% 4/15/2031		1,212	910
Covanta Holding Corp. 4.875% 12/1/2029[7]		25	21
Crédit Agricole SA 4.375% 3/17/2025[7]		1,100	1,064
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,7]		2,675	2,441
Credit Suisse Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[1,7]		1,000	693
Crestwood Midstream Partners, LP 6.00% 2/1/2029[7]		85	78
Crestwood Midstream Partners, LP 8.00% 4/1/2029[7]		100	100
Crown Castle International Corp. 2.50% 7/15/2031		767	620
CSX Corp. 3.80% 4/15/2050		75	59
CVR Partners, LP 6.125% 6/15/2028[7]		100	90
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[7]		725	679

212	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Danske Bank AS 3.875% 9/12/2023[7]	USD	1,675	$1,654
Darling Ingredients, Inc. 6.00% 6/15/2030[7]		245	240
DaVita, Inc. 4.625% 6/1/2030[7]		65	52
Deluxe Corp. 8.00% 6/1/2029[7]		20	16
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		850	751
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		1,160	985
Deutsche Telekom International Finance BV 9.25% 6/1/2032		930	1,166
Development Bank of Mongolia, LLC 7.25% 10/23/2023		1,980	1,777
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[7,9,10]		25	24
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[10]		22	21
Diamond Sports Group, LLC 6.625% 8/15/2027[7]		310	3
Diebold Nixdorf, Inc. 9.375% 7/15/2025[7]		309	221
Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[6,8,9]		93	63
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[6,8,9]		17	15
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[6,8]		22	18
DIRECTV Financing, LLC 5.875% 8/15/2027[7]		110	99
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 9.384% 8/2/2027[8,9]		102	99
Discovery Communications, Inc. 3.625% 5/15/2030		468	387
DISH DBS Corp. 5.25% 12/1/2026[7]		15	13
DISH Network Corp. 11.75% 11/15/2027[7]		260	268
Dominican Republic 5.50% 1/27/2025[7]		1,375	1,366
Dominican Republic 8.625% 4/20/2027[7]		225	235
Dominican Republic 5.50% 2/22/2029[7]		350	323
Dominican Republic 6.40% 6/5/2049[7]		813	660
Duke Energy Progress, LLC 2.00% 8/15/2031		2,360	1,871
Dun & Bradstreet Corp. 5.00% 12/15/2029[7]		197	169
Edison International 4.125% 3/15/2028		2,390	2,222
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2049)[1]		100	84
Electricité de France SA 4.875% 9/21/2038[7]		795	649
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[7]		1,030	819
Enbridge, Inc. 4.00% 10/1/2023		600	595
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/2029[7]		205	156
Enel Finance International SA 1.375% 7/12/2026[7]		1,248	1,077
Enel Finance International SA 1.875% 7/12/2028[7]		1,227	977
Entegris Escrow Corp. 4.75% 4/15/2029[7]		45	41
Entergy Corp. 0.90% 9/15/2025		750	669
Entergy Louisiana, LLC 4.75% 9/15/2052		1,275	1,151
EQM Midstream Partners, LP 6.50% 7/1/2027[7]		225	215
EQM Midstream Partners, LP 7.50% 6/1/2030[7]		45	43
EQM Midstream Partners, LP 6.50% 7/15/2048		40	30
EQT Corp. 7.25% 2/1/2030[1]		40	42
Equinix, Inc. 1.80% 7/15/2027		1,145	982
Equinix, Inc. 2.15% 7/15/2030		3,216	2,566
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		3,910	2,457
Fair Isaac Corp. 4.00% 6/15/2028[7]		120	109
Fannie Mae Pool #MA2754 3.00% 9/1/2026[5]		59	57
Fannie Mae Pool #AO4151 3.50% 6/1/2042[5]		108	101
Fannie Mae Pool #AP7888 3.50% 10/1/2042[5]		338	316
Fannie Mae Pool #AQ0770 3.50% 11/1/2042[5]		131	123
Fannie Mae Pool #FM8399 2.50% 8/1/2051[5]		889	759
Fannie Mae Pool #BT9589 2.50% 8/1/2051[5]		34	29
Fannie Mae Pool #CB1552 2.50% 9/1/2051[5]		998	848
Fannie Mae Pool #BQ7435 2.50% 9/1/2051[5]		97	83
Fannie Mae Pool #MA4414 2.50% 9/1/2051[5]		33	28
Fannie Mae Pool #FS0031 2.50% 10/1/2051[5]		336	284
Fannie Mae Pool #BT3056 2.50% 11/1/2051[5]		721	613
Fannie Mae Pool #CB2402 2.50% 12/1/2051[5]		3,207	2,718
Fannie Mae Pool #BU3413 2.50% 12/1/2051[5]		807	685
Fannie Mae Pool #BU3058 2.50% 12/1/2051[5]		268	227

American Funds Insurance Series	213

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Fannie Mae Pool #BV2930 2.50% 1/1/2052[5]	USD	998	$846
Fannie Mae Pool #BU8226 2.50% 2/1/2052[5]		1,260	1,070
Fannie Mae Pool #BU1339 2.50% 2/1/2052[5]		275	234
Fannie Mae Pool #BV0307 2.50% 2/1/2052[5]		273	232
Fannie Mae Pool #BQ7473 2.50% 2/1/2052[5]		158	134
Fannie Mae Pool #CB2866 2.50% 2/1/2052[5]		95	81
Fannie Mae Pool #BV2189 2.50% 2/1/2052[5]		62	53
Fannie Mae Pool #CB2876 2.50% 2/1/2052[5]		31	27
Fannie Mae Pool #CB2809 2.50% 2/1/2052[5]		32	27
Fannie Mae Pool #BV3694 2.50% 2/1/2052[5]		32	27
Fannie Mae Pool #FS0647 3.00% 2/1/2052[5]		2,865	2,557
Fannie Mae Pool #BV4040 2.50% 3/1/2052[5]		1,645	1,398
Fannie Mae Pool #BV7520 2.50% 3/1/2052[5]		864	734
Fannie Mae Pool #BV8086 2.50% 3/1/2052[5]		809	690
Fannie Mae Pool #BU6885 2.50% 3/1/2052[5]		808	686
Fannie Mae Pool #BV5642 2.50% 3/1/2052[5]		94	80
Fannie Mae Pool #MA4578 2.50% 4/1/2052[5]		4,881	4,140
Fannie Mae Pool #BV5332 2.50% 4/1/2052[5]		1,929	1,638
Fannie Mae Pool #BQ7478 2.50% 4/1/2052[5]		1,222	1,038
Fannie Mae Pool #CB3350 2.50% 4/1/2052[5]		1,011	859
Fannie Mae Pool #BU8802 2.50% 4/1/2052[5]		998	848
Fannie Mae Pool #BU8916 2.50% 4/1/2052[5]		785	666
Fannie Mae Pool #BU6901 2.50% 4/1/2052[5]		91	77
Fannie Mae Pool #MA4600 3.50% 5/1/2052[5]		2,782	2,531
Fannie Mae Pool #BV8959 2.50% 6/1/2052[5]		127	108
Fannie Mae Pool #FS2239 2.50% 7/1/2052[5]		6,973	5,920
Fannie Mae Pool #FS2555 4.50% 7/1/2052[5]		1,105	1,065
Fannie Mae Pool #BW6395 4.50% 8/1/2052[5]		999	963
Fannie Mae Pool #BW5789 4.50% 8/1/2052[5]		371	357
Fannie Mae Pool #BW1201 5.00% 9/1/2052[5]		2,820	2,783
Fannie Mae Pool #MA4761 5.00% 9/1/2052[5]		524	517
Fannie Mae Pool #MA4784 4.50% 10/1/2052[5]		2,209	2,128
Fannie Mae Pool #MA4785 5.00% 10/1/2052[5]		1,300	1,283
Fannie Mae Pool #MA4804 4.00% 11/1/2052[5]		854	802
Fannie Mae Pool #MA4839 4.00% 12/1/2052[5]		442	415
Fannie Mae Pool #MA4841 5.00% 12/1/2052[5]		3,000	2,961
Fannie Mae Pool #MA4866 4.00% 1/1/2053[5]		238	223
Fannie Mae Pool #MA4868 5.00% 1/1/2053[5]		1,000	987
Fertitta Entertainment, Inc. 4.625% 1/15/2029[7]		25	21
Fertitta Entertainment, Inc. 6.75% 1/15/2030[7]		25	20
First Quantum Minerals, Ltd. 6.875% 3/1/2026[7]		325	308
First Quantum Minerals, Ltd. 6.875% 10/15/2027[7]		240	226
First Student Bidco, Inc. 4.00% 7/31/2029[7]		85	70
FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)[1]		1,800	1,678
FirstEnergy Transmission, LLC 2.866% 9/15/2028[7]		2,325	2,033
Florida Power & Light Company 2.875% 12/4/2051		1,465	990
Ford Motor Co. 3.25% 2/12/2032		20	15
Ford Motor Credit Company, LLC 3.81% 1/9/2024		290	282
Ford Motor Credit Company, LLC 2.90% 2/16/2028		200	165
Ford Motor Credit Company, LLC 4.00% 11/13/2030		125	103
Freddie Mac Pool #ZS8588 3.00% 11/1/2030[5]		47	45
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[5]		3,975	3,742
Freddie Mac Pool #QC7173 2.50% 9/1/2051[5]		132	112
Freddie Mac Pool #QC9156 2.50% 10/1/2051[5]		866	736
Freddie Mac Pool #QD1523 2.50% 11/1/2051[5]		757	643
Freddie Mac Pool #QD2521 2.50% 12/1/2051[5]		67	57
Freddie Mac Pool #SD0853 2.50% 1/1/2052[5]		885	750
Freddie Mac Pool #QD9066 2.50% 2/1/2052[5]		210	179
Freddie Mac Pool #QD7063 2.50% 2/1/2052[5]		95	81
Freddie Mac Pool #QD9879 2.50% 3/1/2052[5]		730	619
Freddie Mac Pool #QD9460 2.50% 3/1/2052[5]		663	562
Freddie Mac Pool #RA6959 2.50% 3/1/2052[5]		27	23

214	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Freddie Mac Pool #QD9200 2.50% 4/1/2052[5]	USD	919	$780
Freddie Mac Pool #QE0323 2.50% 4/1/2052[5]		900	765
Freddie Mac Pool #QE2310 2.50% 4/1/2052[5]		840	713
Freddie Mac Pool #QE4383 4.00% 6/1/2052[5]		3,563	3,345
Freddie Mac Pool #QE6084 5.00% 7/1/2052[5]		1,276	1,260
Freddie Mac Pool #QE8063 4.00% 8/1/2052[5]		300	282
Freddie Mac Pool #QE8065 4.50% 8/1/2052[5]		3,700	3,565
Freddie Mac Pool #QF0152 4.50% 9/1/2052[5]		500	482
Freddie Mac Pool #QF1489 4.00% 10/1/2052[5]		1,000	939
Freddie Mac Pool #SD8256 4.00% 10/1/2052[5]		400	376
Freddie Mac Pool #SD8257 4.50% 10/1/2052[5]		8,419	8,111
Freddie Mac Pool #QF0866 4.50% 10/1/2052[5]		2,226	2,151
Freddie Mac Pool #QF1486 4.50% 10/1/2052[5]		400	385
Freddie Mac Pool #QF3304 5.00% 10/1/2052[5]		800	790
Freddie Mac Pool #SD8264 3.50% 11/1/2052[5]		4,668	4,246
Freddie Mac Pool #QF3985 4.00% 11/1/2052[5]		308	290
Freddie Mac Pool #SD8275 4.50% 12/1/2052[5]		598	576
Freddie Mac Pool #SD8276 5.00% 12/1/2052[5]		4,753	4,692
Freddie Mac Pool #SD8288 5.00% 1/1/2053[5]		507	501
Frontier Communications Corp. 5.875% 10/15/2027[7]		100	93
Frontier Communications Corp. 5.00% 5/1/2028[7]		65	57
Frontier Communications Holdings, LLC 5.875% 11/1/2029		250	194
FS Energy and Power Fund 7.50% 8/15/2023[7]		150	150
FXI Holdings, Inc. 12.25% 11/15/2026[7]		497	412
Gartner, Inc. 3.75% 10/1/2030[7]		70	60
General Motors Financial Co. 1.05% 3/8/2024		725	689
Genesis Energy, LP 8.00% 1/15/2027		125	118
Georgia (Republic of) 2.75% 4/22/2026[7]		400	363
GoDaddy Operating Co. 3.50% 3/1/2029[7]		80	67
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		1,080	933
Goldman Sachs Group, Inc. 2.383% 7/21/2032 (USD-SOFR + 1.248% on 7/21/2031)[1]		726	565
Government National Mortgage Assn. 3.50% 1/1/2053[5,11]		7,440	6,837
Gray Escrow II, Inc. 5.375% 11/15/2031[7]		30	22
Group 1 Automotive, Inc. 4.00% 8/15/2028[7]		145	123
Groupe BPCE SA 5.15% 7/21/2024[7]		1,800	1,763
Grupo Energia Bogota SA ESP 4.875% 5/15/2030[7]		660	593
Hanesbrands, Inc. 4.625% 5/15/2024[7]		120	116
Hanesbrands, Inc. 4.875% 5/15/2026[7]		100	90
Harsco Corp. 5.75% 7/31/2027[7]		200	158
Harvest Midstream I, LP 7.50% 9/1/2028[7]		25	24
HCA, Inc. 5.625% 9/1/2028		120	120
HealthEquity, Inc. 4.50% 10/1/2029[7]		30	26
Hess Midstream Operations, LP 5.50% 10/15/2030[7]		34	31
Hightower Holding, LLC 6.75% 4/15/2029[7]		235	198
Hilcorp Energy I, LP 6.00% 4/15/2030[7]		105	94
Hilcorp Energy I, LP 6.00% 2/1/2031[7]		115	100
Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030		25	23
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[7]		155	130
Honduras (Republic of) 6.25% 1/19/2027		2,083	1,843
Honduras (Republic of) 5.625% 6/24/2030		958	773
Howard Hughes Corp. 5.375% 8/1/2028[7]		275	248
Howard Hughes Corp. 4.125% 2/1/2029[7]		195	164
Howard Hughes Corp. 4.375% 2/1/2031[7]		120	97
Howard Midstream Energy Partners, LLC 6.75% 1/15/2027[7]		60	58
HSBC Holdings PLC 2.633% 11/7/2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]		305	287
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[1]		4,172	3,995
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		921	706
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 5.824% 2/24/2023[9]		3,326	3,316
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.007% 2/24/2025[9]		363	342
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		880	835

American Funds Insurance Series	215

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Huarong Finance II Co., Ltd. 5.00% 11/19/2025	USD	1,007	$931
HUB International, Ltd. 7.00% 5/1/2026[7]		315	309
Hyundai Capital America 0.875% 6/14/2024[7]		1,200	1,120
Hyundai Capital America 1.50% 6/15/2026[7]		2,375	2,061
Hyundai Capital America 1.65% 9/17/2026[7]		269	237
Hyundai Capital America 2.00% 6/15/2028[7]		600	490
Hyundai Capital Services, Inc. 3.75% 3/5/2023[7]		2,450	2,442
iHeartCommunications, Inc. 5.25% 8/15/2027[7]		80	68
Ingles Markets, Inc. 4.00% 6/15/2031[7]		140	118
Intesa Sanpaolo SpA 5.017% 6/26/2024[7]		3,270	3,145
Intesa Sanpaolo SpA 7.00% 11/21/2025[7]		225	230
Iraq (Republic of) 6.752% 3/9/2023[7]		545	539
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[7]		55	46
Iron Mountain, Inc. 5.25% 7/15/2030[7]		235	205
Israel (State of) 3.375% 1/15/2050		1,470	1,136
Israel (State of) 3.875% 7/3/2050		795	672
Jacobs Entertainment, Inc. 6.75% 2/15/2029[7]		25	23
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[1]		45	43
Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 9.23% 12/4/2026[8,9]		64	60
KB Home 6.875% 6/15/2027		50	50
Keb Hana Bank 3.25% 3/30/2027[7]		1,370	1,278
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		110	87
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		245	187
Kinetik Holdings, LP 5.875% 6/15/2030[7]		50	47
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[7]		85	74
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[7]		140	115
LABL Escrow Issuer, LLC 10.50% 7/15/2027[7]		45	42
Lamar Media Corp. 3.75% 2/15/2028		135	121
Lamar Media Corp. 3.625% 1/15/2031		160	132
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[7]		200	177
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[7]		60	53
Las Vegas Sands Corp. 3.20% 8/8/2024		25	24
LCM Investments Holdings II, LLC 4.875% 5/1/2029[7]		110	88
Level 3 Financing, Inc. 3.75% 7/15/2029[7]		210	151
Levi Strauss & Co. 3.50% 3/1/2031[7]		115	91
Ligado Networks, LLC 15.50% PIK 11/1/2023[7,10]		124	40
Lindblad Expeditions, LLC 6.75% 2/15/2027[7]		5	5
Lithia Motors, Inc. 4.625% 12/15/2027[7]		120	108
Live Nation Entertainment, Inc. 4.75% 10/15/2027[7]		130	116
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]		7,000	6,067
LPL Holdings, Inc. 4.625% 11/15/2027[7]		485	454
LPL Holdings, Inc. 4.00% 3/15/2029[7]		25	22
LSB Industries, Inc. 6.25% 10/15/2028[7]		126	115
LSC Communications, Inc. 8.75% 10/15/2023[3,6,7]		431	1
Mallinckrodt PLC 10.00% 4/15/2025[7]		440	379
Marriott International, Inc. 2.75% 10/15/2033		5	4
Mastercard, Inc. 2.00% 11/18/2031		600	483
Match Group, Inc. 5.625% 2/15/2029[7]		130	121
Meituan Dianping 2.125% 10/28/2025		1,730	1,532
Meituan Dianping 3.05% 10/28/2030[7]		3,095	2,390
Methanex Corp. 5.125% 10/15/2027		55	51
Methanex Corp. 5.25% 12/15/2029		170	151
Mexico City Airport Trust 5.50% 7/31/2047		432	334
MGM Resorts International 5.50% 4/15/2027		90	84
Midas OpCo Holdings, LLC 5.625% 8/15/2029[7]		145	120
Mileage Plus Holdings, LLC 6.50% 6/20/2027[7]		63	63
Mineral Resources, Ltd. 8.00% 11/1/2027[7]		155	159
Mineral Resources, Ltd. 8.50% 5/1/2030[7]		25	25
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[7]		3,236	2,937
Mohegan Gaming & Entertainment 8.00% 2/1/2026[7]		105	98

216	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Molina Healthcare, Inc. 4.375% 6/15/2028[7]	USD	80	$73
Molina Healthcare, Inc. 3.875% 11/15/2030[7]		75	64
MoneyGram International, Inc. 5.375% 8/1/2026[7]		50	51
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		2,164	1,901
Morgan Stanley 1.928% 4/28/2032 (USD-SOFR + 1.02% on 4/28/2031)[1]		1,396	1,057
Mozart Debt Merger Sub, Inc. 5.25% 10/1/2029[7]		155	123
MSCI, Inc. 3.875% 2/15/2031[7]		215	179
MSCI, Inc. 3.625% 11/1/2031[7]		350	290
Murphy Oil Corp. 5.625% 5/1/2027		15	15
Murphy Oil USA, Inc. 4.75% 9/15/2029		48	44
Nabors Industries, Inc. 7.375% 5/15/2027[7]		55	53
National Financial Partners Corp. 6.875% 8/15/2028[7]		105	87
Nationstar Mortgage Holdings, Inc. 5.125% 12/15/2030[7]		135	104
Navient Corp. 5.00% 3/15/2027		45	39
Navient Corp. 4.875% 3/15/2028		145	119
NCL Corp., Ltd. 5.875% 2/15/2027[7]		80	69
NCR Corp. 5.25% 10/1/2030[7]		15	12
Neiman Marcus Group, LLC 7.125% 4/1/2026[7]		85	80
Netflix, Inc. 4.875% 4/15/2028		45	44
Netflix, Inc. 4.875% 6/15/2030[7]		225	210
New Fortress Energy, Inc. 6.75% 9/15/2025[7]		50	47
New Fortress Energy, Inc. 6.50% 9/30/2026[7]		255	237
New York Life Global Funding 1.20% 8/7/2030[7]		2,725	2,094
Newell Rubbermaid, Inc. 4.70% 4/1/2026		80	75
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[7]		255	221
Nexstar Escrow Corp. 5.625% 7/15/2027[7]		115	106
NGL Energy Operating, LLC 7.50% 2/1/2026[7]		215	192
NGL Energy Partners, LP 7.50% 11/1/2023		200	195
Niagara Mohawk Power Corp. 3.508% 10/1/2024[7]		180	173
Northern Oil and Gas, Inc. 8.125% 3/1/2028[7]		335	322
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[7]		105	100
NortonLifeLock, Inc. 7.125% 9/30/2030[7]		160	157
Nova Chemicals Corp. 5.25% 6/1/2027[7]		20	18
Novelis Corp. 4.75% 1/30/2030[7]		80	71
Novelis Corp. 3.875% 8/15/2031[7]		20	16
NuStar Logistics, LP 5.625% 4/28/2027		80	75
Oasis Petroleum, Inc. 6.375% 6/1/2026[7]		35	34
Occidental Petroleum Corp. 6.375% 9/1/2028		194	196
Occidental Petroleum Corp. 8.875% 7/15/2030		25	28
Occidental Petroleum Corp. 6.625% 9/1/2030		125	129
Occidental Petroleum Corp. 6.125% 1/1/2031		65	66
Occidental Petroleum Corp. 6.45% 9/15/2036		18	18
Occidental Petroleum Corp. 6.60% 3/15/2046		15	15
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		1,410	1,008
Oleoducto Central SA 4.00% 7/14/2027[7]		2,535	2,241
Oleoducto Central SA 4.00% 7/14/2027		630	557
Open Text Corp. 3.875% 2/15/2028[7]		25	22
Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/2029[8,9]		155	151
Option Care Health, Inc. 4.375% 10/31/2029[7]		25	22
Oracle Corp. 2.65% 7/15/2026		2,327	2,142
Oracle Corp. 3.25% 11/15/2027		1,880	1,730
Oracle Corp. 3.60% 4/1/2050		980	664
Oracle Corp. 3.95% 3/25/2051		22	16
Orange SA 9.00% 3/1/2031[1]		2,434	2,985
Oxford Finance, LLC 6.375% 2/1/2027[7]		30	28
Pacific Gas and Electric Co. 4.65% 8/1/2028		542	499
Pacific Gas and Electric Co. 3.30% 8/1/2040		6,850	4,661
Panama (Republic of) 3.75% 4/17/2026[7]		465	439
Panther BF Aggregator 2, LP 6.25% 5/15/2026[7]		44	43
Panther BF Aggregator 2, LP 8.50% 5/15/2027[7]		85	83
Park Intermediate Holdings, LLC 4.875% 5/15/2029[7]		65	55

American Funds Insurance Series	217

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Party City Holdings, Inc. 8.75% 2/15/2026[7]	USD	5	$1
Performance Food Group, Inc. 5.50% 10/15/2027[7]		11	10
Peru (Republic of) 2.392% 1/23/2026		500	461
Petrobras Global Finance Co. 6.75% 6/3/2050		29	25
Petrobras Global Finance Co. 5.50% 6/10/2051		21	16
Petróleos Mexicanos 4.625% 9/21/2023		714	704
Petróleos Mexicanos 6.875% 10/16/2025		660	647
Petróleos Mexicanos 6.875% 8/4/2026		865	819
Petróleos Mexicanos 6.49% 1/23/2027		406	371
Petróleos Mexicanos 6.50% 3/13/2027		1,493	1,365
Petróleos Mexicanos 6.84% 1/23/2030		681	564
Petróleos Mexicanos 6.70% 2/16/2032		779	613
Petróleos Mexicanos 6.75% 9/21/2047		346	222
Petróleos Mexicanos 7.69% 1/23/2050		55	38
Petróleos Mexicanos 6.95% 1/28/2060		201	128
PG&E Corp. 5.00% 7/1/2028		145	133
PG&E Corp. 5.25% 7/1/2030		175	160
PGT Innovations, Inc. 4.375% 10/1/2029[7]		5	4
Philip Morris International, Inc. 5.125% 11/17/2027		315	318
Philip Morris International, Inc. 5.625% 11/17/2029		420	427
Philip Morris International, Inc. 2.10% 5/1/2030		634	514
Philip Morris International, Inc. 5.75% 11/17/2032		1,554	1,589
Picard Midco, Inc. 6.50% 3/31/2029[7]		235	198
Post Holdings, Inc. 5.625% 1/15/2028[7]		85	80
Post Holdings, Inc. 5.50% 12/15/2029[7]		80	73
Post Holdings, Inc. 4.625% 4/15/2030[7]		444	384
Procter & Gamble Company 3.00% 3/25/2030		338	310
PT Indonesia Asahan Aluminium Tbk 5.71% 11/15/2023		960	963
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/2030[7]		500	477
Qatar Petroleum 3.125% 7/12/2041[7]		2,895	2,235
Radiology Partners, Inc. 9.25% 2/1/2028[7]		245	138
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 8.639% 7/9/2025[8,9]		10	8
Range Resources Corp. 4.75% 2/15/2030[7]		145	128
Raptor Acquisition Corp. 4.875% 11/1/2026[7]		180	160
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[7]		25	17
RLJ Lodging Trust, LP 4.00% 9/15/2029[7]		25	20
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[7]		20	17
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[7]		57	61
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[7]		40	32
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[7]		160	165
RP Escrow Issuer, LLC 5.25% 12/15/2025[7]		190	145
Russian Federation 4.25% 6/23/2027[3]		1,400	602
Ryan Specialty Group, LLC 4.375% 2/1/2030[7]		45	39
Sabre GLBL, Inc. 11.25% 12/15/2027[7]		75	77
Sally Holdings, LLC 5.625% 12/1/2025		48	46
Santander Holdings USA, Inc. 3.244% 10/5/2026		3,750	3,485
Scentre Group 3.50% 2/12/2025[7]		210	201
Scentre Group 3.75% 3/23/2027[7]		110	101
Scientific Games Corp. 7.00% 5/15/2028[7]		20	19
Scientific Games Holdings, LP 6.625% 3/1/2030[7]		46	39
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[7]		115	99
Scotts Miracle-Gro Co. 4.50% 10/15/2029		140	114
Scotts Miracle-Gro Co. 4.375% 2/1/2032		55	42
Sealed Air Corp. 5.00% 4/15/2029[7]		40	38
ServiceNow, Inc. 1.40% 9/1/2030		1,830	1,404
Silgan Holdings, Inc. 4.125% 2/1/2028		80	74
Simmons Foods, Inc. 4.625% 3/1/2029[7]		160	130
Singapore Airlines, Ltd. 3.375% 1/19/2029		3,710	3,353
Sirius XM Radio, Inc. 4.00% 7/15/2028[7]		195	170
Sirius XM Radio, Inc. 3.875% 9/1/2031[7]		170	133
SkyMiles IP, Ltd. 4.75% 10/20/2028[7]		25	24

218	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
SM Energy Co. 5.625% 6/1/2025	USD	55	$53
SM Energy Co. 6.50% 7/15/2028		45	43
Sonic Automotive, Inc. 4.625% 11/15/2029[7]		45	36
Sonic Automotive, Inc. 4.875% 11/15/2031[7]		20	16
Southern California Edison Co. 2.85% 8/1/2029		200	174
Southwestern Energy Co. 5.95% 1/23/2025[1]		110	108
Southwestern Energy Co. 7.75% 10/1/2027		20	20
Southwestern Energy Co. 8.375% 9/15/2028		30	31
Southwestern Energy Co. 5.375% 3/15/2030		135	123
Southwestern Energy Co. 4.75% 2/1/2032		105	90
Spirit AeroSystems, Inc. 9.375% 11/30/2029[7]		17	18
Sprint Corp. 7.625% 3/1/2026		130	137
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[3]		2,890	917
Stellantis Finance US, Inc. 1.711% 1/29/2027[7]		1,500	1,289
Stellantis Finance US, Inc. 5.625% 1/12/2028[7]		2,560	2,539
Stellantis Finance US, Inc. 2.691% 9/15/2031[7]		453	347
Stericycle, Inc. 3.875% 1/15/2029[7]		110	96
Studio City Finance, Ltd. 6.00% 7/15/2025[7]		200	174
Sunoco, LP 4.50% 5/15/2029		290	254
Sunoco, LP 4.50% 4/30/2030		35	30
Surgery Center Holdings 10.00% 4/15/2027[7]		103	105
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]		12	8
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,7]		800	740
Talen Energy Corp. 7.25% 5/15/2027[7]		205	213
Tencent Holdings, Ltd. 3.24% 6/3/2050[7]		3,450	2,188
Tenet Healthcare Corp. 4.875% 1/1/2026[7]		245	232
Tenet Healthcare Corp. 6.125% 10/1/2028[7]		25	22
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		4,600	4,518
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		3,710	3,695
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		110	96
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		1,780	1,266
Thermo Fisher Scientific, Inc. 4.80% 11/21/2027		630	633
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/2028[8,9]		245	218
T-Mobile US, Inc. 2.40% 3/15/2029		1,079	913
Toyota Motor Credit Corp. 3.375% 4/1/2030		453	412
TransDigm, Inc. 6.25% 3/15/2026[7]		65	64
TransDigm, Inc. 5.50% 11/15/2027		35	33
TransDigm, Inc. 4.875% 5/1/2029		80	70
Transocean Guardian, Ltd. 5.875% 1/15/2024[7]		10	10
Transocean Poseidon, Ltd. 6.875% 2/1/2027[7]		66	64
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[6,7]		100	88
Triumph Group, Inc. 6.25% 9/15/2024[7]		35	33
U.S. Treasury 0.125% 1/31/2023		12,320	12,282
U.S. Treasury 2.625% 2/28/2023		6,900	6,882
U.S. Treasury 1.875% 8/31/2024		4,515	4,320
U.S. Treasury 3.25% 8/31/2024		1,065	1,043
U.S. Treasury 0.25% 8/31/2025		20,534	18,475
U.S. Treasury 2.875% 11/30/2025		5,400	5,198
U.S. Treasury 4.00% 12/15/2025		1,992	1,980
U.S. Treasury 0.375% 1/31/2026		14,610	13,004
U.S. Treasury 0.75% 8/31/2026		4,361	3,862
U.S. Treasury 0.875% 9/30/2026		11,098	9,858
U.S. Treasury 1.125% 10/31/2026		1,698	1,519
U.S. Treasury 2.50% 3/31/2027		9,560	8,975
U.S. Treasury 3.875% 11/30/2027		105,639	105,067
U.S. Treasury 1.625% 8/15/2029		10,760	9,336
U.S. Treasury 1.375% 11/15/2031[12]		25,783	20,999

American Funds Insurance Series	219

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
U.S. Treasury 1.875% 2/15/2032	USD	2,000	$1,696
U.S. Treasury 4.125% 11/15/2032		1,169	1,192
U.S. Treasury 1.125% 5/15/2040		9,170	5,754
U.S. Treasury 1.875% 2/15/2041[12]		18,740	13,274
U.S. Treasury 1.75% 8/15/2041		6,050	4,151
U.S. Treasury 2.375% 2/15/2042		2,872	2,195
U.S. Treasury 3.00% 8/15/2048		5,045	4,164
U.S. Treasury 2.00% 8/15/2051		5,755	3,788
U.S. Treasury 3.00% 8/15/2052[12]		29,749	24,666
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[4]		3,239	2,089
UBS Group AG 1.008% 7/30/2024 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 7/30/2023)[1,7]		1,950	1,897
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[1,7]		2,265	2,228
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/2027[8,9]		75	69
Ukraine 7.75% 9/1/2024[3]		6,210	1,544
Ukraine 7.75% 9/1/2026[3]		1,570	338
Ukraine 6.876% 5/21/2031[3]		1,269	244
Uniform Mortgage-Backed Security 5.00% 1/1/2053[5,11]		2,100	2,070
Uniform Mortgage-Backed Security 5.50% 1/1/2053[5,11]		10,300	10,329
Unisys Corp. 6.875% 11/1/2027[7]		35	27
United Natural Foods, Inc. 6.75% 10/15/2028[7]		235	226
United Rentals, Inc. 4.875% 1/15/2028		30	29
United Rentals, Inc. 6.00% 12/15/2029[7]		315	314
Univision Communications, Inc. 4.50% 5/1/2029[7]		240	201
Univision Communications, Inc. 7.375% 6/30/2030[7]		145	139
US Foods, Inc. 4.625% 6/1/2030[7]		35	31
Vail Resorts, Inc. 6.25% 5/15/2025[7]		120	120
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[7]		75	64
Valvoline, Inc. 3.625% 6/15/2031[7]		85	70
Venator Finance SARL 9.50% 7/1/2025[7]		185	134
Venator Finance SARL 5.75% 7/15/2025[7]		140	48
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[7]		35	31
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[7]		125	107
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[7]		65	53
Verizon Communications, Inc. 3.15% 3/22/2030		575	508
Verizon Communications, Inc. 2.55% 3/21/2031		2,100	1,732
VICI Properties, LP 4.375% 5/15/2025		1,563	1,520
VICI Properties, LP 4.625% 12/1/2029[7]		15	14
VICI Properties, LP 4.125% 8/15/2030[7]		420	368
VZ Secured Financing BV 5.00% 1/15/2032[7]		200	163
W. R. Grace Holdings, LLC 5.625% 8/15/2029[7]		20	16
Warner Music Group 3.75% 12/1/2029[7]		125	108
Warner Music Group 3.875% 7/15/2030[7]		135	117
Warner Music Group 3.00% 2/15/2031[7]		80	64
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[7]		917	758
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[7]		1,928	1,482
Warrior Met Coal, Inc. 7.875% 12/1/2028[7]		140	138
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[7]		320	302
WEA Finance, LLC 3.75% 9/17/2024[7]		535	506
Weatherford International, Ltd. 11.00% 12/1/2024[7]		5	5
Weatherford International, Ltd. 6.50% 9/15/2028[7]		65	64
Weatherford International, Ltd. 8.625% 4/30/2030[7]		65	63
Wells Fargo & Company 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]		5,788	5,370
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		1,600	1,363
WESCO Distribution, Inc. 7.125% 6/15/2025[7]		180	183
WESCO Distribution, Inc. 7.25% 6/15/2028[7]		245	249
Western Global Airlines, LLC 10.375% 8/15/2025[7]		15	11
Western Midstream Operating, LP 3.35% 2/1/2025[1]		85	81
Western Midstream Operating, LP 4.75% 8/15/2028		65	59
Western Midstream Operating, LP 5.50% 2/1/2050[1]		25	21

220	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]	USD	1,250	$1,147
WeWork Companies, LLC 5.00% 7/10/2025[7]		50	17
Wyndham Destinations, Inc. 6.625% 7/31/2026[7]		65	64
Wynn Las Vegas, LLC 4.25% 5/30/2023[7]		38	38
Wynn Resorts Finance, LLC 7.75% 4/15/2025[7]		180	179
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 9.884% 9/1/2027[8,9]		110	100
Ziggo Bond Co. BV 5.125% 2/28/2030[7]		200	162
Ziggo Bond Finance BV 4.875% 1/15/2030[7]		300	252
			669,959

Total bonds, notes & other debt instruments (cost: $1,515,444,000)			1,337,877

Investment funds 3.29%	Shares
U.S. dollars 3.29%
Capital Group Central Corporate Bond Fund[13]	5,972,524	48,676

Total investment funds (cost: $47,079,000)		48,676

Preferred securities 0.00%
U.S. dollars 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[6,7,14]	48	20

Total preferred securities (cost: $49,000)		20

Common stocks 0.01%
U.S. dollars 0.01%
Constellation Oil Services Holding SA, Class B-1[6,14]	1,214,969	134
Bighorn Permian Resources, LLC[6]	531	—	[15]

Total common stocks (cost: $0)		134

Short-term securities 6.79%	Weighted average yield at acquisition	Principal amount (000)
Commercial paper 6.78%
DNB Bank ASA 3/2/2023[7]	4.273%	USD	35,000	34,740
NRW.Bank 2/6/2023[7]	4.192		31,100	30,957
Oesterreich Kontrollbank 2/21/2023	4.245		35,000	34,773
				100,470

			Shares
Money market investments 0.01%
Capital Group Central Cash Fund 4.31%[13,16]			1,674	167

Total short-term securities (cost: $100,664,000)				100,637
Total investment securities 100.37% (cost: $1,663,236,000)				1,487,344
Other assets less liabilities (0.37)%				(5,450)

Net assets 100.00%				$1,481,894

American Funds Insurance Series	221

Capital World Bond Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
2 Year Euro-Schatz Futures	Long	60	March 2023	USD	6,771	$(87)
2 Year U.S. Treasury Note Futures	Long	130	March 2023		26,660	31
5 Year Euro-Bobl Futures	Long	236	March 2023		29,242	(987)
5 Year U.S. Treasury Note Futures	Long	1,196	March 2023		129,084	(139)
10 Year Euro-Bund Futures	Long	95	March 2023		13,518	(880)
10 Year Italy Government Bond Futures	Long	71	March 2023		8,278	(663)
10 Year Japanese Government Bond Futures	Long	9	March 2023		9,975	(41)
10 Year U.S. Treasury Note Futures	Long	328	March 2023		36,833	(201)
10 Year Ultra U.S. Treasury Note Futures	Short	175	March 2023		(20,699)	123
10 Year UK Gilt Futures	Short	44	March 2023		(5,314)	335
20 Year U.S. Treasury Bond Futures	Long	65	March 2023		8,147	(131)
30 Year Euro-Buxl Futures	Long	57	March 2023		8,252	(1,530)
30 Year Ultra U.S. Treasury Bond Futures	Short	170	March 2023		(22,833)	183
						$(3,987)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2022 (000)
KRW	8,431,290	USD	6,478	Bank of America	1/9/2023	$219
HUF	1,284,310	EUR	3,067	UBS AG	1/10/2023	145
PLN	20,540	EUR	4,330	HSBC Bank	1/10/2023	45
DKK	17,400	USD	2,465	UBS AG	1/10/2023	42
PLN	3,330	USD	739	UBS AG	1/10/2023	20
SEK	23,400	USD	2,256	UBS AG	1/10/2023	(12)
USD	6,519	AUD	9,680	HSBC Bank	1/10/2023	(75)
USD	2,058	HUF	818,090	UBS AG	1/10/2023	(127)
EUR	6,800	USD	7,143	Bank of America	1/11/2023	142
CNH	154,697	USD	22,271	Citibank	1/11/2023	105
USD	1,405	EUR	1,320	Bank of America	1/11/2023	(9)
USD	2,019	EUR	1,900	Bank of America	1/11/2023	(17)
SEK	22,100	USD	2,141	Bank of America	1/11/2023	(22)
NZD	1,070	USD	682	Morgan Stanley	1/12/2023	(2)
JPY	2,083,770	USD	15,470	Bank of America	1/13/2023	438
CNH	146,490	USD	21,104	JPMorgan Chase	1/13/2023	89
USD	4,476	GBP	3,660	Morgan Stanley	1/13/2023	50
PLN	18,110	EUR	3,807	UBS AG	1/13/2023	50
CHF	2,790	USD	2,985	UBS AG	1/13/2023	37
USD	3,682	CAD	4,970	Standard Chartered Bank	1/13/2023	11
EUR	9,477	DKK	70,470	BNP Paribas	1/13/2023	(1)
USD	807	NOK	7,930	UBS AG	1/13/2023	(3)
USD	19,831	MXN	394,043	UBS AG	1/13/2023	(336)
EUR	6,752	PLN	31,970	HSBC Bank	1/17/2023	(48)
JPY	6,231,228	USD	45,941	Standard Chartered Bank	1/20/2023	1,678
JPY	3,696,640	USD	27,194	Standard Chartered Bank	1/20/2023	1,056
USD	5,044	HUF	1,807,090	Bank of America	1/20/2023	232
JPY	573,812	AUD	6,280	HSBC Bank	1/20/2023	105
CAD	16,753	USD	12,310	Bank of America	1/20/2023	64
CZK	124,020	USD	5,572	Goldman Sachs	1/20/2023	(92)
USD	14,203	DKK	100,190	Bank of America	1/20/2023	(244)

222	American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	(depreciation) at 12/31/2022 (000)
USD	5,215	CZK	124,020	Morgan Stanley	1/20/2023	$(266)
HUF	1,807,090	USD	5,519	Bank of America	1/20/2023	(706)
EUR	23,500	USD	24,897	Bank of America	1/23/2023	303
USD	2,087	COP	10,038,860	Morgan Stanley	1/23/2023	26
CZK	47,290	EUR	1,935	UBS AG	1/23/2023	14
COP	3,594,590	USD	753	Bank of America	1/23/2023	(15)
USD	10,027	EUR	9,480	BNP Paribas	1/23/2023	(139)
THB	84,660	USD	2,468	Standard Chartered Bank	1/26/2023	(8)
JPY	833,790	USD	5,779	Standard Chartered Bank	1/27/2023	599
JPY	1,210,240	USD	8,936	BNP Paribas	1/27/2023	322
JPY	419,350	USD	2,897	UBS AG	1/27/2023	310
JPY	559,100	USD	4,149	Goldman Sachs	1/27/2023	128
PLN	24,520	USD	5,913	BNP Paribas	2/2/2023	(333)
KRW	2,855,970	USD	2,161	Standard Chartered Bank	2/28/2023	110
EUR	14,020	USD	14,746	Bank of America	3/6/2023	330
CNH	64,940	USD	9,270	Standard Chartered Bank	3/6/2023	162
JPY	417,300	USD	3,097	BNP Paribas	3/6/2023	111
KRW	2,388,130	USD	1,834	HSBC Bank	3/6/2023	65
						$4,553

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium	Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)	at 12/31/2022 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD	4,428	$(70)	$—	$(70)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		37,736	(600)	—	(600)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		13,908	(231)	—	(231)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		34,764	(572)	—	(572)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		5,734	(95)	—	(95)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		5,734	(95)	—	(95)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		6,295	(106)	—	(106)
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023		11,830	(206)	—	(206)
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023		11,817	(215)	—	(215)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023		12,043	(220)	—	(220)
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023		12,093	(221)	—	(221)
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		10,675	(203)	—	(203)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023		12,176	(230)	—	(230)
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023		12,163	(228)	—	(228)
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023		12,163	(228)	—	(228)
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023		13,521	(252)	—	(252)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	(283)	—	(283)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		17,111	(284)	—	(284)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		1,440	(24)	—	(24)
2.495%	Annual	SONIA	Annual	5/5/2024	GBP	7,210	(183)	—	(183)
2.42%	Annual	SONIA	Annual	5/5/2024		42,400	(1,114)	—	(1,114)
2.363%	Annual	SONIA	Annual	5/11/2024		40,870	(1,101)	—	(1,101)
2.628%	Annual	SONIA	Annual	7/28/2024		40,530	(1,386)	—	(1,386)
SONIA	Annual	5.6325%	Annual	9/25/2024		41,140	(468)	—	(468)
6.255%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	47,800	(198)	—	(198)

American Funds Insurance Series	223

Capital World Bond Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium		Unrealized depreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2022 (000)	paid (000)		at 12/31/2022 (000)
6.19%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	48,400	$(205)	$—		$(205)
6.16%	28-day	28-day MXN-TIIE	28-day	6/9/2026		58,800	(253)	—	[15]	(253)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026		14,000	(52)	—		(52)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026		13,900	(53)	—		(53)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026		14,200	(55)	—		(55)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026		43,000	(160)	—	[15]	(160)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026		14,100	(53)	—		(53)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026		27,800	(106)	—		(106)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		62,600	(226)	—		(226)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		172,500	(623)	—		(623)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		28,900	(64)	—		(64)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		43,375	(94)	—		(94)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		89,445	(209)	—		(209)
							$(10,966)	$—	[15]	$(10,966)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2022 (000)		Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.EM.38	1.00%	Quarterly	12/20/2027	USD5,650		$331		$350	$(19)

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2022 (000)	[18]	Upfront premium (received) paid (000)	Unrealized appreciation at 12/31/2022 (000)
5.00%	Quarterly	CDX.NA.HY.39	12/20/2027	USD19,138		$118		$(134)	$252
1.00%	Quarterly	CDX.NA.IG.39	12/20/2027	97,747		781		547	234
						$899		$413	$486

Investments in affiliates13

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)
Investment funds 3.29%
Capital Group Central Corporate Bond Fund	$—	$47,078	$—	$—	$1,598	$48,676	$306
Short-term securities 0.01%
Money market investments 0.01%
Capital Group Central Cash Fund 4.31%[16]	144,080	923,691	1,067,610	17	(11)	167	2,751
Total 3.30%				$17	$1,587	$48,843	$3,057

224	American Funds Insurance Series

Capital World Bond Fund (continued)

Restricted securities2

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Goldman Sachs Group, Inc. 3.375% 3/27/2025	5/19/2020	$5,689	$5,327	.36%
Goldman Sachs Group, Inc. 1.00% 3/18/2033	5/19/2021	3,239	2,091	.14
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1]	5/19/2020	6,045	5,177	.35
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1]	5/19/2020	3,381	2,944	.20
Total		$18,354	$15,539	1.05%

[1]	Step bond; coupon rate may change at a later date.
[2]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $15,539,000, which represented 1.05% of the net assets of the fund.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Value determined using significant unobservable inputs.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,829,000, which represented 11.26% of the net assets of the fund.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,760,000, which represented .12% of the net assets of the fund.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[11]	Purchased on a TBA basis.
[12]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,515,000, which represented .84% of the net assets of the fund.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Security did not produce income during the last 12 months.
[15]	Amount less than one thousand.
[16]	Rate represents the seven-day yield at 12/31/2022.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviations

Assn. = Association

AUD = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK = Danish kroner

DOP = Dominican pesos

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP = British pounds

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

NZD = New Zealand dollars

PIK = Payment In Kind

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	225

American High-Income Trust

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 88.59%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 88.51%
Energy 14.19%
Aethon United BR, LP / Aethon United Finance Corp. 8.25% 2/15/2026[1]	USD	295	$293
Altera Infrastructure, LP 8.50% 7/15/2023[1,2,3]		2,009	375
Antero Midstream Partners, LP 5.375% 6/15/2029[1]		570	522
Antero Resources Corp. 7.625% 2/1/2029[1]		244	246
Antero Resources Corp. 5.375% 3/1/2030[1]		230	214
Apache Corp. 6.00% 1/15/2037		165	153
Apache Corp. 5.10% 9/1/2040		695	578
Apache Corp. 4.75% 4/15/2043		265	200
Ascent Resources - Utica, LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 10.00% 11/1/2025[1,4,5]		228	242
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[1]		2,040	1,982
Ascent Resources Utica Holdings, LLC 9.00% 11/1/2027[1]		170	210
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[1]		271	266
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[1]		1,245	1,112
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[1]		1,610	1,409
Blue Racer Midstream, LLC 7.625% 12/15/2025[1]		496	493
Bonanza Creek Energy, Inc. 5.00% 10/15/2026[1]		905	829
California Resources Corp. 7.125% 2/1/2026[1]		390	375
Callon Petroleum Co. 7.50% 6/15/2030[1]		515	472
Centennial Resource Production, LLC 6.875% 4/1/2027[1]		440	416
Cheniere Energy Partners, LP 4.50% 10/1/2029		938	846
Cheniere Energy Partners, LP 4.00% 3/1/2031		413	352
Cheniere Energy Partners, LP 3.25% 1/31/2032		615	490
Cheniere Energy, Inc. 4.625% 10/15/2028		3,831	3,470
Chesapeake Energy Corp. 4.875% 4/15/2022[2]		4,300	97
Chesapeake Energy Corp. 5.50% 2/1/2026[1]		1,000	966
Chesapeake Energy Corp. 5.875% 2/1/2029[1]		1,670	1,585
Chesapeake Energy Corp. 6.75% 4/15/2029[1]		380	371
CNX Midstream Partners, LP 4.75% 4/15/2030[1]		280	230
CNX Resources Corp. 7.25% 3/14/2027[1]		1,168	1,161
CNX Resources Corp. 6.00% 1/15/2029[1]		1,669	1,538
CNX Resources Corp. 7.375% 1/15/2031[1]		856	822
Comstock Resources, Inc. 6.75% 3/1/2029[1]		910	823
Comstock Resources, Inc. 5.875% 1/15/2030[1]		770	663
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[6]		3,114	1,843
Continental Resources, Inc. 5.75% 1/15/2031[1]		365	341
Crestwood Midstream Partners, LP 5.75% 4/1/2025		250	244
Crestwood Midstream Partners, LP 5.625% 5/1/2027[1]		290	270
Crestwood Midstream Partners, LP 6.00% 2/1/2029[1]		575	528
Crestwood Midstream Partners, LP 8.00% 4/1/2029[1]		1,675	1,669
Devon Energy Corp. 5.875% 6/15/2028		202	205
Devon Energy Corp. 4.50% 1/15/2030		493	460
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[1,5,6]		68	65
Diamond Foreign Asset Co. 9.00% Cash 4/22/2027[6]		62	58
DT Midstream, Inc. 4.125% 6/15/2029[1]		1,503	1,294
DT Midstream, Inc. 4.375% 6/15/2031[1]		832	699
Energean Israel Finance, Ltd. 4.50% 3/30/2024[1]		945	914
Energean Israel Finance, Ltd. 4.875% 3/30/2026[1]		1,080	1,002
Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]		80	70
Energean PLC 6.50% 4/30/2027[1]		380	354
EnLink Midstream Partners, LLC 5.625% 1/15/2028[1]		445	425
EQM Midstream Partners, LP 4.125% 12/1/2026		127	113
EQM Midstream Partners, LP 7.50% 6/1/2027[1]		405	397
EQM Midstream Partners, LP 6.50% 7/1/2027[1]		2,345	2,245
EQM Midstream Partners, LP 5.50% 7/15/2028		881	789
EQM Midstream Partners, LP 4.50% 1/15/2029[1]		835	703
EQM Midstream Partners, LP 7.50% 6/1/2030[1]		1,078	1,040
EQM Midstream Partners, LP 4.75% 1/15/2031[1]		1,645	1,348
EQM Midstream Partners, LP 6.50% 7/15/2048		910	684
EQT Corp. 6.125% 2/1/2025[7]		250	251
EQT Corp. 5.00% 1/15/2029		290	273

226	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQT Corp. 7.25% 2/1/2030[7]	USD	300	$312
EQT Corp. 3.625% 5/15/2031[1]		500	424
Genesis Energy, LP 5.625% 6/15/2024		120	116
Genesis Energy, LP 6.50% 10/1/2025		1,886	1,805
Genesis Energy, LP 6.25% 5/15/2026		320	293
Genesis Energy, LP 8.00% 1/15/2027		2,825	2,672
Genesis Energy, LP 7.75% 2/1/2028		87	80
Harbour Energy PLC 5.50% 10/15/2026[1]		1,545	1,387
Harvest Midstream I, LP 7.50% 9/1/2028[1]		1,947	1,863
Hess Midstream Operations, LP 4.25% 2/15/2030[1]		1,300	1,113
Hess Midstream Operations, LP 5.50% 10/15/2030[1]		630	577
Hess Midstream Partners, LP 5.125% 6/15/2028[1]		851	788
Hilcorp Energy I, LP 6.25% 11/1/2028[1]		145	132
Hilcorp Energy I, LP 5.75% 2/1/2029[1]		985	878
Hilcorp Energy I, LP 6.00% 4/15/2030[1]		922	821
Hilcorp Energy I, LP 6.00% 2/1/2031[1]		728	631
Hilcorp Energy I, LP 6.25% 4/15/2032[1]		835	722
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.375% 4/15/2027[1]		220	216
Holly Energy Partners, LP / Holly Energy Finance Corp. 5.00% 2/1/2028[1]		260	237
Howard Midstream Energy Partners, LLC 6.75% 1/15/2027[1]		460	442
Independence Energy Finance, LLC 7.25% 5/1/2026[1]		500	472
Kinetik Holdings, LP 5.875% 6/15/2030[1]		500	470
Murphy Oil Corp. 5.75% 8/15/2025		139	137
Murphy Oil Corp. 5.625% 5/1/2027		135	131
Murphy Oil Corp. 6.375% 7/15/2028		415	400
Murphy Oil USA, Inc. 4.75% 9/15/2029		820	752
Murphy Oil USA, Inc. 3.75% 2/15/2031[1]		1,065	878
Nabors Industries, Inc. 7.375% 5/15/2027[1]		1,540	1,494
Nabors Industries, Ltd. 7.25% 1/15/2026[1]		320	302
Neptune Energy Group Holdings, Ltd. 6.625% 5/15/2025[1]		1,250	1,216
New Fortress Energy, Inc. 6.75% 9/15/2025[1]		1,625	1,541
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		4,175	3,885
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		8,670	7,735
NGL Energy Partners, LP 6.125% 3/1/2025		2,054	1,677
NGL Energy Partners, LP 7.50% 4/15/2026		650	498
Northern Oil and Gas, Inc. 8.125% 3/1/2028[1]		1,805	1,735
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[1]		625	593
NuStar Logistics, LP 6.00% 6/1/2026		286	276
Oasis Petroleum, Inc. 6.375% 6/1/2026[1]		995	970
Occidental Petroleum Corp. 5.875% 9/1/2025		710	709
Occidental Petroleum Corp. 6.375% 9/1/2028		225	227
Occidental Petroleum Corp. 8.875% 7/15/2030		650	735
Occidental Petroleum Corp. 6.625% 9/1/2030		990	1,025
Occidental Petroleum Corp. 6.125% 1/1/2031		640	647
Occidental Petroleum Corp. 6.45% 9/15/2036		125	128
Occidental Petroleum Corp. 6.60% 3/15/2046		605	624
Occidental Petroleum Corp. 4.20% 3/15/2048		165	127
Parkland Corp. 4.625% 5/1/2030[1]		835	692
Patterson-UTI Energy, Inc. 5.15% 11/15/2029		80	72
PDC Energy, Inc. 5.75% 5/15/2026		600	574
Petrobras Global Finance Co. 6.75% 6/3/2050		288	252
Petrobras Global Finance Co. 5.50% 6/10/2051		202	155
Petróleos Mexicanos 6.875% 10/16/2025		350	343
Petróleos Mexicanos 8.75% 6/2/2029		732	687
Petrorio Luxembourg SARL 6.125% 6/9/2026[1]		320	305
Range Resources Corp. 4.875% 5/15/2025		362	344
Range Resources Corp. 8.25% 1/15/2029		900	929
Range Resources Corp. 4.75% 2/15/2030[1]		970	856
Rockies Express Pipeline, LLC 4.95% 7/15/2029[1]		550	495
Sabine Pass Liquefaction, LLC 4.50% 5/15/2030		371	345
Sanchez Energy Corp. 7.25% 2/15/2023[1,2]		739	12

American Funds Insurance Series	227

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
SM Energy Co. 5.625% 6/1/2025	USD	430	$413
Southwestern Energy Co. 5.95% 1/23/2025[7]		215	212
Southwestern Energy Co. 7.75% 10/1/2027		272	278
Southwestern Energy Co. 8.375% 9/15/2028		565	584
Southwestern Energy Co. 5.375% 2/1/2029		340	316
Southwestern Energy Co. 5.375% 3/15/2030		2,470	2,257
Southwestern Energy Co. 4.75% 2/1/2032		1,225	1,049
Suburban Propane Partners, LP / Suburban Energy Finance Corp. 5.00% 6/1/2031[1]		335	285
Sunoco, LP 6.00% 4/15/2027		547	540
Sunoco, LP 5.875% 3/15/2028		290	275
Sunoco, LP 4.50% 5/15/2029		1,735	1,520
Sunoco, LP 4.50% 4/30/2030		1,680	1,461
Tallgrass Energy Partners, LP 7.50% 10/1/2025[1]		85	86
Targa Resources Partners, LP 6.50% 7/15/2027		133	134
Targa Resources Partners, LP 6.875% 1/15/2029		915	924
Targa Resources Partners, LP 5.50% 3/1/2030		802	756
Targa Resources Partners, LP 4.875% 2/1/2031		695	629
Transocean Guardian, Ltd. 5.875% 1/15/2024[1]		92	90
Transocean Poseidon, Ltd. 6.875% 2/1/2027[1]		337	328
Transocean, Inc. 6.125% 8/1/2025[1]		178	174
Transocean, Inc. 7.25% 11/1/2025[1]		500	443
Transocean, Inc. 11.50% 1/30/2027[1]		95	95
Transocean, Inc. 6.80% 3/15/2038		300	190
USA Compression Partners, LP 6.875% 4/1/2026		669	643
USA Compression Partners, LP 6.875% 9/1/2027		247	231
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]		2,795	2,386
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]		650	532
Weatherford International, Ltd. 11.00% 12/1/2024[1]		185	189
Weatherford International, Ltd. 6.50% 9/15/2028[1]		2,130	2,091
Weatherford International, Ltd. 8.625% 4/30/2030[1]		3,485	3,353
Western Gas Partners, LP 4.50% 3/1/2028		979	904
Western Midstream Operating, LP 3.35% 2/1/2025[7]		369	350
Western Midstream Operating, LP 4.75% 8/15/2028		160	146
Western Midstream Operating, LP 4.30% 2/1/2030[7]		480	420
Western Midstream Operating, LP 5.50% 2/1/2050[7]		770	636
			117,959

Consumer discretionary 12.43%
Adient Global Holdings, Ltd. 4.875% 8/15/2026[1]		525	490
Affinity Gaming 6.875% 12/15/2027[1]		1,040	883
Allied Universal Holdco, LLC 6.625% 7/15/2026[1]		508	466
Allied Universal Holdco, LLC 9.75% 7/15/2027[1]		716	624
Allied Universal Holdco, LLC 4.625% 6/1/2028[1]		490	406
Allied Universal Holdco, LLC 6.00% 6/1/2029[1]		2,790	2,029
Asbury Automotive Group, Inc. 4.50% 3/1/2028		250	220
Asbury Automotive Group, Inc. 4.625% 11/15/2029[1]		1,545	1,304
Asbury Automotive Group, Inc. 5.00% 2/15/2032[1]		1,070	882
Atlas LuxCo 4 SARL 4.625% 6/1/2028[1]		280	227
AutoNation, Inc. 2.40% 8/1/2031		610	440
Bath & Body Works, Inc. 6.625% 10/1/2030[1]		540	508
Bath & Body Works, Inc. 6.875% 11/1/2035		1,316	1,172
Bath & Body Works, Inc. 6.75% 7/1/2036		655	577
Beazer Homes USA, Inc. 5.875% 10/15/2027		540	473
Boyd Gaming Corp. 4.75% 12/1/2027		441	411
Boyd Gaming Corp. 4.75% 6/15/2031[1]		345	301
Boyne USA, Inc. 4.75% 5/15/2029[1]		570	505
Caesars Entertainment, Inc. 6.25% 7/1/2025[1]		1,085	1,056
Caesars Entertainment, Inc. 8.125% 7/1/2027[1]		665	655
Caesars Entertainment, Inc. 4.625% 10/15/2029[1]		560	457
Caesars Resort Collection, LLC 5.75% 7/1/2025[1]		345	338

228	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Carnival Corp. 10.50% 2/1/2026[1]	USD	1,405	$1,414
Carnival Corp. 4.00% 8/1/2028[1]		3,000	2,452
Carnival Corp. 6.00% 5/1/2029[1]		655	438
Carnival Corp. 10.50% 6/1/2030[1]		100	81
CDI Escrow Issuer, Inc. 5.75% 4/1/2030[1]		615	552
CEC Entertainment, Inc. 6.75% 5/1/2026[1]		320	298
Dana, Inc. 4.25% 9/1/2030		200	161
Dana, Inc. 4.50% 2/15/2032		375	300
Empire Communities Corp. 7.00% 12/15/2025[1]		475	430
Empire Resorts, Inc. 7.75% 11/1/2026[1]		470	378
Everi Holdings, Inc. 5.00% 7/15/2029[1]		95	82
Fertitta Entertainment, Inc. 4.625% 1/15/2029[1]		1,260	1,068
Fertitta Entertainment, Inc. 6.75% 1/15/2030[1]		4,090	3,307
First Student Bidco, Inc. 4.00% 7/31/2029[1]		2,135	1,769
Ford Motor Co. 5.291% 12/8/2046		70	54
Ford Motor Credit Company, LLC 5.125% 6/16/2025		2,215	2,134
Ford Motor Credit Company, LLC 3.375% 11/13/2025		465	421
Ford Motor Credit Company, LLC 4.542% 8/1/2026		1,460	1,348
Ford Motor Credit Company, LLC 2.70% 8/10/2026		350	304
Ford Motor Credit Company, LLC 4.271% 1/9/2027		525	476
Ford Motor Credit Company, LLC 4.95% 5/28/2027		370	346
Ford Motor Credit Company, LLC 4.125% 8/17/2027		835	749
Ford Motor Credit Company, LLC 3.815% 11/2/2027		880	775
Ford Motor Credit Company, LLC 2.90% 2/16/2028		300	248
Ford Motor Credit Company, LLC 5.113% 5/3/2029		200	182
Ford Motor Credit Company, LLC 4.00% 11/13/2030		570	469
Group 1 Automotive, Inc. 4.00% 8/15/2028[1]		615	522
Hanesbrands, Inc. 4.625% 5/15/2024[1]		1,945	1,887
Hanesbrands, Inc. 4.875% 5/15/2026[1]		1,624	1,454
Hilton Grand Vacations Borrower 5.00% 6/1/2029[1]		591	509
Hilton Worldwide Holdings, Inc. 3.75% 5/1/2029[1]		200	173
Hilton Worldwide Holdings, Inc. 4.875% 1/15/2030		408	370
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[1]		1,520	1,275
International Game Technology PLC 6.50% 2/15/2025[1]		911	918
International Game Technology PLC 4.125% 4/15/2026[1]		915	855
International Game Technology PLC 5.25% 1/15/2029[1]		4,120	3,846
Jacobs Entertainment, Inc. 6.75% 2/15/2029[1]		505	456
KB Home 6.875% 6/15/2027		330	333
KB Home 7.25% 7/15/2030		330	321
Kontoor Brands, Inc. 4.125% 11/15/2029[1]		370	303
Las Vegas Sands Corp. 3.20% 8/8/2024		400	378
LCM Investments Holdings II, LLC 4.875% 5/1/2029[1]		2,565	2,057
Levi Strauss & Co. 3.50% 3/1/2031[1]		430	342
Lindblad Expeditions, LLC 6.75% 2/15/2027[1]		205	186
Lithia Motors, Inc. 4.625% 12/15/2027[1]		270	244
Lithia Motors, Inc. 3.875% 6/1/2029[1]		1,165	959
Lithia Motors, Inc. 4.375% 1/15/2031[1]		830	677
LSF9 Atlantis Holdings, LLC / Victra Finance Corp. 7.75% 2/15/2026[1]		335	297
M.D.C. Holdings, Inc. 6.00% 1/15/2043		573	468
Marriott International, Inc. 3.50% 10/15/2032		470	392
Marriott International, Inc. 2.75% 10/15/2033		430	329
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[1]		370	307
Mattel, Inc. 3.75% 4/1/2029[1]		490	431
Melco International Development, Ltd. 4.875% 6/6/2025[1]		440	405
Melco International Development, Ltd. 5.75% 7/21/2028[1]		595	498
Melco International Development, Ltd. 5.375% 12/4/2029[1]		1,221	982
Melco Resorts Finance, Ltd. 5.25% 4/26/2026[1]		300	264
Merlin Entertainment 5.75% 6/15/2026[1]		492	461
MGM Resorts International 6.00% 3/15/2023		281	281
MGM Resorts International 5.50% 4/15/2027		401	374
Mohegan Gaming & Entertainment 8.00% 2/1/2026[1]		370	347

American Funds Insurance Series	229

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Motel 6 Operating, LP, Term Loan B, (1-month USD-LIBOR + 5.00%) 9.318% 9/9/2026[4,5]	USD	512	$506
NCL Corp., Ltd. 3.625% 12/15/2024[1]		300	257
NCL Corp., Ltd. 5.875% 3/15/2026[1]		405	319
NCL Corp., Ltd. 5.875% 2/15/2027[1]		1,510	1,310
NCL Corp., Ltd. 7.75% 2/15/2029[1]		360	271
Neiman Marcus Group, LLC 7.125% 4/1/2026[1]		1,650	1,549
Panther BF Aggregator 2, LP 6.25% 5/15/2026[1]		140	137
Panther BF Aggregator 2, LP 8.50% 5/15/2027[1]		455	445
Party City Holdings, Inc. (6-month USD-LIBOR + 5.00%) 8.061% 7/15/2025[1,5]		240	65
Party City Holdings, Inc. 8.75% 2/15/2026[1]		7,577	2,197
Party City Holdings, Inc. 6.625% 8/1/2026[1]		500	13
Penske Automotive Group, Inc. 3.75% 6/15/2029		670	545
PetSmart, Inc. 4.75% 2/15/2028[1]		710	644
PetSmart, Inc. 7.75% 2/15/2029[1]		1,190	1,120
Premier Entertainment Sub, LLC 5.625% 9/1/2029[1]		1,065	787
Premier Entertainment Sub, LLC 5.875% 9/1/2031[1]		375	266
QVC, Inc. 4.85% 4/1/2024		75	70
QVC, Inc. 4.375% 9/1/2028		121	73
Raptor Acquisition Corp. 4.875% 11/1/2026[1]		550	489
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[1]		480	330
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]		2,371	2,548
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]		1,820	1,473
Royal Caribbean Cruises, Ltd. 5.50% 8/31/2026[1]		715	602
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[1]		1,365	1,107
Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028		1,370	1,009
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[1]		710	568
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]		1,775	1,786
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[1]		1,010	1,039
Sally Holdings, LLC 5.625% 12/1/2025		1,030	994
Sands China, Ltd. 5.625% 8/8/2025		275	263
Sands China, Ltd. 5.90% 8/8/2028		200	188
Sands China, Ltd. 4.875% 6/18/2030		550	484
Sands China, Ltd. 3.75% 8/8/2031[7]		560	441
Scientific Games Corp. 8.625% 7/1/2025[1]		1,215	1,242
Scientific Games Corp. 7.00% 5/15/2028[1]		985	941
Scientific Games Corp. 7.25% 11/15/2029[1]		960	923
Scientific Games Holdings, LP 6.625% 3/1/2030[1]		845	715
Sonic Automotive, Inc. 4.625% 11/15/2029[1]		1,565	1,255
Sonic Automotive, Inc. 4.875% 11/15/2031[1]		2,180	1,717
Studio City Finance, Ltd. 6.00% 7/15/2025[1]		690	599
Studio City Finance, Ltd. 5.00% 1/15/2029[1]		550	407
Tempur Sealy International, Inc. 4.00% 4/15/2029[1]		435	366
The Gap, Inc. 3.625% 10/1/2029[1]		170	120
The Gap, Inc. 3.875% 10/1/2031[1]		108	76
The Home Co., Inc. 7.25% 10/15/2025[1]		660	568
Travel + Leisure Co. 6.00% 4/1/2027		205	195
Travel + Leisure Co. 4.50% 12/1/2029[1]		1,155	943
Universal Entertainment Corp. 8.50% 12/11/2024[1]		2,945	2,751
Vail Resorts, Inc. 6.25% 5/15/2025[1]		315	316
VICI Properties, LP 4.25% 12/1/2026[1]		462	432
VICI Properties, LP / VICI Note Co., Inc. 5.625% 5/1/2024[1]		447	443
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[1]		1,245	1,175
Wheel Pros, Inc. 6.50% 5/15/2029[1]		1,280	454
Wheel Pros, Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 8.825% 5/11/2028[4,5]		948	647
Wyndham Destinations, Inc. 6.625% 7/31/2026[1]		695	681
Wyndham Destinations, Inc. 4.625% 3/1/2030[1]		400	332
Wyndham Worldwide Corp. 4.375% 8/15/2028[1]		765	688
Wynn Las Vegas, LLC 4.25% 5/30/2023[1]		861	850
Wynn Macau, Ltd. 5.625% 8/26/2028[1]		900	771

230	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Wynn Resorts Finance, LLC 7.75% 4/15/2025[1]	USD	494	$492
Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]		482	414
Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 9.884% 9/1/2027[4,5]		465	421
			103,390

Communication services 10.50%
Altice France Holding SA 10.50% 5/15/2027[1]		1,650	1,262
Altice France SA 5.125% 7/15/2029[1]		1,677	1,260
Brightstar Escrow Corp. 9.75% 10/15/2025[1]		140	129
Cablevision Systems Corp. 5.375% 2/1/2028[1]		457	369
CCO Holdings, LLC 5.00% 2/1/2028[1]		586	533
CCO Holdings, LLC 6.375% 9/1/2029[1]		300	283
CCO Holdings, LLC 4.75% 3/1/2030[1]		3,437	2,972
CCO Holdings, LLC 4.50% 8/15/2030[1]		3,029	2,509
CCO Holdings, LLC 4.25% 2/1/2031[1]		3,065	2,465
CCO Holdings, LLC 4.75% 2/1/2032[1]		1,225	996
CCO Holdings, LLC 4.50% 5/1/2032		1,024	817
CCO Holdings, LLC 4.50% 6/1/2033[1]		1,330	1,023
CCO Holdings, LLC 4.25% 1/15/2034[1]		2,040	1,510
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.50% 5/1/2026[1]		102	99
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.375% 6/1/2029[1]		360	326
CCO Holdings, LLC and CCO Holdings Capital Corp. 2.80% 4/1/2031		140	109
Centerfield Media Parent, Inc. 6.625% 8/1/2026[1]		960	616
Cinemark USA, Inc. 5.875% 3/15/2026[1]		278	232
Clear Channel Worldwide Holdings, Inc. 7.75% 4/15/2028[1]		570	417
Clear Channel Worldwide Holdings, Inc. 7.50% 6/1/2029[1]		315	232
Cogent Communications Group, Inc. 3.50% 5/1/2026[1]		450	409
Connect Finco SARL 6.75% 10/1/2026[1]		725	673
Consolidated Communications, Inc. 5.00% 10/1/2028[1]		225	166
CSC Holdings, LLC 6.50% 2/1/2029[1]		600	492
CSC Holdings, LLC 3.375% 2/15/2031[1]		700	458
Diamond Sports Group, LLC 5.375% 8/15/2026[1]		503	60
Diamond Sports Group, LLC 6.625% 8/15/2027[1]		1,056	12
DIRECTV Financing, LLC 5.875% 8/15/2027[1]		3,010	2,699
DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 9.384% 8/2/2027[4,5]		1,655	1,613
DISH Network Corp. 11.75% 11/15/2027[1]		3,950	4,073
Embarq Corp. 7.995% 6/1/2036		2,867	1,339
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 12.134% 7/31/2028[4,5]		365	361
Frontier Communications Corp. 5.875% 10/15/2027[1]		1,455	1,354
Frontier Communications Corp. 5.00% 5/1/2028[1]		3,780	3,304
Frontier Communications Corp. 6.75% 5/1/2029[1]		1,990	1,649
Frontier Communications Holdings, LLC 5.875% 11/1/2029		1,390	1,077
Frontier Communications Holdings, LLC 6.00% 1/15/2030[1]		750	590
Frontier Communications Holdings, LLC 8.75% 5/15/2030[1]		970	988
Gray Escrow II, Inc. 5.375% 11/15/2031[1]		925	668
Gray Television, Inc. 5.875% 7/15/2026[1]		203	181
Gray Television, Inc. 7.00% 5/15/2027[1]		1,018	904
Gray Television, Inc. 4.75% 10/15/2030[1]		397	288
iHeartCommunications, Inc. 5.25% 8/15/2027[1]		1,995	1,693
iHeartCommunications, Inc. 4.75% 1/15/2028[1]		250	204
Iliad Holding SAS 6.50% 10/15/2026[1]		630	585
Kantar Group, LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 9.23% 12/4/2026[4,5]		385	357
Lamar Media Corp. 3.75% 2/15/2028		61	55
Lamar Media Corp. 4.875% 1/15/2029		300	277
Lamar Media Corp. 4.00% 2/15/2030		260	228
Level 3 Financing, Inc. 3.75% 7/15/2029[1]		855	616

American Funds Insurance Series	231

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Ligado Networks, LLC 15.50% PIK 11/1/2023[1,6]	USD	2,149	$701
Live Nation Entertainment, Inc. 4.75% 10/15/2027[1]		250	223
Live Nation Entertainment, Inc. 3.75% 1/15/2028[1]		425	363
Match Group, Inc. 4.625% 6/1/2028[1]		308	275
Match Group, Inc. 5.625% 2/15/2029[1]		300	280
McGraw-Hill Education, Inc. 5.75% 8/1/2028[1]		520	438
Midas OpCo Holdings, LLC 5.625% 8/15/2029[1]		3,110	2,570
Netflix, Inc. 4.875% 4/15/2028		310	300
News Corp. 3.875% 5/15/2029[1]		1,620	1,408
News Corp. 5.125% 2/15/2032[1]		1,760	1,604
Nexstar Broadcasting, Inc. 4.75% 11/1/2028[1]		2,910	2,522
Nexstar Escrow Corp. 5.625% 7/15/2027[1]		324	298
Scripps Escrow II, Inc. 3.875% 1/15/2029[1]		750	603
Sinclair Television Group, Inc. 4.125% 12/1/2030[1]		710	533
Sirius XM Radio, Inc. 3.125% 9/1/2026[1]		1,600	1,423
Sirius XM Radio, Inc. 4.00% 7/15/2028[1]		2,385	2,080
Sirius XM Radio, Inc. 4.125% 7/1/2030[1]		445	368
Sirius XM Radio, Inc. 3.875% 9/1/2031[1]		2,590	2,026
Sprint Corp. 7.625% 3/1/2026		480	506
Sprint Corp. 6.875% 11/15/2028		1,656	1,723
Sprint Corp. 8.75% 3/15/2032		1,751	2,088
TEGNA, Inc. 5.00% 9/15/2029		366	348
T-Mobile US, Inc. 3.375% 4/15/2029		860	759
Univision Communications, Inc. 5.125% 2/15/2025[1]		3,195	3,049
Univision Communications, Inc. 6.625% 6/1/2027[1]		3,050	2,949
Univision Communications, Inc. 4.50% 5/1/2029[1]		4,500	3,772
Univision Communications, Inc. 7.375% 6/30/2030[1]		935	895
Univision Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 4.25%) 8.83% 6/24/2029[4,5]		69	69
UPC Broadband Finco BV 4.875% 7/15/2031[1]		430	359
Virgin Media O2 4.25% 1/31/2031[1]		1,975	1,603
Virgin Media Secured Finance PLC 4.50% 8/15/2030[1]		990	829
VZ Secured Financing BV 5.00% 1/15/2032[1]		1,060	863
Warner Music Group 3.75% 12/1/2029[1]		1,645	1,417
Warner Music Group 3.875% 7/15/2030[1]		780	673
Warner Music Group 3.00% 2/15/2031[1]		225	180
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[1]		298	246
Ziggo Bond Co. BV 5.125% 2/28/2030[1]		419	339
Ziggo Bond Finance BV 4.875% 1/15/2030[1]		1,350	1,132
			87,346

Materials 9.94%
Alcoa Nederland Holding BV 5.50% 12/15/2027[1]		510	492
Alcoa Nederland Holding BV 4.125% 3/31/2029[1]		430	382
Allegheny Technologies, Inc. 5.875% 12/1/2027		180	172
Allegheny Technologies, Inc. 4.875% 10/1/2029		1,575	1,394
Allegheny Technologies, Inc. 5.125% 10/1/2031		1,170	1,036
ArcelorMittal 7.00% 10/15/2039		488	497
ArcelorMittal 6.75% 3/1/2041		755	731
Arconic Corp. 6.00% 5/15/2025[1]		360	355
Arconic Rolled Products Corp. 6.125% 2/15/2028[1]		200	188
Ardagh Group SA 6.50% Cash 6/30/2027[1,6]		422	294
Ardagh Metal Packaging Finance USA, LLC 6.00% 6/15/2027[1]		750	735
Ardagh Metal Packaging Finance USA, LLC 3.25% 9/1/2028[1]		500	425
Ardagh Metal Packaging Finance USA, LLC 4.00% 9/1/2029[1]		550	437
Ardagh Packaging Finance 4.125% 8/15/2026[1]		900	782
Avient Corp. 7.125% 8/1/2030[1]		335	328
Axalta Coating Systems, LLC 4.75% 6/15/2027[1]		460	426
Ball Corp. 6.875% 3/15/2028		1,065	1,095
Ball Corp. 2.875% 8/15/2030		160	128

232	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Ball Corp. 3.125% 9/15/2031	USD	1,660	$1,335
BWAY Parent Co., Inc. 5.50% 4/15/2024[1]		1,464	1,427
BWAY Parent Co., Inc. 7.25% 4/15/2025[1]		625	579
BWAY Parent Co., Inc., Term Loan,
(3-month USD-LIBOR + 3.25%) 7.37% 4/3/2024[4,5]		255	250
CAN-PACK SA 3.875% 11/15/2029[1]		1,300	1,026
Cleveland-Cliffs, Inc. 6.75% 3/15/2026[1]		262	263
Cleveland-Cliffs, Inc. 7.00% 3/15/2027		297	281
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		3,243	3,104
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[1]		1,981	1,761
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[1]		2,875	2,543
Crown Holdings, Inc. 5.25% 4/1/2030[1]		240	227
CVR Partners, LP 6.125% 6/15/2028[1]		1,125	1,011
Element Solutions, Inc. 3.875% 9/1/2028[1]		410	349
First Quantum Minerals, Ltd. 7.50% 4/1/2025[1]		3,893	3,797
First Quantum Minerals, Ltd. 6.875% 3/1/2026[1]		2,926	2,775
First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]		7,610	7,156
Freeport-McMoRan, Inc. 4.25% 3/1/2030		437	398
Freeport-McMoRan, Inc. 5.45% 3/15/2043		411	372
FXI Holdings, Inc. 7.875% 11/1/2024[1]		6,248	5,204
FXI Holdings, Inc. 12.25% 11/15/2026[1]		7,432	6,165
GPC Merger Sub, Inc. 7.125% 8/15/2028[1]		334	279
Graphic Packaging International, LLC 3.75% 2/1/2030[1]		790	673
Hexion, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.934% 3/15/2029[4,5]		454	391
Kaiser Aluminum Corp. 4.625% 3/1/2028[1]		638	558
LABL, Inc. 5.875% 11/1/2028[1]		730	637
LABL, Inc. 8.25% 11/1/2029[1]		490	391
LSB Industries, Inc. 6.25% 10/15/2028[1]		1,620	1,484
Methanex Corp. 5.125% 10/15/2027		3,870	3,596
Methanex Corp. 5.25% 12/15/2029		1,217	1,082
Methanex Corp. 5.65% 12/1/2044		465	355
Mineral Resources, Ltd. 8.00% 11/1/2027[1]		1,292	1,323
Mineral Resources, Ltd. 8.50% 5/1/2030[1]		1,270	1,289
Neon Holdings, Inc. 10.125% 4/1/2026[1]		595	508
Nova Chemicals Corp. 4.875% 6/1/2024[1]		760	737
Nova Chemicals Corp. 5.25% 6/1/2027[1]		2,036	1,834
Nova Chemicals Corp. 4.25% 5/15/2029[1]		2,330	1,908
Novelis Corp. 3.25% 11/15/2026[1]		825	741
Novelis Corp. 4.75% 1/30/2030[1]		563	500
Novelis Corp. 3.875% 8/15/2031[1]		1,122	918
Olin Corp. 5.625% 8/1/2029		200	190
Olin Corp. 5.00% 2/1/2030		180	165
Owens-Illinois, Inc. 5.875% 8/15/2023[1]		191	190
Owens-Illinois, Inc. 6.375% 8/15/2025[1]		265	260
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[1]		2,185	1,879
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[1]		1,225	988
Scotts Miracle-Gro Co. 4.50% 10/15/2029		379	308
Scotts Miracle-Gro Co. 4.375% 2/1/2032		455	344
Sealed Air Corp. 4.00% 12/1/2027[1]		316	287
Sealed Air Corp. 5.00% 4/15/2029[1]		690	650
Silgan Holdings, Inc. 4.125% 2/1/2028		377	350
SPCM SA 3.375% 3/15/2030[1]		400	323
Summit Materials, LLC 6.50% 3/15/2027[1]		360	353
Summit Materials, LLC 5.25% 1/15/2029[1]		755	704
Trivium Packaging BV 5.50% 8/15/2026[1]		330	303
Trivium Packaging BV 8.50% 8/15/2027[1]		703	646
Tronox, Ltd. 4.625% 3/15/2029[1]		730	608
Valvoline, Inc. 4.25% 2/15/2030[1]		353	343
Valvoline, Inc. 3.625% 6/15/2031[1]		410	337
Venator Finance SARL 9.50% 7/1/2025[1]		1,538	1,115

American Funds Insurance Series	233

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Venator Finance SARL 5.75% 7/15/2025[1]	USD	3,501	$1,201
W. R. Grace Holdings, LLC 5.625% 8/15/2029[1]		440	356
Warrior Met Coal, Inc. 7.875% 12/1/2028[1]		1,680	1,658
			82,682

Health care 9.93%
1375209 BC, Ltd. 9.00% 1/30/2028[1]		720	705
AdaptHealth, LLC 5.125% 3/1/2030[1]		625	533
Avantor Funding, Inc. 4.625% 7/15/2028[1]		2,380	2,167
Avantor Funding, Inc. 3.875% 11/1/2029[1]		500	420
Bausch Health Americas, Inc. 9.25% 4/1/2026[1]		1,789	1,255
Bausch Health Americas, Inc. 8.50% 1/31/2027[1]		252	132
Bausch Health Companies, Inc. 9.00% 12/15/2025[1]		1,591	1,258
Bausch Health Companies, Inc. 6.125% 2/1/2027[1]		245	169
Bausch Health Companies, Inc. 5.75% 8/15/2027[1]		865	590
Bausch Health Companies, Inc. 7.00% 1/15/2028[1]		413	200
Bausch Health Companies, Inc. 5.00% 1/30/2028[1]		1,357	653
Bausch Health Companies, Inc. 4.875% 6/1/2028[1]		3,390	2,163
Bausch Health Companies, Inc. 5.00% 2/15/2029[1]		310	149
Bausch Health Companies, Inc. 7.25% 5/30/2029[1]		340	165
Bausch Health Companies, Inc. 5.25% 1/30/2030[1]		1,712	824
Bausch Health Companies, Inc. 14.00% 10/15/2030[1]		550	329
Bausch Health Companies, Inc. 5.25% 2/15/2031[1]		3,762	1,828
Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[1]		290	270
Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[1]		285	227
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]		1,310	1,036
Centene Corp. 4.25% 12/15/2027		344	323
Centene Corp. 2.45% 7/15/2028		2,255	1,908
Centene Corp. 4.625% 12/15/2029		2,035	1,864
Centene Corp. 3.375% 2/15/2030		422	358
Centene Corp. 3.00% 10/15/2030		720	592
Centene Corp. 2.50% 3/1/2031		1,245	977
Centene Corp. 2.625% 8/1/2031		400	315
Charles River Laboratories International, Inc. 4.25% 5/1/2028[1]		561	518
Charles River Laboratories International, Inc. 3.75% 3/15/2029[1]		680	602
Charles River Laboratories International, Inc. 4.00% 3/15/2031[1]		400	347
Community Health Systems, Inc. 8.00% 3/15/2026[1]		580	529
Community Health Systems, Inc. 5.625% 3/15/2027[1]		1,645	1,414
Community Health Systems, Inc. 6.00% 1/15/2029[1]		348	292
Community Health Systems, Inc. 6.875% 4/15/2029[1]		240	124
Community Health Systems, Inc. 5.25% 5/15/2030[1]		1,370	1,035
Community Health Systems, Inc. 4.75% 2/15/2031[1]		100	73
DaVita, Inc. 4.625% 6/1/2030[1]		850	686
Encompass Health Corp. 4.50% 2/1/2028		496	451
Encompass Health Corp. 4.75% 2/1/2030		285	251
Endo DAC 6.00% 6/30/2028[1,2]		2,313	127
Endo DAC / Endo Finance, LLC / Endo Finco 9.50% 7/31/2027[1,2]		311	44
Endo International PLC 5.875% 10/15/2024[1]		520	413
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 4/1/2029[1]		660	502
Grifols Escrow Issuer SA 4.75% 10/15/2028[1]		630	545
HCA, Inc. 5.625% 9/1/2028		1,300	1,295
HCA, Inc. 5.875% 2/1/2029		255	255
HCA, Inc. 3.50% 9/1/2030		1,215	1,051
HCA, Inc. 4.625% 3/15/2052[1]		233	182
HCA, Inc. 7.50% 11/15/2095		250	269
HealthEquity, Inc. 4.50% 10/1/2029[1]		600	525
IMS Health Holdings, Inc. 5.00% 10/15/2026[1]		823	788
Jazz Securities DAC 4.375% 1/15/2029[1]		461	412
Mallinckrodt PLC 10.00% 4/15/2025[1]		939	808
Minerva Merger Sub, Inc. 6.50% 2/15/2030[1]		640	473

234	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Molina Healthcare, Inc. 4.375% 6/15/2028[1]	USD	1,055	$965
Molina Healthcare, Inc. 3.875% 11/15/2030[1]		2,309	1,960
Molina Healthcare, Inc. 3.875% 5/15/2032[1]		2,275	1,893
Mozart Debt Merger Sub, Inc. 3.875% 4/1/2029[1]		220	178
Mozart Debt Merger Sub, Inc. 5.25% 10/1/2029[1]		1,425	1,134
Option Care Health, Inc. 4.375% 10/31/2029[1]		290	254
Organon Finance 1, LLC 4.125% 4/30/2028[1]		535	475
Owens & Minor, Inc. 4.375% 12/15/2024		1,185	1,147
Owens & Minor, Inc. 4.50% 3/31/2029[1]		1,145	914
Owens & Minor, Inc. 6.625% 4/1/2030[1]		675	581
Par Pharmaceutical, Inc. 7.50% 4/1/2027[1]		4,665	3,555
Radiology Partners, Inc. 9.25% 2/1/2028[1]		1,873	1,054
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 8.639% 7/9/2025[4,5]		95	80
RP Escrow Issuer, LLC 5.25% 12/15/2025[1]		1,175	899
Select Medical Holdings Corp. 6.25% 8/15/2026[1]		554	528
Surgery Center Holdings 10.00% 4/15/2027[1]		244	249
Syneos Health, Inc. 3.625% 1/15/2029[1]		530	423
Team Health Holdings, Inc. 6.375% 2/1/2025[1]		704	407
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.573% 3/2/2027[4,5]		276	209
Tenet Healthcare Corp. 4.625% 7/15/2024		130	127
Tenet Healthcare Corp. 4.875% 1/1/2026[1]		5,600	5,307
Tenet Healthcare Corp. 6.25% 2/1/2027[1]		500	481
Tenet Healthcare Corp. 5.125% 11/1/2027[1]		265	247
Tenet Healthcare Corp. 4.625% 6/15/2028[1]		890	798
Tenet Healthcare Corp. 6.125% 10/1/2028[1]		740	664
Tenet Healthcare Corp. 4.25% 6/1/2029[1]		990	859
Tenet Healthcare Corp. 4.375% 1/15/2030[1]		1,340	1,162
Tenet Healthcare Corp. 6.875% 11/15/2031		100	90
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		3,379	3,319
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		1,984	1,976
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		3,314	2,905
Teva Pharmaceutical Finance Co. BV 4.75% 5/9/2027		570	516
Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028		1,888	1,845
Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029		6,865	6,123
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		412	253
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[1]		4,190	3,568
			82,566

Industrials 8.97%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[1]		990	954
ADT Security Corp. 4.125% 8/1/2029[1]		200	170
Allison Transmission Holdings, Inc. 3.75% 1/30/2031[1]		1,235	1,017
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		600	576
Atkore, Inc. 4.25% 6/1/2031[1]		385	331
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 10.134% 9/21/2029[4,5]		2,899	2,813
ATS Automation Tooling Systems, Inc. 4.125% 12/15/2028[1]		275	238
Avis Budget Car Rental, LLC 5.75% 7/15/2027[1]		885	802
Avis Budget Group, Inc. 5.375% 3/1/2029[1]		1,215	1,041
Avolon Holdings Funding, Ltd. 5.25% 5/15/2024[1]		660	647
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[1]		2,098	1,680
BlueLinx Holdings, Inc. 6.00% 11/15/2029[1]		500	416
Bohai Financial Investment Holding Co., Ltd. 4.50% 3/15/2023[1]		132	132
Bombardier, Inc. 7.50% 3/15/2025[1]		593	588
Bombardier, Inc. 7.125% 6/15/2026[1]		3,395	3,300
Bombardier, Inc. 7.875% 4/15/2027[1]		3,978	3,867
Bombardier, Inc. 6.00% 2/15/2028[1]		1,335	1,236
Bombardier, Inc. 7.45% 5/1/2034[1]		450	452

American Funds Insurance Series	235

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Builders FirstSource, Inc. 4.25% 2/1/2032[1]	USD	735	$597
BWX Technologies, Inc. 4.125% 6/30/2028[1]		515	464
BWX Technologies, Inc. 4.125% 4/15/2029[1]		1,005	881
Chart Industries, Inc. 7.50% 1/1/2030[1]		523	526
Clarivate Science Holdings Corp. 3.875% 7/1/2028[1]		1,595	1,384
Clarivate Science Holdings Corp. 4.875% 7/1/2029[1]		1,265	1,077
Clean Harbors, Inc. 4.875% 7/15/2027[1]		766	727
CoreLogic, Inc. 4.50% 5/1/2028[1]		4,279	3,288
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.938% 6/4/2029[4,5]		660	480
Covanta Holding Corp. 4.875% 12/1/2029[1]		1,295	1,063
Covanta Holding Corp. 5.00% 9/1/2030		1,590	1,287
Dun & Bradstreet Corp. 5.00% 12/15/2029[1]		1,585	1,358
Garda World Security Corp. 6.00% 6/1/2029[1]		150	122
GFL Environmental, Inc. 3.50% 9/1/2028[1]		765	673
Harsco Corp. 5.75% 7/31/2027[1]		700	554
Herc Holdings, Inc. 5.50% 7/15/2027[1]		200	187
Howmet Aerospace, Inc. 5.95% 2/1/2037		150	146
Icahn Enterprises Finance Corp. 4.75% 9/15/2024		1,080	1,038
Icahn Enterprises, LP 5.25% 5/15/2027		277	254
Icahn Enterprises, LP 4.375% 2/1/2029		675	572
JELD-WEN Holding, Inc. 4.875% 12/15/2027[1]		543	410
LABL Escrow Issuer, LLC 6.75% 7/15/2026[1]		450	425
LABL Escrow Issuer, LLC 10.50% 7/15/2027[1]		1,310	1,221
LSC Communications, Inc. 8.75% 10/15/2023[1,2,3]		8,933	27
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 7.75% 9/30/2022[2,3,4,5]		301	1
Masonite International Corp. 3.50% 2/15/2030[1]		530	429
MasTec, Inc. 4.50% 8/15/2028[1]		460	413
Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]		3,543	3,530
Mueller Water Products, Inc. 4.00% 6/15/2029[1]		275	242
Park River Holdings, Inc. 5.625% 2/1/2029[1]		775	517
PGT Innovations, Inc. 4.375% 10/1/2029[1]		1,125	943
Pitney Bowes, Inc. 6.875% 3/15/2027[1]		600	514
PM General Purchaser, LLC 9.50% 10/1/2028[1]		2,428	1,855
Prime Security Services Borrower, LLC 3.375% 8/31/2027[1]		475	411
Prime Security Services Borrower, LLC 6.25% 1/15/2028[1]		627	572
R.R. Donnelley & Sons Co. 6.125% 11/1/2026[1]		375	351
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[1]		170	147
Rolls-Royce PLC 5.75% 10/15/2027[1]		720	687
Sensata Technologies, Inc. 3.75% 2/15/2031[1]		500	412
SkyMiles IP, Ltd. 4.75% 10/20/2028[1]		1,975	1,859
Spirit AeroSystems, Inc. 4.60% 6/15/2028		1,410	1,141
Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]		980	1,033
SRS Distribution, Inc. 4.625% 7/1/2028[1]		480	426
Stericycle, Inc. 5.375% 7/15/2024[1]		1,135	1,120
Stericycle, Inc. 3.875% 1/15/2029[1]		940	821
The Brink’s Co. 4.625% 10/15/2027[1]		719	659
The Hertz Corp. 5.00% 12/1/2029[1]		380	289
Titan International, Inc. 7.00% 4/30/2028		750	709
TransDigm, Inc. 6.25% 3/15/2026[1]		1,638	1,619
TransDigm, Inc. 6.875% 5/15/2026		460	450
TransDigm, Inc. 6.375% 6/15/2026		240	234
TransDigm, Inc. 5.50% 11/15/2027		855	805
TransDigm, Inc. 4.625% 1/15/2029		155	137
TransDigm, Inc. 4.875% 5/1/2029		220	192
Triumph Group, Inc. 8.875% 6/1/2024[1]		633	645
Triumph Group, Inc. 6.25% 9/15/2024[1]		4,812	4,569
Triumph Group, Inc. 7.75% 8/15/2025		1,260	1,074
Uber Technologies, Inc. 8.00% 11/1/2026[1]		498	501
United Airlines, Inc. 4.375% 4/15/2026[1]		285	265
United Airlines, Inc. 4.625% 4/15/2029[1]		505	441

236	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
United Rentals, Inc. 4.875% 1/15/2028	USD	680	$646
United Rentals, Inc. 6.00% 12/15/2029[1]		910	906
United Rentals, Inc. 3.875% 2/15/2031		525	441
United Rentals, Inc. 3.75% 1/15/2032		450	368
Vertical U.S. Newco, Inc. 5.25% 7/15/2027[1]		1,495	1,330
WESCO Distribution, Inc. 7.125% 6/15/2025[1]		675	685
WESCO Distribution, Inc. 7.25% 6/15/2028[1]		825	837
Western Global Airlines, LLC 10.375% 8/15/2025[1]		475	357
			74,604

Financials 7.26%
Advisor Group Holdings, LLC 6.25% 3/1/2028[1]		2,191	2,017
AG Merger Sub II, Inc. 10.75% 8/1/2027[1]		3,800	3,852
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[1]		1,058	1,069
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[1]		890	798
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[1]		1,741	1,569
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[1]		1,560	1,285
AmWINS Group, Inc. 4.875% 6/30/2029[1]		1,260	1,070
Aretec Escrow Issuer, Inc. 7.50% 4/1/2029[1]		2,875	2,379
Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 10.25% 8/2/2029[4,5]		1,245	1,096
AssuredPartners, Inc. 8.00% 5/15/2027[1]		437	419
AssuredPartners, Inc. 5.625% 1/15/2029[1]		365	301
Blackstone Private Credit Fund 7.05% 9/29/2025[1]		640	636
BroadStreet Partners, Inc. 5.875% 4/15/2029[1]		575	490
Castlelake Aviation Finance DAC 5.00% 4/15/2027[1]		1,115	972
Coinbase Global, Inc. 3.375% 10/1/2028[1]		1,320	699
Coinbase Global, Inc. 3.625% 10/1/2031[1]		1,090	526
Compass Diversified Holdings 5.25% 4/15/2029[1]		4,150	3,557
Compass Diversified Holdings 5.00% 1/15/2032[1]		1,230	979
Credit Acceptance Corp. 5.125% 12/31/2024[1]		275	259
Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 11/30/2026[3,4,5]		823	715
Digital Currency Group, Inc., Term Loan, 8.75% 11/30/2026[3,4]		1,097	879
FS Energy and Power Fund 7.50% 8/15/2023[1]		2,784	2,793
Hightower Holding, LLC 6.75% 4/15/2029[1]		905	761
HUB International, Ltd. 7.00% 5/1/2026[1]		2,080	2,040
HUB International, Ltd. 5.625% 12/1/2029[1]		240	210
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]		725	603
JPMorgan Chase & Co. 2.956% 5/13/2031 (USD-SOFR + 2.515% on 5/13/2030)[7]		160	132
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[7]		490	468
LPL Holdings, Inc. 4.625% 11/15/2027[1]		1,592	1,490
LPL Holdings, Inc. 4.00% 3/15/2029[1]		1,900	1,656
LPL Holdings, Inc. 4.375% 5/15/2031[1]		1,135	967
MGIC Investment Corp. 5.25% 8/15/2028		525	485
MSCI, Inc. 4.00% 11/15/2029[1]		900	785
MSCI, Inc. 3.625% 9/1/2030[1]		66	55
MSCI, Inc. 3.875% 2/15/2031[1]		1,450	1,208
MSCI, Inc. 3.625% 11/1/2031[1]		2,055	1,702
MSCI, Inc. 3.25% 8/15/2033[1]		945	731
National Financial Partners Corp. 6.875% 8/15/2028[1]		739	611
Navient Corp. 5.50% 1/25/2023		684	684
Navient Corp. 6.125% 3/25/2024		1,047	1,027
Navient Corp. 5.875% 10/25/2024		1,405	1,362
Navient Corp. 6.75% 6/25/2025		550	529
Navient Corp. 6.75% 6/15/2026		640	608
Navient Corp. 5.00% 3/15/2027		2,883	2,529
Navient Corp. 4.875% 3/15/2028		320	264
Navient Corp. 5.50% 3/15/2029		2,280	1,864
Navient Corp. 5.625% 8/1/2033		1,478	1,056
OneMain Finance Corp. 3.875% 9/15/2028		206	164

American Funds Insurance Series	237

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
OneMain Holdings, Inc. 7.125% 3/15/2026	USD	1,335	$1,272
Owl Rock Capital Corp. 3.75% 7/22/2025		600	555
Owl Rock Capital Corp. 3.40% 7/15/2026		290	254
Owl Rock Capital Corp. II 4.625% 11/26/2024[1]		450	428
Owl Rock Capital Corp. III 3.125% 4/13/2027		600	495
Owl Rock Core Income Corp. 4.70% 2/8/2027		800	722
Oxford Finance, LLC 6.375% 2/1/2027[1]		1,893	1,764
Quicken Loans, LLC 3.625% 3/1/2029[1]		455	361
Rocket Mortgage, LLC 2.875% 10/15/2026[1]		520	447
Ryan Specialty Group, LLC 4.375% 2/1/2030[1]		615	533
Springleaf Finance Corp. 6.125% 3/15/2024		367	356
Springleaf Finance Corp. 6.625% 1/15/2028		340	314
Starwood Property Trust, Inc. 4.375% 1/15/2027[1]		570	500
			60,352

Information technology 4.50%
Almonde, Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 6.871% 6/13/2024[4,5]		270	239
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 10.621% 6/13/2025[4,5]		3,899	2,932
Black Knight, Inc. 3.625% 9/1/2028[1]		410	357
Block, Inc. 2.75% 6/1/2026		1,455	1,302
Block, Inc. 3.50% 6/1/2031		1,570	1,255
BMC Software, Inc. 7.125% 10/2/2025[1]		180	175
BMC Software, Inc. 9.125% 3/1/2026[1]		240	227
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 3/31/2026[4,5]		1,170	1,080
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]		450	399
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[1]		580	511
CDK Global, Inc. 7.25% 6/15/2029[1]		1,460	1,430
Ciena Corp. 4.00% 1/31/2030[1]		440	388
CommScope Finance, LLC 6.00% 3/1/2026[1]		430	398
CommScope Finance, LLC 8.25% 3/1/2027[1]		360	280
CommScope Technologies, LLC 6.00% 6/15/2025[1]		380	347
CommScope Technologies, LLC 5.00% 3/15/2027[1]		220	150
Condor Merger Sub, Inc. 7.375% 2/15/2030[1]		400	322
Diebold Nixdorf, Inc. 9.375% 7/15/2025[1]		7,523	5,380
Diebold Nixdorf, Inc., units, 8.50% PIK or 8.50% Cash 10/15/2026[1,3,6]		1,324	797
Diebold Nixdorf, Inc., Term Loan, (USD-SOFR + 5.25%) 6.75% 7/15/2025[3,4,5]		2,084	1,404
Elastic NV 4.125% 7/15/2029[1]		350	283
Entegris Escrow Corp. 4.75% 4/15/2029[1]		790	722
Fair Isaac Corp. 4.00% 6/15/2028[1]		1,195	1,087
Finastra, Ltd., Term Loan B, (3-month EUR-EURIBOR + 3.00%) 4.00% 6/13/2024[4,5]	EUR	846	783
Gartner, Inc. 4.50% 7/1/2028[1]	USD	2,098	1,960
Gartner, Inc. 3.625% 6/15/2029[1]		154	135
Gartner, Inc. 3.75% 10/1/2030[1]		1,001	864
GoDaddy Operating Co. 5.25% 12/1/2027[1]		390	370
GoDaddy Operating Co. 3.50% 3/1/2029[1]		210	176
Imola Merger Corp. 4.75% 5/15/2029[1]		300	261
MicroStrategy, Inc. 6.125% 6/15/2028[1]		325	233
MoneyGram International, Inc. 5.375% 8/1/2026[1]		875	888
NCR Corp. 5.125% 4/15/2029[1]		1,759	1,474
NortonLifeLock, Inc. 7.125% 9/30/2030[1]		255	251
Open Text Corp., Term Loan B, (3-month USD-LIBOR + 3.50%) 3.50% 11/16/2029[4,5]		355	347
Rocket Software, Inc. 6.50% 2/15/2029[1]		455	359
Sabre GLBL, Inc. 7.375% 9/1/2025[1]		133	128
Sabre GLBL, Inc. 11.25% 12/15/2027[1]		877	904
Sabre Holdings Corp. 9.25% 4/15/2025[1]		1,152	1,149
Synaptics, Inc. 4.00% 6/15/2029[1]		375	316
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.18% 9/29/2028[4,5]		1,255	1,117
UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 6.998% 5/4/2026[4,5]		465	443
UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 8.998% 5/3/2027[4,5]		1,970	1,820

238	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Unisys Corp. 6.875% 11/1/2027[1]	USD	1,385	$1,065
VeriSign, Inc. 5.25% 4/1/2025		132	132
Veritas US, Inc. 7.50% 9/1/2025[1]		285	197
Viavi Solutions, Inc. 3.75% 10/1/2029[1]		230	194
Xerox Corp. 5.50% 8/15/2028[1]		435	349
			37,380

Consumer staples 4.14%
Albertsons Companies, Inc. 4.625% 1/15/2027[1]		1,060	987
Albertsons Companies, Inc. 5.875% 2/15/2028[1]		190	181
Albertsons Companies, Inc. 3.50% 3/15/2029[1]		3,468	2,917
Albertsons Companies, Inc. 4.875% 2/15/2030[1]		615	550
B&G Foods, Inc. 5.25% 4/1/2025		1,377	1,210
B&G Foods, Inc. 5.25% 9/15/2027		2,093	1,608
Central Garden & Pet Co. 4.125% 10/15/2030		600	494
Central Garden & Pet Co. 4.125% 4/30/2031[1]		1,005	833
Coty, Inc. 5.00% 4/15/2026[1]		700	665
Coty, Inc. 6.50% 4/15/2026[1]		460	442
Coty, Inc. 4.75% 1/15/2029[1]		1,260	1,142
Darling Ingredients, Inc. 5.25% 4/15/2027[1]		329	317
Darling Ingredients, Inc. 6.00% 6/15/2030[1]		1,205	1,180
Edgewell Personal Care Co. 5.50% 6/1/2028[1]		275	258
Energizer Holdings, Inc. 4.375% 3/31/2029[1]		545	463
Ingles Markets, Inc. 4.00% 6/15/2031[1]		345	291
Kraft Heinz Company 3.875% 5/15/2027		275	263
Kraft Heinz Company 4.375% 6/1/2046		306	250
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[1]		1,953	1,692
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[1]		3,040	2,504
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[1]		2,615	2,313
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[1]		715	626
Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 8.48% 10/1/2026[4,5]		784	753
Performance Food Group, Inc. 5.50% 10/15/2027[1]		705	666
Performance Food Group, Inc. 4.25% 8/1/2029[1]		483	419
Post Holdings, Inc. 5.625% 1/15/2028[1]		1,199	1,130
Post Holdings, Inc. 5.50% 12/15/2029[1]		811	736
Post Holdings, Inc. 4.625% 4/15/2030[1]		3,355	2,901
Post Holdings, Inc. 4.50% 9/15/2031[1]		1,350	1,137
Prestige Brands International, Inc. 5.125% 1/15/2028[1]		103	97
Prestige Brands International, Inc. 3.75% 4/1/2031[1]		1,275	1,053
Simmons Foods, Inc. 4.625% 3/1/2029[1]		993	810
TreeHouse Foods, Inc. 4.00% 9/1/2028		1,415	1,205
United Natural Foods, Inc. 6.75% 10/15/2028[1]		2,030	1,954
US Foods, Inc. 4.625% 6/1/2030[1]		460	406
			34,453

Real estate 3.45%
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[1]		2,213	1,677
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[1]		957	699
Brookfield Property REIT, Inc. 5.75% 5/15/2026[1]		1,304	1,193
Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]		194	162
Forestar Group, Inc. 3.85% 5/15/2026[1]		465	408
Forestar Group, Inc. 5.00% 3/1/2028[1]		92	79
Hospitality Properties Trust 4.35% 10/1/2024		145	132
Howard Hughes Corp. 5.375% 8/1/2028[1]		1,447	1,306
Howard Hughes Corp. 4.125% 2/1/2029[1]		2,043	1,714
Howard Hughes Corp. 4.375% 2/1/2031[1]		2,258	1,830
Iron Mountain, Inc. 4.875% 9/15/2027[1]		1,616	1,489
Iron Mountain, Inc. 5.25% 3/15/2028[1]		1,214	1,119
Iron Mountain, Inc. 5.00% 7/15/2028[1]		367	330

American Funds Insurance Series	239

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Iron Mountain, Inc. 5.25% 7/15/2030[1]	USD	2,880	$2,509
Iron Mountain, Inc. 4.50% 2/15/2031[1]		950	783
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		2,505	1,989
Kennedy-Wilson Holdings, Inc. 4.75% 2/1/2030		2,545	1,944
Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031		2,050	1,546
Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[1]		740	697
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]		1,429	1,203
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]		100	81
Medical Properties Trust, Inc. 5.00% 10/15/2027		638	538
Medical Properties Trust, Inc. 3.50% 3/15/2031		239	164
Park Intermediate Holdings, LLC 4.875% 5/15/2029[1]		820	695
RHP Hotel Properties, LP 4.50% 2/15/2029[1]		535	462
RLJ Lodging Trust, LP 4.00% 9/15/2029[1]		800	650
VICI Properties, LP 3.50% 2/15/2025[1]		261	247
VICI Properties, LP 4.625% 6/15/2025[1]		620	595
VICI Properties, LP 3.875% 2/15/2029[1]		1,111	975
VICI Properties, LP 4.625% 12/1/2029[1]		184	168
VICI Properties, LP 4.125% 8/15/2030[1]		330	289
WeWork Companies, LLC 5.00% 7/10/2025[1]		2,985	992
			28,665

Utilities 3.20%
AmeriGas Partners, LP 5.875% 8/20/2026		80	76
AmeriGas Partners, LP 5.75% 5/20/2027		324	302
Calpine Corp. 4.50% 2/15/2028[1]		150	134
Calpine Corp. 5.125% 3/15/2028[1]		518	463
Calpine Corp. 3.75% 3/1/2031[1]		500	403
DPL, Inc. 4.125% 7/1/2025		555	522
Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7]		1,155	1,113
FirstEnergy Corp. 2.65% 3/1/2030		624	510
FirstEnergy Corp. 2.25% 9/1/2030		980	780
FirstEnergy Corp. 7.375% 11/15/2031		337	380
FirstEnergy Corp. 3.40% 3/1/2050		510	337
FirstEnergy Corp., Series C, 5.35% 7/15/2047[7]		475	425
FirstEnergy Transmission, LLC 2.866% 9/15/2028[1]		265	232
FirstEnergy Transmission, LLC 4.55% 4/1/2049[1]		100	81
NextEra Energy Partners, LP 4.25% 7/15/2024[1]		122	118
NRG Energy, Inc. 3.625% 2/15/2031[1]		845	644
Pacific Gas and Electric Co. 5.45% 6/15/2027		335	331
Pacific Gas and Electric Co. 2.10% 8/1/2027		116	99
Pacific Gas and Electric Co. 3.30% 12/1/2027		124	110
Pacific Gas and Electric Co. 3.75% 7/1/2028		10	9
Pacific Gas and Electric Co. 4.55% 7/1/2030		213	194
Pacific Gas and Electric Co. 2.50% 2/1/2031		393	306
Pacific Gas and Electric Co. 3.25% 6/1/2031		107	87
Pacific Gas and Electric Co. 3.30% 8/1/2040		280	190
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,000	625
PG&E Corp. 5.00% 7/1/2028		3,150	2,881
PG&E Corp. 5.25% 7/1/2030		3,040	2,771
Talen Energy Corp. 10.50% 1/15/2026[1,2]		2,987	1,434
Talen Energy Corp. 7.25% 5/15/2027[1]		5,189	5,395
Talen Energy Corp. 6.625% 1/15/2028[1]		130	133
Talen Energy Corp., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.008% 11/13/2023[4,5]		3,085	3,116
Talen Energy Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 7.821% 7/8/2026[4,5]		500	508
Talen Energy Supply, LLC 7.625% 6/1/2028[1]		489	511

240	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Targa Resources Partners, LP 4.00% 1/15/2032	USD	190	$160
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]		1,190	1,043
Vistra Operations Co., LLC 3.55% 7/15/2024[1]		231	222
			26,645

Total corporate bonds, notes & loans			736,042

Mortgage-backed obligations 0.08%
Collateralized mortgage-backed obligations 0.08%
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[1,3]		712	630

Total bonds, notes & other debt instruments (cost: $842,910,000)			736,672

Convertible bonds & notes 0.06%
Communication services 0.05%
DISH DBS Corp., convertible notes, 3.375% 8/15/2026		635	399

Energy 0.01%
Mesquite Energy, Inc., convertible notes, 13.14% Cash 7/15/2023[1,3,6]		79	79

Total convertible bonds & notes (cost: $720,000)			478

Convertible stocks 0.11%		Shares
Utilities 0.06%
PG&E Corp., convertible preferred units, 5.50% 8/16/2023		3,350	483

Financials 0.05%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 6/1/2023[1]		411	472

Total convertible stocks (cost: $657,000)			955

Common stocks 4.45%
Health care 2.60%
Rotech Healthcare, Inc.[3,8,9]		201,793	21,591

Energy 1.15%
Chesapeake Energy Corp.		29,829	2,815
Weatherford International[8]		33,659	1,714
Ascent Resources - Utica, LLC, Class A3,8,9		6,297,894	1,260
Denbury, Inc.[8]		13,380	1,164
Diamond Offshore Drilling, Inc.[8]		110,972	1,154
California Resources Corp.		17,202	748
Constellation Oil Services Holding SA, Class B-1[3,8]		3,449,949	380
Altera Infrastructure, LP3,8		3,550	282
McDermott International, Ltd.[8]		82,509	26
Mesquite Energy, Inc.[3,8]		3,558	21
Bighorn Permian Resources, LLC[3]		2,894	—	[10]
			9,564

Financials 0.32%
Jonah Energy Parent, LLC[3]		38,716	2,289
Navient Corp.		20,000	329
			2,618

American Funds Insurance Series	241

American High-Income Trust (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 0.29%
NMG Parent, LLC[8]	9,965	$1,520
MYT Holding Co., Class B3,8	608,846	913
		2,433

Information technology 0.05%
MoneyGram International, Inc.[8]	41,400	451

Communication services 0.04%
Intelsat SA3,8	8,164	196
iHeartMedia, Inc., Class A8	22,639	139
		335

Total common stocks (cost: $13,251,000)		36,992

Preferred securities 0.32%
Consumer discretionary 0.27%
MYT Holdings, LLC, Series A, 10.00% preferred shares[3,8]	2,095,904	2,201

Industrials 0.05%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,8]	1,022	428

Total preferred securities (cost: $2,933,000)		2,629

Rights & warrants 0.10%
Consumer discretionary 0.10%
NMG Parent, LLC, warrants, expire 9/24/2027[8]	27,111	826

Communication services 0.00%
Intelsat Jackson Holdings SA (CVR), Series A3,8	855	6
Intelsat Jackson Holdings SA (CVR), Series B3,8	855	6
		12

Total rights & warrants (cost: $173,000)		838

Short-term securities 4.64%
Money market investments 4.64%
Capital Group Central Cash Fund 4.31%[11,12]	385,690	38,565

Total short-term securities (cost: $38,557,000)		38,565
Total investment securities 98.27% (cost: $899,201,000)		817,129
Other assets less liabilities 1.73%		14,425

Net assets 100.00%		$831,554

242	American Funds Insurance Series

American High-Income Trust (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	63	March 2023	USD	6,799	$(98)
10 Year U.S. Treasury Note Futures	Short	14	March 2023		(1,572)	10
30 Year Ultra U.S. Treasury Bond Futures	Short	1	March 2023		(134)	— [10]
						$(88)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2022 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2022 (000)
CDX.NA.HY.39	5.00%	Quarterly	12/20/2027	USD	8,050	$(50)	$104	$(154)

Investments in affiliates12

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)
Short-term securities 4.64%
Money market investments 4.64%
Capital Group Central Cash Fund 4.31%[11]	$17,238	$219,950	$198,620	$(7)	$4	$38,565	$610

Restricted securities9

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.[3,8]	9/26/2013	$4,331	$21,591	2.60%
Ascent Resources - Utica, LLC, Class A3,8	11/15/2016	302	1,260	.15
Total		$4,633	$22,851	2.75%

American Funds Insurance Series	243

American High-Income Trust (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $544,764,000, which represented 65.51% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Value determined using significant unobservable inputs.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $25,672,000, which represented 3.09% of the net assets of the fund.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Step bond; coupon rate may change at a later date.
[8]	Security did not produce income during the last 12 months.
[9]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $22,851,000, which represented 2.75% of the net assets of the fund.
[10]	Amount less than one thousand.
[11]	Rate represents the seven-day yield at 12/31/2022.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

CME = CME Group

CVR = Contingent Value Rights

DAC = Designated Activity Company

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

244	American Funds Insurance Series

American Funds Mortgage Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 94.91%	Principal amount (000)			Value (000)
Mortgage-backed obligations 80.19%
Federal agency mortgage-backed obligations 77.35%
Fannie Mae Pool #695412 5.00% 6/1/2033[1]	USD	—	[2]	$—	[2]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		2		2
Fannie Mae Pool #256583 5.00% 12/1/2036[1]		32		32
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		2		2
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		8		8
Fannie Mae Pool #MA4387 2.00% 7/1/2041[1]		19		16
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		7		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[1]		7		7
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		5		5
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		370		312
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		2		2
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		530		447
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		4		4
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		120		102
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		374		346
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		39		37
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		20		19
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		27		25
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		8		8
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		5		5
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		98		91
Fannie Mae Pool #CA5496 3.00% 4/1/2050[1,3]		1,215		1,089
Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]		54		46
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		560		482
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		126		109
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		82		70
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		13		10
Fannie Mae Pool #CA8955 2.50% 2/1/2051[1]		66		57
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		116		95
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		1		1
Fannie Mae Pool #CB0041 3.00% 4/1/2051[1]		211		188
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		278		247
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		28		24
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		450		382
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		3		2
Fannie Mae Pool #FM9492 2.50% 11/1/2051[1]		464		397
Fannie Mae Pool #FM9694 2.50% 11/1/2051[1]		230		197
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		764		653
Fannie Mae Pool #BU3058 2.50% 12/1/2051[1]		295		251
Fannie Mae Pool #FM9804 2.50% 12/1/2051[1]		247		212
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		100		89
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		280		248
Fannie Mae Pool #BV3870 2.50% 2/1/2052[1]		405		344
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		380		325
Fannie Mae Pool #BV8569 2.50% 4/1/2052[1]		1,274		1,081
Fannie Mae Pool #MA4578 2.50% 4/1/2052[1]		204		173
Fannie Mae Pool #CB4274 2.50% 7/1/2052[1]		179		152
Fannie Mae Pool #BW0004 3.50% 7/1/2052[1]		300		273
Fannie Mae Pool #CB4159 4.00% 7/1/2052[1]		22		20
Fannie Mae Pool #MA4700 4.00% 8/1/2052[1]		1,967		1,847
Fannie Mae Pool #BV8024 4.00% 8/1/2052[1]		28		26
Fannie Mae Pool #BW7326 4.00% 9/1/2052[1]		24		22
Fannie Mae Pool #BW9348 4.00% 9/1/2052[1]		21		20
Fannie Mae Pool #BW8103 4.00% 9/1/2052[1]		20		18
Fannie Mae Pool #BW9823 4.50% 9/1/2052[1]		45		44

American Funds Insurance Series	245

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB5208 5.00% 9/1/2052[1]	USD	599	$591
Fannie Mae Pool #BW8980 4.00% 10/1/2052[1]		77	72
Fannie Mae Pool #BW1210 4.00% 10/1/2052[1]		58	54
Fannie Mae Pool #BW7356 4.00% 10/1/2052[1]		48	45
Fannie Mae Pool #BX0509 4.00% 10/1/2052[1]		21	20
Fannie Mae Pool #BW7795 4.50% 10/1/2052[1]		477	460
Fannie Mae Pool #MA4784 4.50% 10/1/2052[1]		4	4
Fannie Mae Pool #BW7121 5.00% 10/1/2052[1]		577	570
Fannie Mae Pool #CB5380 5.00% 10/1/2052[1]		203	200
Fannie Mae Pool #MA4803 3.50% 11/1/2052[1]		38	34
Fannie Mae Pool #MA4804 4.00% 11/1/2052[1]		575	540
Fannie Mae Pool #BW1310 4.00% 11/1/2052[1]		22	21
Fannie Mae Pool #BX1516 4.50% 11/1/2052[1]		469	452
Fannie Mae Pool #MA4841 5.00% 12/1/2052[1]		1,000	987
Fannie Mae Pool #MA4866 4.00% 1/1/2053[1]		68	64
Fannie Mae Pool #MA4868 5.00% 1/1/2053[1]		495	489
Fannie Mae Pool #BF0379 3.50% 4/1/2059[1]		146	134
Fannie Mae Pool #BF0481 3.50% 6/1/2060[1]		173	159
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		53	46
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		56	54
Freddie Mac Pool #ZA1922 5.00% 2/1/2026[1]		1	1
Freddie Mac Pool #ZS8950 5.00% 10/1/2029[1]		2	2
Freddie Mac Pool #A18781 5.00% 3/1/2034[1]		623	637
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		102	86
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		94	79
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		597	504
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		1	1
Freddie Mac Pool #760012 3.113% 4/1/2045[1,4]		39	38
Freddie Mac Pool #760013 3.208% 4/1/2045[1,4]		23	22
Freddie Mac Pool #760014 2.74% 8/1/2045[1,4]		335	324
Freddie Mac Pool #760015 2.561% 1/1/2047[1,4]		63	60
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		18	17
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		28	26
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		20	19
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		19	18
Freddie Mac Pool #Q55970 4.00% 5/1/2048[1]		10	9
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		28	27
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		51	51
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		28	27
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		20	20
Freddie Mac Pool #RA1339 3.00% 9/1/2049[1,3]		1,531	1,360
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		19	18
Freddie Mac Pool #SD7512 3.00% 2/1/2050[1]		160	143
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		597	488
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		2	2
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		3	3
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		327	268
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		80	65
Freddie Mac Pool #SD7548 2.50% 11/1/2051[1]		1,100	947
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		68	58
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		396	338
Freddie Mac Pool #RA6598 3.50% 1/1/2052[1]		196	179
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		404	361
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1,3]		1,203	1,113
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		9	9
Freddie Mac Pool #SD1450 2.50% 3/1/2052[1]		3,355	2,879
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		325	289
Freddie Mac Pool #QE6097 2.50% 7/1/2052[1]		197	168
Freddie Mac Pool #SD8237 4.00% 8/1/2052[1]		1,523	1,430
Freddie Mac Pool #QE9057 4.00% 8/1/2052[1]		18	17
Freddie Mac Pool #SD8238 4.50% 8/1/2052[1]		10	10

246	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8244 4.00% 9/1/2052[1]	USD	651	$612
Freddie Mac Pool #QE9625 4.00% 9/1/2052[1]		23	21
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		715	706
Freddie Mac Pool #QF1464 4.00% 10/1/2052[1]		22	21
Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]		14	13
Freddie Mac Pool #SD8264 3.50% 11/1/2052[1]		1,232	1,121
Freddie Mac Pool #SD8273 3.50% 11/1/2052[1]		124	112
Freddie Mac Pool #QF3364 4.00% 11/1/2052[1]		35	33
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		407	400
Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]		920	944
Freddie Mac Pool #SD8275 4.50% 12/1/2052[1]		1,793	1,728
Freddie Mac Pool #SD8276 5.00% 12/1/2052[1]		55	54
Freddie Mac Pool #SD8286 4.00% 1/1/2053[1]		210	197
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		132	130
Freddie Mac Pool #SD8282 6.50% 1/1/2053[1]		200	205
Freddie Mac, Series K152, Class A2, Multi Family, 3.80% 10/25/2032[1,4]		207	196
Freddie Mac, Series K152, Class A2, Multi Family, 3.78% 11/25/2032[1]		1,767	1,671
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,4]		134	126
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		101	91
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		209	194
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,4]		155	145
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		112	98
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		147	140
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		31	28
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		18	17
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		306	293
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		14	13
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		469	453
Government National Mortgage Assn. 2.00% 1/1/2053[1,5]		174	146
Government National Mortgage Assn. 2.50% 1/1/2053[1,5]		207	180
Government National Mortgage Assn. 3.00% 1/1/2053[1,5]		388	346
Government National Mortgage Assn. 3.50% 1/1/2053[1,5]		178	163
Government National Mortgage Assn. 5.00% 1/1/2053[1,5]		7,330	7,264
Government National Mortgage Assn. 5.50% 1/1/2053[1,5]		1,198	1,205
Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034[1]		693	678
Government National Mortgage Assn. Pool #AD0028 3.75% 7/20/2038[1]		510	488
Government National Mortgage Assn. Pool #004410 4.00% 4/20/2039[1]		54	52
Government National Mortgage Assn. Pool #AH5897 3.75% 7/20/2039[1]		526	502
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		81	86
Government National Mortgage Assn. Pool #004823 4.00% 10/20/2040[1]		83	79
Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041[1]		169	170
Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041[1]		12	12
Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041[1]		83	84
Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042[1]		131	119
Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042[1]		198	182
Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043[1]		90	84
Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044[1]		1,034	997
Government National Mortgage Assn. Pool #MA8347 4.50% 10/20/2052[1]		800	777
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[1]		140	133
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[1]		1,852	1,798

American Funds Insurance Series	247

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[1]	USD	100	$97
Government National Mortgage Assn. Pool #AN1825 4.619% 6/20/2065[1]		195	192
Government National Mortgage Assn. Pool #AO0461 4.628% 8/20/2065[1]		65	64
Government National Mortgage Assn. Pool #AO0409 4.617% 12/20/2065[1]		128	126
Government National Mortgage Assn. Pool #AO0385 4.498% 1/20/2066[1]		519	510
Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066[1]		1	1
Uniform Mortgage-Backed Security 4.00% 1/1/2038[1,5]		125	122
Uniform Mortgage-Backed Security 2.00% 1/1/2053[1,5]		1,191	969
Uniform Mortgage-Backed Security 4.50% 1/1/2053[1,5]		1,882	1,812
Uniform Mortgage-Backed Security 5.50% 1/1/2053[1,5]		4,837	4,851
Uniform Mortgage-Backed Security 6.00% 1/1/2053[1,5]		1,958	1,988
Uniform Mortgage-Backed Security 6.50% 1/1/2053[1,5]		3,690	3,780
Uniform Mortgage-Backed Security 4.00% 2/1/2053[1,5]		130	122
Uniform Mortgage-Backed Security 6.00% 2/1/2053[1,5]		1,132	1,148
			68,880

Collateralized mortgage-backed obligations (privately originated) 1.79%
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[1,4,6]		74	72
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,4,6]		95	89
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,4,6]		306	291
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,4,6]		181	171
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,4,6]		87	74
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 1/25/2060[1,4,6]		159	137
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,4,6]		28	24
GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 10/25/2052[1,4,6]		212	171
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 5.239% 11/25/2055[1,4,6]		175	169
Mill City Mortgage Trust, Series 15-1, Class M2, 3.616% 6/25/2056[1,4,6]		38	37
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[1,4,6]		138	111
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,4,6]		95	89
Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/2055[1,4,6]		100	97
Towd Point Mortgage Trust, Series 2015-4, Class M1, 3.75% 4/25/2055[1,4,6]		10	10
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,4,6]		41	41
Towd Point Mortgage Trust, Series 2017-5, Class A1, 4.989% 2/25/2057[1,4,6]		10	10
			1,593

Commercial mortgage-backed securities 1.05%
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 6.105% 5/15/2039[1,4,6]		100	98
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 6.45% 6/15/2027[1,4,6]		100	99
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 5.217% 10/15/2036[1,4,6]		606	578
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 5.368% 10/15/2038[1,4,6]		164	158
			933

Total mortgage-backed obligations			71,406

U.S. Treasury bonds & notes 12.04%
U.S. Treasury inflation-protected securities 10.83%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[7]		714	713
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[7]		355	352
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[7]		522	516
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[3,7]		3,621	3,546
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[7]		2,024	1,970
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[7]		658	637
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[7]		107	104

248	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[7]	USD	65	$61
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[7]		1,202	1,067
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[7]		426	357
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[7]		385	322
			9,645

U.S. Treasury 1.21%
U.S. Treasury 0.875% 1/31/2024		10	9
U.S. Treasury 1.25% 8/15/2031		443	360
U.S. Treasury 1.875% 2/15/2032		10	8
U.S. Treasury 1.875% 2/15/2041[3]		690	489
U.S. Treasury 2.375% 2/15/2042		150	115
U.S. Treasury 3.25% 5/15/2042		60	53
U.S. Treasury 1.875% 11/15/2051		65	41
			1,075

Total U.S. Treasury bonds & notes			10,720

Asset-backed obligations 2.68%
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[1,4,6]		250	247
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[1,6]		54	50
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[1,6]		54	51
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A, 4.95% 10/15/2027[1]		540	545
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,6]		286	256
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[1,6]		67	66
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,6]		86	79
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,6]		116	101
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,6]		215	183
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,6]		193	171
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 5.093% 4/20/2062[1,4,6]		160	155
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,6]		530	449
Santander Drive Auto Receivables Trust, Series 2022-6, Class A2, 4.37% 5/15/2025[1]		35	35
			2,388

Total bonds, notes & other debt instruments (cost: $87,116,000)			84,514

Short-term securities 25.67%	Weighted average yield at acquisition
Commercial paper 14.04%
Chariot Funding, LLC 1/27/2023[6]	4.150%	2,000	1,993
Citigroup Global Markets, Inc. 2/21/2023[6]	4.580	2,000	1,987
Henkel of America, Inc. 2/1/2023[6]	4.300	2,000	1,992
Honeywell International, Inc. 2/1/2023[6]	4.100	2,000	1,992
Johnson & Johnson 1/30/2023[6]	4.190	1,000	996
Procter & Gamble Co. 2/9/2023[6]	4.300	500	498
Procter & Gamble Co. 2/10/2023[6]	4.250	1,500	1,492
Roche Holdings, Inc. 1/3/2023[6]	4.230	1,050	1,050
Starbird Funding Corp. 1/3/2023[6]	4.300	500	500
			12,500

American Funds Insurance Series	249

American Funds Mortgage Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes 11.63%
Federal Farm Credit Banks 1/12/2023	3.880%	USD	4,500	$4,495
Federal Home Loan Bank 1/11/2023	4.120		1,500	1,498
Federal Home Loan Bank 2/28/2023	4.350		1,500	1,490
Federal Home Loan Bank 3/3/2023	4.370		1,000	993
Federal Home Loan Bank 3/22/2023	4.440		1,000	990
Federal Home Loan Bank 3/24/2023	4.462		900	891
				10,357

Total short-term securities (cost: $22,859,000)				22,857
Total investment securities 120.58% (cost: $109,975,000)				107,371
Other assets less liabilities (20.58)%				(18,328)

Net assets 100.00%				$89,043

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2022 (000)
3 Month SOFR Futures	Short	12	June 2023	USD	(2,853)	$49
2 Year U.S. Treasury Note Futures	Short	5	March 2023		(1,025)	(1)
5 Year U.S. Treasury Note Futures	Long	144	March 2023		15,542	(19)
10 Year Ultra U.S. Treasury Note Futures	Long	47	March 2023		5,559	(60)
10 Year U.S. Treasury Note Futures	Long	5	March 2023		562	(3)
20 Year U.S. Treasury Bond Futures	Long	18	March 2023		2,256	(28)
30 Year Ultra U.S. Treasury Bond Futures	Long	12	March 2023		1,612	(13)
						$(75)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay						Upfront	Unrealized
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2022 (000)	premium paid (000)	appreciation at 12/31/2022 (000)
3-month USD-LIBOR	Quarterly	0.81%	Semi-annual	7/28/2045	USD	1,800	$795	$5	$790

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $692,000, which represented .78% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,834,000, which represented 18.91% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.

250	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Key to abbreviations

Assn. = Association

CLO = Collateralized Loan Obligations

CME = CME Group

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	251

Ultra-Short Bond Fund

Investment portfolio December 31, 2022

Short-term securities 97.99%	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper 76.48%
British Columbia (Province of) 3/6/2023	4.470%	USD	7,400	$7,339
CAFCO, LLC 2/3/2023[1]	4.300		1,250	1,245
Caisse des Dépôts et Consignations 3/9/2023	4.490		12,000	11,899
Canadian Imperial Holdings, Inc. 1/9/2023	4.080		10,000	9,988
Chariot Funding, LLC 1/23/2023[1]	4.400		5,000	4,985
CHARTA, LLC 1/17/2023[1]	4.330		10,000	9,978
DBS Bank, Ltd. 3/14/2023[1]	4.548		10,000	9,906
DNB Bank ASA 3/13/2023[1]	4.535		13,000	12,885
Export Development Canada 2/6/2023	4.300		11,810	11,756
Fairway Finance Company, LLC 1/18/2023[1]	4.250		4,000	3,991
Gotham Funding Corp. 1/10/2023[1]	4.200		3,000	2,996
Gotham Funding Corp. 3/28/2023[1]	4.600		10,000	9,883
Johnson & Johnson 2/27/2023[1]	4.330		8,700	8,637
Johnson & Johnson 3/6/2023[1]	4.430		5,000	4,959
KfW 2/15/2023[1]	4.380		12,000	11,932
Komatsu Finance America, Inc. 1/13/2023[1]	4.330		5,000	4,992
Komatsu Finance America, Inc. 1/18/2023[1]	4.200		4,000	3,991
Liberty Street Funding, LLC 1/18/2023[1]	4.400		10,850	10,825
Linde, Inc. 1/5/2023	4.010		13,000	12,991
LMA-Americas, LLC 1/27/2023[1]	4.300		10,000	9,966
L’Oréal USA, Inc. 1/26/2023[1]	4.240		10,000	9,967
LVMH Moët Hennessy Louis Vuitton, Inc. 2/6/2023[1]	4.400		10,000	9,953
Manhattan Asset Funding Company, LLC 3/24/2023[1]	4.650		9,700	9,596
Mizuho Bank, Ltd. 1/31/2023[1]	4.405		12,000	11,954
Nestlé Finance International, Ltd. 1/19/2023[1]	4.280		6,000	5,986
NRW.Bank 3/8/2023[1]	4.450		8,250	8,181
Oesterreichische Kontrollbank 2/15/2023	4.390		13,000	12,926
Procter & Gamble Co. 2/10/2023[1]	4.250		13,050	12,984
Québec (Province of) 2/1/2023[1]	4.230		10,000	9,960
Siemens Capital Co., LLC 1/18/2023[1]	4.080		8,000	7,982
Stadshypotek AB Handelsbanken, Inc. 1/18/2023[1]	4.150		6,500	6,485
Starbird Funding Corp. 1/3/2023[1]	4.300		11,000	10,995
Sumitomo Mitsui Trust Bank, Ltd. 2/3/2023[1]	4.300		9,000	8,962
Sumitomo Mitsui Trust Bank, Ltd. 2/7/2023[1]	4.600		6,000	5,972
Toronto-Dominion Bank 1/20/2023[1]	4.300		10,000	9,975
TotalEnergies Capital Canada, Ltd. 1/3/2023[1]	4.280		13,000	12,994
Toyota Credit de Puerto Rico Corp. 1/17/2023	4.340		3,550	3,542
Toyota Industries Commercial Finance, Inc. 1/23/2023[1]	4.120		1,100	1,097
Toyota Industries Commercial Finance, Inc. 3/6/2023[1]	4.450		6,000	5,951
				330,606

Federal agency bills & notes 21.51%
Federal Home Loan Bank 2/1/2023	4.130		15,000	14,951
Federal Home Loan Bank 2/15/2023	4.300		4,800	4,775
Federal Home Loan Bank 2/17/2023	4.314		36,317	36,123
Federal Home Loan Bank 2/22/2023	4.357		23,290	23,149
Federal Home Loan Bank 3/3/2023	4.370		5,300	5,262
Federal Home Loan Bank 3/22/2023	4.440		6,000	5,942
Federal Home Loan Bank 3/24/2023	4.462		2,800	2,771
				92,973

Total short-term securities (cost: $423,636,000)				423,579
Total investment securities 97.99% (cost: $423,636,000)				423,579
Other assets less liabilities 2.01%				8,682

Net assets 100.00%				$432,261

252	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $260,165,000, which represented 60.19% of the net assets of the fund.

Key to abbreviations

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	253

U.S. Government Securities Fund

Investment portfolio December 31, 2022

Bonds, notes & other debt instruments 93.28%	Principal amount (000)			Value (000)
Mortgage-backed obligations 48.21%
Federal agency mortgage-backed obligations 48.21%
Fannie Mae Pool #406607 6.50% 8/1/2024[1]	USD	10		$11
Fannie Mae Pool #735070 6.50% 10/1/2024[1]		1		1
Fannie Mae Pool #745316 6.50% 2/1/2026[1]		56		58
Fannie Mae Pool #AL9870 6.50% 2/1/2028[1]		45		46
Fannie Mae Pool #695412 5.00% 6/1/2033[1]		1		1
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		6		6
Fannie Mae Pool #MA2588 4.00% 4/1/2036[1]		666		642
Fannie Mae Pool #MA2746 4.00% 9/1/2036[1]		1,376		1,326
Fannie Mae Pool #940890 6.50% 6/1/2037[1]		—	[2]	—	[2]
Fannie Mae Pool #256828 7.00% 7/1/2037[1]		3		3
Fannie Mae Pool #256860 6.50% 8/1/2037[1]		11		11
Fannie Mae Pool #888698 7.00% 10/1/2037[1]		13		14
Fannie Mae Pool #970343 6.00% 2/1/2038[1]		14		14
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		5		6
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		20		20
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		9		9
Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]		372		376
Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]		205		207
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		33		33
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]		174		176
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		26		25
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]		125		127
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		18		18
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		2,961		2,500
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		10		10
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		1,366		1,153
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		18		18
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		884		746
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		5		5
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		8		7
Fannie Mae Pool #AT7161 3.50% 6/1/2043[1]		41		39
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		8		7
Fannie Mae Pool #BE5017 3.50% 2/1/2045[1]		63		59
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		4,487		4,155
Fannie Mae Pool #BE8740 3.50% 5/1/2047[1]		57		53
Fannie Mae Pool #BE8742 3.50% 5/1/2047[1]		17		15
Fannie Mae Pool #BH2846 3.50% 5/1/2047[1]		8		7
Fannie Mae Pool #BH2848 3.50% 5/1/2047[1]		7		6
Fannie Mae Pool #BH2847 3.50% 5/1/2047[1]		5		5
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		5		5
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		154		148
Fannie Mae Pool #BM3788 3.50% 3/1/2048[1]		3,243		3,018
Fannie Mae Pool #BJ4901 3.50% 3/1/2048[1]		43		40
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		79		75
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		106		102
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		31		30
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		20		20
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		1,170		1,084
Fannie Mae Pool #FM1062 3.50% 6/1/2049[1]		436		408
Fannie Mae Pool #BJ8411 3.50% 8/1/2049[1]		113		105
Fannie Mae Pool #CA4151 3.50% 9/1/2049[1]		582		545
Fannie Mae Pool #FM1443 3.50% 9/1/2049[1]		326		304
Fannie Mae Pool #FM2179 3.00% 1/1/2050[1]		3,675		3,277
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		926		798
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		604		514
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		195		168
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		228		187
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		926		757
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		11		9
Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]		6		5
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		5,752		5,108

254	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]	USD	195	$167
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		702	596
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		51	41
Fannie Mae Pool #BU3058 2.50% 12/1/2051[1]		1,512	1,284
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		1,266	1,082
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		845	755
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		2,361	2,088
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		199	171
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]		3,881	3,465
Fannie Mae Pool #CB3495 3.00% 5/1/2052[1]		5,807	5,103
Fannie Mae Pool #MA4600 3.50% 5/1/2052[1]		17,861	16,244
Fannie Mae Pool #CB3897 3.50% 6/1/2052[1]		17,000	15,465
Fannie Mae Pool #CB3774 4.00% 6/1/2052[1]		3,250	3,052
Fannie Mae Pool #FS2159 5.00% 6/1/2052[1]		64	63
Fannie Mae Pool #BV2558 5.00% 6/1/2052[1]		62	61
Fannie Mae Pool #CB4159 4.00% 7/1/2052[1]		234	220
Fannie Mae Pool #MA4700 4.00% 8/1/2052[1]		6,346	5,959
Fannie Mae Pool #BV8024 4.00% 8/1/2052[1]		296	278
Fannie Mae Pool #BW9411 5.00% 8/1/2052[1]		926	914
Fannie Mae Pool #FS2489 5.00% 8/1/2052[1]		60	59
Fannie Mae Pool #MA4732 4.00% 9/1/2052[1]		2,012	1,890
Fannie Mae Pool #BW7326 4.00% 9/1/2052[1]		254	238
Fannie Mae Pool #BW9348 4.00% 9/1/2052[1]		219	206
Fannie Mae Pool #BW8103 4.00% 9/1/2052[1]		208	195
Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]		1,848	1,780
Fannie Mae Pool #BW6231 4.50% 9/1/2052[1]		223	215
Fannie Mae Pool #BW1201 5.00% 9/1/2052[1]		4,200	4,146
Fannie Mae Pool #BV0954 5.00% 9/1/2052[1]		1,797	1,774
Fannie Mae Pool #BW8088 5.00% 9/1/2052[1]		327	323
Fannie Mae Pool #BW8980 4.00% 10/1/2052[1]		821	771
Fannie Mae Pool #BW1210 4.00% 10/1/2052[1]		620	582
Fannie Mae Pool #BW7356 4.00% 10/1/2052[1]		516	484
Fannie Mae Pool #BX0509 4.00% 10/1/2052[1]		222	209
Fannie Mae Pool #MA4784 4.50% 10/1/2052[1]		5,035	4,851
Fannie Mae Pool #BW9458 4.50% 10/1/2052[1]		999	965
Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]		998	962
Fannie Mae Pool #BW8981 4.50% 10/1/2052[1]		995	958
Fannie Mae Pool #BW8996 4.50% 10/1/2052[1]		994	958
Fannie Mae Pool #CB4959 4.50% 10/1/2052[1]		993	956
Fannie Mae Pool #BX0902 5.00% 10/1/2052[1]		916	904
Fannie Mae Pool #CB5380 5.00% 10/1/2052[1]		478	472
Fannie Mae Pool #BX0892 5.00% 10/1/2052[1]		102	101
Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]		300	308
Fannie Mae Pool #MA4803 3.50% 11/1/2052[1]		612	557
Fannie Mae Pool #MA4804 4.00% 11/1/2052[1]		2,492	2,340
Fannie Mae Pool #BW1310 4.00% 11/1/2052[1]		232	218
Fannie Mae Pool #BX1766 5.00% 11/1/2052[1]		1,900	1,875
Fannie Mae Pool #MA4806 5.00% 11/1/2052[1]		1,313	1,296
Fannie Mae Pool #BX1761 5.00% 11/1/2052[1]		921	909
Fannie Mae Pool #BX1274 5.50% 11/1/2052[1]		165	166
Fannie Mae Pool #MA4852 6.50% 11/1/2052[1]		244	251
Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]		995	959
Fannie Mae Pool #BX1072 5.00% 12/1/2052[1]		1,943	1,918
Fannie Mae Pool #BX4020 5.00% 12/1/2052[1]		29	29
Fannie Mae Pool #MA4877 6.50% 12/1/2052[1]		39,345	40,362
Fannie Mae Pool #BX1071 6.50% 12/1/2052[1]		82	85
Fannie Mae Pool #MA4868 5.00% 1/1/2053[1]		1,457	1,438
Fannie Mae Pool #MA4894 6.00% 1/1/2053[1]		2,000	2,032
Fannie Mae Pool #MA4895 6.50% 1/1/2053[1]		8,828	9,056
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		1,429	1,252
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		459	448

American Funds Insurance Series	255

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,3]	USD	—	[2]	$—	[2]
Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.298% 7/25/2023[1,3]		186		185
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[1,3]		368		361
Freddie Mac Pool #ZA2024 6.50% 9/1/2027[1]		2		2
Freddie Mac Pool #1H1354 4.336% 11/1/2036[1,3]		53		54
Freddie Mac Pool #C03518 5.00% 9/1/2040[1]		279		283
Freddie Mac Pool #G06459 5.00% 5/1/2041[1]		660		669
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		794		670
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		772		651
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		1,823		1,538
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		3		3
Freddie Mac Pool #Q17696 3.50% 4/1/2043[1]		30		28
Freddie Mac Pool #Q19133 3.50% 6/1/2043[1]		31		29
Freddie Mac Pool #Q23190 4.00% 11/1/2043[1]		145		140
Freddie Mac Pool #Q28558 3.50% 9/1/2044[1]		208		194
Freddie Mac Pool #760014 2.74% 8/1/2045[1,3]		268		259
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		50		46
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		78		72
Freddie Mac Pool #Q54701 3.50% 3/1/2048[1]		57		53
Freddie Mac Pool #Q54709 3.50% 3/1/2048[1]		56		52
Freddie Mac Pool #Q54700 3.50% 3/1/2048[1]		40		38
Freddie Mac Pool #Q54781 3.50% 3/1/2048[1]		35		33
Freddie Mac Pool #Q54782 3.50% 3/1/2048[1]		34		32
Freddie Mac Pool #Q54699 3.50% 3/1/2048[1]		22		20
Freddie Mac Pool #Q54831 3.50% 3/1/2048[1]		17		16
Freddie Mac Pool #Q54698 3.50% 3/1/2048[1]		14		14
Freddie Mac Pool #G67711 4.00% 3/1/2048[1]		1,407		1,351
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		78		75
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		74		71
Freddie Mac Pool #Q56590 3.50% 6/1/2048[1]		27		25
Freddie Mac Pool #Q56589 3.50% 6/1/2048[1]		17		16
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		114		109
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		204		202
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		110		109
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		80		79
Freddie Mac Pool #ZT0522 4.50% 9/1/2048[1]		21		21
Freddie Mac Pool #QA0284 3.50% 6/1/2049[1]		194		180
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		51		48
Freddie Mac Pool #RA1463 3.50% 10/1/2049[1]		393		368
Freddie Mac Pool #RA1580 3.50% 10/1/2049[1]		204		191
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		2,906		2,379
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		37		30
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		62		51
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		2,959		2,422
Freddie Mac Pool #SD0726 2.50% 10/1/2051[1]		14,344		12,316
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		488		400
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		531		456
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		333		285
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		3,397		3,035
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1]		14,059		13,011
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		216		197
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		308		274
Freddie Mac Pool #8D0226 2.521% 5/1/2052[1,3]		513		462
Freddie Mac Pool #QE6097 2.50% 7/1/2052[1]		635		539
Freddie Mac Pool #SD8237 4.00% 8/1/2052[1]		4,913		4,613
Freddie Mac Pool #QE9057 4.00% 8/1/2052[1]		189		178
Freddie Mac Pool #QE6926 5.00% 8/1/2052[1]		862		851
Freddie Mac Pool #QE8282 5.00% 8/1/2052[1]		817		806
Freddie Mac Pool #QE8695 5.00% 8/1/2052[1]		59		58
Freddie Mac Pool #QE7647 5.00% 8/1/2052[1]		58		57

256	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD1496 5.00% 8/1/2052[1]	USD	54	$54
Freddie Mac Pool #SD8244 4.00% 9/1/2052[1]		3,275	3,076
Freddie Mac Pool #QE9625 4.00% 9/1/2052[1]		244	229
Freddie Mac Pool #QF0671 4.50% 9/1/2052[1]		503	485
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		11,870	11,717
Freddie Mac Pool #QF0311 5.00% 9/1/2052[1]		1,324	1,307
Freddie Mac Pool #QF0151 5.00% 9/1/2052[1]		799	789
Freddie Mac Pool #SD8246 5.00% 9/1/2052[1]		225	222
Freddie Mac Pool #QF0706 5.00% 9/1/2052[1]		64	64
Freddie Mac Pool #QF1464 4.00% 10/1/2052[1]		234	220
Freddie Mac Pool #QF2136 4.50% 10/1/2052[1]		999	962
Freddie Mac Pool #QF1431 4.50% 10/1/2052[1]		999	962
Freddie Mac Pool #QF1765 4.50% 10/1/2052[1]		995	958
Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]		743	716
Freddie Mac Pool #QF1305 5.00% 10/1/2052[1]		74	73
Freddie Mac Pool #SD1710 5.00% 10/1/2052[1]		26	26
Freddie Mac Pool #QF3364 4.00% 11/1/2052[1]		381	358
Freddie Mac Pool #QF2445 4.50% 11/1/2052[1]		4,769	4,595
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		1,272	1,249
Freddie Mac Pool #QF2560 4.50% 11/1/2052[1]		999	965
Freddie Mac Pool #QF2846 4.50% 11/1/2052[1]		998	961
Freddie Mac Pool #QF2936 4.50% 11/1/2052[1]		969	934
Freddie Mac Pool #QF2976 5.00% 11/1/2052[1]		81	80
Freddie Mac Pool #SD8275 4.50% 12/1/2052[1]		36,151	34,831
Freddie Mac Pool #SD8276 5.00% 12/1/2052[1]		1,866	1,842
Freddie Mac Pool #SD8281 6.50% 12/1/2052[1]		2,000	2,052
Freddie Mac Pool #SD8285 3.50% 1/1/2053[1]		346	314
Freddie Mac Pool #SD8286 4.00% 1/1/2053[1]		199	187
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		7,348	7,253
Freddie Mac Pool #SD8282 6.50% 1/1/2053[1]		10,431	10,701
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.547% 8/15/2023[1,3]		1	1
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2/25/2023[1]		134	133
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 8/25/2023[1,3]		2,526	2,502
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 9/25/2024[1]		1,363	1,328
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]		4,525	4,234
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[1]		822	724
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		333	300
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		4,525	4,204
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]		4,135	3,866
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		910	800
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[1,3]		1,311	1,197
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		509	484
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[1]		4,148	3,753
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 11/26/2057[1]		252	239
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[1]		763	689
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[1]		587	556
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]		2,148	2,027

American Funds Insurance Series	257

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]	USD	731	$661
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		396	358
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[1]		1,819	1,687
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		4,262	4,070
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		18,482	17,646
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[1]		4,786	4,398
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030[1]		1,377	1,231
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030[1]		435	356
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		4,668	4,503
Government National Mortgage Assn. 2.00% 1/1/2053[1,4]		1,395	1,169
Government National Mortgage Assn. 2.50% 1/1/2053[1,4]		2,486	2,155
Government National Mortgage Assn. 3.00% 1/1/2053[1,4]		1,755	1,563
Government National Mortgage Assn. 3.50% 1/1/2053[1,4]		2,260	2,077
Government National Mortgage Assn. 5.00% 1/1/2053[1,4]		6,848	6,787
Government National Mortgage Assn. 5.50% 1/1/2053[1,4]		14,351	14,436
Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038[1]		84	89
Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038[1]		21	21
Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038[1]		164	176
Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038[1]		28	29
Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039[1]		186	190
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		81	86
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[1]		2,598	2,758
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[1]		870	894
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[1]		570	562
Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042[1]		19	17
Government National Mortgage Assn. Pool #MA8347 4.50% 10/20/2052[1]		675	656
Government National Mortgage Assn. Pool #MA8426 4.00% 11/20/2052[1]		28,092	26,611
Government National Mortgage Assn. Pool #MA8427 4.50% 11/20/2052[1]		32,820	31,874
Government National Mortgage Assn. Pool #MA8488 4.00% 12/20/2052[1]		3,100	2,936
Government National Mortgage Assn. Pool #MA8489 4.50% 12/20/2052[1]		13,100	12,722
Uniform Mortgage-Backed Security 2.00% 1/1/2038[1,4]		1,115	992
Uniform Mortgage-Backed Security 2.50% 1/1/2038[1,4]		2,275	2,082
Uniform Mortgage-Backed Security 4.00% 1/1/2038[1,4]		920	897
Uniform Mortgage-Backed Security 2.00% 1/1/2053[1,4]		14,849	12,086
Uniform Mortgage-Backed Security 4.50% 1/1/2053[1,4]		4,574	4,402
Uniform Mortgage-Backed Security 5.50% 1/1/2053[1,4]		53,779	53,928
Uniform Mortgage-Backed Security 6.00% 1/1/2053[1,4]		29,742	30,190
Uniform Mortgage-Backed Security 6.50% 1/1/2053[1,4]		81,263	83,237
Uniform Mortgage-Backed Security 4.00% 2/1/2053[1,4]		1,392	1,306
Uniform Mortgage-Backed Security 5.50% 2/1/2053[1,4]		31,200	31,271
Uniform Mortgage-Backed Security 6.00% 2/1/2053[1,4]		19,158	19,430
			723,593

U.S. Treasury bonds & notes 39.79%
U.S. Treasury inflation-protected securities 26.16%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[5]		21,974	21,933
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[5]		31,116	30,816
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[5]		21,857	21,606
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[5]		55,898	54,749
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[5]		14,570	14,179
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[5]		56,967	55,181
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[5]		26,585	25,622

258	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[5]	USD	8,421		$8,026
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[5]		57,803		55,543
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[5]		7,805		7,419
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[5]		3,380		3,245
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[5]		5,750		5,406
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[5]		34,217		32,092
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[5]		7,315		6,817
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[5]		12,137		12,122
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2030[5]		7,293		6,528
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[5]		6,877		6,102
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[5]		1,001		883
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[5]		4,412		3,860
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[5]		422		446
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[5]		8,558		7,171
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[5]		4,523		3,648
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[5]		4,914		4,114
U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050[5]		337		227
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[5]		6,032		3,891
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[5]		1,459		943
				392,569

U.S. Treasury 13.63%
U.S. Treasury 0.50% 11/30/2023		12,069		11,611
U.S. Treasury 2.125% 11/30/2023		—	[2]	—	[2]
U.S. Treasury 0.125% 12/15/2023		1,934		1,853
U.S. Treasury 2.25% 12/31/2023		1,332		1,300
U.S. Treasury 2.50% 1/31/2024		26,000		25,395
U.S. Treasury 1.50% 2/29/2024		369		356
U.S. Treasury 3.00% 7/31/2024		3,685		3,594
U.S. Treasury 2.75% 5/15/2025		7,459		7,193
U.S. Treasury 3.125% 8/15/2025		390		379
U.S. Treasury 3.50% 9/15/2025		28,000		27,447
U.S. Treasury 4.00% 12/15/2025		5,694		5,659
U.S. Treasury 2.625% 7/31/2029		19,809		18,245
U.S. Treasury 3.125% 8/31/2029		22,521		21,382
U.S. Treasury 3.875% 12/31/2029		2,905		2,885
U.S. Treasury 2.75% 8/15/2032		7,500		6,828
U.S. Treasury 1.125% 5/15/2040		7,000		4,393
U.S. Treasury 2.50% 2/15/2045		4,850		3,668
U.S. Treasury 2.50% 2/15/2046		3,900		2,931
U.S. Treasury 2.50% 5/15/2046		5,400		4,049
U.S. Treasury 2.875% 11/15/2046		2,700		2,174
U.S. Treasury 2.875% 5/15/2049		6,300		5,095
U.S. Treasury 2.25% 8/15/2049		1,635		1,157
U.S. Treasury 1.25% 5/15/2050[6]		19,460		10,527
U.S. Treasury 1.375% 8/15/2050		4,330		2,423
U.S. Treasury 1.625% 11/15/2050[6]		26,165		15,671
U.S. Treasury 1.875% 2/15/2051[6]		6,672		4,264
U.S. Treasury 2.00% 8/15/2051		5,546		3,650
U.S. Treasury 1.875% 11/15/2051		3,164		2,015
U.S. Treasury 2.875% 5/15/2052		350		282
U.S. Treasury 3.00% 8/15/2052		7,025		5,825
U.S. Treasury 4.00% 11/15/2052		2,290		2,302
				204,553

Total U.S. Treasury bonds & notes				597,122

American Funds Insurance Series	259

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes 5.28%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026	USD	308	$296
Fannie Mae 7.125% 1/15/2030		2,000	2,353
Federal Home Loan Bank 3.25% 11/16/2028		6,500	6,250
Federal Home Loan Bank 5.50% 7/15/2036		300	328
Private Export Funding Corp. 3.55% 1/15/2024		3,190	3,143
Private Export Funding Corp. 1.40% 7/15/2028		3,000	2,536
Tennessee Valley Authority 0.75% 5/15/2025		3,700	3,390
Tennessee Valley Authority 2.875% 2/1/2027		5,000	4,742
Tennessee Valley Authority 4.65% 6/15/2035		1,780	1,764
Tennessee Valley Authority 5.88% 4/1/2036		875	971
Tennessee Valley Authority, Series A, 4.625% 9/15/2060		250	232
TVA Southaven 3.846% 8/15/2033		887	820
U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 9/18/2023		1,250	1,255
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025		14,779	14,231
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026		1,909	2,000
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 8/1/2023		1,500	1,481
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 8/1/2024		2,250	2,190
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 8/1/2025		2,640	2,532
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026		2,625	2,497
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027		11,482	10,812
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028		3,856	3,598
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029		2,650	2,450
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030		2,482	2,361
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031		2,475	2,350
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032		2,377	2,159
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033		2,059	1,866
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034		651	589
			79,196

Total bonds, notes & other debt instruments (cost: $1,480,306,000)			1,399,911

Short-term securities 21.20%	Weighted average yield at acquisition
Commercial paper 13.42%
CAFCO, LLC 2/3/2023[7]	4.300%	8,750	8,713
Chariot Funding, LLC 1/3/2023[7]	3.880	10,000	9,995
Chariot Funding, LLC 1/27/2023[7]	4.150	8,000	7,973
Chariot Funding, LLC 2/10/2023[7]	4.657	15,000	14,923
CHARTA, LLC 1/11/2023[7]	3.900	5,680	5,672
Citigroup Global Markets, Inc. 2/21/2023[7]	4.580	6,000	5,959
Coca-Cola Co. 2/21/2023[7]	4.200	15,000	14,903
Honeywell International, Inc. 2/1/2023[7]	4.100	3,000	2,988
Honeywell International, Inc. 2/21/2023[7]	4.310	15,300	15,201
Honeywell International, Inc. 2/27/2023[7]	4.300	6,050	6,006

260	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper (continued)
Johnson & Johnson 1/30/2023[7]	4.190%	USD9,000	$8,967
Johnson & Johnson 2/13/2023[7]	4.220	10,000	9,946
Linde, Inc. 2/6/2023	4.340	15,000	14,932
Paccar Financial Corp. 1/6/2023	4.110	20,000	19,983
Procter & Gamble Co. 2/9/2023[7]	4.300	14,500	14,428
Procter & Gamble Co. 2/10/2023[7]	4.250	18,500	18,406
Roche Holdings, Inc. 1/3/2023[7]	4.230	13,950	13,944
Starbird Funding Corp. 1/3/2023[7]	4.300	8,500	8,496
			201,435

Federal agency bills & notes 6.19%
Federal Farm Credit Banks 1/12/2023	3.880	5,500	5,494
Federal Home Loan Bank 1/3/2023	3.900	850	850
Federal Home Loan Bank 1/11/2023	4.005	20,700	20,680
Federal Home Loan Bank 2/8/2023	4.161	25,000	24,896
Federal Home Loan Bank 2/10/2023	4.215	6,750	6,720
Federal Home Loan Bank 2/22/2023	4.320	4,400	4,373
Federal Home Loan Bank 2/24/2023	4.297	10,000	9,936
Federal Home Loan Bank 3/3/2023	4.370	20,000	19,856
			92,805

U.S. Treasury bills 1.59%
U.S. Treasury 11/2/2023	4.527	24,780	23,854

Total short-term securities (cost: $318,108,000)			318,094
Total investment securities 114.48% (cost: $1,798,414,000)			1,718,005
Other assets less liabilities (14.48)%			(217,283)

Net assets 100.00%			$1,500,722

Futures contracts

					Value and
					unrealized
					appreciation
				Notional	(depreciation)
		Number of		amount	at 12/31/2022
Contracts	Type	contracts	Expiration	(000)	(000)
3 Month SOFR Futures	Short	270	June 2023	USD (64,183)	$920
90 Day Eurodollar Futures	Long	1,495	September 2023	354,782	(15,731)
90 Day Eurodollar Futures	Short	923	December 2023	(219,697)	8,805
90 Day Eurodollar Futures	Short	885	December 2024	(213,285)	4,539
2 Year U.S. Treasury Note Futures	Short	298	March 2023	(61,113)	148
5 Year U.S. Treasury Note Futures	Long	3,872	March 2023	417,904	(536)
10 Year U.S. Treasury Note Futures	Long	603	March 2023	67,715	(373)
10 Year Ultra U.S. Treasury Note Futures	Long	164	March 2023	19,398	(294)
20 Year U.S. Treasury Bond Futures	Long	447	March 2023	56,029	(765)
30 Year Ultra U.S. Treasury Bond Futures	Short	35	March 2023	(4,701)	111
					$(3,176)

American Funds Insurance Series	261

U.S. Government Securities Fund (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Unrealized
							Upfront	appreciation
Receive		Pay			Notional	Value at	premium	(depreciation)
	Payment		Payment	Expiration	amount	12/31/2022	paid	at 12/31/2022
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)
SOFR	Annual	0.471%	Annual	10/26/2023	USD 30,500	$1,078	$—	$1,078
0.45801%	Annual	SOFR	Annual	10/26/2023	30,500	(1,081)	—	(1,081)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024	119,400	(6,219)	—	(6,219)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	97,600	4,372	—	4,372
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	24,000	(426)	—	(426)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	3,697	(68)	—	(68)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	17,700	(330)	—	(330)
4.345%	Annual	U.S. EFFR	Annual	9/29/2024	19,000	(85)	—	(85)
4.197%	Annual	U.S. EFFR	Annual	9/30/2024	19,000	(131)	—	(131)
4.1735%	Annual	U.S. EFFR	Annual	9/30/2024	19,400	(142)	—	(142)
4.15%	Annual	U.S. EFFR	Annual	10/6/2024	19,300	(146)	—	(146)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024	7,100	(2)	—	(2)
4.533%	Annual	U.S. EFFR	Annual	10/20/2024	8,800	(7)	—	(7)
4.56%	Annual	U.S. EFFR	Annual	10/27/2024	8,900	(2)	—	(2)
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024	10,600	(8)	—	(8)
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	20,100	1,938	—	1,938
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	20,100	1,938	—	1,938
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	22,492	2,187	—	2,187
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025	49,400	3,060	—	3,060
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028	12,800	(616)	—	(616)
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028	12,200	(590)	—	(590)
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	49,000	9,477	—	9,477
0.913%	Semi-annual	3-month USD-LIBOR	Quarterly	6/9/2030	31,000	(5,918)	—	(5,918)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	15,500	3,075	—	3,075
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038	9,800	486	—	486
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038	7,800	375	—	375
0.833%	Semi-annual	3-month USD-LIBOR	Quarterly	4/3/2040	15,800	(5,952)	—	(5,952)
3-month USD-LIBOR	Quarterly	0.811%	Semi-annual	7/27/2050	5,110	2,464	—	2,464
SOFR	Annual	2.85282%	Annual	12/6/2052	540	38	—	38
SOFR	Annual	2.93542%	Annual	12/6/2052	550	31	—	31
						$8,796	$—	$8,796

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[4]	Purchased on a TBA basis.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,807,000, which represented .72% of the net assets of the fund.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $166,520,000, which represented 11.10% of the net assets of the fund.

Key to abbreviations

Assn. = Association

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

262	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2022

Growth funds 85.30%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	5,078,871	$387,467

Total growth funds (cost: $439,303,000)		387,467

Fixed income funds 7.53%
American Funds Insurance Series – The Bond Fund of America, Class 1	3,634,107	34,197

Total fixed income funds (cost: $35,683,000)		34,197

Short-term securities 2.48%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	11,266,894	11,267

Total short-term securities (cost: $11,267,000)		11,267

Options purchased 0.04%
Options purchased*		205

Total options purchased (cost: $1,216,000)		205
Total investment securities 95.35% (cost: $487,469,000)		433,136
Other assets less liabilities 4.65%		21,106

Net assets 100.00%		$454,242

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	35	USD	13,438	USD	2,600.00	3/17/2023	$13
S&P 500 Index	70		26,877		2,700.00	3/17/2023	29
S&P 500 Index	175		67,191		2,800.00	3/17/2023	87
S&P 500 Index	5		1,920		2,850.00	3/17/2023	2
S&P 500 Index	110		42,234		2,900.00	3/17/2023	74
							$205

American Funds Insurance Series	263

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	283	March 2023	USD	30,544	$(47)
Nikkei 225 Index Contracts	Short	3	March 2023		(590)	45
Japanese Yen Currency Contracts	Short	7	March 2023		(674)	(31)
FTSE 100 Index Contracts	Short	19	March 2023		(1,716)	(1)
British Pound Currency Contracts	Short	24	March 2023		(1,812)	47
Mini MSCI Emerging Market Index Contracts	Short	57	March 2023		(2,734)	42
Russell 2000 Mini Index Contracts	Short	66	March 2023		(5,844)	156
Euro Stoxx 50 Index Contracts	Short	314	March 2023		(12,714)	544
Euro Currency Contracts	Short	101	March 2023		(13,577)	(30)
S&P Mid 400 E-mini Index Contracts	Short	92	March 2023		(22,472)	455
S&P 500 E-mini Index Contracts	Short	1,194	March 2023		(230,502)	6,305
						$7,485

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 85.30%
American Funds Insurance Series – Growth Fund, Class 1	$504,914	$458,729	$366,785	$(17,443)	$(191,948)	$387,467	$2,476	$60,090
Fixed income funds 7.53%
American Funds Insurance Series – The Bond Fund of America, Class 1	59,236	70,113	86,469	(9,458)	775	34,197	1,344	443
Total 92.83%				$(26,901)	$(191,173)	$421,664	$3,820	$60,533

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

264	American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2022

Growth funds 84.51%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,952,007	$106,435

Total growth funds (cost: $119,403,000)		106,435

Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,331,210	12,527

Total fixed income funds (cost: $13,253,000)		12,527

Short-term securities 2.09%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	2,635,506	2,636

Total short-term securities (cost: $2,636,000)		2,636

Options purchased 0.14%
Options purchased*		169

Total options purchased (cost: $399,000)		169
Total investment securities 96.69% (cost: $135,691,000)		121,767
Other assets less liabilities 3.31%		4,167

Net assets 100.00%		$125,934

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
iShares MSCI EAFE ETF	50	USD	328	USD	47.00	3/17/2023	$—	[2]
iShares MSCI EAFE ETF	1,700		11,159		48.00	3/17/2023	13
iShares MSCI EAFE ETF	450		2,954		55.00	3/17/2023	11
iShares MSCI EAFE ETF	1,375		9,025		43.00	6/16/2023	34
iShares MSCI EAFE ETF	350		2,297		45.00	6/16/2023	15
iShares MSCI EAFE ETF	200		1,313		46.00	6/16/2023	9
iShares MSCI EAFE ETF	1,700		11,159		50.00	6/16/2023	87

							$169

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	75	March 2023	USD	8,095	$(13)
S&P 500 E-mini Index Contracts	Short	66	March 2023		(12,742)	351
Mini MSCI Emerging Market Index Contracts	Short	394	March 2023		(18,900)	245
MSCI EAFE Index Contracts	Short	279	March 2023		(27,194)	428
						$1,011

American Funds Insurance Series	265

Managed Risk International Fund (continued)

Investments in affiliates3

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.51%
American Funds Insurance Series – International Fund, Class 1	$136,987	$107,662	$92,768	$(7,315)	$(38,131)	$106,435	$2,273	$16,110
Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	16,071	14,150	15,224	(2,409)	(61)	12,527	427	160
Total 94.46%				$(9,724)	$(38,192)	$118,962	$2,700	$16,270

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Amount less than one thousand.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

266	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

Investment portfolio December 31, 2022

Growth-and-income funds 84.89%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	21,639,334	$274,603

Total growth-and-income funds (cost: $299,529,000)		274,603

Fixed income funds 9.99%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,235,124	32,319

Total fixed income funds (cost: $34,728,000)		32,319

Short-term securities 2.32%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	7,500,680	7,501

Total short-term securities (cost: $7,501,000)		7,501

Options purchased 0.09%
Options purchased*		274

Total options purchased (cost: $1,254,000)		274
Total investment securities 97.29% (cost: $343,012,000)		314,697
Other assets less liabilities 2.71%		8,775

Net assets 100.00%		$323,472

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	15	USD	5,759	USD	2,500.00	3/17/2023	$4
S&P 500 Index	15		5,759		2,600.00	3/17/2023	6
S&P 500 Index	80		30,716		2,700.00	3/17/2023	33
S&P 500 Index	130		49,913		2,800.00	3/17/2023	65
S&P 500 Index	45		17,278		2,850.00	3/17/2023	24
S&P 500 Index	105		40,315		2,900.00	3/17/2023	70
S&P 500 Index	30		11,519		2,825.00	6/16/2023	72
							$274

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	146	March 2023	USD	15,758	$(81)
Russell 2000 Mini Index Contracts	Short	1	March 2023		(89)	3
S&P Mid 400 E-mini Index Contracts	Short	7	March 2023		(1,710)	31
Euro Stoxx 50 Index Contracts	Short	47	March 2023		(1,903)	70
Euro Currency Contracts	Short	15	March 2023		(2,016)	(5)
FTSE 100 Index Contracts	Short	31	March 2023		(2,799)	(5)

American Funds Insurance Series	267

Managed Risk Washington Mutual Investors Fund (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
British Pound Currency Contracts	Short	38	March 2023	USD	(2,870)	$68
S&P 500 E-mini Index Contracts	Short	563	March 2023		(108,687)	2,521
						$2,602

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 84.89%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$315,947	$235,449	$186,345	$38,519	$(128,967)	$274,603	$5,946	$61,850
Fixed income funds 9.99%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	37,066	33,763	33,365	(5,847)	702	32,319	1,347	—
Total 94.88%				$32,672	$(128,265)	$306,922	$7,293	$61,850

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

268	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2022

Growth-and-income funds 79.84%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	33,417,153	$1,677,875

Total growth-and-income funds (cost: $1,757,211,000)		1,677,875

Fixed income funds 14.97%
American Funds Insurance Series – The Bond Fund of America, Class 1	33,434,013	314,614

Total fixed income funds (cost: $348,317,000)		314,614

Short-term securities 2.25%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	47,304,896	47,305

Total short-term securities (cost: $47,305,000)		47,305

Options purchased 0.12%
Options purchased*		2,485

Total options purchased (cost: $13,461,000)		2,485
Total investment securities 97.18% (cost: $2,166,294,000)		2,042,279
Other assets less liabilities 2.82%		59,165

Net assets 100.00%		$2,101,444

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	420	USD	161,259	USD	2,700.00	3/17/2023	$172
S&P 500 Index	1,500		575,925		2,800.00	3/17/2023	750
S&P 500 Index	1,575		604,721		2,850.00	3/17/2023	838
S&P 500 Index	1,080		414,666		2,900.00	3/17/2023	725
							$2,485

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,001	March 2023	USD	108,038	$(177)
Nikkei 225 Index Contracts	Short	1	March 2023		(197)	3
Japanese Yen Currency Contracts	Short	3	March 2023		(289)	(4)
Russell 2000 Mini Index Contracts	Short	52	March 2023		(4,604)	100
Mini MSCI Emerging Market Index Contracts	Short	230	March 2023		(11,033)	137
FTSE 100 Index Contracts	Short	189	March 2023		(17,066)	(33)
British Pound Currency Contracts	Short	235	March 2023		(17,748)	433
Euro Stoxx 50 Index Contracts	Short	579	March 2023		(23,445)	892
Euro Currency Contracts	Short	187	March 2023		(25,138)	(70)

American Funds Insurance Series	269

Managed Risk Growth-Income Fund (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
S&P Mid 400 E-mini Index Contracts	Short	210	March 2023	USD(51,295)	$773
S&P 500 E-mini Index Contracts	Short	3,266	March 2023	(630,501)	14,597
					$16,651

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.84%
American Funds Insurance Series –Growth-Income Fund, Class 1	$2,125,192	$1,251,540	$1,173,057	$198,223	$(724,023)	$1,677,875	$26,763	$175,737
Fixed income funds 14.97%
American Funds Insurance Series –The Bond Fund of America, Class 1	398,789	234,510	257,964	(41,426)	(19,295)	314,614	10,505	3,897
Total 94.81%				$156,797	$(743,318)	$1,992,489	$37,268	$179,634

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

270	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2022

Asset allocation funds 95.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	93,886,027	$2,084,270

Total asset allocation funds (cost: $2,174,894,000)		2,084,270

Short-term securities 3.19%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	69,776,962	69,777

Total short-term securities (cost: $69,777,000)		69,777

Options purchased 0.02%

Options purchased*		383

Total options purchased (cost: $1,887,000)		383
Total investment securities 98.40% (cost: $2,246,558,000)		2,154,430
Other assets less liabilities 1.60%		35,042

Net assets 100.00%		$2,189,472

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	410	USD	157,419	USD	2,850.00	3/17/2023	$218
S&P 500 Index	245		94,068		2,900.00	3/17/2023	165
							$383

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,028	March 2023	USD110,952	$(162)
Mini MSCI Emerging Market Index Contracts	Short	166	March 2023	(7,963)	100
FTSE 100 Index Contracts	Short	89	March 2023	(8,036)	(18)
Russell 2000 Mini Index Contracts	Short	93	March 2023	(8,235)	157
British Pound Currency Contracts	Short	110	March 2023	(8,308)	196
Euro Stoxx 50 Index Contracts	Short	399	March 2023	(16,156)	623
Euro Currency Contracts	Short	124	March 2023	(16,669)	(47)
S&P Mid 400 E-mini Index Contracts	Short	183	March 2023	(44,700)	548
S&P 500 E-mini Index Contracts	Short	2,599	March 2023	(501,737)	12,185
					$13,582

American Funds Insurance Series	271

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates2

	Value of affiliate at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.19%
American Funds Insurance Series –Asset Allocation Fund, Class 1	$2,678,055	$1,104,342	$1,086,607	$55,156	$(666,676)	$2,084,270	$46,591	$231,217

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

272	American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2022	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund		International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,783,505	$2,874,530		$29,811,816		$6,445,629	$2,920,136
Affiliated issuers	164,535	134,983		1,166,965		306,445	167,414
Cash	695	32		1,221		1,055	671
Cash collateral received for securities on loan	—	5,872		5,587		161	32
Cash collateral pledged for futures contracts	—	—		—		—	161
Cash collateral pledged for swap contracts	—	—		—		—	—
Cash denominated in currencies other than U.S. dollars	6,010	86		1,197		1,640	929
Unrealized appreciation on open forward currency contracts	—	—		—		—	—	*
Unrealized appreciation on unfunded commitments	—	—		—		—	—
Receivables for:
Sales of investments	9,427	47		4,581		1,634	4,534
Sales of fund’s shares	1,203	347		53,171		1,486	1,478
Dividends and interest	5,076	2,430		18,226		14,915	5,113
Variation margin on futures contracts	—	—		—		—	27
Variation margin on centrally cleared swap contracts	—	—		—		—	—	*
Securities lending income	7	270		48		17	42
Currency translations	961	—		—		47	90
Other	—	—	*	—	*	—	—
	6,971,419	3,018,597		31,062,812		6,773,029	3,100,627
Liabilities:
Collateral for securities on loan	—	58,725		55,867		1,607	327
Unrealized depreciation on open forward currency contracts	—	—		—		—	50
Unrealized depreciation on unfunded commitments	—	—		—		—	—
Payables for:
Purchases of investments	3,893	1,234		69,568		2,056	2,377
Repurchases of fund’s shares	23,378	5,067		24,857		18,617	2,624
Investment advisory services	2,202	1,519		8,498		2,792	1,351
Insurance administrative fees	361	162		1,629		235	448
Services provided by related parties	1,005	515		4,478		946	393
Trustees’ deferred compensation	85	56		478		174	41
Variation margin on futures contracts	—	—		—		—	41
Variation margin on centrally cleared swap contracts	—	—		—		—	—	*
Non-U.S. taxes	4,611	8,270		886		26,641	8,988
Other	230	146		203		380	203
	35,765	75,694		166,464		53,448	16,843
Net assets at December 31, 2022	$6,935,654	$2,942,903		$30,896,348		$6,719,581	$3,083,784

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,528,931	$2,581,405		$20,120,055		$6,463,732	$2,578,375
Total distributable earnings (accumulated loss)	2,406,723	361,498		10,776,293		255,849	505,409
Net assets at December 31, 2022	$6,935,654	$2,942,903		$30,896,348		$6,719,581	$3,083,784

Investment securities on loan, at value	$—	$59,781		$54,504		$1,530	$311
Investment securities, at cost
Unaffiliated issuers	4,940,295	2,530,368		20,939,019		5,790,481	2,388,619
Affiliated issuers	164,509	133,831		1,166,747		306,396	167,393
Cash denominated in currencies other than U.S. dollars, at cost	6,096	85		1,195		1,614	939

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	273

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Assets:
Investment securities, at value:
Unaffiliated issuers	$9,042,759	$1,728,292	$30,635,898	$293,962	$1,065,349
Affiliated issuers	391,007	804	2,605,421	5,492	107,723
Cash	2,877	739	2,141	75	826
Cash collateral received for securities on loan	1,290	648	24,869	96	655
Cash collateral pledged for futures contracts	—	—	—	—	—
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	1,728	844	556	753
Unrealized appreciation on open forward currency contracts	—	—	—	5	—
Unrealized appreciation on unfunded commitments	—	—	—	—	—
Receivables for:
Sales of investments	19,678	4,368	3,486	1,304	17,973
Sales of fund’s shares	1,698	332	11,206	54	475
Dividends and interest	11,258	1,617	53,240	1,606	3,711
Variation margin on futures contracts	—	—	—	—	2
Variation margin on centrally cleared swap contracts	—	—	—	—	22
Securities lending income	7	5	71	3	4
Currency translations	3	252	—	75	101
Other	—	—	—	—	—
	9,470,577	1,738,785	33,337,176	303,228	1,197,594
Liabilities:
Collateral for securities on loan	12,908	6,480	248,693	962	6,553
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—	—	—
Payables for:
Purchases of investments	2,823	1,089	28,952	197	49,380
Repurchases of fund’s shares	7,197	4,367	62,689	744	1,446
Investment advisory services	1,903	544	7,284	121	211
Insurance administrative fees	706	118	1,021	74	328
Services provided by related parties	1,072	299	3,696	69	143
Trustees’ deferred compensation	99	25	530	14	7
Variation margin on futures contracts	—	—	—	—	95
Variation margin on centrally cleared swap contracts	—	—	—	—	25
Non-U.S. taxes	159	410	1,143	35	320
Other	10	55	201	15	20
	26,877	13,387	354,209	2,231	58,528
Net assets at December 31, 2022	$9,443,700	$1,725,398	$32,982,967	$300,997	$1,139,066

Net assets consist of:
Capital paid in on shares of beneficial interest	$7,625,116	$1,532,409	$20,816,349	$322,284	$1,032,534
Total distributable earnings (accumulated loss)	1,818,584	192,989	12,166,618	(21,287)	106,532
Net assets at December 31, 2022	$9,443,700	$1,725,398	$32,982,967	$300,997	$1,139,066

Investment securities on loan, at value	$12,432	$6,155	$240,456	$1,435	$6,251
Investment securities, at cost
Unaffiliated issuers	7,334,340	1,456,490	20,399,086	290,864	933,032
Affiliated issuers	390,957	804	2,605,095	5,489	113,396
Cash denominated in currencies other than U.S. dollars, at cost	—	1,754	847	564	763

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

274	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund†	The Bond Fund of America		Capital World Bond Fund	American High-Income Trust
Assets:
Investment securities, at value:
Unaffiliated issuers	$22,298,926	$355,901	$9,747,773		$1,438,501	$778,564
Affiliated issuers	3,019,460	9,460	1,425,720		48,843	38,565
Cash	4,463	142	3,761		431	1,024
Cash collateral received for securities on loan	5,690	—	—		—	—
Cash collateral pledged for futures contracts	—	—	—		—	99
Cash collateral pledged for swap contracts	—	—	—		—	517
Cash denominated in currencies other than U.S. dollars	592	86	—	*	732	5
Unrealized appreciation on open forward currency contracts	—	686	3,821		7,008	—
Unrealized appreciation on unfunded commitments	—	—	—		12	572
Receivables for:
Sales of investments	139,321	2,041	780,689		21	1,605
Sales of fund’s shares	1,899	327	10,460		165	585
Dividends and interest	74,681	1,624	71,420		10,334	13,187
Variation margin on futures contracts	194	29	494		326	2
Variation margin on centrally cleared swap contracts	11	16	345		149	3
Securities lending income	88	—	—		—	—
Currency translations	79	18	70		429	—
Other	—	—	—		—	3
	25,545,404	370,330	12,044,553		1,506,951	834,731
Liabilities:
Collateral for securities on loan	56,897	—	—		—	—
Unrealized depreciation on open forward currency contracts	—	150	174		2,455	—
Unrealized depreciation on unfunded commitments	9	—	—		1	3
Payables for:
Purchases of investments	647,278	1,470	1,812,910		19,999	2,546
Repurchases of fund’s shares	24,374	477	4,453		677	164
Investment advisory services	5,696	137	1,428		550	190
Insurance administrative fees	3,321	69	614		33	49
Services provided by related parties	2,697	66	1,048		217	153
Trustees’ deferred compensation	304	4	124		26	32
Variation margin on futures contracts	630	55	2,321		722	6
Variation margin on centrally cleared swap contracts	13	23	394		222	2
Non-U.S. taxes	3,511	100	5		51	—
Other	100	19	—	*	104	32
	744,830	2,570	1,823,471		25,057	3,177
Net assets at December 31, 2022	$24,800,574	$367,760	$10,221,082		$1,481,894	$831,554

Net assets consist of:
Capital paid in on shares of beneficial interest	$19,598,942	$316,997	$11,855,514		$1,808,688	$1,203,258
Total distributable earnings (accumulated loss)	5,201,632	50,763	(1,634,432)		(326,794)	(371,704)
Net assets at December 31, 2022	$24,800,574	$367,760	$10,221,082		$1,481,894	$831,554

Investment securities on loan, at value	$67,688	$—	$—		$—	$—
Investment securities, at cost
Unaffiliated issuers	17,788,591	350,438	10,540,249		1,615,990	860,644
Affiliated issuers	3,328,159	9,409	1,425,521		47,246	38,557
Cash denominated in currencies other than U.S. dollars, at cost	594	86	—	*	728	5

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	275

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	American Funds Mortgage Fund		Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$107,371		$423,579	$1,718,005	$11,472	$2,805
Affiliated issuers	—		—	—	421,664	118,962
Cash	2,692		9,083	40,936	—	—
Cash collateral received for securities on loan	—		—	—	—	—
Cash collateral pledged for futures contracts	—		—	—	15,705	2,698
Cash collateral pledged for swap contracts	—		—	—	—	—
Cash denominated in currencies other than U.S. dollars	—		—	—	—	—
Unrealized appreciation on open forward currency contracts	—		—	—	—	—
Unrealized appreciation on unfunded commitments	—		—	—	—	—
Receivables for:
Sales of investments	9,780		—	134,003	6,691	1,022
Sales of fund’s shares	42		322	2,930	237	18
Dividends and interest	261		29	5,528	57	13
Variation margin on futures contracts	2		—	185	1,011	602
Variation margin on centrally cleared swap contracts	5		—	385	—	—
Securities lending income	—		—	—	—	—
Currency translations	—		—	—	—	—
Other	1		—	—	—	—
	120,154		433,013	1,901,972	456,837	126,120
Liabilities:
Collateral for securities on loan	—		—	—	—	—
Unrealized depreciation on open forward currency contracts	—		—	—	—	—
Unrealized depreciation on unfunded commitments	—		—	—	—	—
Payables for:
Purchases of investments	31,002		—	398,190	2,108	19
Repurchases of fund’s shares	22		504	1,200	4	43
Investment advisory services	13		95	226	39	11
Insurance administrative fees	25		50	119	287	80
Services provided by related parties	21		92	310	93	26
Trustees’ deferred compensation	3		11	44	3	1
Variation margin on futures contracts	25		—	744	61	6
Variation margin on centrally cleared swap contracts	—	*	—	415	—	—
Non-U.S. taxes	—		—	—	—	—
Other	—	*	—	2	—	—
	31,111		752	401,250	2,595	186
Net assets at December 31, 2022	$89,043		$432,261	$1,500,722	$454,242	$125,934

Net assets consist of:
Capital paid in on shares of beneficial interest	$99,881		$429,623	$1,743,160	$471,757	$148,875
Total distributable earnings (accumulated loss)	(10,838)		2,638	(242,438)	(17,515)	(22,941)
Net assets at December 31, 2022	$89,043		$432,261	$1,500,722	$454,242	$125,934

Investment securities on loan, at value	$—		$—	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	109,975		423,636	1,798,414	12,483	3,035
Affiliated issuers	—		—	—	474,986	132,656
Cash denominated in currencies other than U.S. dollars, at cost	—		—	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

276	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$7,775	$49,790	$70,160
Affiliated issuers	306,922	1,992,489	2,084,270
Cash	—	—	—
Cash collateral received for securities on loan	—	—	—
Cash collateral pledged for futures contracts	6,746	43,741	34,859
Cash collateral pledged for swap contracts	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—
Unrealized appreciation on unfunded commitments	—	—	—
Receivables for:
Sales of investments	2,029	13,902	1,056
Sales of fund’s shares	72	11,603	104
Dividends and interest	36	229	280
Variation margin on futures contracts	363	2,759	2,144
Variation margin on centrally cleared swap contracts	—	—	—
Securities lending income	—	—	—
Currency translations	—	—	—
Other	—	—	—
	323,943	2,114,513	2,192,873
Liabilities:
Collateral for securities on loan	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—
Unrealized depreciation on unfunded commitments	—	—	—
Payables for:
Purchases of investments	63	10,953	—
Repurchases of fund’s shares	92	420	1,215
Investment advisory services	28	179	188
Insurance administrative fees	201	1,304	1,381
Services provided by related parties	67	56	465
Trustees’ deferred compensation	3	14	29
Variation margin on futures contracts	17	143	123
Variation margin on centrally cleared swap contracts	—	—	—
Non-U.S. taxes	—	—	—
Other	—	—	—
	471	13,069	3,401
Net assets at December 31, 2022	$323,472	$2,101,444	$2,189,472

Net assets consist of:
Capital paid in on shares of beneficial interest	$321,451	$1,965,919	$2,033,928
Total distributable earnings (accumulated loss)	2,021	135,525	155,544
Net assets at December 31, 2022	$323,472	$2,101,444	$2,189,472

Investment securities on loan, at value	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	8,755	60,766	71,664
Affiliated issuers	334,257	2,105,528	2,174,894
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	277

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$3,104,085	$915,430	$13,660,417	$3,157,234	$1,610,310
	Shares outstanding	102,854	56,436	179,057	206,282	72,225
	Net asset value per share	$30.18	$16.22	$76.29	$15.31	$22.30
Class 1A:	Net assets	$14,317	$4,256	$187,432	$10,423	$8,868
	Shares outstanding	477	266	2,479	685	399
	Net asset value per share	$30.04	$16.00	$75.61	$15.23	$22.19
Class 2:	Net assets	$3,233,725	$1,762,209	$14,451,475	$3,163,979	$763,546
	Shares outstanding	108,539	115,167	191,651	207,745	34,672
	Net asset value per share	$29.79	$15.30	$75.41	$15.23	$22.02
Class 3:	Net assets			$187,905	$15,480
	Shares outstanding	Not applicable	Not applicable	2,438	1,008	Not applicable
	Net asset value per share			$77.09	$15.35
Class 4:	Net assets	$583,527	$261,008	$2,409,119	$372,465	$701,060
	Shares outstanding	19,774	17,087	32,713	24,843	32,104
	Net asset value per share	$29.51	$15.28	$73.64	$14.99	$21.84

		Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$5,506,834	$548,491	$19,692,010	$13,396	$586,560
	Shares outstanding	433,800	46,994	392,155	1,499	53,377
	Net asset value per share	$12.69	$11.67	$50.21	$8.94	$10.99
Class 1A:	Net assets	$64,036	$5,749	$28,316	$4,894	$9,764
	Shares outstanding	5,079	496	567	562	890
	Net asset value per share	$12.61	$11.61	$49.93	$8.70	$10.98
Class 2:	Net assets	$2,775,107	$982,987	$11,507,731	$162,036	$13,016
	Shares outstanding	222,723	84,464	232,660	18,628	1,185
	Net asset value per share	$12.46	$11.64	$49.46	$8.70	$10.98
Class 3:	Net assets			$124,729
	Shares outstanding	Not applicable	Not applicable	2,478	Not applicable	Not applicable
	Net asset value per share			$50.33
Class 4:	Net assets	$1,097,723	$188,171	$1,630,181	$120,671	$529,726
	Shares outstanding	88,991	16,576	33,460	14,090	48,314
	Net asset value per share	$12.34	$11.35	$48.72	$8.56	$10.96

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

278	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	American Funds Global Balanced Fund†	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$15,137,832	$96,407	$6,369,876	$663,191	$223,824
	Shares outstanding	681,900	7,682	676,909	69,436	26,230
	Net asset value per share	$22.20	$12.55	$9.41	$9.55	$8.53
Class 1A:	Net assets	$26,595	$2,555	$220,548	$1,344	$1,263
	Shares outstanding	1,203	204	23,592	141	148
	Net asset value per share	$22.10	$12.49	$9.35	$9.50	$8.51
Class 2:	Net assets	$4,227,802	$157,808	$2,843,749	$764,813	$521,241
	Shares outstanding	192,995	12,632	306,636	80,914	62,452
	Net asset value per share	$21.91	$12.49	$9.27	$9.45	$8.35
Class 3:	Net assets	$28,209				$8,471
	Shares outstanding	1,269	Not applicable	Not applicable	Not applicable	987
	Net asset value per share	$22.23				$8.58
Class 4:	Net assets	$5,380,136	$110,990	$786,909	$52,546	$76,755
	Shares outstanding	247,415	9,009	85,213	5,633	8,291
	Net asset value per share	$21.75	$12.32	$9.23	$9.33	$9.26

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$993	$50,347	$241,681
	Shares outstanding	105	4,436	24,189	Not applicable	Not applicable
	Net asset value per share	$9.45	$11.35	$9.99
Class 1A:	Net assets	$1,656	$10	$3,952
	Shares outstanding	177	1	397	Not applicable	Not applicable
	Net asset value per share	$9.34	$11.35	$9.96
Class 2:	Net assets	$46,324	$297,253	$1,058,577
	Shares outstanding	4,951	27,031	107,285	Not applicable	Not applicable
	Net asset value per share	$9.36	$11.00	$9.87
Class 3:	Net assets		$4,328	$6,507
	Shares outstanding	Not applicable	389	649	Not applicable	Not applicable
	Net asset value per share		$11.14	$10.02
Class 4:	Net assets	$40,070	$80,323	$190,005
	Shares outstanding	4,334	7,267	19,274	Not applicable	Not applicable
	Net asset value per share	$9.25	$11.05	$9.86
Class P1:	Net assets				$9,249	$1,762
	Shares outstanding	Not applicable	Not applicable	Not applicable	813	205
	Net asset value per share				$11.37	$8.61
Class P2:	Net assets				$444,993	$124,172
	Shares outstanding	Not applicable	Not applicable	Not applicable	39,434	14,470
	Net asset value per share				$11.28	$8.58

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	279

Financial statements (continued)

Statements of assets and liabilities at December 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class P1:	Net assets	$2,748	$1,833,437	$7,152
	Shares outstanding	244	146,536	575
	Net asset value per share	$11.24	$12.51	$12.43
Class P2:	Net assets	$320,724	$268,007	$2,182,320
	Shares outstanding	28,686	21,540	180,515
	Net asset value per share	$11.18	$12.44	$12.09

*	Amount less than one thousand.
†	Formerly Global Balanced Fund.

Refer to the notes to financial statements.

280	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$99,453	$23,688	$315,299	$164,844	$57,252
Affiliated issuers	9,353	3,871	22,361	9,392	4,331
	108,806	27,559	337,660	174,236	61,583
Interest from unaffiliated issuers	53	25	1,956	2	7,384
European Union withholding tax reclaims	782	264	818	5,544	358
Interest from European Union withholding tax reclaims	71	3	22	920	14
Securities lending income (net of fees)	178	2,281	1,158	1,331	338
	109,890	30,132	341,614	182,033	69,677
Fees and expenses[1]:
Investment advisory services	36,131	21,657	109,146	35,444	21,012
Distribution services	10,254	5,525	48,823	9,585	3,999
Insurance administrative services	1,537	699	6,939	1,008	1,923
Transfer agent services	1	— [2]	6	1	1
Administrative services	2,236	973	10,468	2,191	1,018
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	77	41	299	90	34
Registration statement and prospectus	27	14	136	54	14
Trustees’ compensation	10	5	45	10	5
Auditing and legal	79	92	105	90	109
Custodian	868	430	384	1,246	758
Other	8	51	24	8	51
Total fees and expenses before waivers/reimbursement	51,228	29,487	176,375	49,727	28,924
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	5,162	1,011	1	—	3,759
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	5,162	1,011	1	—	3,759
Total fees and expenses after waivers/reimbursement	46,066	28,476	176,374	49,727	25,165
Net investment income	63,824	1,656	165,240	132,306	44,512
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	555,056	25,932	1,853,746	(374,601)	(3,895)
Affiliated issuers	(71)	(30)	(325)	(112)	(44)
Futures contracts	—	—	—	—	100
Forward currency contracts	—	—	—	—	379
Swap contracts	—	—	—	—	(2)
Currency transactions	(1,864)	50	654	(3,241)	72
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	553,121	25,952	1,854,075	(377,954)	(3,390)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(2,977,320)	(1,267,074)	(15,238,570)	(1,582,438)	(968,542)
Affiliated issuers	(19)	(25,285)	22	(57)	5
Futures contracts	—	—	—	—	129
Forward currency contracts	—	—	—	—	(30)
Swap contracts	—	—	—	—	2
Currency translations	395	(145)	(48)	(351)	(1,943)
	(2,976,944)	(1,292,504)	(15,238,596)	(1,582,846)	(970,379)
Net realized gain (loss) and unrealized depreciation	(2,423,823)	(1,266,552)	(13,384,521)	(1,960,800)	(973,769)
Net (decrease) increase in net assets resulting from operations	$(2,359,999)	$(1,264,896)	$(13,219,281)	$(1,828,494)	$(929,257)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	281

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$229,615	$49,442	$601,261	$11,087	$32,630
Affiliated issuers	6,762	1,469	40,278	302	2,614
	236,377	50,911	641,539	11,389	35,244
Interest from unaffiliated issuers	1	480	1,322	—	4,766
European Union withholding tax reclaims	—	—	3,119	995	103
Interest from European Union withholding tax reclaims	—	—	292	35	—
Securities lending income (net of fees)	293	147	836	29	65
	236,671	51,538	647,108	12,448	40,178
Fees and expenses[1]:
Investment advisory services	37,368	9,637	89,899	1,720	4,443
Distribution services	10,015	3,172	35,861	726	1,368
Insurance administrative services	2,882	499	4,286	306	1,362
Transfer agent services	2	— [2]	6	— [2]	— [2]
Administrative services	2,969	558	10,612	93	337
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	65	23	285	9	10
Registration statement and prospectus	29	5	109	5	3
Trustees’ compensation	11	2	42	1	1
Auditing and legal	52	69	102	82	70
Custodian	275	259	469	20	101
Other	5	6	23	22	1
Total fees and expenses before waivers/reimbursement	53,673	14,230	141,694	2,984	7,696
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	14,561	2,866	—	295	1,989
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	14,561	2,866	—	295	1,989
Total fees and expenses after waivers/reimbursement	39,112	11,364	141,694	2,689	5,707
Net investment income	197,559	40,174	505,414	9,759	34,471
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	73,904	(82,354)	1,822,012	(25,009)	(1,384)
Affiliated issuers	(71)	8	(316)	(4)	(691)
Futures contracts	—	—	—	—	(7,468)
Forward currency contracts	—	—	—	(54)	7
Swap contracts	—	—	—	—	1,909
Currency transactions	(22)	(382)	(871)	(231)	(125)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	73,811	(82,728)	1,820,825	(25,298)	(7,752)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(1,207,072)	(336,626)	(9,143,460)	(40,723)	(104,188)
Affiliated issuers	10	(1)	130	(2)	(5,193)
Futures contracts	—	—	—	—	(311)
Forward currency contracts	—	—	—	5	(2)
Swap contracts	—	—	—	—	36
Currency translations	(3)	(154)	(173)	1	64
	(1,207,065)	(336,781)	(9,143,503)	(40,719)	(109,594)
Net realized gain (loss) and unrealized depreciation	(1,133,254)	(419,509)	(7,322,678)	(66,017)	(117,346)
Net (decrease) increase in net assets resulting from operations	$(935,695)	$(379,335)	$(6,817,264)	$(56,258)	$(82,875)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

282	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund[3]	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$388,405	$6,485	$1	$65	$3,225
Affiliated issuers	80,475	393	34,880	3,057	610
	468,880	6,878	34,881	3,122	3,835
Interest from unaffiliated issuers	178,663	3,237	331,418	44,637	52,726
European Union withholding tax reclaims	23	—	—	—	—
Interest from European Union withholding tax reclaims	9	—	—	—	—
Securities lending income (net of fees)	631	7	—	—	—
	648,206	10,122	366,299	47,759	56,561
Fees and expenses[1]:
Investment advisory services	70,034	2,063	39,380	7,727	3,914
Distribution services	25,560	721	9,930	2,251	1,656
Insurance administrative services	14,064	300	2,381	146	203
Transfer agent services	4	— [2]	2	— [2]	— [2]
Administrative services	7,927	118	3,334	492	271
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	164	6	91	22	17
Registration statement and prospectus	51	2	216	5	4
Trustees’ compensation	30	— [2]	12	2	2
Auditing and legal	83	54	59	51	49
Custodian	616	69	95	143	18
Other	17	4	11	6	18
Total fees and expenses before waivers/reimbursement	118,550	3,337	55,511	10,845	6,152
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	—	25	21,118	611	1,428
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	—	25	21,118	611	1,428
Total fees and expenses after waivers/reimbursement	118,550	3,312	34,393	10,234	4,724
Net investment income	529,656	6,810	331,906	37,525	51,837
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	867,100	41,092	(720,113)	(161,648)	(27,908)
Affiliated issuers	(24,724)	3	(218)	17	(7)
Futures contracts	65,437	539	(136,499)	(7,447)	1,533
Forward currency contracts	—	(1,292)	1,795	(18,216)	—
Swap contracts	(73)	142	28,243	(796)	(82)
Currency transactions	4,210	(235)	(118)	(3,040)	21
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	911,950	40,249	(826,910)	(191,130)	(26,443)
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(5,229,896)	(113,353)	(1,058,517)	(184,433)	(118,628)
Affiliated issuers	(273,363)	51	76	1,587	4
Futures contracts	13,070	(454)	(6,976)	(3,811)	123
Forward currency contracts	—	725	4,002	4,071	—
Swap contracts	(1,575)	(763)	12,978	(6,561)	(161)
Currency translations	6	14	48	566	(31)
	(5,491,758)	(113,780)	(1,048,389)	(188,581)	(118,693)
Net realized gain (loss) and unrealized depreciation	(4,579,808)	(73,531)	(1,875,299)	(379,711)	(145,136)
Net (decrease) increase in net assets resulting from operations	$(4,050,152)	$(66,721)	$(1,543,393)	$(342,186)	$(93,299)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	283

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—	$—		$—	$265	$55
Affiliated issuers	—	—		—	3,820	2,700
	—	—		—	4,085	2,755
Interest from unaffiliated issuers	2,336	7,293		52,923	—	—
European Union withholding tax reclaims	—	—		—	—	—
Interest from European Union withholding tax reclaims	—	—		—	—	—
Securities lending income (net of fees)	—	—		—	—	—
	2,336	7,293		52,923	4,085	2,755
Fees and expenses[1]:
Investment advisory services	350	1,110		5,345	746	208
Distribution services	228	889		3,494	1,219	342
Insurance administrative services	105	173		522	1,244	346
Transfer agent services	— [2]	—	[2]	— [2]	— [2]	— [2]
Administrative services	31	121		503	—	—
Accounting and administrative services	—	—		—	58	49
Reports to shareholders	5	7		21	2	1
Registration statement and prospectus	2	3		7	4	2
Trustees’ compensation	— [2]	—	[2]	2	1	— [2]
Auditing and legal	44	43		46	16	16
Custodian	17	1		29	6	7
Other	— [2]	—	[2]	1	— [2]	— [2]
Total fees and expenses before waivers/reimbursement	782	2,347		9,970	3,296	971
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	158	—		2,256	249	69
Miscellaneous fee reimbursement	—	—		—	—	32
Total waivers/reimbursement of fees and expenses	158	—		2,256	249	101
Total fees and expenses after waivers/reimbursement	624	2,347		7,714	3,047	870
Net investment income	1,712	4,946		45,209	1,038	1,885
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(9,212)	—	[2]	(104,839)	(3,857)	(1,108)
Affiliated issuers	—	—		—	(26,901)	(9,724)
Futures contracts	(2,688)	—		(52,928)	1,884	4,007
Forward currency contracts	—	—		—	—	—
Swap contracts	3,147	—		20,919	—	—
Currency transactions	—	—		—	127	29
Capital gain distributions received from affiliated issuers	—	—		—	60,533	16,270
	(8,753)	—	[2]	(136,848)	31,786	9,474

Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	(3,365)	(59)		(99,107)	399	327
Affiliated issuers	—	—		—	(191,173)	(38,192)
Futures contracts	(79)	—		(3,785)	8,824	1,394
Forward currency contracts	—	—		—	—	—
Swap contracts	(1,585)	—		(7,297)	—	—
Currency translations	—	—		—	—	—
	(5,029)	(59)		(110,189)	(181,950)	(36,471)
Net realized gain (loss) and unrealized depreciation	(13,782)	(59)		(247,037)	(150,164)	(26,997)
Net (decrease) increase in net assets resulting from operations	$(12,070)	$4,887		$(201,828)	$(149,126)	$(25,112)

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

284	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2022 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$158	$1,054	$1,230
Affiliated issuers	7,293	37,268	46,591
	7,451	38,322	47,821
Interest from unaffiliated issuers	—	—	—
European Union withholding tax reclaims	—	—	—
Interest from European Union withholding tax reclaims	—	—	—
Securities lending income (net of fees)	—	—	—
	7,451	38,322	47,821
Fees and expenses[1]:
Investment advisory services	499	3,399	3,572
Distribution services	824	720	5,935
Insurance administrative services	830	5,665	5,953
Transfer agent services	— [2]	— [2]	— [2]
Administrative services	—	—	—
Accounting and administrative services	53	96	98
Reports to shareholders	2	5	6
Registration statement and prospectus	3	10	13
Trustees’ compensation	— [2]	2	3
Auditing and legal	16	18	19
Custodian	7	7	6
Other	— [2]	1	1
Total fees and expenses before waivers/reimbursement	2,234	9,923	15,606
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	166	1,135	1,192
Miscellaneous fee reimbursement	—	—	—
Total waivers/reimbursement of fees and expenses	166	1,135	1,192
Total fees and expenses after waivers/reimbursement	2,068	8,788	14,414
Net investment income	5,383	29,534	33,407
Net realized gain (loss) and unrealized depreciation:
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(3,288)	(38,643)	(5,894)
Affiliated issuers	32,672	156,797	55,156
Futures contracts	(4,543)	(51,822)	(47,767)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency transactions	43	322	259
Capital gain distributions received from affiliated issuers	61,850	179,634	231,217
	86,734	246,288	232,971
Net unrealized (depreciation) appreciation[1] on:
Investments in:
Unaffiliated issuers	51	7,712	396
Affiliated issuers	(128,265)	(743,318)	(666,676)
Futures contracts	2,705	17,339	13,823
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency translations	—	—	—
	(125,509)	(718,267)	(652,457)
Net realized gain (loss) and unrealized depreciation	(38,775)	(471,979)	(419,486)
Net (decrease) increase in net assets resulting from operations	$(33,392)	$(442,445)	$(386,079)

[1]	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
[2]	Amount less than one thousand.
[3]	Formerly Global Balanced Fund.

Refer to the notes to financial statements.

American Funds Insurance Series	285

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$63,824	$36,408	$1,656	$(11,335)	$165,240	$87,664
Net realized gain (loss)	553,121	846,935	25,952	1,098,836	1,854,075	5,061,178
Net unrealized (depreciation) appreciation	(2,976,944)	485,952	(1,292,504)	(710,657)	(15,238,596)	3,147,345
Net (decrease) increase in net assets resulting from operations	(2,359,999)	1,369,295	(1,264,896)	376,844	(13,219,281)	8,296,187

Distributions paid to shareholders	(892,563)	(486,343)	(1,091,116)	(123,155)	(5,140,514)	(5,437,958)

Net capital share transactions	597,636	466,658	721,994	(989,509)	3,850,397	3,623,473

Total (decrease) increase in net assets	(2,654,926)	1,349,610	(1,634,018)	(735,820)	(14,509,398)	6,481,702

Net assets:
Beginning of year	9,590,580	8,240,970	4,576,921	5,312,741	45,405,746	38,924,044
End of year	$6,935,654	$9,590,580	$2,942,903	$4,576,921	$30,896,348	$45,405,746

	International Fund		New World Fund		Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$132,306	$147,317	$44,512	$32,010	$197,559	$173,016
Net realized gain (loss)	(377,954)	1,273,483	(3,390)	318,018	73,811	2,286,033
Net unrealized (depreciation) appreciation	(1,582,846)	(1,501,184)	(970,379)	(136,128)	(1,207,065)	81,431
Net (decrease) increase in net assets resulting from operations	(1,828,494)	(80,384)	(929,257)	213,900	(935,695)	2,540,480

Distributions paid to shareholders	(1,146,487)	(249,096)	(357,382)	(185,700)	(2,416,808)	(166,149)

Net capital share transactions	265,209	(832,025)	(77,021)	176,091	1,331,066	(488,260)

Total (decrease) increase in net assets	(2,709,772)	(1,161,505)	(1,363,660)	204,291	(2,021,437)	1,886,071

Net assets:
Beginning of year	9,429,353	10,590,858	4,447,444	4,243,153	11,465,137	9,579,066
End of year	$6,719,581	$9,429,353	$3,083,784	$4,447,444	$9,443,700	$11,465,137

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

286	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$40,174	$44,268	$505,414	$480,125	$9,759	$34,510
Net realized gain (loss)	(82,728)	410,057	1,820,825	3,512,628	(25,298)	357,845
Net unrealized (depreciation) appreciation	(336,781)	(139,980)	(9,143,503)	4,888,658	(40,719)	(342,815)
Net (decrease) increase in net assets resulting from operations	(379,335)	314,345	(6,817,264)	8,881,411	(56,258)	49,540

Distributions paid to shareholders	(454,298)	(90,172)	(3,956,410)	(915,114)	(154,047)	(14,532)

Net capital share transactions	175,376	(14,968)	804,156	(3,505,347)	132,760	(1,112,349)

Total (decrease) increase in net assets	(658,257)	209,205	(9,969,518)	4,460,950	(77,545)	(1,077,341)

Net assets:
Beginning of year	2,383,655	2,174,450	42,952,485	38,491,535	378,542	1,455,883
End of year	$1,725,398	$2,383,655	$32,982,967	$42,952,485	$300,997	$378,542

	Capital Income Builder		Asset Allocation Fund		American Funds Global Balanced Fund*
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$34,471	$32,730	$529,656	$496,078	$6,810	$4,583
Net realized gain (loss)	(7,752)	44,998	911,950	2,982,523	40,249	24,122
Net unrealized (depreciation) appreciation	(109,594)	81,302	(5,491,758)	990,457	(113,780)	17,602
Net (decrease) increase in net assets resulting from operations	(82,875)	159,030	(4,050,152)	4,469,058	(66,721)	46,307

Distributions paid to shareholders	(31,988)	(29,764)	(3,253,724)	(1,541,316)	(2,232)	(29,247)

Net capital share transactions	109,402	(81,691)	1,398,530	(1,879,473)	(30,663)	(4,816)

Total (decrease) increase in net assets	(5,461)	47,575	(5,905,346)	1,048,269	(99,616)	12,244

Net assets:
Beginning of year	1,144,527	1,096,952	30,705,920	29,657,651	467,376	455,132
End of year	$1,139,066	$1,144,527	$24,800,574	$30,705,920	$367,760	$467,376

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	287

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America		Capital World Bond Fund		American High-Income Trust
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$331,906	$215,953	$37,525	$42,586	$51,837	$47,176
Net realized gain (loss)	(826,910)	129,232	(191,130)	16,012	(26,443)	7,485
Net unrealized (depreciation) appreciation	(1,048,389)	(353,151)	(188,581)	(168,792)	(118,693)	21,386
Net (decrease) increase in net assets resulting from operations	(1,543,393)	(7,966)	(342,186)	(110,194)	(93,299)	76,047

Distributions paid to shareholders	(462,954)	(687,442)	(30,830)	(91,748)	(67,772)	(43,416)

Net capital share transactions	(959,150)	2,474,568	(230,098)	(51,795)	(59,810)	152,225

Total (decrease) increase in net assets	(2,965,497)	1,779,160	(603,114)	(253,737)	(220,881)	184,856

Net assets:
Beginning of year	13,186,579	11,407,419	2,085,008	2,338,745	1,052,435	867,579
End of year	$10,221,082	$13,186,579	$1,481,894	$2,085,008	$831,554	$1,052,435

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,712	$1,555	$4,946	$(1,883)	$45,209	$26,482
Net realized gain (loss)	(8,753)	(90)	— †	— †	(136,848)	(5,219)
Net unrealized (depreciation) appreciation	(5,029)	(2,808)	(59)	(4)	(110,189)	(36,820)
Net (decrease) increase in net assets resulting from operations	(12,070)	(1,343)	4,887	(1,887)	(201,828)	(15,557)

Distributions paid to shareholders	(1,793)	(13,157)	(2,237)	—	(60,476)	(209,728)

Net capital share transactions	(231,492)	29,279	96,950	(41,201)	(402,273)	236,927

Total (decrease) increase in net assets	(245,355)	14,779	99,600	(43,088)	(664,577)	11,642

Net assets:
Beginning of year	334,398	319,619	332,661	375,749	2,165,299	2,153,657
End of year	$89,043	$334,398	$432,261	$332,661	$1,500,722	$2,165,299

Refer to the end of the statements of changes in net assets for footnotes.

Refer to the notes to financial statements.

288	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,038	$(392)	$1,885	$2,984	$5,383	$3,320
Net realized gain (loss)	31,786	93,312	9,474	654	86,734	15,848
Net unrealized (depreciation) appreciation	(181,950)	(21,491)	(36,471)	(10,287)	(125,509)	38,411
Net (decrease) increase in net assets resulting from operations	(149,126)	71,429	(25,112)	(6,649)	(33,392)	57,579

Distributions paid to shareholders	(90,246)	(27,384)	(4,275)	(931)	(14,671)	(6,019)

Net capital share transactions	97,021	(11,898)	(6,014)	(654)	(1,502)	(34,883)

Total (decrease) increase in net assets	(142,351)	32,147	(35,401)	(8,234)	(49,565)	16,677

Net assets:
Beginning of year	596,593	564,446	161,335	169,569	373,037	356,360
End of year	$454,242	$596,593	$125,934	$161,335	$323,472	$373,037

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
	Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$29,534	$23,938	$33,407	$29,121
Net realized gain (loss)	246,288	49,377	232,971	133,738
Net unrealized (depreciation) appreciation	(718,267)	292,194	(652,457)	169,648
Net (decrease) increase in net assets resulting from operations	(442,445)	365,509	(386,079)	332,507

Distributions paid to shareholders	(99,803)	(68,168)	(138,964)	(38,227)

Net capital share transactions	(23,880)	(64,385)	(104,505)	(254,031)

Total (decrease) increase in net assets	(566,128)	232,956	(629,548)	40,249

Net assets:
Beginning of year	2,667,572	2,434,616	2,819,020	2,778,771
End of year	$2,101,444	$2,667,572	$2,189,472	$2,819,020

*	Formerly Global Balanced Fund.
†	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	289

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds ("the funds"), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund (formerly Global Balanced Fund) — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

American High-Income Trust — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

290	American Funds Insurance Series

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund — To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series	291

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

292	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds“), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following pages present the funds’ valuation levels as of December 31, 2022 (dollars in thousands):

American Funds Insurance Series	293

Global Growth Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$923,708	$643,291	$—		$1,566,999
Health care	1,027,635	489,438	—		1,517,073
Consumer discretionary	493,333	473,688	—		967,021
Financials	213,109	405,801	—	*	618,910
Consumer staples	308,045	286,104	—		594,149
Industrials	203,723	319,481	—		523,204
Energy	163,263	172,648	—	*	335,911
Materials	200,063	25,242	—		225,305
Communication services	146,303	39,149	—		185,452
Real estate	—	12,072	—		12,072
Utilities	7,666	—	—		7,666
Preferred securities	—	115,128	—		115,128
Short-term securities	164,535	114,615	—		279,150
Total	$3,851,383	$3,096,657	$—	*	$6,948,040

* Amount less than one thousand.

Global Small Capitalization Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$145,496	$462,740	$—		$608,236
Information technology	278,192	271,360	842		550,394
Consumer discretionary	319,599	207,610	—		527,209
Health care	368,441	133,632	—		502,073
Financials	82,339	175,020	—		257,359
Materials	8,263	96,602	—		104,865
Real estate	35,375	39,017	—		74,392
Energy	13,782	16,503	25,418		55,703
Communication services	25,084	27,091	—		52,175
Utilities	10,353	37,278	—		47,631
Consumer staples	18,150	27,079	—		45,229
Preferred securities	7,126	—	18,452		25,578
Rights & warrants	—	10,007	—		10,007
Short-term securities	148,662	—	—		148,662
Total	$1,460,862	$1,503,939	$44,712		$3,009,513

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2022 (dollars in thousands):

	Beginning value at 1/1/2022	Transfers into Level 3*	Purchases	Sales	Net realized gain	Unrealized depreciation†	Transfers out of Level 3*	Ending value at 12/31/2022
Investment securities	$44,963	$—	$—	$—	$—	$(251)	$—	$44,712

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2022								$(251)

*	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
†	Net unrealized depreciation is included in the related amounts on investments in the fund’s statement of operations.

294	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Common stocks	$26,260	Market comparable companies	Price/Cash flow multiple	5.7x	5.7x	Increase
			EV/Sales multiple	6.2x	6.2x	Increase
			DLOM	16%	16%	Decrease
			Discount for lack of certainty	10%	10%	Decrease
			Risk discount	25%	25%	Decrease
Preferred securities	18,452	Transaction price	N/A	N/A	N/A	N/A
		Market comparable companies	EV/Sales multiple	6.2x - 12.9x	11.0x	Increase
			Risk discount	25%	25%	Decrease
			Net adjustment (decrease) based on movement of market comparables	44%	44%	Decrease
			DLOM	10%	10%	Decrease
Total	$44,712

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

DLOM = Discount for lack of marketability

EV = Enterprise value

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$5,461,425	$723,030	$4,704	$6,189,159
Health care	5,188,144	115,484	45,222	5,348,850
Consumer discretionary	4,793,527	439,744	—	5,233,271
Communication services	3,950,043	25,714	—	3,975,757
Industrials	3,112,991	255,410	—	3,368,401
Energy	1,737,621	91,688	—	1,829,309
Financials	1,796,618	—	—	1,796,618
Materials	973,571	—	—	973,571
Consumer staples	596,091	109,850	—	705,941
Utilities	243,420	—	—	243,420
Real estate	33,920	—	—	33,920
Preferred securities	—	21,366	36,770	58,136
Convertible stocks	7,202	—	—	7,202
Convertible bonds & notes	—	—	7,146	7,146
Bonds, notes & other debt instruments	—	15,245	—	15,245
Short-term securities	1,192,835	—	—	1,192,835
Total	$29,087,408	$1,797,531	$93,842	$30,978,781

American Funds Insurance Series	295

International Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$64,860	$1,053,264	$—		$1,118,124
Information technology	296,778	622,282	4,282		923,342
Health care	29,009	812,708	—		841,717
Materials	397,065	317,708	—		714,773
Energy	172,457	531,541	—		703,998
Consumer discretionary	135,708	472,880	—		608,588
Financials	78,042	530,056	—		608,098
Communication services	185,096	231,351	—	*	416,447
Consumer staples	—	289,938	—		289,938
Utilities	—	119,038	—		119,038
Real estate	—	39,066	—		39,066
Preferred securities	24,464	28,174	392		53,030
Rights & warrants	—	8,446	—		8,446
Short-term securities	307,469	—	—		307,469
Total	$1,690,948	$5,056,452	$4,674		$6,752,074

* Amount less than one thousand.

New World Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$263,065	$173,417	$342		$436,824
Financials	67,929	361,956	—	*	429,885
Health care	188,331	216,848	—		405,179
Industrials	108,081	225,883	—		333,964
Consumer discretionary	105,950	224,085	—	*	330,035
Materials	162,789	82,689	—	*	245,478
Consumer staples	60,987	131,035	—	*	192,022
Communication services	81,746	76,207	—	*	157,953
Energy	47,738	105,152	—	*	152,890
Utilities	14,233	39,215	—		53,448
Real estate	12,965	36,156	—		49,121
Preferred securities	14,795	8,412	9,132		32,339
Rights & warrants	31	172	—		203
Bonds, notes & other debt instruments	—	100,586	—		100,586
Short-term securities	167,623	—	—		167,623
Total	$1,296,263	$1,781,813	$9,474		$3,087,550

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$159	$—	$—	$159
Unrealized appreciation on open forward currency contracts	—	— *	—	— *
Unrealized appreciation on centrally cleared credit default swaps	—	2	—	2
Liabilities:
Unrealized depreciation on futures contracts	(66)	—	—	(66)
Unrealized depreciation on open forward currency contracts	—	(50)	—	(50)
Total	$93	$(48)	$—	$45

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts and credit default swaps are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

As of December 31, 2022, all of the fund’s investment securities were classified as Level 1.

296	American Funds Insurance Series

Capital World Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$164,931	$106,647	$—		$271,578
Health care	186,991	74,725	—		261,716
Financials	110,259	113,094	—	*	223,353
Industrials	103,918	113,308	—		217,226
Consumer discretionary	81,430	73,857	—		155,287
Consumer staples	63,755	66,879	—		130,634
Materials	69,657	51,505	—		121,162
Energy	73,762	34,823	—	*	108,585
Communication services	53,364	32,366	—	*	85,730
Utilities	25,266	24,999	—		50,265
Real estate	12,033	5,443	—		17,476
Preferred securities	263	2,512	—		2,775
Convertible bonds & notes	—	940	—		940
Bonds, notes & other debt instruments	—	6,016	—		6,016
Short-term securities	6,525	69,828	—		76,353
Total	$952,154	$776,942	$—	*	$1,729,096

* Amount less than one thousand.

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$6,365,641	$293,106	$—		$6,658,747
Industrials	4,414,100	259,779	—		4,673,879
Health care	3,850,991	534,723	—		4,385,714
Financials	2,896,787	—	—		2,896,787
Consumer discretionary	2,446,056	132,438	—		2,578,494
Communication services	2,480,083	—	—		2,480,083
Consumer staples	1,457,094	454,816	—		1,911,910
Energy	1,578,057	—	—		1,578,057
Utilities	1,262,331	69,549	—		1,331,880
Materials	1,068,166	—	—		1,068,166
Real estate	608,248	—	—		608,248
Convertible stocks	274,424	—	—		274,424
Bonds, notes & other debt instruments	—	5,916	—		5,916
Short-term securities	2,789,014	—	—		2,789,014
Total	$31,490,992	$1,750,327	$—		$33,241,319

American Funds Insurance Series	297

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$6,118	$43,633	$—	*	$49,751
Industrials	4,511	31,485	—		35,996
Consumer discretionary	2,509	32,958	—		35,467
Consumer staples	7,470	27,016	—		34,486
Information technology	1,668	30,886	—		32,554
Health care	1,316	29,812	—		31,128
Energy	8,708	14,672	—	*	23,380
Materials	9,657	7,677	—	*	17,334
Communication services	1,895	15,137	—	*	17,032
Utilities	1,142	8,106	—		9,248
Real estate	—	4,820	—		4,820
Preferred securities	1,207	693	—		1,900
Short-term securities	6,358	—	—		6,358
Total	$52,559	$246,895	$—	*	$299,454

	Other investments†
	Level 1	Level 2	Level 3		Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$5	$—		$5

*	Amount less than one thousand.
†	Forward currency contracts are not included in the fund’s investment portfolio.

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$85,911	$70,932	$ —	*	$156,843
Consumer staples	64,498	50,174	—		114,672
Health care	85,845	22,042	—		107,887
Industrials	47,860	35,750	—		83,610
Information technology	64,487	14,336	—		78,823
Utilities	39,280	31,786	—		71,066
Energy	52,011	16,387	—	*	68,398
Real estate	56,684	11,518	—		68,202
Materials	20,977	12,204	—		33,181
Consumer discretionary	16,058	16,961	—		33,019
Communication services	17,155	15,258	—		32,413
Preferred securities	—	545	—		545
Rights & warrants	6	—	—		6
Convertible stocks	5,019	—	—		5,019
Investment funds	28,059	—	—		28,059
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	107,548	—		107,548
Mortgage-backed obligations	—	69,718	89		69,807
Corporate bonds, notes & loans	—	19,621	—		19,621
Asset-backed obligations	—	9,532	—		9,532
Bonds & notes of governments & government agencies outside the U.S.	—	743	—		743
Municipals	—	228	—		228
Short-term securities	83,850	—	—		83,850
Total	$667,700	$505,283	$89		$1,173,072

Refer to the end of the tables for footnotes.

298	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$60	$—	$—	$60
Unrealized appreciation on centrally cleared interest rate swaps	—	1,900	—	1,900
Liabilities:
Unrealized depreciation on futures contracts	(139)	—	—	(139)
Unrealized depreciation on centrally cleared interest rate swaps	—	(380)	—	(380)
Unrealized depreciation on centrally cleared credit default swaps	—	(47)	—	(47)
Total	$(79)	$1,473	$—	$1,394

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Health care	$3,207,943	$95,928	$19,703		$3,323,574
Consumer discretionary	2,162,881	216,574	—		2,379,455
Financials	2,206,657	75,213	1,899		2,283,769
Information technology	2,171,644	29,717	—		2,201,361
Consumer staples	1,318,784	316,097	—		1,634,881
Industrials	1,531,415	12,088	—		1,543,503
Communication services	1,171,249	—	—		1,171,249
Energy	1,020,328	—	550		1,020,878
Materials	856,654	—	—		856,654
Real estate	236,814	—	—		236,814
Utilities	158,713	—	—		158,713
Preferred securities	—	—	189		189
Rights & warrants	—	—	—	*	—	*
Convertible stocks	—	—	63,388		63,388
Investment funds	1,367,122	—	—		1,367,122
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	1,878,858	—		1,878,858
U.S. Treasury bonds & notes	—	1,617,110	—		1,617,110
Corporate bonds, notes & loans	—	1,385,625	10,517		1,396,142
Asset-backed obligations	—	411,624	5,689		417,313
Bonds & notes of governments & government agencies outside the U.S.	—	40,766	—		40,766
Municipals	—	35,724	—		35,724
Short-term securities	1,690,923	—	—		1,690,923
Total	$19,101,127	$6,115,324	$101,935		$25,318,386

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,319	$—	$—	$2,319
Liabilities:
Unrealized depreciation on futures contracts	(3,485)	—	—	(3,485)
Unrealized depreciation on centrally cleared credit default swaps	—	(1,623)	—	(1,623)
Total	$(1,166)	$(1,623)	$—	$(2,789)

*	Amount less than one thousand.
†	Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	299

American Funds Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$16,259	$22,868	$—	$39,127
Industrials	19,116	11,649	—	30,765
Health care	18,540	10,087	—	28,627
Information technology	21,174	2,609	—	23,783
Consumer staples	4,299	15,340	—	19,639
Utilities	9,788	7,879	—	17,667
Materials	6,808	9,121	—	15,929
Energy	10,010	4,766	—	14,776
Communication services	8,684	2,866	—	11,550
Consumer discretionary	4,150	4,214	—	8,364
Real estate	2,591	2,616	—	5,207
Preferred securities	911	558	—	1,469
Convertible stocks	1,235	—	—	1,235
Investment funds	5,532	—	—	5,532
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	48,706	77	48,783
U.S. Treasury bonds & notes	—	44,273	—	44,273
Corporate bonds, notes & loans	—	20,755	—	20,755
Mortgage-backed obligations	—	9,498	—	9,498
Asset-backed obligations	—	2,304	—	2,304
Municipals	—	129	—	129
Short-term securities	3,928	12,021	—	15,949
Total	$133,025	$232,259	$77	$365,361

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$58	$—	$—	$58
Unrealized appreciation on open forward currency contracts	—	686	—	686
Unrealized appreciation on centrally cleared interest rate swaps	—	8	—	8
Unrealized appreciation on centrally cleared credit default swaps	—	7	—	7
Liabilities:
Unrealized depreciation on futures contracts	(431)	—	—	(431)
Unrealized depreciation on open forward currency contracts	—	(150)	—	(150)
Unrealized depreciation on centrally cleared interest rate swaps	—	(1,017)	—	(1,017)
Total	$(373)	$(466)	$—	$(839)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

The Bond Fund of America

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$3,535,583	$—	$3,535,583
U.S. Treasury bonds & notes	—	2,803,177	—	2,803,177
Mortgage-backed obligations	—	2,637,080	1,486	2,638,566
Asset-backed obligations	—	452,311	9,397	461,708
Municipals	—	165,594	—	165,594
Bonds & notes of governments & government agencies
outside the U.S.	—	131,985	—	131,985
Federal agency bonds & notes	—	11,160	—	11,160
Short-term securities	1,425,720	—	—	1,425,720
Total	$1,425,720	$9,736,890	$10,883	$11,173,493

300	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$6,241	$—	$—	$6,241
Unrealized appreciation on open forward currency contracts	—	3,821	—	3,821
Unrealized appreciation on centrally cleared interest rate swaps	—	15,705	—	15,705
Liabilities:
Unrealized depreciation on futures contracts	(13,194)	—	—	(13,194)
Unrealized depreciation on open forward currency contracts	—	(174)	—	(174)
Unrealized depreciation on centrally cleared interest rate swaps	—	(6,629)	—	(6,629)
Unrealized depreciation on centrally cleared credit default swaps	—	(7,009)	—	(7,009)
Total	$(6,953)	$5,714	$—	$(1,239)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Capital World Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$293,295	$—	$293,295
Japanese yen	—	111,151	—	111,151
British pounds	—	61,782	—	61,782
Chinese yuan renminbi	—	42,096	—	42,096
Canadian dollars	—	34,184	—	34,184
Mexican pesos	—	31,627	—	31,627
Australian dollars	—	24,212	—	24,212
Danish kroner	—	23,962	—	23,962
South Korean won	—	7,729	—	7,729
Colombian pesos	—	7,144	—	7,144
Chilean pesos	—	6,074	—	6,074
Indonesian rupiah	—	5,454	—	5,454
Russian rubles	—	1,371	1,984	3,355
Brazilian reais	—	3,129	—	3,129
South African rand	—	3,001	—	3,001
Dominican pesos	—	2,271	—	2,271
Malaysian ringgits	—	2,222	—	2,222
Ukrainian hryvnia	—	—	1,592	1,592
Indian rupees	—	1,102	—	1,102
Romanian leu	—	1,038	—	1,038
Polish zloty	—	879	—	879
Norwegian kroner	—	619	—	619
U.S. dollars	—	669,670	289	669,959
Investment funds	48,676	—	—	48,676
Preferred securities	—	—	20	20
Common stocks	—	—	134	134
Short-term securities	167	100,470	—	100,637
Total	$48,843	$1,434,482	$4,019	$1,487,344

American Funds Insurance Series	301

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$672	$—	$—	$672
Unrealized appreciation on open forward currency contracts	—	7,008	—	7,008
Unrealized appreciation on centrally cleared credit default swaps	—	486	—	486
Liabilities:
Unrealized depreciation on futures contracts	(4,659)	—	—	(4,659)
Unrealized depreciation on open forward currency contracts	—	(2,455)	—	(2,455)
Unrealized depreciation on centrally cleared interest rate swaps	—	(10,966)	—	(10,966)
Unrealized depreciation on centrally cleared credit default swaps	—	(19)	—	(19)
Total	$(3,987)	$(5,946)	$—	$(9,933)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American High-Income Trust

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$731,844	$4,198	$736,042
Mortgage-backed obligations	—	—	630	630
Convertible bonds & notes	—	399	79	478
Convertible stocks	483	472	—	955
Common stocks	8,540	1,520	26,932	36,992
Preferred securities	—	—	2,629	2,629
Rights & warrants	—	826	12	838
Short-term securities	38,565	—	—	38,565
Total	$47,588	$735,061	$34,480	$817,129

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$10	$—	$—	$10
Liabilities:
Unrealized depreciation on futures contracts	(98)	—	—	(98)
Unrealized depreciation on centrally cleared credit default swaps	—	(154)	—	(154)
Total	$(88)	$(154)	$—	$(242)

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2022 (dollars in thousands):

	Beginning value at 1/1/2022	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2022
Investment securities	$40,411	$3,989	$4,058	$(11,715)	$883	$(3,084)	$(62)	$34,480

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2022								$(1,467)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

302	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2022	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other debt instruments	$4,828	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
			EV/EBITDA multiple	7.5x	7.5x	Increase
			DLOM	15%	15%	Decrease
			Vendor price	N/A	N/A	N/A

		Yield analysis	Yield	15.7% - 16.0%	15.8%	Decrease
			Transaction price	N/A	N/A	N/A
		Transaction	Net adjustment (decrease) based on movement of market comparables
				10%	10%
Convertible bonds & notes	79	Transaction	Transaction price	N/A	N/A	N/A
Common stocks	26,932	Estimated recovery value	Expected proceeds	N/A	N/A	N/A
			EV/EBITDA multiple	7.5x	7.5x	Increase
			DLOM	15%	15%	Decrease
			Vendor price	N/A	N/A	N/A
			Risk discount	90%	90%	Decrease
			Net adjustment (decrease) based on movement of market comparables
				20%	20%	Decrease

			EV/EBITDA multiple	3.7x	3.7x	Increase
		Market comparable companies	EV/EBITDA less CapEx multiple	10.2x	10.2x	Increase
			DLOM	17%	17%	Decrease
		Transaction	Transaction price	N/A	N/A	N/A
			Discount for lack of certainty	5%	5%	Decrease
		Indicative market quotation	Broker quote	N/A	N/A	N/A
Preferred securities	2,629	Indicative market quotation	Broker quote	N/A	N/A	N/A
		Market comparable companies	EV/EBITDA multiple	3.5x	3.5x	Increase
			DLOM	30%	30%	Decrease
Rights & warrants	12	Indicative market quotation	Broker quote	N/A	N/A	N/A
Total	$34,480

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations and symbols

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

American Funds Insurance Series	303

American Funds Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$71,406	$—	$71,406
U.S. Treasury bonds & notes	—	10,720	—	10,720
Asset-backed obligations	—	2,388	—	2,388
Short-term securities	—	22,857	—	22,857
Total	$—	$107,371	$—	$107,371

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$49	$—	$—	$49
Unrealized appreciation on centrally cleared interest rate swaps	—	790	—	790
Liabilities:
Unrealized depreciation on futures contracts	(124)	—	—	(124)
Total	$(75)	$790	$—	$715

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

As of December 31, 2022, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$723,593	$—	$723,593
U.S. Treasury bonds & notes	—	597,122	—	597,122
Federal agency bonds & notes	—	79,196	—	79,196
Short-term securities	—	318,094	—	318,094
Total	$—	$1,718,005	$—	$1,718,005

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$14,523	$—	$—	$14,523
Unrealized appreciation on centrally cleared interest rate swaps	—	30,519	—	30,519
Liabilities:
Unrealized depreciation on futures contracts	(17,699)	—	—	(17,699)
Unrealized depreciation on centrally cleared interest rate swaps	—	(21,723)	—	(21,723)
Total	$(3,176)	$8,796	$—	$5,620

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Washington Mutual Investors Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

304	American Funds Insurance Series

Managed Risk Growth-Income Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of December 31, 2022, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

American Funds Insurance Series	305

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

306	American Funds Insurance Series

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

American Funds Insurance Series	307

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

308	American Funds Insurance Series

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. To the extent that a managed risk fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

American Funds Insurance Series	309

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received
	Value of			Value of
	investment			investment
	securities		U.S. government	securities
Funds	on loan	Cash	securities	purchased
Global Small Capitalization Fund	$59,781	$58,725	$4,519	$52,853
Growth Fund	54,504	55,867	—	50,280
International Fund	1,530	1,607	—	1,446
New World Fund	311	327	—	295
Washington Mutual Investors Fund	12,432	12,908	—	11,618
Capital World Growth and Income Fund	6,155	6,480	—	5,832
Growth-Income Fund	240,456	248,693	—	223,824
International Growth and Income Fund	1,435	962	585	866
Capital Income Builder	6,251	6,553	—	5,898
Asset Allocation Fund	67,688	56,897	17,890	51,207

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

310	American Funds Insurance Series

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2022, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $5,000,000, $150,000 and $4,155,000, respectively, which would represent 0.02%, 0.01% and 0.50%, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation on these unfunded commitments for Capital World Bond Fund and American High-Income Trust of $12,000 and $572,000, respectively, is disclosed as unrealized appreciation on unfunded commitments in each fund’s statement of assets and liabilities, and unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust of $9,000, $1,000 and $3,000, respectively, is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities. Both are included in net unrealized (depreciation) appreciation on investments in unaffiliated issuers in each fund’s statement of operations.

Options contracts — The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the funds obtain the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the funds pay the current market price, or the option premium, for the option.

The funds may terminate their position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the funds will lose the entire premium. If the option is exercised, the funds complete the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The funds may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in each fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

American Funds Insurance Series	311

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

312	American Funds Insurance Series

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options		Forward		Interest	Credit
	contracts	Futures	currency		rate	default
	purchased	contracts	contracts		swaps	swaps
New World Fund	Not applicable	$ 25,541	$ 4,534		Not applicable	$ 2,230
International Growth and Income Fund	Not applicable	Not applicable	785		Not applicable	Not applicable
Capital Income Builder	Not applicable	77,835	97	*	$ 24,014	5,645
Asset Allocation Fund	Not applicable	1,604,889	Not applicable		Not applicable	184,454
Global Balanced Fund	Not applicable	14,924	29,040		35,865	4,634
The Bond Fund of America	Not applicable	3,326,801	90,045		516,484	199,116
Capital World Bond Fund	Not applicable	297,755	449,743		384,936	92,966
American High-Income Trust	Not applicable	9,021	Not applicable		Not applicable	10,272
American Funds Mortgage Fund	Not applicable	31,977	Not applicable		4,025	Not applicable
U.S. Government Securities Fund	Not applicable	2,339,082	Not applicable		1,287,321	Not applicable
Managed Risk Growth Fund	$ 269,349	170,792	Not applicable		Not applicable	Not applicable
Managed Risk International Fund	63,717	11,008	Not applicable		Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	242,721	39,716	Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	2,353,130	267,681	Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	418,987	290,562	Not applicable		Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

American Funds Insurance Series	313

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2022 (dollars in thousands):

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$159	Unrealized depreciation[1]	$66
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	— [2]	Unrealized depreciation on open forward currency contracts	50
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	2	Unrealized depreciation[1]	—
			$161		$116

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$100	Net unrealized appreciation on futures contracts	$129
Forward currency	Currency	Net realized gain on forward currency contracts	379	Net unrealized depreciation on forward currency contracts	(30)
Swap	Credit	Net realized loss on swap contracts	(2)	Net unrealized appreciation on swap contracts	2
			$477		$101

International Growth and Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$5	Unrealized depreciation on open forward currency contracts	$—

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(54)	Net unrealized appreciation on forward currency contracts	$5

Refer to the end of the tables for footnotes.

314	American Funds Insurance Series

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$60	Unrealized depreciation[1]	$139
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,900	Unrealized depreciation[1]	380
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	47
			$1,960		$566

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(7,468)	Net unrealized depreciation on futures contracts	$(311)
Forward currency	Currency	Net realized gain on forward currency contracts	7	Net unrealized depreciation on forward currency contracts	(2)
Swap	Interest	Net realized gain on swap contracts	1,864	Net unrealized appreciation on swap contracts	69
Swap	Credit	Net realized gain on swap contracts	45	Net unrealized depreciation on swap contracts	(33)
			$(5,552)		$(277)

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$2,319	Unrealized depreciation[1]	$3,485
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	1,623
			$2,319		$5,108

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$65,437	Net unrealized appreciation on futures contracts	$13,070
Swap	Credit	Net realized loss on swap contracts	(73)	Net unrealized depreciation on swap contracts	(1,575)
			$65,364		$11,495

Refer to the end of the tables for footnotes.

American Funds Insurance Series	315

American Funds Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$58	Unrealized depreciation[1]	$431
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	686	Unrealized depreciation on open forward currency contracts	150
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	8	Unrealized depreciation[1]	1,017
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	7	Unrealized depreciation[1]	—
			$759		$1,598

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$539	Net unrealized depreciation on futures contracts	$(454)
Forward currency	Currency	Net realized loss on forward currency contracts	(1,292)	Net unrealized appreciation on forward currency contracts	725
Swap	Interest	Net realized gain on swap contracts	94	Net unrealized depreciation on swap contracts	(772)
Swap	Credit	Net realized gain on swap contracts	48	Net unrealized appreciation on swap contracts	9
			$(611)		$(492)

The Bond Fund of America

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$6,241	Unrealized depreciation[1]	$13,194
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	3,821	Unrealized depreciation on open forward currency contracts	174
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	15,705	Unrealized depreciation[1]	6,629
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	7,009
			$25,767		$27,006

Refer to the end of the tables for footnotes.

316	American Funds Insurance Series

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(136,499)	Net unrealized depreciation on futures contracts	$(6,976)
Forward currency	Currency	Net realized gain on forward currency contracts	1,795	Net unrealized appreciation on forward currency contracts	4,002
Swap	Interest	Net realized gain on swap contracts	26,807	Net unrealized appreciation on swap contracts	20,061
Swap	Credit	Net realized gain on swap contracts	1,436	Net unrealized depreciation on swap contracts	(7,083)
			$(106,461)		$10,004

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$672	Unrealized depreciation[1]	$4,659
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	7,008	Unrealized depreciation on open forward currency contracts	2,455
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	10,966
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	486	Unrealized depreciation[1]	19
			$8,166		$18,099

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(7,447)	Net unrealized depreciation on futures contracts	$(3,811)
Forward currency	Currency	Net realized loss on forward currency contracts	(18,216)	Net unrealized appreciation on forward currency contracts	4,071
Swap	Interest	Net realized loss on swap contracts	(2,331)	Net unrealized depreciation on swap contracts	(7,110)
Swap	Credit	Net realized gain on swap contracts	1,535	Net unrealized appreciation on swap contracts	549
			$(26,459)		$(6,301)

American High-Income Trust

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$10	Unrealized depreciation[1]	$98
Swap (centrally cleared)	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	154
			$10		$252

Refer to the end of the tables for footnotes.

American Funds Insurance Series	317

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$1,533	Net unrealized appreciation on futures contracts	$123
Swap	Credit	Net realized loss on swap contracts	(82)	Net unrealized depreciation on swap contracts	(161)
			$1,451		$(38)

American Funds Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$49	Unrealized depreciation[1]	$124
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	790	Unrealized depreciation[1]	—
			$839		$124

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(2,688)	Net unrealized depreciation on futures contracts	$(79)
Swap	Interest	Net realized gain on swap contracts	3,147	Net unrealized depreciation on swap contracts	(1,585)
			$459		$(1,664)

U.S. Government Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$14,523	Unrealized depreciation[1]	$17,699
Swap (centrally cleared)	Interest	Unrealized appreciation[1]	30,519	Unrealized depreciation[1]	21,723
			$45,042		$39,422

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(52,928)	Net unrealized depreciation on futures contracts	$(3,785)
Swap	Interest	Net realized gain on swap contracts	20,919	Net unrealized depreciation on swap contracts	(7,297)
			$(32,009)		$(11,082)

Refer to the end of the tables for footnotes.

318	American Funds Insurance Series

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$205	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	47	Unrealized depreciation[1]	61
Futures	Equity	Unrealized appreciation[1]	7,547	Unrealized depreciation[1]	1
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	47
			$7,799		$109

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,857)	Net unrealized appreciation on investments in unaffiliated issuers	$399
Futures	Currency	Net realized gain on futures contracts	463	Net unrealized appreciation on futures contracts	52
Futures	Equity	Net realized gain on futures contracts	12,863	Net unrealized appreciation on futures contracts	8,762
Futures	Interest	Net realized loss on futures contracts	(11,442)	Net unrealized appreciation on futures contracts	10
			$(1,973)		$9,223

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$169	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	—	Unrealized depreciation[1]	—
Futures	Equity	Unrealized appreciation[1]	1,024	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	13
			$1,193		$13

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,108)	Net unrealized appreciation on investments in unaffiliated issuers	$327
Futures	Currency	Net realized gain on futures contracts	—	Net unrealized appreciation on futures contracts	—
Futures	Equity	Net realized gain on futures contracts	6,799	Net unrealized appreciation on futures contracts	57
Futures	Interest	Net realized loss on futures contracts	(2,792)	Net unrealized appreciation on futures contracts	1,337
			$2,899		$1,721

Refer to the end of the tables for footnotes.

American Funds Insurance Series	319

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$274	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	68	Unrealized depreciation[1]	5
Futures	Equity	Unrealized appreciation[1]	2,625	Unrealized depreciation[1]	5
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	81
			$2,967		$91

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,288)	Net unrealized appreciation on investments in unaffiliated issuers	$51
Futures	Currency	Net realized gain on futures contracts	270	Net unrealized appreciation on futures contracts	68
Futures	Equity	Net realized gain on futures contracts	1,194	Net unrealized appreciation on futures contracts	2,690
Futures	Interest	Net realized loss on futures contracts	(6,007)	Net unrealized depreciation on futures contracts	(53)
			$(7,831)		$2,756

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$2,485	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	433	Unrealized depreciation[1]	74
Futures	Equity	Unrealized appreciation[1]	16,502	Unrealized depreciation[1]	33
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	177
			$19,420		$284

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(38,643)	Net unrealized appreciation on investments in unaffiliated issuers	$7,712
Futures	Currency	Net realized gain on futures contracts	1,635	Net unrealized appreciation on futures contracts	368
Futures	Equity	Net realized loss on futures contracts	(12,730)	Net unrealized appreciation on futures contracts	17,087
Futures	Interest	Net realized loss on futures contracts	(40,727)	Net unrealized depreciation on futures contracts	(116)
			$(90,465)		$25,051

Refer to the end of the tables for footnotes.

320	American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$383	Investment securities from unaffiliated issuers[3]	$—
Futures	Currency	Unrealized appreciation[1]	196	Unrealized depreciation[1]	47
Futures	Equity	Unrealized appreciation[1]	13,613	Unrealized depreciation[1]	18
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	162
			$14,192		$227

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(5,894)	Net unrealized appreciation on investments in unaffiliated issuers	$396
Futures	Currency	Net realized gain on futures contracts	1,468	Net unrealized appreciation on futures contracts	158
Futures	Equity	Net realized loss on futures contracts	(9,987)	Net unrealized appreciation on futures contracts	13,720
Futures	Interest	Net realized loss on futures contracts	(39,248)	Net unrealized depreciation on futures contracts	(55)
			$(53,661)		$14,219

[1]	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in each fund’s investment portfolio.

Collateral — Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

American Funds Insurance Series	321

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2022, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Barclays Bank PLC	$—	†	$—	$—	$—	$—	†
Liabilities:
Goldman Sachs	$26		$—	$—	$—	$26
JPMorgan Chase	24		—	—	—	24
Total	$50		$—	$—	$—	$50

International Growth and Income Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
UBS AG	$5	$—	$—	$—	$5

American Funds Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$76	$(29)	$—	$(47)	$—
BNP Paribas	66	(47)	—	—	19
Citibank	113	(28)	—	—	85
Goldman Sachs	92	(8)	—	—	84
HSBC Bank	33	(8)	—	—	25
Morgan Stanley	1	(1)	—	—	—
Standard Chartered Bank	272	(1)	—	—	271
UBS AG	33	(23)	—	—	10
Total	$686	$(145)	$—	$(47)	$494
Liabilities:
Bank of America	$29	$(29)	$—	$—	$—
Bank of New York Mellon	2	—	—	—	2
BNP Paribas	47	(47)	—	—	—
Citibank	28	(28)	—	—	—
Goldman Sachs	8	(8)	—	—	—
HSBC Bank	8	(8)	—	—	—
JPMorgan Chase	3	—	—	—	3
Morgan Stanley	1	(1)	—	—	—
Standard Chartered Bank	1	(1)	—	—	—
UBS AG	23	(23)	—	—	—
Total	$150	$(145)	$—	$—	$5

Refer to the end of the tables for footnotes.

322	American Funds Insurance Series

The Bond Fund of America

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Citibank	$63	$(59)	$—	$—	$4
HSBC Bank	106	(4)	—	—	102
Morgan Stanley	3,652	(16)	—	(2,380)	1,256
Total	$3,821	$(79)	$—	$(2,380)	$1,362
Liabilities:
Citibank	$59	$(59)	$—	$—	$—
HSBC Bank	4	(4)	—	—	—
JPMorgan Chase	95	—	—	—	95
Morgan Stanley	16	(16)	—	—	—
Total	$174	$(79)	$—	$—	$95

Capital World Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$1,728	$(1,013)	$(59)	$—	$656
BNP Paribas	433	(433)	—	—	—
Citibank	105	—	—	—	105
Goldman Sachs	128	(92)	—	—	36
HSBC Bank	215	(123)	—	(92)	—
JPMorgan Chase	89	—	—	—	89
Morgan Stanley	76	(76)	—	—	—
Standard Chartered Bank	3,616	(8)	—	(2,190)	1,418
UBS AG	618	(478)	—	—	140
Total	$7,008	$(2,223)	$(59)	$(2,282)	$2,444
Liabilities:
Bank of America	$1,013	$(1,013)	$—	$—	$—
BNP Paribas	473	(433)	(40)	—	—
Goldman Sachs	92	(92)	—	—	—
HSBC Bank	123	(123)	—	—	—
Morgan Stanley	268	(76)	—	—	192
Standard Chartered Bank	8	(8)	—	—	—
UBS AG	478	(478)	—	—	—
Total	$2,455	$(2,223)	$(40)	$—	$192

*	Collateral is shown on a settlement basis.
†	Amount less than one thousand.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

American Funds Insurance Series	323

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2022, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest
Global Growth Fund	$782	$700	$71
Global Small Capitalization Fund	264	1	3
Growth Fund	818	41	22
International Fund	5,544	1,191	920
New World Fund	358	110	14
Growth-Income Fund	3,119	674	292
International Growth and Income Fund	995	133	35
Capital Income Builder	103	—	—
Asset Allocation Fund	23	115	9

The reclaims and interest are included in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Additional tax basis disclosures for each fund as of December 31, 2022, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Undistributed ordinary income	$18,515	$1,947	$58,974	$15,623	$8,333	$45,061
Undistributed long-term capital gains	549,285	39,017	1,978,732	—	—	89,689
Capital loss carryforward*	—	—	—	(374,845)	—	—
Gross unrealized appreciation on investments	2,375,954	670,857	11,042,046	1,336,912	734,224	2,118,125
Gross unrealized depreciation on investments	(532,719)	(341,080)	(2,302,474)	(696,377)	(227,842)	(434,198)
Net unrealized appreciation (depreciation) on investments	1,843,235	329,777	8,739,572	640,535	506,382	1,683,927
Cost of investments	5,104,805	2,679,736	22,239,209	6,111,539	2,581,084	7,749,839
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(2)	1	(1)	—	2,307	—

Refer to the end of the tables for footnote.

324	American Funds Insurance Series

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Undistributed ordinary income	$6,716	$117,578	$1,209	$10,957	$120,979	$2,667
Undistributed long-term capital gains	—	1,825,597	—	—	958,605	44,806
Capital loss carryforward*	(72,176)	—	(23,828)	(28,240)	—	—
Gross unrealized appreciation on investments	404,604	11,485,057	40,113	172,719	5,621,631	32,081
Gross unrealized depreciation on investments	(145,788)	(1,261,066)	(38,777)	(48,638)	(1,495,405)	(28,506)
Net unrealized appreciation (depreciation) on investments	258,816	10,223,991	1,336	124,081	4,126,226	3,575
Cost of investments	1,470,280	23,017,328	298,123	1,050,210	21,189,651	360,934
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	1	(2)	1	—	(5)

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Undistributed ordinary income	$58,751	$—	$9,376	$529	$2,708	$8,185
Capital loss carryforward*	(907,300)	(133,685)	(298,537)	(9,549)	(1)	(177,836)
Gross unrealized appreciation on investments	59,386	15,710	31,393	1,496	27	52,241
Gross unrealized depreciation on investments	(845,293)	(205,368)	(114,413)	(3,313)	(84)	(124,942)
Net unrealized appreciation (depreciation) on investments	(785,907)	(189,658)	(83,020)	(1,817)	(57)	(72,701)
Cost of investments	11,952,694	1,666,306	899,803	109,898	423,636	1,796,326
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(18,935)	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$5,720	$1,966	$5,613	$29,224	$35,270
Undistributed long-term capital gains	105,958	8,883	41,991	263,419	248,376
Capital loss carryforward utilized	—	12,234	23,718	—	—
Gross unrealized appreciation on investments	1,057	229	981	10,979	1,506
Gross unrealized depreciation on investments	(130,250)	(34,019)	(46,563)	(168,097)	(129,608)
Net unrealized appreciation (depreciation) on investments	(129,193)	(33,790)	(45,582)	(157,118)	(128,102)
Cost of investments	569,814	156,568	362,881	2,216,048	2,296,114

*	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

American Funds Insurance Series	325

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$39,498	$361,119	$400,617	$23,870	$193,074	$216,944
Class 1A	141	1,617	1,758	55	645	700
Class 2	32,689	386,947	419,636	15,210	221,402	236,612
Class 4	4,312	66,240	70,552	1,339	30,748	32,087
Total	$76,640	$815,923	$892,563	$40,474	$445,869	$486,343

Global Small Capitalization Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$47,544	$285,173	$332,717	$—	$55,655	$55,655
Class 1A	209	1,252	1,461	—	39	39
Class 2	94,748	568,298	663,046	—	60,246	60,246
Class 4	13,417	80,475	93,892	—	7,215	7,215
Total	$155,918	$935,198	$1,091,116	$—	$123,155	$123,155

Growth Fund
	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$319,915	$1,912,725	$2,232,640	$181,380	$2,073,422	$2,254,802
Class 1A	3,677	23,411	27,088	701	9,031	9,732
Class 2	311,929	2,152,577	2,464,506	167,439	2,610,409	2,777,848
Class 3	4,207	28,163	32,370	2,435	35,107	37,542
Class 4	43,665	340,245	383,910	17,483	340,551	358,034
Total	$683,393	$4,457,121	$5,140,514	$369,438	$5,068,520	$5,437,958

International Fund
	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$94,903	$448,918	$543,821	$131,730	$—	$131,730
Class 1A	281	1,398	1,679	281	—	281
Class 2	86,539	450,228	536,767	105,815	—	105,815
Class 3	431	2,195	2,626	545	—	545
Class 4	9,244	52,350	61,594	10,725	—	10,725
Total	$191,398	$955,089	$1,146,487	$249,096	$—	$249,096

326	American Funds Insurance Series

New World Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$60,201	$129,123	$189,324	$26,785	$78,257	$105,042
Class 1A	317	724	1,041	77	273	350
Class 2	26,575	61,661	88,236	9,450	36,498	45,948
Class 4	22,718	56,063	78,781	5,794	28,566	34,360
Total	$109,811	$247,571	$357,382	$42,106	$143,594	$185,700

Washington Mutual Investors Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$351,097	$1,068,126	$1,419,223	$104,666	$—	$104,666
Class 1A	3,359	10,665	14,024	2,211	—	2,211
Class 2	173,751	551,636	725,387	46,652	—	46,652
Class 4	61,406	196,768	258,174	12,620	—	12,620
Total	$589,613	$1,827,195	$2,416,808	$166,149	$—	$166,149

Capital World Growth and Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$32,166	$109,599	$141,765	$14,543	$16,997	$31,540
Class 1A	337	1,188	1,525	99	67	166
Class 2	57,060	205,827	262,887	20,948	29,988	50,936
Class 4	10,246	37,875	48,121	3,094	4,436	7,530
Total	$99,809	$354,489	$454,298	$38,684	$51,488	$90,172

Growth-Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$597,601	$1,754,172	$2,351,773	$328,564	$239,575	$568,139
Class 1A	784	2,464	3,248	308	185	493
Class 2	328,556	1,071,265	1,399,821	164,258	145,765	310,023
Class 3	3,597	11,428	15,025	1,864	1,578	3,442
Class 4	41,526	145,017	186,543	16,599	16,418	33,017
Total	$972,064	$2,984,346	$3,956,410	$511,593	$403,521	$915,114

International Growth and Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$397	$6,104	$6,501	$4,585	$—	$4,585
Class 1A	147	2,108	2,255	140	—	140
Class 2	4,951	81,276	86,227	6,218	—	6,218
Class 4	3,387	55,677	59,064	3,589	—	3,589
Total	$8,882	$145,165	$154,047	$14,532	$—	$14,532

American Funds Insurance Series	327

Capital Income Builder

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$17,636	$—	$17,636	$16,222	$—	$16,222
Class 1A	270	—	270	218	—	218
Class 2	354	—	354	315	—	315
Class 4	13,728	—	13,728	13,009	—	13,009
Total	$31,988	$—	$31,988	$29,764	$—	$29,764

Asset Allocation Fund
	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$476,426	$1,525,081	$2,001,507	$424,814	$579,353	$1,004,167
Class 1A	708	2,098	2,806	423	457	880
Class 2	124,332	440,697	565,029	108,045	154,751	262,796
Class 3	845	2,914	3,759	717	976	1,693
Class 4	142,374	538,249	680,623	107,752	164,028	271,780
Total	$744,685	$2,509,039	$3,253,724	$641,751	$899,565	$1,541,316

American Funds Global Balanced Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$72	$498	$570	$1,680	$6,058	$7,738
Class 1A	2	13	15	45	189	234
Class 2	123	850	973	2,431	10,638	13,069
Class 4	85	589	674	1,305	6,901	8,206
Total	$282	$1,950	$2,232	$5,461	$23,786	$29,247

The Bond Fund of America

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$235,158	$60,668	$295,826	$301,454	$133,858	$435,312
Class 1A	7,470	1,700	9,170	408	193	601
Class 2	98,333	27,763	126,096	138,464	69,578	208,042
Class 4	24,749	7,113	31,862	28,710	14,777	43,487
Total	$365,710	$97,244	$462,954	$469,036	$218,406	$687,442

Capital World Bond Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$2,151	$11,752	$13,903	$34,401	$10,279	$44,680
Class 1A	3	20	23	34	7	41
Class 2	2,087	13,752	15,839	33,715	10,855	44,570
Class 4	120	945	1,065	1,845	612	2,457
Total	$4,361	$26,469	$30,830	$69,995	$21,753	$91,748

328	American Funds Insurance Series

American High-Income Trust

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$18,444		$—	$18,444		$11,054	$—	$11,054
Class 1A	100		—	100		59	—	59
Class 2	42,707		—	42,707		28,636	—	28,636
Class 3	694		—	694		429	—	429
Class 4	5,827		—	5,827		3,238	—	3,238
Total	$67,772		$—	$67,772		$43,416	$—	$43,416

American Funds Mortgage Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$15		$—	$15		$6,294	$3,087	$9,381
Class 1A	37		—	37		39	18	57
Class 2	995		—	995		1,448	784	2,232
Class 4	746		—	746		936	551	1,487
Total	$1,793		$—	$1,793		$8,717	$4,440	$13,157

Ultra-Short Bond Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$348		$—	$348		$—	$—	$—
Class 1A	—	†	—	—	†	—	—	—
Class 2	1,570		—	1,570		—	—	—
Class 3	26		—	26		—	—	—
Class 4	293		—	293		—	—	—
Total	$2,237		$—	$2,237		$—	$—	$—

U.S. Government Securities Fund

	Year ended December 31, 2022					Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$10,360		$—	$10,360		$30,987	$9,355	$40,342
Class 1A	153		—	153		389	129	518
Class 2	42,631		—	42,631		108,143	36,124	144,267
Class 3	292		—	292		714	234	948
Class 4	7,040		—	7,040		17,596	6,057	23,653
Total	$60,476		$—	$60,476		$157,829	$51,899	$209,728

Refer to the end of the tables for footnote.

American Funds Insurance Series	329

Managed Risk Growth Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$162	$1,634	$1,796	$106	$409	$515
Class P2	6,629	81,821	88,450	3,159	23,710	26,869
Total	$6,791	$83,455	$90,246	$3,265	$24,119	$27,384

Managed Risk International Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$69	$—	$69	$14	$—	$14
Class P2	4,206	—	4,206	917	—	917
Total	$4,275	$—	$4,275	$931	$—	$931

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$127	$—	$127	$40	$—	$40
Class P2	14,544	—	14,544	5,979	—	5,979
Total	$14,671	$—	$14,671	$6,019	$—	$6,019

Managed Risk Growth-Income Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$43,232	$44,484	$87,716	$30,716	$29,380	$60,096
Class P2	5,626	6,461	12,087	3,713	4,359	8,072
Total	$48,858	$50,945	$99,803	$34,429	$33,739	$68,168

Managed Risk Asset Allocation Fund

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$176	$254	$430	$114	$—	$114
Class P2	51,616	86,918	138,534	38,113	—	38,113
Total	$51,792	$87,172	$138,964	$38,227	$—	$38,227

†	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

330	American Funds Insurance Series

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

The series’ board of trustees approved a revised investment advisory and services agreement effective May 1, 2022. The revised agreement provides investment advisory services fees based on revised annual rates and net asset levels for some of the funds. The following table discloses the annual rates and net asset levels before and after the revised contract became effective:

	Prior to May 1, 2022				Effective May 1, 2022
	Rates		Net asset levels (in billions)		Rates		Net asset levels (in billions)
Fund	Beginning with	Ending with	Up to	In excess of	Beginning with	Ending with	Up to	In excess of
Global Growth Fund	.690%	.445%	$.6	$8.0	.475%	.435%	$15.0	$15.0
Global Small Capitalization Fund	.800	.635	.6	5.0	.647	.615	15.0	15.0
Growth Fund	.500	.280	.6	34.0	.500	.275	.6	44.0
International Fund	.690	.430	.5	21.0	.478	.430	15.0	21.0
New World Fund	.850	.580	.5	4.0	.577	.510	15.0	15.0
Washington Mutual Investors Fund	.500	.350	.6	10.5	.374	.350	15.0	15.0
Capital World Growth and Income Fund	.690	.480	.6	3.0	.475	.435	15.0	15.0
Growth-Income Fund	.500	.219	.6	34.0	.500	.217	.6	44.0
International Growth and Income Fund	.690	.500	.5	1.5	.478	.450	15.0	15.0
Capital Income Builder	.500	.410	.6	1.0	.357	.330	15.0	15.0
Asset Allocation Fund	.500	.240	.6	21.0	.500	.236	.6	34.0
American Funds Global Balanced Fund	.660	.510	.5	1.0	.446	.420	15.0	15.0
The Bond Fund of America	.480	.320	.6	13.0	.352	.320	15.0	15.0
Capital World Bond Fund	.570	.450	1.0	3.0	.431	.360	15.0	15.0
American High-Income Trust	.500	.420	.6	2.0	.404	.386	15.0	15.0
American Funds Mortgage Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.257	.242	15.0	15.0
U.S. Government Securities Fund	.420	.290	.6	3.0	.295	.280	15.0	15.0

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the year ended December 31, 2022, CRMC waived $1,000 in fees for Growth Fund in advance of the revised investment advisory and service agreement effective May 1, 2022. CRMC also waived a portion of its investment advisory services fees for the following funds based on the rates listed:

Fund	Waiver rates prior to May 1, 2022	Waiver rates effective May 1, 2022
Global Growth Fund	Not applicable	.11%
Global Small Capitalization Fund	Not applicable	.05
New World Fund	.18%	.07
Washington Mutual Investors Fund	.16	.11
Capital World Growth and Income Fund	.23	.14
International Growth and Income Fund	.14	.01
Capital Income Builder	.25	.14
American Funds Global Balanced Fund	Not applicable	.01
The Bond Fund of America	.19	.19
Capital World Bond Fund	.10	.10
American High-Income Trust	.19	.14
American Funds Mortgage Fund	.21	.12
U.S. Government Securities Fund	.16	.12
Managed Risk Growth Fund	.05	.05
Managed Risk International Fund	.05	.05
Managed Risk Washington Mutual Investors Fund	.05	.05
Managed Risk Growth-Income Fund	.05	.05
Managed Risk Asset Allocation Fund	.05	.05

American Funds Insurance Series	331

The waiver rates for each fund, except Growth Fund, will be in effect through at least May 1, 2023, and may only be modified or terminated with the approval of the series’ board. For the year ended December 31, 2022, total investment advisory services fees waived by CRMC were $58,051,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,	For the year ended December 31,
Fund	Beginning with	Ending with	Up to	In excess of	2022, before waiver	2022, after waiver
Global Growth Fund	.475%	.435%	$15.0	$15.0	.485%	.415%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.668	.637
Growth Fund	.500	.275	.6	44.0	.313	.313
International Fund	.478	.430	15.0	21.0	.485	.485
New World Fund	.577	.510	15.0	15.0	.619	.509
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.378	.230
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.518	.364
Growth-Income Fund	.500	.217	.6	44.0	.254	.254
International Growth and Income Fund	.478	.450	15.0	15.0	.555	.460
Capital Income Builder	.357	.330	15.0	15.0	.395	.218
Asset Allocation Fund	.500	.236	.6	34.0	.265	.265
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.523	.517
The Bond Fund of America	.352	.320	15.0	15.0	.354	.164
Capital World Bond Fund	.431	.360	15.0	15.0	.471	.433
American High-Income Trust	.404	.386	15.0	15.0	.433	.275
American Funds Mortgage Fund	.295	.280	15.0	15.0	.346	.189
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.275	.275
U.S. Government Securities Fund	.295	.280	15.0	15.0	.319	.184
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

332	American Funds Insurance Series

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,002
Class 1A	$—	$37	4
Class 2	8,754	Not applicable	1,050
Class 4	1,500	1,500	180
Total class-specific expenses	$10,254	$1,537	$2,236

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$308
Class 1A	$—	$11	1
Class 2	4,837	Not applicable	581
Class 4	688	688	83
Total class-specific expenses	$5,525	$699	$973

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,542
Class 1A	$—	$407	49
Class 2	41,888	Not applicable	5,026
Class 3	403	Not applicable	67
Class 4	6,532	6,532	784
Total class-specific expenses	$48,823	$6,939	$10,468

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,036
Class 1A	$—	$26	3
Class 2	8,573	Not applicable	1,029
Class 3	30	Not applicable	5
Class 4	982	982	118
Total class-specific expenses	$9,585	$1,008	$2,191

American Funds Insurance Series	333

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$535
Class 1A	$—	$25	3
Class 2	2,101	Not applicable	252
Class 4	1,898	1,898	228
Total class-specific expenses	$3,999	$1,923	$1,018

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,738
Class 1A	$—	$243	29
Class 2	7,376	Not applicable	885
Class 4	2,639	2,639	317
Total class-specific expenses	$10,015	$2,882	$2,969

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$175
Class 1A	$—	$15	2
Class 2	2,689	Not applicable	323
Class 4	483	484	58
Total class-specific expenses	$3,172	$499	$558

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$6,289
Class 1A	$—	$73	9
Class 2	31,403	Not applicable	3,768
Class 3	245	Not applicable	41
Class 4	4,213	4,213	505
Total class-specific expenses	$35,861	$4,286	$10,612

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4
Class 1A	$—	$12	2
Class 2	432	Not applicable	52
Class 4	294	294	35
Total class-specific expenses	$726	$306	$93

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$170
Class 1A	$—	$24	3
Class 2	31	Not applicable	4
Class 4	1,337	1,338	160
Total class-specific expenses	$1,368	$1,362	$337

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,850
Class 1A	$—	$62	8
Class 2	11,503	Not applicable	1,380
Class 3	55	Not applicable	9
Class 4	14,002	14,002	1,680
Total class-specific expenses	$25,560	$14,064	$7,927

American Funds Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$31
Class 1A	$—	$7	1
Class 2	428	Not applicable	51
Class 4	293	293	35
Total class-specific expenses	$721	$300	$118

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2,100
Class 1A	$—	$354	43
Class 2	7,903	Not applicable	948
Class 4	2,027	2,027	243
Total class-specific expenses	$9,930	$2,381	$3,334

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$222
Class 1A	$—	$4	—	*
Class 2	2,109	Not applicable	253
Class 4	142	142	17
Total class-specific expenses	$2,251	$146	$492

Refer to the end of the tables for footnote.

334	American Funds Insurance Series

American High-Income Trust

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$71
Class 1A	$—	$3	—	*
Class 2	1,440	Not applicable	173
Class 3	16	Not applicable	3
Class 4	200	200	24
Total class-specific expenses	$1,656	$203	$271

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$3
Class 1A	$—	$4	1
Class 2	127	Not applicable	15
Class 4	101	101	12
Total class-specific expenses	$228	$105	$31

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$14
Class 1A	$—	$—	—	*
Class 2	707	Not applicable	85
Class 3	9	Not applicable	1
Class 4	173	173	21
Total class-specific expenses	$889	$173	$121

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$81
Class 1A	$—	$10	1
Class 2	2,967	Not applicable	356
Class 3	15	Not applicable	3
Class 4	512	512	62
Total class-specific expenses	$3,494	$522	$503

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$25
Class P2	$1,219	1,219
Total class-specific expenses	$1,219	$1,244

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4
Class P2	$342	342
Total class-specific expenses	$342	$346

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$6
Class P2	$824	824
Total class-specific expenses	$824	$830

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,945
Class P2	$720	720
Total class-specific expenses	$720	$5,665

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$18
Class P2	$5,935	5,935
Total class-specific expenses	$5,935	$5,953

*	Amount less than one thousand.

American Funds Insurance Series	335

Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2022, total fees and expenses reimbursed by CRMC were $32,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Decrease in value of deferred amounts	Total trustees’ compensation
Global Growth Fund	$21		$(11)	$10
Global Small Capitalization Fund	10		(5)	5
Growth Fund	99		(54)	45
International Fund	21		(11)	10
New World Fund	10		(5)	5
Washington Mutual Investors Fund	27		(16)	11
Capital World Growth and Income Fund	5		(3)	2
Growth-Income Fund	98		(56)	42
International Growth and Income Fund	1		— *	1
Capital Income Builder	3		(2)	1
Asset Allocation Fund	73		(43)	30
American Funds Global Balanced Fund	1		(1)	—	*
The Bond Fund of America	31		(19)	12
Capital World Bond Fund	5		(3)	2
American High-Income Trust	3		(1)	2
American Funds Mortgage Fund	—	*	— *	—	*
Ultra-Short Bond Fund	1		(1)	—	*
U.S. Government Securities Fund	5		(3)	2
Managed Risk Growth Fund	2		(1)	1
Managed Risk International Fund	—	*	— *	—	*
Managed Risk Washington Mutual Investors Fund	1		(1)	—	*
Managed Risk Growth-Income Fund	6		(4)	2
Managed Risk Asset Allocation Fund	7		(4)	3

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

336	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized loss or gain from such sales, if any, as of December 31, 2022 (dollars in thousands):

Fund	Purchases	Sales	Net realized (loss) gain
Global Growth Fund	$49,680	$71,818	$(20,300)
Global Small Capitalization Fund	57,920	34,601	1,035
Growth Fund	261,401	361,390	36,542
International Fund	104,003	132,023	(15,330)
New World Fund	32,986	51,119	1,384
Washington Mutual Investors Fund	78,899	86,050	(13,933)
Capital World Growth and Income Fund	29,485	42,194	(1,316)
Growth-Income Fund	260,856	367,634	60,804
International Growth and Income Fund	3,035	3,711	(301)
Capital Income Builder	11,219	9,127	1,159
Asset Allocation Fund	217,739	147,808	(22,154)
American Funds Global Balanced Fund	2,864	3,686	(19)
The Bond Fund of America	1,289	6,983	(541)
Capital World Bond Fund	58	14,120	(947)
American High-Income Trust	57	29,194	(1,415)

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2022.

American Funds Insurance Series	337

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$434,070	13,042	$400,617	12,733	$(553,744)	(16,845)	$280,943	8,930
Class 1A	2,997	91	1,758	56	(2,085)	(65)	2,670	82
Class 2	92,048	2,700	419,636	13,511	(295,933)	(9,100)	215,751	7,111
Class 4	99,092	2,978	70,552	2,294	(71,372)	(2,195)	98,272	3,077
Total net increase (decrease)	$628,207	18,811	$892,563	28,594	$(923,134)	(28,205)	$597,636	19,200

Year ended December 31, 2021

Class 1	$683,154	15,421	$216,944	5,062	$(307,264)	(6,960)	$592,834	13,523
Class 1A	6,731	151	700	17	(2,591)	(58)	4,840	110
Class 2	69,770	1,607	236,612	5,601	(588,817)	(13,514)	(282,435)	(6,306)
Class 4	167,855	3,876	32,087	766	(48,523)	(1,127)	151,419	3,515
Total net increase (decrease)	$927,510	21,055	$486,343	11,446	$(947,195)	(21,659)	$466,658	10,842

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$187,481	9,235	$331,498	19,030	$(570,697)	(21,774)	$(51,718)	6,491
Class 1A	989	43	1,461	85	(276)	(15)	2,174	113
Class 2	111,019	5,043	663,046	40,307	(118,512)	(6,722)	655,553	38,628
Class 4	56,480	2,653	93,892	5,707	(34,387)	(1,715)	115,985	6,645
Total net increase (decrease)	$355,969	16,974	$1,089,897	65,129	$(723,872)	(30,226)	$721,994	51,877

Year ended December 31, 2021

Class 1	$216,763	6,235	$55,510	1,581	$(1,077,292)	(31,128)	$(805,019)	(23,312)
Class 1A	4,095	118	39	1	(153)	(4)	3,981	115
Class 2	59,596	1,785	60,246	1,778	(374,611)	(11,071)	(254,769)	(7,508)
Class 4	89,704	2,662	7,215	212	(30,621)	(901)	66,298	1,973
Total net increase (decrease)	$370,158	10,800	$123,010	3,572	$(1,482,677)	(43,104)	$(989,509)	(28,732)

Refer to the end of the tables for footnotes.

338	American Funds Insurance Series

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$2,593,666	29,149	$2,228,505	26,120	$(3,051,097)	(31,275)	$1,771,074	23,994
Class 1A	133,124	1,387	27,088	320	(15,271)	(181)	144,941	1,526
Class 2	520,092	5,686	2,464,507	29,214	(1,621,163)	(17,346)	1,363,436	17,554
Class 3	1,224	14	32,371	376	(28,004)	(296)	5,591	94
Class 4	409,323	4,647	383,909	4,657	(227,877)	(2,558)	565,355	6,746
Total net increase (decrease)	$3,657,429	40,883	$5,136,380	60,687	$(4,943,412)	(51,656)	$3,850,397	49,914

Year ended December 31, 2021

Class 1	$2,916,865	22,963	$2,251,516	19,653	$(2,207,142)	(17,684)	$2,961,239	24,932
Class 1A	68,640	560	9,733	86	(25,312)	(198)	53,061	448
Class 2	432,245	3,495	2,777,848	24,558	(3,289,822)	(26,755)	(79,729)	1,298
Class 3	1,972	15	37,541	326	(37,449)	(298)	2,064	43
Class 4	553,762	4,582	358,034	3,232	(224,958)	(1,864)	686,838	5,950
Total net increase (decrease)	$3,973,484	31,615	$5,434,672	47,855	$(5,784,683)	(46,799)	$3,623,473	32,671

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$280,536	15,960	$543,821	32,473	$(1,015,741)	(51,244)	$(191,384)	(2,811)
Class 1A	2,247	127	1,679	101	(1,009)	(63)	2,917	165
Class 2	189,379	10,637	536,766	32,189	(347,301)	(20,471)	378,844	22,355
Class 3	87	5	2,627	156	(1,366)	(79)	1,348	82
Class 4	65,571	3,703	61,594	3,751	(53,681)	(3,200)	73,484	4,254
Total net increase (decrease)	$537,820	30,432	$1,146,487	68,670	$(1,419,098)	(75,057)	$265,209	24,045

Year ended December 31, 2021

Class 1	$366,681	15,339	$131,729	5,782	$(1,253,303)	(51,135)	$(754,893)	(30,014)
Class 1A	4,570	192	281	13	(2,479)	(103)	2,372	102
Class 2	264,867	11,161	105,815	4,673	(502,502)	(20,818)	(131,820)	(4,984)
Class 3	125	5	546	24	(3,534)	(146)	(2,863)	(117)
Class 4	95,888	4,069	10,725	480	(51,434)	(2,169)	55,179	2,380
Total net increase (decrease)	$732,131	30,766	$249,096	10,972	$(1,813,252)	(74,371)	$(832,025)	(32,633)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	339

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$91,026	3,688	$189,325	7,939	$(434,293)	(16,140)	$(153,942)	(4,513)
Class 1A	1,549	60	1,040	44	(1,769)	(76)	820	28
Class 2	72,626	2,937	88,236	3,744	(163,288)	(6,534)	(2,426)	147
Class 4	133,209	5,310	78,780	3,371	(133,462)	(5,583)	78,527	3,098
Total net increase (decrease)	$298,410	11,995	$357,381	15,098	$(732,812)	(28,333)	$(77,021)	(1,240)

Year ended December 31, 2021

Class 1	$180,001	5,517	$104,795	3,183	$(165,865)	(5,053)	$118,931	3,647
Class 1A	14,137	436	350	11	(21,114)	(642)	(6,627)	(195)
Class 2	82,347	2,547	45,947	1,410	(159,868)	(4,915)	(31,574)	(958)
Class 4	135,084	4,224	34,360	1,061	(74,083)	(2,295)	95,361	2,990
Total net increase (decrease)	$411,569	12,724	$185,452	5,665	$(420,930)	(12,905)	$176,091	5,484

Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$311,628	22,333	$1,412,614	106,476	$(1,024,832)	(69,053)	$699,410	59,756
Class 1A	33,907	2,321	14,025	1,066	(125,110)	(7,699)	(77,178)	(4,312)
Class 2	48,719	3,523	725,386	55,707	(414,058)	(28,659)	360,047	30,571
Class 4	238,615	16,711	258,174	20,025	(148,002)	(10,093)	348,787	26,643
Total net increase (decrease)	$632,869	44,888	$2,410,199	183,274	$(1,712,002)	(115,504)	$1,331,066	112,658

Year ended December 31, 2021

Class 1	$740,227	42,419	$104,068	6,017	$(1,150,862)	(70,448)	$(306,567)	(22,012)
Class 1A	128,020	7,779	2,211	129	(4,020)	(244)	126,211	7,664
Class 2	51,950	3,263	46,652	2,739	(508,810)	(31,581)	(410,208)	(25,579)
Class 4	156,222	9,709	12,620	746	(66,538)	(4,145)	102,304	6,310
Total net increase (decrease)	$1,076,419	63,170	$165,551	9,631	$(1,730,230)	(106,418)	$(488,260)	(33,617)

Capital World Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$286,528	22,239	$137,343	10,946	$(434,782)	(30,278)	$(10,911)	2,907
Class 1A	1,618	116	1,525	122	(1,079)	(91)	2,064	147
Class 2	15,274	1,157	262,887	21,001	(144,703)	(10,617)	133,458	11,541
Class 4	25,643	1,909	48,121	3,940	(22,999)	(1,756)	50,765	4,093
Total net increase (decrease)	$329,063	25,421	$449,876	36,009	$(603,563)	(42,742)	$175,376	18,688

Year ended December 31, 2021

Class 1	$171,552	9,531	$30,555	1,698	$(117,328)	(6,578)	$84,779	4,651
Class 1A	4,092	231	166	9	(605)	(34)	3,653	206
Class 2	21,440	1,205	50,935	2,838	(216,241)	(12,206)	(143,866)	(8,163)
Class 4	49,326	2,833	7,530	427	(16,390)	(939)	40,466	2,321
Total net increase (decrease)	$246,410	13,800	$89,186	4,972	$(350,564)	(19,757)	$(14,968)	(985)

Refer to the end of the tables for footnotes.

340	American Funds Insurance Series

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$2,026,623	38,323	$2,348,918	43,972	$(3,853,406)	(68,861)	$522,135	13,434
Class 1A	4,813	89	3,248	61	(3,333)	(64)	4,728	86
Class 2	119,436	2,219	1,399,821	26,589	(1,455,432)	(26,710)	63,825	2,098
Class 3	766	15	15,025	280	(15,511)	(279)	280	16
Class 4	180,173	3,342	186,543	3,596	(153,528)	(2,879)	213,188	4,059
Total net increase (decrease)	$2,331,811	43,988	$3,953,555	74,498	$(5,481,210)	(98,793)	$804,156	19,693

Year ended December 31, 2021

Class 1	$778,306	12,603	$567,351	8,928	$(3,472,494)	(56,343)	$(2,126,837)	(34,812)
Class 1A	14,065	224	493	8	(2,433)	(39)	12,125	193
Class 2	143,239	2,361	310,023	4,964	(2,027,406)	(33,135)	(1,574,144)	(25,810)
Class 3	1,007	16	3,442	54	(23,575)	(379)	(19,126)	(309)
Class 4	302,016	4,995	33,018	536	(132,399)	(2,191)	202,635	3,340
Total net increase (decrease)	$1,238,633	20,199	$914,327	14,490	$(5,658,307)	(92,087)	$(3,505,347)	(57,398)

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$2,793	220	$6,501	686	$(16,761)	(946)	$(7,467)	(40)
Class 1A	1,041	92	2,255	244	(921)	(61)	2,375	275
Class 2	7,743	664	86,227	9,344	(24,550)	(2,262)	69,420	7,746
Class 4	23,335	2,027	59,065	6,499	(13,968)	(1,295)	68,432	7,231
Total net increase (decrease)	$34,912	3,003	$154,048	16,773	$(56,200)	(4,564)	$132,760	15,212

Year ended December 31, 2021

Class 1	$48,015	2,368	$4,294	210	$(1,169,382)	(59,936)	$(1,117,073)	(57,358)
Class 1A	2,986	152	141	7	(561)	(28)	2,566	131
Class 2	8,004	401	6,218	322	(29,755)	(1,507)	(15,533)	(784)
Class 4	27,229	1,381	3,589	188	(13,127)	(671)	17,691	898
Total net increase (decrease)	$86,234	4,302	$14,242	727	$(1,212,825)	(62,142)	$(1,112,349)	(57,113)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	341

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$177,351	15,800	$17,636	1,573	$(114,944)	(10,289)	$80,043	7,084
Class 1A	2,218	196	270	24	(1,259)	(111)	1,229	109
Class 2	2,390	211	355	32	(1,006)	(88)	1,739	155
Class 4	94,517	8,303	13,728	1,228	(81,854)	(7,293)	26,391	2,238
Total net increase (decrease)	$276,476	24,510	$31,989	2,857	$(199,063)	(17,781)	$109,402	9,586

Year ended December 31, 2021

Class 1	$107,711	9,192	$16,222	1,379	$(252,397)	(21,377)	$(128,464)	(10,806)
Class 1A	2,434	206	218	19	(451)	(39)	2,201	186
Class 2	5,007	428	315	27	(1,572)	(134)	3,750	321
Class 4	70,040	6,029	13,009	1,105	(42,227)	(3,629)	40,822	3,505
Total net increase (decrease)	$185,192	15,855	$29,764	2,530	$(296,647)	(25,179)	$(81,691)	(6,794)

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$1,365,105	57,634	$2,001,507	85,450	$(2,607,782)	(108,817)	$758,830	34,267
Class 1A	8,603	375	2,806	121	(2,839)	(126)	8,570	370
Class 2	58,248	2,413	565,030	24,435	(581,503)	(24,252)	41,775	2,596
Class 3	126	5	3,759	160	(3,377)	(141)	508	24
Class 4	332,209	13,862	680,622	29,650	(423,984)	(17,975)	588,847	25,537
Total net increase (decrease)	$1,764,291	74,289	$3,253,724	139,816	$(3,619,485)	(151,311)	$1,398,530	62,794

Year ended December 31, 2021

Class 1	$1,077,099	38,077	$1,004,165	35,557	$(4,395,063)	(151,941)	$(2,313,799)	(78,307)
Class 1A	8,925	315	880	31	(1,749)	(63)	8,056	283
Class 2	117,974	4,243	262,797	9,420	(649,009)	(23,286)	(268,238)	(9,623)
Class 3	1,030	36	1,693	60	(2,340)	(83)	383	13
Class 4	687,105	24,820	271,781	9,809	(264,761)	(9,619)	694,125	25,010
Total net increase (decrease)	$1,892,133	67,491	$1,541,316	54,877	$(5,312,922)	(184,992)	$(1,879,473)	(62,624)

Refer to the end of the tables for footnotes.

342	American Funds Insurance Series

American Funds Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$37,857	3,046	$570	44	$(45,473)	(3,593)	$(7,046)	(503)
Class 1A	160	12	15	1	(857)	(63)	(682)	(50)
Class 2	3,979	308	974	74	(24,238)	(1,876)	(19,285)	(1,494)
Class 4	9,992	779	674	52	(14,316)	(1,139)	(3,650)	(308)
Total net increase (decrease)	$51,988	4,145	$2,233	171	$(84,884)	(6,671)	$(30,663)	(2,355)

Year ended December 31, 2021

Class 1	$9,259	623	$7,739	533	$(40,506)	(2,798)	$(23,508)	(1,642)
Class 1A	925	63	233	16	(252)	(17)	906	62
Class 2	5,621	383	13,069	902	(27,137)	(1,828)	(8,447)	(543)
Class 4	28,503	1,957	8,206	572	(10,476)	(713)	26,233	1,816
Total net increase (decrease)	$44,308	3,026	$29,247	2,023	$(78,371)	(5,356)	$(4,816)	(307)

The Bond Fund of America

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$1,045,629	102,870	$293,730	29,996	$(2,254,686)	(218,872)	$(915,327)	(86,006)
Class 1A	222,556	22,066	9,170	944	(5,163)	(515)	226,563	22,495
Class 2	49,800	5,005	126,095	13,059	(487,579)	(48,690)	(311,684)	(30,626)
Class 4	123,107	12,517	31,861	3,314	(113,670)	(11,505)	41,298	4,326
Total net increase (decrease)	$1,441,092	142,458	$460,856	47,313	$(2,861,098)	(279,582)	$(959,150)	(89,811)

Year ended December 31, 2021

Class 1	$2,441,954	212,866	$432,376	38,456	$(737,146)	(64,100)	$2,137,184	187,222
Class 1A	5,329	464	601	54	(2,565)	(223)	3,365	295
Class 2	204,371	17,879	208,042	18,765	(302,247)	(26,735)	110,166	9,909
Class 4	240,539	21,228	43,487	3,939	(60,173)	(5,327)	223,853	19,840
Total net increase (decrease)	$2,892,193	252,437	$684,506	61,214	$(1,102,131)	(96,385)	$2,474,568	217,266

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$63,069	6,354	$13,903	1,398	$(234,228)	(22,105)	$(157,256)	(14,353)
Class 1A	470	46	24	2	(371)	(38)	123	10
Class 2	32,696	3,225	15,838	1,606	(121,387)	(11,954)	(72,853)	(7,123)
Class 4	7,078	688	1,065	109	(8,255)	(838)	(112)	(41)
Total net increase (decrease)	$103,313	10,313	$30,830	3,115	$(364,241)	(34,935)	$(230,098)	(21,507)

Year ended December 31, 2021

Class 1	$129,119	10,361	$44,414	3,661	$(305,638)	(24,399)	$(132,105)	(10,377)
Class 1A	1,155	95	40	3	(261)	(21)	934	77
Class 2	83,201	6,733	44,570	3,700	(58,585)	(4,813)	69,186	5,620
Class 4	19,357	1,604	2,457	206	(11,624)	(951)	10,190	859
Total net increase (decrease)	$232,832	18,793	$91,481	7,570	$(376,108)	(30,184)	$(51,795)	(3,821)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	343

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$29,406	3,042	$17,917	2,062	$(58,971)	(6,116)	$(11,648)	(1,012)
Class 1A	362	39	100	11	(426)	(45)	36	5
Class 2	7,171	758	42,707	5,019	(98,679)	(10,782)	(48,801)	(5,005)
Class 3	432	46	695	79	(1,385)	(149)	(258)	(24)
Class 4	65,309	6,490	5,827	619	(70,275)	(6,997)	861	112
Total net increase (decrease)	$102,680	10,375	$67,246	7,790	$(229,736)	(24,089)	$(59,810)	(5,924)

Year ended December 31, 2021

Class 1	$160,559	15,547	$10,757	1,060	$(19,514)	(1,906)	$151,802	14,701
Class 1A	915	89	59	5	(548)	(53)	426	41
Class 2	20,019	2,003	28,636	2,874	(66,675)	(6,630)	(18,020)	(1,753)
Class 3	908	88	429	42	(1,328)	(129)	9	1
Class 4	143,656	13,002	3,238	295	(128,886)	(11,648)	18,008	1,649
Total net increase (decrease)	$326,057	30,729	$43,119	4,276	$(216,951)	(20,366)	$152,225	14,639

American Funds Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$784	78	$15	2	$(229,165)	(21,726)	$(228,366)	(21,646)
Class 1A	662	67	37	4	(1,033)	(103)	(334)	(32)
Class 2	3,214	326	995	103	(9,402)	(951)	(5,193)	(522)
Class 4	10,671	1,091	746	78	(9,016)	(920)	2,401	249
Total net increase (decrease)	$15,331	1,562	$1,793	187	$(248,616)	(23,700)	$(231,492)	(21,951)

Year ended December 31, 2021

Class 1	$35,679	3,267	$9,382	880	$(27,270)	(2,517)	$17,791	1,630
Class 1A	1,498	139	57	5	(436)	(40)	1,119	104
Class 2	6,415	588	2,232	210	(5,928)	(547)	2,719	251
Class 4	11,056	1,029	1,486	142	(4,892)	(457)	7,650	714
Total net increase (decrease)	$54,648	5,023	$13,157	1,237	$(38,526)	(3,561)	$29,279	2,699

Refer to the end of the tables for footnotes.

344	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$33,573	2,975	$348		31		$(20,904)	(1,853)	$13,017	1,153
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	117,586	10,755	1,569		143		(68,709)	(6,275)	50,446	4,623
Class 3	735	67	26		2		(1,082)	(97)	(321)	(28)
Class 4	84,873	7,721	293		27		(51,358)	(4,671)	33,808	3,077
Total net increase (decrease)	$236,767	21,518	$2,236		203		$(142,053)	(12,896)	$96,950	8,825

Year ended December 31, 2021

Class 1	$16,242	1,439	$—		—		$(22,707)	(2,011)	$(6,465)	(572)
Class 1A	—	—	—		—		—	—	—	—
Class 2	86,233	7,864	—		—		(127,622)	(11,640)	(41,389)	(3,776)
Class 3	1,253	113	—		—		(915)	(83)	338	30
Class 4	35,704	3,232	—		—		(29,389)	(2,660)	6,315	572
Total net increase (decrease)	$139,432	12,648	$—		—		$(180,633)	(16,394)	$(41,201)	(3,746)

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 1	$69,422	6,446	$10,134		987		$(316,401)	(27,982)	$(236,845)	(20,549)
Class 1A	2,902	273	153		15		(3,237)	(300)	(182)	(12)
Class 2	43,941	4,115	42,631		4,200		(233,844)	(21,667)	(147,272)	(13,352)
Class 3	308	28	292		28		(2,508)	(236)	(1,908)	(180)
Class 4	67,334	6,331	7,040		695		(90,440)	(8,406)	(16,066)	(1,380)
Total net increase (decrease)	$183,907	17,193	$60,250		5,925		$(646,430)	(58,591)	$(402,273)	(35,473)

Year ended December 31, 2021

Class 1	$213,039	17,786	$38,963		3,337		$(115,497)	(9,263)	$136,505	11,860
Class 1A	4,388	354	518		44		(3,192)	(265)	1,714	133
Class 2	91,122	7,303	144,267		12,514		(129,818)	(10,810)	105,571	9,007
Class 3	1,023	86	948		81		(1,549)	(126)	422	41
Class 4	87,885	7,227	23,653		2,055		(118,823)	(9,719)	(7,285)	(437)
Total net increase (decrease)	$397,457	32,756	$208,349		18,031		$(368,879)	(30,183)	$236,927	20,604

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$1,679	122	$1,796		147		$(2,034)	(134)	$1,441	135
Class P2	37,760	2,684	88,450		7,291		(30,630)	(2,253)	95,580	7,722
Total net increase (decrease)	$39,439	2,806	$90,246		7,438		$(32,664)	(2,387)	$97,021	7,857

Year ended December 31, 2021

Class P1	$3,593	199	$515		30		$(3,079)	(172)	$1,029	57
Class P2	39,055	2,202	26,869		1,558		(78,851)	(4,405)	(12,927)	(645)
Total net increase (decrease)	$42,648	2,401	$27,384		1,588		$(81,930)	(4,577)	$(11,898)	(588)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	345

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$578	62	$69	8	$(323)	(37)	$324	33
Class P2	5,403	564	4,206	470	(15,947)	(1,788)	(6,338)	(754)
Total net increase (decrease)	$5,981	626	$4,275	478	$(16,270)	(1,825)	$(6,014)	(721)

Year ended December 31, 2021

Class P1	$887	80	$14	1	$(531)	(48)	$370	33
Class P2	12,803	1,181	917	80	(14,744)	(1,323)	(1,024)	(62)
Total net increase (decrease)	$13,690	1,261	$931	81	$(15,275)	(1,371)	$(654)	(29)

Managed Risk Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$1,026	86	$127	11	$(498)	(43)	$655	54
Class P2	22,662	1,947	14,544	1,281	(39,363)	(3,307)	(2,157)	(79)
Total net increase (decrease)	$23,688	2,033	$14,671	1,292	$(39,861)	(3,350)	$(1,502)	(25)

Year ended December 31, 2021

Class P1	$971	80	$40	3	$(343)	(29)	$668	54
Class P2	9,743	800	5,979	487	(51,273)	(4,254)	(35,551)	(2,967)
Total net increase (decrease)	$10,714	880	$6,019	490	$(51,616)	(4,283)	$(34,883)	(2,913)

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net decrease
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$49,558	3,678	$87,716	6,731	$(157,932)	(11,880)	$(20,658)	(1,471)
Class P2	13,539	1,010	12,087	932	(28,848)	(2,135)	(3,222)	(193)
Total net increase (decrease)	$63,097	4,688	$99,803	7,663	$(186,780)	(14,015)	$(23,880)	(1,664)

Year ended December 31, 2021

Class P1	$64,192	4,303	$60,096	4,023	$(175,764)	(11,680)	$(51,476)	(3,354)
Class P2	14,838	1,008	8,072	546	(35,819)	(2,404)	(12,909)	(850)
Total net increase (decrease)	$79,030	5,311	$68,168	4,569	$(211,583)	(14,084)	$(64,385)	(4,204)

Refer to the end of the tables for footnotes.

346	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P1	$1,649	120	$430	34	$(675)	(52)	$1,404	102
Class P2	38,665	2,998	138,534	11,152	(283,108)	(22,026)	(105,909)	(7,876)
Total net increase (decrease)	$40,314	3,118	$138,964	11,186	$(283,783)	(22,078)	$(104,505)	(7,774)

Year ended December 31, 2021

Class P1	$2,097	141	$114	8	$(899)	(60)	$1,312	89
Class P2	57,616	4,016	38,113	2,632	(351,072)	(24,507)	(255,343)	(17,859)
Total net increase (decrease)	$59,713	4,157	$38,227	2,640	$(351,971)	(24,567)	$(254,031)	(17,770)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Ownership concentration

At December 31, 2022, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 17% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 25% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2022 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$2,020,468	$1,224,731		$10,017,065	$2,810,699	$1,260,720	$2,833,147
Sales of investment securities*	2,146,215	1,218,842		10,662,318	2,867,081	1,624,730	3,802,409
Non-U.S. taxes paid on dividend income	6,202	2,117		9,817	9,312	3,655	1,964
Non-U.S. taxes paid on interest income	—	—		—	—	5	—
Non-U.S. taxes paid on realized gains	1,408	5,338		—	8,023	4,440	—
Non-U.S. taxes provided on unrealized appreciation	5,103	9,184		—	25,364	8,906	—

	Capital World Growth and Income Fund	Growth- Income Fund		International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Purchases of investment securities*	$749,437	$8,339,283		$142,556	$1,242,326	$27,267,262	$392,565
Sales of investment securities*	985,479	12,308,349		139,199	1,167,109	28,617,726	407,112
Non-U.S. taxes paid on dividend income	2,593	9,673		744	1,500	9,616	372
Non-U.S. taxes paid on interest income	—	—		—	—	—	11
Non-U.S. taxes paid on realized gains	173	—	†	51	46	—	43
Non-U.S. taxes provided on unrealized appreciation	568	—		58	349	2,592	83

Refer to the end of the tables for footnotes.

American Funds Insurance Series	347

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$38,975,446	$1,910,865	$293,093	$1,134,922	$—	$9,478,478
Sales of investment securities*	37,928,493	2,233,596	378,913	1,243,904	—	9,100,700
Non-U.S. taxes paid on interest income	22	135	—	—	—	—
Non-U.S. taxes paid on realized gains	—	333	—	—	—	—
Non-U.S. taxes provided on unrealized appreciation	—	117	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$528,842	$121,812	$269,212	$1,486,050	$1,104,342
Sales of investment securities*	453,254	107,992	219,710	1,431,021	1,086,607

*	Excludes short-term securities and U.S. government obligations, if any.
†	Amount less than one thousand.

348	American Funds Insurance Series

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Global Growth Fund
Class 1:
12/31/2022	$45.46	$.34	$(11.34)	$(11.00)	$(.31)	$(3.97)	$(4.28)	$30.18	(24.54)%	$3,104	.53%	.46%	1.01%
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55	.54	.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56	.56	.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56	.56	1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942	.55	.55	.98
Class 1A:
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14	.78	.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80	.79	.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81	.81	.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81	.81	.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5	.80	.80	.77
Class 2:
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234	.78	.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80	.80	.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81	.81	.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81	.81	.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306	.80	.80	.73
Class 4:
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06	1.06	.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06	1.06	.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249	1.05	1.05	.47

Refer to the end of the tables for footnotes.

American Funds Insurance Series	349

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]
Global Small Capitalization Fund
Class 1:
12/31/2022	$34.17	$.05	$(9.50)	$(9.45)	$—	$(8.50)	$(8.50)	$16.22	(29.37)%	$916		.72%	.69%	.24%
12/31/2021	32.64	(.02)	2.32	2.30	—	(.77)	(.77)	34.17	6.98	1,707		.74	.74	(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391		.75	.75	(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75	.75	.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73	.73	.42
Class 1A:
12/31/2022	33.93	— [4]	(9.43)	(9.43)	—	(8.50)	(8.50)	16.00	(29.54)	4		.97	.94	— [5]
12/31/2021	32.49	(.07)	2.28	2.21	—	(.77)	(.77)	33.93	6.73	5		.99	.99	(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99	.99	(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99	.99	.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[6]	.98	.98	.21
Class 2:
12/31/2022	32.94	— [4]	(9.14)	(9.14)	—	(8.50)	(8.50)	15.30	(29.55)	1,762		.97	.94	— [5]
12/31/2021	31.56	(.10)	2.25	2.15	—	(.77)	(.77)	32.94	6.74	2,521		.99	.99	(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00	1.00	(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00	1.00	.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98	.98	.17
Class 4:
12/31/2022	32.96	(.05)	(9.13)	(9.18)	—	(8.50)	(8.50)	15.28	(29.69)	261		1.22	1.19	(.25)
12/31/2021	31.67	(.18)	2.24	2.06	—	(.77)	(.77)	32.96	6.43	344		1.24	1.24	(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25	1.25	(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [4]	(1.58)	(1.58)	26.16	31.24	206		1.25	1.25	(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24	1.24	(.08)

Refer to the end of the tables for footnotes.

350	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/2022	$127.58	$.58	$(37.03)	$(36.45)	$(.53)	$(14.31)	$(14.84)	$76.29	(29.75)%	$13,660	.35%	.64%
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34	.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35	.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35	1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34	.81
Class 1A:
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187	.60	.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59	.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60	.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60	.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59	.60
Class 2:
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452	.60	.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59	.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60	.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60	.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59	.55
Class 3:
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188	.53	.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52	.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53	.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53	.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52	.62
Class 4:
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409	.85	.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84	(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85	(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85	.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84	.31

Refer to the end of the tables for footnotes.

American Funds Insurance Series	351

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
International Fund
Class 1:
12/31/2022	$22.70	$.34	$(4.79)	$(4.45)	$(.34)	$(2.60)	$(2.94)	$15.31	(20.57)%	$3,157	.54%	1.95%
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	—	(.65)	22.70	(1.23)	4,747	.55	1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	—	(.18)	23.64	14.28	5,652	.55	.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54	1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53	1.62
Class 1A:
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10	.79	1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	—	(.60)	22.61	(1.47)	12	.80	1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80	.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79	1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78	1.32
Class 2:
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164	.79	1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	—	(.59)	22.60	(1.49)	4,190	.80	1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80	.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79	1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78	1.40
Class 3:
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16	.72	1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	—	(.60)	22.76	(1.39)	21	.73	1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73	.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72	1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71	1.48
Class 4:
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	—	(.54)	22.31	(1.71)	459	1.05	1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05	.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04	1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03	1.13

Refer to the end of the tables for footnotes.

352	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
New World Fund
Class 1:
12/31/2022	$31.83	$.37	$(7.17)	$(6.80)	$(.39)	$(2.34)	$(2.73)	$22.30	(21.86)%	$1,610	.68%	.57%	1.48%
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74	.56	.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76	.64	.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76	.76	1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77	.77	1.11
Class 1A:
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9	.93	.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99	.81	.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01	.87	.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01	1.01	.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02	1.02	.91
Class 2:
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764	.93	.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99	.81	.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01	.89	.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01	1.01	.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02	1.02	.85
Class 4:
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26	1.14	.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26	1.26	.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27	1.27	.61

Refer to the end of the tables for footnotes.

American Funds Insurance Series	353

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Washington Mutual Investors Fund
Class 1:
12/31/2022	$18.09	$.31	$(1.69)	$(1.38)	$(.30)	$(3.72)	$(4.02)	$12.69	(8.28)%	$5,507	.41%	.26%	2.13%
12/31/2021	14.35	.29	3.73	4.02	(.28)	—	(.28)	18.09	28.12	6,766	.42	.31	1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43	.43	2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42	.42	2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810	.41	.41	2.13
Class 1A:
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64	.66	.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	—	(.26)	17.96	27.70	169	.67	.53	1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67	.67	1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67	.67	2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3	.66	.66	1.84
Class 2:
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775	.66	.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	—	(.24)	17.83	27.78	3,426	.67	.56	1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68	.68	1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67	.67	2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850	.66	.66	1.88
Class 4:
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098	.91	.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	—	(.21)	17.71	27.51	1,104	.92	.81	1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93	.93	1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92	.92	1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368	.91	.91	1.62

Refer to the end of the tables for footnotes.

354	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Growth and Income Fund
Class 1:
12/31/2022	$18.42	$.32	$(3.28)	$(2.96)	$(.34)	$(3.45)	$(3.79)	$11.67	(17.13)%	$548	.57%	.41%	2.36%
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812	.63	.47	2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657	.66	.66	1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625	.65	.65	2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492	.63	.63	1.94
Class 1A:
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6	.82	.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7	.88	.70	2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2	.90	.90	1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2	.90	.90	1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1	.88	.88	1.74
Class 2:
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983	.82	.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340	.88	.73	1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349	.91	.91	1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366	.90	.90	1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228	.88	.88	1.70
Class 4:
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13	.97	1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166	1.16	1.16	.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145	1.15	1.15	1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95	1.13	1.13	1.43

Refer to the end of the tables for footnotes.

American Funds Insurance Series	355

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Growth-Income Fund
Class 1:
12/31/2022	$67.35	$.85	$(11.50)	$(10.65)	$(.83)	$(5.66)	$(6.49)	$50.21	(16.28)%	$19,692	.29%	1.54%
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29	1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29	1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29	2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28	1.65
Class 1A:
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28	.54	1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53	1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54	1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54	1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53	1.43
Class 2:
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508	.54	1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54	1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54	1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53	1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53	1.40
Class 3:
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125	.47	1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47	1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47	1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46	1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46	1.47
Class 4:
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630	.79	1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79	.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79	1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79	1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78	1.15

Refer to the end of the tables for footnotes.

356	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
International Growth and Income Fund
Class 1:
12/31/2022	$19.62	$.39	$(3.09)	$(2.70)	$(.28)	$(7.70)	$(7.98)	$8.94	(15.00)%	$13	.64%	.54%	3.29%
12/31/2021	19.01	.54	.53	1.07	(.46)	—	(.46)	19.62	5.64	30	.67	.67	2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	—	(.29)	19.01	6.24	1,120	.68	.68	1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66	.66	2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65	.65	2.62
Class 1A:
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5	.88	.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	—	(.60)	19.39	5.39	6	.94	.92	2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93	.93	1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91	.91	2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90	.90	2.35
Class 2:
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162	.88	.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	—	(.58)	19.38	5.37	211	.93	.92	2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93	.93	1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91	.91	2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90	.90	2.38
Class 4:
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54)	—	(.54)	19.23	5.09	132	1.18	1.17	2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18	1.18	1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16	1.16	2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15	1.15	2.10

Refer to the end of the tables for footnotes.

American Funds Insurance Series	357

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital Income Builder
Class 1:
12/31/2022	$12.17	$.37	$(1.21)	$(.84)	$(.34)	$—	$(.34)	$10.99	(6.90)%	$586	.44%	.26%	3.31%
12/31/2021	10.87	.37	1.28	1.65	(.35)	—	(.35)	12.17	15.31	563	.53	.27	3.19
12/31/2020	10.73	.31	.15	.46	(.32)	—	(.32)	10.87	4.64	621	.53	.35	3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533	.53	.53	3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317	.54	.54	3.08
Class 1A:
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	—	(.32)	10.98	(7.06)	10	.69	.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	—	(.32)	12.15	14.95	10	.78	.52	2.94
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6	.78	.60	2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6	.78	.78	2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2	.79	.79	2.82
Class 2:
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	—	(.32)	10.98	(7.13)	13	.69	.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	—	(.32)	12.16	14.94	13	.78	.52	2.93
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8	.78	.60	2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6	.78	.78	2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4	.79	.79	2.83
Class 4:
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	—	(.29)	10.96	(7.37)	530	.94	.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	—	(.29)	12.14	14.68	559	1.03	.77	2.69
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462	1.03	.85	2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454	1.03	1.03	2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352	1.04	1.04	2.58

Refer to the end of the tables for footnotes.

358	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Asset Allocation Fund
Class 1:
12/31/2022	$29.08	$.52	$(4.24)	$(3.72)	$(.51)	$(2.65)	$(3.16)	$22.20	(13.19)%	$15,138	.30%	2.15%
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30	1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30	1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29	2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28	2.04
Class 1A:
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27	.55	1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55	1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55	1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54	1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53	1.82
Class 2:
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228	.55	1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55	1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55	1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54	1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53	1.78
Class 3:
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28	.48	1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48	1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48	1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47	2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46	1.85
Class 4:
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380	.80	1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80	1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80	1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79	1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78	1.54

Refer to the end of the tables for footnotes.

American Funds Insurance Series	359

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American Funds Global Balanced Fund
Class 1:
12/31/2022	$14.73	$.26	$(2.37)	$(2.11)	$—	$(.07)	$(.07)	$12.55	(14.33)%	$96	.59%	.58%	1.99%
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120	.73	.73	1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139	.72	.72	1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134	.72	.72	1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110	.72	.72	1.82
Class 1A:
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	3	.84	.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4	.98	.98	1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3	.97	.97	1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2	.97	.97	1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2	.98	.98	1.44
Class 2:
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	158	.84	.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208	.98	.98	1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208	.97	.97	1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207	.97	.97	1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185	.97	.97	1.57
Class 4:
12/31/2022	14.53	.19	(2.33)	(2.14)	—	(.07)	(.07)	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23	1.23	.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105	1.22	1.22	.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94	1.22	1.22	1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69	1.22	1.22	1.34

Refer to the end of the tables for footnotes.

360	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
The Bond Fund of America
Class 1:
12/31/2022	$11.21	$.31	$(1.67)	$(1.36)	$(.32)	$(.12)	$(.44)	$9.41	(12.26)%	$6,370	.39%	.20%	3.09%
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39	.26	1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40	.40	2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481	.39	.39	2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962	.38	.38	2.70
Class 1A:
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220	.64	.45	3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64	.51	1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65	.65	1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7	.64	.64	2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3	.63	.63	2.50
Class 2:
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844	.64	.45	2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64	.52	1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65	.65	1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561	.64	.64	2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524	.63	.63	2.45
Class 4:
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787	.89	.70	2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89	.76	1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90	.90	1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502	.89	.89	2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366	.88	.88	2.22

Refer to the end of the tables for footnotes.

American Funds Insurance Series	361

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Bond Fund
Class 1:
12/31/2022	$11.79	$.25	$(2.30)	$(2.05)	$(.03)	$(.16)	$(.19)	$9.55	(17.43)%	$663	.51%	.48%	2.43%
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988	.60	.50	2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219	.59	.52	2.08
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077	.58	.58	2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015	.57	.57	2.56
Class 1A:
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1	.76	.73	2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1	.85	.75	1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1	.83	.76	1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1	.83	.83	2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1	.82	.82	2.36
Class 2:
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765	.76	.73	2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030	.85	.75	1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058	.84	.77	1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002	.83	.83	2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032	.82	.82	2.32
Class 4:
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10	1.00	1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61	1.09	1.02	1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49	1.08	1.08	2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40	1.07	1.07	2.09

Refer to the end of the tables for footnotes.

362	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American High-Income Trust
Class 1:
12/31/2022	$10.19	$.56	$(1.47)	$(.91)	$(.75)	$—	$(.75)	$8.53	(9.01)%	$224	.47%	.32%	5.95%
12/31/2021	9.80	.51	.34	.85	(.46)	—	(.46)	10.19	8.74	278	.53	.37	4.95
12/31/2020	9.87	.61	.17	.78	(.85)	—	(.85)	9.80	8.21	123	.52	.52	6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525	.51	.51	6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501	.50	.50	6.32
Class 1A:
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	—	(.72)	8.51	(9.29)	1	.72	.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44)	—	(.44)	10.16	8.42	1	.78	.64	4.75
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1	.78	.78	5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1	.75	.75	6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1	.75	.75	6.11
Class 2:
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	—	(.72)	8.35	(9.26)	521	.72	.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44)	—	(.44)	9.98	8.42	673	.78	.65	4.80
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665	.78	.78	5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667	.76	.76	6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661	.75	.75	6.07
Class 3:
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	—	(.73)	8.58	(9.25)	9	.65	.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44)	—	(.44)	10.24	8.60	10	.71	.58	4.86
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10	.71	.71	5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10	.69	.69	6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10	.68	.68	6.14
Class 4:
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	—	(.70)	9.26	(9.53)	77	.97	.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41)	—	(.41)	10.99	8.18	90	1.03	.89	4.52
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69	1.03	1.03	5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63	1.01	1.01	6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31	1.00	1.00	5.83

Refer to the end of the tables for footnotes.

American Funds Insurance Series	363

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
American Funds Mortgage Fund
Class 1:
12/31/2022	$10.63	$.07	$(1.10)	$(1.03)	$(.15)	$—	$(.15)	$9.45	(9.76)%	$1	.45%	.25%	.70%
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231	.49	.29	.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224	.48	.36	.93
12/31/2019	10.30	.24	.30	.54	(.28)	—	(.28)	10.56	5.30	210	.47	.47	2.26
12/31/2018	10.47	.20	(.14)	.06	(.23)	—	(.23)	10.30	.58	209	.48	.48	1.97
Class 1A:
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	—	(.20)	9.34	(10.03)	2	.69	.54	1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2	.74	.54	.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1	.73	.59	.61
12/31/2019	10.28	.22	.30	.52	(.25)	—	(.25)	10.55	5.09	1	.71	.71	2.04
12/31/2018	10.46	.18	(.14)	.04	(.22)	—	(.22)	10.28	.36	1	.73	.73	1.77
Class 2:
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	—	(.20)	9.36	(9.94)	46	.69	.54	1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58	.74	.54	.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58	.73	.60	.68
12/31/2019	10.28	.21	.31	.52	(.26)	—	(.26)	10.54	5.04	56	.72	.72	2.01
12/31/2018	10.45	.18	(.15)	.03	(.20)	—	(.20)	10.28	.32	57	.73	.73	1.72
Class 4:
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	—	(.18)	9.25	(10.16)	40	.94	.79	1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43	.99	.79	.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37	.98	.85	.41
12/31/2019	10.19	.18	.31	.49	(.24)	—	(.24)	10.44	4.80	28	.97	.97	1.71
12/31/2018	10.38	.15	(.15)	— [4]	(.19)	—	(.19)	10.19	.07	24	.98	.98	1.49

Refer to the end of the tables for footnotes.

364	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends end distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Ultra-Short Bond Fund
Class 1:
12/31/2022	$11.27	$.17	$(.01)		$.16	$(.08)	$—	$(.08)	$11.35	1.42%	$51		.32%	1.48%
12/31/2021	11.31	(.03)	(.01)		(.04)	—	—	—	11.27	(.35)	37		.37	(.28)
12/31/2020	11.30	.02	.02		.04	(.03)	—	(.03)	11.31	.34	44		.37	.16
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	30		.36	1.92
12/31/2018	11.29	.18	—	[4]	.18	(.16)	—	(.16)	11.31	1.58	37		.35	1.60
Class 1A:
12/31/2022	11.28	.16	(.01)		.15	(.08)	—	(.08)	11.35	1.32	—	[6]	.31	1.40
12/31/2021	11.31	(.03)	—	[4]	(.03)	—	—	—	11.28	(.27)	—	[6]	.36	(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32	—	[6]	.35	.26
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	—	[6]	.37	1.90
12/31/2018	11.29	.18	—	[4]	.18	(.16)	—	(.16)	11.31	1.58	—	[6]	.35	1.60
Class 2:
12/31/2022	10.93	.13	—	[4]	.13	(.06)	—	(.06)	11.00	1.17	297		.57	1.23
12/31/2021	10.99	(.06)	—	[4]	(.06)	—	—	—	10.93	(.55)	245		.62	(.53)
12/31/2020	11.01	— [4]	—	[4]	— [4]	(.02)	—	(.02)	10.99	.03	288		.62	(.05)
12/31/2019	11.03	.18	—	[4]	.18	(.20)	—	(.20)	11.01	1.62	230		.61	1.66
12/31/2018	11.01	.15	—	[4]	.15	(.13)	—	(.13)	11.03	1.36	247		.60	1.34
Class 3:
12/31/2022	11.07	.13	—	[4]	.13	(.06)	—	(.06)	11.14	1.19	4		.50	1.19
12/31/2021	11.12	(.05)	—	[4]	(.05)	—	—	—	11.07	(.45)	5		.55	(.46)
12/31/2020	11.13	— [4]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55	.03
12/31/2019	11.14	.20	—	[4]	.20	(.21)	—	(.21)	11.13	1.76	3		.54	1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53	1.42
Class 4:
12/31/2022	11.00	.12	(.03)		.09	(.04)	—	(.04)	11.05	.83	80		.82	1.05
12/31/2021	11.08	(.09)	.01		(.08)	—	—	—	11.00	(.72)	46		.87	(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87	(.35)
12/31/2019	11.15	.16	—	[4]	.16	(.18)	—	(.18)	11.13	1.40	22		.86	1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86	1.11

Refer to the end of the tables for footnotes.

American Funds Insurance Series	365

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
U.S. Government Securities Fund
Class 1:
12/31/2022	$11.67	$.32	$(1.56)	$(1.24)	$(.44)	$—	$(.44)	$9.99	(10.75)%	$242	.36%	.22%	2.90%
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522	.39	.29	1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429	.38	.38	1.21
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69	1,418	.37	.37	2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91	1,445	.36	.36	2.02
Class 1A:
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	—	(.41)	9.96	(10.93)	4	.60	.47	2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5	.64	.53	1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4	.64	.64	.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2	.62	.62	1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70	1	.61	.61	1.82
Class 2:
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	—	(.41)	9.87	(10.95)	1,059	.61	.47	2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391	.64	.54	1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439	.64	.64	.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343	.62	.62	1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73	1,323	.61	.61	1.77
Class 3:
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	—	(.41)	10.02	(10.90)	6	.54	.40	2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9	.57	.47	1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10	.57	.57	.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9	.55	.55	1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71	9	.54	.54	1.84
Class 4:
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	—	(.38)	9.86	(11.19)	190	.85	.72	2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238	.89	.79	.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272	.89	.89	.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124	.87	.87	1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50	91	.86	.86	1.53

Refer to the end of the tables for footnotes.

366	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)		to average net assets before waivers/ reimburse- ments[7]		to average net assets after waivers/ reimburse- ments[2,7]		Net effective expense ratio[2,8,9]		Ratio of net income to average net assets[2]
Managed Risk Growth Fund
Class P1:
12/31/2022	$18.53	$.06	$(4.46)	$(4.40)	$(.22)	$(2.54)	$(2.76)	$11.37	(24.62)%	$9		.41%		.36%		.69%		.47%
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13		.41		.36		.69		.19
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11		.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[10]	3		.42	[10]	.37	[10]	.71	[10]	.82	[10]
Class P2:
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445		.67		.62		.95		.20
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584		.67		.62		.95		(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
Managed Risk International Fund
Class P1:
12/31/2022	$10.55	$.15	$(1.75)	$(1.60)	$(.34)	$—	$(.34)	$8.61	(15.27)%[10]	$2		.44%[10]		.37%[10]		.87%[10]		1.70%[10]
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	—	(.09)	10.55	(3.92)[10]	2		.44	[10]	.36	[10]	.87	[10]	2.12	[10]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [10]	2		.43	[10]	.35	[10]	.86	[10]	.82	[10]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [10]	1		.41	[10]	.33	[10]	.84	[10]	1.64	[10]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[10]	—	[6]	.33	[10]	.28	[10]	.77	[10]	3.02	[10]
Class P2:
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28)	—	(.28)	8.58	(15.54)	124		.70		.63		1.13		1.36
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	—	(.06)	10.48	(4.13)	160		.71		.63		1.14		1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
Managed Risk Washington Mutual Investors Fund
Class P1:
12/31/2022	$12.95	$.23	$(1.38)	$(1.15)	$(.56)	$—	$(.56)	$11.24	(8.92)%[10]	$3		.41%[10]		.36%[10]		.75%[10]		1.96%[10]
12/31/2021	11.24	.16	1.79	1.95	(.24)	—	(.24)	12.95	17.46 [10]	2		.41	[10]	.36	[10]	.77	[10]	1.33	[10]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[10]	2		.40	[10]	.35	[10]	.76	[10]	1.66	[10]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [10]	1		.38	[10]	.33	[10]	.74	[10]	2.14	[10]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[10]	—	[6]	.33	[10]	.28	[10]	.67	[10]	3.21	[10]
Class P2:
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52)	—	(.52)	11.18	(9.16)	321		.67		.62		1.01		1.62
12/31/2021	11.18	.11	1.79	1.90	(.20)	—	(.20)	12.88	17.11	371		.68		.62		1.03		.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49

Refer to the end of the tables for footnotes.

American Funds Insurance Series	367

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[7]	to average net assets after waivers/ reimburse- ments[2,7]	Net effective expense ratio[2,8,9]	Ratio of net income to average net assets[2]
Managed Risk Growth-Income Fund
Class P1:
12/31/2022	$15.73	$.18	$(2.79)	$(2.61)	$(.30)	$(.31)	$(.61)	$12.51	(16.74)%	$1,833	.41%	.36%	.65%	1.33%
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41	.36	.66	.96
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41	.36	.66	1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42	.37	.67	1.71
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40	.35	.64	(.20)
Class P2:
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268	.66	.61	.90	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.91	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66	.61	.91	1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67	.62	.92	1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69	.64	.93	1.25
Managed Risk Asset Allocation Fund
Class P1:
12/31/2022	$15.33	$.24	$(2.34)	$(2.10)	$(.32)	$(.48)	$(.80)	$12.43	(13.75)%	$7	.41%	.36%	.64%	1.80%
12/31/2021	13.84	.21	1.55	1.76	(.27)	—	(.27)	15.33	12.82	7	.41	.36	.66	1.43
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41	.36	.66	1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41	.36	.65	2.01
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37	.32	.59	1.67
Class P2:
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182	.66	.61	.89	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	—	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66	.61	.91	1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27

Refer to the end of the tables for footnotes.

368	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes	Year ended December 31,
excluding mortgage dollar roll transactions[11,12]	2022	2021	2020	2019	2018
Capital Income Builder	48%	60%	110%	44%	42%
Asset Allocation Fund	42	45	49	47	34
American Funds Global Balanced Fund	111	36	68	60	30
The Bond Fund of America	77	87	72	146	98
Capital World Bond Fund	114	64	88	110	78
American Funds Mortgage Fund	56	38	123	84	60
U.S. Government Securities Fund	77	126	112	103	76

Portfolio turnover rate for all share classes	Year ended December 31,
including mortgage dollar roll transactions[11,12]	2022	2021	2020	2019	2018
Global Growth Fund	29%	18%	17%	14%	25%
Global Small Capitalization Fund	40	29	38	50	43
Growth Fund	29	25	32	21	35
International Fund	42	44	40	32	29
New World Fund	40	43	70	38	58
Washington Mutual Investors Fund	30	90	40	37	49
Capital World Growth and Income Fund	42	85	36	29	49
Growth-Income Fund	25	24	33	27	39
International Growth and Income Fund	48	41	56	28	38
Capital Income Builder	126	93	184	72	98
Asset Allocation Fund	118	124	145	79	86
American Funds Global Balanced Fund	126	39	86	74	51
The Bond Fund of America	415	456	461	373	514
Capital World Bond Fund	188	91	145	159	125
American High-Income Trust	34	56	78	58	67
American Funds Mortgage Fund	1141	975	1143	350	811
Ultra-Short Bond Fund	— [13]	— [13]	— [13]	— [13]	— [13]
U.S. Government Securities Fund	695	433	867	277	446
Managed Risk Growth Fund	97	32	80	10	7
Managed Risk International Fund	82	24	71	8	8
Managed Risk Washington Mutual Investors Fund	70	16	101	13	11
Managed Risk Growth-Income Fund	67	13	38	6	14
Managed Risk Asset Allocation Fund	48	5	30	8	12

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Amount less than $.01.
[5]	Amount less than .01%.
[6]	Amount less than $1 million.
[7]	This column does not include expenses of the underlying funds in which each fund invests.
[8]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[9]	Unaudited.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Refer to Note 5 for further information on mortgage dollar rolls.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[13]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

American Funds Insurance Series	369

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors Fund, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, American Funds® Global Balanced Fund, The Bond Fund of America®, Capital World Bond Fund®, American High-Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors Fund, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, American Funds® Global Balanced Fund (formerly Global Balanced Fund), The Bond Fund of America®, Capital World Bond Fund®, American High Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
February 13, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

370	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	371

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,045.68	$2.11	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,044.04	3.40	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,043.99	3.40	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,042.74	4.69	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,038.40	$3.34	.65%
Class 1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 1A – actual return	1,000.00	1,036.94	4.62	.90
Class 1A – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 2 – actual return	1,000.00	1,037.29	4.62	.90
Class 2 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 4 – actual return	1,000.00	1,035.94	5.90	1.15
Class 4 – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Growth Fund
Class 1 – actual return	$1,000.00	$1,000.70	$1.77	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A – actual return	1,000.00	999.41	3.02	.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 – actual return	1,000.00	999.43	3.02	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	999.93	2.67	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	998.12	4.28	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,025.33	$2.71	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,024.07	3.98	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,023.84	3.98	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	1,024.24	3.62	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	1,022.83	5.25	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,024.46	$2.91	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 1A – actual return	1,000.00	1,022.80	4.18	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,022.92	4.18	.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 4 – actual return	1,000.00	1,021.54	5.45	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07

Refer to the end of the tables for footnotes.

372	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,052.84	$1.40	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,052.10	2.69	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,052.45	2.69	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,051.21	3.98	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,051.64	$2.12	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,050.71	3.41	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,050.34	3.41	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,048.71	4.70	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,042.31	$1.49	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,041.04	2.78	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,041.03	2.78	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,041.33	2.42	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,039.68	4.06	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,049.28	$3.00	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 1A – actual return	1,000.00	1,047.38	4.28	.83
Class 1A – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 2 – actual return	1,000.00	1,048.38	4.29	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	1,046.04	5.57	1.08
Class 4 – assumed 5% return	1,000.00	1,019.76	5.50	1.08
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,030.31	$1.38	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,029.07	2.66	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,028.17	2.66	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,026.94	3.93	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

Refer to the end of the tables for footnotes.

American Funds Insurance Series	373

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,030.72	$1.54	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,029.04	2.81	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,029.79	2.81	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,029.98	2.46	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,027.95	4.09	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
American Funds Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,023.65	$2.65	.52%
Class 1 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 1A – actual return	1,000.00	1,022.93	3.93	.77
Class 1A – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 2 – actual return	1,000.00	1,022.09	3.92	.77
Class 2 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 4 – actual return	1,000.00	1,021.56	5.20	1.02
Class 4 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
The Bond Fund of America
Class 1 – actual return	$1,000.00	$974.47	$1.00	.20%
Class 1 – assumed 5% return	1,000.00	1,024.20	1.02	.20
Class 1A – actual return	1,000.00	973.31	2.24	.45
Class 1A – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 2 – actual return	1,000.00	972.85	2.24	.45
Class 2 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 4 – actual return	1,000.00	971.88	3.48	.70
Class 4 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$983.53	$2.40	.48%
Class 1 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 1A – actual return	1,000.00	982.42	3.65	.73
Class 1A – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 – actual return	1,000.00	982.33	3.65	.73
Class 2 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	981.07	4.89	.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99	.98
American High-Income Trust
Class 1 – actual return	$1,000.00	$1,038.86	$1.59	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,037.88	2.88	.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,037.22	2.88	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,038.14	2.52	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,036.07	4.16	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81

Refer to the end of the tables for footnotes.

374	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$968.01	$1.64	.33%
Class 1 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class 1A – actual return	1,000.00	966.87	2.88	.58
Class 1A – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 2 – actual return	1,000.00	967.70	2.93	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 4 – actual return	1,000.00	966.53	4.16	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,013.26	$1.57	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,013.23	1.52	.30
Class 1A – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 2 – actual return	1,000.00	1,012.64	2.84	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,012.86	2.49	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,010.10	4.10	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81
U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$960.56	$1.09	.22%
Class 1 – assumed 5% return	1,000.00	1,024.10	1.12	.22
Class 1A – actual return	1,000.00	959.29	2.27	.46
Class 1A – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 2 – actual return	1,000.00	959.68	2.27	.46
Class 2 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 3 – actual return	1,000.00	959.92	1.93	.39
Class 3 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 4 – actual return	1,000.00	958.46	3.50	.71
Class 4 – assumed 5% return	1,000.00	1,021.63	3.62	.71

Refer to the end of the tables for footnotes.

American Funds Insurance Series	375

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$968.78	$1.84	.37%	$3.42	.69%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.52	.69
Class P2 – actual return	1,000.00	967.08	3.07	.62	4.71	.95
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	4.84	.95
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,004.86	$1.82	.36%	$4.40	.87%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	4.43	.87
Class P2 – actual return	1,000.00	1,003.52	3.13	.62	5.71	1.13
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16	.62	5.75	1.13
Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,005.83	$1.87	.37%	$3.79	.75%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.82	.75
Class P2 – actual return	1,000.00	1,004.38	3.18	.63	5.10	1.01
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.14	1.01
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$989.69	$1.81	.36%	$3.26	.65%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.31	.65
Class P2 – actual return	1,000.00	989.03	3.06	.61	4.51	.90
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.58	.90
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,007.60	$1.82	.36%	$3.24	.64%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.26	.64
Class P2 – actual return	1,000.00	1,006.19	3.03	.60	4.50	.89
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	4.53	.89

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

376	American Funds Insurance Series

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	377

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378	American Funds Insurance Series

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American Funds Insurance Series	379

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380	American Funds Insurance Series

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American Funds Insurance Series	381

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President and Trustee	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[5]	35	None
Michael C. Gitlin, 1970 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

382	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[5]; Director, The Capital Group Companies, Inc.[5]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[5]; Senior Vice President, Secretary and Director, Capital Group Companies Global[5]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[5]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[5]
Peter Eliot, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[5]; Director, The Capital Group Companies, Inc.[5]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[5]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	383

Office of the series
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606-4637

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

384	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2023, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2022.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Capital World Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2021. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Insurance Series® Portfolio Series Annual report for the year ended December 31, 2022

Portfolios that invest
in global companies
for the long term

American Funds Insurance Series — Portfolio Series, from Capital Group, serves as an underlying investment vehicle for variable annuities and insurance products. For over 90 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

American Funds Global Growth PortfolioSM seeks to provide long-term growth of capital.

American Funds Growth and Income PortfolioSM seeks to provide long-term growth of capital while providing current income.

American Funds Managed Risk Growth PortfolioSM seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Growth and Income PortfolioSM seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Global Allocation PortfolioSM seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2022. Also shown are the estimated gross and net expense ratios as of the series prospectus dated May 1, 2023 (unaudited):

	Cumulative total returns	Average annual total returns		Gross	Net
	1 year	5 years	Lifetime*	expense ratio	expense ratio

American Funds Global Growth Portfolio, Class 4	–24.75%	4.67%	6.22%	0.98%	0.98%
American Funds Growth and Income Portfolio, Class 4	–15.74	4.63	5.26	0.80	0.80
American Funds Managed Risk Growth Portfolio, Class P2	–20.36	2.84	3.87	1.00	0.95
American Funds Managed Risk Growth and Income Portfolio, Class P2	–15.10	2.36	3.30	0.96	0.91
American Funds Managed Risk Global Allocation Portfolio, Class P2	–18.25	1.03	2.20	1.08 †	1.03 †

*	Since May 1, 2015, for all funds.
†	The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s daily net assets for the three managed risk portfolios. Investment results and net expense ratios shown reflect the waiver, without which the results would have been lower and the expenses would have been higher. This waiver will be in effect through at least May 1, 2024, unless modified or terminated by the series board. The waiver may only be modified or terminated with the approval of the series board. Refer to the fund’s most recent prospectus for details.

Investing outside the United States involves risks such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the funds’ prospectuses. These risks may be heightened in connection with investments in developing countries. Small-company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. The return of principal for bond funds and funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a hypothetical $10,000 investment

Investment portfolios

8	American Funds Global Growth Portfolio

9	American Funds Growth and Income Portfolio

11	American Funds Managed Risk Growth Portfolio

13	American Funds Managed Risk Growth and Income Portfolio

15	American Funds Managed Risk Global Allocation Portfolio

17	Financial statements

39	Board of trustees and other officers

Fellow investors:

We are pleased to present this annual report for American Funds Insurance Series (AFIS) — Portfolio Series, a suite of funds that offers variable annuity investors objective-based portfolios to help meet retirement goals. The investment adviser’s Portfolio Solutions Committee develops the allocation approach and selects the underlying funds in which the fund invests. The members of the Portfolio Solutions Committee, who are jointly and primarily responsible for the portfolio management of the fund, include Alan N. Berro, Michelle J. Black, Samir Mathur, Wesley K. Phoa, John R. Queen, William L. Robbins and Andrew B. Suzman.

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. Several key benchmark indexes fell into bear market territory at times, and all but one sector declined in the MSCI All Country World Index (ACWI)1. Communication services, consumer discretionary and information technology stocks suffered the biggest losses.

U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. On the upside, energy was the top sector in the S&P 500 Index for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

The S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, declined by 18.11%. The Bloomberg U.S. Aggregate Index,3 which measures investment-grade U.S. bonds (rated BBB/Baa and above), was down 13.01%.

American Funds Global Growth Portfolio declined by 24.75%. Its benchmark, the MSCI ACWI,1,4 a free float-adjusted, market capitalization-weighted index designed to measure the results of more than 40 developed and emerging equity markets, fell by 18.36%. The Morningstar U.S. Insurance World Large-Stock Growth Category Average,5 a peer fund comparison for the insurance industry that includes portfolios that invest the majority of their assets in the U.S., Europe and Japan (and typically have 20%–60% of assets in the U.S.), was down 26.11%.

American Funds Growth and Income Portfolio fell by 15.74%. It’s benchmark, the AFIS Growth and Income Portfolio Series Custom Index6 declined 15.35%. The Morningstar U.S. Insurance Allocation — 50% to 70% Equity Category Average,5 a peer fund comparison for the insurance industry that includes funds that seek to provide both income and capital appreciation by investing in multiple asset classes including stocks, bonds and cash, was down 16.01%.

American Funds Managed Risk Growth Portfolio was down 20.36%. The S&P 500 Managed Risk Index — Moderate7 fell 13.13%.

Past results are not predictive of results in future periods.

See page 2 for footnotes.

American Funds Insurance Series – Portfolio Series	1

American Funds Managed Risk Growth and Income Portfolio decreased 15.10%. The S&P 500 Managed Risk Index —Moderate7 fell 13.13%.

American Funds Managed Risk Global Allocation Portfolio finished down 18.25%. The S&P Global LargeMidCap Managed Risk Index — Moderate7 was down 14.78%.

Historically, stock markets have experienced periods of volatility, and we know these events can be unsettling for shareholders. We strive to construct portfolios we believe will decline less than the market during periods of correction. In line with this idea, American Funds Global Growth Portfolio and American Funds Growth and Income Portfolio are more conservatively positioned than their benchmark indexes. It is also important to emphasize that all the managed risk portfolios employ a specific risk-management overlay. As such, the funds seek to buffer the effects of volatility and provide a measure of downside protection.

Thank you for placing your trust in us and for your investment in the American Funds Insurance Series — Portfolio Series.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

February 17, 2023

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest) are assigned by credit agencies such as Standard & Poor’s, Moody’s and/or Finch as an indication of an issuer’s creditworthiness.

Past results are not predictive of results in future periods.

[1]	Source: MSCI.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	MSCI index results reflect dividends net of withholding taxes. Source: MSCI.
[5]	Source: Morningstar, Inc. © 2023 All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; (3) does not constitute investment advice offered by Morningstar; and (4) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from this information. Past performance is no guarantee of future results.
[6]	The American Funds Insurance Series Growth and Income Portfolio Series Custom Index is a composite of the cumulative total returns for the following indexes with their respective weightings: 40% S&P 500 Index/20% MSCI ACWI ex USA/40% Bloomberg U.S. Aggregate Index. The blend is rebalanced monthly. The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. The MSCI ACWI ex USA is a free float-adjusted market capitalization-weighted index designed to measure equity market results in the global developed and emerging markets, excluding the United States. The MSCI index results reflect dividends net of withholding taxes. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[7]	Source: S&P Dow Jones Indices LLC. The S&P Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation to the underlying bond index. These indices are generated and published under agreements between S&P Dow Jones Indices and Milliman Financial Risk Management LLC.

2	American Funds Insurance Series – Portfolio Series

Results at a glance

For periods ended December 31, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	Lifetime (since 5/1/15)

American Funds Global Growth Portfolio (Class 4)	–24.75%	4.67%	6.22%
MSCI ACWI (All Country World Index)[1]	–18.36	5.23	6.26
Morningstar U.S. Insurance World Large-Stock Growth Category Average[2]	–26.11	5.30	6.51
American Funds Growth and Income Portfolio (Class 4)	–15.74	4.63	5.26
AFIS Growth and Income Portfolio Series Custom Index[3]	–15.35	4.26	5.11
Morningstar U.S. Insurance — 50% to 70% Equity Allocation Category Average[2]	–16.01	3.55	4.40
American Funds Managed Risk Growth Portfolio (Class P2)	–20.36	2.84	3.87
S&P 500 Managed Risk Index — Moderate[4]	–13.13	4.99	5.72
American Funds Managed Risk Growth and Income Portfolio (Class P2)	–15.10	2.36	3.30
S&P 500 Managed Risk Index — Moderate[4]	–13.13	4.99	5.72
American Funds Managed Risk Global Allocation Portfolio (Class P2)	–18.25	1.03	2.20
S&P Global LargeMidCap Managed Risk Index — Moderate[4]	–14.78	2.88	3.54
S&P 500 Index[3]	–18.11	9.42	10.20
Bloomberg U.S. Aggregate Index[3]	–13.01	0.02	0.77
Bloomberg Global Aggregate Index[5]	–16.25	–1.66	–0.15
MSCI ACWI ex USA[6]	–16.00	0.88	2.49

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results in future periods.

[1]	MSCI ACWI is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Index results reflect dividends net of withholding taxes. Source: MSCI.
[2]	Source: Morningstar, Inc.
[3]	The American Funds Insurance Series Growth and Income Portfolio Series Custom Index is a composite of the cumulative total returns for the following indexes with their respective weightings: 40% S&P 500 Index/20% MSCI ACWI ex USA/40% Bloomberg U.S. Aggregate Index. The blend is rebalanced monthly. The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. Source: S&P Dow Jones Indices LLC. The MSCI ACWI ex USA is a free float-adjusted market capitalization-weighted index designed to measure equity market results in the global developed and emerging markets, excluding the United States. The MSCI index results reflect dividends net of withholding taxes. Source: MSCI. The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. Source: Bloomberg Index Services Ltd.
[4]	The S&P Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation to the underlying bond index. Source: S&P Dow Jones Indices LLC. These indices are generated and published under agreements between S&P Dow Jones Indices and Milliman Financial Risk Management LLC.
[5]	Bloomberg Global Aggregate Index represents the global investment-grade fixed-rate bond market. Source: Bloomberg Index Services Ltd.
[6]	The MSCI ACWI ex USA is a free float-adjusted market capitalization-weighted index designed to measure equity market results in the global developed and emerging markets, excluding the United States. The MSCI index results reflect dividends net of withholding taxes. Source: MSCI.

The Portfolio Series features five objective-based portfolios that offer retirement investors a structured approach with broad diversification.

The funds invest in underlying American Funds Insurance Series funds that are aligned to help investors pursue retirement goals such as accumulating assets, planning an income strategy or preserving capital.

The managed risk strategy is operated by Milliman Financial Risk Management LLC.

American Funds Insurance Series – Portfolio Series	3

The value of a hypothetical $10,000 investment

(for the year ended December 31, 2022, with all distributions reinvested)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Portfolio

Average annual total returns[5] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	5 years	Lifetime (since 5/1/15)

Class 4 shares	–24.75%	4.67%	6.22%

Growth and Income Portfolio

Average annual total returns[5] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	5 years	Lifetime (since 5/1/15)

Class 4 shares	–15.74%	4.63%	5.26%

4	American Funds Insurance Series – Portfolio Series

Managed Risk Growth Portfolio

Average annual total returns[5] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	5 years	Lifetime (since 5/1/15)

Class P2 shares	–20.36%	2.84%	3.87%

Managed Risk Growth and Income Portfolio

Average annual total returns[5] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	5 years	Lifetime (since 5/1/15)

Class P2 shares	–15.10%	2.36%	3.30%

Managed Risk Global Allocation Portfolio

Average annual total returns[5] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	5 years	Lifetime (since 5/1/15)

Class P2 shares	–18.25%	1.03%	2.20%

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Results reflect dividends net of withholding taxes. Source: MSCI.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	The American Funds Insurance Series Growth and Income Portfolio Series Custom Index is a composite of the cumulative total returns for the following indexes with their respective weightings: 40% S&P 500 Index/20% MSCI ACWI ex USA/40% Bloomberg U.S. Aggregate Index. The blend is rebalanced monthly. MSCI index results reflect dividends net of withholding taxes.
[4]	Source: Bloomberg Index Services Ltd.
[5]	Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets for the three managed risk portfolios. Investment results shown reflect the waiver, without which the results would have been lower. This waiver will be in effect through at least May 1, 2023, unless modified or terminated by the series board. The waiver may only be modified or terminated with the approval of the series board. Refer to the funds’ most recent prospectuses for details.
[6]	Source: S&P Dow Jones Indices LLC. The S&P Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between S&P Dow Jones Indices and Milliman Financial Risk Management LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the managed risk strategy for the managed risk funds.

American Funds Insurance Series – Portfolio Series	5

American Funds Global Growth Portfolio

Underlying allocations as of 12/31/22:
30.0%	Global Growth Fund
20.0%	Growth Fund
15.0%	Global Small Capitalization Fund
10.0%	International Fund
5.0%	New World Fund
20.0%	Capital World Growth and Income Fund

The fund’s investment objective is to provide long-term growth of capital. The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) Funds in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

For the 12 months ended December 31, 2022, the fund’s shares declined 24.75%. All the underlying funds had negative returns.

American Funds Growth and Income Portfolio

Underlying allocations as of 12/31/22:
9.8%	Growth Fund
20.1%	Capital World Growth and Income Fund
20.1%	Growth-Income Fund
10.0%	Asset Allocation Fund
10.1%	Capital Income Builder Fund
29.9%	The Bond Fund of America

The fund’s investment objective is to provide long-term growth of capital while providing current income. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the 12 months ended December 31, 2022, the fund’s shares were down 15.74%. All the underlying funds had negative returns.

American Funds Managed Risk Growth Portfolio

Underlying allocations as of 12/31/22:
29.8%	Growth Fund
15.0%	Global Growth Fund
10.0%	Global Small Capitalization Fund
15.0%	Growth-Income Fund
5.0%	Washington Mutual Investors Fund
19.0%	The Bond Fund of America
6.2%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income and fixed income funds. The managed risk strategy was modestly additive to returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

For the 12 months ended December 31, 2022, the fund’s shares dropped 20.36%. All the underlying funds had negative returns.

See page 7 for footnotes.

6	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth and Income Portfolio

Underlying allocations as of 12/31/22:
10.0%	Growth Fund
25.0%	Capital World Growth and Income Fund
25.0%	Growth-Income Fund
5.0%	Asset Allocation Fund
15.0%	Capital Income Builder Fund
14.4%	The Bond Fund of America
5.6%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds. The managed risk strategy was additive to returns overall. Within the strategy, the equity future overlay contributed while the Treasury future and option overlays detracted.

For the 12 months ended December 31, 2022, the fund’s shares declined 15.10%. All the underlying funds had negative returns.

American Funds Managed Risk Global Allocation Portfolio

Underlying allocations as of 12/31/22:
24.9%	Global Growth Fund
20.0%	Capital World Growth and Income Fund
10.0%	Asset Allocation Fund
24.9%	Global Balanced Fund
15.0%	Capital World Bond Fund
5.2%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds may include growth, growth-and-income, equity-income, balanced, asset allocation and fixed income funds. The managed risk strategy was modestly additive to returns overall. Within the strategy, the equity future overlay was positive while the Treasury future and option overlays detracted.

For the 12 months ended December 31, 2022, the fund’s shares fell 18.25%. All the underlying funds had negative returns.

*	Cash and equivalents includes short-term securities, accrued income and other assets less liabilities. It also may include investments in money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
†	The managed risk strategy is operated by Milliman Financial Risk Management LLC. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying funds in certain rising market conditions.

The Portfolio Series funds are actively monitored; allocations and funds may change.

Allocations may not achieve fund objectives. The portfolios’ risks are directly related to the risks of the underlying funds. Underlying fund allocations are as of December 2022. Allocation percentages and underlying funds are subject to the Portfolio Solutions Committee’s discretion and will evolve over time. Underlying funds may be added or removed during the year.

American Funds Insurance Series – Portfolio Series	7

American Funds® Global Growth Portfolio

Investment portfolio December 31, 2022

Growth funds 80.06%	Shares	Value (000)
American Funds Insurance Series - Global Growth Fund, Class 1	609,300	$18,388
American Funds Insurance Series - Growth Fund, Class 1	160,232	12,224
American Funds Insurance Series - Global Small Capitalization Fund, Class 1[1]	569,453	9,237
American Funds Insurance Series - International Fund, Class 1	401,899	6,153
American Funds Insurance Series - New World Fund, Class 1	138,894	3,097

Total growth funds (cost: $58,722,000)		49,099

Growth-and-income funds 20.02%
American Funds Insurance Series - Capital World Growth and Income Fund, Class 1	1,052,166	12,279

Total growth-and-income funds (cost: $13,978,000)		12,279
Total investment securities 100.08% (cost: $72,700,000)		61,378
Other assets less liabilities (0.08)%		(51)

Net assets 100.00%		$61,327

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 80.06%
American Funds Insurance Series - Global Growth Fund, Class 1	$25,184	$3,928	$1,954	$(484)	$(8,286)	$18,388	$185	$2,268
American Funds Insurance Series - Growth Fund, Class 1	16,742	4,136	1,668	(540)	(6,446)	12,224	80	1,931
American Funds Insurance Series - Global Small Capitalization Fund, Class 1[1]	12,680	4,444	764	(395)	(6,728)	9,237	—	3,329
American Funds Insurance Series - International Fund, Class 1	8,437	1,573	1,126	(355)	(2,376)	6,153	132	900
American Funds Insurance Series - New World Fund, Class 1	4,217	538	388	(104)	(1,166)	3,097	53	300
						49,099

Growth-and-income funds 20.02%
American Funds Insurance Series - Capital World Growth and Income Fund, Class 1	16,853	4,060	2,584	(254)	(5,796)	12,279	338	2,897
Total 100.08%				$(2,132)	$(30,798)	$61,378	$788	$11,625

[1]	Fund did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Refer to the notes to financial statements.

8	American Funds Insurance Series – Portfolio Series

American Funds® Growth and Income Portfolio

Investment portfolio December 31, 2022

Growth funds 9.86%	Shares	Value (000)
American Funds Insurance Series - Growth Fund, Class 1	420,345	$32,068

Total growth funds (cost: $32,534,000)		32,068

Growth-and-income funds 40.19%
American Funds Insurance Series - Capital World Growth and Income Fund, Class 1	5,602,737	65,384
American Funds Insurance Series - Growth-Income Fund, Class 1	1,301,174	65,332

Total growth-and-income funds (cost: $146,427,000)		130,716

Asset allocation funds 10.01%
American Funds Insurance Series - Asset Allocation Fund, Class 1	1,466,444	32,555

Total asset allocation funds (cost: $41,375,000)		32,555

Equity-income funds 10.10%
American Funds Insurance Series - Capital Income Builder, Class 1	2,988,378	32,842

Total equity-income funds (cost: $28,991,000)		32,842

Fixed income funds 29.92%
American Funds Insurance Series - The Bond Fund of America, Class 1	10,341,834	97,317

Total fixed income funds (cost: $115,183,000)		97,317
Total investment securities 100.08% (cost: $364,510,000)		325,498
Other assets less liabilities (0.08)%		(270)

Net assets 100.00%		$325,228

American Funds Insurance Series – Portfolio Series	9

American Funds® Growth and Income Portfolio (continued)

Investments in affiliates1

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 9.86%
American Funds Insurance Series - Growth Fund, Class 1	$37,645	$12,860	$1,769	$(467)	$(16,201)	$32,068	$207	$4,750

Growth-and-income funds 40.19%
American Funds Insurance Series - Capital World Growth and Income Fund, Class 1	75,361	22,903	3,572	(1,379)	(27,929)	65,384	1,763	14,711
American Funds Insurance Series - Growth-Income Fund, Class 1	75,346	12,638	2,939	(401)	(19,312)	65,332	1,037	6,454
						130,716

Asset allocation funds 10.01%
American Funds Insurance Series - Asset Allocation Fund, Class 1	37,647	4,167	141	(38)	(9,080)	32,555	722	3,432

Equity-income funds 10.10%
American Funds Insurance Series - Capital Income Builder, Class 1	37,800	1,200	2,637	(10)	(3,511)	32,842	1,027	—

Fixed income funds 29.92%
American Funds Insurance Series - The Bond Fund of America, Class 1	113,219	16,185	14,077	(1,190)	(16,820)	97,317	3,262	1,145
Total 100.08%				$(3,485)	$(92,853)	$325,498	$8,018	$30,492

[1]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Refer to the notes to financial statements.

10	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth Portfolio

Investment portfolio December 31, 2022

Growth funds 54.89%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	6,180,000	$471,472
American Funds Insurance Series – Global Growth Fund, Class 1	7,813,452	235,810
American Funds Insurance Series – Global Small Capitalization Fund, Class 1[1]	9,692,149	157,207

Total growth funds (cost: $974,627,000)		864,489

Growth-and-income funds 19.96%
American Funds Insurance Series – Growth-Income Fund, Class 1	4,696,475	235,810
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	6,194,116	78,603

Total growth-and-income funds (cost: $338,430,000)		314,413

Fixed income funds 18.96%
American Funds Insurance Series – The Bond Fund of America, Class 1	31,732,625	298,604

Total fixed income funds (cost: $324,846,000)		298,604

Short-term securities 2.30%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[2]	36,195,248	36,195

Total short-term securities (cost: $36,195,000)		36,195

Options purchased 0.05%
Options purchased*		820

Total options purchased (cost: $4,575,000)		820
Total investment securities 96.16% (cost: $1,678,673,000)		1,514,521
Other assets less liabilities 3.84%		60,507

Net assets 100.00%		$1,575,028

*Options purchased

Put

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	260	USD	99,827	USD	2,700.00	3/17/2023	$107
S&P 500 Index	520		199,654		2,800.00	3/17/2023	260
S&P 500 Index	390		149,740		2,850.00	3/17/2023	208
S&P 500 Index	365		140,142		2,900.00	3/17/2023	245
							$820

American Funds Insurance Series – Portfolio Series	11

American Funds Managed Risk Growth Portfolio (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	1,003	March 2023	USD108,253	$(632)
Nikkei 225 Index Contracts	Short	55	March 2023	(10,812)	736
Japanese Yen Currency Contracts	Short	124	March 2023	(11,946)	(503)
FTSE 100 Index Contracts	Short	193	March 2023	(17,428)	(22)
British Pound Currency Contracts	Short	241	March 2023	(18,201)	450
Russell 2000 Mini Index Contracts	Short	289	March 2023	(25,589)	639
Mini MSCI Emerging Market Index Contracts	Short	949	March 2023	(45,523)	679
S&P Mid 400 E-mini Index Contracts	Short	219	March 2023	(53,493)	990
Euro Stoxx 50 Index Contracts	Short	1,686	March 2023	(68,269)	3,645
Euro Currency Contracts	Short	558	March 2023	(75,009)	(199)
S&P 500 E-mini Index Contracts	Short	2,413	March 2023	(465,830)	12,739
					$18,522

Investments in affiliates3

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 54.89%
American Funds Insurance Series – Growth Fund, Class 1	$594,971	$610,806	$485,512	$(74,595)	$(174,198)	$471,472	$3,035	$73,126
American Funds Insurance Series – Global Growth Fund, Class 1	298,430	199,629	157,673	(63,977)	(40,599)	235,810	2,306	28,510
American Funds Insurance Series – Global Small Capitalization Fund, Class 1[1]	198,324	193,830	120,373	(49,894)	(64,680)	157,207	—	55,512
						864,489

Growth-and-income funds 19.96%
American Funds Insurance Series – Growth-Income Fund, Class 1	298,430	174,061	163,203	27,479	(100,957)	235,810	3,775	24,366
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	100,106	60,366	54,457	6,411	(33,823)	78,603	1,724	18,483
						314,413

Fixed income funds 18.96%
American Funds Insurance Series – The Bond Fund of America, Class 1	398,536	265,026	303,889	(50,923)	(10,146)	298,604	10,438	3,634
Total 93.81%				$(205,499)	$(424,403)	$1,477,506	$21,278	$203,631

[1]	Fund did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 12/31/2022.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

12	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth and Income Portfolio

Investment portfolio December 31, 2022

Growth funds 9.98%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	1,662,632	$126,842

Total growth funds (cost: $139,120,000)		126,842

Growth-and-income funds 49.93%
American Funds Insurance Series – Capital World Growth and Income Fund, Class 1	27,182,977	317,226
American Funds Insurance Series – Growth-Income Fund, Class 1	6,317,971	317,226

Total growth-and-income funds (cost: $712,977,000)		634,452

Asset allocation funds 4.99%
American Funds Insurance Series – Asset Allocation Fund, Class 1	2,856,806	63,421

Total asset allocation funds (cost: $74,571,000)		63,421

Equity-income funds 14.97%
American Funds Insurance Series – Capital Income Builder Fund, Class 1	17,312,400	190,263

Total equity-income funds (cost: $186,414,000)		190,263

Fixed income funds 14.47%
American Funds Insurance Series – The Bond Fund of America, Class 1	19,544,014	183,909

Total fixed income funds (cost: $200,329,000)		183,909

Short-term securities 2.26%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[1]	28,679,353	28,679

Total short-term securities (cost: $28,679,000)		28,679

Options purchased 0.05%
Options purchased*		594

Total options purchased (cost: $3,164,000)		594
Total investment securities 96.65% (cost: $1,345,254,000)		1,228,160
Other assets less liabilities 3.35%		42,621

Net assets 100.00%		$1,270,781

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	100	USD38,395	USD2,700.00	3/17/2023	$41
S&P 500 Index	300	115,185	2,800.00	3/17/2023	150
S&P 500 Index	405	155,500	2,850.00	3/17/2023	215
S&P 500 Index	280	107,506	2,900.00	3/17/2023	188
					$594

American Funds Insurance Series – Portfolio Series	13

American Funds Managed Risk Growth and Income Portfolio (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	720	March 2023	USD77,709	$(251)
Russell 2000 Mini Index Contracts	Short	39	March 2023	(3,453)	85
Nikkei 225 Index Contracts	Short	60	March 2023	(11,795)	773
Japanese Yen Currency Contracts	Short	137	March 2023	(13,198)	(550)
FTSE 100 Index Contracts	Short	226	March 2023	(20,407)	(29)
British Pound Currency Contracts	Short	283	March 2023	(21,374)	507
S&P Mid 400 E-mini Index Contracts	Short	121	March 2023	(29,556)	494
Mini MSCI Emerging Market Index Contracts	Short	688	March 2023	(33,003)	384
Euro Stoxx 50 Index Contracts	Short	1,229	March 2023	(49,764)	2,002
Euro Currency Contracts	Short	419	March 2023	(56,324)	(159)
S&P 500 E-mini Index Contracts	Short	1,760	March 2023	(339,768)	8,554
					$11,810

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 9.98%
American Funds Insurance Series – Growth Fund, Class 1	$152,822	$182,784	$143,439	$(28,675)	$(36,650)	$126,842	$812	$19,581

Growth-and-income funds 49.93%
American Funds Insurance Series – Capital World Growth and Income Fund, Class 1	382,784	303,748	225,697	(17,063)	(126,546)	317,226	8,493	72,892
American Funds Insurance Series – Growth-Income Fund, Class 1	382,784	278,821	248,906	30,763	(126,236)	317,226	5,044	32,314
						634,452

Asset allocation funds 4.99%
American Funds Insurance Series – Asset Allocation Fund, Class 1	77,139	32,563	28,374	(6,205)	(11,702)	63,421	1,412	6,848

Equity-income funds 14.97%
American Funds Insurance Series – Capital Income Builder Fund, Class 1	229,961	80,029	99,546	16,756	(36,937)	190,263	6,034	—

Fixed income funds 14.47%
American Funds Insurance Series – The Bond Fund of America, Class 1	229,961	161,401	171,292	(28,820)	(7,341)	183,909	6,301	2,213
Total 94.34%				$(33,244)	$(345,412)	$1,198,887	$28,096	$133,848

[1]	Rate represents the seven-day yield at 12/31/2022.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

14	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Global Allocation Portfolio

Investment portfolio December 31, 2022

Growth funds 24.95%	Shares	Value (000)
American Funds Insurance Series – Global Growth Fund, Class 1	3,082,175	$93,020

Total growth funds (cost: $99,633,000)		93,020

Growth-and-income funds 19.96%
American Funds Insurance Series – Capital World Growth and Income Fund, Class 1	6,377,301	74,423

Total growth-and-income funds (cost: $85,463,000)		74,423

Asset allocation funds 9.98%
American Funds Insurance Series – Asset Allocation Fund, Class 1	1,676,992	37,229

Total asset allocation funds (cost: $39,765,000)		37,229

Balanced funds 24.94%
American Funds Insurance Series – American Funds Global Balanced Fund, Class 1[1]	7,411,955	93,020

Total balanced funds (cost: $96,573,000)		93,020

Fixed income funds 14.97%
American Funds Insurance Series – Capital World Bond Fund, Class 1	5,845,671	55,826

Total fixed income funds (cost: $59,716,000)		55,826

Short-term securities 2.38%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12%[2]	8,870,516	8,871

Total short-term securities (cost: $8,871,000)		8,871

Options purchased 0.05%
Options purchased*		196

Total options purchased (cost: $1,050,000)		196
Total investment securities 97.23% (cost: $391,071,000)		362,585
Other assets less liabilities 2.77%		10,312

Net assets 100.00%		$372,897

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2022 (000)
S&P 500 Index	35	USD13,438	USD2,700.00	3/17/2023	$14
S&P 500 Index	95	36,475	2,800.00	3/17/2023	48
S&P 500 Index	145	55,673	2,850.00	3/17/2023	77
S&P 500 Index	85	32,636	2,900.00	3/17/2023	57
					$196

American Funds Insurance Series – Portfolio Series	15

American Funds Managed Risk Global Allocation Portfolio (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2022 (000)
5 Year U.S. Treasury Note Futures	Long	195	March 2023	USD21,046	$(32)
Russell 2000 Mini Index Contracts	Short	12	March 2023	(1,062)	24
Nikkei 225 Index Contracts	Short	18	March 2023	(3,538)	245
Japanese Yen Currency Contracts	Short	41	March 2023	(3,950)	(169)
S&P Mid 400 E-mini Index Contracts	Short	22	March 2023	(5,374)	76
FTSE 100 Index Contracts	Short	74	March 2023	(6,682)	(13)
British Pound Currency Contracts	Short	93	March 2023	(7,024)	162
Mini MSCI Emerging Market Index Contracts	Short	311	March 2023	(14,919)	203
Euro Stoxx 50 Index Contracts	Short	589	March 2023	(23,849)	938
Euro Currency Contracts	Short	195	March 2023	(26,213)	(77)
S&P 500 E-mini Index Contracts	Short	332	March 2023	(64,093)	1,542
					$2,899

Investments in affiliates3

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 24.95%
American Funds Insurance Series – Global Growth Fund, Class 1	$120,215	$101,081	$86,466	$(17,519)	$(24,291)	$93,020	$917	$11,561

Growth-and-income funds 19.96%
American Funds Insurance Series – Capital World Growth and Income Fund, Class 1	96,446	68,848	55,497	(698)	(34,676)	74,423	2,021	17,806

Asset allocation funds 9.98%
American Funds Insurance Series – Asset Allocation Fund, Class 1	47,995	19,622	19,466	446	(11,368)	37,229	834	4,164

Balanced funds 24.94%
American Funds Insurance Series – American Funds Global Balanced Fund, Class 1[1]	120,215	35,303	45,375	(544)	(16,579)	93,020	—	568

Fixed income funds 14.97%
American Funds Insurance Series – Capital World Bond Fund, Class 1	72,221	46,740	49,395	(12,487)	(1,253)	55,826	181	987
Total 94.80%				$(30,802)	$(88,167)	$353,518	$3,953	$35,086

[1]	Fund did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 12/31/2022.
[3]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

16	American Funds Insurance Series – Portfolio Series

Financial statements

Statements of assets and liabilities at December 31, 2022	(dollars and shares in thousands, except per-share amounts)

		Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
	Assets:
	Investment securities, at value:
	Unaffiliated issuers	$—		$—		$37,015	$29,273	$9,067
	Affiliated issuers	61,378		325,498		1,477,506	1,198,887	353,518
	Cash collateral pledged for futures contracts	—		—		46,390	33,122	8,615
	Receivables for:
	Sales of investments	40		113		14,088	9,253	1,576
	Sales of fund’s shares	—	*	—	*	224	—	—
	Dividends	—		—		156	124	39
	Variation margin on futures contracts	—		—		3,861	2,748	958
		61,418		325,611		1,579,240	1,273,407	373,773
	Liabilities:
	Payables for:
	Purchases of investments	—		—		952	720	275
	Repurchases of fund’s shares	40		113		1,394	373	128
	Investment advisory services	—		—		135	109	32
	Insurance administrative fees	38		200		985	791	234
	Services provided by related parties	13		68		328	265	78
	Trustees’ deferred compensation	—	*	2		11	9	3
	Variation margin on futures contracts	—		—		407	359	126
		91		383		4,212	2,626	876
	Net assets at December 31, 2022	$61,327		$325,228		$1,575,028	$1,270,781	$372,897

	Net assets consist of:
	Capital paid in on shares of beneficial interest	$64,008		$335,831		$1,748,600	$1,308,993	$407,471
	Total accumulated loss	(2,681)		(10,603)		(173,572)	(38,212)	(34,574)
	Net assets at December 31, 2022	$61,327		$325,228		$1,575,028	$1,270,781	$372,897

	Investment securities, at cost:
	Unaffiliated issuers	$—		$—		$40,770	$31,843	$9,921
	Affiliated issuers	72,700		364,510		1,637,903	1,313,411	381,150

	Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 4:	Net assets	$61,327		$325,228
	Shares outstanding	5,527		29,903		Not applicable	Not applicable	Not applicable
	Net asset value per share	$11.09		$10.88
Class P2:	Net assets					$1,575,028	$1,270,781	$372,897
	Shares outstanding	Not applicable		Not applicable		169,362	128,603	39,896
	Net asset value per share					$9.30	$9.88	$9.35

*	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series – Portfolio Series	17

Financial statements (continued)

Statements of operations for the year ended December 31, 2022	(dollars in thousands)

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Investment income:
Income:
Dividends:
Unaffiliated issuers	$—	$—	$814	$628	$189
Affiliated issuers	788	8,018	21,278	28,096	3,953
	788	8,018	22,092	28,724	4,142
Fees and expenses:
Investment advisory services	—	—	2,542	2,013	611
Distribution services	167	837	4,237	3,354	1,019
Insurance administrative services	167	837	4,237	3,354	1,019
Transfer agent services	— *	— *	— *	— *	— *
Accounting and administrative services	—	—	92	75	29
Reports to shareholders	1	4	11	9	3
Registration statement and prospectus	1	4	18	11	3
Trustees’ compensation	— *	— *	2	1	— *
Auditing and legal	2	8	41	33	10
Custodian	6	26	3	3	4
Other	— *	— *	1	1	— *
Total fees and expenses before waivers	344	1,716	11,184	8,854	2,698
Less waivers of fees and expenses:
Investment advisory services waivers	—	—	848	672	204
Total fees and expenses after waivers	344	1,716	10,336	8,182	2,494
Net investment income	444	6,302	11,756	20,542	1,648
Net realized gain (loss) and unrealized depreciation:
Net realized (loss) gain on:
Investments in:
Unaffiliated issuers	—	—	(11,359)	(10,694)	(2,781)
Affiliated issuers	(2,132)	(3,485)	(205,499)	(33,244)	(30,802)
Futures contracts	—	—	(1,952)	(8,831)	(5,949)
Currency transactions	—	—	(190)	(304)	(54)
Capital gain distributions received from affiliated issuers	11,625	30,492	203,631	133,848	35,086
	9,493	27,007	(15,369)	80,775	(4,500)
Net unrealized (depreciation) appreciation on:
Investments in:
Unaffiliated issuers	—	—	446	1,072	117
Affiliated issuers	(30,798)	(92,853)	(424,403)	(345,412)	(88,167)
Futures contracts	—	—	19,387	12,550	2,667
	(30,798)	(92,853)	(404,570)	(331,790)	(85,383)
Net realized gain (loss) and unrealized depreciation	(21,305)	(65,846)	(419,939)	(251,015)	(89,883)
Net decrease in net assets resulting from operations	$(20,861)	$(59,544)	$(408,183)	$(230,473)	$(88,235)

*	Amount less than one thousand.

Refer to the notes to financial statements.

18	American Funds Insurance Series – Portfolio Series

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income	$444	$381	$6,302	$4,363	$11,756	$4,460
Net realized gain (loss)	9,493	8,596	27,007	29,430	(15,369)	282,863
Net unrealized (depreciation) appreciation	(30,798)	804	(92,853)	5,432	(404,570)	(87,129)
Net (decrease) increase in net assets resulting from operations	(20,861)	9,781	(59,544)	39,225	(408,183)	200,194

Distributions paid to shareholders	(9,974)	(1,572)	(35,419)	(10,434)	(259,110)	(18,360)

Net capital share transactions	8,118	5,159	43,477	35,193	248,176	59,229

Total (decrease) increase in net assets	(22,717)	13,368	(51,486)	63,984	(419,117)	241,063

Net assets:
Beginning of year	84,044	70,676	376,714	312,730	1,994,145	1,753,082
End of year	$61,327	$84,044	$325,228	$376,714	$1,575,028	$1,994,145

	Managed Risk Growth and Income Portfolio		Managed Risk Global Allocation Portfolio
	Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021
Operations:
Net investment income	$20,542	$15,751	$1,648	$3,149
Net realized gain (loss)	80,775	121,319	(4,500)	44,187
Net unrealized (depreciation) appreciation	(331,790)	14,188	(85,383)	(8,638)
Net (decrease) increase in net assets resulting from operations	(230,473)	151,258	(88,235)	38,698

Distributions paid to shareholders	(112,305)	(16,939)	(40,195)	(3,407)

Net capital share transactions	79,014	10,702	18,917	(949)

Total (decrease) increase in net assets	(263,764)	145,021	(109,513)	34,342

Net assets:
Beginning of year	1,534,545	1,389,524	482,410	448,068
End of year	$1,270,781	$1,534,545	$372,897	$482,410

Refer to the notes to financial statements.

American Funds Insurance Series – Portfolio Series	19

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds (the “funds”), including five funds in the series covered in this report. The other 29 funds in the series are covered in separate reports. Twenty-three funds in the series are covered in the American Funds Insurance Series report and six funds in the series are covered in the American Funds Insurance Series — Target Date Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), three of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund in the American Funds Insurance Series – Portfolio Series are as follows:

Global Growth Portfolio — Seeks to provide long-term growth of capital.

Growth and Income Portfolio — Seeks to provide long-term growth of capital while providing current income.

Managed Risk Growth Portfolio — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Growth and Income Portfolio — Seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

Managed Risk Global Allocation Portfolio — Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund offers one share class (Class 4 for Global Growth Portfolio and Growth and Income Portfolio, and Class P2 for the three managed risk funds). Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

20	American Funds Insurance Series – Portfolio Series

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

Distributions paid to shareholders — Income dividends and capital gain distributions paid to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in each fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. The net asset value per share of each fund and each underlying fund is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. As of December 31, 2022, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in each fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of each fund’s assets could cause each fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. Some of the funds may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. To the extent that any of the funds that invest in the non-diversified investment company invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on that fund’s investment results.

American Funds Insurance Series – Portfolio Series	21

Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as a fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by a fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that each fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for each fund. This strategy could raise certain conflicts of interest when choosing underlying investments for each fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of each fund.

Underlying fund risks — Because each fund’s investments consist of underlying funds, each fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in each fund and the applicable underlying funds.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of each fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of an underlying fund’s securities and income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds, which could impact the liquidity of the funds’ portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

22	American Funds Insurance Series – Portfolio Series

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The underlying funds’ rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the underlying fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

American Funds Insurance Series – Portfolio Series	23

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs, or try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which the fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, a fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — A fund may suffer losses from short positions in futures and options contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

24	American Funds Insurance Series – Portfolio Series

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Asset allocation — A certain fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Currency — The prices of, and the income generated by, many debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than a diversified fund. To the extent that the fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on a managed risk fund’s investment results.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. The occurrence of either or both of these events could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

American Funds Insurance Series – Portfolio Series	25

5. Certain investment techniques

Options contracts — The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in the fund’s statement of operations. The average month-end notional amount of options contracts while held by Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio was $845,906,000, $739,642,000 and $205,037,000, respectively.

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in each fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. The average month-end notional amount of futures contracts while held by Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio was $1,394,639,000, $1,600,393,000 and $551,847,000, respectively.

The tables on the following page identify the location and fair value amounts on each fund’s statement of assets and liabilities and the effect on each fund’s statement of operations resulting from the managed risk funds’ use of options purchased and futures contracts as of December 31, 2022 (dollars in thousands):

26	American Funds Insurance Series – Portfolio Series

Managed Risk Growth Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers*	$820	Investment securities from unaffiliated issuers*	$—
Futures	Currency	Unrealized appreciation†	450	Unrealized depreciation†	702
Futures	Equity	Unrealized appreciation†	19,428	Unrealized depreciation†	22
Futures	Interest	Unrealized appreciation†	—	Unrealized depreciation†	632
			$20,698		$1,356

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(11,359)	Net unrealized appreciation on investments in unaffiliated issuers	$446
Futures	Currency	Net realized gain on futures contracts	3,921	Net unrealized depreciation on futures contracts	(168)
Futures	Equity	Net realized gain on futures contracts	12,464	Net unrealized appreciation on futures contracts	20,103
Futures	Interest	Net realized loss on futures contracts	(18,337)	Net unrealized depreciation on futures contracts	(548)
			$(13,311)		$19,833

Managed Risk Growth and Income Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers*	$594	Investment securities from unaffiliated issuers*	$—
Futures	Currency	Unrealized appreciation†	507	Unrealized depreciation†	709
Futures	Equity	Unrealized appreciation†	12,292	Unrealized depreciation†	29
Futures	Interest	Unrealized appreciation†	—	Unrealized depreciation†	251
			$13,393		$989

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(10,694)	Net unrealized appreciation on investments in unaffiliated issuers	$1,072
Futures	Currency	Net realized gain on futures contracts	5,166	Net unrealized depreciation on futures contracts	(125)
Futures	Equity	Net realized gain on futures contracts	2,807	Net unrealized appreciation on futures contracts	12,783
Futures	Interest	Net realized loss on futures contracts	(16,804)	Net unrealized depreciation on futures contracts	(108)
			(19,525)		$13,622

Refer to the end of the tables for footnotes.

American Funds Insurance Series – Portfolio Series	27

Managed Risk Global Allocation Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers*	$196	Investment securities from unaffiliated issuers*	$—
Futures	Currency	Unrealized appreciation†	162	Unrealized depreciation†	246
Futures	Equity	Unrealized appreciation†	3,028	Unrealized depreciation†	13
Futures	Interest	Unrealized appreciation†	—	Unrealized depreciation†	32
			$3,386		$291

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(2,781)	Net unrealized appreciation on investments in unaffiliated issuers	$117
Futures	Currency	Net realized gain on futures contracts	1,663	Net unrealized depreciation on futures contracts	(83)
Futures	Equity	Net realized loss on futures contracts	(3,328)	Net unrealized appreciation on futures contracts	2,756
Futures	Interest	Net realized loss on futures contracts	(4,284)	Net unrealized depreciation on futures contracts	(6)
			$(8,730)		$2,784

*	Includes options purchased as reported in the fund’s investment portfolio.
†	Includes cumulative appreciation/depreciation on futures contracts as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.

Collateral — Funds that invest in futures contracts participate in a collateral program. The program calls for each fund to pledge highly liquid assets, such as cash or U.S. government securities, as collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

28	American Funds Insurance Series – Portfolio Series

Additional tax basis disclosures for each fund as of December 31, 2022, were as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Undistributed ordinary income	$537	$5,747	$17,068	$19,332	$2,811
Undistributed long-term capital gains	8,800	25,351	272,779	182,472	34,930
Gross unrealized appreciation on investments	841	6,662	4,492	7,191	1,100
Gross unrealized depreciation on investments	(12,860)	(48,360)	(467,911)	(247,207)	(73,415)
Net unrealized depreciation on investments	(12,019)	(41,698)	(463,419)	(240,016)	(72,315)
Cost of investments	73,397	367,196	1,996,462	1,479,986	437,799
Reclassification to total accumulated loss from capital paid in on shares of beneficial interest	(1)	—	—	—	—

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Portfolio

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 4	$1,799	$8,175	$9,974	$214	$1,358	$1,572

Growth and Income Portfolio

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 4	$10,097	$25,322	$35,419	$5,732	$4,702	$10,434

Managed Risk Growth Portfolio

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$29,570	$229,540	$259,110	$18,360	$—	$18,360

Managed Risk Growth and Income Portfolio

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$34,140	$78,165	$112,305	$16,939	$—	$16,939

Managed Risk Global Allocation Portfolio

	Year ended December 31, 2022			Year ended December 31, 2021
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$6,466	$33,729	$40,195	$3,407	$—	$3,407

American Funds Insurance Series – Portfolio Series	29

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.150% of daily net assets for the three managed risk funds. CRMC receives investment advisory fees from the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC waived a portion of the investment advisory services fees equal to 0.05% of each fund’s daily net assets for the three managed risk funds. For the year ended December 31, 2022, total investment advisory services fees waived by CRMC were $1,724,000. CRMC does not intend to recoup these waivers. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.25% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 4	0.25%	0.25%
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for all share classes. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to the funds. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. CRMC receives administrative services fee at the annual rate of 0.03% of average daily net assets from the Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The three managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which each fund compensates BNY Mellon for providing accounting and administrative services. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

30	American Funds Insurance Series – Portfolio Series

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation in each fund’s statement of operations reflects current fees (either paid in cash or deferred) and a net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 4	$6,416	505	$9,974	853	$(8,272)	(678)	$8,118	680

Year ended December 31, 2021

Class 4	$12,509	747	$1,572	93	$(8,922)	(529)	$5,159	311

Growth and Income Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class 4	$32,757	2,764	$35,420	3,125	$(24,700)	(2,083)	$43,477	3,806

Year ended December 31, 2021

Class 4	$46,703	3,326	$10,433	745	$(21,943)	(1,582)	$35,193	2,489

Managed Risk Growth Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P2	$66,751	6,086	$259,110	26,420	$(77,685)	(7,596)	$248,176	24,910

Year ended December 31, 2021

Class P2	$129,307	9,721	$18,360	1,371	$(88,438)	(6,636)	$59,229	4,456

American Funds Insurance Series – Portfolio Series	31

Managed Risk Growth and Income Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P2	$48,413	4,527	$112,305	10,888	$(81,704)	(7,614)	$79,014	7,801

Year ended December 31, 2021

Class P2	$64,009	5,216	$16,939	1,367	$(70,246)	(5,764)	$10,702	819

Managed Risk Global Allocation Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class P2	$12,516	1,158	$40,195	4,150	$(33,794)	(3,420)	$18,917	1,888

Year ended December 31, 2021

Class P2	$22,259	1,801	$3,407	275	$(26,615)	(2,176)	$(949)	(100)

10. Ownership concentration

At December 31, 2022, Managed Risk Growth and Income Portfolio held 18% and 17% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, Managed Risk Global Allocation Portfolio held 25% of the outstanding shares of American Funds Insurance Series -American Funds Global Balanced Fund.

11. Investment transactions

Each fund engaged in purchases and sales of investment securities during the year ended December 31, 2022, as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Purchases of investment securities*	$18,679	$69,953	$1,503,718	$1,039,346	$271,594
Sales of investment securities*	8,484	25,136	1,285,107	917,254	256,199

*	Excludes short-term securities and U.S. government obligations, if any.

32	American Funds Insurance Series – Portfolio Series

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[3]	to average net assets after waivers/ reimburse- ments[2,3]	Net effective expense ratio[2,4,5]	Ratio of net income to average net assets[2]
Global Growth Portfolio
Class 4:
12/31/2022	$17.34	$.08	$(4.30)	$(4.22)	$(.31)	$(1.72)	$(2.03)	$11.09	(24.75)%	$61	.51%	.51%	.98%	.66%
12/31/2021	15.58	.08	2.02	2.10	(.05)	(.29)	(.34)	17.34	13.49	84	.52	.52	1.04	.48
12/31/2020	13.35	.03	2.91	2.94	(.12)	(.59)	(.71)	15.58	23.80	71	.55	.55	1.15	.24
12/31/2019	10.68	.12	3.18	3.30	(.09)	(.54)	(.63)	13.35	31.67	54	.61	.56	1.18	.97
12/31/2018	12.17	.08	(1.22)	(1.14)	(.12)	(.23)	(.35)	10.68	(9.77)	36	.59	.58	1.20	.69
Growth and Income Portfolio
Class 4:
12/31/2022	$14.44	$.22	$(2.46)	$(2.24)	$(.31)	$(1.01)	$(1.32)	$10.88	(15.74)%	$325	.51%	.51%	.80%	1.88%
12/31/2021	13.25	.18	1.44	1.62	(.23)	(.20)	(.43)	14.44	12.32	377	.52	.52	.84	1.28
12/31/2020	12.13	.18	1.53	1.71	(.22)	(.37)	(.59)	13.25	14.86	313	.52	.52	.91	1.49
12/31/2019	10.59	.22	1.81	2.03	(.19)	(.30)	(.49)	12.13	19.57	257	.52	.52	.96	1.92
12/31/2018	11.40	.20	(.58)	(.38)	(.16)	(.27)	(.43)	10.59	(3.51)	168	.53	.53	.97	1.81
Managed Risk Growth Portfolio
Class P2:
12/31/2022	$13.80	$.07	$(2.80)	$(2.73)	$(.19)	$(1.58)	$(1.77)	$9.30	(20.36)%	$1,575	.66%	.61%	.99%	.69%
12/31/2021	12.52	.03	1.38	1.41	(.13)	—	(.13)	13.80	11.29	1,994	.66	.61	1.01	.24
12/31/2020	11.61	.07	1.38	1.45	(.13)	(.41)	(.54)	12.52	13.35	1,753	.66	.61	1.03	.65
12/31/2019	10.28	.13	1.80	1.93	(.14)	(.46)	(.60)	11.61	19.26	1,474	.66	.61	1.02	1.20
12/31/2018	11.16	.12	(.53)	(.41)	(.14)	(.33)	(.47)	10.28	(3.98)	1,073	.66	.61	1.00	1.06
Managed Risk Growth and Income Portfolio
Class P2:
12/31/2022	$12.70	$.16	$(2.05)	$(1.89)	$(.28)	$(.65)	$(.93)	$9.88	(15.10)%	$1,271	.66%	.61%	.99%	1.53%
12/31/2021	11.58	.13	1.13	1.26	(.14)	—	(.14)	12.70	10.93	1,535	.66	.61	1.04	1.07
12/31/2020	11.55	.13	.39	.52	(.18)	(.31)	(.49)	11.58	4.96	1,390	.66	.61	1.05	1.16
12/31/2019	10.18	.18	1.74	1.92	(.18)	(.37)	(.55)	11.55	19.29	1,288	.67	.62	1.08	1.66
12/31/2018	11.13	.17	(.67)	(.50)	(.17)	(.28)	(.45)	10.18	(4.72)	974	.66	.61	1.07	1.54
Managed Risk Global Allocation Portfolio
Class P2:
12/31/2022	$12.69	$.04	$(2.32)	$(2.28)	$(.17)	$(.89)	$(1.06)	$9.35	(18.25)%	$373	.66%	.61%	1.11%	.40%
12/31/2021	11.76	.08	.94	1.02	(.09)	—	(.09)	12.69	8.70	482	.67	.62	1.19	.68
12/31/2020	11.60	.07	.52	.59	(.12)	(.31)	(.43)	11.76	5.65	448	.68	.63	1.20	.61
12/31/2019	10.07	.13	1.89	2.02	(.15)	(.34)	(.49)	11.60	20.44	424	.68	.63	1.20	1.20
12/31/2018	11.04	.14	(.88)	(.74)	(.10)	(.13)	(.23)	10.07	(6.90)	325	.68	.63	1.20	1.27

Refer to the next page for footnotes.

American Funds Insurance Series – Portfolio Series	33

Financial highlights (continued)

	Year ended December 31,
Portfolio turnover rate	2022	2021	2020	2019	2018
Global Growth Portfolio	13%	36%	14%	14%	12%
Growth and Income Portfolio	7	36	7	6	5
Managed Risk Growth Portfolio	80	46	80	6	4
Managed Risk Growth and Income Portfolio	72	44	73	5	4
Managed Risk Global Allocation Portfolio	66	29	49	6	3

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements from CRMC. During the years shown, CRMC waived a portion of investment advisory services fees on each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the funds.
[3]	This column does not include expenses of the underlying funds in which each fund invests.
[4]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[5]	Unaudited.

34	American Funds Insurance Series – Portfolio Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of American Funds Global Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of American Funds Global Growth Portfolio, American Funds Growth and Income Portfolio, American Funds Managed Risk Growth Portfolio, American Funds Managed Risk Growth and Income Portfolio and American Funds Managed Risk Global Allocation Portfolio (five of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
February 17, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Insurance Series – Portfolio Series	35

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the tables on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36	American Funds Insurance Series – Portfolio Series

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Global Growth Portfolio
Class 4 – actual return	$1,000.00	$1,030.53	$2.61	.51%	$5.02	.98%
Class 4 – assumed 5% return	1,000.00	1,022.63	2.60	.51	4.99	.98
Growth and Income Portfolio
Class 4 – actual return	$1,000.00	$1,015.72	$2.59	.51%	$4.06	.80%
Class 4 – assumed 5% return	1,000.00	1,022.63	2.60	.51	4.08	.80
Managed Risk Growth Portfolio
Class P2 – actual return	$1,000.00	$981.66	$3.05	.61%	$4.94	.99%
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	5.04	.99
Managed Risk Growth and Income Portfolio
Class P2 – actual return	$1,000.00	$992.56	$3.06	.61%	$4.97	.99%
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	5.04	.99
Managed Risk Global Allocation Portfolio
Class P2 – actual return	$1,000.00	$994.42	$3.07	.61%	$5.58	1.11%
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	5.65	1.11

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series – Portfolio Series	37

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

38	American Funds Insurance Series – Portfolio Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees[4,5]

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President and Trustee	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[5]	35	None
Michael C. Gitlin, 1970 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

American Funds Insurance Series – Portfolio Series	39

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[5]; Director, The Capital Group Companies, Inc.[5]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[5]; Senior Vice President, Secretary and Director, Capital Group Companies Global[5]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[5]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[5]
Peter Eliot, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[5]; Director, The Capital Group Companies, Inc.[5]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[5]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	Company affiliated with Capital Research and Management Company.

40	American Funds Insurance Series – Portfolio Series

Office of the series

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/individual/investments.

“Proxy Voting Guidelines for American Funds Insurance Series — Portfolio Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on our website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Insurance Series — Portfolio Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of American Funds Insurance Series — Portfolio Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series — Portfolio Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2023, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

American Funds Insurance Series – Portfolio Series	41

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2022.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Capital World Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2021. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Insurance Series® Target Date Series Annual report for the year ended December 31, 2022

Offering variable
annuity investors
a balanced approach
to building and
preserving wealth
through retirement

Depending on the proximity to its target date, each fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. Each fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, each fund seeks to balance total return and stability over time.

American Funds, by Capital Group, is one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class 4 shares at net asset value. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Each target date fund is composed of a mix of the American Funds and is subject to the risks and returns of the underlying funds. Investing outside the United States involves risks such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Small company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investments in mortgage-related securities involve additional risks, such as prepayment risk, as more fully described in the prospectus. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. While not directly correlated to changes in interest rates, the values of inflation linked bonds generally fluctuate in response to changes in real interest rates and may experience greater losses than other debt securities with similar durations. Fund shares of U.S. Government Securities Fund® are not guaranteed by the U.S. government.

The funds’ allocation strategy does not guarantee that investors’ retirement savings goals will be met. The allocation strategy promotes asset accumulation prior to retirement, but it is also intended to provide equity exposure throughout retirement to deliver capital growth potential. The funds may seek dividend income to help dampen risk while maintaining equity exposure, and may invest in fixed income securities to help provide current income, capital preservation and inflation protection. The funds’ risks are directly related to the risks of the underlying funds. Refer to the series prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the series.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

6	Investment approach for American Funds Insurance Series – Target Date Series

Investment portfolios

7	American Funds IS 2035 Target Date Fund

9	American Funds IS 2030 Target Date Fund

11	American Funds IS 2025 Target Date Fund

13	American Funds IS 2020 Target Date Fund

15	American Funds IS 2015 Target Date Fund

17	American Funds IS 2010 Target Date Fund

19	Financial statements

43	Board of trustees and other officers

Fellow investors:

It is our pleasure to present the annual report for American Funds Insurance Series® — Target Date Series for the year ended December 31, 2022.

All six of the funds declined amid a wide market downturn. However, three of the six funds outpaced their respective S&P Target Date Index1 (as shown in the table on page 3). We continue to maintain a long-term perspective regarding the series’ results – balancing investors’ need to build wealth with the need to preserve it near and during retirement. Although comparisons with indexes can provide insights, we believe a comparison of absolute returns should be accompanied by an analysis of risk to fully assess whether a target date series is meeting its objectives.

About the series

Launched December 6, 2019, the series offers a suite of funds that offer variable annuity investors objective-based portfolios to help meet retirement goals. It is managed by the Target Date Solutions Committee (“the Committee”), a group of seasoned investment professionals with varied backgrounds, diverse investment approaches and decades of experience. The members of the committee include Michelle J. Black, David A. Hoag, Jessica C. Spaly, Samir Mathur, Wesley K. Phoa, Bradley J. Vogt and Shannon Ward.

In managing the series, the Committee carefully selects a mix of individual American Funds, employing an objective-based framework supported by rigorous analysis. The Committee regularly monitors each fund in the series.

Investment objectives

Depending on the proximity to its target date, which we define as the year that corresponds roughly to the year in which the investor expects to retire, each fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. Each fund will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds as it approaches and passes its target date. In this way, the funds seek to balance total return and stability over time.

The investment environment

Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Communication services, consumer discretionary and information technology stocks suffered the biggest losses. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.

U.S. equities had their worst year since 2008 as the S&P 500 Index2 fell 18.11%. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. On the upside, energy was the top S&P 500 sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.

Bonds fell in the face of rising inflation, and the Federal Reserve hiked its policy rate 425 basis points over seven policy meetings in an attempt to tame it. The Bloomberg U.S. Treasury Index3 lost 12.46% in one of the worst bond market

See page 2 for footnotes.

Past results are not predictive of results in future periods.

American Funds Insurance Series – Target Date Series	1

declines in history. The Federal Reserve and European Central Bank, among others, aggressively raised interest rates in an attempt to bring inflation back to a target of roughly 2%, down from 7% to 10% in many economies.

For the fiscal year, the MSCI All Country World Index ex USA4 fell 16.00%. The Bloomberg U.S. Aggregate Index5 declined 13.01%, while the Bloomberg Global Aggregate Index6 was down 16.25%.

Inside the series

Over the year ended December 31, 2022, the more conservative 2010, 2015 and 2020 funds beat their respective S&P Target Date Index. These funds benefited from the relative resiliency of their underlying fixed income funds, resulting in a positive excess return for eight out of the 10 underlying funds.

Despite declines for American High-Income Trust® (8.84%) and American Funds Mortgage Fund® (9.74%), both fixed income funds outpaced their benchmarks, by 2.34 and 2.07 percentage points, respectively. Capital World Bond Fund® was the relative laggard among the fixed income funds, declining by 17.17% for the year, versus a 16.25% decline for its benchmark, resulting in a difference of –0.92 percentage points.

Results in the underlying equity funds were mixed as growth-oriented stocks declined across the board. However, 11 of the 17 underlying equity funds outpaced their benchmarks, led by American Mutual Fund® and Washington Mutual Investors Fund, which exceeded by 13.92 and 9.93 percentage points, respectively.

Over their lifetimes, Target Date Series funds have outpaced their benchmarks by an average of 0.66%.

Looking ahead

Big questions remain about how the U.S. economy will do in 2023. It is possible that the delayed impact of higher rates will keep growth slow, or even cause a mild recession. However, we have confidence in the long-term trajectory of the economy and the stock market has likely digested much of the potential bad news already, given the decline this year. Investors have reason for hope, as we’ve already taken a measure of pain, in both stocks and bonds. Inflation may persist above the levels we’ve been used to the past 10 years, but is likely to gently decline over the coming year from the 6.5% figure published in January 2023. That would be good news on its own, and would also lighten the upward pressure we’ve seen on interest rates this past year. The global negative impact of COVID-19 has already persisted longer than anyone predicted back in early 2020, but should also decline with time, particularly as China has decided to end lockdowns. That will eventually help economic growth.

Thus, as 2023 progresses we may see, out of many fears, a reason for optimism. The ongoing war in Ukraine remains a wild card, and we hope it does not spill over into a larger conflict. That may be the biggest risk to a mildly positive outlook for stocks. There can still be bumps in the road, but with our world-class research, we will continue to focus on finding those companies with the best fundamentals and the best risk-versus-return tradeoffs. We believe that we will find plenty of attractive securities for the long term in this environment. In the event of periods of volatility, we remain committed to our process, and will look for opportunities at that time as well.

Our time-tested process is based on extensive research, a long-term framework and close attention to valuation, and has resulted in superior outcomes for investors over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 17, 2023

Past results are not predictive of results in future periods.

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. The S&P Target Date Indexes are a series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.
[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury.
[4]	Source: MSCI. MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.
[5]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/ or Fitch as an indication of an issuer’s creditworthiness.
[6]	Source: Bloomberg Index Services Ltd. Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets.

2	American Funds Insurance Series – Target Date Series

Results at a glance

For periods ended December 31, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
Class 4 shares	1 year	Lifetime (since 12/6/19)	Expense ratio

American Funds IS 2035 Target Date Fund	–16.79%	4.36%	0.86%
S&P Target Date 2035 Index	–14.99	3.97
American Funds IS 2030 Target Date Fund	–14.87	3.49	0.63
S&P Target Date 2030 Index	–13.96	3.33
American Funds IS 2025 Target Date Fund	–13.25	3.21	0.86
S&P Target Date 2025 Index	–13.13	2.77
American Funds IS 2020 Target Date Fund	–11.51	2.88	0.84
S&P Target Date 2020 Index	–12.81	1.93
American Funds IS 2015 Target Date Fund	–10.63	2.82	0.83
S&P Target Date 2015 Index	–12.16	1.91
American Funds IS 2010 Target Date Fund	–9.56	2.67	0.83
S&P Target Date 2010 Index	–11.44	1.59
S&P 500 Index	–18.11	8.46
MSCI All Country World Index (ACWI) ex USA	–16.00	1.31
Bloomberg U.S. Aggregate Index	–13.01	–2.61

The target date funds invest in Class R-6 shares of the underlying funds.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/ or expense reimbursements, without which they would have been lower. Expense ratios are as of the series prospectus dated May 1, 2023 (unaudited), and are restated to reflect current fees. Visit capitalgroup.com/afis for more information.

Past results are not predictive of results in future periods.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

The S&P Target Date Indexes are a series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time. Source: S&P Dow Jones Indices LLC.

S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. Source: S&P Dow Jones Indices LLC.

MSCI ACWI ex USA is a free float-adjusted market capitalization-weighted index designed to measure developed and emerging equity markets excluding the U.S., and its results reflect dividends net of withholding taxes. Source: MSCI.

Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. Source: Bloomberg Index Services Ltd.

American Funds Insurance Series – Target Date Series	3

The value of a $10,000 investment

(for periods ended December 31, 2022, with all distributions reinvested)

Fund results shown are for Class 4 shares and reflect a hypothetical $10,000 investment. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis.

2035 Fund

Average annual total returns[2] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	Lifetime (since 12/6/19)	Expense ratio

Class 4 shares	–16.79%	4.36%	0.86%

2030 Fund

Average annual total returns[2] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	Lifetime (since 12/6/19)	Expense ratio

Class 4 shares	–14.87%	3.49%	0.63%

2025 Fund

Average annual total returns[2] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	Lifetime (since 12/6/19)	Expense ratio

Class 4 shares	–13.25%	3.21%	0.86%

2020 Fund

Average annual total returns[2] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	Lifetime (since 12/6/19)	Expense ratio

Class 4 shares	–11.51%	2.88%	0.84%

4	American Funds Insurance Series – Target Date Series

2015 Fund

Average annual total returns[2] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	Lifetime (since 12/6/19)	Expense ratio

Class 4 shares	–10.63%	2.82%	0.83%

2010 Fund

Average annual total returns[2] based on a $1,000 investment (for the year ended December 31, 2022)
	1 year	Lifetime (since 12/6/19)	Expense ratio

Class 4 shares	–9.56%	2.67%	0.83%

Past results are not predictive of results in future periods.

[1]	The S&P Target Date Indexes are a series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time. Source: S&P Dow Jones Indices LLC.
[2]	Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Expense ratios are as of the series prospectus dated May 1, 2023, and are restated to reflect current fees. Visit capitalgroup.com/afis for more information.

The results shown are before taxes on fund distributions and sale of fund shares.

American Funds Insurance Series – Target Date Series	5

Investment approach for American Funds Insurance Series – Target Date Series

The glide path illustrates the investment approach of the funds by showing how investments in the various fund categories will change over time. Each fund’s asset mix becomes relatively more conservative — both prior to and after retirement — as time elapses. As you can see, even into retirement a fairly substantial portion will remain invested in funds that concentrate on stocks. We believe that with retirement lasting two decades or longer for many people, an equity component makes sense, particularly in the early years of retirement. The allocations shown reflect the target allocations as of December 31, 2022.

American Funds Insurance Series — Target Date Series glide path

The Target Date Solutions Committee continually monitors the funds in the series. Each target date fund will continue to be managed for approximately 30 years after the fund reaches its target date. The target date is the year that corresponds roughly to the year in which an investor is assumed to retire and begin taking withdrawals. The funds may be subject to an allocation approach that will not meet an investor’s retirement goals. The funds’ investment adviser anticipates that the funds will invest their assets within a range that deviates no more than 10% above or below these allocations. The investment adviser will monitor the funds on an ongoing basis and may make modifications to either the investment approach or the underlying fund allocations that the investment adviser believes could benefit shareholders.

6	American Funds Insurance Series – Target Date Series

American Funds® IS 2035 Target Date Fund

Investment portfolio December 31, 2022

Growth funds 28.65%	Shares	Value (000)
AMCAP Fund, Class R-6[1]	1,856	$57
The Growth Fund of America, Class R-6	1,153	57
SMALLCAP World Fund, Inc., Class R-6	734	43
New Perspective Fund, Class R-6	865	41
American Funds Global Insight Fund, Class R-6	1,943	36
The New Economy Fund, Class R-6	326	14
New World Fund, Inc., Class R-6	107	7

Total growth funds (cost: $249,000)		255

Growth-and-income funds 31.80%
American Mutual Fund, Class R-6	1,288	62
Capital World Growth and Income Fund, Class R-6	1,212	62
Fundamental Investors, Class R-6	948	57
Washington Mutual Investors Fund, Class R-6	928	48
The Investment Company of America, Class R-6	868	36
International Growth and Income Fund, Class R-6	559	18

Total growth-and-income funds (cost: $269,000)		283

Equity-income funds 7.64%
The Income Fund of America, Class R-6	1,576	36
Capital Income Builder, Class R-6	510	32

Total equity-income funds (cost: $65,000)		68

Balanced funds 13.03%
American Balanced Fund, Class R-6	2,471	71
American Funds Global Balanced Fund, Class R-6	1,372	45

Total balanced funds (cost: $110,000)		116

Fixed income funds 18.99%
U.S. Government Securities Fund, Class R-6	3,617	44
American Funds Inflation Linked Bond Fund, Class R-6	4,072	37
American Funds Mortgage Fund, Class R-6	2,958	27
American Funds Multi-Sector Income Fund, Class R-6	2,582	23
Intermediate Bond Fund of America, Class R-6	1,289	16
American Funds Strategic Bond Fund, Class R-6	1,126	11
Capital World Bond Fund, Class R-6	662	11

Total fixed income funds (cost: $168,000)		169
Total investment securities 100.11% (cost: $861,000)		891
Other assets less liabilities (0.11)%		(1)

Net assets 100.00%		$890

American Funds Insurance Series – Target Date Series	7

American Funds® IS 2035 Target Date Fund (continued)

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)		Net unrealized appreciation (depreciation) (000)		Value of affiliates at 12/31/2022 (000)	Dividend income (000)		Capital gain distributions received (000)
Growth funds 28.65%
AMCAP Fund, Class R-6[1]	$10	$63	$16	$(1)		$1		$57	$—		$—	[3]
The Growth Fund of America, Class R-6	10	64	14	(1)		(2)		57	—	[3]	1
SMALLCAP World Fund, Inc., Class R-6	7	47	11	(1)		1		43	—	[3]	—
New Perspective Fund, Class R-6	8	45	12	—	[3]	—	[3]	41	—	[3]	1
American Funds Global Insight Fund, Class R-6	5	38	9	—	[3]	2		36	—	[3]	—
The New Economy Fund, Class R-6	4	15	4	(1)		—	[3]	14	—	[3]	—
New World Fund, Inc., Class R-6	2	7	2	—	[3]	—	[3]	7	—	[3]	—
								255
Growth-and-income funds 31.80%
American Mutual Fund, Class R-6	10	68	17	—	[3]	1		62	1		1
Capital World Growth and Income Fund, Class R-6	10	67	18	—	[3]	3		62	1		—
Fundamental Investors, Class R-6	10	62	15	(1)		1		57	1		1
Washington Mutual Investors Fund, Class R-6	8	52	13	—	[3]	1		48	—	[3]	1
The Investment Company of America, Class R-6	6	39	9	—	[3]	—	[3]	36	—	[3]	1
International Growth and Income Fund, Class R-6	3	19	5	—	[3]	1		18	—	[3]	—	[3]
								283
Equity-income funds 7.64%
The Income Fund of America, Class R-6	6	39	9	—	[3]	—	[3]	36	1		1
Capital Income Builder, Class R-6	5	35	9	—	[3]	1		32	1		—
								68
Balanced funds 13.03%
American Balanced Fund, Class R-6	11	77	19	—	[3]	2		71	1		—	[3]
American Funds Global Balanced Fund, Class R-6	7	48	12	—	[3]	2		45	—	[3]	—
								116
Fixed income funds 18.99%
U.S. Government Securities Fund, Class R-6	10	49	15	(1)		1		44	—	[3]	—
American Funds Inflation Linked Bond Fund, Class R-6	4	44	10	—	[3]	(1)		37	2		—
American Funds Mortgage Fund, Class R-6	2	31	7	—	[3]	1		27	—	[3]	—
American Funds Multi-Sector Income Fund, Class R-6	—	29	6	—	[3]	—	[3]	23	—	[3]	—
Intermediate Bond Fund of America, Class R-6	2	19	5	—	[3]	—	[3]	16	—	[3]	—
American Funds Strategic Bond Fund, Class R-6	—	14	3	—	[3]	—	[3]	11	—	[3]	—
Capital World Bond Fund, Class R-6	2	13	5	—	[3]	1		11	—	[3]	—
								169
Total 100.11%				$(6)		$16		$891	$8		$7

[1]	Fund did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Amount less than one thousand.

Refer to the notes to financial statements.

8	American Funds Insurance Series – Target Date Series

American Funds® IS 2030 Target Date Fund

Investment portfolio December 31, 2022

Growth funds 19.07%	Shares	Value (000)
AMCAP Fund, Class R-6[1]	950	$29
The Growth Fund of America, Class R-6	465	23
American Funds Global Insight Fund, Class R-6	922	17
SMALLCAP World Fund, Inc., Class R-6	234	13
New Perspective Fund, Class R-6	247	12

Total growth funds (cost: $109,000)		94

Growth-and-income funds 28.80%
American Mutual Fund, Class R-6	716	35
Capital World Growth and Income Fund, Class R-6	670	34
Washington Mutual Investors Fund, Class R-6	477	25
Fundamental Investors, Class R-6	343	21
The Investment Company of America, Class R-6	408	17
International Growth and Income Fund, Class R-6	313	10

Total growth-and-income funds (cost: $148,000)		142

Equity-income funds 8.11%
Capital Income Builder, Class R-6	317	20
The Income Fund of America, Class R-6	880	20

Total equity-income funds (cost: $41,000)		40

Balanced funds 12.98%
American Balanced Fund, Class R-6	1,378	39
American Funds Global Balanced Fund, Class R-6	767	25

Total balanced funds (cost: $70,000)		64

Fixed income funds 31.24%
American Funds Inflation Linked Bond Fund, Class R-6	3,027	27
American Funds Mortgage Fund, Class R-6	2,743	25
U.S. Government Securities Fund, Class R-6	2,013	25
Intermediate Bond Fund of America, Class R-6	1,674	21
The Bond Fund of America, Class R-6	1,822	21
American Funds Multi-Sector Income Fund, Class R-6	1,663	15
American Funds Strategic Bond Fund, Class R-6	1,051	10
Capital World Bond Fund, Class R-6	615	10

Total fixed income funds (cost: $166,000)		154
Total investment securities 100.20% (cost: $534,000)		494
Other assets less liabilities (0.20)%		(1)

Net assets 100.00%		$493

American Funds Insurance Series – Target Date Series	9

American Funds® IS 2030 Target Date Fund (continued)

Investments in affiliates2

	Value of affiliates at 1/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)		Net unrealized depreciation (000)	Value of affiliates at 12/31/2022 (000)	Dividend income (000)		Capital gain distributions received (000)
Growth funds 19.07%
AMCAP Fund, Class R-6[1]	$17	$21	$2	$—	[3]	$(7)	$29	$—		$1
The Growth Fund of America, Class R-6	14	18	2	(1)		(6)	23	—	[3]	1
American Funds Global Insight Fund, Class R-6	10	10	1	—	[3]	(2)	17	—	[3]	—
SMALLCAP World Fund, Inc., Class R-6	9	9	1	(1)		(3)	13	—	[3]	—
New Perspective Fund, Class R-6	7	9	1	—	[3]	(3)	12	—	[3]	—	[3]
							94
Growth-and-income funds 28.80%
American Mutual Fund, Class R-6	20	22	4	—	[3]	(3)	35	1		1
Capital World Growth and Income Fund, Class R-6	19	23	4	—	[3]	(4)	34	1		—
Washington Mutual Investors Fund, Class R-6	14	16	2	—	[3]	(3)	25	—	[3]	1
Fundamental Investors, Class R-6	13	14	3	—	[3]	(3)	21	—	[3]	—	[3]
The Investment Company of America, Class R-6	10	11	1	—	[3]	(3)	17	—	[3]	1
International Growth and Income Fund, Class R-6	6	6	1	—	[3]	(1)	10	—	[3]	—	[3]
							142
Equity-income funds 8.11%
Capital Income Builder, Class R-6	11	12	2	—	[3]	(1)	20	1		—
The Income Fund of America, Class R-6	11	13	2	—	[3]	(2)	20	1		1
							40
Balanced funds 12.98%
American Balanced Fund, Class R-6	22	25	3	(1)		(4)	39	1		—	[3]
American Funds Global Balanced Fund, Class R-6	14	15	2	—	[3]	(2)	25	—	[3]	—
							64
Fixed income funds 31.24%
American Funds Inflation Linked Bond Fund, Class R-6	12	21	2	—	[3]	(4)	27	2		—
American Funds Mortgage Fund, Class R-6	14	16	3	—	[3]	(2)	25	—	[3]	—
U.S. Government Securities Fund, Class R-6	18	17	7	(1)		(2)	25	1		—
Intermediate Bond Fund of America, Class R-6	16	16	9	(1)		(1)	21	1		—
The Bond Fund of America, Class R-6	6	18	2	—	[3]	(1)	21	—	[3]	—	[3]
American Funds Multi-Sector Income Fund, Class R-6	—	16	1	—	[3]	— [3]	15	—	[3]	—
American Funds Strategic Bond Fund, Class R-6	—	12	1	—	[3]	(1)	10	—	[3]	—
Capital World Bond Fund, Class R-6	14	9	10	(3)		— [3]	10	—	[3]	—
							154
Total 100.20%				$(8)		$(58)	$494	$9		$6

[1]	Fund did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Amount less than one thousand.

Refer to the notes to financial statements.

10	American Funds Insurance Series – Target Date Series

American Funds® IS 2025 Target Date Fund

Investment portfolio December 31, 2022

Growth funds 10.68%	Shares	Value (000)
AMCAP Fund, Class R-6[1]	1,860	$57
American Funds Global Insight Fund, Class R-6	2,301	42
The Growth Fund of America, Class R-6	442	22
New Perspective Fund, Class R-6	256	12
SMALLCAP World Fund, Inc., Class R-6	208	12

Total growth funds (cost: $173,000)		145

Growth-and-income funds 25.70%
American Mutual Fund, Class R-6	1,817	88
Capital World Growth and Income Fund, Class R-6	1,704	88
Washington Mutual Investors Fund, Class R-6	1,329	69
Fundamental Investors, Class R-6	693	42
The Investment Company of America, Class R-6	1,016	42
International Growth and Income Fund, Class R-6	624	20

Total growth-and-income funds (cost: $360,000)		349

Equity-income funds 11.12%
The Income Fund of America, Class R-6	3,850	87
Capital Income Builder, Class R-6	1,021	64

Total equity-income funds (cost: $158,000)		151

Balanced funds 12.66%
American Balanced Fund, Class R-6	3,838	110
American Funds Global Balanced Fund, Class R-6	1,917	62

Total balanced funds (cost: $187,000)		172

Fixed income funds 39.91%
The Bond Fund of America, Class R-6	8,869	101
American Funds Inflation Linked Bond Fund, Class R-6	10,183	93
Intermediate Bond Fund of America, Class R-6	6,002	75
American Funds Mortgage Fund, Class R-6	8,224	74
U.S. Government Securities Fund, Class R-6	5,399	66
American Funds Multi-Sector Income Fund, Class R-6	5,460	49
American Funds Strategic Bond Fund, Class R-6	3,551	34
Capital World Bond Fund, Class R-6	1,683	27
American High-Income Trust, Class R-6	2,539	23

Total fixed income funds (cost: $609,000)		542
Total investment securities 100.07% (cost: $1,487,000)		1,359
Other assets less liabilities (0.07)%		(1)

Net assets 100.00%		$1,358

American Funds Insurance Series – Target Date Series	11

American Funds® IS 2025 Target Date Fund (continued)

Investments in affiliates2

	Value of				Net	Net	Value of			Capital gain
	affiliates at				realized	unrealized	affiliates at	Dividend		distributions
	1/1/2022	Additions	Reductions		loss	depreciation	12/31/2022	income		received
	(000)	(000)	(000)		(000)	(000)	(000)	(000)		(000)
Growth funds 10.68%
AMCAP Fund, Class R-6[1]	$57	$29	$6		$(2)	$(21)	$57	$—		$4
American Funds Global Insight Fund, Class R-6	35	15	2		— [3]	(6)	42	1		—
The Growth Fund of America, Class R-6	29	11	7		(3)	(8)	22	—	[3]	1
New Perspective Fund, Class R-6	15	5	3		(1)	(4)	12	—	[3]	1
SMALLCAP World Fund, Inc., Class R-6	14	5	3		(1)	(3)	12	—	[3]	—
							145
Growth-and-income funds 25.70%
American Mutual Fund, Class R-6	77	32	14		— [3]	(7)	88	2		2
Capital World Growth and Income Fund, Class R-6	77	37	10		(2)	(14)	88	2		—
Washington Mutual Investors Fund, Class R-6	59	25	6		— [3]	(9)	69	2		3
Fundamental Investors, Class R-6	36	17	2		(1)	(8)	42	1		1
The Investment Company of America, Class R-6	36	17	2		(1)	(8)	42	1		2
International Growth and Income Fund, Class R-6	19	8	3		(1)	(3)	20	1		—	[3]
							349
Equity-income funds 11.12%
The Income Fund of America, Class R-6	64	35	2		— [3]	(10)	87	3		3
Capital Income Builder, Class R-6	51	22	3		— [3]	(6)	64	2		—
							151
Balanced funds 12.66%
American Balanced Fund, Class R-6	94	38	6		(1)	(15)	110	2		1
American Funds Global Balanced Fund, Class R-6	53	21	3		— [3]	(9)	62	1		—
							172
Fixed income funds 39.91%
The Bond Fund of America, Class R-6	68	47	—		—	(14)	101	3		—	[3]
American Funds Inflation Linked Bond Fund, Class R-6	64	46	—	[3]	— [3]	(17)	93	6		—
Intermediate Bond Fund of America, Class R-6	100	41	56		(5)	(5)	75	2		—
American Funds Mortgage Fund, Class R-6	60	26	3		— [3]	(9)	74	2		—
U.S. Government Securities Fund, Class R-6	63	24	11		(2)	(8)	66	2		—
American Funds Multi-Sector Income Fund, Class R-6	—	50	—		—	(1)	49	1		—
American Funds Strategic Bond Fund, Class R-6	—	37	—		—	(3)	34	1		—
Capital World Bond Fund, Class R-6	54	27	42		(10)	(2)	27	1		—
American High-Income Trust, Class R-6	20	16	9		(1)	(3)	23	1		—
							542
Total 100.07%					$(31)	$(193)	$1,359	$37		$18

[1]	Fund did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Amount less than one thousand.

Refer to the notes to financial statements.

12	American Funds Insurance Series – Target Date Series

American Funds® IS 2020 Target Date Fund

Investment portfolio December 31, 2022

Growth funds 4.32%	Shares	Value (000)
American Funds Global Insight Fund, Class R-6	3,548	$65
AMCAP Fund, Class R-6[1]	1,496	46

Total growth funds (cost: $136,000)		111

Growth-and-income funds 22.93%
American Mutual Fund, Class R-6	3,190	155
Capital World Growth and Income Fund, Class R-6	2,700	139
Washington Mutual Investors Fund, Class R-6	2,478	129
The Investment Company of America, Class R-6	1,889	78
Fundamental Investors, Class R-6	1,286	77
International Growth and Income Fund, Class R-6	361	11

Total growth-and-income funds (cost: $626,000)		589

Equity-income funds 16.23%
The Income Fund of America, Class R-6	11,947	270
Capital Income Builder, Class R-6	2,334	147

Total equity-income funds (cost: $439,000)		417

Balanced funds 12.18%
American Balanced Fund, Class R-6	7,245	208
American Funds Global Balanced Fund, Class R-6	3,246	105

Total balanced funds (cost: $354,000)		313

Fixed income funds 44.42%
The Bond Fund of America, Class R-6	17,831	203
American Funds Inflation Linked Bond Fund, Class R-6	21,777	199
American Funds Mortgage Fund, Class R-6	17,012	153
Intermediate Bond Fund of America, Class R-6	12,145	151
U.S. Government Securities Fund, Class R-6	10,343	127
American Funds Multi-Sector Income Fund, Class R-6	11,538	103
American High-Income Trust, Class R-6	8,446	77
American Funds Strategic Bond Fund, Class R-6	8,009	76
Capital World Bond Fund, Class R-6	3,221	52

Total fixed income funds (cost: $1,305,000)		1,141
Total investment securities 100.08% (cost: $2,860,000)		2,571
Other assets less liabilities (0.08)%		(2)

Net assets 100.00%		$2,569

American Funds Insurance Series – Target Date Series	13

American Funds® IS 2020 Target Date Fund (continued)

Investments in affiliates2

	Value of			Net	Net	Value of			Capital gain
	affiliates at			realized	unrealized	affiliates at	Dividend		distributions
	1/1/2022	Additions	Reductions	loss	depreciation	12/31/2022	income		received
	(000)	(000)	(000)	(000)	(000)	(000)	(000)		(000)
Growth funds 4.32%
American Funds Global Insight Fund, Class R-6	$78	$3	$3	$— [3]	$(13)	$65	$1		$—
AMCAP Fund, Class R-6[1]	66	6	4	(1)	(21)	46	—		4
						111
Growth-and-income funds 22.93%
American Mutual Fund, Class R-6	179	11	20	— [3]	(15)	155	4		4
Capital World Growth and Income Fund, Class R-6	167	15	11	(3)	(29)	139	4		—
Washington Mutual Investors Fund, Class R-6	149	14	13	(1)	(20)	129	3		6
The Investment Company of America, Class R-6	90	11	4	(1)	(18)	78	1		4
Fundamental Investors, Class R-6	89	10	3	(1)	(18)	77	1		3
International Growth and Income Fund, Class R-6	18	1	5	(1)	(2)	11	—	[3]	—	[3]
						589
Equity-income funds 16.23%
The Income Fund of America, Class R-6	286	33	12	(1)	(36)	270	10		9
Capital Income Builder, Class R-6	161	8	6	— [3]	(16)	147	6		—
						417
Balanced funds 12.18%
American Balanced Fund, Class R-6	239	9	6	(1)	(33)	208	4		1
American Funds Global Balanced Fund, Class R-6	119	7	2	— [3]	(19)	105	2		—
						313
Fixed income funds 44.42%
The Bond Fund of America, Class R-6	239	11	11	(1)	(35)	203	6		—	[3]
American Funds Inflation Linked Bond Fund, Class R-6	209	39	12	(1)	(36)	199	12		—
American Funds Mortgage Fund, Class R-6	179	6	11	(1)	(20)	153	3		—
Intermediate Bond Fund of America, Class R-6	268	10	105	(9)	(13)	151	5		—
U.S. Government Securities Fund, Class R-6	149	7	9	(1)	(19)	127	4		—
American Funds Multi-Sector Income Fund, Class R-6	—	108	3	— [3]	(2)	103	3		—
American High-Income Trust, Class R-6	149	8	60	(8)	(12)	77	6		—
American Funds Strategic Bond Fund, Class R-6	—	83	—	—	(7)	76	3		—
Capital World Bond Fund, Class R-6	149	4	74	(19)	(8)	52	2		—
						1,141
Total 100.08%				$(50)	$(392)	$2,571	$80		$31

[1]	Fund did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Amount less than one thousand.

Refer to the notes to financial statements.

14	American Funds Insurance Series – Target Date Series

American Funds® IS 2015 Target Date Fund

Investment portfolio December 31, 2022

Growth funds 1.21%	Shares	Value (000)
American Funds Global Insight Fund, Class R-6	11,156	$205
AMCAP Fund, Class R-6[1]	3,314	102

Total growth funds (cost: $368,000)		307

Growth-and-income funds 20.97%
American Mutual Fund, Class R-6	31,567	1,529
Capital World Growth and Income Fund, Class R-6	24,724	1,275
Washington Mutual Investors Fund, Class R-6	21,618	1,124
The Investment Company of America, Class R-6	18,632	768
Fundamental Investors, Class R-6	10,180	613

Total growth-and-income funds (cost: $5,248,000)		5,309

Equity-income funds 18.72%
The Income Fund of America, Class R-6	141,629	3,206
Capital Income Builder, Class R-6	24,321	1,531

Total equity-income funds (cost: $4,773,000)		4,737

Balanced funds 11.46%
American Balanced Fund, Class R-6	65,382	1,881
American Funds Global Balanced Fund, Class R-6	31,386	1,020

Total balanced funds (cost: $3,126,000)		2,901

Fixed income funds 47.72%
The Bond Fund of America, Class R-6	189,097	2,152
American Funds Inflation Linked Bond Fund, Class R-6	221,536	2,020
Intermediate Bond Fund of America, Class R-6	158,357	1,968
American Funds Mortgage Fund, Class R-6	167,052	1,502
American Funds Multi-Sector Income Fund, Class R-6	112,535	1,007
American Funds Strategic Bond Fund, Class R-6	95,717	903
Short-Term Bond Fund of America, Class R-6	80,585	762
American High-Income Trust, Class R-6	83,620	758
Capital World Bond Fund, Class R-6	31,313	505
U.S. Government Securities Fund, Class R-6	40,890	501

Total fixed income funds (cost: $13,399,000)		12,078
Total investment securities 100.08% (cost: $26,914,000)		25,332
Other assets less liabilities (0.08)%		(21)

Net assets 100.00%		$25,311

American Funds Insurance Series – Target Date Series	15

American Funds® IS 2015 Target Date Fund (continued)

Investments in affiliates2

	Value of			Net	Net	Value of		Capital gain
	affiliates at			realized	unrealized	affiliates at	Dividend	distributions
	1/1/2022	Additions	Reductions	loss	depreciation	12/31/2022	income	received
	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Growth funds 1.21%
American Funds Global Insight Fund, Class R-6	$231	$71	$57	$(6)	$(34)	$205	$3	$—
AMCAP Fund, Class R-6[1]	115	48	18	(3)	(40)	102	—	7
						307
Growth-and-income funds 20.97%
American Mutual Fund, Class R-6	1,150	621	132	(2)	(108)	1,529	31	41
Capital World Growth and Income Fund, Class R-6	959	615	97	(14)	(188)	1,275	26	—
Washington Mutual Investors Fund, Class R-6	882	495	121	(3)	(129)	1,124	22	42
The Investment Company of America, Class R-6	576	364	36	(4)	(132)	768	11	31
Fundamental Investors, Class R-6	499	271	41	(4)	(112)	613	10	18
						5,309
Equity-income funds 18.72%
The Income Fund of America, Class R-6	2,376	1,286	104	(3)	(349)	3,206	99	107
Capital Income Builder, Class R-6	1,148	560	45	(2)	(130)	1,531	51	—
						4,737
Balanced funds 11.46%
American Balanced Fund, Class R-6	1,450	686	23	(3)	(229)	1,881	33	9
American Funds Global Balanced Fund, Class R-6	763	410	18	(4)	(131)	1,020	16	—
						2,901
Fixed income funds 47.72%
The Bond Fund of America, Class R-6	1,532	966	65	(5)	(276)	2,152	54	2
American Funds Inflation Linked Bond Fund, Class R-6	1,344	1,128	135	(7)	(310)	2,020	125	—
Intermediate Bond Fund of America, Class R-6	2,106	971	899	(73)	(137)	1,968	51	—
American Funds Mortgage Fund, Class R-6	1,148	560	46	(3)	(157)	1,502	30	—
American Funds Multi-Sector Income Fund, Class R-6	—	1,035	8	— [3]	(20)	1,007	24	—
American Funds Strategic Bond Fund, Class R-6	—	979	7	— [3]	(69)	903	35	—
Short-Term Bond Fund of America, Class R-6	382	422	14	(1)	(27)	762	11	—
American High-Income Trust, Class R-6	959	356	408	(49)	(100)	758	49	—
Capital World Bond Fund, Class R-6	956	375	623	(154)	(49)	505	18	—
U.S. Government Securities Fund, Class R-6	574	122	117	(12)	(66)	501	15	—
						12,078
Total 100.08%				$(352)	$(2,793)	$25,332	$714	$257

[1]	Fund did not produce income during the last 12 months.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Amount less than one thousand.

Refer to the notes to financial statements.

16	American Funds Insurance Series – Target Date Series

American Funds® IS 2010 Target Date Fund

Investment portfolio December 31, 2022

Growth-and-income funds 17.67%	Shares	Value (000)
American Mutual Fund, Class R-6	480,502	$23,276
Washington Mutual Investors Fund, Class R-6	332,424	17,289
Capital World Growth and Income Fund, Class R-6	318,494	16,422
The Investment Company of America, Class R-6	315,240	13,000
Fundamental Investors, Class R-6	100,483	6,054

Total growth-and-income funds (cost: $77,876,000)		76,041

Equity-income funds 22.60%
The Income Fund of America, Class R-6	3,041,645	68,833
Capital Income Builder, Class R-6	451,261	28,411

Total equity-income funds (cost: $101,401,000)		97,244

Balanced funds 9.81%
American Balanced Fund, Class R-6	1,047,795	30,145
American Funds Global Balanced Fund, Class R-6	371,303	12,067

Total balanced funds (cost: $46,107,000)		42,212

Fixed income funds 50.00%
Intermediate Bond Fund of America, Class R-6	3,531,254	43,894
The Bond Fund of America, Class R-6	3,629,297	41,301
American Funds Inflation Linked Bond Fund, Class R-6	3,489,751	31,827
Short-Term Bond Fund of America, Class R-6	3,095,463	29,252
American Funds Mortgage Fund, Class R-6	3,157,007	28,382
American Funds Strategic Bond Fund, Class R-6	1,822,389	17,185
American Funds Multi-Sector Income Fund, Class R-6	1,633,420	14,619
American High-Income Trust, Class R-6	566,427	5,132
Capital World Bond Fund, Class R-6	219,810	3,541

Total fixed income funds (cost: $236,591,000)		215,133
Total investment securities 100.08% (cost: $461,975,000)		430,630
Other assets less liabilities (0.08)%		(352)

Net assets 100.00%		$430,278

American Funds Insurance Series – Target Date Series	17

American Funds® IS 2010 Target Date Fund (continued)

Investments in affiliates1

	Value of			Net	Net	Value of		Capital gain
	affiliates at			realized	unrealized	affiliates at	Dividend	distributions
	1/1/2022	Additions	Reductions	loss	depreciation	12/31/2022	income	received
	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Growth-and-income funds 17.67%
American Mutual Fund, Class R-6	$17,676	$9,162	$1,762	$(63)	$(1,737)	$23,276	$481	$632
Washington Mutual Investors Fund, Class R-6	12,626	7,580	860	(84)	(1,973)	17,289	345	665
Capital World Growth and Income Fund, Class R-6	13,257	7,996	1,979	(226)	(2,626)	16,422	366	—
The Investment Company of America, Class R-6	9,469	6,746	875	(138)	(2,202)	13,000	201	546
Fundamental Investors, Class R-6	5,050	2,714	511	(83)	(1,116)	6,054	106	187
						76,041
Equity-income funds 22.60%
The Income Fund of America, Class R-6	47,346	30,485	1,423	(143)	(7,432)	68,833	2,153	2,336
Capital Income Builder, Class R-6	20,201	11,006	377	(35)	(2,384)	28,411	951	—
						97,244
Balanced funds 9.81%
American Balanced Fund, Class R-6	22,095	11,896	144	(20)	(3,682)	30,145	535	157
American Funds Global Balanced Fund, Class R-6	10,100	4,007	234	(31)	(1,775)	12,067	206	—
						42,212
Fixed income funds 50.00%
Intermediate Bond Fund of America, Class R-6	49,239	23,264	23,632	(2,031)	(2,946)	43,894	1,210	—
The Bond Fund of America, Class R-6	27,776	18,877	—	—	(5,352)	41,301	1,043	43
American Funds Inflation Linked Bond Fund, Class R-6	19,570	17,439	201	(22)	(4,959)	31,827	1,961	—
Short-Term Bond Fund of America, Class R-6	22,095	12,501	3,977	(194)	(1,173)	29,252	470	—
American Funds Mortgage Fund, Class R-6	20,201	11,132	—	—	(2,951)	28,382	556	—
American Funds Strategic Bond Fund, Class R-6	—	18,546	—	—	(1,361)	17,185	667	—
American Funds Multi-Sector Income Fund, Class R-6	—	15,020	72	(4)	(325)	14,619	348	—
American High-Income Trust, Class R-6	9,469	1,936	4,914	(598)	(761)	5,132	414	—
Capital World Bond Fund, Class R-6	9,469	2,016	6,089	(1,478)	(377)	3,541	153	—
						215,133
Total 100.08%				$(5,150)	$(45,132)	$430,630	$12,166	$4,566

[1]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Refer to the notes to financial statements.

18	American Funds Insurance Series – Target Date Series

Financial statements

Statements of assets and liabilities at December 31, 2022	(dollars and shares in thousands, except per-share amounts)

		IS 2035 Fund		IS 2030 Fund		IS 2025 Fund		IS 2020 Fund		IS 2015 Fund	IS 2010 Fund
	Assets:
	Investment securities of affiliated issuers, at value	$891		$494		$1,359		$2,571		$25,332	$430,630
	Cash	—	*	—	*	—	*	—	*	1	—
	Receivables for:
	Sales of investments	—	*	—	*	—	*	—	*	1	—
	Sales of fund’s shares	—		—		—		—		—	253
	Dividends and capital gain distributions	—	*	—	*	2		3		29	499
	Total assets	891		494		1,361		2,574		25,363	431,382
	Liabilities:
	Payables for:
	Purchases of investments	—	*	1		2		3		29	747
	Repurchases of fund’s shares	—	*	—	*	—	*	—	*	2	5
	Insurance administrative fees	1		—	*	1		1		15	254
	Services provided by related parties	—	*	—	*	—	*	1		6	98
	Total liabilities	1		1		3		5		52	1,104
	Net assets at December 31, 2022	$890		$493		$1,358		$2,569		$25,311	$430,278

	Net assets consist of:
	Capital paid in on shares of beneficial interest	$853		$530		$1,484		$2,852		$26,698	$457,163
	Total distributable earnings (accumulated loss)	37		(37)		(126)		(283)		(1,387)	(26,885)
	Net assets at December 31, 2022	$890		$493		$1,358		$2,569		$25,311	$430,278

	Investment securities from affiliated issuers, at cost	$861		$534		$1,487		$2,860		$26,914	$461,975
	Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$12		$11		$11		$11		$11	$11
	Shares outstanding	1		1		1		1		1	1
	Net asset value per share	$9.95		$9.95		$10.17		$10.06		$10.09	$10.17
Class 1A:	Net assets	$11		$11		$11		$11		$11	$11
	Shares outstanding	1		1		1		1		1	1
	Net asset value per share	$9.95		$9.95		$10.17		$10.06		$10.08	$10.17
Class 2:	Net assets	$11		$11		$11		$11		$11	$11
	Shares outstanding	1		1		1		1		1	1
	Net asset value per share	$9.95		$9.95		$10.17		$10.06		$10.08	$10.17
Class 4:	Net assets	$856		$460		$1,325		$2,536		$25,278	$430,245
	Shares outstanding	87		47		131		254		2,519	42,536
	Net asset value per share	$9.90		$9.92		$10.13		$10.01		$10.04	$10.11

*	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series – Target Date Series	19

Financial statements (continued)

Statements of operations for the year ended December 31, 2022	(dollars in thousands)

	IS 2035 Fund		IS 2030 Fund		IS 2025 Fund		IS 2020 Fund		IS 2015 Fund	IS 2010 Fund
Investment income:
Income:
Dividends from affiliated issuers	$8		$9		$37		$80		$714	$12,166
Fees and expenses*:
Distribution services	—	†	1		3		7		55	946
Insurance administrative services	—	†	1		3		7		55	946
Transfer agent services	—	†	—		—	†	—	†	— †	— †
Reports to shareholders	1		—	†	—	†	—	†	1	28
Registration statement and prospectus	—	†	—	†	—	†	—	†	1	21
Auditing and legal	—	†	—	†	1		1		4	78
Custodian	—	†	—	†	—	†	—	†	2	36
Other	—	†	—	†	—	†	—	†	1	12
Total fees and expenses	1		2		7		15		119	2,067
Net investment income	7		7		30		65		595	10,099

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized loss on investments in affiliated issuers	(6)		(8)		(31)		(50)		(352)	(5,150)
Capital gain distributions received from affiliated issuers	7		6		18		31		257	4,566
	1		(2)		(13)		(19)		(95)	(584)
Net unrealized appreciation (depreciation) on investments in affiliated issuers	16		(58)		(193)		(392)		(2,793)	(45,132)
Net realized gain (loss) and unrealized appreciation (depreciation)	17		(60)		(206)		(411)		(2,888)	(45,716)
Net increase (decrease) in net assets resulting from operations	$24		$(53)		$(176)		$(346)		$(2,293)	$(35,617)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Refer to the notes to financial statements.

20	American Funds Insurance Series – Target Date Series

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	IS 2035 Fund		IS 2030 Fund		IS 2025 Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income	$7	$2	$7	$3	$30	$13
Net realized gain (loss)	1	8	(2)	15	(13)	39
Net unrealized appreciation (depreciation)	16	8	(58)	14	(193)	25
Net increase (decrease) in net assets resulting from operations	24	18	(53)	32	(176)	77

Distributions paid to shareholders	(10)	(2)	(20)	(3)	(61)	(10)

Net capital share transactions	734	2	290	74	451	549

Total increase (decrease) in net assets	748	18	217	103	214	616

Net assets:
Beginning of year	142	124	276	173	1,144	528
End of year	$890	$142	$493	$276	$1,358	$1,144

	IS 2020 Fund		IS 2015 Fund		IS 2010 Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income	$65	$35	$595	$268	$10,099	$3,575
Net realized gain (loss)	(19)	73	(95)	531	(584)	6,436
Net unrealized appreciation (depreciation)	(392)	45	(2,793)	594	(45,132)	6,256
Net increase (decrease) in net assets resulting from operations	(346)	153	(2,293)	1,393	(35,617)	16,267

Distributions paid to shareholders	(132)	(22)	(964)	(198)	(13,384)	(2,239)

Net capital share transactions	66	1,804	9,434	6,227	163,880	175,011

Total increase (decrease) in net assets	(412)	1,935	6,177	7,422	114,879	189,039

Net assets:
Beginning of year	2,981	1,046	19,134	11,712	315,399	126,360
End of year	$2,569	$2,981	$25,311	$19,134	$430,278	$315,399

Refer to the notes to financial statements.

American Funds Insurance Series – Target Date Series	21

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds (the “funds”), including six funds in the American Funds Insurance Series — Target Date Series covered in this report. The other 28 funds in the series are covered in separate reports. Twenty-three funds in the series are covered in the American Funds Insurance Series report and five funds in the series are covered in the American Funds Insurance Series — Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

Each fund in the American Funds Insurance Series — Target Date Series is designed for investors who plan to retire in, or close to, the year designated in the fund’s name. Depending on its proximity to its target date, each fund seeks to achieve the following objectives to varying degrees: growth, income and conservation of capital. As each fund approaches and passes its target date, it will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in fixed income, equity-income and balanced funds. Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds (the “underlying funds”) in different combinations and weightings. CRMC is also the investment adviser of the underlying funds.

Each fund offers four share classes (Classes 1, 1A, 2 and 4). Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions paid to shareholders are recorded on each fund’s ex-dividend date.

22	American Funds Insurance Series – Target Date Series

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. The net asset value per share of each fund and each underlying fund is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. As of December 31, 2022, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in each fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of each fund’s assets could cause each fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. For investors who are close to or in retirement, each fund’s equity exposure may result in investment volatility that could reduce an investor’s available retirement assets at a time when the investor has a need to withdraw funds. For investors who are farther from retirement, there is a risk each fund may invest too much in investments designed to ensure capital conservation and current income, which may prevent the investor from meeting his or her retirement goals.

Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as a fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that each fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for each fund. This strategy could raise certain conflicts of interest when choosing underlying investments for each fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of each fund.

American Funds Insurance Series – Target Date Series	23

Underlying fund risks — Because each fund’s investments consist of underlying funds, each fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in each fund and the applicable underlying funds, as described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp declines in value. The value of the underlying fund’s securities and income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests. These risks may be even greater in the case of smaller capitalization stocks. As the fund nears its target date, a decreasing proportion of the fund’s assets will be invested in underlying funds that invest primarily in stocks. Accordingly, these risks are expected to be more significant the further the fund is removed from its target date and are expected to lessen as the fund approaches its target date.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting, and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds, which could impact the liquidity of the funds’ portfolios. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

24	American Funds Insurance Series – Target Date Series

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks. These risks will be more significant as the fund approaches and passes its target date because a greater proportion of the fund’s assets will consist of underlying funds that primarily invest in bonds.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in lower quality, higher yielding debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the investment adviser to be of equivalent quality, which securities are sometimes referred to as “junk bonds.”

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing an underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk, and credit risk.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce an underlying fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the underlying fund.

American Funds Insurance Series – Target Date Series	25

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the underlying fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the underlying fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The underlying fund’s use of derivatives may result in losses to the underlying fund, and investing in derivatives may reduce the underlying fund’s returns and increase the underlying fund’s price volatility. The underlying fund’s counterparty to a derivative transaction (including, if applicable, the underlying fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the underlying fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and system failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Interest rate risk — The values and liquidity of the securities held by the underlying fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The underlying fund may invest in variable and floating rate securities. When the underlying fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the underlying fund may not be able to maintain a positive yield and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Liquidity risk — Certain underlying fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs, or try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2022, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

26	American Funds Insurance Series – Target Date Series

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses, capital losses related to sales of certain securities within 30 days of purchase, and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2022, were as follows (dollars in thousands):

	IS 2035 Fund	IS 2030 Fund	IS 2025 Fund	IS 2020 Fund	IS 2015 Fund	IS 2010 Fund
Undistributed ordinary income	$11	$5	$15	$30	$303	$5,077
Undistributed long-term capital gain	7	1	—	—	—	480
Capital loss carryforward*	—	—	(11)	(16)	(25)	—
Gross unrealized appreciation on investments	24	—	3	5	204	481
Gross unrealized depreciation on investments	(4)	(43)	(133)	(301)	(1,869)	(32,923)
Net unrealized appreciation (depreciation) on investments	20	(43)	(130)	(296)	(1,665)	(32,442)
Cost of investments	871	537	1,489	2,867	26,997	463,072

*	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

IS 2035 Fund
	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class 1	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Class 1A	—	†	—	†	—	†	—	†	—	†	—	†
Class 2	—	†	—	†	—	†	—	†	—	†	—	†
Class 4	3		7		10		1		1		2
Total	$3		$7		$10		$1		$1		$2

IS 2030 Fund

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class 1	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Class 1A	—	†	—	†	—	†	—	†	—	†	—	†
Class 2	—	†	—	†	—	†	—	†	—	†	—	†
Class 4	10		10		20		2		1		3
Total	$10		$10		$20		$2		$1		$3

Refer to the next page for footnote.

American Funds Insurance Series – Target Date Series	27

IS 2025 Fund

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class 1	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Class 1A	—	†	—	†	—	†	—	†	—	†	—	†
Class 2	—	†	—	†	—	†	—	†	—	†	—	†
Class 4	32		29		61		5		5		10
Total	$32		$29		$61		$5		$5		$10

IS 2020 Fund

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class 1	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Class 1A	—	†	—	†	—	†	—	†	—	†	—	†
Class 2	—	†	—	†	—	†	—	†	—	†	—	†
Class 4	74		58		132		15		7		22
Total	$74		$58		$132		$15		$7		$22

IS 2015 Fund

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class 1	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Class 1A	—	†	—	†	—	†	—	†	—	†	—	†
Class 2	—	†	—	†	—	†	—	†	—	†	—	†
Class 4	580		384		964		142		56		198
Total	$580		$384		$964		$142		$56		$198

IS 2010 Fund

	Year ended December 31, 2022						Year ended December 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class 1	$—	†	$—	†	$—	†	$—	†	$—	†	$—	†
Class 1A	—	†	—	†	—	†	—	†	—	†	—	†
Class 2	—	†	—	†	—	†	—	†	—	†	—	†
Class 4	7,953		5,431		13,384		1,695		544		2,239
Total	$7,953		$5,431		$13,384		$1,695		$544		$2,239

†	Amount less than one thousand.

28	American Funds Insurance Series – Target Date Series

6. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. CRMC receives investment advisory fees from the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments are based on an annualized percentage of average net assets as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 4	0.25	0.25

Insurance administrative services — The series has an insurance administrative services plan for Class 1A and 4 shares. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to the funds. These services include recordkeeping, shareholder communications and transaction processing. In addition, the funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each underlying fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets for Class R-6 shares. Currently CRMC receives an administrative services fee at the annual rate of 0.03% of the average daily net assets of the Class R-6 shares of each underlying fund for CRMC’s provision of administrative services. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

American Funds Insurance Series – Target Date Series	29

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

IS 2035 Fund

Share class	Distribution services		Insurance administrative services
Class 1	Not applicable		Not applicable
Class 1A	$—		$—
Class 2	—		Not applicable
Class 4	—	*	—	*
Total class-specific expenses	$—	*	$—	*

IS 2030 Fund

Share class	Distribution services		Insurance administrative services
Class 1	Not applicable		Not applicable
Class 1A	$—		$—
Class 2	—		Not applicable
Class 4	1		1
Total class-specific expenses	$1		$1

IS 2025 Fund

Share class	Distribution services		Insurance administrative services
Class 1	Not applicable		Not applicable
Class 1A	$—		$—
Class 2	—		Not applicable
Class 4	3		3
Total class-specific expenses	$3		$3

IS 2020 Fund

Share class	Distribution services		Insurance administrative services
Class 1	Not applicable		Not applicable
Class 1A	$—		$—
Class 2	—		Not applicable
Class 4	7		7
Total class-specific expenses	$7		$7

IS 2015 Fund

Share class	Distribution services		Insurance administrative services
Class 1	Not applicable		Not applicable
Class 1A	$—		$—
Class 2	—		Not applicable
Class 4	55		55
Total class-specific expenses	$55		$55

IS 2010 Fund

Share class	Distribution services		Insurance administrative services
Class 1	Not applicable		Not applicable
Class 1A	$—		$—
Class 2	—		Not applicable
Class 4	946		946
Total class-specific expenses	$946		$946

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation in each fund’s statement of operations reflects current fees (either paid in cash or deferred) and a net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

7. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

30	American Funds Insurance Series – Target Date Series

8. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

IS 2035 Fund

	Sales				Reinvestments of distributions				Repurchases		Net increase
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2022

Class 1	$—		—		$1		—	*	$—	—	$1		—	*
Class 1A	—		—		1		—	*	—	—	1		—	*
Class 2	—		—		1		—	*	—	—	1		—	*
Class 4	956		101		7		1		(232)	(23)	731		79
Total net increase (decrease)	$956		101		$10		1		$(232)	(23)	$734		79

Year ended December 31, 2021

Class 1	$—		—		$—	*	—	*	$—	—	$—	*	—	*
Class 1A	—		—		—	*	—	*	—	—	—	*	—	*
Class 2	—		—		—	*	—	*	—	—	—	*	—	*
Class 4	—	*	—	*	2		—	*	— *	— *	2		—	*
Total net increase	$—	*	—	*	$2		—	*	$— *	— *	$2		—	*

IS 2030 Fund

	Sales				Reinvestments of distributions				Repurchases		Net increase
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2022

Class 1	$—		—		$1		—	*	$—	—	$1		—	*
Class 1A	—		—		1		—	*	—	—	1		—	*
Class 2	—		—		1		—	*	—	—	1		—	*
Class 4	309		30		18		2		(40)	(4)	287		28
Total net increase (decrease)	$309		30		$21		2		$(40)	(4)	$290		28

Year ended December 31, 2021

Class 1	$—		—		$—	*	—	*	$—	—	$—	*	—	*
Class 1A	—		—		—	*	—	*	—	—	—	*	—	*
Class 2	—		—		—	*	—	*	—	—	—	*	—	*
Class 4	188		16		3		—	*	(117)	(10)	74		6
Total net increase (decrease)	$188		16		$3		—	*	$(117)	(10)	$74		6

Refer to the end of the tables for footnote.

American Funds Insurance Series – Target Date Series	31

IS 2025 Fund
	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2022

Class 1	$—	—	$1		—	*	$—	—	$1		—	*
Class 1A	—	—	1		—	*	—	—	1		—	*
Class 2	—	—	1		—	*	—	—	1		—	*
Class 4	456	40	58		6		(66)	(6)	448		40
Total net increase (decrease)	$456	40	$61		6		$(66)	(6)	$451		40

Year ended December 31, 2021

Class 1	$—	—	$—	*	—	*	$—	—	$—	*	—	*
Class 1A	—	—	—	*	—	*	—	—	—	*	—	*
Class 2	—	—	—	*	—	*	—	—	—	*	—	*
Class 4	573	49	10		1		(34)	(3)	549		47
Total net increase (decrease)	$573	49	$10		1		$(34)	(3)	$549		47

IS 2020 Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2022

Class 1	$—	—	$1		—	*	$—	—	$1		—	*
Class 1A	—	—	1		—	*	—	—	1		—	*
Class 2	—	—	1		—	*	—	—	1		—	*
Class 4	57	5	130		13		(124)	(11)	63		7
Total net increase (decrease)	$57	5	$133		13		$(124)	(11)	$66		7

Year ended December 31, 2021

Class 1	$—	—	$—	*	—	*	$—	—	$—	*	—	*
Class 1A	—	—	—	*	—	*	—	—	—	*	—	*
Class 2	—	—	—	*	—	*	—	—	—	*	—	*
Class 4	2,214	190	22		2		(432)	(38)	1,804		154
Total net increase (decrease)	$2,214	190	$22		2		$(432)	(38)	$1,804		154

IS 2015 Fund
	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2022

Class 1	$—	—	$1		—	*	$—	—	$1		—	*
Class 1A	—	—	1		—	*	—	—	1		—	*
Class 2	—	—	1		—	*	—	—	1		—	*
Class 4	9,603	905	961		96		(1,133)	(108)	9,431		893
Total net increase (decrease)	$9,603	905	$964		96		$(1,133)	(108)	$9,434		893

Year ended December 31, 2021

Class 1	$—	—	$—	*	—	*	$—	—	$—	*	—	*
Class 1A	—	—	—	*	—	*	—	—	—	*	—	*
Class 2	—	—	—	*	—	*	—	—	—	*	—	*
Class 4	7,058	621	198		17		(1,029)	(90)	6,227		548
Total net increase (decrease)	$7,058	621	$198		17		$(1,029)	(90)	$6,227		548

Refer to the end of the tables for footnote.

32	American Funds Insurance Series – Target Date Series

IS 2010 Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2022

Class 1	$—	—	$1		—	*	$—	—	$1		—	*
Class 1A	—	—	—	*	—	*	—	—	—	*	—	*
Class 2	—	—	—	*	—	*	—	—	—	*	—	*
Class 4	163,223	15,214	13,384		1,321		(12,728)	(1,232)	163,879		15,303
Total net increase (decrease)	$163,223	15,214	$13,385		1,321		$(12,728)	(1,232)	$163,880		15,303

Year ended December 31, 2021

Class 1	$—	—	$—	*	—	*	$—	—	$—	*	—	*
Class 1A	—	—	—	*	—	*	—	—	—	*	—	*
Class 2	—	—	—	*	—	*	—	—	—	*	—	*
Class 4	175,669	15,529	2,239		195		(2,897)	(259)	175,011		15,465
Total net increase (decrease)	$175,669	15,529	$2,239		195		$(2,897)	(259)	$175,011		15,465

*	Amount less than one thousand.

9. Investment transactions

Each fund engaged in purchases and sales of investment securities of affiliated issuers during the year ended December 31, 2022, as follows (dollars in thousands):

	IS 2035 Fund	IS 2030 Fund	IS 2025 Fund	IS 2020 Fund	IS 2015 Fund	IS 2010 Fund
Purchases of investment securities*	$983	$350	$631	$402	$12,341	$212,323
Sales of investment securities*	244	67	193	373	3,015	47,052

*	Excludes short-term securities and U.S. government obligations, if any.

American Funds Insurance Series – Target Date Series	33

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of year	Total return[2]		Net assets, end of year (in millions)		expenses to average net assets before reimburse- ments[3]		expenses to average net assets after reimburse- ments[3]		Net effective expense ratio[2,4,5]		Ratio of net income to average net assets[2]
IS 2035 Fund
Class 1:
12/31/2022	$12.93	$.22	$(2.35)	$(2.13)	$(.09)	$(.76)	$(.85)	$9.95	(16.33)%		$—	[6]	.03%		.03%		.37%		2.04%
12/31/2021	11.39	.17	1.58	1.75	(.10)	(.11)	(.21)	12.93	15.46		—	[6]	4.86		.06		.40		1.40
12/31/2020	10.19	.15	1.43	1.58	(.12)	(.26)	(.38)	11.39	16.03		—	[6]	46.43		.06		.42		1.52
12/31/2019[7,8]	10.00	.08	.19	.27	(.08)	—	(.08)	10.19	2.70	[9]	—	[6]	—	[9]	—	[9]	.37	[10]	.75	[9]
Class 1A:
12/31/2022	12.93	.22	(2.35)	(2.13)	(.09)	(.76)	(.85)	9.95	(16.33)		—	[6]	.03		.03		.37		2.04
12/31/2021	11.38	.17	1.59	1.76	(.10)	(.11)	(.21)	12.93	15.56		—	[6]	4.86		.06		.40		1.40
12/31/2020	10.19	.15	1.42	1.57	(.12)	(.26)	(.38)	11.38	15.93		—	[6]	46.43		.06		.42		1.51
12/31/2019[7,8]	10.00	.08	.19	.27	(.08)	—	(.08)	10.19	2.70	[9]	—	[6]	—	[9]	—	[9]	.37	[10]	.75	[9]
Class 2:
12/31/2022	12.93	.22	(2.35)	(2.13)	(.09)	(.76)	(.85)	9.95	(16.33)[11]		—	[6]	.03	[11]	.03	[11]	.37	[11]	2.04	[11]
12/31/2021	11.38	.17	1.59	1.76	(.10)	(.11)	(.21)	12.93	15.56	[11]	—	[6]	4.86	[11]	.06	[11]	.40	[11]	1.40	[11]
12/31/2020	10.19	.15	1.42	1.57	(.12)	(.26)	(.38)	11.38	15.93	[11]	—	[6]	46.43	[11]	.06	[11]	.42	[11]	1.51	[11]
12/31/2019[7,8]	10.00	.08	.19	.27	(.08)	—	(.08)	10.19	2.70	[9,11]	—	[6]	—	[9,11]	—	[9,11]	.37	[10,11]	.75	[9,11]
Class 4:
12/31/2022	12.92	.28	(2.47)	(2.19)	(.07)	(.76)	(.83)	9.90	(16.79)		1		.50		.50		.84		2.70
12/31/2021	11.39	.12	1.58	1.70	(.06)	(.11)	(.17)	12.92	14.99		—	[6]	5.31		.49		.83		.97
12/31/2020	10.19	.35	1.22	1.57	(.11)	(.26)	(.37)	11.39	16.01		—	[6]	52.83		.18		.54		3.35
12/31/2019[7,8]	10.00	.08	.19	.27	(.08)	—	(.08)	10.19	2.70	[9]	—	[6]	—	[9]	—	[9]	.37	[10]	.75	[9]
IS 2030 Fund
Class 1:
12/31/2022	$12.41	$.24	$(2.04)	$(1.80)	$(.14)	$(.52)	$(.66)	$9.95	(14.44)%		$—	[6]	.04%		.04%		.36%		2.29%
12/31/2021	11.14	.19	1.27	1.46	(.12)	(.07)	(.19)	12.41	13.07		—	[6]	2.53		.06		.38		1.59
12/31/2020	10.15	.17	1.16	1.33	(.13)	(.21)	(.34)	11.14	13.41		—	[6]	45.36		.06		.41		1.71
12/31/2019[7,8]	10.00	.07	.16	.23	(.08)	—	(.08)	10.15	2.28	[9]	—	[6]	—	[9]	—	[9]	.35	[10]	.69	[9]
Class 1A:
12/31/2022	12.41	.24	(2.04)	(1.80)	(.14)	(.52)	(.66)	9.95	(14.44)		—	[6]	.04		.04		.36		2.29
12/31/2021	11.14	.19	1.27	1.46	(.12)	(.07)	(.19)	12.41	13.07		—	[6]	2.53		.06		.38		1.59
12/31/2020	10.15	.17	1.16	1.33	(.13)	(.21)	(.34)	11.14	13.41		—	[6]	45.36		.06		.41		1.71
12/31/2019[7,8]	10.00	.07	.16	.23	(.08)	—	(.08)	10.15	2.28	[9]	—	[6]	—	[9]	—	[9]	.35	[10]	.69	[9]
Class 2:
12/31/2022	12.41	.24	(2.04)	(1.80)	(.14)	(.52)	(.66)	9.95	(14.44)[11]		—	[6]	.04	[11]	.04	[11]	.36	[11]	2.29	[11]
12/31/2021	11.14	.19	1.27	1.46	(.12)	(.07)	(.19)	12.41	13.07	[11]	—	[6]	2.53	[11]	.06	[11]	.38	[11]	1.59	[11]
12/31/2020	10.15	.17	1.16	1.33	(.13)	(.21)	(.34)	11.14	13.41	[11]	—	[6]	45.36	[11]	.06	[11]	.41	[11]	1.72	[11]
12/31/2019[7,8]	10.00	.07	.16	.23	(.08)	—	(.08)	10.15	2.28	[9,11]	—	[6]	—	[9,11]	—	[9,11]	.35	[10,11]	.69	[9,11]
Class 4:
12/31/2022	12.40	.25	(2.10)	(1.85)	(.11)	(.52)	(.63)	9.92	(14.87)		—	[6]	.52		.52		.84		2.38
12/31/2021	11.14	.13	1.27	1.40	(.07)	(.07)	(.14)	12.40	12.55		—	[6]	2.93		.53		.85		1.10
12/31/2020	10.15	.46	.87	1.33	(.13)	(.21)	(.34)	11.14	13.39		—	[6]	44.54		.25		.60		4.38
12/31/2019[7,8]	10.00	.07	.16	.23	(.08)	—	(.08)	10.15	2.28	[9]	—	[6]	—	[9]	—	[9]	.35	[10]	.69	[9]

Refer to the end of the tables for footnotes.

34	American Funds Insurance Series – Target Date Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of year	Total return[2]		Net assets, end of year (in millions)		expenses to average net assets before reimburse- ments[3]		expenses to average net assets after reimburse- ments[3]		Net effective expense ratio[2,4,5]		Ratio of net income to average net assets[2]
IS 2025 Fund
Class 1:
12/31/2022	$12.27	$.28	$(1.87)	$(1.59)	$(.21)	$(.30)	$(.51)	$10.17	(12.87)%		$—	[6]	.04%		.04%		.35%		2.63%
12/31/2021	11.17	.21	1.06	1.27	(.09)	(.08)	(.17)	12.27	11.42		—	[6]	1.26		.06		.37		1.77
12/31/2020	10.12	.19	1.10	1.29	(.19)	(.05)	(.24)	11.17	12.75		—	[6]	20.72		.06		.38		1.85
12/31/2019[7,8]	10.00	.07	.13	.20	(.08)	—	(.08)	10.12	1.98	[9]	—	[6]	—	[9]	—	[9]	.33	[10]	.66	[9]
Class 1A:
12/31/2022	12.27	.28	(1.87)	(1.59)	(.21)	(.30)	(.51)	10.17	(12.87)		—	[6]	.04		.04		.35		2.63
12/31/2021	11.17	.21	1.06	1.27	(.09)	(.08)	(.17)	12.27	11.42		—	[6]	1.26		.06		.37		1.77
12/31/2020	10.12	.19	1.10	1.29	(.19)	(.05)	(.24)	11.17	12.75		—	[6]	20.72		.06		.38		1.85
12/31/2019[7,8]	10.00	.07	.13	.20	(.08)	—	(.08)	10.12	1.98	[9]	—	[6]	—	[9]	—	[9]	.33	[10]	.66	[9]
Class 2:
12/31/2022	12.27	.28	(1.87)	(1.59)	(.21)	(.30)	(.51)	10.17	(12.87)[11]		—	[6]	.04	[11]	.04	[11]	.35	[11]	2.63	[11]
12/31/2021	11.17	.21	1.06	1.27	(.09)	(.08)	(.17)	12.27	11.42	[11]	—	[6]	1.26	[11]	.06	[11]	.37	[11]	1.77	[11]
12/31/2020	10.12	.19	1.10	1.29	(.19)	(.05)	(.24)	11.17	12.75	[11]	—	[6]	20.72	[11]	.06	[11]	.38	[11]	1.85	[11]
12/31/2019[7,8]	10.00	.07	.13	.20	(.08)	—	(.08)	10.12	1.98	[9,11]	—	[6]	—	[9,11]	—	[9,11]	.33	[10,11]	.66	[9,11]
Class 4:
12/31/2022	12.22	.24	(1.87)	(1.63)	(.16)	(.30)	(.46)	10.13	(13.25)		1		.54		.54		.85		2.21
12/31/2021	11.16	.18	1.02	1.20	(.06)	(.08)	(.14)	12.22	10.77		1		1.35		.55		.86		1.48
12/31/2020	10.12	.20	1.06	1.26	(.17)	(.05)	(.22)	11.16	12.42		1		7.44		.54		.86		1.93
12/31/2019[7,8]	10.00	.07	.13	.20	(.08)	—	(.08)	10.12	1.98	[9]	—	[6]	—	[9]	—	[9]	.33	[10]	.66	[9]
IS 2020 Fund
Class 1:
12/31/2022	$11.97	$.31	$(1.64)	$(1.33)	$(.27)	$(.31)	$(.58)	$10.06	(11.08)%		$—	[6]	.05%		.05%		.34%		2.94%
12/31/2021	10.94	.24	.93	1.17	(.09)	(.05)	(.14)	11.97	10.68		—	[6]	.68		.06		.35		2.09
12/31/2020	10.09	.25	.81	1.06	(.19)	(.02)	(.21)	10.94	10.52		—	[6]	14.67		.06		.36		2.41
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.68	[9]	—	[6]	—	[9]	—	[9]	.31	[10]	.65	[9]
Class 1A:
12/31/2022	11.97	.31	(1.64)	(1.33)	(.27)	(.31)	(.58)	10.06	(11.08)		—	[6]	.05		.05		.34		2.94
12/31/2021	10.95	.24	.92	1.16	(.09)	(.05)	(.14)	11.97	10.58		—	[6]	.68		.06		.35		2.09
12/31/2020	10.09	.25	.82	1.07	(.19)	(.02)	(.21)	10.95	10.62		—	[6]	14.67		.06		.36		2.41
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.68	[9]	—	[6]	—	[9]	—	[9]	.31	[10]	.65	[9]
Class 2:
12/31/2022	11.97	.31	(1.64)	(1.33)	(.27)	(.31)	(.58)	10.06	(11.08)[11]		—	[6]	.05	[11]	.05	[11]	.34	[11]	2.94	[11]
12/31/2021	10.94	.24	.93	1.17	(.09)	(.05)	(.14)	11.97	10.68	[11]	—	[6]	.68	[11]	.06	[11]	.35	[11]	2.09	[11]
12/31/2020	10.09	.25	.81	1.06	(.19)	(.02)	(.21)	10.94	10.52	[11]	—	[6]	14.67	[11]	.06	[11]	.36	[11]	2.41	[11]
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.68	[9,11]	—	[6]	—	[9,11]	—	[9,11]	.31	[10,11]	.65	[9,11]
Class 4:
12/31/2022	11.91	.26	(1.63)	(1.37)	(.22)	(.31)	(.53)	10.01	(11.51)		3		.55		.55		.84		2.42
12/31/2021	10.92	.23	.87	1.10	(.06)	(.05)	(.11)	11.91	10.10		3		.94		.56		.85		1.96
12/31/2020	10.09	.29	.73	1.02	(.17)	(.02)	(.19)	10.92	10.15		1		5.79		.54		.84		2.75
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.68	[9]	—	[6]	—	[9]	—	[9]	.31	[10]	.65	[9]

Refer to the end of the tables for footnotes.

American Funds Insurance Series – Target Date Series	35

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions								Ratio of		Ratio of
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of year	Total return[2]		Net assets, end of year (in millions)		expenses to average net assets before reimburse- ments[3]		expenses to average net assets after reimburse- ments[3]		Net effective expense ratio[2,4,5]		Ratio of net income to average net assets[2]
IS 2015 Fund
Class 1:
12/31/2022	$11.79	$.32	$(1.52)	$(1.20)	$(.23)	$(.27)	$(.50)	$10.09	(10.13)%		$—	[6]	.04%		.04%		.33%		3.03%
12/31/2021	10.85	.25	.86	1.11	(.13)	(.04)	(.17)	11.79	10.26		—	[6]	.12		.06		.34		2.16
12/31/2020	10.09	.76	.20	.96	(.20)	— [12]	(.20)	10.85	9.62		—	[6]	7.60		.06		.35		7.46
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.69	[9]	—	[6]	—	[9]	—	[9]	.30	[10]	.65	[9]
Class 1A:
12/31/2022	11.79	.32	(1.53)	(1.21)	(.23)	(.27)	(.50)	10.08	(10.13)		—	[6]	.04		.04		.33		3.03
12/31/2021	10.85	.25	.86	1.11	(.13)	(.04)	(.17)	11.79	10.26		—	[6]	.12		.06		.34		2.16
12/31/2020	10.09	.76	.20	.96	(.20)	— [12]	(.20)	10.85	9.62		—	[6]	7.60		.06		.35		7.46
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.69	[9]	—	[6]	—	[9]	—	[9]	.30	[10]	.65	[9]
Class 2:
12/31/2022	11.79	.32	(1.53)	(1.21)	(.23)	(.27)	(.50)	10.08	(10.13)[11]		—	[6]	.04	[11]	.04	[11]	.33	[11]	3.03	[11]
12/31/2021	10.85	.25	.86	1.11	(.13)	(.04)	(.17)	11.79	10.26	[11]	—	[6]	.12	[11]	.06	[11]	.34	[11]	2.16	[11]
12/31/2020	10.09	.76	.20	.96	(.20)	— [12]	(.20)	10.85	9.62	[11]	—	[6]	7.60	[11]	.06	[11]	.35	[11]	7.46	[11]
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.69	[9,11]	—	[6]	—	[9,11]	—	[9,11]	.30	[10,11]	.65	[9,11]
Class 4:
12/31/2022	11.75	.29	(1.55)	(1.26)	(.18)	(.27)	(.45)	10.04	(10.63)		25		.54		.54		.83		2.71
12/31/2021	10.83	.20	.85	1.05	(.09)	(.04)	(.13)	11.75	9.74		19		.62		.56		.84		1.76
12/31/2020	10.09	.27	.65	.92	(.18)	— [12]	(.18)	10.83	9.20		12		.93		.56		.85		2.58
12/31/2019[7,8]	10.00	.07	.10	.17	(.08)	—	(.08)	10.09	1.69	[9]	—	[6]	—	[9]	—	[9]	.30	[10]	.65	[9]
IS 2010 Fund
Class 1:
12/31/2022	$11.63	$.32	$(1.38)	$(1.06)	$(.22)	$(.18)	$(.40)	$10.17	(9.15)%		$—	[6]	.04%		.04%		.32%		3.00%
12/31/2021	10.76	.23	.76	.99	(.09)	(.03)	(.12)	11.63	9.28		—	[6]	.08		.06		.33		2.07
12/31/2020	10.08	.25	.65	.90	(.22)	— [12]	(.22)	10.76	9.02		—	[6]	.10		.08		.37		2.51
12/31/2019[7,8]	10.00	.06	.09	.15	(.07)	—	(.07)	10.08	1.54	[9]	—	[6]	—	[9]	—	[9]	.30	[10]	.62	[9]
Class 1A:
12/31/2022	11.63	.32	(1.38)	(1.06)	(.22)	(.18)	(.40)	10.17	(9.15)		—	[6]	.04		.04		.32		3.00
12/31/2021	10.76	.23	.76	.99	(.09)	(.03)	(.12)	11.63	9.28		—	[6]	.08		.06		.33		2.07
12/31/2020	10.08	.26	.64	.90	(.22)	— [12]	(.22)	10.76	9.02		—	[6]	.10		.08		.37		2.51
12/31/2019[7,8]	10.00	.06	.09	.15	(.07)	—	(.07)	10.08	1.54	[9]	—	[6]	—	[9]	—	[9]	.30	[10]	.62	[9]
Class 2:
12/31/2022	11.63	.32	(1.38)	(1.06)	(.22)	(.18)	(.40)	10.17	(9.15)[11]		—	[6]	.04	[11]	.04	[11]	.32	[11]	3.00	[11]
12/31/2021	10.76	.23	.76	.99	(.09)	(.03)	(.12)	11.63	9.28	[11]	—	[6]	.08	[11]	.06	[11]	.33	[11]	2.07	[11]
12/31/2020	10.08	.25	.65	.90	(.22)	— [12]	(.22)	10.76	9.02	[11]	—	[6]	.10	[11]	.08	[11]	.37	[11]	2.51	[11]
12/31/2019[7,8]	10.00	.06	.09	.15	(.07)	—	(.07)	10.08	1.54	[9,11]	—	[6]	—	[9,11]	—	[9,11]	.30	[10,11]	.62	[9,11]
Class 4:
12/31/2022	11.58	.28	(1.40)	(1.12)	(.17)	(.18)	(.35)	10.11	(9.56)		430		.55		.55		.83		2.67
12/31/2021	10.74	.20	.73	.93	(.06)	(.03)	(.09)	11.58	8.75		315		.58		.56		.83		1.81
12/31/2020	10.08	.24	.62	.86	(.20)	— [12]	(.20)	10.74	8.55		126		.55		.55		.84		2.36
12/31/2019[7,8]	10.00	.06	.09	.15	(.07)	—	(.07)	10.08	1.54	[9]	—	[6]	—	[9]	—	[9]	.30	[10]	.62	[9]

Refer to the end of the tables for footnotes.

36	American Funds Insurance Series – Target Date Series

Financial highlights (continued)

	Year ended December 31,
Portfolio turnover rate for all share classes	2022	2021	2020	2019
IS 2035 Fund	88%	18%	48%	—%[13]
IS 2030 Fund	21	60	45	—	[13]
IS 2025 Fund	14	10	10	—	[13]
IS 2020 Fund	14	30	15	—	[13]
IS 2015 Fund	14	15	5	—	[13]
IS 2010 Fund	12	7	1	—	[13]

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for each of the funds. No expenses were accrued on any of the funds during the period December 6, 2019, commencement of operations, through December 31, 2019.
[3]	This column does not include expenses of the underlying funds in which each fund invests.
[4]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[5]	Unaudited.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	For the period December 6, 2019, commencement of operations, through December 31, 2019.
[9]	Not annualized.
[10]	Annualized.
[11]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[12]	Amount less than $.01.
[13]	There was no turnover.

American Funds Insurance Series – Target Date Series	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of American Funds IS 2035 Target Date Fund, American Funds IS 2030 Target Date Fund, American Funds IS 2025 Target Date Fund, American Funds IS 2020 Target Date Fund, American Funds IS 2015 Target Date Fund and American Funds IS 2010 Target Date Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of American Funds IS 2035 Target Date Fund, American Funds IS 2030 Target Date Fund, American Funds IS 2025 Target Date Fund, American Funds IS 2020 Target Date Fund, American Funds IS 2015 Target Date Fund and American Funds IS 2010 Target Date Fund (six of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

February 17, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

38	American Funds Insurance Series – Target Date Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2022, through December 31, 2022).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series – Target Date Series	39

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
IS 2035 Fund
Class 1 – actual return	$1,000.00	$1,021.08	$.15	.03%	$1.88	.37%
Class 1 – assumed 5% return	1,000.00	1,025.05	.15	.03	1.89	.37
Class 1A – actual return	1,000.00	1,021.08	.15	.03	1.88	.37
Class 1A – assumed 5% return	1,000.00	1,025.05	.15	.03	1.89	.37
Class 2 – actual return	1,000.00	1,021.08	.15	.03	1.88	.37
Class 2 – assumed 5% return	1,000.00	1,025.05	.15	.03	1.89	.37
Class 4 – actual return	1,000.00	1,018.58	2.59	.51	4.32	.85
Class 4 – assumed 5% return	1,000.00	1,022.63	2.60	.51	4.33	.85
IS 2030 Fund
Class 1 – actual return	$1,000.00	$1,015.39	$.30	.06%	$1.93	.38%
Class 1 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.94	.38
Class 1A – actual return	1,000.00	1,015.39	.30	.06	1.93	.38
Class 1A – assumed 5% return	1,000.00	1,024.90	.31	.06	1.94	.38
Class 2 – actual return	1,000.00	1,015.39	.30	.06	1.93	.38
Class 2 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.94	.38
Class 4 – actual return	1,000.00	1,013.00	2.74	.54	4.36	.86
Class 4 – assumed 5% return	1,000.00	1,022.48	2.75	.54	4.38	.86
IS 2025 Fund
Class 1 – actual return	$1,000.00	$1,011.23	$.30	.06%	$1.88	.37%
Class 1 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.89	.37
Class 1A – actual return	1,000.00	1,011.23	.30	.06	1.88	.37
Class 1A – assumed 5% return	1,000.00	1,024.90	.31	.06	1.89	.37
Class 2 – actual return	1,000.00	1,011.23	.30	.06	1.88	.37
Class 2 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.89	.37
Class 4 – actual return	1,000.00	1,008.18	2.78	.55	4.35	.86
Class 4 – assumed 5% return	1,000.00	1,022.43	2.80	.55	4.38	.86
IS 2020 Fund
Class 1 – actual return	$1,000.00	$1,010.11	$.30	.06%	$1.77	.35%
Class 1 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.79	.35
Class 1A – actual return	1,000.00	1,010.11	.30	.06	1.77	.35
Class 1A – assumed 5% return	1,000.00	1,024.90	.31	.06	1.79	.35
Class 2 – actual return	1,000.00	1,010.11	.30	.06	1.77	.35
Class 2 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.79	.35
Class 4 – actual return	1,000.00	1,007.75	2.83	.56	4.30	.85
Class 4 – assumed 5% return	1,000.00	1,022.38	2.85	.56	4.33	.85
IS 2015 Fund
Class 1 – actual return	$1,000.00	$1,010.09	$.25	.05%	$1.72	.34%
Class 1 – assumed 5% return	1,000.00	1,024.95	.26	.05	1.73	.34
Class 1A – actual return	1,000.00	1,010.09	.25	.05	1.72	.34
Class 1A – assumed 5% return	1,000.00	1,024.95	.26	.05	1.73	.34
Class 2 – actual return	1,000.00	1,010.09	.25	.05	1.72	.34
Class 2 – assumed 5% return	1,000.00	1,024.95	.26	.05	1.73	.34
Class 4 – actual return	1,000.00	1,007.60	2.83	.56	4.30	.85
Class 4 – assumed 5% return	1,000.00	1,022.38	2.85	.56	4.33	.85

Refer to the next page for footnotes.

40	American Funds Insurance Series – Target Date Series

Expense example (continued)

	Beginning account value 7/1/2022	Ending account value 12/31/2022	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
IS 2010 Fund
Class 1 – actual return	$1,000.00	$1,007.44	$.30	.06%	$1.72	.34%
Class 1 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.73	.34
Class 1A – actual return	1,000.00	1,007.44	.30	.06	1.72	.34
Class 1A – assumed 5% return	1,000.00	1,024.90	.31	.06	1.73	.34
Class 2 – actual return	1,000.00	1,007.44	.30	.06	1.72	.34
Class 2 – assumed 5% return	1,000.00	1,024.90	.31	.06	1.73	.34
Class 4 – actual return	1,000.00	1,005.87	2.83	.56	4.25	.84
Class 4 – assumed 5% return	1,000.00	1,022.38	2.85	.56	4.28	.84

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series – Target Date Series	41

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2021, through September 30, 2022. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

42	American Funds Insurance Series – Target Date Series

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California; former Director, First Descents	97	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	97	Edwards Lifesciences; Public Storage
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees[4,5]

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President and Trustee	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[5]	35	None
Michael C. Gitlin, 1970 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

American Funds Insurance Series – Target Date Series	43

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[5]; Director, The Capital Group Companies, Inc.[5]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[5]; Senior Vice President, Secretary and Director, Capital Group Companies Global[5]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[5]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[5]
Peter Eliot, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[5]; Director, The Capital Group Companies, Inc.[5]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[5]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	Company affiliated with Capital Research and Management Company.

44	American Funds Insurance Series – Target Date Series

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“Proxy Voting Guidelines for American Funds Insurance Series — Target Date Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on our website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Insurance Series — Target Date Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series — Target Date Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series — Target Date Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2023, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

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American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2022.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Capital World Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2021. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Paul S. Williams, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

		AFIS

Registrant:
a) Audit Fees:
Audit	2021	809,000
	2022	853,000

b) Audit-Related Fees:
	2021	None
	2022	None

c) Tax Fees:
	2021	201,000
	2022	208,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
	2021	None
	2022	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	None
	2022	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	None
	2022	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $201,000 for fiscal year 2021 and $208,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By __/s/ Maria Manotok________________
Maria Manotok, Principal Executive Officer

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Maria Manotok_____________
Maria Manotok, Principal Executive Officer

Date: February 28, 2023

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: February 28, 2023